UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

John L. Sullivan, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Report to Stockholders

Thrivent Financial for Lutherans®

Thrivent Series Fund, Inc.

Semiannual Report
June 30, 2010

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23572SAR R8-10

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Dear Member:

The six-month period ended June 30, 2010, proved rewarding for investors as the U.S. economy and financial markets sprang back from early 2009 lows. In this letter, I will offer some comments in review of the period, as well as outline what we believe to be key topics in forming an outlook through the end of 2010.

A brief review on the economy

The U.S. economy expanded slowly during the reporting period with first quarter gross domestic product revised down to a 2.7% growth rate.1 Stronger economic conditions earlier in the period were spurred by improvement in consumer spending patterns and overall confidence, along with signs of modest stabilization in the nation’s housing markets. In May and June, concerns mounted in reaction to troubles in the European Union (EU), specifically with budget deficits and credit concerns in Greece, Portugal and Spain, among others. Here in the U.S., employment news and uncertainty with regard to financial reforms and budget deficits teamed to impede a stronger economic recovery.

The U.S. employment picture was a mixed bag, as month after month of net job losses finally turned positive (net job creation) in the early spring months, only to fall back in May and June as the pace and extent of job recovery remained in question. Initial claims for unemployment benefits, a leading indicator of the employment market, were (and continue to be) volatile with no clear trend emerging.

Inflation did not register to any significant degree, allowing the Federal Reserve Open Markets Committee (FOMC) to keep its target federal funds rate at a range of zero to 0.25% throughout the period. There are two sides of the coin with regard to today’s historically low interest rate environment. Low interest rates are supportive of economic growth, as companies and individuals can finance business plans or service debt at lower cost. But yields on conservative accounts and products (such as bank savings deposit, money market and fixed-account rates) are also extremely low and can prove discouraging for low-risk-taking savers and investors.

A brief review on the markets

Stock prices increased early in the six-month period ended June 30, 2010, before falling precipitously in May and June as debt- and credit-related problems in Europe roiled the world markets. This news largely overshadowed strong corporate profit reports and led to losses for equity-oriented asset classes across the board.

More aggressive investment categories fared better as their gains were stronger early in the period: Small-company U.S. stocks, as measured by the Russell 2000® Index, returned -1.95% versus large-company U.S. stocks, as measured by the S&P 500 Index, returned -5.12%. The value and growth styles of equities performed roughly in-line with one another: The Russell 1000® Growth Index had a -7.65% total return while the Russell 1000® Value Index had a -5.12% total return.

Overseas equity returns were impacted by the weak euro currency and deterioration in EU country balance sheets. The MSCI EAFE Index, a common benchmark for large, higher-quality international stocks, returned -12.93% over the period. Emerging markets, with fewer financial problems and account surpluses, outperformed developed markets as exhibited by the MSCI Emerging Markets Index’s -6.04% return.

With regard to the bond markets, benign inflation levels, a snap-back in corporate and mortgage-backed bond prices, and a flight to safer investments late in the period ushered in solidly positive returns for fixed-income investors. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 5.33% total return for the six-month period ended June 30, 2010, while more aggressive indexes that typically accent more, and lower-quality, corporate bond holdings, performed well. The Barclays Capital U.S. Corporate High Yield Bond Index, buoyed by much improved business conditions and investor appetite for higher-yielding investments, added a 4.51% return over the same period.

Outlook

Some improvement in the economy is certainly visible. We have seen a general stabilization in the employment picture, with several months of net job gains having recently been recorded, the financial system emerging from a very troubling credit crisis (perhaps worse for wear, but intact) and the U.S. consumer appearing to have weathered the worst of the storm with spending patterns and overall confidence considerably better than a short time ago. Summed up, economic growth is positive and the market recovery over the six-month period reflects stronger fundamental underpinnings than we saw a year earlier. Why, then, are so many investors and citizens wary of the current economic picture and the potential of our nation’s financial markets?

I would venture that a level of caution may be warranted and cite several thorny issues that may be important for future growth and confidence. Let us start with our current economic views and employment in particular.

Jobs: In 2008 and 2009, the U.S. economy shed more than 5 million jobs as the recession took root. That trend has begun to shift with a gain of 290,000 jobs created in April of 2010.2 But even on top of slighter employment gains in the late winter and early spring months, our economy will likely have to string together many months of strong job additions to continue the pace of economic growth and stock market returns we would like to see. Weaker jobs reports in May and June underscore the nation’s still unsettled employment picture.

I believe the best one can say for the current employment picture is that lay-off notices have slowed but new hiring has yet to take off. With a June unemployment rate of 9.5%, we expect new job creation to dominate political and economic debate into election season.3 The road to a robust recovery in employment will likely be long.

Debt: Global debt has also been in the news and will likely be a key consideration for international markets into the foreseeable future. The situation in Europe, and Greece in particular, holds potential lessons for many countries, including our own. With very high spending and tax rates, combined with economic growth rates that are roughly a third less than the U.S., some European countries have a significant challenge in reducing debt levels and spending. How and when they go about addressing this problem may have a meaningful impact on international and domestic markets.

Many investors question how a small country like Greece can have such a bearing on international markets. Greece, like any developed country, issues debt to fund its budget deficit and spending. Banks and other financial institutions buy this debt in exchange for a return or yield that compensates them for potential defaults. When the debt, or bonds, drop dramatically in price due to concerns over Greece’s finances, shares in companies that own the debt drop in turn. The value of the euro drops as confidence wavers in the EU’s ability to back Greece and the amount of money it will take to stabilize the Greek economy. Now other countries in the EU are forced to take on additional debt. And what if Greece is only one of several countries in the EU with emerging budget issues? It’s not a stretch to see how the cycle could repeat in other countries; my strategy team is following this topic closely.

Here in the United States, debt is also looming over the economy and markets. We too have to artfully balance our current deficit with spending, tax policy and spending reductions. How quickly and skillfully this is addressed will have a profound effect on future economic growth and market returns.

Trust: Some financial institutions and professionals have badly tarnished our industry’s reputation. For the first time in my career, I fight a wince when asked what I do for a living. This pains me because I take great pride in the work Thrivent Financial does in support of our investors and members, and I know how strongly my colleagues share this mission. I also greatly enjoy the investment management business and believe deeply in the power and long-term opportunity of the U.S. economy and financial markets.

Recent findings of the Chicago Booth/Kellogg School Financial Trust Index showed that only 23% of Americans trust the nation’s financial system.4 No surprise here as the nation just went through a devastating credit crisis, saw some major financial institutions implode and require government assistance and investment, and endured a severe pullback in the stock market from which we continue to recover.

When considering financial markets and trust in the financial system, what’s perhaps most relevant to you is a fear of a stock market decline. At Thrivent Financial for Lutherans, we generally believe strongly in including stocks as part of a long-term accumulation or retirement income plan. The allocation to stocks depends on several factors, including an individual’s risk tolerance, time horizon until the money is needed, the need for accessibility to the money at a given time, and the individual’s other investments or savings. Stocks, or equities, can provide long-term growth as well as serve as an effective hedge against inflation—two critical attributes for accumulating enough and not outliving your assets.

If fear of the stock market makes you sleepless at night, it’s time to sit down with a Thrivent Financial representative. He or she can help build a strategy that balances your personal appetite for risk with the goals you have for your investment. Thrivent Financial has many tools and product solutions that can help. Let us know if we can help in any way. Thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen

President of Thrivent Series Fund, Inc.

[1]	Bureau of Economic Statistics

[2]	U.S. Department of Labor, Bureau of Labor Statistics

[3]	U.S. Department of Labor, Bureau of Labor Statistics

[4]	March 30, 2010, Chicago Booth/Kellogg School, Financial Trust Index, a quarterly look at Americans’ trust in the nation’s financial system.

Thrivent Aggressive Allocation Portfolio

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Aggressive Allocation Portfolio earned a return of -5.72%, as compared to the S&P 500 Index, which earned -6.65%, while the Barclays Capital Aggregate Bond Index returned 5.33%. The median return in the Lipper Multi-Cap Core category was -6.43%.

What factors affected the Portfolio’s performance?

Equity markets advanced in the early part of the period, reflecting increased optimism about the vigor and sustainability of the unfolding economic recovery both in the U.S. and abroad. That optimism quickly turned to heightened uncertainty as sovereign debt default issues became apparent in the euro zone countries, specifically related to Greece but more broadly exposing a fundamental weakness in the construction of the euro bloc as a currency alternative to the dollar. Net growth and sustainability expectations were reduced globally, engendering a sell off in equity asset classes, a downward adjustment in interest rate levels and commensurate increase in bond prices.

The Portfolio allocation to equities was approximately 90%, reflecting a decision to modestly move below our strategic target about midway through the period. Additionally, we had upgraded our exposure to domestic and higher quality assets at the time of the Portfolio reallocation. Both of these actions proved to be timely and modestly aided Portfolio results versus the equity benchmarks.

In fixed income, we introduced exposure to U.S. government securities and balanced them with continued exposure to the high-yield sector, the former as a hedge to the increased riskiness of the environment, and the latter reflecting the continued attractive valuations in high-yield bonds versus their investment-grade alternatives.

What is your outlook?

We believe the economy is entering into a period of slower growth that heightens the risk that the economic recovery will not be sustained. While we do not believe that will be the case, we have taken steps in the Portfolio to recognize those risks. By the end of the period, equity markets had adjusted downward and bond prices have rallied, reflecting this revised outlook. The risk of disappointment, in our view, is priced into many asset classes.

At this point, we believe the recovery will be sustained, inflation will be contained and the sovereign debt challenge in Europe will be mitigated. As such, we still maintain a healthy exposure to stocks and corporate bonds. At current levels of interest rates, if corporate earnings as currently forecast can be achieved, stocks are relatively cheap. It is key, in our view, that economic growth be sustained at reasonable levels to achieve those earnings targets. We continue to monitor the situation closely.

Portfolio Facts

As of June 30, 2010

Net Assets	$474,946,515
NAV	$9.81
NAV - High†	4/23/2010 - $11.72
NAV - Low†	6/30/2010 - $9.81
Number of Holdings: 314

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/29/2005
15.57%	1.02%	1.86%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of -3.93%, as compared to the S&P 500 Index, which returned -6.65%, while the Barclays Capital Aggregate Bond Index returned 5.33%. The median return in the Lipper Mixed-Asset Target Allocation Growth category was -4.42%.

What factors affected the Portfolio’s performance?

Equity markets advanced in the early part of the period, reflecting increased optimism about the vigor and sustainability of the unfolding economic recovery both in the U.S. and abroad. That optimism quickly turned to heightened uncertainty as sovereign debt default issues became apparent in the euro zone countries, specifically related to Greece, but more broadly exposing a fundamental weakness in the construction of the euro bloc as a currency alternative to the dollar.

The Portfolio allocation to equities was reduced to approximately 75% from 79% and a commensurate increase in our bond holdings occurred, reflecting a decision to move modestly below our strategic targets in more risky categories about midway through the period. Additionally, we had upgraded our exposure to domestic and higher quality assets in both allocations at the time of the Portfolio reallocation. In fixed income, we introduced exposure to U.S. government securities and balanced them with continued exposure to the high-yield sector, the former as a hedge to the increased riskiness of the environment and the latter reflecting the continued attractive valuations in high-yield bonds versus their investment-grade alternatives.

What is your outlook?

We believe the economy is entering into a period of slower growth that heightens the risk that the economic recovery won’t be sustained. While we don’t believe that will be the case, we have taken steps in the Portfolio to recognize those risks. By the end of the period, equity markets had adjusted downward and bond prices have rallied, reflecting this revised outlook. The risk of disappointment, in our view, is priced into many asset classes.

At this point, we believe the recovery will be sustained, inflation will be contained and the sovereign debt challenge in Europe will be mitigated. As such, we still maintain a healthy exposure to stocks and corporate bonds. At current levels of interest rates, if corporate earnings as currently forecast can be achieved, stocks are relatively cheap. It is key, in our view, that economic growth be sustained at reasonable levels to achieve those earnings targets. We continue to monitor the situation closely.

Portfolio Facts

As of June 30, 2010

Net Assets	$2,029,330,612
NAV	$9.90
NAV - High†	4/23/2010 - $11.66
NAV - Low†	6/30/2010 - $9.90
Number of Holdings: 346

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/29/2005
16.51%	1.82%	2.48%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Moderate Allocation Portfolio earned a return of -1.70%, as compared with the S&P 500 Index, which earned -6.65%, while the Barclays Capital Aggregate Bond Index returned 5.33%. The median return in the Lipper Mixed-Asset Target Allocation Moderate category was -2.36%.

What factors affected the Portfolio’s performance?

Equity markets advanced in the early part of the period, reflecting increased optimism about the vigor and sustainability of the unfolding economic recovery both in the U.S. and abroad. That optimism quickly turned to heightened uncertainty as sovereign debt default issues became apparent in the euro zone countries, specifically related to Greece but more broadly exposing a fundamental weakness in the construction of the euro bloc as a currency alternative to the dollar.

The Portfolio allocation to equities was reduced to approximately 55% from 58% and a commensurate increase in our bond holdings occurred, reflecting a decision to move modestly below our strategic targets in more risky categories about midway through the period.

Additionally, we had upgraded our exposure to domestic and higher-quality assets in both allocations at the time of the Portfolio reallocation. Taken together, these actions proved to be timely and modestly aided Portfolio results versus the equity benchmarks.

In fixed income, we introduced exposure to U.S. government securities and balanced them with continued exposure to the high-yield sector, the former as a hedge to the increased riskiness of the environment and the latter reflecting the continued attractive valuations in high-yield bonds versus their investment-grade alternatives.

What is your outlook?

We believe the economy is entering into a period of slower growth that heightens the risk the economic recovery will not be sustained. While we do not believe that will be the case, we have taken steps in the Portfolio to recognize those risks. By the end of the period, equity markets had adjusted downward and bond prices have rallied, reflecting this revised outlook. The risk of disappointment, in our view, is priced into many asset classes.

At this point, we believe the recovery will be sustained, inflation will be contained and the sovereign debt challenge in Europe will be mitigated. As such, we still maintain a healthy exposure to stocks and corporate bonds. At current levels of interest rates, if corporate earnings as currently forecast can be achieved, stocks are relatively cheap. It is key, in our view, that economic growth be sustained at reasonable levels to achieve those earnings targets. We continue to monitor the situation closely.

Portfolio Facts

As of June 30, 2010

Net Assets	$2,868,768,184
NAV	$10.20
NAV - High†	4/23/2010 - $11.64
NAV - Low†	6/30/2010 - $10.20
Number of Holdings: 347

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/29/2005
16.39%	2.74%	3.25%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Moderately Conservative Allocation Portfolio earned a return of -0.01%, as compared to the S&P 500 Index, which returned -6.65%, while the Barclays Capital Aggregate Bond Index returned 5.33%. The median return in the Lipper Mixed-Asset Target Allocation Conservative category earned 0.39%.

What factors affected the Portfolio’s performance?

Equity markets advanced in the early part of the period, reflecting increased optimism about the vigor and sustainability of the unfolding economic recovery both in the U.S. and abroad. That optimism quickly turned to heightened uncertainty as sovereign debt default issues became apparent in the euro zone countries, specifically related to Greece, but more broadly exposing a fundamental weakness in the construction of the euro bloc as a currency alternative to the dollar.

The Portfolio allocation to equities was reduced to approximately 37% from 39% and a commensurate increase in our bond holdings occurred, reflecting a decision to move modestly below our strategic targets in more risky categories about midway through the period. Additionally, we had upgraded our exposure to domestic and higher-quality assets in both allocations at the time of the Portfolio reallocation. In fixed income, we introduced exposure to U.S. government securities and balanced them with continued exposure to the high-yield sector, the former as a hedge to the increased riskiness of the environment and the latter reflecting the continued attractive valuations in high-yield bonds versus their investment-grade alternatives.

What is your outlook?

We believe the economy is entering into a period of slower growth that heightens the risk the economic recovery will not be sustained. While we do not believe that will be the case, we have taken steps in the Portfolio to recognize those risks. By the end of the period, equity markets had adjusted downward and bond prices have rallied, reflecting this revised outlook.

At this point, we believe the recovery will be sustained, inflation will be contained and the sovereign debt challenge in Europe will be mitigated. As such, we still maintain a healthy exposure to stocks and corporate bonds. At current levels of interest rates, if corporate earnings as currently forecast can be achieved, stocks are relatively cheap. It is key, in our view, that economic growth be sustained at reasonable levels to achieve those earnings targets. We continue to monitor the situation closely.

Portfolio Facts

As of June 30, 2010

Net Assets	$1,239,295,482
NAV	$10.46
NAV - High†	4/23/2010 - $11.58
NAV - Low†	6/30/2010 - $10.46
Number of Holdings: 343

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/29/2005
14.54%	3.35%	3.72%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Technology Portfolio earned a return of -5.15% as compared with the median return of its peer group, the Lipper Science & Technology category, of -6.71%. The Portfolio’s market benchmarks, the S&P North American Technology Sector Index and the NASDAQ Composite Index earned a return of -10.40% and -6.62%, respectively.

What factors affected the Portfolio’s performance?

Netflix, Inc. was a top contributor to performance as the company reported earnings that exceeded expectations. The company announced that it added more than 1.5 million subscribers in the most recent fiscal quarter. Shares of Coinstar, Inc. were up after the company reported strong earnings growth for its most recent fiscal quarter. The results were primarily driven by recently acquired Redbox, a company that provides DVD rentals via self-service kiosks. NetApp, Inc., a company that develops data storage hardware and software for enterprise clients, contributed to performance. We believe NetApp has a strong competitive position in an industry that is benefiting from several growth trends, such as virtualization, which we believe will increase the demand for the company’s storage products.

FormFactor, Inc. was a top detractor from performance. The company designs and manufactures wafer probe cards that are used for testing semiconductor chips. While the company’s revenue generation has been consistent with market expectations, shares of the company traded down on concerns that higher-than-expected supply chain costs would push margins to fall below consensus expectations. Smartphone manufacturer Palm was a top detractor. Its shares fell as the company reported quarterly revenues that were lower than expected. We sold out of the company after it announced that it would be acquired by Hewlett-Packard at a premium to its trading price. Global Payments, Inc. also detracted from performance. Although the company reported earnings that were above expectations, revenues from Canada, an important market for Global Payments, were weak.

What is your outlook?

As we consider equity returns going forward, we believe stock prices will be driven by company-specific fundamentals, specifically, free cash flow and margin structure. In our view, the dramatic cost cutting that occurred in 2009 should provide certain companies with significant operating leverage. Our research efforts continue to be focused on companies that can grow revenue by gaining market share and determining whether the cost cutting was sustainable or transient. We believe that it will continue to be a stockpicker’s market and an investment manager’s ability to identity and purchase those companies best poised for earnings and free cash flow growth will be an important component of investor returns.

Portfolio Facts

As of June 30, 2010

Net Assets	$28,156,624
NAV	$5.40
NAV - High†	4/26/2010 - $6.25
NAV - Low†	2/4/2010 - $5.18
Number of Holdings: 38

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 3/1/2001
18.43%	-0.50%	-4.28%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. Effective July 1, 2009, the Adviser hired Goldman Sachs Asset Management, L.P. as subadviser to manage the Portfolio on a day-to-day basis. The Adviser believes that the NASDAQ Composite Index is a more appropriate benchmark for the Portfolio in light of the fact that the subadviser, in managing its own proprietary technology mutual fund, benchmarks against this Index. Thus, the S&P North American Technology Sector Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2010 and beyond (unless the Adviser changes back to this benchmark index).
***	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Healthcare Portfolio earned a return of -2.35%, as compared to the median return of its peer group, the Lipper Health/Biotechnology category, of -6.21%. The Portfolio’s market benchmark, the MSCI World Healthcare Index, earned a return of -9.20%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed its benchmark in the first six months of the year. The largest contributors to performance were medtech Thoratec, generics Hikma and Nichi-iko, and biotech Novo Nordisk. The largest performance detractors were pharmaceutical companies Pfizer, Roche and Abbott.

What is your outlook?

We believe that pharmaceuticals, as part of restructuring through mergers and acquisitions (Pfizer/Wyeth, Merck/Schering), spinouts (Bristol-Myers, Mead Johnson), and cost-cutting, are in the process of reinvigorating business models. Companies with manageable generic exposures, a significant presence in emerging markets, and developing pipelines offer, in our opinion, the most attractive investment opportunities.

In biotech, earnings are expected to grow while the industry pipeline should continue to advance. Recent approvals of several blockbusters and pipeline progress should position the industry for continued growth despite a deteriorating pricing and reimbursement environment. Biotech companies are trading near 10-year lows.

For generics, we expect companies based in emerging pharmaceutical markets to continue performing well, benefiting from strong domestic growth mainly driven by branded generics. Japan, a potentially huge market for generics that is currently not well penetrated, is showing some signs of progress, but more political support is still needed. We believe that the industry remains attractively valued, with projected sales and earnings growth over the next five years. Medtechs are expected to continue to grow, led by companies developing products offering significant innovations with marked improvements over current treatment practice.

Portfolio Facts

As of June 30, 2010

Net Assets	$15,111,867
NAV	$10.62
NAV - High†	4/15/2010 - $12.15
NAV - Low†	6/30/2010 - $10.62
Number of Holdings: 34

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
13.08%	3.73%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Natural Resources Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Natural Resources Portfolio earned a return of -12.33%, as compared to the median return of its peer group, the Lipper Natural Resources category, of -12.31%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of -9.32%.

What factors affected the Portfolio’s performance?

The BP oil spill in the Gulf of Mexico and the Massey, West Virginia mine explosion both served to weigh heavily on the sector during the second quarter. Our Portfolio’s relative underweighting to the troubled integrated sector and our overweighted position in the smaller cap exploration and production stocks has driven performance for the period.

What is your outlook?

Valuations in the sector are currently attractive, in our opinion. We continue to believe that as the economy recovers, we are supply constrained across a variety of commodities, notably oil and coal. Prices should remain elevated and the stocks are poised to perform well, assuming the global economy can expand at a conservative rate and some amount of risk appetite finds its way back into the marketplace.

Portfolio Facts

As of June 30, 2010

Net Assets	$20,615,516
NAV	$7.21
NAV - High†	4/23/2010 - $8.67
NAV - Low†	6/30/2010 - $7.21
Number of Holdings: 95

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
8.26%	-13.95%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Emerging Markets Portfolio earned a return of 0.38%, compared with a decline of the market benchmark, the MSCI Emerging Markets Index, of -6.04%. The median return in its peer group, the Lipper Emerging Markets category, was -6.49%.

What factors affected the Portfolio’s performance?

Emerging markets were volatile during the review period. Buoyant economic data and firmer crude oil prices lifted sentiment in the first three months, but confidence was later dented by growing concerns that policy tightening in China and Europe’s worsening debt problem might stifle the global recovery.

Against this backdrop, our focus on quality companies with strong balance sheets allowed the Portfolio to outperform the benchmark significantly. Our overweighting to domestically focused businesses and the underweighting to cyclical sectors added to performance given the concerns over global growth. Our non-benchmark exposure in Hong Kong also benefited the Portfolio, as did our overweighting to Thailand, which outpaced most of its peers, despite the recent domestic political unrest.

Stock selection was the main contributor to outperformance. Some of the laggards of 2009, such as our holdings in China Mobile and South African retailers Massmart and Truworths rebounded. Elsewhere, Indonesian conglomerate Astra International maintained its strong momentum from 2009 on the back of robust earnings. In Brazil, retailer Lojas Renner was buoyed by resilient retail sales and increased consumer confidence, while Souza Cruz’s defensive characteristics stood out. Meanwhile, GlaxoSmithKline India and Turkish food retailer BIM gained from solid quarterly results.

Conversely, our positions in drugmaker Gedeon Richter and seamless pipe maker Tenaris detracted from performance. Poor economic sentiment in Hungary weighed on Hungarian-based Richter, while fears over slowing global growth and the oil spill in the Gulf of Mexico hurt Tenaris.

What is your outlook?

In the West, deteriorating leading indicators have intensified fears of a double-dip recession, splitting opinions about whether the stimulus should be maintained. While some favor extending the stimulus, Europe’s debt problems have increased the call for fiscal discipline and austerity. However, this comes at a time when final private demand is still anemic and risks derailing the global recovery. Adding to these concerns is rising inflation and overheating worries in many developing economies.

Emerging markets will unlikely escape a renewed weakness in global trade, with volatility likely to remain high. However, we are focused on the long-term attributes of the asset class, namely, its robust finances, sound businesses and fast-growing middle class, and will look to buy when opportunities present themselves.

Portfolio Facts

As of June 30, 2010

Net Assets	$21,810,100
NAV	$9.76
NAV - High†	4/6/2010 - $10.66
NAV - Low†	2/8/2010 - $8.91
Number of Holdings: 54

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
31.48%	-0.49%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Real Estate Securities Portfolio earned a return of 5.42%, compared with the median return of its peer group, the Lipper Real Estate category, of 4.30%. The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a return of 5.56%.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stocks performed well during the first half of 2010, benefiting primarily from the early stages of an economic recovery in the United States. Job growth turned positive and expectations for improvement became more prevalent, as compared with 2009. A significant decline in commercial mortgage interest rates allowed many public REITs to issue debt at attractive rates, supporting acquisitions or to repay more expensive debt. Occupancy levels and rental rates began to stabilize for office and retail properties, and improved for apartments and hotel properties. Finally, competitive bidding emerged for General Growth Properties, which is preparing to emerge from bankruptcy, highlighting, in our view, the investment demand for high quality regional malls.

The best-performing sectors in the Portfolio were apartments, lodging, and self storage properties. The worst-performing sectors were industrial, office, and shopping center REITs. The Portfolio’s largest positive contributors to performance were: Equity Residential, which acquires, develops and manages apartment complexes; Digital Realty, which specializes in data centers and technology-related real estate; and Host Hotels & Resorts, which owns upscale and luxury full-service hotels in the U.S. and internationally.

What is your outlook?

The U.S. economy should continue to expand during the second half of 2010, though the pace of economic recovery is likely to be weaker than historical cyclical recoveries. Private sector job growth has not been strong enough to reduce the unemployment rate, and as a result, the commercial real estate market is likely to experience a more gradual recovery than typical after recession. Occupancy rates are substantially below historical levels, particularly for suburban office and industrial properties. The apartment sector is an exception, with a healthy occupancy rate, which has helped support modest rental rate increases in many markets throughout the country. Construction activity has been extremely low for all property types, and is expected to remain so, which is a necessary condition for improvement in occupancy and rental rates.

The Portfolio has exposure to companies within each property sector, with the largest individual holdings being in large-capitalization REITs with experienced management teams and high-quality real estate portfolios. These companies have demonstrated their ability to access both debt and equity capital, which they are able to invest in attractive acquisitions or new development opportunities. In addition, the Portfolio also has exposure in mid- and small-capitalization REITs that, in our view, offer attractive relative value and long-term growth potential. We believe the second half of 2010 will be volatile due to the uncertain economic environment, and as a result, we expect to make adjustments that may be necessary to benefit the Portfolio and its future investment performance.

Portfolio Facts

As of June 30, 2010

Net Assets	$279,182,024
NAV	$12.30
NAV - High†	5/3/2010 - $14.11
NAV - Low†	2/9/2010 - $10.73
Number of Holdings: 114
† For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/30/2003
52.69%	0.37%	9.35%

*	The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Utilities Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. The Portfolio is also subject to the risks of investing in foreign (including emerging markets) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Utilities Portfolio earned a return of -7.96% for the period, as compared to the median return of its peer group, the Lipper Utility category, of -7.41%. The Portfolio’s benchmarks, the S&P 500 Utilities and the S&P 500 Telecommunications Services Indexes, earned returns of -7.14% and -8.37%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s stock selection within the utilities industry, particularly with regard to independent power producers and integrated utilities, was very strong during the quarter and helped add to relative returns. Being strongly underweighted in the diversified telecommunications industry, as well as being less overweighted in the wireless telecommunications industry, also helped to boost portfolio performance. An average cash weighting of 5.7% during the quarter was beneficial as well, as shakier markets rewarded the team’s conservatism.

Owning higher-quality securities in the electric utilities and wireless telecommunications sub-industries worked against us during the quarter, detracting marginally from relative returns. Additionally, being overweighted in the energy and industrials sectors had a slightly negative effect on performance. Lastly, being overweighted an average of 4.4% in the independent power producers industry weighed on relative performance.

What is your outlook?

At the end of the quarter, the Portfolio was positioned to reflect conservatism in the current economic environment. The team has been placing more of an emphasis on domestic companies than foreign-domiciled names, especially with the challenges evident in many overseas markets. At the sector level, the team has been adding more to electric utilities holdings as opposed to telecommunications holdings, given signs of a stronger rebound in power demand, a better competitive landscape, and a higher degree of pricing stability.

Portfolio Facts

As of June 30, 2010

Net Assets	$6,477,466
NAV	$6.98
NAV - High†	1/4/2010 - $7.84
NAV - Low†	6/30/2010 - $6.98
Number of Holdings: 89
† For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
3.89%	-13.74%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Small Cap Growth Portfolio earned a return of -2.61%, compared with the median return of its peer group, the Lipper Small-Cap Growth category, of -1.87%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, returned -2.31%.

What factors affected the Portfolio’s performance?

The Portfolio, which focuses on investing in companies with above-average earnings growth, underperformed the Russell 2000® Growth Index. During the period, the U.S. equity markets witnessed a considerable sell off as risk aversion spread. This type of market correction usually presents a challenge for our strategy, which emphasizes higher-multiple stocks. With this backdrop, the small-cap space is typically the first place where assets are sold, placing further pressure on small-cap stocks. All but two sectors within the index posted a negative absolute return led by the energy and utilities sectors. On a relative basis, the producer durables and technology sectors were the worst performers. Conversely, health care and energy were two of the better-performing sectors versus the benchmark.

Although the health care reform bill has been passed by the Senate, the fallout and lack of clarity from the bill continues to linger over the industry. With that said, our health care sector team positioned the portfolio away from companies that could be damaged by the reform fallout. As a result, health care was our top contributor to relative results; most notable performers included ev3 Inc. and OSI Pharmaceuticals.

Despite the fact that the energy sector was the worst- performing sector in the Index (on an absolute basis), some of our stock selections within this sector provided the Portfolio with relative gains. Our cyclical team did a nice job of navigating through the period, which saw a decline in oil and gas prices, as well as ongoing headline news of BP’s oil spill in the Gulf of Mexico. A few stocks that held up relatively well included Swift Energy and Key Energy Services.

What is your outlook?

Although difficult to do in the midst of fear and uncertainty, we think investors should maintain some semblance of a balanced perspective. The recent signs of economic weakness are nothing out of the ordinary; indeed, they have been prevalent during the same phase of past economic recoveries. For instance, The Wall Street Journal noted that “after rebounding from a recession in late 2001 and early 2002, the economy had a 12-month stretch in which it grew at a paltry 1.5% annual rate, sparking fears of a double-dip recession. In late 1991, growth waned after a recovery had started.” In contrast, in the past 12 months, the economy has gotten off to a faster start than in 2002. The consensus among economists surveyed by the Journal forecasts that the economy will grow at a 3% rate in the second half of 2010—a rate that’s not exactly spectacular, but hardly catastrophic, either. Last but not least, we think stocks have attractive valuations going for them.

Portfolio Facts

As of June 30, 2010

Net Assets	$158,455,635
NAV	$9.76
NAV - High†	4/23/2010 - $11.82
NAV - Low†	2/8/2010 - $9.33
Number of Holdings: 206
† For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
18.16%	-0.27%	1.81%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Advisors, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Small Cap Value Portfolio earned a return of -2.25% for the period. The Lipper Small-Cap Value category’s median return was -2.48%, while the Russell 2000® Value Index returned -1.64%.

What factors affected the Portfolio’s performance?

The Portfolio slightly lagged the Russell 2000® Value Index for the period. The consumer discretionary and information technology sectors were responsible for the bulk of the underperformance. On the positive side, the materials and financials sectors outperformed.

U.S. stocks began the year with a steep sell off during January and February, but they battled back during March and ended first quarter positively. In the second quarter, the market turned downward and had heightened volatility, as investors became jittery about the pace of the economic recovery, the debt crisis in Greece and other global events. Small-cap value stocks led small-cap growth stocks and large-cap value stocks for the six-month period.

Our selection of consumer discretionary stocks constrained performance relative to the benchmark. Although we have found significant value in the specialty retail area, it was weak over the period. Sales trends were disappointing for discount fashion merchandiser Stein Mart, and the stalled economic recovery was a headwind. Hotel operator Orient-Express was negatively impacted by investors’ concerns regarding its European assets.

We like information technology companies with strong balance sheets and the ability to internally fund their growth; these holdings produced strong results in 2009. In the first half of 2010, weakness among our semiconductor holdings weighed on relative performance. A notable detractor was Formfactor, a manufacturer of wafer-probe cards for the semiconductor industry. Ongoing restructuring and increased spending have been impeding the company’s ability to capitalize on improving demand.

Our stock selections within materials and financials were favorable, and we outperformed the Index in these areas. Airgas, an online distributor of industrial, medical and specialty gases, welding supplies, and other products, was a top overall contributor. Within the Portfolio’s financials sector, performance was led by investments in commercial banks. Western Alliance Bancorp, an operator of community banks in Nevada, Arizona and California, did especially well.

What is your outlook?

Market corrections and periods of increased volatility, while discouraging, are cycles we have been through before, and we know enough not to panic. We think the market is set to move forward again when the fear subsides. We have been putting money to work in what we believe are good quality companies whose share prices have become more attractive as the stock market has headed lower. Our view of the global economy is generally favorable, and we think the U.S. is unlikely to experience a “double-dip” recession. Central banks around the world appear to be committed to low interest rates. Despite recent stresses in Europe, the global financial system seems in reasonable shape and is much improved from two years ago.

Portfolio Facts

As of June 30, 2010

Net Assets	$225,318,980
NAV	$15.20
NAV - High†	4/29/2010 - $18.62
NAV - Low†	2/4/2010 - $14.77
Number of Holdings: 170

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/30/2003
23.76%	3.39%	10.35%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Small Cap Stock Portfolio

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Small Cap Stock Portfolio earned a return of -4.43%, compared with the return of its benchmark index, the Russell 2000® Index, -1.95%. The Lipper Small-Cap Core category median return was -2.06%.

What factors affected the Portfolio’s performance?

The Portfolio’s disappointing absolute and relative performance was attributable primarily to adverse stock selection in the materials and retail sectors. Significant exposure to coal stocks, such as Arch Coal, International Coal and James River, was predicated on declining domestic thermal coal inventories and strong export demand for metallurgical coal. Also, improved pricing was out of step with market concerns about slowing Asian economies (especially China) and the stronger dollar, which accompanied European sovereign debt concerns. We continue, however, to believe that demand fundamentals for coal remain meaningfully underappreciated and that our positioning will prove appropriate.

Within the retail sector, we proved to be overly cautious about the recovery in consumer spending in the first half, and were not positioned to benefit from the strong run by the higher-beta members, as same-store trends and profitability exceeded expectations. Private label women’s apparel retailer Chico’s and apparel manufacturer Warnaco were notable relative underperformers in a more growth-focused environment. Chico’s suffered from investor concerns about, among other things, its slower performance momentum versus its peers, while Warnaco was hurt by its above-average exposure to European markets. We believe both companies remain undervalued, and expect a more fundamentally focused market environment to recognize their attractiveness.

A secondary contributor to weaker performance was the Portfolio’s bias toward relatively larger, value-oriented companies within the small-cap universe. This profile was at odds with the pronounced outperformance of smaller, growth-oriented stocks of the first two quarters of 2010.

The aforementioned factors more than offset the benefits of solid stock selection within health care (medical device maker NuVasive and biotechnology company OSI Pharmaceuticals), communications (videoconferencing equipment manufacturer Polycom and transmission equipment producer Adtran), and business services (trucking company Old Dominion Freight).

What is your outlook?

We believe that the recession is over and that the economy has begun what will be a sub-par recovery in 2010, marked by stubborn unemployment, weak consumer spending and a stagnant housing market. Offsets should include improved corporate profitability, strong export markets and the benefits of improved liquidity and credit availability. U.S. equity markets will likely remain volatile, but maintain an upward bias consistent with surprising earnings and a growing appetite for risk assets as confidence builds. We see particular opportunity in the tech, materials and industrial sectors because of their inordinate exposure to faster-growing emerging markets, while we suggest near-term caution toward financials and health care due to regulatory uncertainties. The biggest risks to our optimistic outlook are the potential impacts of financial, health care and tax legislation; possible policy misjudgments by central banks in the U.S., Europe and China; and adverse federal and state budget developments.

Portfolio Facts

As of June 30, 2010

Net Assets	$241,251,990
NAV	$9.68
NAV - High†	4/23/2010 - $11.46
NAV - Low†	2/8/2010 - $9.53
Number of Holdings: 86

† For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 3/1/2001
18.32%	-1.60%	3.70%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Small Cap Index Portfolio earned a return of -1.06%, compared with the median return of its peer group, the Lipper Small-Cap Core category, of -2.06%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, returned -0.88%.

What factors affected the Portfolio’s performance?

The Portfolio seeks to replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks outperformed both mid-cap stocks and large-cap stocks for the last six months. Four sectors sported a positive return. Consumer discretionary and consumer staples had the most positive returns. The stocks of materials and telecommunication services were the weakest performers, posting the most negative returns. Market participants re-evaluated the economic stress in the global economic system, and growth expectations were diminished.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This strategy can offer individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Small-cap stocks have resumed enjoying an advantage over larger-cap issues in the past year. Over the last six months, investors seemed to become less risk-averse, providing an environment that tends to favor mid- and small-capitalized companies. Small-

cap companies, particularly those exposed to the domestic markets and U.S. consumers, have had a less challenging operating environment relative to large-cap companies.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction that had increased the odds of a recession in the U.S. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty. We are more than a year into the current cycle. Typically, as a new economic cycle matures, investors begin to favor larger cap issues over smaller-cap issues.

Whether this marks a period of rotation in the markets remains to be seen. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the new cycle continues to mature.

Portfolio Facts

As of June 30, 2010

Net Assets	$186,377,730
NAV	$10.36
NAV - High†	4/23/2010 - $12.56
NAV - Low†	2/8/2010 - $9.91
Number of Holdings: 605
† For the six months ended June 30, 2010

Average Annual Total Returns1 As of June 30, 2010

1-Year	5-Year	10-Year
23.10%	0.61%	5.26%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Growth Portfolio II

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Mid Cap Growth Portfolio II earned a return of -2.56%, compared with the median return of its peer group, the Lipper Mid-Cap Growth category, of -3.11%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, returned -3.31%.

What factors affected the Portfolio’s performance?

The market erased all of its year-to-date gains in the last two months of the period. A myriad of factors accounted for this, both internationally and domestically. European sovereign debt problems dominated the front pages of many newspapers in late April and May. Fears that Greece would default on its soverign debt sparked a crisis of confidence in the euro, as investors were concerned that Greece was just the tip of the iceberg, and other European Union countries were also troubled with budget deficits and anemic growth. Indications that China (considered by many as the engine of global growth) and the economic recovery may be slowing impacted the markets and hurt cyclical sectors, such as energy and materials. Finally, the belief that increased government spending from the stimulus package last spring—and the Federal Reserve’s unprecedented increase in its balance sheet—have had limited impact on job creation in the United States caused a rush out of riskier assets into the perceived “safe havens” of the U.S. dollar and U.S. Treasury bonds. Our individual stock selections in the materials, industrials and the consumer sectors helped performance, as we chose companies that had unique product cycles and those that would benefit from increased spending worldwide. Contrarily, our health care stock selections, especially in the higher beta biotech area, were especially weak and were a drag on performance.

What is your outlook?

Unemployment is still very high, which will likely limit further growth in demand. Our meetings with companies suggest many are reluctant to add staff until they see signs that end demand, beyond inventory restocking, is improving. Uncertainty about the impact of legislation in Washington is also a major concern for many corporations. The positive aspect of this is that corporations have been increasing cash balances. If some clarity on tax and regulatory policy returns to the market, we could see this cash deployed to purchase other companies or expand businesses.

We believe the currency markets will be a major story as we close the year, and this continues to have the potential to impede any forthcoming economic recovery. As we saw this quarter, the disruption in European demand from the weakening euro had a significant impact on U.S. and Chinese companies that sell into Europe.

We have upgraded the majority of the Portfolio into relatively more defensive names, and we anticipate increasing volatility in the market going forward.

Portfolio Facts

As of June 30, 2010

NAV	$8.13
NAV - High†	4/23/2010 - $9.53
NAV - Low†	2/8/2010 - $7.97
Number of Holdings: 94
† For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
20.51%	3.74%	1.66%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Mid Cap Growth Portfolio earned a return of -2.70%, compared with the median return of its peer group, the Lipper Mid-Cap Growth category, of -3.11%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, returned -3.31%.

What factors affected the Portfolio’s performance?

The market erased all of its year-to-date gains in the last two months of the period. A myriad of factors accounted for this, both internationally and domestically. European sovereign debt problems dominated the front pages of many newspapers in late April and May. Fears that Greece would default on its soverign debt sparked a crisis of confidence in the euro, as investors were concerned that Greece was just the tip of the iceberg and other European Union countries were also troubled with budget deficits and anemic growth. Indications that China (considered by many as the engine of global growth) and the economic recovery may be slowing impacted the markets and hurt cyclical sectors, such as energy and materials. Finally, the belief that increased government spending from the stimulus package last spring—and the Federal Reserve’s unprecedented increase in its balance sheet—have had limited impact on job creation in the United States caused a rush out of riskier assets into the perceived “safe havens” of the U.S. dollar and U.S. Treasury bonds. Our individual stock selections in the materials, industrials and the consumer sectors helped performance, as we chose companies that had unique product cycles and those that would benefit from increased spending worldwide. Contrarily, our health care stock selections, especially in the higher beta biotech area, were especially weak and were a drag on performance.

What is your outlook?

Unemployment is still very high, which will likely limit further growth in demand. Our meetings with companies suggest many are reluctant to add staff until they see signs that end demand, beyond inventory restocking, is improving. Uncertainty about the impact of legislation in Washington is also a major concern for many corporations. The positive aspect of this is that corporations have been increasing cash balances. If some clarity on tax and regulatory policy returns to the market, we could see this cash deployed to purchase other companies or expand businesses.

We believe the currency markets will be a major story as we close the year, and this continues to have the potential to impede any forthcoming economic recovery. As we saw this quarter, the disruption in European demand from the weakening euro had a significant impact on U.S. and Chinese companies that sell into Europe.

We have upgraded the majority of the Portfolio into relatively more defensive names, and we anticipate increasing volatility in the market going forward.

Portfolio Facts

As of June 30, 2010

Net Assets	$338,409,062
NAV	$13.99
NAV - High†	4/23/2010 - $16.37
NAV - Low†	2/8/2010 - $13.66
Number of Holdings: 110

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
21.76%	4.53%	1.15%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Mid Cap Value Portfolio earned a return of -3.28%, as compared with the median return of its peer group, the Lipper Mid-Cap Value category, of -3.20%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of -0.88%.

What factors affected the Portfolio’s performance?

During the period, our stock selection was challenged in the sectors that are most heavily impacted by regulatory uncertainty. In financials, we continue to favor a diversified mix of asset managers with strong capital positions, insurance companies with opportunity for pricing improvement, regional banks poised to benefit from better credit conditions, and select niche REITs.

As the equity market dropped in the double digits, shares of Janus Capital Group, Inc. declined as their equity-sensitive business mix experienced headwinds to their revenues. However, we continue to favor this global investment manager with an attractive risk-reward profile, which we believe will have strong earnings power in an improving equity market environment over the longer term.

In the consumer discretionary space, our holdings in global retailer Guess? Inc. was negatively impacted by European exposure concerns, as well as the departure of its COO and president. However, we believe that the stock already reflects the risks associated with these events and poses an attractive risk-reward tradeoff.

Our stock selection was strong in the telecommunication services sector, primarily driven by long-term holding Sprint Nextel Corp. After a positive earnings report in April, Sprint continued to gain momentum in May as investors grew more confident in the company’s turnaround, underscored by an analyst upgrade.

Stock selection was also strong in the materials sector, driven largely by our holding in Cliffs Natural Resources, Inc. The company is the only public iron ore firm in the U.S. and it benefited from improved volume, lower fixed costs and higher pricing, and also reported better-than-anticipated earnings and raised guidance.

What is your outlook?

We maintain a cautiously optimistic outlook, though we recognize that the path to a U.S. economic recovery may occur at an uneven pace. We believe that many of the headwinds have already been discounted in the U.S.

equity market and that the risk-reward trade-off is an overall positive over the long term. Amidst a challenging macro backdrop, earnings volatility, regulatory uncertainty, and high unemployment, we are encouraged by data points at the company level. Whereas earnings improvements in the past quarter were primarily driven by cost-cutting, we believe revenue is beginning to stabilize. High cash levels and strong balance sheets bode well for capital expenditures—the fuel for long- term growth.

Portfolio Facts

As of June 30, 2010

Net Assets	$183,564,540
NAV	$10.42
NAV - High†	4/23/2010 - $12.59
NAV - Low†	2/8/2010 - $10.24
Number of Holdings: 111

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/29/2005
21.97%	1.04%	2.66%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Mid Cap Stock Portfolio had a return of -3.75%, compared with the median return of its peer group, the Lipper Mid-Cap Core category, of -2.07%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of -2.06%.

What factors affected the Portfolio’s performance?

The Portfolio’s underperformance was driven by security selection within the energy, consumer discretionary and financial sectors. A bias toward natural gas versus oil caused the Portfolio’s energy holdings to underperform. The rapid rebound in the rig count combined with increased production from unconventional shale acreage resulted in too much natural gas and falling prices. Resilient consumer spending hurt relative performance within the consumer discretionary sector as the Portfolio was positioned for a spending slowdown and rising savings rates.

Property and casualty insurance (P&C) investments weighed on the financial sector performance. While the industry offers attractive valuations, too much capacity and a lack of pricing power led P&C investments to trail the market. The performance within these sectors was somewhat offset by stock selection within the information technology (IT) and consumer staples sectors.

Within IT, the Portfolio’s software holdings significantly outperformed the market. The Portfolio’s communication equipment stocks also benefited from the continued build-out of broadband infrastructure. Within consumer staples, Tyson Foods, Inc. outperformed as low chicken, pork and beef inventories increased pricing.

What is your outlook?

Micro and macro factors diverged during the second quarter. Valuations remain attractive, corporate balance sheets are healthy, and many companies are positioned to generate positive operating leverage. Yet macro concerns—including Europe’s fiscal austerity plans, China’s slowing economy, and large fiscal and state deficits domestically—cloud the outlook. The Portfolio is tilted toward the micro view and has a pro-cyclical stance.

Opportunities now appear plentiful within the technology, materials, health care and energy sectors. Additionally, business spending should outpace consumer spending over the near term. For example, the

IT sector should continue to benefit from business’ lack of investment over the past two years and minimal capacity additions.

Juxtapose these characteristics to those of the consumer discretionary sector. Consumers are over-leveraged, savings rates need to increase, unemployment is high, and income tax rates are rising—all substantial headwinds. Challenged fundamentals, relative valuation and lack of emerging market growth drivers keep consumer discretionary as the Portfolio’s largest underweighting.

Overall, the Portfolio is more aggressive today than it was three months ago.

Portfolio Facts

As of June 30, 2010

Net Assets	$404,962,485
NAV	$9.42
NAV - High†	4/23/2010 - $11.19
NAV - Low†	2/8/2010 - $9.36
Number of Holdings: 135

† For the six months ended June 30, 2010

1-Year	5-Year	From Inception 3/1/2001
19.81%	1.29%	2.94%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Mid Cap Index Portfolio earned a return of -1.67%, as compared to the median return of its peer group, the Mid-Cap Core category, of -2.07%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of -1.36%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the S&P MidCap 400, the only changes made to the Portfolio are done to reconcile it with any alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in Portfolio composition.

Mid-cap stocks outperformed large-cap stocks, and slightly underperformed small-cap stocks. Three of the 10 sectors posted positive returns. Health care and materials posted the most positive returns. This was a continuation of a trend, as these sectors had performed well during the previous six-month period. Information technology and energy underperformed. Information technology companies with the most negative performance had more exposure to international operations. Energy under-performed due to a strengthening of the dollar and an abatement in demand for energy.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last six months, investors went from being extremely risk-averse to become less risk-averse, providing an environment that tends to favor smaller companies. Mid-cap companies, particularly those exposed to the domestic markets and U.S. consumers, outperformed their large-cap counterparts.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed- income markets that led to the severe credit contraction that had increased the odds of a recession in the U.S. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

As mentioned a year ago, a transition in market leadership took place. Typically, as a new economic cycle matures, investors begin to favor large- and mid-cap issues over small-cap. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of June 30, 2010

Net Assets	$79,329,021
NAV	$10.08
NAV - High†	4/23/2010 - $12.15
NAV - Low†	2/8/2010 - $9.89
Number of Holdings: 404
† For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 3/1/2001
24.19%	1.83%	4.89%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., Aberdeen Asset Management Investment Services Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Worldwide Allocation Portfolio earned a return of -8.38%, as compared to its market benchmark, the MSCI All Country World Index ex-USA, which earned a return of -10.80%. The median return for the Lipper International Core category was -13.01%.

What factors affected the Portfolio’s performance?

Asset allocation and manager performance were key contributors to results versus the Index in the period. Emerging market indexes outperformed the larger capitalization sectors of the markets in the period, and the Portfolio’s manager in that segment performed well versus the emerging market index. A focus on quality companies with strong balance sheets allowed the Portfolio to outperform the benchmark.

An overweighting to domestically focused businesses and an underweighting to cyclical sectors added to performance given the concerns over global growth. Non-benchmark exposure in Hong Kong also benefited the Portfolio, as did the overweighting to Thailand, which outpaced most of its peers, despite the recent domestic political unrest.

Positive selection in health technology, process industries and producer manufacturing offset adverse selection in finance, consumer services and industrial services. In the large-cap allocations, assets allocated to the growth segment outperformed the broad market index while those allocated to the value segment performed in-line. The Portfolio’s allocation to fixed income was particularly helpful as bonds handily outperformed stocks over the reporting period.

What is your outlook?

Market volatility is likely to remain elevated given the macroeconomic risks that abound. Most serious, in our view, is the growing mountain of debt that developed countries have taken on to pump prime economic activity. The negative impact on economic activity will likely become apparent in the coming quarters. The U.S.

and Japan are also facing unprecedented levels of indebtedness that are likely untenable over the long term.

Subdued economic growth, currency volatility and rising taxes are, in our view, a near certainty for much of the developed world. Alternatively, many emerging markets are relatively free of these problems and, in some cases, their economies are overheating due to rapid growth in recent years, which may also adversely impact these markets as governments implement austerity measures to mitigate inflationary pressures.

Portfolio Facts

As of June 30, 2010

Net Assets	$330,270,446
NAV	$7.18
NAV - High†	4/14/2010 - $8.29
NAV - Low†	5/26/2010 - $6.96
Number of Holdings: 450

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
11.69%	-13.26%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner International Stock Portfolio earned a return of -12.73%, as compared to the median return of its peer group, the Lipper International Core category, of -13.01%. The Portfolio’s benchmark, the MSCI EAFE Index, earned a return of -12.93%.

What factors affected the Portfolio’s performance?

Riskier or more cyclically sensitive market sectors were particularly hard hit, with materials, energy and financials among the worst performers. On the other hand, consumer staples, industrials and information technology companies held up relatively well due to their defensive nature. Geographically, stocks within the euro zone, with the exception of Germany and Sweden, saw the greatest losses, while our Japanese and other Asian holdings were among the better performers.

The Portfolio’s holdings in the materials and industrials sectors underperformed versus their respective industry groups. Additionally, the account was overweighted in both sectors, and these factors combined to limit returns. Conversely, while the financial and energy sectors performed poorly, stock selection in the Portfolio was better than that of the groups. The Portfolio was also underweighted in the poorly performing financial sector. These actions offset much of the sub par returns in the aforementioned groups. Net, total Portfolio results were roughly in-line with the benchmark.

What is your outlook?

Market volatility is likely to remain at an elevated level given the macroeconomic risks that abound. Most serious, in our view, is the growing mountain of debt that developed countries have taken on to pump prime economic activity. Many governments in Europe have already slashed fiscal spending in an effort to bring debt to a more sustainable level. The negative impact on economic activity will likely become apparent in the coming quarters.

But Europe is not alone. The U.S. and Japan are also facing unprecedented levels of indebtedness, which are likely untenable over the long term. Subdued economic growth, currency volatility and rising taxes are, in our opinion, a near certainty for much of the developed world. Alternatively, many emerging markets are relatively free of these problems and, in some cases, their economies are overheating due to rapid growth in recent years, which may also adversely impact these markets as governments implement austerity measures to mitigate inflationary pressures.

Portfolio Facts

As of June 30, 2010

Net Assets	$740,402,867
NAV	$8.72
NAV - High†	4/14/2010 - $10.38
NAV - Low†	6/7/2010 - $8.50
Number of Holdings: 222

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
6.49%	0.12%	-1.59%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of -6.35%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of -6.65%, while the median return in the Lipper Large-Cap Growth Core category was -7.68%.

What factors affected the Portfolio’s performance?

Attribution analysis shows modest outperformance. Sector selection was negative with being underweighted in telecom and utilities detracting. Stock selection was positive with the largest contributions in consumer discretionary, industrials and materials, but with poor selection in financials. The top contributors to performance were Netflix and Apple. The leading detractors were CVS Caremark, QUALCOMM, Google, Hewlett-Packard and Gilead Sciences.

What is your outlook?

For the last 12 months, we have accepted the notion that this recovery was likely to be weak relative to historical standards. The headwinds of a de-leveraging consumer, banks that need to rebuild capital, high and sticky unemployment and a housing sector that will likely need years to get back to normal all conspired to make this the most likely outcome. For the last two months, the market has suffered from the fear that even this modest growth outlook was too optimistic.

The question that needs answering is: Where do we go from here? It’s tough to assign a zero probability to any outcome. While we believe that the odds of a “double-dip” recession have clearly risen, we still think those odds are quite low. It’s far more likely that the consensus modest recovery gets a bit more modest instead. Assuming that we don’t have a “double-dip,” the stock market is quite cheap and the prospect for a solid full-year gain remains a possible outcome. The sell off is creating some significant individual stock bargains and scrambling previous sector or style level thoughts a bit. We’re evaluating opportunities one-by-one and look to second quarter earnings to hopefully clarify the outlook somewhat. As the markets stabilize, we continue to expect that higher-quality stocks with superior organic growth rates will be accorded a premium.

Portfolio Facts

As of June 30, 2010

Net Assets	$3,654,503
NAV	$8.20
NAV - High†	4/23/2010 - $9.73
NAV - Low†	6/30/2010 - $8.20
Number of Holdings: 50

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
14.36%	-8.44%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner All Cap Growth Portfolio returned -8.23%, compared with the median -6.27% return of its peer group, the Lipper Multi-Cap Growth category. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned -7.25%.

What factors affected the Portfolio’s performance?

The first half of 2010 has been difficult for equities. Renewed concern about the health of the economic recovery, heightened levels of government debt and increasing volatility has led to declines in all economic sectors within the Index.

The consumer discretionary sector detracted from performance the most, relative to the Index. As household de-leveraging continues, we have been slow and cautious in making new investments to the sector. An overweighted position and selection in the energy sector also detracted. We have reduced exposure to energy, given our concerns about regulatory risk and profitability.

The Portfolio achieved solid gains in the health care sector, enhancing relative performance. Investments in the health care equipment industry proved beneficial. We continue to assess opportunities to increase our exposure on a case-by-case basis, but remain cautious about the service providers.

Our selections within information technology (IT) also contributed to relative returns, with significant additions coming from investments in the IT services industry.

What is your outlook?

The Portfolio’s largest sector overweighting is to information technology. We believe technology has high long-term growth potential as companies seek to enhance productivity and as individuals demand devices that provide access to information anywhere and anytime. Our most significant underweighting is to consumer staples, where we continue to seek stocks with an attractive mix of growth potential and valuation.

A seemingly constant news cycle of economic hardship, both in the U.S. and abroad, has largely overshadowed positive developments. Market momentum from rising corporate profits, low interest rates and technological innovation quickly dissipates, as housing weakness, regulatory reform and surging sovereign debt levels remain at the forefront of investor attention.

Large government deficits, uncontrolled spending and the subsidizing of unproductive assets all factor into our cautious long-term view. We believe near-term corporate results should be reasonable, providing opportunities for prudent investors. Our higher-quality bias continues to lead us to solid multinational corporations with strong balance sheets and global brands, global revenues, higher internal-growth prospects and cash flows, and lower debt.

Portfolio Facts

As of June 30, 2010

Net Assets	$7,812,009
NAV	$7.37
NAV- High†	4/23/2010 -$8.82
NAV - Low†	6/30/2010 -$7.37
Number of Holdings: 88

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
16.55%	-13.13%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by Oppenheimer Funds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner All Cap Value Portfolio earned a return of -7.03%, compared with the median return of its peer group, the Lipper Multi-Cap Value category, of -6.25%. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of -4.83%.

What factors affected the Portfolio’s performance?

The greatest detractor to relative performance was the financials sector, followed by consumer staples and information technology. In financials, the Portfolio underperformed as it did not hold real estate investment trusts and was underweighted in commercial banks, which produced stronger results for the Index. The Portfolio was also overweighted in E*TRADE Financial Corp., which underperformed for the period.

Within consumer staples, overweighting Walgreen Co. and Chiquita Brands International, Inc., both of which experienced significant declines during the tumultuous reporting period, hurt relative results. Laggards in the information technology sector included overweighted positions to QUALCOMM, Inc., Motorola, Inc. and Dell, Inc. We exited our positions in QUALCOMM and Motorola by period end.

The Portfolio outperformed the Index in the industrials, health care and consumer discretionary sectors due to better relative stock selection. In industrials, Navistar International Corp. and Wabco Holdings, Inc. posted strong returns during the period, and so our overweighting to the stocks contributed to performance. In terms of health care, the Portfolio benefited from its pharmaceutical holdings, with contributions from an overweighting to Biovail Corp., which performed well during the period, and an underweighting to Pfizer, Inc., which underperformed. Within consumer discretionary, overweighting Brinker International, Inc. and stronger performing media companies such as Time Warner Cable, Inc. and Viacom, Inc., benefited Portfolio performance.

Positive contributors to performance in other sectors during the reporting period included an underweighted position to struggling energy stock Exxon Mobil Corp., and overweighting to financials stock MetLife, Inc., consumer staples holding Molson Coors Brewing Co. and industrials security AerCap Holdings NV.

What is your outlook?

Given the global equity and bond market pullbacks over the last two months of the reporting period, we continue to follow a long-term, bottom-up, fundamentals-based approach to investing. While we expect the volatility in the markets to continue based on the global uncertainty regarding debt levels of certain countries and other pressing issues, we also believe market corrections present investment opportunities. We will continue to monitor current events as they unfold, but we are optimistic regarding the Portfolio’s investment strategy over the long term.

Portfolio Facts

As of June 30, 2010

Net Assets	$5,673,411
NAV	$7.11
NAV - High†	4/14/2010 - $8.53
NAV - Low†	6/30/2010 - $7.11
Number of Holdings: 52

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
13.25%	-13.39%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner All Cap Portfolio earned a return of -7.82% for the period. The median return in the Lipper Multi-Cap Core category was -6.43% and the Portfolio’s benchmark, the Russell 3000® Index earned -6.05%.

What factors affected the Portfolio’s performance?

The financials, information technology and health care sectors detracted from our relative performance. Within financials, our underweighting in insurance and Berkshire Hathaway, as well as our overweighting in Charles Schwab, both detracted from performance. In information technology, our investment in hard disk drive manufacturer Seagate Technology detracted from performance. Within health care, our overweighting in King Pharmaceuticals detracted from performance, as its shares declined after the Food and Drug Administration (FDA) advisory panel urged government regulators to reject its experimental painkiller. One of the largest individual detractors of performance was offshore oil driller Transocean—its shares declined after one of its oil rigs exploded and caused a catastrophic oil spill in the Gulf of Mexico.

The industrials and consumer discretionary sectors were the largest contributors to the Portfolio’s relative performance. Within the industrials sector, our overweighting in diesel engine manufacturer Cummins, and our underweighting in industrial conglomerate General Electric contributed to performance. Within consumer discretionary, our overweighting in Starbucks Corp. helped performance. Two of the largest individual contributors to performance were our overweightings in flash-memory card manufacturer SanDisk and soft drink maker Dr. Pepper Snapple Group. Shares of SanDisk rose thanks to favorable supply and demand characteristics from strong consumer demand for smartphones. Shares of Dr. Pepper Snapple Group rose in response to the company’s first-quarter profit announcement, which exceeded analysts’ estimates and was aided by volume gains in Latin America.

What is your outlook?

From a fundamental perspective, we continue to see incremental signs of improvement across sectors which should support equities, but the markets are indicating some clear apprehension at this possibility. Currently, it appears that two points of view prevail at the highest levels. Stock market declines suggest for many observers that equity prices may have started a longer-term journey down. On the other hand, corporate-bond yields have diverged from stock market valuations in recent weeks, suggesting that stocks are undervalued. At this time, our view is aligned more closely with the credit market view. We continue to believe that opportunities remain for continued positive equity performance, but understand that there is increased risk in this thesis—we believe there is an increasing influence of more macro and fewer company-specific factors. The Portfolio is positioned with a balance across companies we believe to have fundamental upside and balance sheet strength with those that offer the protection of attractive valuations relative to peers.

Portfolio Facts

As of June 30, 2010

Net Assets	$53,809,680
NAV	$7.07
NAV - High†	4/23/2010 - $8.57
NAV - Low†	6/30/2010 - $7.07
Number of Holdings: 119

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
12.30%	1.17%	-0.09%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Large Cap Growth Portfolio II earned a return of -11.20%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of -8.58%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, returned -7.65%.

What factors affected the Portfolio’s performance?

An aggressive market sell off for the first half of 2010 was fueled by concerns over the financial stability of several European countries, as well as concerns about the sustainability of the domestic economic recovery. The impact was most acutely felt in more cyclically sensitive sectors, such as materials, financials and technology. Consequently, our ownership of cyclically sensitive stocks in these sectors, coupled with our lack of exposure in more defensive sectors (e.g., consumer staples), led to underperformance during the six-month period.

Looking at sector-based analysis, the industrial and energy sectors were the largest positive contributors to Portfolio performance. Ownership in airlines and industrial machinery provided the greatest contribution. Within the energy sector, ownership of Occidental Petroleum and oil refiner Valero were performance drivers.

As stated earlier, our overweighted position in some of the more economically sensitive sectors hurt performance, including stock selections within technology and health care. Detracting from performance the most were Goldman Sachs, Pfizer, Google and Freeport Copper.

What is your outlook?

With the European financial crisis headed toward a path of possible improvement and domestic economic indicators suggesting a sustainable economic recovery, we believe the stock market is poised to rebound in the second half of 2010. Corporate earnings should continue to benefit from resurgence in economic demand, coupled with low interest rates and greater productivity. We are keeping a close eye on consumer-sensitive sectors, since employment is slow to recover and housing values are still depressed. In addition, a stronger U.S. dollar should have some impact on earnings for multinational companies and could become a bigger issue if the euro does not stabilize.

Portfolio Facts

As of June 30, 2010

Net Assets	$316,164,261
NAV	$6.28
NAV - High†	4/15/2010 - $7.84
NAV - Low†	6/30/2010 - $6.28
Number of Holdings: 54

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
8.97%	-0.57%	-0.72%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Large Cap Growth Portfolio earned a return of -10.32%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of -8.58%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of
-7.65%.

What factors affected the Portfolio’s performance?

An aggressive market sell off for the first half of 2010 was fueled by concerns over the financial stability of several European countries, as well as concerns about the sustainability of the domestic economic recovery. The impact was most acutely felt in more cyclically sensitive sectors, such as materials, financials and technology. Consequently, our ownership of cyclically sensitive stocks in these sectors, coupled with our lack of exposure in more defensive sectors (e.g., consumer staples), led to underperformance during the six-month period.

Looking at sector-based analysis, the industrial and energy sectors were the largest positive contributors to Portfolio performance. Ownership in airlines and industrial machinery provided the greatest contribution. Within the energy sector, ownership of Occidental Petroleum and oil refiner Valero were performance drivers.

As stated earlier, our overweighted position in some of the more economically sensitive sectors hurt performance, including stock selections within technology and health care. Detracting from performance the most were Goldman Sachs, Pfizer, Google and Freeport Copper.

What is your outlook?

With the European financial crisis headed toward a path of possible improvement and domestic economic indicators suggesting a sustainable economic recovery, we believe the stock market is poised to rebound in the second half of 2010. Corporate earnings should continue to benefit from resurgence in economic demand, coupled with low interest rates and greater productivity. We are keeping a close eye on consumer-sensitive sectors, since employment is slow to recover and housing values are still depressed. In addition, a stronger U.S. dollar should have some impact on earnings for multinational companies and could become a bigger issue if the euro does not stabilize.

Portfolio Facts

As of June 30, 2010

Net Assets	$858,818,040
NAV	$13.80
NAV - High†	4/23/2010 - $16.60
NAV - Low†	6/30/2010 - $13.80
Number of Holdings: 111

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
10.93%	-0.14%	-3.50%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Stocks, in general, are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Growth Stock Portfolio earned a return of -8.08% for the period. The Lipper Large-Cap Growth category had a median return of -8.58%, and the S&P 500/Citigroup Growth Index earned -7.99%.

What factors affected the Portfolio’s performance?

Our sector allocations and stock selections both contributed to modest underperformance versus the index. The primary detractors of relative performance came from the financials, consumer discretionary and consumer staples sectors. Contrarily, health care, telecommunication services, and information technology contributed to performance.

The Portfolio’s stock selection within financials was a drag on performance. Specifically, our overweighting to the capital markets industry and stock selection therein were detrimental to results. Invesco, a mutual funds manager, was hit by a selloff due to investor uncertainty after it missed earnings estimates on unexpectedly higher expenses. And even though investment manager Franklin Resources, which operates the Templeton and Franklin mutual fund families, reported tripled earnings in the period, its stock price dropped as the market downturn reduced its assets under management and revenues. The Portfolio’s consumer discretionary sector (including an overweighting in Internet and catalog retail) underperfomed based on stock selection. Internet retailer Amazon.com declined on financial turmoil in Europe, and subsequent unfavorable foreign exchange earnings, as nearly half the company’s sales are international. Liberty Media was negatively affected by plans to split Liberty Media Interactive into an asset-based stock, in order for the parent company to more efficiently raise capital and pursue acquisitions. And the Portfolio’s underweighting within consumer staples also detracted from performance, missing out on the defensive sector’s outperformance of the overall Index.

Health care was a top performer, in terms of stock selection. Express Scripts, the pharmacy benefits manager, continues to benefit from increased use of its more-profitable generic drugs. Shares of McKesson, the large U.S. drug distributor, rose with the recent passage of health care reform legislation. The Portfolio trimmed its allocation to this sector in the period.

Other performance contributors among our stock selections came from the telecommunication services sector. Holdings in wireless telecommunication services performed relatively well. And information technology outperformed based on stock selection.

What is your outlook?

While the financial turmoil in Europe and sluggish U.S. job growth are troubling, recent economic data has not been all negative. Corporate earnings have been strong, and the interest rate environment is favorable. Given the strong trend of investor pessimism, the risk/reward profile for stocks in general appears extremely attractive. We have taken advantage of the prevailing uncertainty, buying high-quality growth companies with solid fundamentals and believing that the Portfolio will perform well regardless of whether the economy enters a double-dip recession or a weaker-than-expected recovery.

Portfolio Facts

As of June 30, 2010

Net Assets	$51,809,021
NAV	$9.13
NAV - High†	4/23/2010 - $10.85
NAV - Low†	6/30/2010 - $9.13
Number of Holdings: 101

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
14.22%	0.28%	1.39%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the
Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Large Cap Value Portfolio earned a return of -9.09%, compared with the median return of its peer group, the Lipper Large-Cap Value category, of -7.18%. The Portfolio’s market benchmark, the Russell 1000® Value Index, returned -5.12%.

What factors affected the Portfolio’s performance?

The primary reason for the Portfolio’s poor performance versus the benchmark index was stock selection. Specifically, stock selection in the financial, energy, technology, communications services and utilities sectors detracted the most from performance. Starting with the financial sector, not owning real estate investment trusts (REITs) detracted from our performance versus the index since REITs were up during the period and are well represented in the index. In energy, our position in Anadarko Petroleum (APC) hurt performance. It has an ownership interest in the BP well that ruptured in the Gulf of Mexico. We continue to hold this position because we believe that APC is well positioned for the long term.

Within technology, our position in Microsoft (MSFT) was the biggest negative performer, as its shares declined more than 23%. We maintain the position in MSFT because we believe there is considerable upside potential should the company achieve our expectations for operating performance. In communications services, our position in the European wireless communications provider Vodafone hurt performance and was sold since it did not meet our expectations for operating performance. Within the utilities sector, our position in Excelon accounted for the poor relative performance and was sold.

What is your outlook?

During the second quarter, investors became concerned about the strength and sustainability of the economic recovery. In the United States, employment has stabilized but has been slow to improve. Confidence was further shaken by disruptions to the sovereign debt markets in Europe as Greek debt solvency was questioned. While these and other variables are not to be neglected, our bottom-up analysis of companies and industries suggests that economic and market recovery will continue.

Operating results are improving in many industries and valuations are reasonable given expected improvements in sales and earnings. We are mindful that risks to the economic recovery are still evident but at the same time are comfortable that the steps that have been and continue to be implemented will result in improving economic activity as the year progresses.

Portfolio Facts

As of June 30, 2010

Net Assets	$670,388,728
NAV	$8.77
NAV - High†	4/23/2010 - $10.63
NAV - Low†	6/30/2010 - $8.77
Number of Holdings: 76

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
11.34%	-0.92%	1.03%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Stock Portfolio

Matthew D. Finn, CFA (left), David E. Heupel (right), Michael A. Binger (far right), Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

*Effective April 2010, David E. Heupel and Michael A. Binger are the Portfolio’s additional Portfolio co-managers.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Large Cap Stock Portfolio achieved a return of -9.46%. Over the same period, the median return in the Lipper Large-Cap Core category was -7.68%, while the Portfolio’s benchmark, the S&P 500 Index, returned -6.65%.

What factors affected the Portfolio’s performance?

Stocks rose early in the period but fell sharply from early May until the end of June, as investor confidence was shaken by debt issues in a number of European countries, lack of improvement in U.S. employment data, and concerns about slowing growth in China. Collectively, these issues resulted in a ratcheting down of growth expectations and increased investor uncertainty. In terms of the Portfolio’s underperformance, stock selection was the primary detractor. In particular, some of our holdings in finance, information technology and health care underperformed, and thus so did the overall sectors versus the Index. The Portfolio had exposure to companies that are related to the financial markets, and these holdings fell in the second half of the period along with the sharp decline in equity markets (in the U.S. and in many parts of the world). Insurance holdings in the Portfolio also did not keep pace with the industry or the market. Information technology was another group that did not perform well in the period. Concerns about the economic slowdown and the impact of a strengthening dollar were both factors in performance. The Portfolio’s holding in Google declined sharply, as did holdings in Qualcomm Inc. and Cisco Systems (within the communications industry). Health care stocks also were generally poor performers; for example, the Portfolio’s holding in Pfizer Corp. underperformed.

What is your outlook?

The market correction seen in the second quarter of this year appears to be in reaction to a loss of forward momentum in the economic recovery domestically and some signs that growth in other economies is moderating as well. In the U.S., fears appear to be rising that the economy has greater risk of relapsing back into a recession. While we acknowledge that could happen, we believe the likelihood of it is low. It is not unusual for economic growth to moderate in the second year of a recovery. Even so, we are aware of the disappointment about continued slow growth, especially within a period of unusually easy monetary policy, low interest rates and unprecedented levels of fiscal stimulus. Growth in the first year was subdued as housing is often an engine of growth early in a recovery. That has not been the case this time as there remains large amounts of real estate available from the excesses of the last cycle. We believe that this factor will make a recovery more moderate than would normally be the case. The adjustment in stock prices seen in the recent period has brought prices and expectations in closer alignment. Because operating results are improving in many industries and valuations are reasonable, we think that earnings will continue to recover and provide a basis for better equity market returns in the second half of 2010.

Portfolio Facts

As of June 30, 2010

Net Assets	$537,930,458
NAV	$6.99
NAV - High†	4/23/2010 - $8.39
NAV - Low†	6/30/2010 - $6.99
Number of Holdings: 113

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 3/1/2001
10.91%	-1.67%	-1.61%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.
Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Large Cap Index Portfolio earned a return of -6.81%, compared with the median return of its peer group, the S&P 500 Index Objective category, of -6.80%. The Portfolio’s market benchmark, the S&P 500 Index, returned -6.65%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

None of the sectors posted positive returns as of the six-month reporting end. Industrials and consumer discretionary were the best relative performing sectors in the market, posting the least negative returns. Large-cap stocks underperformed small- and mid-cap stocks over the reporting period, as large-cap stocks have more exposure to international markets. The materials and energy sectors delivered the most negative returns for the six-month period. Materials stocks were negatively impacted by a fear that a European meltdown would lower international demand. And energy stocks lagged as the euro devalued to the dollar, and a perception that a global slowdown was at hand.

What is your outlook?

Large-cap stocks underperformed both small- and mid cap stocks, not only for the last six months but over the past year. Over the last six months, markets experienced a steep increase through March, then a substantial drop from the highs through the end of June. If international concerns are proven to be overblown, that would tend to favor large caps over small- and mid-sized companies. We believe the dollar is as low as it should get. Risk levels will likely fluctuate in a range-bound manner. While opportunities for small and mid caps exist, our view is that as this cycle matures, large cap companies should outperform their small and mid cap counterparts.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed- income markets that led to the severe credit contraction that had increased the odds of a recession in the U.S. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Portfolio Facts

As of June 30, 2010

Net Assets	$291,428,748
NAV	$14.40
NAV - High†	4/23/2010 - $17.28
NAV - Low†	6/30/2010 - $14.40
Number of Holdings: 503

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
14.12%	-1.07%	-1.84%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus,

contact a registered representative or visit www.thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Equity Income Plus Portfolio earned a return of -4.92%, as compared to the median return of its peer group, the Lipper Equity Income category, of -6.01%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of -6.65%.

What factors affected the Portfolio’s performance?

The Portfolio maintains a diversified strategic allocation to complementary dividend-paying equities, including domestic and foreign common stock, domestic and foreign REITs, and preferred equity. Additionally, while not providing dividends, the Portfolio benefits from income generated by its covered call buy-write strategy. As a result of European debt contagion fears, the Portfolio’s foreign equity exposures underperformed for the year-to-date period; however, domestic equity exposures more than made up for that shortfall providing overall Portfolio outperformance to its benchmark and peer group.

No S&P 500 sector posted positive returns for the period year-to-date. However, several Portfolio sectors provided strong positive returns relative to the benchmark. Asset selection provided the majority of outperformance to the Portfolio’s benchmark and peer group with allocation effect contributing, but to a lesser degree. Asset selection outperformance came from the consumer staples, health care, financials, telecommunication, energy, consumer discretionary and industrials sectors. The only Portfolio sectors where asset selection was negative were utilities and information technology.

What is your outlook?

The Portfolio will maintain its strategic allocations to diversifying-dividend equity asset classes. At the sector and security level, the Portfolio has been positioned to cyclical sectors and securities, including consumer discretionary, technology, materials and financials, that have benefited from the broader market’s recovery. Going into the second half of the year, the Portfolio continues to be overweighted in cyclicals, but to a lesser degree. Portfolio exposure has been increased to more defensive counter-cyclical securities and sectors including utilities and consumer staples.

While there may be a midsummer rally off a very poor second quarter, the market may trade sideways to down as the economy struggles to gain greater traction in its recovery. These more defensive sectors may provide some relative protection. If the market’s recovery continues through the second half of the year, the Portfolio’s exposures to cyclical sectors and securities should participate with a positive move in the market.

Additionally, the Portfolio’s buy-write strategy may provide additional premiums that can enhance overall Portfolio income.

Portfolio Facts

As of June 30, 2010

Net Assets	$55,005,964
NAV	$7.51
NAV - High†	4/23/2010 - $8.77
NAV - Low†	6/30/2010 - $7.51
Number of Holdings: 305

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
13.57%	-10.77%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio
Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the
Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Balanced Portfolio earned a total return for the period of -1.97%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, returned -6.65% and 5.33%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

Most sectors of the stock and bond markets posted strong gains over the first four months of the year. However, in May the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed worries about the global economic recovery, spurring an investor flight to the safety of U.S. Treasury securities.

The equity component return was closely aligned with its benchmark, the S&P 500 Index. Within the Portfolio, industrials, consumer discretionary and consumer staples were the best-performing sectors, while materials, energy and information technology fared worst.

The fixed-income component of the Portfolio significantly outperformed the Barclays Capital Aggregate Bond Index. The main factor in the relative outperformance was the Portfolio’s floating-rate debt used to back its mortgage securities. Historically considered high quality and low risk, this floating-rate debt hurt performance in 2008. In 2009 and the first half of 2010, these securities rebounded as the credit markets recovered. They also continued paying down principal; once these securities are paid off, we do not plan to reinstitute this “dollar-roll” program.

What is your outlook?

We expect the economic recovery to continue, but at a slower pace than at the end of 2009 and first part of 2010. As is typical of economic recoveries, job growth could lag, causing the unemployment rate to stay high for the foreseeable future. We anticipate the Federal Reserve will keep short-term interest rates at current levels at least through the first quarter of 2011, and inflation should remain benign due to excess labor and manufacturing capacity. With continued slow growth, the stock market may be overdue for a pullback. Likewise, in our view, the bond market rally has gone too far, as we think the double-dip recession now priced in by investors is not likely to occur. Consequently, Treasury yields should move modestly higher over the medium term. The yield curve should remain steep as long as the Federal Reserve keeps short-term interest rates at current levels. However, once the Fed changes course, the next significant move will likely be to a flatter curve.

Going forward, we plan to keep the Portfolio at roughly two-thirds equities and one-third fixed-income securities.

Portfolio Facts

As of June 30, 2010

Net Assets	$255,625,257
NAV	$12.73
NAV - High†	4/23/2010 - $14.48
NAV - Low†	6/30/2010 - $12.73
Number of Holdings: 763

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
15.15%	1.44%	1.58%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent High Yield Portfolio returned 3.51%, compared with a median return of 3.50% for its Lipper High Current Yield peer group. Our market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 4.51%.

What factors affected the Portfolio’s performance?

The high-yield bond market was choppy for much of the period as investor confidence in the recovery vacillated due to global economic developments. Because of this, the various high-yield rating categories differed little in return, a major reason the Portfolio nearly matched its Lipper peer group average return.

The Portfolio underperformed the Barclays Index mainly because 14% of the benchmark is composed of finance sector securities, whereas our allocation, along with most other high-yield mutual funds, holds 5% to 7% in the sector. Finance sector bonds outperformed the broader high-yield market during the period, driven in part by the recovery of large issuers that had fallen from the investment-grade sector during the credit crisis.

Contributing to the Portfolio’s performance were our overweighted position and securities selections in the lodging sector. Names performing well included Royal Caribbean and NCL, both cruise line companies, and Host Hotels. Our securities selections in the auto and health care sectors also benefited Portfolio performance.

Our strategy to remain nearly fully invested in high-yield securities, with only about 2% of Portfolio assets in cash, was a positive factor in our performance as well, especially considering the exceptionally low yields on cash investments.

Detracting from the Portfolio’s performance were our securities selections in the retail, electric utility and non-cable media sectors.

What is your outlook?

Potential threats to growth include high consumer debt, increasing taxes, soft consumer demand, and an unemployment rate that is high but at least has stabilized. We are also concerned that the debt problems in Europe could threaten global and U.S. growth and potentially cause a “double-dip” recession.

With the return of economic growth, however, we expect default rates in high-yield bonds to fall further—from about 6% now to 2%–4% in one year. That would provide continued support for the high-yield market and room for further tightening of yield spreads, even with modest economic growth.

We have moved the Portfolio to a neutral position on credit risk, but we still have an underweighted position in the lowest quality issues as we feel that a number of these issuers will face inevitable problems.

We continue to see opportunities to add value to the Portfolio. Although the recent exceptional returns won’t likely be repeated anytime soon, we think the current economic recovery will provide a favorable environment for high-yield bond investors during the months ahead.

Portfolio Facts

As of June 30, 2010

Net Assets	$776,600,102
NAV	$4.53
NAV - High†	4/26/2010 - $4.70
NAV - Low†	5/25/2010 - $4.46
Number of Holdings: 270

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
21.38%	6.37%	3.40%

*	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Diversified Income Plus Portfolio Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High- yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Portfolio’s Prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Diversified Income Plus Portfolio earned a total return of 2.14%. This compares with the Portfolio’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital Aggregate Bond Index, which returned -2.35% and 5.33%, respectively.

What factors affected the Portfolio’s performance?

Contributing most to performance was our modestly underweighted position in equity securities. We reduced our allocation to dividend-paying stocks during the period from roughly one-third of the Portfolio’s value to about one-quarter, with the remainder invested in fixed-income securities. Since stocks underperformed bonds significantly over the six months, the strategy paid off.

Other contributors to the Portfolio’s performance were our higher weightings of non-agency mortgage-backed, investment-grade corporate, and high-yield securities, hich provided average returns of 10%, 7% and 4%, respectively. The mortgage securities providing these impressive returns were holdings severely impacted by the liquidity crisis earlier, and they have recovered strongly. The increase in earnings to the Portfolio from these holdings enabled us to boost the Portfolio’s June 30 dividend payout from 2.1 cents to 2.6 cents per share.

Various hedging strategies we employed to manage risk also benefited the Portfolio’s performance and helped reduce volatility.

Detracting from performance was our allocation (about 7% of Portfolio assets) to convertible bonds, which underperformed the market during the period.

What is your outlook?

We expect the economic recovery to continue through the rest of 2010 but the pace of growth to be slower in the second half. We anticipate the Federal Reserve will keep short-term interest rates at current low levels through the rest of this year and possibly into early 2011.

Going forward, we intend to keep the Portfolio at roughly three-quarters fixed-income securities and one-quarter dividend-paying stocks. Further, we plan to continue overweighting our positions in the types of securities that are adding income to the Portfolio. These include mortgage-backed, investment-grade corporate and high-yield bonds. While there’s plenty of uncertainty about the U.S. and global economic recovery, the fundamentals of bond and stock issuers are generally strong. So we think considering opportunities in lower-quality fixed-income securities is a reasonable approach. Within the high-yield category, however, we have shifted our focus to higher-quality securities.

As always, we will continue to monitor the economy and markets closely and watch for opportunities to add value to the Portfolio.

Portfolio Facts

As of June 30, 2010

Net Assets	$89,905,782
NAV	$5.95
NAV - High†	4/26/2010 - $6.56
NAV - Low†	6/30/2010 - $5.95
Number of Holdings: 230

†	For the six months ended June 30, 2010

Average Annual Total Returns1 ,2

As of June 30, 2010

1-Year	5-Year	10-Year
21.63%	3.85%	5.29%

*	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio invested primarily in “junk bonds.”

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio

Subadvised by Calvert Asset Management Company, Inc.

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Socially Responsible Bond Portfolio earned a return of 6.93%, as compared to the median return of 5.33% for its Lipper Corporate Debt Funds BBB-Rated peer group. The Portfolio’s market benchmark, the Barclays Capital U.S. Credit Index, posted a return of 5.62%.

What factors affected the Portfolio’s performance?

The main reasons the Portfolio performed better than its Lipper peer group and benchmark index were our weightings in various bond sectors and, within those sectors, our selection of specific securities.

Our emphasis on floating-rate notes, mortgage-backed bonds and asset-backed securities, for example, contributed to the Portfolio’s relative performance as these types of securities outperformed the index. The prices of many of them were beaten down substantially during the liquidity crisis. During the reporting period, they recovered strongly as credit market troubles faded.

As with certain bond sectors, many fundamentally sound securities had plummeted in value during the credit crunch, and essentially were thrown out by other institutional investors. But with our analysis and “stress testing,” we were able to find opportunities—many below investment grade and not covered by the benchmark index—that performed significantly better than the index during 2010’s first six months.

Detracting from the Portfolio’s relative performance was our shorter portfolio duration in expectation of rising interest rates. Since interest rates did not rise during the period, the shorter duration hurt our performance somewhat.

What is your outlook?

We expect the economic recovery to continue through the remainder of 2010 but the pace of growth to be slower in the second half. We anticipate the Federal Reserve will keep short-term interest rates at current low levels for some time yet, but we expect higher rates eventually. As the probability of a rate hike rises, we intend to shorten the Portfolio’s duration accordingly.

We expect the yield curve to flatten during the remainder of the year, with credit-sector securities paying less of a yield premium or “spread” over that of Treasury securities.

As always, we will continue to watch economic and market developments closely and seek out opportunities to add value for investors.

Portfolio Facts

As of June 30, 2010

Net Assets	$6,425,449
NAV	$10.71
NAV - High†	6/29/2010 - $10.72
NAV - Low†	1/4/2010 - $10.16
Number of Holdings: 79

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	From Inception 4/30/2008
13.50%	9.56%

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods.
These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Income Portfolio returned 5.97%, compared with a median return of 5.33% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Portfolio’s market benchmark, the Barclays Capital Aggregate Bond Index, posted a return of 5.33%.

What factors affected the Portfolio’s performance?

Nongovernment spread-sector bonds rallied during the first four months of the period. But in May, the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed worries about the global economic recovery, spurring an investor flight to the safety of U.S. Treasury securities.

Even with growing fears, securitized assets still provided strong returns during the period. The main reason the Portfolio outperformed both its Lipper peer group and benchmark index was its overweighted positions in nonagency mortgage and commercial mortgage-backed securities. Also contributing to our relative outperformance was a continued price recovery of the floating-rate debt securities that were used to support the forward purchase of mortgage securities. These assets were negatively affected by the liquidity crisis in 2008 but have rebounded strongly.

Detracting from the Portfolio’s relative performance was our underweighted positions in Treasury and agency securities. As noted, prices of government issues—especially in longer maturities—surged during the latter half of the period.

What is your outlook?

We expect the economic recovery to continue into 2011 but the pace of growth to be slow. We think the unemployment rate has peaked but will remain high for the foreseeable future. Job growth should continue to improve, however. We don’t expect the economy to dip back into recession, but many issues constraining growth won’t be going away anytime soon.

Inflation will likely remain under control over the near term due to high excess labor and manufacturing capacity. We anticipate the Federal Reserve will keep short-term interest rates at current low levels through the rest of this year and possibly into early 2011.

We think the major part of the rebound in spread-related investments is behind us but that the securities still offer value. Markets likely will remain volatile going forward.

Considering the recent exceptional performance of these assets, we are gradually reducing our overweighted position in them. At the same time we also are continuing to increase our holdings of government and other lower-risk securities—reducing our underweighting—to lower the Portfolio’s overall level of risk.

As always, we will continue to watch economic and market developments closely and seek out opportunities to add value for shareholders.

Portfolio Facts

As of June 30, 2010

Net Assets	$1,220,939,423
NAV	$9.69
NAV - High†	4/30/2010 - $9.77
NAV - Low†	1/4/2010 - $9.40
Number of Holdings: 447

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
18.71%	4.66%	5.85%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital
Aggregate Bond Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk. While the Portfolio attempts to closely track the Barclays Capital
Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Bond Index Portfolio earned a total return of 7.12%, compared with a 5.33% return for the Portfolio’s market benchmark, the Barclays Capital Aggregate Bond Index.

What factors affected the Portfolio’s performance?

Most sectors of the bond market delivered strong gains over the first four months of the year. However, in May the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the U.S. renewed worries about the global economic recovery, spurring an investor flight to the safety of U.S. Treasuries.

The main reason for the Portfolio’s relative outperformance was a strong recovery in prices of the floating-rate debt we hold that backs our mortgage securities. These formerly high-quality, low-risk securities hurt performance in 2008, so their recovery in 2009 and the first half of 2010 was welcomed. The floating-rate debt securities also continued paying down principal through the period; once they are paid off, we do not plan to reinstitute this “dollar-roll” program.

Many non-Treasury fixed-income securities delivered exceptionally strong returns during the period with the ongoing rehabilitation of the credit markets. Liquidity and trading moved more toward normal. As this happened, yield spreads (the differences in yields between Treasury securities and other types of bonds of similar maturity lengths) tightened dramatically, especially during the first part of the period.

The Federal Reserve’s Federal Open Market Committee (FOMC) kept its target for the federal funds interest rate at a range of zero to 0.25% throughout the period. As investors fled for safety later in the period, the two-year Treasury yield fell from 1.14% to 0.61% (a record low), the 10-year yield plummeted from 3.85% to 2.97%, and the 30-year yield dropped from 4.63% to 3.91%.

What is your outlook?

We expect the economic recovery to continue, but it will be less robust than past economic cycles. As a result, job growth could lag, causing the unemployment rate to stay high for the foreseeable future. We anticipate the Federal Reserve will keep short-term interest rates at current levels at least through the first quarter of 2011 as inflation will likely remain under control due to high excess labor and manufacturing capacity.

The bond market rally has gone too far, in our view, as we think the double-dip recession now priced in by investors is not likely to occur. Consequently, Treasury yields should move modestly higher over the short term. The yield curve should remain steep as long as the Federal Reserve keeps interest rates at current levels; however, the next significant move will likely be to a flatter curve.

As always, we intend to maintain a well-diversified mix of debt securities in our efforts to track the performance of the Index.

Portfolio Facts

As of June 30, 2010

Net Assets	$162,558,434
NAV	$10.67
NAV - High†	6/29/2010 - $10.67
NAV - Low†	1/4/2010 - $10.15
Number of Holdings: 258

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
13.99%	4.80%	5.95%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA , Portfolio
Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal. The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Limited Maturity Bond Portfolio returned 2.86%, compared with a median return of 2.12% for its Lipper Short-Intermediate Investment Grade Debt peer group. The Portfolio’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, posted a return of 1.95%.

What factors affected the Portfolio’s performance?

Most sectors of the bond market delivered strong gains over the first four months of the year. However, in May the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the U.S. renewed worries about the global economic recovery, spurring an investor flight to the safety of U.S. Treasury securities.

The Portfolio outperformed its Lipper peer group and benchmark index mostly due to its heavier weighting in high-quality corporate bonds, mortgage-backed securities and asset-backed securities, many of which performed significantly better than Treasury and other government securities, especially during the first four months of the year. Investors were attracted to these securities due to their higher yields versus cash and Treasury alternatives.

Additionally, the Portfolio benefited by being nearly fully invested in bonds with a small amount of assets in cash, which offered little income, if any.

The Federal Reserve kept short-term rates at zero to 0.25% throughout the period. The yield on the two-year Treasury note plummeted from 1.14% to 0.61% during the period, a record low, due to exceptionally strong demand for the safety of Treasuries later in the period.

What is your outlook?

We expect the economic recovery to continue, but it could be less robust than past economic cycles. As a result, job growth could lag, causing the unemployment rate to stay high for the foreseeable future. We anticipate the Federal Reserve will keep short-term interest rates at current levels, at least through the first quarter of 2011, as inflation will likely remain under control due to high excess labor and manufacturing capacity.

The bond market rally has gone too far, in our view, as we think the double-dip recession now priced in by investors is not likely to occur. Consequently, Treasury yields should move modestly higher over the short term. The yield curve should remain steep as long as the Federal Reserve keeps interest rates at current levels. However, the next significant move will likely be to a flatter curve.

We think the major part of the rally in corporate bond and securitized asset bond investments is behind us, but they still offer reasonable value versus low-yielding Treasuries and cash alternatives. Considering the exceptional performance of these assets over the past year, we are gradually reducing our overweighted position in them. At the same time we also are continuing to increase our holdings of government securities—reducing our underweighted position—to lower the Portfolio’s overall level of risk.

Portfolio Facts

As of June 30, 2010

Net Assets	$1,193,541,384
NAV	$9.73
NAV - High†	4/30/2010 - $9.79
NAV - Low†	1/4/2010 - $9.63
Number of Holdings: 302

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 11/30/2001
9.75%	3.78%	3.66%

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid principal at lower rates of return. The real estate industry —
and therefore, the performance of the Portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Mortgage Securities Portfolio earned a total return of 8.59%, compared with a median return of 5.28% for its Lipper U.S. Mortgage Funds peer group. The Portfolio’s market benchmark, the Barclays Capital Mortgage-Backed Securities Index, posted a return of 4.46%.

What factors affected the Portfolio’s performance?

Most sectors of the bond market delivered strong gains over the first four months of the year. However, in May the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed worries about the global economic recovery, spurring an investor flight to the safety of U.S. Treasury securities. Agency-backed mortgage securities benefited from the flight to quality while non-agency mortgage securities prices were flat to slightly lower during the final two months of the period.

The main factor in the Portfolio’s outperformance of its Lipper peer group and benchmark index was its allocation to non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). The prices of both types of securities continued to rebound, buoyed by strong demand from investors seeking higher yields and a shrinking supply of investable bonds. These securities generated high-single-digit to low-double-digit percentage returns that were significantly above agency mortgage-backed securities (MBS) returns for the period.

The Federal Reserve kept short-term rates at zero to 0.25% throughout the period. Yields on Treasury securities plummeted during the second half of the period, and for some maturities, to record lows.

What is your outlook?

We expect the economic recovery to continue, but it will be less robust than past economic cycles. As a result, job growth could lag, causing the unemployment rate to stay high for the foreseeable future. We anticipate the Federal Reserve will keep short-term interest rates at current levels, at least through the first quarter of 2011, as inflation will likely remain under control due to high excess labor and manufacturing capacity.

The bond market rally has gone too far, in our view, as we think the double-dip recession now priced in by investors is not likely to occur. Consequently, we expect Treasury yields to move modestly higher over the short term. The yield curve should remain steep as long as the Federal Reserve keeps interest rates at current levels. However, the next significant move will likely be to a flatter curve.

We will continue to maintain an overweighted position in non-agency RMBS and CMBS versus agency MBS, as we believe these sectors still offer significant loss-adjusted yield advantages and the investable supply of these securities continues to decline as principal repayments exceed new issue supply.

Portfolio Facts

As of June 30, 2010

Net Assets	$32,828,141
NAV	$10.20
NAV - High†	5/20/2010 - $10.28
NAV - Low†	1/4/2010 - $9.63
Number of Holdings: 60

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	From Inception 4/30/2003
19.89%	5.17%	4.67%

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Money Market Portfolio produced a 0.00% return during the period, and its Lipper Money Market Category reported a median net return of 0.00% over the same time frame.

What factors affected the Portfolio’s performance?

The Federal Reserve kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. With the Fed funds rate remaining at historical lows, and continued meager supply in the short-term securities market, money market portfolios throughout the industry struggled to provide a positive yield during the period.

Adding to the challenges were declining balances in money funds throughout the industry as investors departed to seek higher yields elsewhere. To maintain a positive return for investors, the Portfolio’s adviser waived fees on the Portfolio throughout the period.

With credit markets still experiencing volatility, we structured the Portfolio conservatively to maintain credit quality and liquidity. By the end of June 2010, the Portfolio comprised almost 40% U.S. government-supported securities.

Also impacting performance was the implementation of the new Securities and Exchange Commission (SEC) regulatory requirements for money market funds during 2010. We believe the regulations may contribute to lower yields for money market funds. Regulators continue to work together to bring more meaningful reform to the industry. Under consideration is the potential to require money market portfolios to have a floating net asset value and to hold capital. The Portfolio’s adviser has had direct dialog with the Federal Reserve and the SEC, supporting both concepts. We intend to continue working with regulators to help shape positive reforms for the health of the money market fund industry.

The good news is that liquidity in the money market segment improved during the period to a point that all federal programs enacted to boost liquidity were phased out. In addition, the debt crisis in Europe seems to have subsided following the intervention and support from the European Central Bank.

What is your outlook?

Money market credit quality and liquidity should remain sound as the industry prepares for additional regulation and defends against market instability. Even though the U.S. economy appears to have stabilized, the Federal Reserve is unlikely to raise rates any time soon. The significant debt burdens of Europe and the United States, combined with low inflation expectations, are reasons the Fed is likely to be on hold into the foreseeable future.

As long as the Fed keeps the target benchmark rate between zero and 0.25%, yields for the Portfolio will likely remain close to zero in the months ahead.

As in any interest rate environment, we will continue to manage the Portfolio with safety and liquidity as our primary objectives.

Portfolio Facts

As of June 30, 2010

Net Assets	$207,918,096
NAV	$1.00
Number of Holdings: 83

†	For the six months ended June 30, 2010

Average Annual Total Returns1

As of June 30, 2010

1-Year	5-Year	10-Year
0.05%	3.00%	2.66%

Money Market Portfolio Yields *

As of June 30, 2010

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.06%

7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.06%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Advisor were not reimbursing certain expenses associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period 1/1/2010- 6/30/2010*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$943	$1.61	0.33%
Hypothetical**	$1,000	$1,023	$1.68	0.33%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$961	$1.34	0.27%
Hypothetical**	$1,000	$1,023	$1.38	0.27%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$983	$1.22	0.25%
Hypothetical**	$1,000	$1,024	$1.25	0.25%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,000	$1.36	0.28%
Hypothetical**	$1,000	$1,023	$1.38	0.28%
Thrivent Partner Technology Portfolio
Actual	$1,000	$949	$5.59	1.16%
Hypothetical**	$1,000	$1,019	$5.79	1.16%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$977	$6.82	1.39%
Hypothetical**	$1,000	$1,018	$6.97	1.39%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$877	$5.55	1.19%
Hypothetical**	$1,000	$1,019	$5.97	1.19%

	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period 1/1/2010- 6/30/2010*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$1,004	$7.46	1.50%
Hypothetical**	$1,000	$1,017	$7.51	1.50%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,054	$4.44	0.87%
Hypothetical**	$1,000	$1,020	$4.37	0.87%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$920	$4.31	0.90%
Hypothetical**	$1,000	$1,020	$4.53	0.90%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$974	$4.98	1.02%
Hypothetical**	$1,000	$1,020	$5.09	1.02%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$977	$4.32	0.88%
Hypothetical**	$1,000	$1,020	$4.41	0.88%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$956	$3.78	0.78%
Hypothetical**	$1,000	$1,021	$3.91	0.78%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$989	$2.27	0.46%
Hypothetical**	$1,000	$1,023	$2.31	0.46%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$974	$3.54	0.72%
Hypothetical**	$1,000	$1,021	$3.62	0.72%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$973	$2.27	0.46%
Hypothetical**	$1,000	$1,022	$2.33	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$967	$4.14	0.85%
Hypothetical**	$1,000	$1,021	$4.25	0.85%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$962	$3.56	0.73%
Hypothetical**	$1,000	$1,021	$3.67	0.73%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$983	$2.63	0.53%
Hypothetical**	$1,000	$1,022	$2.68	0.53%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$916	$4.76	1.00%
Hypothetical**	$1,000	$1,020	$5.01	1.00%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$873	$3.85	0.83%
Hypothetical**	$1,000	$1,021	$4.15	0.83%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$936	$4.71	0.98%
Hypothetical**	$1,000	$1,020	$4.91	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$918	$4.76	1.00%
Hypothetical**	$1,000	$1,020	$5.02	1.00%

	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period 1/1/2010- 6/30/2010*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$930	$4.71	0.98%
Hypothetical**	$1,000	$1,020	$4.93	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$922	$4.87	1.02%
Hypothetical**	$1,000	$1,020	$5.11	1.02%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$888	$2.89	0.62%
Hypothetical**	$1,000	$1,022	$3.10	0.62%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$897	$2.09	0.45%
Hypothetical**	$1,000	$1,023	$2.23	0.45%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$919	$4.56	0.96%
Hypothetical**	$1,000	$1,020	$4.80	0.96%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$909	$3.06	0.65%
Hypothetical**	$1,000	$1,022	$3.24	0.65%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$905	$3.27	0.69%
Hypothetical**	$1,000	$1,021	$3.47	0.69%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$932	$1.99	0.42%
Hypothetical**	$1,000	$1,023	$2.08	0.42%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$951	$4.12	0.85%
Hypothetical**	$1,000	$1,021	$4.27	0.85%
Thrivent Balanced Portfolio
Actual	$1,000	$980	$2.14	0.44%
Hypothetical**	$1,000	$1,023	$2.19	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,035	$2.26	0.45%
Hypothetical**	$1,000	$1,023	$2.25	0.45%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,021	$2.95	0.59%
Hypothetical**	$1,000	$1,022	$2.95	0.59%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,069	$3.52	0.69%
Hypothetical**	$1,000	$1,021	$3.44	0.69%
Thrivent Income Portfolio
Actual	$1,000	$1,060	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.19	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,071	$2.39	0.46%
Hypothetical**	$1,000	$1,022	$2.33	0.46%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,029	$2.19	0.44%
Hypothetical**	$1,000	$1,023	$2.19	0.44%

	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period 1/1/2010 - 6/30/2010*	Annualized Expense Ratio

Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,086	$4.65	0.90%
Hypothetical**	$1,000	$1,020	$4.50	0.90%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.41	0.28%
Hypothetical**	$1,000	$1,023	$1.43	0.28%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Mutual Funds (68.4%)	Value
Equity Mutual Funds (66.2%)
788,886	Thrivent Real Estate Securities Portfolio	$9,703,611
3,498,692	Thrivent Partner Small Cap Growth Portfolio[a]	34,158,783
875,180	Thrivent Partner Small Cap Value Portfolio	13,302,735
1,925,833	Thrivent Small Cap Stock Portfolio	18,632,631
4,139,677	Thrivent Mid Cap Growth Portfolio IIa	33,660,955
1,645,039	Thrivent Partner Mid Cap Value Portfolio	17,145,250
3,194,175	Thrivent Mid Cap Stock Portfolio	30,103,505
2,252,515	Thrivent Partner Worldwide Allocation Portfolio	16,168,775
7,071,114	Thrivent Partner International Stock Portfolio	61,631,830
3,198,155	Thrivent Large Cap Growth Portfolio II	20,068,420
2,648,795	Thrivent Large Cap Value Portfolio	23,228,873
4,691,192	Thrivent Large Cap Stock Portfolio	32,805,977
522,428	Thrivent Equity Income Plus Portfolio	3,923,797

	Total Equity Mutual Funds	314,535,142

Fixed Income Mutual Funds (2.2%)
2,304,806	Thrivent High Yield Portfolio	10,429,478

	Total Fixed Income Mutual Funds	10,429,478

	Total Mutual Funds (cost $425,985,415)	324,964,620

Shares	Common Stock (21.1%)	Value
Consumer Discretionary (3.0%)
29,100	Aeropostale, Inc.[a]	833,424
4,484	Amazon.com, Inc.[a]	489,922
5,563	Autoliv, Inc.[a]	266,190
17,350	Carnival Corporation	524,664
26,822	Carter’s, Inc.[a]	704,077
72,102	Chico’s FAS, Inc.	712,368
21,750	Comcast Corporation	377,797
48,659	Cooper Tire & Rubber Company	948,850
24,940	Dana Holding Corporation[a]	249,400
5,201	Dollar Tree, Inc.[a]	216,518
49,707	Domino’s Pizza, Inc.[a]	561,689
54,000	Foot Locker, Inc.	681,480
6,995	Harman International Industries, Inc.[a]	209,081
51,359	International Game Technology	806,336
29,100	J.C. Penney Company, Inc.	625,068
21,832	Kohl’s Corporation[a]	1,037,020
15,940	Liberty Media Corporation - Interactive[a]	167,370
23,800	Lowe’s Companies, Inc.	485,996
11,286	Macy’s, Inc.	202,019
3,020	Omnicom Group, Inc.	103,586
2,782	Panera Bread Company[a]	209,457
6,860	Target Corporation	337,306
10,960	Time Warner Cable, Inc.	570,797
33,203	Walt Disney Company	1,045,895
15,700	Warnaco Group, Inc.[a]	567,398
105,619	Warner Music Group Corporation[a]	513,308
25,576	WMS Industries, Inc.[a]	1,003,858

	Total Consumer Discretionary	14,450,874

Consumer Staples (1.0%)
7,680	Avon Products, Inc.	203,520
49,000	Del Monte Foods Company	705,110
6,964	Flowers Foods, Inc.	170,131
24,740	Kraft Foods, Inc.	692,720
7,093	Kroger Company	139,661
15,355	PepsiCo, Inc.	935,887
20,401	Philip Morris International, Inc.	935,182
6,583	TreeHouse Foods, Inc.[a]	300,580
13,700	Wal-Mart Stores, Inc.	658,559

	Total Consumer Staples	4,741,350

Energy (2.2%)
9,891	Alpha Natural Resources, Inc.[a]	335,008
5,060	Anadarko Petroleum Corporation	182,615
22,300	Arch Coal, Inc.	441,763
12,340	Baker Hughes, Inc.	512,974
62,400	Complete Production Services, Inc.[a]	892,320
16,156	ConocoPhillips	793,098
21,800	Dresser-Rand Group, Inc.[a]	687,790
23,320	ENSCO International plc ADR	916,010
3,615	EOG Resources, Inc.	355,608
35,241	Forest Oil Corporation[a]	964,194
136,900	International Coal Group, Inc.[a]	527,065
43,300	James River Coal Company[a]	689,336
5,564	National Oilwell Varco, Inc.	184,001
18,370	Occidental Petroleum Corporation	1,417,245
16,551	Schlumberger, Ltd.	915,932
11,150	Ultra Petroleum Corporation[a]	493,388
12,120	Valero Energy Corporation	217,918
15,600	Weatherford International, Ltd.[a]	204,984

	Total Energy	10,731,249

Financials (3.1%)
10,529	Affiliated Managers Group, Inc.[a]	639,847
8,730	Ameriprise Financial, Inc.	315,415
33,350	Bank of America Corporation	479,239
13,790	Bank of New York Mellon Corporation	340,475
10,110	Capital One Financial Corporation	407,433
330,990	Citigroup, Inc.[a]	1,244,522
4,300	Comerica, Inc.	158,369
64,824	Duke Realty Corporation	735,752
4,400	Endurance Specialty Holdings, Ltd.	165,132
10,290	Equity One, Inc.	160,524
20,882	Fifth Third Bancorp	256,640
2,732	Goldman Sachs Group, Inc.	358,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (21.1%)	Value
Financials (3.1%) - continued
3,735	Hanover Insurance Group, Inc.	$162,472
23,050	Hartford Financial Services Group, Inc.	510,096
17,127	HCC Insurance Holdings, Inc.	424,065
31,700	Healthcare Realty Trust, Inc.	696,449
15,148	Host Hotels & Resorts, Inc.	204,195
5,817	IntercontinentalExchange, Inc.[a]	657,496
11,253	J.P. Morgan Chase & Company	411,972
21,500	KeyCorp	165,335
4,031	Lazard, Ltd.	107,668
13,474	Morgan Stanley	312,732
11,401	New York Community Bancorp, Inc.	174,093
9,040	Northern Trust Corporation	422,168
70,227	Ocwen Financial Corporation[a]	715,613
20,500	Potlatch Corporation	732,465
7,890	Principal Financial Group, Inc.	184,942
8,330	Prudential Financial, Inc.	446,988
7,000	SunTrust Banks, Inc.	163,100
42,500	Texas Capital Bancshares, Inc.[a]	697,000
13,586	W.R. Berkley Corporation	359,486
42,494	Washington Federal, Inc.	687,553
19,340	Wells Fargo & Company	495,104
41,000	Zions Bancorporation	884,370

	Total Financials	14,877,340

Health Care (2.8%)
48,300	Align Technology, Inc.[a]	718,221
1,679	Beckman Coulter, Inc.	101,227
10,138	C.R. Bard, Inc.	785,999
15,095	Celgene Corporation[a]	767,128
7,706	Community Health Systems, Inc.[a]	260,540
10,874	Coventry Health Care, Inc.[a]	192,252
5,060	Covidien, Ltd.	203,311
9,141	Gilead Sciences, Inc.[a]	313,353
7,954	Hologic, Inc.[a]	110,799
27,331	ICON plc ADR[a]	789,593
3,720	Johnson & Johnson	219,703
103,924	King Pharmaceuticals, Inc.[a]	788,783
12,722	Medco Health Solutions, Inc.[a]	700,728
5,614	Medtronic, Inc.	203,620
20,250	NuVasive, Inc.[a]	718,065
24,900	STERIS Corporation	773,892
19,200	Teva Pharmaceutical Industries, Ltd. ADR	998,208
19,373	Thermo Fisher Scientific, Inc.[a]	950,246
17,213	United Therapeutics Corporation[a]	840,166
40,628	UnitedHealth Group, Inc.	1,153,835
2,533	Varian Medical Systems, Inc.[a]	132,425
5,574	Vertex Pharmaceuticals, Inc.[a]	183,385
22,960	Zimmer Holdings, Inc.[a]	1,240,988

	Total Health Care	13,146,467

Industrials (2.8%)
3,240	3M Company	255,928
1,760	Avery Dennison Corporation	56,549
3,270	Boeing Company	205,192
3,760	Caterpillar, Inc.	225,863
11,450	Cooper Industries plc	503,800
19,258	CSX Corporation	955,775
17,581	Dover Corporation	734,710
3,430	Eaton Corporation	224,459
7,140	Emerson Electric Company	311,947
3,300	FedEx Corporation	231,363
4,610	Fluor Corporation	195,925
22,500	FTI Consulting, Inc.[a]	980,775
18,670	General Electric Company	269,221
5,425	Honeywell International, Inc.	211,738
5,070	Illinois Tool Works, Inc.	209,290
10,032	Ingersoll-Rand plc	346,004
90,018	Manitowoc Company, Inc.	822,765
2,932	Navistar International Corporation[a]	144,254
25,700	Old Dominion Freight Line, Inc.[a]	903,098
35,925	Oshkosh Corporation[a]	1,119,423
2,728	Parker Hannifin Corporation	151,295
1,720	Precision Castparts Corporation	177,022
6,254	Roper Industries, Inc.	349,974
33,600	Shaw Group, Inc.[a]	1,149,792
7,550	Siemens AG ADR	675,951
6,420	Spirit Aerosystems Holdings, Inc.[a]	122,365
4,475	SPX Corporation	236,325
20,480	Teledyne Technologies, Inc.[a]	790,118
5,720	Textron, Inc.	97,068
3,498	United Technologies Corporation	227,055
11,747	Werner Enterprises, Inc.	257,142

	Total Industrials	13,142,186

Information Technology (5.1%)
21,000	Adobe Systems, Inc.[a]	555,030
28,600	ADTRAN, Inc.	779,922
14,200	Analog Devices, Inc.	395,612
7,838	Apple, Inc.[a]	1,971,492
270,084	Atmel Corporation[a]	1,296,403
66,409	Cisco Systems, Inc.[a]	1,415,176
59,400	Cogent, Inc.[a]	535,194
44,300	CommVault Systems, Inc.[a]	996,750
150,150	Compuware Corporation[a]	1,198,197
17,050	Corning, Inc.	275,358
7,774	eBay, Inc.[a]	152,448
20,300	EMC Corporation[a]	371,490
2,479	F5 Networks, Inc.[a]	169,985
48,387	FormFactor, Inc.[a]	522,580
3,799	Google, Inc.[a]	1,690,365
23,770	Hewlett-Packard Company	1,028,766
37,841	Intel Corporation	736,007
3,263	International Business Machines Corporation	402,915
13,800	JDS Uniphase Corporation[a]	135,792
6,610	Juniper Networks, Inc.[a]	150,840
6,700	KLA-Tencor Corporation	186,796
10,000	Lam Research Corporation[a]	380,600
4,550	MasterCard, Inc.	907,861
8,804	Maxim Integrated Products, Inc.	147,291
6,850	McAfee, Inc.[a]	210,432
66,250	Micron Technology, Inc.[a]	562,462
53,620	Microsoft Corporation	1,233,796
1,300	Netflix, Inc.[a]	141,245
5,866	Novellus Systems, Inc.[a]	148,762
47,247	Oracle Corporation	1,013,921
5,900	Paychex, Inc.	153,223
33,976	Polycom, Inc.[a]	1,012,145
27,702	Teradyne, Inc.[a]	270,095
103,123	TIBCO Software, Inc.[a]	1,243,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (21.1%)	Value
Information Technology (5.1%) - continued
10,496	Tyco Electronics, Ltd.	$266,388
21,300	ValueClick, Inc.[a]	227,697
9,700	VeriFone Systems, Inc.[a]	183,621
5,950	Visa, Inc.	420,963
15,990	Vishay Intertechnology, Inc.[a]	123,763
46,950	Xerox Corporation	377,478
6,566	Xilinx, Inc.	165,857

	Total Information Technology	24,158,381

Materials (0.7%)
6,388	Albemarle Corporation	253,667
4,330	Allegheny Technologies, Inc.	191,343
2,950	Ball Corporation	155,849
7,600	CF Industries Holdings, Inc.	482,220
18,559	E.I. du Pont de Nemours and Company	641,956
11,612	Freeport-McMoRan Copper & Gold, Inc.	686,618
9,596	Owens-Illinois, Inc.[a]	253,814
4,266	Silgan Holdings, Inc.	121,069
10,370	Steel Dynamics, Inc.	136,780
12,100	Temple-Inland, Inc.	250,107

	Total Materials	3,173,423

Telecommunications Services (<0.1%)
3,610	Telephone and Data Systems, Inc.	109,708

	Total Telecommunications Services	109,708

Utilities (0.4%)
3,473	Alliant Energy Corporation	110,233
18,440	American Electric Power Company, Inc.	595,612
5,351	DPL, Inc.	127,889
876	Entergy Corporation	62,739
1,209	FirstEnergy Corporation	42,593
10,488	NV Energy, Inc.	123,863
7,077	Portland General Electric Company	129,721
20,379	Southwest Gas Corporation	601,181
3,975	UGI Corporation	101,124

	Total Utilities	1,894,955

	Total Common Stock (cost $107,988,058)	100,425,933

Principal Amount	Long-Term Fixed Income (9.2%)
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Trust
1,000,000	5.461%, 10/25/2036	693,175
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	374,747

	Total Asset-Backed Securities	1,067,922

Basic Materials (0.4%)
	Arch Coal, Inc.
260,000	8.750%, 8/1/2016[b]	271,050
	CF Industries, Inc.
260,000	7.125%, 5/1/2020	266,500
	CONSOL Energy, Inc.
260,000	8.000%, 4/1/2017[b]	268,450
	Domtar Corporation
220,000	10.750%, 6/1/2017	264,000
	FMG Finance, Pty., Ltd.
230,000	10.625%, 9/1/2016[b]	253,000
	Georgia-Pacific Corporation
250,000	8.000%, 1/15/2024	265,000
	Lyondell Chemical Company
250,000	11.000%, 5/1/2018	268,125

	Total Basic Materials	1,856,125

Capital Goods (0.1%)
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017[b]	261,950
	Owens-Illinois, Inc.
260,000	7.800%, 5/15/2018	270,725

	Total Capital Goods	532,675

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
192,918	5.713%, 9/20/2046	70,768
	WaMu Mortgage Pass Through Certificates
269,884	5.923%, 9/25/2036	236,046
367,663	6.020%, 10/25/2036	325,884

	Total Collateralized Mortgage Obligations	632,698

Commercial Mortgage-Backed Securities (0.1%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
205,000	3.342%, 12/25/2019	209,561
	Government National Mortgage Association
203,946	3.214%, 1/16/2040	210,026

	Total Commercial Mortgage-Backed Securities	419,587

Communications Services (0.4%)
	Clear Channel Worldwide Holdings, Inc.
200,000	9.250%, 12/15/2017[b]	201,000
	Cricket Communications, Inc.
260,000	9.375%, 11/1/2014	263,900
	DISH DBS Corporation
270,000	7.125%, 2/1/2016	270,675
	Intelsat Jackson Holdings, Ltd.
200,000	8.500%, 11/1/2019[b]	202,000
	New Communications Holdings, Inc.
210,000	8.250%, 4/15/2017[b]	210,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Communications Services (0.4%) - continued
	Qwest Communications International, Inc.
$280,000	7.500%, 2/15/2014	$280,700
	Virgin Media Finance plc
260,000	8.375%, 10/15/2019	263,250
	Wind Acquisition Holdings Finance SPA
260,000	12.250%, 7/15/2017[b]	236,600

	Total Communications Services	1,928,913

Consumer Cyclical (0.5%)
	Goodyear Tire & Rubber Company
190,000	10.500%, 5/15/2016	206,625
	KB Home
211,000	6.250%, 6/15/2015	187,790
	Macy’s Retail Holdings, Inc.
230,000	8.375%, 7/15/2015	253,575
	MGM Resorts International
230,000	11.125%, 11/15/2017	253,575
	Pinnacle Entertainment, Inc.
270,000	8.625%, 8/1/2017[b]	278,100
	QVC, Inc.
210,000	7.125%, 4/15/2017[b]	205,800
	Starwood Hotels & Resorts Worldwide, Inc.
270,000	6.750%, 5/15/2018	270,000
	Toys R Us Property Company I, LLC
240,000	10.750%, 7/15/2017[b]	262,200
	WMG Acquisition Corporation
200,000	9.500%, 6/15/2016	213,000

	Total Consumer Cyclical	2,130,665

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
200,000	10.375%, 10/15/2017	215,000
	Community Health Systems, Inc.
260,000	8.875%, 7/15/2015	268,125
	HCA, Inc.
250,000	9.625%, 11/15/2016	267,500
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	269,100

	Total Consumer Non-Cyclical	1,019,725

Energy (0.2%)
	Forest Oil Corporation
270,000	7.250%, 6/15/2019	260,550
	Petrohawk Energy Corporation
260,000	7.875%, 6/1/2015	260,650
	Pioneer Natural Resources Company
200,000	7.500%, 1/15/2020	206,119
	Plains Exploration & Production Company
270,000	7.625%, 6/1/2018	263,925

	Total Energy	991,244

Financials (0.3%)
	Achmea Hypotheekbank NV
205,000	3.200%, 11/3/2014[b]	211,797
	Canadian Imperial Bank of Commerce
205,000	2.600%, 7/2/2015[b,c]	206,117
	CIE Financement Foncier
225,000	2.125%, 4/22/2013[b]	227,178
	CIT Group, Inc.
211,075	7.000%, 5/1/2017	189,968
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[b]	226,719
	Icahn Enterprises, LP
210,000	8.000%, 1/15/2018[b]	203,700
	International Bank for Reconstruction & Development
210,000	2.375%, 5/26/2015	213,514
	Royal Bank of Canada
160,000	3.125%, 4/14/2015[b]	165,967

	Total Financials	1,644,960

Foreign Government (0.2%)
	British Columbia Government Notes
225,000	2.850%, 6/15/2015	232,398
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[b]	229,032
	Kreditanstalt fuer Wiederaufbau
55,000	1.250%, 6/15/2012	55,083
	Manitoba Government Notes
210,000	2.625%, 7/15/2015	213,571

	Total Foreign Government	730,084

Mortgage-Backed Securities (1.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
800,000	6.000%, 7/1/2040[c]	868,249
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
450,000	5.000%, 7/1/2025[c]	480,094
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,800,000	4.500%, 7/1/2040[c,d]	6,011,155

	Total Mortgage-Backed Securities	7,359,498

Technology (0.1%)
	Freescale Semiconductor, Inc.
260,000	9.250%, 4/15/2018[b]	256,750
	Iron Mountain, Inc.
260,000	8.000%, 6/15/2020	263,900

	Total Technology	520,650

U.S. Government and Agencies (4.7%)
	FDIC Structured Sale Guaranteed Notes
85,000	Zero Coupon, 1/7/2012[b]	83,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
U.S. Government and Agencies (4.7%) - continued
	FDIC Structured Sale Guaranteed Notes
$85,000	Zero Coupon, 1/7/2014[b]	$79,846
	Federal Home Loan Banks
860,000	5.375%, 5/18/2016	1,003,302
1,300,000	5.000%, 11/17/2017	1,483,479
	Federal Home Loan Mortgage Corporation
1,505,000	1.125%, 7/27/2012	1,515,639
400,000	2.500%, 1/7/2014	414,749
580,000	4.875%, 6/13/2018	656,475
300,000	3.750%, 3/27/2019	312,997
	Federal National Mortgage Association
715,000	2.000%, 4/15/2013	722,189
460,000	4.375%, 10/15/2015	508,758
210,000	6.250%, 5/15/2029	259,833
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	182,406
	U.S. Treasury Bonds
300,000	4.625%, 2/15/2040	337,219
	U.S. Treasury Bonds, TIPS
55,472	2.125%, 2/15/2040	60,781
	U.S. Treasury Notes
1,500,000	0.875%, 12/31/2010[e]	1,504,687
550,000	1.125%, 6/15/2013	552,189
1,425,000	1.750%, 1/31/2014	1,447,934
830,000	2.500%, 3/31/2015	860,087
2,150,000	2.500%, 4/30/2015	2,226,426
625,000	2.625%, 2/29/2016	643,017
1,500,000	3.250%, 3/31/2017	1,580,625
1,300,000	3.625%, 2/15/2020	1,373,531
1,050,000	3.500%, 5/15/2020	1,098,888
420,000	7.625%, 2/15/2025	617,006
550,000	4.375%, 5/15/2040	594,858
	U.S. Treasury Notes, TIPS
257,817	3.375%, 1/15/2012	271,796
304,254	0.625%, 4/15/2013	310,506
348,041	2.000%, 1/15/2014	370,772
251,167	1.625%, 1/15/2015	265,139
232,082	2.500%, 7/15/2016	258,263
315,546	2.625%, 7/15/2017	355,951
252,023	1.375%, 1/15/2020	258,067
63,608	2.375%, 1/15/2025	70,560

	Total U.S. Government and Agencies	22,281,723

Utilities (0.1%)
	El Paso Corporation
260,000	7.000%, 6/15/2017	258,536
	NRG Energy, Inc.
270,000	7.375%, 2/1/2016	268,650

	Total Utilities	527,186

	Total Long-Term Fixed Income (cost $42,813,275)	43,643,655

	Short-Term Investments (2.7%)[f]
	Enterprise Funding Company, LLC
5,065,000	0.090%, 7/1/2010	$5,065,000
	Federal Home Loan Bank Discount Notes
2,395,000	0.010%, 7/2/2010	2,394,999
	Federal National Mortgage Association Discount Notes
2,300,000	0.176%, 7/7/2010[e]	2,299,933
	Thunder Bay Funding, Inc.
2,915,000	0.060%, 7/1/2010	2,915,000

	Total Short-Term Investments (at amortized cost)	12,674,932

	Total Investments (cost $589,461,680) 101.4%	$481,709,140

	Other Assets and Liabilities, Net (1.4%)	(6,762,625)

	Total Net Assets 100.0%	$474,946,515

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $4,541,792 or 1.0% of total net assets.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security was earmarked to cover written options.
e	At June 30, 2010, $3,454,630 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,996,956
Gross unrealized depreciation	(116,749,496)

Net unrealized appreciation (depreciation)	$(107,752,540)

Cost for federal income tax purposes	$589,461,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	314,535,142	314,535,142	—	—
Fixed Income Mutual Funds	10,429,478	10,429,478	—	—
Common Stock
Consumer Discretionary	14,450,874	14,450,874	—	—
Consumer Staples	4,741,350	4,741,350	—	—
Energy	10,731,249	10,731,249	—	—
Financials	14,877,340	14,877,340	—	—
Health Care	13,146,467	13,146,467	—	—
Industrials	13,142,186	13,142,186	—	—
Information Technology	24,158,381	24,158,381	—	—
Materials	3,173,423	3,173,423	—	—
Telecommunications Services	109,708	109,708	—	—
Utilities	1,894,955	1,894,955	—	—

Long-Term Fixed Income
Asset-Backed Securities	1,067,922	—	1,067,922	—
Basic Materials	1,856,125	—	1,856,125	—
Capital Goods	532,675	—	532,675	—
Collateralized Mortgage Obligations	632,698	—	632,698	—
Commercial Mortgage-Backed Securities	419,587	—	419,587	—
Communications Services	1,928,913	—	1,928,913	—
Consumer Cyclical	2,130,665	—	2,130,665	—
Consumer Non-Cyclical	1,019,725	—	1,019,725	—
Energy	991,244	—	991,244	—
Financials	1,644,960	—	1,644,960	—
Foreign Government	730,084	—	730,084	—
Mortgage-Backed Securities	7,359,498	—	7,359,498	—
Technology	520,650	—	520,650	—
U.S. Government and Agencies	22,281,723	—	22,118,129	163,594
Utilities	527,186	—	527,186	—
Short-Term Investments	12,674,932	—	12,674,932	—

Total	$481,709,140	$425,390,553	$56,154,993	$163,594

Other Financial Instruments
Asset Derivatives
Futures Contracts	271,788	271,788	—	—

Total Asset Derivatives	$271,788	$271,788	$—	$—

Liability Derivatives
Futures Contracts	692,615	692,615	—	—
Call Options Written	41,344	—	—	41,344

Total Liability Derivatives	$733,959	$692,615	$—	$41,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Aggressive Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
U.S. Government and Agencies	—	363	—	1,300	161,931	—	—	163,594

Total	$—	$363	$—	$1,300	$161,931	$—	$—	$163,594

Other Financial Instruments
Liability Derivatives
Call Options Written	—	—	—	41,344	—	—	—	41,344

Total	$—	$—	$—	$41,344	$—	$—	$—	$41,344

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	(23)	September 2010	($1,623,047)	($1,512,480)	$ 110,567
Russell 2000 Index Mini-Futures	(196)	September 2010	(12,001,521)	(11,912,880)	88,641
S&P 400 Index Mini-Futures	(71)	September 2010	(5,113,580)	(5,041,000)	72,580
S&P 500 Index Futures	98	September 2010	25,844,315	25,151,700	(692,615)
Total Futures Contracts					($420,827)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30- Yr. Pass Through	5	$102.36	July 2010	($70,031)	($41,344)
Total Call Options Written				($70,031)	($41,344)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	271,788
Total Equity Contracts		271,788

Total Asset Derivatives		$271,788

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	692,615
Total Equity Contracts		692,615
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	41,344
Total Interest Rate Contracts		41,344

Total Liability Derivatives		$733,959

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,208,566
Total Equity Contracts		2,208,566
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(110,967)
Total Credit Contracts		(110,967)

Total		$2,097,599

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,418,694)
Total Equity Contracts		(1,418,694)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(41,344)
Total Interest Rate Contracts		(41,344)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	128,858

Total Credit Contracts		128,858

Total		($1,331,180)

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$44,020,939	8.6%	N/A	N/A	1
Credit Contracts	N/A	N/A	$1,041,842	0.2%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010- June 30, 2010
Real Estate Securities	$9,257,711	$188,453	$259,387	788,886	$9,703,611	$—
Partner Small Cap Growth	35,237,937	502,541	691,698	3,498,692	34,158,783	—
Partner Small Cap Value	13,668,534	219,291	259,387	875,180	13,302,735	30,839
Small Cap Stock	19,713,116	636,436	864,622	1,925,833	18,632,631	8,260
Mid Cap Growth II	34,693,798	815,361	605,235	4,139,677	33,660,955	—
Partner Mid Cap Value	17,809,343	318,378	345,849	1,645,039	17,145,250	67,107
Mid Cap Stock	38,013,558	714,681	7,951,084	3,194,175	30,103,505	23,687
Partner Worldwide Allocation	8,638,175	9,669,079	612,053	2,252,515	16,168,775	1,179
Partner International Stock	71,544,054	30,391	857,805	7,071,114	61,631,830	30,391
Large Cap Growth II	26,504,431	1,440,394	4,539,761	3,198,155	20,068,420	29,374
Large Cap Value	25,779,138	634,656	864,622	2,648,795	23,228,873	6,479
Large Cap Stock	36,416,956	508,895	691,698	4,691,192	32,805,977	6,354
Equity Income Plus	4,126,856	4,932	—	522,428	3,923,797	4,932
High Yield	10,041,199	686,715	217,884	2,304,806	10,429,478	432,850
Income	15,431,962	409,210	16,285,338	—	—	220,757
Limited Maturity Bond	8,002,838	265,909	8,375,116	—	—	77,456
Total Value and Income Earned	374,879,606				324,964,620	939,668

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Mutual Funds (76.0%)	Value
Equity Mutual Funds (58.2%)
5,066,126	Thrivent Real Estate Securities Portfolio	$62,315,375
5,056,075	Thrivent Partner Small Cap Growth Portfolio[a]	49,363,974
3,563,777	Thrivent Partner Small Cap Value Portfolio	54,169,411
4,528,335	Thrivent Small Cap Stock Portfolio	43,812,093
6,266,321	Thrivent Mid Cap Growth Portfolio IIa	50,953,337
6,349,210	Thrivent Partner Mid Cap Value Portfolio	66,174,006
14,014,861	Thrivent Mid Cap Stock Portfolio	132,083,061
14,316,983	Thrivent Partner Worldwide Allocation Portfolio	102,768,732
19,126,961	Thrivent Partner International Stock Portfolio	166,710,596
20,270,780	Thrivent Large Cap Growth Portfolio II	127,199,142
18,195,481	Thrivent Large Cap Value Portfolio	159,567,094
21,506,659	Thrivent Large Cap Stock Portfolio	150,398,219
2,188,181	Thrivent Equity Income Plus Portfolio	16,434,768

	Total Equity Mutual Funds	1,181,949,808

Fixed Income Mutual Funds (17.8%)
24,572,836	Thrivent High Yield Portfolio	111,194,539
16,520,609	Thrivent Income Portfolio	160,155,744
9,277,250	Thrivent Limited Maturity Bond Portfolio	90,263,007

	Total Fixed Income Mutual Funds	361,613,290

	Total Mutual Funds (cost $1,909,237,842)	1,543,563,098

	Common Stock (11.0%)
Consumer Discretionary (1.5%)
56,200	Aeropostale, Inc.[a]	1,609,568
9,721	Amazon.com, Inc.[a]	1,062,116
14,734	Autoliv, Inc.[a]	705,022
37,150	Carnival Corporation	1,123,416
51,867	Carter’s, Inc.[a]	1,361,509
148,056	Chico’s FAS, Inc.	1,462,793
46,500	Comcast Corporation	807,705
94,139	Cooper Tire & Rubber Company	1,835,711
62,140	Dana Holding Corporation[a]	621,400
13,655	Dollar Tree, Inc.[a]	568,458
96,247	Domino’s Pizza, Inc.[a]	1,087,591
104,500	Foot Locker, Inc.	1,318,790
18,786	Harman International Industries, Inc.[a]	561,514
116,059	International Game Technology	1,822,126
65,530	J.C. Penney Company, Inc.	1,407,584
47,268	Kohl’s Corporation[a]	2,245,230
39,720	Liberty Media Corporation - Interactive[a]	417,060
51,900	Lowe’s Companies, Inc.	1,059,798
28,042	Macy’s, Inc.	501,952
7,460	Omnicom Group, Inc.	255,878
7,918	Panera Bread Company[a]	596,146
17,050	Target Corporation	838,349
27,300	Time Warner Cable, Inc.	1,421,784
76,125	Walt Disney Company	2,397,938
30,300	Warnaco Group, Inc.[a]	1,095,042
195,133	Warner Music Group Corporation[a]	948,346
54,902	WMS Industries, Inc.[a]	2,154,903

	Total Consumer Discretionary	31,287,729

Consumer Staples (0.5%)
19,110	Avon Products, Inc.	506,415
94,900	Del Monte Foods Company	1,365,611
18,704	Flowers Foods, Inc.	456,939
61,632	Kraft Foods, Inc.	1,725,696
18,882	Kroger Company	371,787
32,886	PepsiCo, Inc.	2,004,402
47,866	Philip Morris International, Inc.	2,194,177
17,755	TreeHouse Foods, Inc.[a]	810,693
29,300	Wal-Mart Stores, Inc.	1,408,451

	Total Consumer Staples	10,844,171

Energy (1.2%)
26,143	Alpha Natural Resources, Inc.[a]	885,463
12,610	Anadarko Petroleum Corporation	455,095
43,300	Arch Coal, Inc.	857,773
30,650	Baker Hughes, Inc.	1,274,121
120,700	Complete Production Services, Inc.[a]	1,726,010
40,148	ConocoPhillips	1,970,865
42,200	Dresser-Rand Group, Inc.[a]	1,331,410
56,030	ENSCO International plc ADR	2,200,858
8,979	EOG Resources, Inc.	883,264
73,376	Forest Oil Corporation[a]	2,007,567
265,000	International Coal Group, Inc.[a]	1,020,250
83,900	James River Coal Company[a]	1,335,688
14,638	National Oilwell Varco, Inc.	484,079
41,330	Occidental Petroleum Corporation	3,188,610
35,331	Schlumberger, Ltd.	1,955,218
24,200	Ultra Petroleum Corporation[a]	1,070,850
30,140	Valero Energy Corporation	541,917
41,100	Weatherford International, Ltd.[a]	540,054

	Total Energy	23,729,092

Financials (1.7%)
20,344	Affiliated Managers Group, Inc.[a]	1,236,305
21,708	Ameriprise Financial, Inc.	784,310
83,075	Bank of America Corporation	1,193,788
34,370	Bank of New York Mellon Corporation	848,595
25,140	Capital One Financial Corporation	1,013,142
748,460	Citigroup, Inc.[a]	2,814,210
11,700	Comerica, Inc.	430,911
130,531	Duke Realty Corporation	1,481,527
12,200	Endurance Specialty Holdings, Ltd.	457,866
27,406	Equity One, Inc.	427,534
51,907	Fifth Third Bancorp	637,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (11.0%)	Value
Financials (1.7%) - continued
5,858	Goldman Sachs Group, Inc.	$768,980
10,160	Hanover Insurance Group, Inc.	441,960
50,450	Hartford Financial Services Group, Inc.	1,116,458
45,272	HCC Insurance Holdings, Inc.	1,120,935
61,400	Healthcare Realty Trust, Inc.	1,348,958
39,695	Host Hotels & Resorts, Inc.	535,089
13,338	IntercontinentalExchange, Inc.[a]	1,507,594
28,039	J.P. Morgan Chase & Company	1,026,508
56,800	KeyCorp	436,792
11,150	Lazard, Ltd.	297,816
33,494	Morgan Stanley	777,396
30,304	New York Community Bancorp, Inc.	462,742
23,250	Northern Trust Corporation	1,085,775
135,991	Ocwen Financial Corporation[a]	1,385,748
39,578	Potlatch Corporation	1,414,122
19,752	Principal Financial Group, Inc.	462,987
20,770	Prudential Financial, Inc.	1,114,518
14,900	SunTrust Banks, Inc.	347,170
80,355	Texas Capital Bancshares, Inc.[a]	1,317,822
36,096	W.R. Berkley Corporation	955,100
82,192	Washington Federal, Inc.	1,329,866
48,200	Wells Fargo & Company	1,233,920
82,900	Zions Bancorporation	1,788,153

	Total Financials	33,602,534

Health Care (1.4%)
93,600	Align Technology, Inc.[a]	1,391,832
4,843	Beckman Coulter, Inc.	291,984
25,967	C.R. Bard, Inc.	2,013,222
32,324	Celgene Corporation[a]	1,642,706
20,315	Community Health Systems, Inc.[a]	686,850
28,732	Coventry Health Care, Inc.[a]	507,982
12,600	Covidien, Ltd.	506,268
19,569	Gilead Sciences, Inc.[a]	670,825
20,944	Hologic, Inc.[a]	291,750
52,496	ICON plc ADR[a]	1,516,609
9,270	Johnson & Johnson	547,486
212,039	King Pharmaceuticals, Inc.[a]	1,609,376
27,487	Medco Health Solutions, Inc.[a]	1,513,984
14,140	Medtronic, Inc.	512,858
39,160	NuVasive, Inc.[a]	1,388,614
48,400	STERIS Corporation	1,504,272
41,000	Teva Pharmaceutical Industries, Ltd. ADR	2,131,590
41,597	Thermo Fisher Scientific, Inc.[a]	2,040,333
35,535	United Therapeutics Corporation[a]	1,734,463
93,674	UnitedHealth Group, Inc.	2,660,342
7,154	Varian Medical Systems, Inc.[a]	374,011
14,730	Vertex Pharmaceuticals, Inc.[a]	484,617
51,840	Zimmer Holdings, Inc.[a]	2,801,952

	Total Health Care	28,823,926

Industrials (1.5%)
8,044	3M Company	635,396
4,310	Avery Dennison Corporation	138,480
8,150	Boeing Company	511,412
9,360	Caterpillar, Inc.	562,255
24,550	Cooper Industries plc	1,080,200
43,746	CSX Corporation	2,171,114
37,707	Dover Corporation	1,575,776
8,515	Eaton Corporation	557,222
17,790	Emerson Electric Company	777,245
7,150	FedEx Corporation	501,287
11,470	Fluor Corporation	487,475
43,500	FTI Consulting, Inc.[a]	1,896,165
46,400	General Electric Company	669,088
13,482	Honeywell International, Inc.	526,202
12,630	Illinois Tool Works, Inc.	521,366
24,970	Ingersoll-Rand plc	861,215
189,488	Manitowoc Company, Inc.	1,731,920
8,052	Navistar International Corporation[a]	396,158
49,675	Old Dominion Freight Line, Inc.[a]	1,745,580
78,466	Oshkosh Corporation[a]	2,445,001
7,807	Parker Hannifin Corporation	432,976
4,988	Precision Castparts Corporation	513,365
16,511	Roper Industries, Inc.	923,956
70,200	Shaw Group, Inc.[a]	2,402,244
16,200	Siemens AG ADR	1,450,386
15,950	Spirit Aerosystems Holdings, Inc.[a]	304,007
12,267	SPX Corporation	647,820
40,070	Teledyne Technologies, Inc.[a]	1,545,901
14,220	Textron, Inc.	241,313
8,697	United Technologies Corporation	564,522
30,993	Werner Enterprises, Inc.	678,437

	Total Industrials	29,495,484

Information Technology (2.6%)
44,900	Adobe Systems, Inc.[a]	1,186,707
55,300	ADTRAN, Inc.	1,508,031
30,450	Analog Devices, Inc.	848,337
16,805	Apple, Inc.[a]	4,226,962
586,858	Atmel Corporation[a]	2,816,918
142,381	Cisco Systems, Inc.[a]	3,034,139
115,000	Cogent, Inc.[a]	1,036,150
85,800	CommVault Systems, Inc.[a]	1,930,500
320,088	Compuware Corporation[a]	2,554,302
37,250	Corning, Inc.	601,587
20,498	eBay, Inc.[a]	401,966
43,600	EMC Corporation[a]	797,880
7,043	F5 Networks, Inc.[a]	482,939
93,600	FormFactor, Inc.[a]	1,010,880
8,158	Google, Inc.[a]	3,629,902
52,440	Hewlett-Packard Company	2,269,603
80,989	Intel Corporation	1,575,236
8,141	International Business Machines Corporation	1,005,251
36,600	JDS Uniphase Corporation[a]	360,144
17,527	Juniper Networks, Inc.[a]	399,966
14,300	KLA-Tencor Corporation	398,684
21,300	Lam Research Corporation[a]	810,678
10,000	MasterCard, Inc.	1,995,300
23,078	Maxim Integrated Products, Inc.	386,095
14,791	McAfee, Inc.[a]	454,380
134,500	Micron Technology, Inc.[a]	1,141,905
120,010	Microsoft Corporation	2,761,430
3,500	Netflix, Inc.[a]	380,275
15,377	Novellus Systems, Inc.[a]	389,961
106,703	Oracle Corporation	2,289,846

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (11.0%)	Value
Information Technology (2.6%) - continued
15,600	Paychex, Inc.	$405,132
70,193	Polycom, Inc.[a]	2,091,049
73,305	Teradyne, Inc.[a]	714,724
213,043	TIBCO Software, Inc.[a]	2,569,299
26,151	Tyco Electronics, Ltd.	663,712
56,500	ValueClick, Inc.[a]	603,985
25,600	VeriFone Systems, Inc.[a]	484,608
13,050	Visa, Inc.	923,287
30,898	Vishay Intertechnology, Inc.[a]	239,151
116,970	Xerox Corporation	940,439
17,544	Xilinx, Inc.	443,161

	Total Information Technology	52,764,501

Materials (0.4%)
17,133	Albemarle Corporation	680,351
10,770	Allegheny Technologies, Inc.	475,926
8,001	Ball Corporation	422,693
13,700	CF Industries Holdings, Inc.	869,265
46,234	E.I. du Pont de Nemours and Company	1,599,234
24,924	Freeport-McMoRan Copper & Gold, Inc.	1,473,756
25,457	Owens-Illinois, Inc.[a]	673,338
11,410	Silgan Holdings, Inc.	323,816
27,320	Steel Dynamics, Inc.	360,351
31,800	Temple-Inland, Inc.	657,306

	Total Materials	7,536,036

Telecommunications Services (<0.1%)
9,960	Telephone and Data Systems, Inc.	302,684

	Total Telecommunications Services	302,684

Utilities (0.2%)
9,361	Alliant Energy Corporation	297,118
45,930	American Electric Power Company, Inc.	1,483,539
13,836	DPL, Inc.	330,681
2,336	Entergy Corporation	167,304
3,323	FirstEnergy Corporation	117,069
27,869	NV Energy, Inc.	329,133
18,906	Portland General Electric Company	346,547
39,478	Southwest Gas Corporation	1,164,601
11,034	UGI Corporation	280,705

	Total Utilities	4,516,697

	Total Common Stock (cost $239,409,213)	222,902,854

Principal Amount	Long-Term Fixed Income (9.8%)
Asset-Backed Securities (0.3%)
	GSAMP Trust
2,020,903	0.527%, 7/26/2010[b]	1,598,323
	J.P. Morgan Mortgage Trust
3,800,000	5.461%, 10/25/2036	2,634,065
	Renaissance Home Equity Loan Trust
1,831,095	5.746%, 5/25/2036	999,177
$1,600,000	6.011%, 5/25/2036	922,453

	Total Asset-Backed Securities	6,154,018

Basic Materials (0.4%)
	Arch Coal, Inc.
1,020,000	8.750%, 8/1/2016[c]	1,063,350
	CF Industries, Inc.
1,020,000	7.125%, 5/1/2020	1,045,500
	CONSOL Energy, Inc.
1,020,000	8.000%, 4/1/2017[c]	1,053,150
	Domtar Corporation
860,000	10.750%, 6/1/2017	1,032,000
	FMG Finance, Pty., Ltd.
910,000	10.625%, 9/1/2016[c]	1,001,000
	Georgia-Pacific Corporation
970,000	8.000%, 1/15/2024	1,028,200
	Lyondell Chemical Company
970,000	11.000%, 5/1/2018	1,040,325

	Total Basic Materials	7,263,525

Capital Goods (0.1%)
	Case New Holland, Inc.
1,090,000	7.875%, 12/1/2017[c]	1,098,175
	Owens-Illinois, Inc.
1,020,000	7.800%, 5/15/2018	1,062,075

	Total Capital Goods	2,160,250

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
898,871	5.500%, 11/25/2035	687,866
	Citimortgage Alternative Loan Trust
2,851,699	5.750%, 4/25/2037	2,217,244
	Countrywide Alternative Loan Trust
589,046	6.000%, 1/25/2037	392,889
	Countrywide Home Loans
2,323,086	5.750%, 4/25/2037	1,853,695
	Deutsche Alt-A Securities, Inc.
701,464	5.500%, 10/25/2021	596,286
1,183,437	6.000%, 10/25/2021	938,255
	HomeBanc Mortgage Trust
2,003,732	5.958%, 4/25/2037	1,298,224
	J.P. Morgan Mortgage Trust
454,062	5.933%, 10/25/2036	398,139
	MASTR Alternative Loans Trust
638,580	6.500%, 7/25/2034	644,611
	Merrill Lynch Alternative Note Asset Trust
693,215	6.000%, 3/25/2037	523,027
	Sequoia Mortgage Trust
1,028,897	5.713%, 9/20/2046	377,427
	WaMu Mortgage Pass Through Certificates
981,395	5.923%, 9/25/2036	858,349
1,801,547	6.020%, 10/25/2036	1,596,834

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
$6,583,029	5.570%, 11/25/2036	$5,752,560

	Total Collateralized Mortgage Obligations	18,135,406

Commercial Mortgage-Backed Securities (1.9%)
	Banc of America Commercial Mortgage, Inc.
3,800,000	5.356%, 10/10/2045	3,804,248
3,675,000	5.658%, 6/10/2049	3,551,226
	Bear Stearns Commercial Mortgage Securities, Inc.
1,710,000	5.331%, 2/11/2044	1,675,403
4,500,000	5.694%, 6/11/2050	4,555,206
	Citigroup/Deutsche Bank Commercial Mortgage
3,900,000	5.322%, 12/11/2049	3,787,891
	Citigroup/Deutsche Bank Commercial Mortgage Pass- Through Certificates
3,150,000	5.617%, 10/15/2048	3,226,236
	Credit Suisse Mortgage Capital Certificates
1,900,000	5.467%, 9/15/2039	1,867,271
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
465,000	3.342%, 12/25/2019	475,345
	Government National Mortgage Association
462,610	3.214%, 1/16/2040	476,401
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,071,872
	GS Mortgage Securities Corporation II
3,900,000	4.761%, 7/10/2039	3,961,179
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,350,000	5.814%, 6/12/2043	3,476,158
3,625,000	5.336%, 5/15/2047	3,582,754
	LB-UBS Commercial Mortgage Trust
3,500,000	5.866%, 9/15/2045	3,526,117

	Total Commercial Mortgage-Backed Securities	39,037,307

Communications Services (0.4%)
	Clear Channel Worldwide Holdings, Inc.
1,100,000	9.250%, 12/15/2017[c]	1,105,500
	Cricket Communications, Inc.
1,020,000	9.375%, 11/1/2014	1,035,300
	DISH DBS Corporation
1,070,000	7.125%, 2/1/2016	1,072,675
	Intelsat Jackson Holdings, Ltd.
1,115,000	8.500%, 11/1/2019[c]	1,126,150
	New Communications Holdings, Inc.
1,175,000	8.250%, 4/15/2017[c]	1,179,406
	Qwest Communications International, Inc.
1,075,000	7.500%, 2/15/2014	1,077,688
	Virgin Media Finance plc
1,020,000	8.375%, 10/15/2019	1,032,750
	Wind Acquisition Holdings Finance SPA
1,020,000	12.250%, 7/15/2017[c]	928,200

	Total Communications Services	8,557,669

Consumer Cyclical (0.5%)
	Goodyear Tire & Rubber Company
1,055,000	10.500%, 5/15/2016	1,147,312
	KB Home
1,172,000	6.250%, 6/15/2015	1,043,080
	Macy’s Retail Holdings, Inc.
910,000	8.375%, 7/15/2015	1,003,275
	MGM Resorts International
910,000	11.125%, 11/15/2017	1,003,275
	Pinnacle Entertainment, Inc.
1,080,000	8.625%, 8/1/2017[c]	1,112,400
	QVC, Inc.
1,170,000	7.125%, 4/15/2017[c]	1,146,600
	Starwood Hotels & Resorts Worldwide, Inc.
1,080,000	6.750%, 5/15/2018	1,080,000
	Toys R Us Property Company I, LLC
910,000	10.750%, 7/15/2017[c]	994,175
	WMG Acquisition Corporation
1,050,000	9.500%, 6/15/2016	1,118,250

	Total Consumer Cyclical	9,648,367

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
1,050,000	10.375%, 10/15/2017	1,128,750
	Community Health Systems, Inc.
1,020,000	8.875%, 7/15/2015	1,051,875
	HCA, Inc.
970,000	9.625%, 11/15/2016	1,037,900
	JBS USA, LLC/JBS USA Finance, Inc.
910,000	11.625%, 5/1/2014	1,020,337

	Total Consumer Non-Cyclical	4,238,862

Energy (0.2%)
	Forest Oil Corporation
1,070,000	7.250%, 6/15/2019	1,032,550
	Petrohawk Energy Corporation
1,020,000	7.875%, 6/1/2015	1,022,550
	Pioneer Natural Resources Company
1,115,000	7.500%, 1/15/2020	1,149,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Energy (0.2%) - continued
	Plains Exploration & Production Company
$1,080,000	7.625%, 6/1/2018	$1,055,700

	Total Energy	4,259,916

Financials (0.2%)
	Achmea Hypotheekbank NV
465,000	3.200%, 11/3/2014[c]	480,418
	Canadian Imperial Bank of Commerce
465,000	2.600%, 7/2/2015[c,d]	467,534
	CIE Financement Foncier
450,000	2.125%, 4/22/2013[c]	454,357
	CIT Group, Inc.
1,171,685	7.000%, 5/1/2017	1,054,517
	Dexia Credit Local SA
450,000	2.750%, 4/29/2014[c]	453,438
	Icahn Enterprises, LP
1,170,000	8.000%, 1/15/2018[c]	1,134,900
	International Bank for Reconstruction & Development
465,000	2.375%, 5/26/2015	472,781
	Royal Bank of Canada
400,000	3.125%, 4/14/2015[c]	414,917

	Total Financials	4,932,862

Foreign Government (0.1%)
	British Columbia Government Notes
450,000	2.850%, 6/15/2015	464,796
	Kommunalbanken AS
450,000	2.750%, 5/5/2015[c]	458,063
	Kreditanstalt fuer Wiederaufbau
205,000	1.250%, 6/15/2012	205,310
	Manitoba Government Notes
465,000	2.625%, 7/15/2015	472,907

	Total Foreign Government	1,601,076

Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,800,000	6.000%, 7/1/2040[d]	1,953,562
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
900,000	5.000%, 7/1/2025[d]	960,187
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
22,800,000	4.500%, 7/1/2040[d,e]	23,630,057

	Total Mortgage-Backed Securities	26,543,806

Technology (0.1%)
	Freescale Semiconductor, Inc.
1,020,000	9.250%, 4/15/2018[c]	1,007,250
	Iron Mountain, Inc.
1,020,000	8.000%, 6/15/2020	1,035,300

	Total Technology	2,042,550

U.S. Government and Agencies (3.0%)
	FDIC Structured Sale Guaranteed Notes
185,000	Zero Coupon, 1/7/2012[c]	182,275
185,000	Zero Coupon, 1/7/2014[c]	173,782
	Federal Home Loan Banks
1,870,000	5.375%, 5/18/2016	2,181,598
2,750,000	5.000%, 11/17/2017	3,138,130
	Federal Home Loan Mortgage Corporation
3,295,000	1.125%, 7/27/2012	3,318,292
920,000	2.500%, 1/7/2014	953,922
1,400,000	4.875%, 6/13/2018	1,584,596
660,000	3.750%, 3/27/2019	688,593
	Federal National Mortgage Association
1,725,000	2.000%, 4/15/2013	1,742,345
1,200,000	4.375%, 10/15/2015	1,327,195
505,000	6.250%, 5/15/2029	624,838
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	431,141
	U.S. Treasury Bonds
755,000	4.625%, 2/15/2040	848,667
	U.S. Treasury Bonds, TIPS
131,117	2.125%, 2/15/2040	143,665
	U.S. Treasury Notes
7,000,000	0.875%, 12/31/2010[f]	7,021,875
800,000	1.125%, 6/15/2013	803,184
3,515,000	1.750%, 1/31/2014	3,571,570
1,845,000	2.500%, 3/31/2015	1,911,881
9,000,000	2.500%, 4/30/2015	9,319,923
1,390,000	2.625%, 2/29/2016	1,430,071
3,350,000	3.250%, 3/31/2017	3,530,062
2,900,000	3.625%, 2/15/2020	3,064,030
4,500,000	3.500%, 5/15/2020	4,709,520
950,000	7.625%, 2/15/2025	1,395,609
2,250,000	4.375%, 5/15/2040	2,433,510
	U.S. Treasury Notes, TIPS
601,573	3.375%, 1/15/2012	634,190
680,704	0.625%, 4/15/2013	694,691
790,466	2.000%, 1/15/2014	842,093
593,668	1.625%, 1/15/2015	626,691
534,328	2.500%, 7/15/2016	594,606
704,719	2.625%, 7/15/2017	794,957
554,450	1.375%, 1/15/2020	567,747
156,128	2.375%, 1/15/2025	173,192

	Total U.S. Government and Agencies	61,458,441

Utilities (0.1%)
	El Paso Corporation
1,020,000	7.000%, 6/15/2017	1,014,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Utilities (0.1%) - continued
	NRG Energy, Inc.
$1,070,000	7.375%, 2/1/2016	$1,064,650

	Total Utilities	2,078,906

	Total Long-Term Fixed Income (cost $192,057,915)	198,112,961

	Short-Term Investments (4.4%)[g]
	Bank of America Repurchase Agreement
22,335,000	0.010%, 7/1/2010[h]	22,335,000
	Enterprise Funding Company, LLC
7,665,000	0.090%, 7/1/2010	7,665,000
	Federal Home Loan Bank Discount Notes
550,000	0.155%, 7/7/2010[f]	549,986
20,000,000	0.065%, 7/9/2010	19,999,711
5,000,000	0.070%, 7/14/2010	4,999,874
	Federal Home Loan Mortgage Corporation Discount Notes
8,160,000	0.080%, 7/8/2010	8,159,873
15,000,000	0.083%, 7/23/2010	14,999,236
	Federal National Mortgage Association Discount Notes
8,000,000	0.180%, 7/7/2010[f]	7,999,763
2,180,000	0.070%, 7/21/2010	2,179,915

	Total Short-Term Investments (at amortized cost)	88,888,358

	Total Investments (cost $2,429,593,328) 101.2%	$2,053,467,271

	Other Assets and Liabilities, Net (1.2%)	(24,136,659)

	Total Net Assets 100.0%	$2,029,330,612

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $17,035,040 or 0.8% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security was earmarked to cover written options.
f	At June 30, 2010, $15,571,624 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
h	Repurchase agreement dated June 30, 2010, $22,335,006 maturing July 1, 2010, collateralized by $22,781,799 U.S. Treasury Notes, 3.125% due April 30, 2013.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,324,802
Gross unrealized depreciation	(398,450,859)

Net unrealized appreciation (depreciation)	$(376,126,057)

Cost for federal income tax purposes	$2,429,593,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,181,949,808	1,181,949,808	—	—
Fixed Income Mutual Funds	361,613,290	361,613,290	—	—
Common Stock
Consumer Discretionary	31,287,729	31,287,729	—	—
Consumer Staples	10,844,171	10,844,171	—	—
Energy	23,729,092	23,729,092	—	—
Financials	33,602,534	33,602,534	—	—
Health Care	28,823,926	28,823,926	—	—
Industrials	29,495,484	29,495,484	—	—
Information Technology	52,764,501	52,764,501	—	—
Materials	7,536,036	7,536,036	—	—
Telecommunications Services	302,684	302,684	—	—
Utilities	4,516,697	4,516,697	—	—
Long-Term Fixed Income
Asset-Backed Securities	6,154,018	—	6,154,018	—
Basic Materials	7,263,525	—	7,263,525	—
Capital Goods	2,160,250	—	2,160,250	—
Collateralized Mortgage Obligations	18,135,406	—	18,135,406	—
Commercial Mortgage-Backed Securities	39,037,307	—	39,037,307	—
Communications Services	8,557,669	—	8,557,669	—
Consumer Cyclical	9,648,367	—	9,648,367	—
Consumer Non-Cyclical	4,238,862	—	4,238,862	—
Energy	4,259,916	—	4,259,916	—
Financials	4,932,862	—	4,932,862	—
Foreign Government	1,601,076	—	1,601,076	—
Mortgage-Backed Securities	26,543,806	—	26,543,806	—
Technology	2,042,550	—	2,042,550	—
U.S. Government and Agencies	61,458,441	—	61,102,384	356,057
Utilities	2,078,906	—	2,078,906	—
Short-Term Investments	88,888,358	—	88,888,358	—

Total	$2,053,467,271	$1,766,465,952	$286,645,262	$356,057

Other Financial Instruments
Asset Derivatives
Futures Contracts	278,586	278,586	—	—

Total Asset Derivatives	$278,586	$278,586	$—	$—

Liability Derivatives
Futures Contracts	1,971,832	1,971,832	—	—
Call Options Written	168,438	—	—	168,438

Total Liability Derivatives	$2,140,270	$1,971,832	$—	$168,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Moderately Aggressive Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
U.S. Government and Agencies	—	791	—	2,828	352,438	—	—	356,057

Total	$—	$791	$—	$2,828	$352,438	$—	$—	$356,057

Other Financial Instruments
Liability Derivatives
Call Options Written	—	—	—	168,438	—	—	—	168,438

Total	$—	$—	$—	$168,438	$—	$—	$—	$168,438

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(616)	September 2010	($37,719,066)	($37,440,480)	$278,586
S&P 500 Index Futures	279	September 2010	73,577,183	71,605,351	(1,971,832)
Total Futures Contracts					($1,693,246)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30- Yr. Pass Through	22	$102.36	July 2010	($285,313)	($168,438)
Total Call Options Written				($285,313)	($168,438)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	278,586
Total Equity Contracts		278,586

Total Asset Derivatives		$278,586

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,971,832
Total Equity Contracts		1,971,832
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	168,438
Total Interest Rate Contracts		168,438

Total Liability Derivatives		$2,140,270

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,801,484
Total Equity Contracts		6,801,484
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,293,431)
Total Credit Contracts		(1,293,431)

Total		$5,508,053

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,117,197)
Total Equity Contracts		(5,117,197)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(168,438)
Total Interest Rate Contracts		(168,438)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,508,131
Total Credit Contracts		1,508,131

Total		($3,777,504)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$139,235,555	6.7%	N/A	N/A	6
Credit Contracts	N/A	N/A	$12,502,108	0.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Real Estate Securities	$57,409,186	$1,888,206	$261,417	5,066,126	$62,315,375	$—
Partner Small Cap Growth	49,447,816	1,416,155	196,063	5,056,075	49,363,974	—
Partner Small Cap Value	54,192,601	1,541,731	196,063	3,563,777	54,169,411	125,577
Small Cap Stock	45,306,168	2,355,275	1,802,365	4,528,335	43,812,093	19,423
Mid Cap Growth II	51,063,329	1,984,766	196,063	6,266,321	50,953,337	—
Partner Mid Cap Value	66,785,383	2,147,214	261,417	6,349,210	66,174,006	259,008
Mid Cap Stock	142,761,304	4,775,634	10,504,730	14,014,861	132,083,061	103,931
Partner Worldwide Allocation	73,662,379	38,560,320	58,759	14,316,983	102,768,732	7,495
Partner International Stock	192,151,514	82,207	986,908	19,126,961	166,710,596	82,207
Large Cap Growth II	139,972,788	8,598,084	522,834	20,270,780	127,199,142	186,183
Large Cap Value	170,664,869	5,709,128	784,250	18,195,481	159,567,094	44,509
Large Cap Stock	168,883,667	3,766,494	6,483,784	21,506,659	150,398,219	29,131
Equity Income Plus	16,875,813	492,711	65,354	2,188,181	16,434,768	20,659
High Yield	109,725,904	9,376,693	7,212,291	24,572,836	111,194,539	4,703,511
Income	229,716,268	13,979,874	90,974,963	16,520,609	160,155,744	5,179,676
Limited Maturity Bond	81,682,750	14,262,130	6,575,001	9,277,250	90,263,007	1,437,270
Total Value and Income Earned	1,650,301,739				1,543,563,098	12,198,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Mutual Funds (78.4%)	Value
Equity Mutual Funds (41.6%)
6,680,212	Thrivent Real Estate Securities Portfolio	$82,169,286
4,491,902	Thrivent Partner Small Cap Growth Portfolio[a]	43,855,785
4,565,830	Thrivent Partner Small Cap Value Portfolio	69,400,623
3,596,908	Thrivent Small Cap Stock Portfolio	34,800,444
2,633,592	Thrivent Mid Cap Growth Portfolio IIa	21,414,526
5,816,354	Thrivent Partner Mid Cap Value Portfolio	60,620,366
11,577,066	Thrivent Mid Cap Stock Portfolio	109,108,055
15,885,792	Thrivent Partner Worldwide Allocation Portfolio	114,029,804
17,231,420	Thrivent Partner International Stock Portfolio	150,189,060
19,753,573	Thrivent Large Cap Growth Portfolio II	123,953,673
25,315,666	Thrivent Large Cap Value Portfolio	222,008,266
19,928,807	Thrivent Large Cap Stock Portfolio	139,364,139
2,883,647	Thrivent Equity Income Plus Portfolio	21,658,205

	Total Equity Mutual Funds	1,192,572,232

Fixed Income Mutual Funds (36.8%)
33,641,660	Thrivent High Yield Portfolio	152,231,874
45,187,757	Thrivent Income Portfolio	438,063,670
47,836,297	Thrivent Limited Maturity Bond Portfolio	465,423,249

	Total Fixed Income Mutual Funds	1,055,718,793

	Total Mutual Funds (cost $2,617,152,002)	2,248,291,025

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Asset-Backed Securities (0.3%)
	GSAMP Trust
$5,557,485	0.527%, 7/26/2010[b]	4,395,387
	J.P. Morgan Mortgage Trust
5,300,000	5.461%, 10/25/2036	3,673,827
	Renaissance Home Equity Loan Trust
2,500,000	6.011%, 5/25/2036	1,441,333

	Total Asset-Backed Securities	9,510,547

Basic Materials (0.3%)
	Arch Coal, Inc.
1,400,000	8.750%, 8/1/2016[c]	1,459,500
	CF Industries, Inc.
1,400,000	7.125%, 5/1/2020	1,435,000
	CONSOL Energy, Inc.
1,400,000	8.000%, 4/1/2017[c]	1,445,500
	Domtar Corporation
1,180,000	10.750%, 6/1/2017	1,416,000
	FMG Finance, Pty., Ltd.
1,260,000	10.625%, 9/1/2016[c]	1,386,000
	Georgia-Pacific Corporation
1,330,000	8.000%, 1/15/2024	1,409,800
	Lyondell Chemical Company
1,330,000	11.000%, 5/1/2018	1,426,425

	Total Basic Materials	9,978,225

Capital Goods (0.1%)
	Case New Holland, Inc.
1,470,000	7.875%, 12/1/2017[c]	1,481,025
	Owens-Illinois, Inc.
1,400,000	7.800%, 5/15/2018	1,457,750

	Total Capital Goods	2,938,775

Collateralized Mortgage Obligations (1.5%)
	Citigroup Mortgage Loan Trust, Inc.
2,097,365	5.500%, 11/25/2035	1,605,021
	Citimortgage Alternative Loan Trust
6,518,169	5.750%, 4/25/2037	5,067,987
	Countrywide Alternative Loan Trust
4,002,518	6.000%, 4/25/2036	3,167,337
1,374,442	6.000%, 1/25/2037	916,742
	Countrywide Home Loans
5,226,943	5.750%, 4/25/2037	4,170,813
	Deutsche Alt-A Securities, Inc.
1,636,749	5.500%, 10/25/2021	1,391,335
2,721,159	6.000%, 10/25/2021	2,157,394
	GSR Mortgage Loan Trust
4,611,620	0.537%, 7/26/2010[b]	3,719,396
	HomeBanc Mortgage Trust
1,570,493	5.958%, 4/25/2037	1,017,527
	J.P. Morgan Mortgage Trust
3,996,116	5.781%, 6/25/2036	3,489,769
1,059,478	5.933%, 10/25/2036	928,991
	MASTR Alternative Loans Trust
1,483,153	6.500%, 7/25/2034	1,497,162
	Merrill Lynch Alternative Note Asset Trust
1,617,503	6.000%, 3/25/2037	1,220,396
	Sequoia Mortgage Trust
2,597,964	5.713%, 9/20/2046	953,003
	WaMu Mortgage Pass Through Certificates
1,373,953	5.923%, 9/25/2036	1,201,688
4,485,485	6.020%, 10/25/2036	3,975,791
6,583,029	5.570%, 11/25/2036	5,752,560

	Total Collateralized Mortgage Obligations	42,232,912

Commercial Mortgage-Backed Securities (2.2%)
	Banc of America Commercial Mortgage, Inc.
8,515,000	5.356%, 10/10/2045	8,524,520
4,975,000	5.658%, 6/10/2049	4,807,442
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,429,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Commercial Mortgage-Backed Securities (2.2%) - continued
$6,300,000	5.694%, 6/11/2050	$6,377,288
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	2,913,762
	Citigroup/Deutsche Bank Commercial Mortgage Pass- Through Certificates
8,600,000	5.617%, 10/15/2048	8,808,137
	Credit Suisse Mortgage Capital Certificates
2,000,000	5.467%, 9/15/2039	1,965,548
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
610,000	3.342%, 12/25/2019	623,571
	Government National Mortgage Association
606,865	3.214%, 1/16/2040	624,956
	Greenwich Capital Commercial Funding Corporation
3,150,000	5.867%, 12/10/2049	2,501,034
	GS Mortgage Securities Corporation II
5,300,000	4.761%, 7/10/2039	5,383,141
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,700,000	5.814%, 6/12/2043	3,839,338
6,125,000	5.336%, 5/15/2047	6,053,619
	LB-UBS Commercial Mortgage Trust
7,300,000	5.866%, 9/15/2045	7,354,473

	Total Commercial Mortgage-Backed Securities	63,206,017

Communications Services (0.4%)
	Clear Channel Worldwide Holdings, Inc.
1,450,000	9.250%, 12/15/2017[c]	1,457,250
	Cricket Communications, Inc.
1,400,000	9.375%, 11/1/2014	1,421,000
	DISH DBS Corporation
1,490,000	7.125%, 2/1/2016	1,493,725
	Intelsat Jackson Holdings, Ltd.
1,430,000	8.500%, 11/1/2019[c]	1,444,300
	New Communications Holdings, Inc.
1,505,000	8.250%, 4/15/2017[c]	1,510,644
	Qwest Communications International, Inc.
1,480,000	7.500%, 2/15/2014	1,483,700
	Virgin Media Finance plc
1,390,000	8.375%, 10/15/2019	1,407,375
	Wind Acquisition Holdings Finance SPA
1,400,000	12.250%, 7/15/2017[c]	1,274,000

	Total Communications Services	11,491,994

Consumer Cyclical (0.5%)
	Goodyear Tire & Rubber Company
1,355,000	10.500%, 5/15/2016	1,473,562
	KB Home
1,506,000	6.250%, 6/15/2015	1,340,340
	Macy’s Retail Holdings, Inc.
1,260,000	8.375%, 7/15/2015	1,389,150
	MGM Resorts International
1,260,000	11.125%, 11/15/2017	1,389,150
	Pinnacle Entertainment, Inc.
1,470,000	8.625%, 8/1/2017[c]	1,514,100
	QVC, Inc.
1,505,000	7.125%, 4/15/2017[c]	1,474,900
	Starwood Hotels & Resorts Worldwide, Inc.
1,480,000	6.750%, 5/15/2018	1,480,000
	Toys R Us Property Company I, LLC
1,250,000	10.750%, 7/15/2017[c]	1,365,625
	WMG Acquisition Corporation
1,350,000	9.500%, 6/15/2016	1,437,750

	Total Consumer Cyclical	12,864,577

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
1,350,000	10.375%, 10/15/2017	1,451,250
	Community Health Systems, Inc.
1,400,000	8.875%, 7/15/2015	1,443,750
	HCA, Inc.
1,330,000	9.625%, 11/15/2016	1,423,100
	JBS USA, LLC/JBS USA Finance, Inc.
1,250,000	11.625%, 5/1/2014	1,401,562

	Total Consumer Non-Cyclical	5,719,662

Energy (0.2%)
	Forest Oil Corporation
1,480,000	7.250%, 6/15/2019	1,428,200
	Petrohawk Energy Corporation
1,400,000	7.875%, 6/1/2015	1,403,500
	Pioneer Natural Resources Company
1,435,000	7.500%, 1/15/2020	1,478,907
	Plains Exploration & Production Company
1,470,000	7.625%, 6/1/2018	1,436,925

	Total Energy	5,747,532

Financials (0.2%)
	Achmea Hypotheekbank NV
610,000	3.200%, 11/3/2014[c]	630,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Financials (0.2%) - continued
	Canadian Imperial Bank of Commerce
$610,000	2.600%, 7/2/2015[c,d]	$613,324
	CIE Financement Foncier
600,000	2.125%, 4/22/2013[c]	605,809
	CIT Group, Inc.
1,506,555	7.000%, 5/1/2017	1,355,900
	Dexia Credit Local SA
600,000	2.750%, 4/29/2014[c]	604,584
	Icahn Enterprises, LP
1,510,000	8.000%, 1/15/2018[c]	1,464,700
	International Bank for Reconstruction & Development
600,000	2.375%, 5/26/2015	610,040
	Royal Bank of Canada
550,000	3.125%, 4/14/2015[c]	570,511

	Total Financials	6,455,094

Foreign Government (0.1%)
	British Columbia Government Notes
600,000	2.850%, 6/15/2015	619,729
	Kommunalbanken AS
600,000	2.750%, 5/5/2015[c]	610,751
	Kreditanstalt fuer Wiederaufbau
295,000	1.250%, 6/15/2012	295,445
	Manitoba Government Notes
600,000	2.625%, 7/15/2015	610,202

	Total Foreign Government	2,136,127

Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,400,000	6.000%, 7/1/2040[d]	2,604,749
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,200,000	5.000%, 7/1/2025[d]	1,280,250
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
32,400,000	4.500%, 7/1/2040[d,e]	33,579,554

	Total Mortgage-Backed Securities	37,464,553

Technology (0.1%)
	Freescale Semiconductor, Inc.
1,400,000	9.250%, 4/15/2018[c]	1,382,500
	Iron Mountain, Inc.
1,400,000	8.000%, 6/15/2020	1,421,000

	Total Technology	2,803,500

U.S. Government and Agencies (2.8%)
	FDIC Structured Sale Guaranteed Notes
240,000	Zero Coupon, 1/7/2012[c]	236,465
240,000	Zero Coupon, 1/7/2014[c]	225,446
	Federal Home Loan Banks
2,400,000	5.375%, 5/18/2016	2,799,912
3,500,000	5.000%, 11/17/2017	3,993,983
	Federal Home Loan Mortgage Corporation
4,250,000	1.125%, 7/27/2012	4,280,043
1,200,000	2.500%, 1/7/2014	1,244,246
1,675,000	4.875%, 6/13/2018	1,895,855
850,000	3.750%, 3/27/2019	886,825
	Federal National Mortgage Association
2,250,000	2.000%, 4/15/2013	2,272,624
1,520,000	4.375%, 10/15/2015	1,681,114
680,000	6.250%, 5/15/2029	841,365
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	574,855
	U.S. Treasury Bonds
1,020,000	4.625%, 2/15/2040	1,146,543
	U.S. Treasury Bonds, TIPS
176,503	2.125%, 2/15/2040	193,395
	U.S. Treasury Notes
9,000,000	0.875%, 12/31/2010[f]	9,028,125
915,000	1.125%, 6/15/2013	918,642
4,665,000	1.750%, 1/31/2014	4,740,079
2,185,000	2.500%, 3/31/2015	2,264,206
12,950,000	2.500%, 4/30/2015	13,410,334
1,785,000	2.625%, 2/29/2016	1,836,458
4,350,000	3.250%, 3/31/2017	4,583,813
3,700,000	3.625%, 2/15/2020	3,909,279
6,575,000	3.500%, 5/15/2020	6,881,132
1,250,000	7.625%, 2/15/2025	1,836,328
2,975,000	4.375%, 5/15/2040	3,217,641
	U.S. Treasury Notes, TIPS
761,174	3.375%, 1/15/2012	802,444
892,135	0.625%, 4/15/2013	910,466
985,133	2.000%, 1/15/2014	1,049,474
799,169	1.625%, 1/15/2015	843,623
701,643	2.500%, 7/15/2016	780,796
909,824	2.625%, 7/15/2017	1,026,325
730,865	1.375%, 1/15/2020	748,394
196,605	2.375%, 1/15/2025	218,093

	Total U.S. Government and Agencies	81,278,323

Utilities (0.1%)
	El Paso Corporation
1,400,000	7.000%, 6/15/2017	1,392,117
	NRG Energy, Inc.
1,480,000	7.375%, 2/1/2016	1,472,600
	Total Utilities	2,864,717

	Total Long-Term Fixed Income (cost $285,004,043)	296,692,555

Shares	Common Stock (7.4%)
Consumer Discretionary (1.0%)
54,000	Aeropostale, Inc.[a]	1,546,560
9,821	Amazon.com, Inc.[a]	1,073,043
12,780	Autoliv, Inc.[a]	611,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (7.4%)	Value
Consumer Discretionary (1.0%) - continued
37,300	Carnival Corporation	$1,127,952
49,793	Carter’s, Inc.[a]	1,307,066
139,580	Chico’s FAS, Inc.	1,379,050
46,600	Comcast Corporation	809,442
90,399	Cooper Tire & Rubber Company	1,762,781
57,810	Dana Holding Corporation[a]	578,100
12,105	Dollar Tree, Inc.[a]	503,931
92,400	Domino’s Pizza, Inc.[a]	1,044,120
100,200	Foot Locker, Inc.	1,264,524
16,388	Harman International Industries, Inc.[a]	489,837
113,199	International Game Technology	1,777,224
64,070	J.C. Penney Company, Inc.	1,376,224
47,018	Kohl’s Corporation[a]	2,233,355
36,950	Liberty Media Corporation - Interactive[a]	387,975
52,300	Lowe’s Companies, Inc.	1,067,966
26,062	Macy’s, Inc.	466,510
6,940	Omnicom Group, Inc.	238,042
6,891	Panera Bread Company[a]	518,823
15,850	Target Corporation	779,345
25,400	Time Warner Cable, Inc.	1,322,832
73,635	Walt Disney Company	2,319,503
29,100	Warnaco Group, Inc.[a]	1,051,674
182,928	Warner Music Group Corporation[a]	889,030
50,977	WMS Industries, Inc.[a]	2,000,847

	Total Consumer Discretionary	29,927,279

Consumer Staples (0.4%)
17,770	Avon Products, Inc.	470,905
91,100	Del Monte Foods Company	1,310,929
16,316	Flowers Foods, Inc.	398,600
57,332	Kraft Foods, Inc.	1,605,296
16,485	Kroger Company	324,590
32,936	PepsiCo, Inc.	2,007,449
45,756	Philip Morris International, Inc.	2,097,455
15,461	TreeHouse Foods, Inc.[a]	705,949
29,400	Wal-Mart Stores, Inc.	1,413,258

	Total Consumer Staples	10,334,431

Energy (0.8%)
22,913	Alpha Natural Resources, Inc.[a]	776,063
11,730	Anadarko Petroleum Corporation	423,336
41,500	Arch Coal, Inc.	822,115
28,490	Baker Hughes, Inc.	1,184,329
115,900	Complete Production Services, Inc.[a]	1,657,370
37,318	ConocoPhillips	1,831,941
40,600	Dresser-Rand Group, Inc.[a]	1,280,930
52,980	ENSCO International plc ADR	2,081,054
8,349	EOG Resources, Inc.	821,291
68,729	Forest Oil Corporation[a]	1,880,425
254,500	International Coal Group, Inc.[a]	979,825
80,500	James River Coal Company[a]	1,281,560
12,683	National Oilwell Varco, Inc.	419,427
40,810	Occidental Petroleum Corporation	3,148,491
35,481	Schlumberger, Ltd.	1,963,519
24,200	Ultra Petroleum Corporation[a]	1,070,850
28,020	Valero Energy Corporation	503,800
36,100	Weatherford International, Ltd.[a]	474,354

	Total Energy	22,600,680

Financials (1.1%)
19,487	Affiliated Managers Group, Inc.[a]	1,184,225
20,168	Ameriprise Financial, Inc.	728,670
77,275	Bank of America Corporation	1,110,442
31,960	Bank of New York Mellon Corporation	789,092
23,370	Capital One Financial Corporation	941,811
730,160	Citigroup, Inc.[a]	2,745,402
10,300	Comerica, Inc.	379,349
123,689	Duke Realty Corporation	1,403,870
10,700	Endurance Specialty Holdings, Ltd.	401,571
24,043	Equity One, Inc.	375,071
48,247	Fifth Third Bancorp	592,956
5,858	Goldman Sachs Group, Inc.	768,980
8,815	Hanover Insurance Group, Inc.	383,452
50,750	Hartford Financial Services Group, Inc.	1,123,097
39,763	HCC Insurance Holdings, Inc.	984,532
58,900	Healthcare Realty Trust, Inc.	1,294,033
34,846	Host Hotels & Resorts, Inc.	469,724
12,766	IntercontinentalExchange, Inc.[a]	1,442,941
26,079	J.P. Morgan Chase & Company	954,752
49,700	KeyCorp	382,193
9,807	Lazard, Ltd.	261,945
31,134	Morgan Stanley	722,620
26,503	New York Community Bancorp, Inc.	404,701
21,190	Northern Trust Corporation	989,573
130,559	Ocwen Financial Corporation[a]	1,330,396
38,000	Potlatch Corporation	1,357,740
18,292	Principal Financial Group, Inc.	428,764
19,320	Prudential Financial, Inc.	1,036,711
15,000	SunTrust Banks, Inc.	349,500
76,300	Texas Capital Bancshares, Inc.[a]	1,251,320
31,534	W.R. Berkley Corporation	834,390
78,993	Washington Federal, Inc.	1,278,107
44,820	Wells Fargo & Company	1,147,392
78,600	Zions Bancorporation	1,695,402

	Total Financials	31,544,724

Health Care (1.0%)
89,800	Align Technology, Inc.[a]	1,335,326
4,251	Beckman Coulter, Inc.	256,293
23,861	C.R. Bard, Inc.	1,849,943
32,424	Celgene Corporation[a]	1,647,788
17,913	Community Health Systems, Inc.[a]	605,639
25,340	Coventry Health Care, Inc.[a]	448,011
11,710	Covidien, Ltd.	470,508
19,669	Gilead Sciences, Inc.[a]	674,253
18,426	Hologic, Inc.[a]	256,674
50,913	ICON plc ADR[a]	1,470,877
8,620	Johnson & Johnson	509,097
200,260	King Pharmaceuticals, Inc.[a]	1,519,973
27,287	Medco Health Solutions, Inc.[a]	1,502,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (7.4%)	Value
Health Care (1.0%) - continued
13,120	Medtronic, Inc.	$475,862
37,600	NuVasive, Inc.[a]	1,333,296
46,500	STERIS Corporation	1,445,220
41,100	Teva Pharmaceutical Industries, Ltd. ADR	2,136,789
41,697	Thermo Fisher Scientific, Inc.[a]	2,045,238
33,631	United Therapeutics Corporation[a]	1,641,529
90,554	UnitedHealth Group, Inc.	2,571,734
6,310	Varian Medical Systems, Inc.[a]	329,887
12,839	Vertex Pharmaceuticals, Inc.[a]	422,403
50,550	Zimmer Holdings, Inc.[a]	2,732,227

	Total Health Care	27,681,535

Industrials (1.0%)
7,484	3M Company	591,161
3,970	Avery Dennison Corporation	127,556
7,580	Boeing Company	475,645
8,710	Caterpillar, Inc.	523,210
24,700	Cooper Industries plc	1,086,800
42,277	CSX Corporation	2,098,208
37,857	Dover Corporation	1,582,044
7,915	Eaton Corporation	517,958
16,550	Emerson Electric Company	723,070
7,150	FedEx Corporation	501,286
10,660	Fluor Corporation	453,050
41,800	FTI Consulting, Inc.[a]	1,822,062
43,130	General Electric Company	621,935
12,522	Honeywell International, Inc.	488,734
11,740	Illinois Tool Works, Inc.	484,627
23,210	Ingersoll-Rand plc	800,513
176,971	Manitowoc Company, Inc.	1,617,515
7,008	Navistar International Corporation[a]	344,794
47,715	Old Dominion Freight Line, Inc.[a]	1,676,705
72,558	Oshkosh Corporation[a]	2,260,907
6,831	Parker Hannifin Corporation	378,847
4,314	Precision Castparts Corporation	443,997
14,459	Roper Industries, Inc.	809,126
65,800	Shaw Group, Inc.[a]	2,251,676
16,300	Siemens AG ADR	1,459,339
14,820	Spirit Aerosystems Holdings, Inc.[a]	282,469
10,709	SPX Corporation	565,542
38,675	Teledyne Technologies, Inc.[a]	1,492,081
13,220	Textron, Inc.	224,343
8,087	United Technologies Corporation	524,927
27,344	Werner Enterprises, Inc.	598,560

	Total Industrials	27,828,687

Information Technology (1.8%)
45,000	Adobe Systems, Inc.[a]	1,189,350
53,100	ADTRAN, Inc.	1,448,037
30,600	Analog Devices, Inc.	852,516
16,805	Apple, Inc.[a]	4,226,962
543,363	Atmel Corporation[a]	2,608,142
142,781	Cisco Systems, Inc.[a]	3,042,663
110,500	Cogent, Inc.[a]	995,605
82,400	CommVault Systems, Inc.[a]	1,854,000
298,060	Compuware Corporation[a]	2,378,519
37,450	Corning, Inc.	604,817
17,974	eBay, Inc.[a]	352,470
43,700	EMC Corporation[a]	799,710
6,150	F5 Networks, Inc.[a]	421,706
89,823	FormFactor, Inc.[a]	970,088
8,208	Google, Inc.[a]	3,652,150
51,860	Hewlett-Packard Company	2,244,501
81,239	Intel Corporation	1,580,099
7,571	International Business Machines Corporation	934,867
31,900	JDS Uniphase Corporation[a]	313,896
15,424	Juniper Networks, Inc.[a]	351,976
14,400	KLA-Tencor Corporation	401,472
21,400	Lam Research Corporation[a]	814,484
10,000	MasterCard, Inc.	1,995,300
20,143	Maxim Integrated Products, Inc.	336,992
14,550	McAfee, Inc.[a]	446,976
134,900	Micron Technology, Inc.[a]	1,145,301
118,890	Microsoft Corporation	2,735,659
3,000	Netflix, Inc.[a]	325,950
13,555	Novellus Systems, Inc.[a]	343,755
105,003	Oracle Corporation	2,253,364
13,700	Paychex, Inc.	355,789
66,441	Polycom, Inc.[a]	1,979,277
64,305	Teradyne, Inc.[a]	626,974
200,300	TIBCO Software, Inc.[a]	2,415,618
24,321	Tyco Electronics, Ltd.	617,267
49,500	ValueClick, Inc.[a]	529,155
22,400	VeriFone Systems, Inc.[a]	424,032
12,900	Visa, Inc.	912,675
29,760	Vishay Intertechnology, Inc.[a]	230,342
108,790	Xerox Corporation	874,672
15,388	Xilinx, Inc.	388,701

	Total Information Technology	50,975,829

Materials (0.2%)
15,004	Albemarle Corporation	595,809
10,020	Allegheny Technologies, Inc.	442,784
6,951	Ball Corporation	367,221
13,900	CF Industries Holdings, Inc.	881,955
43,004	E.I. du Pont de Nemours and Company	1,487,509
25,024	Freeport-McMoRan Copper & Gold, Inc.	1,479,669
22,325	Owens-Illinois, Inc.[a]	590,496
10,022	Silgan Holdings, Inc.	284,424
23,930	Steel Dynamics, Inc.	315,637
27,900	Temple-Inland, Inc.	576,693

	Total Materials	7,022,197

Telecommunications Services (<0.1%)
8,590	Telephone and Data Systems, Inc.	261,050

	Total Telecommunications Services	261,050

Utilities (0.1%)
8,304	Alliant Energy Corporation	263,569
42,720	American Electric Power Company, Inc.	1,379,856
12,119	DPL, Inc.	289,644
2,044	Entergy Corporation	146,391
2,820	FirstEnergy Corporation	99,349
24,373	NV Energy, Inc.	287,845

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (7.4%)	Value
Utilities (0.1%) - continued
16,480	Portland General Electric Company	$302,078
37,938	Southwest Gas Corporation	1,119,171
9,742	UGI Corporation	247,837

	Total Utilities	4,135,740

	Total Common Stock (cost $229,327,807)	212,312,152

Principal Amount	Short-Term Investments (5.1%)[g]	Value
	Bank of America Repurchase Agreement
28,425,000	0.010%, 7/1/2010[h]	28,425,000
	Federal Home Loan Bank Discount Notes
10,000,000	0.140%, 7/2/2010	9,999,961
15,000,000	0.090%, 7/7/2010	14,999,775
55,000,000	0.081%, 7/9/2010	54,999,011
10,000,000	0.070%, 7/14/2010	9,999,747
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.130%, 7/2/2010	9,999,964
9,500,000	0.080%, 7/23/2010	9,499,536
	Federal National Mortgage Association Discount Notes
9,050,000	0.177%, 7/7/2010[f]	9,049,735

	Total Short-Term Investments (at amortized cost)	146,972,729

	Total Investments (cost $3,278,456,581) 101.2%	$2,904,268,461

	Other Assets and Liabilities, Net (1.2%)	(35,500,277)

	Total Net Assets 100.0%	$2,868,768,184

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $22,757,160 or 0.8% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security was earmarked to cover written options.
f	At June 30, 2010, $16,227,914 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
h	Repurchase agreement dated June 30, 2010, $28,425,008 maturing July 1, 2010, collateralized by $28,993,618 U.S. Treasury Notes, 3.125% due April 30, 2013.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,552,764
Gross unrealized depreciation	(400,740,884)

Net unrealized appreciation (depreciation)	$(374,188,120)

Cost for federal income tax purposes	$3,278,456,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Moderate Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,192,572,232	1,192,572,232	—	—
Fixed Income Mutual Funds	1,055,718,793	1,055,718,793	—	—
Long-Term Fixed Income
Asset-Backed Securities	9,510,547	—	9,510,547	—
Basic Materials	9,978,225	—	9,978,225	—
Capital Goods	2,938,775	—	2,938,775	—
Collateralized Mortgage Obligations	42,232,912	—	42,232,912	—
Commercial Mortgage-Backed Securities	63,206,017	—	63,206,017	—
Communications Services	11,491,994	—	11,491,994	—
Consumer Cyclical	12,864,577	—	12,864,577	—
Consumer Non-Cyclical	5,719,662	—	5,719,662	—
Energy	5,747,532	—	5,747,532	—
Financials	6,455,094	—	6,455,094	—
Foreign Government	2,136,127	—	2,136,127	—
Mortgage-Backed Securities	37,464,553	—	37,464,553	—
Technology	2,803,500	—	2,803,500	—
U.S. Government and Agencies	81,278,323	—	80,816,412	461,911
Utilities	2,864,717	—	2,864,717	—
Common Stock
Consumer Discretionary	29,927,279	29,927,279	—	—
Consumer Staples	10,334,431	10,334,431	—	—
Energy	22,600,680	22,600,680	—	—
Financials	31,544,724	31,544,724	—	—
Health Care	27,681,535	27,681,535	—	—
Industrials	27,828,687	27,828,687	—	—
Information Technology	50,975,829	50,975,829	—	—
Materials	7,022,197	7,022,197	—	—
Telecommunications Services	261,050	261,050	—	—
Utilities	4,135,740	4,135,740	—	—
Short-Term Investments	146,972,729	—	146,972,729	—

Total	$2,904,268,461	$2,460,603,177	$443,203,373	$461,911

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	205,774	205,774	—	—

Total Asset Derivatives	$205,774	$205,774	$—	$—

Liability Derivatives
Futures Contracts	4,258,574	4,258,574	—	—
Call Options Written	238,875	—	—	238,875
Total Rate of Return Swaps	37,128	—	37,128	—

Total Liability Derivatives	$4,534,577	$4,258,574	$37,128	$238,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Moderate Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
U.S. Government and Agencies	—	1,025	—	3,670	457,216	—	—	461,911

Total	$—	$1,025	$—	$3,670	$457,216	$—	$—	$461,911

Other Financial Instruments
Liability Derivatives
Call Options Written	—	—	—	238,875	—	—	—	238,875

Total	$—	$—	$—	$238,875	$—	$—	$—	$238,875

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	215	September 2010	$15,223,666	$14,138,400	($1,085,266)
Russell 2000 Index Mini-Futures	(455)	September 2010	(27,860,674)	(27,654,900)	205,774
S&P 500 Index Futures	449	September 2010	118,409,158	115,235,850	(3,173,308)
Total Futures Contracts					($4,052,800)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30-Yr. Pass Through	31	$102.36	July 2010	($404,625)	($238,875)
Total Call Options Written				($404,625)	($238,875)

Total Rate of Return Swaps and Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
S&P 100 Total Return	Value of	1 Month	9/1/2010	$974,154	N/A	$937,026	($37,128)
Equity Index Swap,	Index + gross	LIBOR + 10
BNP Paribas	Dividends	bps
Total Rate of Return Swaps				$974,154		$937,026	($37,128)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	205,774
Total Equity Contracts		205,774

Total Asset Derivatives		$205,774

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,258,574
Total Return Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	37,128
Total Equity Contracts		4,295,702
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	238,875
Total Interest Rate Contracts		238,875

Total Liability Derivatives		$4,534,577

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	9,944,997
Total Return Swaps	Net realized gains/(losses) on Swap agreements	(24,290)
Total Equity Contracts		9,920,707
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,606,127)
Total Credit Contracts		(1,606,127)

Total		$8,314,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(8,735,647)
Total Return Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(37,128)
Total Equity Contracts		(8,772,775)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option Contracts	(238,875)
Total Interest Rate Contracts		(238,875)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,870,736
Total Credit Contracts		1,870,736

Total		($7,140,914)

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$166,618,152	5.8%	$184,812	<0.1%	8
Credit Contracts	N/A	N/A	15,419,266	0.5	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Real Estate Securities	$74,232,873	$3,628,047	$30,521	6,680,212	$82,169,286	$—
Partner Small Cap Growth	43,206,268	1,814,023	15,261	4,491,902	43,855,785	—
Partner Small Cap Value	68,298,602	2,881,921	22,891	4,565,830	69,400,623	160,886
Small Cap Stock	35,697,044	2,660,484	1,946,912	3,596,908	34,800,444	15,428
Mid Cap Growth II	21,070,311	1,145,986	7,630	2,633,592	21,414,526	—
Partner Mid Cap Value	59,064,656	3,865,318	30,521	5,816,354	60,620,366	237,271
Mid Cap Stock	109,944,779	5,375,966	1,893,825	11,577,066	109,108,055	85,853
Partner Worldwide Allocation	84,392,265	39,892,457	64,409	15,885,792	114,029,804	8,317
Partner International Stock	172,123,931	74,060	27,155	17,231,420	150,189,060	74,060
Large Cap Growth II	139,164,862	9,988,760	4,893,825	19,753,573	123,953,673	181,433
Large Cap Value	234,271,133	10,039,055	83,933	25,315,666	222,008,266	61,927
Large Cap Stock	154,405,740	4,435,421	4,911,521	19,928,807	139,364,139	26,994
Equity Income Plus	21,869,980	934,237	7,630	2,883,647	21,658,205	27,225
High Yield	132,591,457	21,097,720	126,849	33,641,660	152,231,874	5,980,361
Income	445,825,251	40,778,792	63,641,526	45,187,757	438,063,670	11,606,936
Limited Maturity Bond	423,125,775	40,341,156	2,912,753	47,836,297	465,423,249	7,559,841
Total Value and Income Earned	2,219,284,927				2,248,291,025	26,026,530

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Mutual Funds (76.0%)	Value
Equity Mutual Funds (24.4%)
1,928,042	Thrivent Real Estate Securities Portfolio	$23,715,683
1,253,516	Thrivent Partner Small Cap Value Portfolio	19,053,449
1,614,844	Thrivent Small Cap Stock Portfolio	15,623,777
2,119,789	Thrivent Partner Mid Cap Value Portfolio	22,093,285
2,915,499	Thrivent Mid Cap Stock Portfolio	27,477,120
5,518,412	Thrivent Partner Worldwide Allocation Portfolio	39,611,715
3,725,745	Thrivent Partner International Stock Portfolio	32,473,592
4,842,556	Thrivent Large Cap Growth Portfolio II	30,387,039
7,367,157	Thrivent Large Cap Value Portfolio	64,607,016
2,707,449	Thrivent Large Cap Stock Portfolio	18,933,463
1,142,786	Thrivent Equity Income Plus Portfolio	8,583,127

	Total Equity Mutual Funds	302,559,266

Fixed Income Mutual Funds (51.6%)
14,164,883	Thrivent High Yield Portfolio	64,097,512
17,612,031	Thrivent Income Portfolio	170,736,311
41,549,161	Thrivent Limited Maturity Bond Portfolio	404,252,561

	Total Fixed Income Mutual Funds	639,086,384

	Total Mutual Funds (cost $1,032,975,508)	941,645,650

Principal Amount	Long-Term Fixed Income (11.4%)	Value
Asset-Backed Securities (0.7%)
	GSAMP Trust
2,677,697	0.527%, 7/26/2010[a]	2,117,777
	J.P. Morgan Mortgage Trust
7,500,000	5.461%, 10/25/2036	5,198,812
	Renaissance Home Equity Loan Trust
3,500,000	6.011%, 5/25/2036	2,017,866

	Total Asset-Backed Securities	9,334,455

Basic Materials (0.3%)
	Arch Coal, Inc.
570,000	8.750%, 8/1/2016[b]	594,225
	CF Industries, Inc.
570,000	7.125%, 5/1/2020	584,250
	CONSOL Energy, Inc.
570,000	8.000%, 4/1/2017[b]	588,525
	Domtar Corporation
480,000	10.750%, 6/1/2017	576,000
	FMG Finance, Pty., Ltd.
510,000	10.625%, 9/1/2016[b]	561,000
	Georgia-Pacific Corporation
540,000	8.000%, 1/15/2024	572,400
	Lyondell Chemical Company
540,000	11.000%, 5/1/2018	579,150

	Total Basic Materials	4,055,550

Capital Goods (0.1%)
	Case New Holland, Inc.
630,000	7.875%, 12/1/2017[b]	634,725
	Owens-Illinois, Inc.
570,000	7.800%, 5/15/2018	593,513

	Total Capital Goods	1,228,238

Collateralized Mortgage Obligations (1.3%)
	Citigroup Mortgage Loan Trust, Inc.
1,138,570	5.500%, 11/25/2035	871,297
	Citimortgage Alternative Loan Trust
3,584,993	5.750%, 4/25/2037	2,787,393
	Countrywide Alternative Loan Trust
746,126	6.000%, 1/25/2037	497,660
	Countrywide Home Loans
2,903,857	5.750%, 4/25/2037	2,317,118
	Deutsche Alt-A Securities, Inc.
888,521	5.500%, 10/25/2021	755,296
1,493,969	6.000%, 10/25/2021	1,184,452
	HomeBanc Mortgage Trust
890,848	5.958%, 4/25/2037	577,183
	J.P. Morgan Mortgage Trust
575,145	5.933%, 10/25/2036	504,309
	MASTR Alternative Loans Trust
844,573	6.500%, 7/25/2034	852,550
	Merrill Lynch Alternative Note Asset Trust
878,073	6.000%, 3/25/2037	662,501
	Sequoia Mortgage Trust
964,591	5.713%, 9/20/2046	353,838
	WaMu Mortgage Pass Through Certificates
1,889,186	5.923%, 9/25/2036	1,652,322
1,666,738	6.020%, 10/25/2036	1,477,343
1,795,371	5.570%, 11/25/2036	1,568,880

	Total Collateralized Mortgage Obligations	16,062,142

Commercial Mortgage-Backed Securities (3.7%)
	Banc of America Commercial Mortgage, Inc.
5,300,000	5.356%, 10/10/2045	5,305,925
6,000,000	5.658%, 6/10/2049	5,797,920
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	1,959,536
3,150,000	5.694%, 6/11/2050	3,188,644
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,651,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (11.4%)	Value
Commercial Mortgage-Backed Securities (3.7%) - continued
	Citigroup/Deutsche Bank Commercial Mortgage Pass- Through Certificates
$5,300,000	5.617%, 10/15/2048	$5,428,271
	Credit Suisse Mortgage Capital Certificates
2,900,000	5.467%, 9/15/2039	2,850,045
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
220,000	3.342%, 12/25/2019	224,894
	Government National Mortgage Association
218,869	3.214%, 1/16/2040	225,394
	Greenwich Capital Commercial Funding Corporation
1,710,000	5.867%, 12/10/2049	1,357,704
	GS Mortgage Securities Corporation II
6,549,700	4.761%, 7/10/2039	6,652,445
	J.P. Morgan Chase Commercial
	Mortgage Securities Corporation
5,100,000	5.814%, 6/12/2043	5,292,061
3,500,000	5.336%, 5/15/2047	3,459,211
	LB-UBS Commercial Mortgage
	Trust
2,750,000	5.866%, 9/15/2045	2,770,521

	Total Commercial Mortgage-Backed Securities	46,163,703

Communications Services (0.3%)
	Clear Channel Worldwide Holdings, Inc.
500,000	9.250%, 12/15/2017[b]	502,500
	Cricket Communications, Inc.
570,000	9.375%, 11/1/2014	578,550
	DISH DBS Corporation
600,000	7.125%, 2/1/2016	601,500
	Intelsat Jackson Holdings, Ltd.
505,000	8.500%, 11/1/2019[b]	510,050
	New Communications Holdings, Inc.
535,000	8.250%, 4/15/2017[b]	537,006
	Qwest Communications International, Inc.
600,000	7.500%, 2/15/2014	601,500
	Virgin Media Finance plc
570,000	8.375%, 10/15/2019	577,125
	Wind Acquisition Holdings Finance SPA
570,000	12.250%, 7/15/2017[b]	518,700

	Total Communications Services	4,426,931

Consumer Cyclical (0.4%)
	Goodyear Tire & Rubber Company
480,000	10.500%, 5/15/2016	522,000
	KB Home
533,000	6.250%, 6/15/2015	474,370
	Macy’s Retail Holdings, Inc.
510,000	8.375%, 7/15/2015	562,275
	MGM Resorts International
510,000	11.125%, 11/15/2017	562,275
	Pinnacle Entertainment, Inc.
600,000	8.625%, 8/1/2017[b]	618,000
	QVC, Inc.
535,000	7.125%, 4/15/2017[b]	524,300
	Starwood Hotels & Resorts Worldwide, Inc.
600,000	6.750%, 5/15/2018	600,000
	Toys R Us Property Company I, LLC
510,000	10.750%, 7/15/2017[b]	557,175
	WMG Acquisition Corporation
500,000	9.500%, 6/15/2016	532,500

	Total Consumer Cyclical	4,952,895

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
500,000	10.375%, 10/15/2017	537,500
	Community Health Systems, Inc.
570,000	8.875%, 7/15/2015	587,813
	HCA, Inc.
540,000	9.625%, 11/15/2016	577,800
	JBS USA, LLC/JBS USA Finance,Inc.
510,000	11.625%, 5/1/2014	571,837

	Total Consumer Non-Cyclical	2,274,950

Energy (0.2%)
	Forest Oil Corporation
600,000	7.250%, 6/15/2019	579,000
	Petrohawk Energy Corporation
570,000	7.875%, 6/1/2015	571,425
	Pioneer Natural Resources Company
505,000	7.500%, 1/15/2020	520,451
	Plains Exploration & Production Company
600,000	7.625%, 6/1/2018	586,500

	Total Energy	2,257,376

Financials (0.2%)
	Achmea Hypotheekbank NV
220,000	3.200%, 11/3/2014[b]	227,295
	Canadian Imperial Bank of Commerce
220,000	2.600%, 7/2/2015[b,c]	221,199
	CIE Financement Foncier
225,000	2.125%, 4/22/2013[b]	227,178
	CIT Group, Inc.
532,740	7.000%, 5/1/2017	479,466
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[b]	226,719
	Icahn Enterprises, LP
535,000	8.000%, 1/15/2018[b]	518,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (11.4%)	Value
Financials (0.2%) - continued
	International Bank for Reconstruction & Development
$225,000	2.375%, 5/26/2015	$228,765
	Royal Bank of Canada
215,000	3.125%, 4/14/2015[b]	223,018

	Total Financials	2,352,590

Foreign Government (0.1%)
	British Columbia Government Notes
225,000	2.850%, 6/15/2015	232,398
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[b]	229,032
	Kreditanstalt fuer Wiederaufbau
120,000	1.250%, 6/15/2012	120,181
	Manitoba Government Notes
225,000	2.625%, 7/15/2015	228,826

	Total Foreign Government	810,437

Mortgage-Backed Securities (1.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	6.000%, 7/1/2040[c]	949,648
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
450,000	5.000%, 7/1/2025[c]	480,094
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
12,875,000	4.500%, 7/1/2040[c,d]	13,343,727

	Total Mortgage-Backed Securities	14,773,469

Technology (0.1%)
	Freescale Semiconductor, Inc.
570,000	9.250%, 4/15/2018[b]	562,875
	Iron Mountain, Inc.
570,000	8.000%, 6/15/2020	578,550

	Total Technology	1,141,425

U.S. Government and Agencies (2.5%)
	FDIC Structured Sale Guaranteed Notes
90,000	Zero Coupon, 1/7/2012[b]	88,674
90,000	Zero Coupon, 1/7/2014[b]	84,542
	Federal Home Loan Banks
870,000	5.375%, 5/18/2016	1,014,968
1,300,000	5.000%, 11/17/2017	1,483,479
	Federal Home Loan Mortgage Corporation
1,575,000	1.125%, 7/27/2012	1,586,134
430,000	2.500%, 1/7/2014	445,855
595,000	4.875%, 6/13/2018	673,453
315,000	3.750%, 3/27/2019	328,647
	Federal National Mortgage Association
710,000	2.000%, 4/15/2013	717,139
545,000	4.375%, 10/15/2015	602,768
255,000	6.250%, 5/15/2029	315,512
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	221,098
	U.S. Treasury Bonds
375,000	4.625%, 2/15/2040	421,523
	U.S. Treasury Bonds, TIPS
65,558	2.125%, 2/15/2040	71,832
	U.S. Treasury Notes
4,000,000	0.875%, 12/31/2010[e]	4,012,500
260,000	1.125%, 6/15/2013	261,035
1,745,000	1.750%, 1/31/2014	1,773,084
840,000	2.500%, 3/31/2015	870,450
5,150,000	2.500%, 4/30/2015	5,333,067
650,000	2.625%, 2/29/2016	668,738
1,550,000	3.250%, 3/31/2017	1,633,313
1,350,000	3.625%, 2/15/2020	1,426,359
2,575,000	3.500%, 5/15/2020	2,694,892
455,000	7.625%, 2/15/2025	668,423
1,275,000	4.375%, 5/15/2040	1,378,989
	U.S. Treasury Notes, TIPS
282,371	3.375%, 1/15/2012	297,681
314,568	0.625%, 4/15/2013	321,031
353,940	2.000%, 1/15/2014	377,057
296,834	1.625%, 1/15/2015	313,346
259,068	2.500%, 7/15/2016	288,294
331,323	2.625%, 7/15/2017	373,748
277,225	1.375%, 1/15/2020	283,874
75,173	2.375%, 1/15/2025	83,389

	Total U.S. Government and Agencies	31,114,894

Utilities (0.1%)
	El Paso Corporation
570,000	7.000%, 6/15/2017	566,790
	NRG Energy, Inc.
600,000	7.375%, 2/1/2016	597,000

	Total Utilities	1,163,790

	Total Long-Term Fixed Income (cost $134,709,083)	142,112,845

Shares	Common Stock (7.4%)
Consumer Discretionary (1.0%)
17,100	Aeropostale, Inc.[f]	489,744
4,344	Amazon.com, Inc.[f]	474,625
3,609	Autoliv, Inc.[f]	172,691
16,600	Carnival Corporation	501,984
15,796	Carter’s, Inc.[f]	414,645
43,351	Chico’s FAS, Inc.	428,308
20,750	Comcast Corporation	360,428
28,580	Cooper Tire & Rubber Company	557,310
39,760	Dana Holding Corporation[f]	397,600
3,102	Dollar Tree, Inc.[f]	129,136
29,200	Domino’s Pizza, Inc.[f]	329,960
31,700	Foot Locker, Inc.	400,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (7.4%)	Value
Consumer Discretionary (1.0%) - continued
4,797	Harman International Industries, Inc.[f]	$143,382
60,065	International Game Technology	943,021
33,530	J.C. Penney Company, Inc.	720,224
21,037	Kohl’s Corporation[f]	999,257
25,420	Liberty Media Corporation - Interactive[f]	266,910
22,950	Lowe’s Companies, Inc.	468,639
17,966	Macy’s, Inc.	321,591
4,780	Omnicom Group, Inc.	163,954
1,854	Panera Bread Company[f]	139,588
10,930	Target Corporation	537,428
17,470	Time Warner Cable, Inc.	909,838
40,942	Walt Disney Company	1,289,673
9,200	Warnaco Group, Inc.[f]	332,488
59,978	Warner Music Group Corporation[f]	291,493
15,651	WMS Industries, Inc.[f]	614,302

	Total Consumer Discretionary	12,798,273

Consumer Staples (0.4%)
12,240	Avon Products, Inc.	324,360
28,800	Del Monte Foods Company	414,432
4,776	Flowers Foods, Inc.	116,677
39,446	Kraft Foods, Inc.	1,104,488
4,896	Kroger Company	96,402
14,641	PepsiCo, Inc.	892,369
27,208	Philip Morris International, Inc.	1,247,215
4,289	TreeHouse Foods, Inc.[f]	195,836
13,100	Wal-Mart Stores, Inc.	629,717

	Total Consumer Staples	5,021,496

Energy (0.8%)
6,661	Alpha Natural Resources, Inc.[f]	225,608
8,070	Anadarko Petroleum Corporation	291,246
13,100	Arch Coal, Inc.	259,511
19,630	Baker Hughes, Inc.	816,019
36,600	Complete Production Services, Inc.[f]	523,380
25,734	ConocoPhillips	1,263,282
12,800	Dresser-Rand Group, Inc.[f]	403,840
28,840	ENSCO International plc ADR	1,132,835
5,765	EOG Resources, Inc.	567,103
21,394	Forest Oil Corporation[f]	585,340
80,400	International Coal Group, Inc.[f]	309,540
25,500	James River Coal Company[f]	405,960
3,609	National Oilwell Varco, Inc.	119,350
20,390	Occidental Petroleum Corporation	1,573,089
15,750	Schlumberger, Ltd.	871,605
10,750	Ultra Petroleum Corporation[f]	475,688
19,330	Valero Energy Corporation	347,553
10,500	Weatherford International, Ltd.[f]	137,970

	Total Energy	10,308,919

Financials (1.1%)
6,215	Affiliated Managers Group, Inc.[f]	377,686
13,909	Ameriprise Financial, Inc.	502,532
53,153	Bank of America Corporation	763,809
21,990	Bank of New York Mellon Corporation	542,933
16,120	Capital One Financial Corporation	649,636
388,510	Citigroup, Inc.[f]	1,460,798
2,800	Comerica, Inc.	103,124
38,483	Duke Realty Corporation	436,782
2,800	Endurance Specialty Holdings, Ltd.	105,084
6,926	Equity One, Inc.	108,046
33,273	Fifth Third Bancorp	408,925
2,642	Goldman Sachs Group, Inc.	346,815
2,390	Hanover Insurance Group, Inc.	103,965
22,250	Hartford Financial Services Group, Inc.	492,393
11,618	HCC Insurance Holdings, Inc.	287,662
18,600	Healthcare Realty Trust, Inc.	408,642
10,098	Host Hotels & Resorts, Inc.	136,121
5,117	IntercontinentalExchange, Inc.[f]	578,375
17,935	J.P. Morgan Chase & Company	656,600
14,500	KeyCorp	111,505
2,588	Lazard, Ltd.	69,125
21,467	Morgan Stanley	498,249
7,701	New York Community Bancorp, Inc.	117,594
12,190	Northern Trust Corporation	569,273
41,264	Ocwen Financial Corporation[f]	420,480
12,000	Potlatch Corporation	428,760
12,586	Principal Financial Group, Inc.	295,016
13,290	Prudential Financial, Inc.	713,141
6,600	SunTrust Banks, Inc.	153,780
24,500	Texas Capital Bancshares, Inc.[f]	401,800
9,124	W.R. Berkley Corporation	241,421
24,997	Washington Federal, Inc.	404,451
30,840	Wells Fargo & Company	789,504
24,500	Zions Bancorporation	528,465

	Total Financials	14,212,492

Health Care (1.0%)
28,400	Align Technology, Inc.[f]	422,308
1,186	Beckman Coulter, Inc.	71,504
14,312	C.R. Bard, Inc.	1,109,609
14,392	Celgene Corporation[f]	731,401
5,204	Community Health Systems, Inc.[f]	175,947
7,283	Coventry Health Care, Inc.[f]	128,763
8,060	Covidien, Ltd.	323,851
8,746	Gilead Sciences, Inc.[f]	299,813
5,336	Hologic, Inc.[f]	74,331
16,165	ICON plc ADR[f]	467,007
5,930	Johnson & Johnson	350,226
62,256	King Pharmaceuticals, Inc.[f]	472,523
12,211	Medco Health Solutions, Inc.[f]	672,582
9,060	Medtronic, Inc.	328,606
11,900	NuVasive, Inc.[f]	421,974
14,700	STERIS Corporation	456,876
18,300	Teva Pharmaceutical Industries, Ltd. ADR	951,417
18,550	Thermo Fisher Scientific, Inc.[f]	909,878
10,309	United Therapeutics Corporation[f]	503,182
50,967	UnitedHealth Group, Inc.	1,447,463
1,689	Varian Medical Systems, Inc.[f]	88,301
3,582	Vertex Pharmaceuticals, Inc.[f]	117,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (7.4%)	Value
Health Care (1.0%) - continued
27,100	Zimmer Holdings, Inc.[f]	$1,464,755

	Total Health Care	11,990,165

Industrials (1.0%)
5,167	3M Company	408,141
2,770	Avery Dennison Corporation	89,000
5,220	Boeing Company	327,555
5,990	Caterpillar, Inc.	359,819
10,950	Cooper Industries plc	481,800
18,951	CSX Corporation	940,538
16,865	Dover Corporation	704,788
5,463	Eaton Corporation	357,499
11,390	Emerson Electric Company	497,629
3,150	FedEx Corporation	220,847
7,340	Fluor Corporation	311,950
13,200	FTI Consulting, Inc.[f]	575,388
29,740	General Electric Company	428,851
8,641	Honeywell International, Inc.	337,258
8,090	Illinois Tool Works, Inc.	333,955
15,990	Ingersoll-Rand plc	551,495
54,732	Manitowoc Company, Inc.	500,251
1,988	Navistar International Corporation[f]	97,810
15,100	Old Dominion Freight Line, Inc.[f]	530,614
22,217	Oshkosh Corporation[f]	692,282
1,752	Parker Hannifin Corporation	97,166
1,147	Precision Castparts Corporation	118,049
4,003	Roper Industries, Inc.	224,008
20,400	Shaw Group, Inc.[f]	698,088
7,250	Siemens AG ADR	649,093
10,210	Spirit Aerosystems Holdings, Inc.[f]	194,603
2,817	SPX Corporation	148,766
12,090	Teledyne Technologies, Inc.[f]	466,432
9,120	Textron, Inc.	154,766
5,574	United Technologies Corporation	361,808
8,098	Werner Enterprises, Inc.	177,265

	Total Industrials	12,037,514

Information Technology (1.7%)
20,000	Adobe Systems, Inc.[f]	528,600
16,800	ADTRAN, Inc.	458,136
13,600	Analog Devices, Inc.	378,896
7,486	Apple, Inc.[f]	1,882,954
166,789	Atmel Corporation[f]	800,587
63,433	Cisco Systems, Inc.[f]	1,351,757
34,997	Cogent, Inc.[f]	315,323
26,000	CommVault Systems, Inc.[f]	585,000
91,955	Compuware Corporation[f]	733,801
16,550	Corning, Inc.	267,282
5,150	eBay, Inc.[f]	100,991
19,400	EMC Corporation[f]	355,020
1,686	F5 Networks, Inc.[f]	115,609
28,400	FormFactor, Inc.[f]	306,720
3,632	Google, Inc.[f]	1,616,058
25,450	Hewlett-Packard Company	1,101,476
36,120	Intel Corporation	702,534
5,216	International Business Machines Corporation	644,072
9,300	JDS Uniphase Corporation[f]	91,512
4,407	Juniper Networks, Inc.[f]	100,568
6,400	KLA-Tencor Corporation	178,432
9,500	Lam Research Corporation[f]	361,570
4,400	MasterCard, Inc.	877,932
5,870	Maxim Integrated Products, Inc.	98,205
6,550	McAfee, Inc.[f]	201,216
60,000	Micron Technology, Inc.[f]	509,400
58,210	Microsoft Corporation	1,339,412
900	Netflix, Inc.[f]	97,785
3,744	Novellus Systems, Inc.[f]	94,948
53,175	Oracle Corporation	1,141,135
3,800	Paychex, Inc.	98,686
20,288	Polycom, Inc.[f]	604,380
18,701	Teradyne, Inc.[f]	182,335
62,284	TIBCO Software, Inc.[f]	751,145
16,731	Tyco Electronics, Ltd.	424,633
14,300	ValueClick, Inc.[f]	152,867
6,400	VeriFone Systems, Inc.[f]	121,152
5,750	Visa, Inc.	406,813
9,445	Vishay Intertechnology, Inc.[f]	73,104
74,840	Xerox Corporation	601,714
4,211	Xilinx, Inc.	106,370

	Total Information Technology	20,860,130

Materials (0.3%)
4,158	Albemarle Corporation	165,114
6,900	Allegheny Technologies, Inc.	304,911
2,000	Ball Corporation	105,660
5,500	CF Industries Holdings, Inc.	348,975
29,582	E.I. du Pont de Nemours and Company	1,023,241
11,132	Freeport-McMoRan Copper & Gold, Inc.	658,235
6,364	Owens-Illinois, Inc.[f]	168,328
3,078	Silgan Holdings, Inc.	87,354
6,980	Steel Dynamics, Inc.	92,066
8,100	Temple-Inland, Inc.	167,427

	Total Materials	3,121,311

Telecommunications Services (<0.1%)
2,340	Telephone and Data Systems, Inc.	71,112

	Total Telecommunications Services	71,112

Utilities (0.1%)
2,215	Alliant Energy Corporation	70,304
29,390	American Electric Power Company, Inc.	949,297
3,434	DPL, Inc.	82,073
584	Entergy Corporation	41,826
806	FirstEnergy Corporation	28,395
7,092	NV Energy, Inc.	83,757
4,852	Portland General Electric Company	88,937
11,959	Southwest Gas Corporation	352,790
2,583	UGI Corporation	65,712

	Total Utilities	1,763,091

	Total Common Stock (cost $100,040,982)	92,184,503

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (6.2%)[g]	Value
	Bank of America Repurchase Agreement
29,510,000	0.010%, 7/1/2010[h]	$29,510,000
	Enterprise Funding Company, LLC
7,350,000	0.090%, 7/1/2010	7,350,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.140%, 7/2/2010	4,999,981
5,000,000	0.090%, 7/7/2010	4,999,925
10,000,000	0.070%, 7/9/2010	9,999,844
10,000,000	0.070%, 7/14/2010	9,999,747
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.130%, 7/2/2010	4,999,982
300,000	0.180%, 7/7/2010[e]	299,991
	Federal National Mortgage Association Discount Notes
4,100,000	0.169%, 7/7/2010[e]	4,099,884

	Total Short-Term Investments (at amortized cost)	76,259,354

	Total Investments (cost $1,343,984,927) 101.0%	$1,252,202,352

	Other Assets and Liabilities, Net (1.0%)	(12,906,870)

	Total Net Assets 100.0%	$1,239,295,482

a	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $8,755,688 or 0.7% of total net assets.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security was earmarked to cover written options.
e	At June 30, 2010, $5,062,470 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
h	Repurchase agreement dated June 30, 2010, $39,490,011 maturing July 1, 2010, collateralized by $40,280,052 U.S. Treasury Notes, 3.125% due April 30, 2013.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,935,325
Gross unrealized depreciation	(102,717,900)

Net unrealized appreciation (depreciation)	$(91,782,575)

Cost for federal income tax purposes	$1,343,984,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	302,559,266	302,559,266	—	—
Fixed Income Mutual Funds	639,086,384	639,086,384	—	—
Long-Term Fixed Income
Asset-Backed Securities	9,334,455	—	9,334,455	—
Basic Materials	4,055,550	—	4,055,550	—
Capital Goods	1,228,238	—	1,228,238	—
Collateralized Mortgage Obligations	16,062,142	—	16,062,142	—
Commercial Mortgage-Backed Securities	46,163,703	—	46,163,703	—
Communications Services	4,426,931	—	4,426,931	—
Consumer Cyclical	4,952,895	—	4,952,895	—
Consumer Non-Cyclical	2,274,950	—	2,274,950	—
Energy	2,257,376	—	2,257,376	—
Financials	2,352,590	—	2,352,590	—
Foreign Government	810,437	—	810,437	—
Mortgage-Backed Securities	14,773,469	—	14,773,469	—
Technology	1,141,425	—	1,141,425	—
U.S. Government and Agencies	31,114,894	—	30,941,678	173,216
Utilities	1,163,790	—	1,163,790	—
Common Stock
Consumer Discretionary	12,798,273	12,798,273	—	—
Consumer Staples	5,021,496	5,021,496	—	—
Energy	10,308,919	10,308,919	—	—
Financials	14,212,492	14,212,492	—	—
Health Care	11,990,165	11,990,165	—	—
Industrials	12,037,514	12,037,514	—	—
Information Technology	20,860,130	20,860,130	—	—
Materials	3,121,311	3,121,311	—	—
Telecommunications Services	71,112	71,112	—	—
Utilities	1,763,091	1,763,091	—	—
Short-Term Investments	76,259,354	—	76,259,354	—

Total	$1,252,202,352	$1,033,830,153	$218,198,983	$173,216

Other Financial Instruments
Asset Derivatives
Futures Contracts	189,627	189,627	—	—

Total Asset Derivatives	$189,627	$189,627	$—	$—

Liability Derivatives
Futures Contracts	1,450,835	1,450,835	—	—
Call Options Written	94,938	—	—	94,938

Total Liability Derivatives	$1,545,773	$1,450,835	$—	$94,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Moderately Conservative Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/ (Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income U.S. Government and Agencies	—	384	—	1,376	171,456	—	—	173,216

Total	$—	$384	$—	$1,376	$171,456	$—	$—	$173,219

Other Financial Instruments
Liability Derivatives Call Options Written	—	—	—	94,938	—	—	—	94,938

Total	$—	$—	$—	$94,938	$—	$—	$—	$94,938

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	48	September 2010	$3,398,772	$3,156,480	($242,292)
Russell 2000 Index Mini-Futures	(191)	September 2010	(11,695,360)	(11,608,980)	86,380
S&P 400 Index Mini-Futures	(101)	September 2010	(7,274,247)	(7,171,000)	103,247
S&P 500 Index Futures	171	September 2010	45,095,693	43,887,150	(1,208,543)
Total Futures Contracts					($1,261,208)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage Association Conventional 30- Yr. Pass Through	12	$102.36	July 2010	($160,813)	($94,938)
Total Call Options Written				($160,813)	($94,938)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	189,627
Total Equity Contracts		189,627

Total Asset Derivatives		$189,627

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,450,835
Total Equity Contracts		1,450,835
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	94,938
Total Interest Rate Contracts		94,938

Total Liability Derivatives		$1,545,773

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,040,530
Total Equity Contracts		2,040,530
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(477,133)
Total Credit Contracts		(477,133)

Total		$1,563,397

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,070,061)
Total Equity Contracts		(2,070,061)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(94,938)
Total Interest Rate Contracts		(94,938)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	555,798
Total Credit Contracts		555,798

Total		($1,609,201)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$56,584,546	4.8%	N/A	N/A	3
Credit Contracts	N/A	N/A	$4,584,106	0.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Real Estate Securities	$20,581,955	$1,893,408	$28,896	1,928,042	$23,715,683	$—
Partner Small Cap Value	18,563,033	990,874	14,448	1,253,516	19,053,449	44,170
Small Cap Stock	14,943,231	1,426,982	21,672	1,614,844	15,623,777	6,926
Partner Mid Cap Value	21,911,316	1,033,178	14,448	2,119,789	22,093,285	86,474
Mid Cap Stock	33,656,035	1,915,029	7,528,896	2,915,499	27,477,120	21,621
Partner Worldwide Allocation	32,456,561	10,789,705	57,793	5,518,412	39,611,715	2,889
Partner International Stock	37,209,802	16,013	—	3,725,745	32,473,592	16,013
Large Cap Growth II	33,851,497	2,999,672	1,483,294	4,842,556	30,387,039	44,478
Large Cap Value	66,870,534	4,278,190	65,017	7,367,157	64,607,016	18,021
Large Cap Stock	21,481,444	927,570	1,491,647	2,707,449	18,933,463	3,667
Equity Income Plus	8,557,906	484,141	7,224	1,142,786	8,583,127	10,789
High Yield	47,830,809	16,997,332	43,345	14,164,883	64,097,512	2,315,163
Income	131,353,189	34,937,371	108,361	17,612,031	170,736,311	3,851,756
Limited Maturity Bond	372,300,168	48,628,990	21,061,744	41,549,161	404,252,561	6,610,945
Total Value and Income Earned	861,567,480				941,645,650	13,032,914

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (100.0%)	Value
Communications Equipment (8.3%)
39,630	Calix, Inc.[a,b]	$406,604
47,870	Cisco Systems, Inc.[b]	1,020,110
27,693	QUALCOMM, Inc.	909,438

	Total Communications Equipment	2,336,152

Computers & Peripherals (12.0%)
8,656	Apple, Inc.[b]	2,177,243
31,980	NETAPP, Inc.[b]	1,193,174

	Total Computers & Peripherals	3,370,417

Consumer Discretionary (9.8%)
17,860	Coinstar, Inc.[a,b]	767,444
54,560	GameStop Corporation[a,b]	1,025,183
20,000	Lamar Advertising Company[b]	490,400
4,340	Netflix, Inc.[b]	471,541

	Total Consumer Discretionary	2,754,568

Electronic Equipment, Instruments & Components (7.5%)
19,370	Amphenol Corporation	760,854
13,970	Dolby Laboratories, Inc.[b]	875,779
14,900	DTS, Inc.[b]	489,763

	Total Electronic Equipment, Instruments & Components	2,126,396

Industrials (6.6%)
29,330	DigitalGlobe, Inc.[b]	771,379
48,080	Iron Mountain, Inc.	1,079,877

	Total Industrials	1,851,256

Internet Software & Services (6.2%)
9,140	Equinix, Inc.[a,b]	742,351
2,227	Google, Inc.[b]	990,903

	Total Internet Software & Services	1,733,254

IT Consulting & Services (8.4%)
12,550	Cognizant Technology Solutions Corporation[b]	628,253
36,230	Echo Global Logistics, Inc.[a,b]	442,368
18,340	Global Payments, Inc.	670,144
3,150	MasterCard, Inc.	628,519

	Total IT Consulting & Services	2,369,284

Materials (2.1%)
30,740	STR Holdings, Inc.[a,b]	577,912

	Total Materials	577,912

Semiconductors & Semiconductor Equipment (11.5%)
24,620	Altera Corporation	610,822
21,580	Broadcom Corporation	711,493
17,550	Cavium Networks, Inc.[b]	459,635
33,645	FormFactor, Inc.[b]	363,366
23,120	Linear Technology Corporation	642,967
18,090	Xilinx, Inc.	456,953

	Total Semiconductors & Semiconductor Equipment	3,245,236

Software (19.3%)
58,990	Activision Blizzard, Inc.	618,805
14,290	Citrix Systems, Inc.[b]	603,467
20,090	CommVault Systems, Inc.[b]	452,025
53,540	Microsoft Corporation	1,231,955
28,860	Motricity, Inc.[a,b]	253,968
35,200	Oracle Corporation	755,392
9,280	Salesforce.com, Inc.[b]	796,410
87,020	Sonic Solutions, Inc.[a,b]	726,617

	Total Software	5,438,639

Telecommunications Services (8.3%)
37,280	American Tower Corporation[b]	1,658,960
41,260	TW Telecom, Inc.[b]	688,216

	Total Telecommunications Services	2,347,176

	Total Common Stock (cost $23,693,174)	28,150,290

	Collateral Held for Securities Loaned (16.6%)
4,686,225	Thrivent Financial Securities Lending Trust	4,686,225

	Total Collateral Held for Securities Loaned (cost $4,686,225)	4,686,225

	Total Investments (cost $28,379,399) 116.6%	$32,836,515

	Other Assets and Liabilities, Net (16.6%)	(4,679,891)

	Total Net Assets 100.0%	$28,156,624

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,611,262
Gross unrealized depreciation	(1,154,146)

Net unrealized appreciation (depreciation)	$4,457,116

Cost for federal income tax purposes	$28,379,399

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Technology Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	2,336,152	2,336,152	—	—
Computers & Peripherals	3,370,417	3,370,417	—	—
Consumer Discretionary	2,754,568	2,754,568	—	—
Electronic Equipment, Instruments & Components	2,126,396	2,126,396	—	—
Industrials	1,851,256	1,851,256	—	—
Internet Software & Services	1,733,254	1,733,254	—	—
IT Consulting & Services	2,369,284	2,369,284	—	—
Materials	577,912	577,912	—	—
Semiconductors & Semiconductor Equipment	3,245,236	3,245,236	—	—
Software	5,438,639	5,438,639	—	—
Telecommunications Services	2,347,176	2,347,176	—	—
Collateral Held for Securities Loaned	4,686,225	4,686,225	—	—

Total	$32,836,515	$32,836,515	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$3,353,411	$19,334,986	$18,002,172	4,686,225	$4,686,225	$6,646
Total Value and Income Earned	3,353,411				4,686,225	6,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.5%)	Value
Biotechnology (29.5%)
5,900	Alexion Pharmaceuticals, Inc.[a]	$302,021
12,000	AMAG Pharmaceuticals, Inc.[a]	412,200
19,040	Amgen, Inc.[a]	1,001,504
16,043	BioMarin Pharmaceutical, Inc.[a]	304,175
13,400	Celgene Corporation[a]	680,988
15,100	Genzyme Corporation[a]	766,627
3,000	InterMune, Inc.[a]	28,050
11,740	Momenta Pharmaceuticals, Inc.[a]	143,933
12,600	Savient Pharmaceuticals, Inc.[a]	158,760
5,243	Targacept, Inc.[a]	101,347
11,480	United Therapeutics Corporation[a]	560,339

	Total Biotechnology	4,459,944

Health Care Equipment (13.9%)
15,289	Given Imaging, Ltd.[a]	238,814
1,200	Intuitive Surgical, Inc.[a]	378,744
14,000	St. Jude Medical, Inc.[a]	505,260
4,900	Stryker Corporation	245,294
13,282	Thoratec Corporation[a]	567,540
3,167	Varian Medical Systems, Inc.[a]	165,570

	Total Health Care Equipment	2,101,222

Health Care Supplies (2.1%)
21,487	Align Technology, Inc.[a]	319,512

	Total Health Care Supplies	319,512

Life Sciences Tools & Services (1.0%)
3,500	Illumina, Inc.[a]	152,355

	Total Life Sciences Tools & Services	152,355

Pharmaceuticals (53.0%)
21,400	Abbott Laboratories	1,001,092
6,592	Dr. Reddy’s Laboratories, Ltd. ADR	203,363
1,500	Egis plc	120,835
34,000	Hikma Pharmaceuticals plc	361,011
38,300	Merck & Company, Inc.	1,339,351
32,400	Mylan, Inc.[a]	552,096
4,900	Nichi-iko Pharmaceutical Company, Ltd.	182,441
24,400	Novartis AG	1,182,444
4,040	Novo Nordisk A/S ADR	327,321
38,600	Pfizer, Inc.	550,436
13,020	Pharmstandard GDR[a]	283,406
7,010	Roche Holding AG	964,823
2,100	Sawai Pharmaceutical Company, Ltd.	200,937
10,500	Teva Pharmaceutical Industries, Ltd. ADR	545,895
2,800	Towa Pharmaceutical Company, Ltd.	182,108

	Total Pharmaceuticals	7,997,559

	Total Common Stock (cost $14,235,955)	15,030,592

	Total Investments (cost $14,235,955) 99.5%	$15,030,592

	Other Assets and Liabilities, Net 0.5%	81,275

	Total Net Assets 100.0%	$15,111,867

a Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,220,000
Gross unrealized depreciation	(425,363)

Net unrealized appreciation (depreciation)	$794,637

Cost for federal income tax purposes	$14,235,955

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Healthcare Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	4,459,944	4,459,944	—	—
Health Care Equipment	2,101,222	2,101,222	—	—
Health Care Supplies	319,512	319,512	—	—
Life Sciences Tools & Services	152,355	152,355	—	—
Pharmaceuticals	7,997,559	4,802,960	3,194,599	—

Total	$15,030,592	$11,835,993	$3,194,599	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(2,790)
Total Foreign Exchange Contracts		(2,790)

Total		($2,790)

The following table presents Partner Healthcare Portfolio's average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange
Contracts	$15,685	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (84.6%)	Value
Coal & Consumable Fuels (1.9%)
1,010	Arch Coal, Inc.	$20,008
2,740	CONSOL Energy, Inc.	92,502
210	Patriot Coal Corporation[a]	2,468
7,080	Peabody Energy Corporation	277,040

	Total Coal & Consumable Fuels	392,018

Industrials (0.6%)
1,450	Aegean Marine Petroleum Network, Inc.	28,971
3,000	Saipem SPA	91,370

	Total Industrials	120,341

Integrated Oil & Gas (19.5%)
9,840	Chevron Corporation	667,742
4,500	Coastal Energy Company[a]	19,824
4,470	ConocoPhillips	219,432
520	Eni SPA ADR	19,006
9,642	Exxon Mobil Corporation	550,269
4,790	Hess Corporation	241,129
1,530	Husky Energy, Inc.	36,274
9,840	Marathon Oil Corporation	305,926
5,590	Murphy Oil Corporation	276,985
8,280	Occidental Petroleum Corporation	638,802
6,170	Petroleo Brasileiro SA ADR	211,754
18,952	Suncor Energy, Inc.	557,736
6,390	Total SA ADR	285,250

	Total Integrated Oil & Gas	4,030,129

Materials (9.4%)
200	Alcoa, Inc.	2,012
2,840	Aluminum Corporation of China, Ltd. ADR[a]	52,994
3,350	Barrick Gold Corporation	152,050
5,150	BHP Billiton, Ltd.	160,214
1,130	E.I. du Pont de Nemours and Company	39,087
22,360	Eldorado Gold Corporation	400,741
1,738	Fibria Celulose SA ADR[a]	25,722
2,480	First Quantum Minerals, Ltd.	124,745
5,300	Gammon Gold, Inc.[a]	28,974
8,830	Goldcorp, Inc.	386,592
4,300	HudBay Minerals, Inc.[a]	45,117
200	Intrepid Potash, Inc.[a]	3,914
3,400	Newcrest Mining, Ltd.	99,200
140	Newmont Mining Corporation	8,644
600	Praxair, Inc.	45,594
5,620	Southern Copper Corporation	149,155
8,640	Vale SA SP ADR	210,384

	Total Materials	1,935,139

Oil & Gas Drilling (7.0%)
2,780	Diamond Offshore Drilling, Inc.	172,888
6,390	Helmerich & Payne, Inc.	233,363
5,180	Nabors Industries, Ltd.[a]	91,271
10,640	Noble Corporation[a]	328,882
6,490	Pride International, Inc.[a]	144,987
480	Rowan Companies, Inc.[a]	10,531
136	Seahawk Drilling, Inc.[a]	1,322
9,890	Transocean, Ltd.[a]	458,204

	Total Oil & Gas Drilling	1,441,448

Oil & Gas Equipment & Services (13.3%)
2,090	Acergy SA ADR	30,911
7,636	Baker Hughes, Inc.	317,429
13,430	Cameron International Corporation[a]	436,744
7,180	Dresser-Rand Group, Inc.[a]	226,529
4,010	Dril-Quip, Inc.[a]	176,520
5,050	FMC Technologies, Inc.[a]	265,933
12,620	Halliburton Company	309,821
13,810	National Oilwell Varco, Inc.	456,697
4,510	Schlumberger, Ltd.	249,583
2,780	Smith International, Inc.	104,667
790	Technip SA ADR	45,701
1,390	Tesco Corporation[a]	17,069
1,560	Trican Well Service, Ltd.	19,973
6,850	Weatherford International, Ltd.[a]	90,009

	Total Oil & Gas Equipment & Services	2,747,586

Oil & Gas Exploration & Production(31.5%)
6,880	Anadarko Petroleum Corporation	248,299
8,830	Apache Corporation	743,398
3,000	Berry Petroleum Company	77,160
5,140	Cabot Oil & Gas Corporation	160,985
10,730	Canadian Natural Resources, Ltd.	356,088
1,460	Carrizo Oil & Gas, Inc.[a]	22,674
8,380	Cenovus Energy, Inc.	215,679
2,350	Cimarex Energy Company	168,213
1,430	CNOOC, Ltd. ADR	243,343
11,930	Crew Energy, Inc.[a]	168,988
2,010	Denbury Resources, Inc.[a]	29,426
8,420	Devon Energy Corporation	512,946
8,830	EnCana Corporation	267,405
9,650	EOG Resources, Inc.	949,271
2,100	Forest Oil Corporation[a]	57,456
1,200	Iteration Energy, Ltd.[a]	1,713
620	Mariner Energy, Inc.[a]	13,318
4,150	Newfield Exploration Company[a]	202,769
4,980	Nexen, Inc.	97,953
240	Niko Resources, Ltd.	22,320
4,930	Noble Energy, Inc.	297,427
2,130	Pan Orient Energy Corporation[a]	10,304
600	Paramount Resources, Ltd.[a]	10,472
2,197	PetroBakken Energy, Ltd.	43,709
2,350	Pioneer Natural Resources Company	139,707
8,830	Progress Energy Resources Corporation	102,599
8,090	Range Resources Corporation	324,813
4,640	Southwestern Energy Company[a]	179,290
37,900	Talisman Energy, Inc.	573,164
3,350	Whiting Petroleum Corporation[a]	262,707

	Total Oil & Gas Exploration & Production	6,503,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (84.6%)	Value
Oil & Gas Refining & Marketing (0.2%)
1,900	Valero Energy Corporation	$34,162

	Total Oil & Gas Refining & Marketing	34,162

Oil & Gas Storage & Transportation (0.2%)
1,720	Williams Companies, Inc.	31,442

	Total Oil & Gas Storage & Transportation	31,442

Utilities (1.0%)
5,450	EQT Corporation	196,963

	Total Utilities	196,963

	Total Common Stock (cost $19,948,443)	17,432,824

Principal Amount	Short-Term Investments (14.7%)[b]
	Federal Home Loan Bank Discount Notes
100,000	0.045%, 7/9/2010	99,999
1,000,000	0.070%, 7/14/2010	999,975
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.060%, 7/19/2010	999,970
	U.S. Treasury Bills
940,000	0.020%, 7/8/2010	939,996

	Total Short-Term Investments (at amortized cost)	3,039,940

	Total Investments (cost $22,988,383) 99.3%	$20,472,764

	Other Assets and Liabilities, Net 0.7%	142,752

	Total Net Assets 100.0%	$20,615,516

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$750,625
Gross unrealized depreciation	(3,266,244)

Net unrealized appreciation (depreciation)	$(2,515,619)

Cost for federal income tax purposes	$22,988,383

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Natural Resources Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	392,018	392,018	—	—
Industrials	120,341	28,971	91,370	—
Integrated Oil & Gas	4,030,129	3,416,295	613,834	—
Materials	1,935,139	537,506	1,397,633	—
Oil & Gas Drilling	1,441,448	1,441,448	—	—
Oil & Gas Equipment & Services	2,747,586	2,727,613	19,973	—
Oil & Gas Exploration & Production	6,503,596	4,633,202	1,870,394	—
Oil & Gas Refining & Marketing	34,162	34,162	—	—
Oil & Gas Storage & Transportation	31,442	31,442	—	—
Utilities	196,963	196,963	—	—
Short-Term Investments	3,039,940	—	3,039,940	—

Total	$20,472,764	$13,439,620	$7,033,144	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,086
Total Foreign Exchange Contracts		2,086

Total		$2,086

The following table presents Partner Natural Resources Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange
Contracts	$4,875	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.6%)	Value
Brazil (17.0%)
40,975	Banco Bradesco SA ADR	$649,864
12,900	Lojas Renner SA	353,124
15,000	Multiplan Empreendimentos Imobiliarios SA	267,175
23,500	Petroleo Brasileiro SA ADR	700,299
9,300	Souza Cruz SA	350,360
11,850	Ultrapar Participacoes SA	565,255
38,947	Vale SA SP PREF ADR	818,665

	Total Brazil	3,704,742

Chile (1.8%)
5,800	Banco Santander Chile SA ADR	389,122

	Total Chile	389,122

China (3.0%)
583,000	PetroChina Company, Ltd.	644,835

	Total China	644,835

Hong Kong (9.6%)
91,000	China Mobile, Ltd.	904,343
113,000	Hang Lung Group, Ltd.	608,974
44,500	Swire Pacific, Ltd., Class A	505,130
40,000	Swire Pacific, Ltd., Class B	84,956

	Total Hong Kong	2,103,403

Hungary (2.4%)
2,900	Richter Gedeon Nyrt	512,720

	Total Hungary	512,720

India (13.8%)
33,000	Bharti Airtel, Ltd.	185,791
5,500	GlaxoSmithKline
	Pharmaceuticals, Ltd.	257,592
2,200	Grasim Industries, Ltd.	86,572
4,350	Grasim Industries, Ltd. GDR	171,237
10,400	Hero Honda Motors, Ltd.	456,225
70,000	Hindustan Unilever, Ltd.	402,420
8,905	Housing Development Finance Corporation	561,191
4,000	ICICI Bank, Ltd.	73,157
5,000	ICICI Bank, Ltd. ADR	180,700
5,500	Infosys Technologies, Ltd.	328,147
3,900	Infosys Technologies, Ltd. ADR	233,649
2,200	Samruddhi Cement, Ltd.[a]	23,094
4,350	Samruddhi Cement, Ltd. ADR[a,b]	45,664

	Total India	3,005,439

Indonesia (2.8%)
114,000	PT Astra International Tbk	602,318

	Total Indonesia	602,318

Israel (1.9%)
6,200	Check Point Software Technologies, Ltd.[a]	182,776
4,450	Teva Pharmaceutical Industries, Ltd. ADR	231,356

	Total Israel	414,132

Luxembourg (1.9%)
12,100	Tenaris SA ADR	418,781

	Total Luxembourg	418,781

Malaysia (3.0%)
186,000	CIMB Group Holdings Berhad	400,468
66,500	Public Bank Berhad	244,925

	Total Malaysia	645,393

Mexico (7.5%)
14,200	Fomento Economico Mexicano SAB de CV ADR	612,730
5,800	Grupo Aeroportuario del Sureste SAB de CV ADR	264,132
136,000	Grupo Financiero Banorte SAB de CV ADR	515,267
99,300	Organizacion Soriana SAB de CVa	254,371

	Total Mexico	1,646,500

Philippines (2.4%)
840,000	Ayala Land, Inc.	236,838
285,000	Bank of the Philippine Islands	276,746

	Total Philippines	513,584

Poland (1.3%)
6,290	Bank Pekao SA	286,847

	Total Poland	286,847

Russia (2.8%)
11,900	LUKOIL ADR	609,924

	Total Russia	609,924

South Africa (5.1%)
44,025	Massmart Holdings, Ltd.	674,751
62,800	Truworths International, Ltd.	437,109

	Total South Africa	1,111,860

South Korea (5.5%)
1,300	Samsung Electronics Company,
	Ltd.	554,185
1,570	Samsung Electronics Company,
	Ltd. GDR[c]	333,753
740	Shinsegae Company, Ltd.	319,735

	Total South Korea	1,207,673

Taiwan (4.5%)
160,000	Taiwan Mobile Company, Ltd.	326,002
355,499	Taiwan Semiconductor
	Manufacturing Company, Ltd.	664,443

	Total Taiwan	990,445

Thailand (5.0%)
110,000	PTT Exploration & Production pcl	482,077
70,200	Siam Cement pcl	602,253

	Total Thailand	1,084,330

Turkey (4.1%)
119,833	Akbank TAS	573,971
11,660	BIM Birlesik Magazalar AS	323,154

	Total Turkey	897,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.6%)	Value
United Kingdom (2.2%)
19,950	Standard Chartered plc	$485,790

	Total United Kingdom	485,790

	Total Common Stock (cost $20,598,431)	21,274,963

Principal Amount	Short-Term Investments (1.2%)[d]
	U.S. Treasury Bills
270,000	0.020%, 7/8/2010	269,999

	Total Short-Term Investments (at amortized cost)	269,999

	Total Investments (cost $20,868,430) 98.8%	$21,544,962
	Other Assets and Liabilities, Net 1.2%	265,138

	Total Net Assets 100.0%	$21,810,100

a	Non-income producing security.
b	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $333,753 or 1.5% of total net assets.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,209,976
Gross unrealized depreciation	(1,533,444)

Net unrealized appreciation (depreciation)	$676,532
Cost for federal income tax purposes	$20,868,430

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Emerging Markets Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	2,422,882	—	2,422,882	—
Consumer Staples	2,363,415	612,730	1,750,685	—
Energy	3,421,171	1,729,004	1,692,167	—
Financials	5,483,860	1,219,686	4,264,174	—
Health Care	1,001,668	231,356	770,312	—
Industrials	2,050,213	264,132	1,740,417	45,664
Information Technology	2,296,953	750,178	1,546,775	—
Materials	818,665	818,665	—	—
Telecommunications Services	1,416,136	—	1,416,136	—
Short-Term Investments	269,999	—	269,999	—

Total	$21,544,962	$5,625,751	$15,873,547	$45,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Emerging Markets Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Common Stock
Industrials	—	—	—	(102,899)	148,563	—	—	45,664

Total	$—	$—	$—	($102,899)	$148,563	$—	$—	$45,664

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(4,728)
Total Foreign Exchange Contracts		(4,728)

Total		($4,728)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency
	forward contracts	(429)
Total Foreign Exchange Contracts		(429)

Total		($429)

The following table presents Partner Emerging Markets Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange
Contracts	$15,964	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.0%)	Value
Diversified REITS (7.0%)
39,352	Colonial Properties Trust	$571,784
7,200	Excel Trust, Inc.[a]	86,400
113,295	Liberty Property Trust[b]	3,268,561
16,500	PS Business Parks, Inc.	920,370
6,200	Retail Opportunity Investments Corporation	59,830
189,075	Vornado Realty Trust	13,793,021
32,920	Washington Real Estate Investment Trust	908,263

	Total Diversified REITS	19,608,229

Financials (4.1%)
128,600	iShares Dow Jones U.S. Real Estate
	Index Fund[b]	6,071,206
113,417	Vanguard REIT ETF[b]	5,272,756

	Total Financials	11,343,962

Hotels, Resorts & Cruise Lines (0.8%)
10,700	Gaylord Entertainment
	Company[a,b]	236,363
10,400	Marriott International, Inc.	311,376
43,721	Starwood Hotels & Resorts
	Worldwide, Inc.	1,811,361

	Total Hotels, Resorts & Cruise Lines	2,359,100

Industrial REITS (4.3%)
163,474	AMB Property Corporation	3,875,968
221,353	DCT Industrial Trust, Inc.	1,000,516
44,853	DuPont Fabros Technology, Inc.	1,101,590
27,000	EastGroup Properties, Inc.	960,660
23,950	First Potomac Realty Trust	344,161
461,285	ProLogis	4,672,817

	Total Industrial REITS	11,955,712

Mortgage REITS (0.5%)
25,213	Annaly Capital Management, Inc.	432,403
37,450	Chimera Investment Corporation	135,195
23,000	Cypress Sharpridge Investments, Inc.	291,180
13,350	Invesco Mortgage Capital, Inc.	267,133
25,000	MFA Mortgage Investments, Inc.	185,000

	Total Mortgage REITS	1,310,911

Office REITS (17.0%)
58,250	Alexandria Real Estate Equities, Inc.[b]	3,691,302
121,117	BioMed Realty Trust, Inc.	1,948,772
175,100	Boston Properties, Inc.	12,491,634
174,140	Brandywine Realty Trust	1,872,005
73,610	CommonWealth REIT	457,118
73,905	Corporate Office Properties Trust	2,790,653
131,575	Digital Realty Trust, Inc.[b]	7,589,246
132,000	Douglas Emmett, Inc.	1,877,040
199,500	Duke Realty Corporation	2,264,325
8,950	Government Properties Income Trust	228,404
68,300	Highwoods Properties, Inc.	1,896,008
67,061	Kilroy Realty Corporation	1,993,724
34,558	Lexington Realty Trust	207,694
84,475	Mack-Cali Realty Corporation	2,511,442
25,200	Piedmont Office Realty Trust, Inc.	471,996
92,099	SL Green Realty Corporation	5,069,129

	Total Office REITS	47,360,492

Real Estate Operating Companies (0.9%)
125,200	Brookfield Properties Corporation	1,757,808
63,940	Forest City Enterprises, Inc.[a,b]	723,801

	Total Real Estate Operating Companies	2,481,609

Residential REITS (16.6%)
84,300	American Campus Communities, Inc.	2,300,547
128,803	Apartment Investment & Management Company	2,494,914
28,400	Associated Estates Realty Corporation	367,780
98,840	AvalonBay Communities, Inc.	9,228,691
56,977	BRE Properties, Inc.	2,104,161
80,537	Camden Property Trust	3,289,936
36,000	Education Realty Trust, Inc.	217,080
49,015	Equity Lifestyle Properties, Inc.	2,363,993
303,850	Equity Residential	12,652,314
45,300	Essex Property Trust, Inc.	4,418,562
36,300	Home Properties, Inc.	1,636,041
31,412	Mid-America Apartment Communities, Inc.	1,616,776
47,076	Post Properties, Inc.	1,070,038
131,531	UDR, Inc.	2,516,188

	Total Residential REITS	46,277,021

Retail REITS (22.3%)
50,678	Acadia Realty Trust	852,404
6,350	Agree Realty Corporation	148,082
144,780	CBL & Associates Properties, Inc.	1,801,063
11,250	Cedar Shopping Centers, Inc.	67,725
120,460	Developers Diversified Realty Corporation	1,192,554
33,181	Equity One, Inc.	517,624
91,620	Federal Realty Investment Trust	6,438,137
20,300	General Growth Properties, Inc.	269,178
59,424	Glimcher Realty Trust	355,356
43,100	Inland Real Estate Corporation	341,352
336,200	Kimco Realty Corporation	4,518,528
60,100	Kite Realty Group Trust	251,218
145,742	Macerich Company	5,439,091
89,000	National Retail Properties, Inc.	1,908,160
10,800	Pennsylvania Real Estate Investment Trust[b]	131,976
39,486	Ramco-Gershenson Properties Trust	398,809
32,725	Realty Income Corporation[b]	992,549
120,100	Regency Centers Corporation	4,131,440
8,500	Saul Centers, Inc.	345,355
329,290	Simon Property Group, Inc.	26,590,168
48,851	Tanger Factory Outlet Centers,
	Inc.	2,021,454
63,000	Taubman Centers, Inc.	2,370,690
70,900	Weingarten Realty Investors[b]	1,350,645

	Total Retail REITS	62,433,558

Specialized REITS (24.5%)
3,900	Chatham Lodging Trust[a]	69,693

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.0%)	Value
Specialized REITS (24.5%) - continued
41,250	Cogdell Spencer, Inc.	$278,850
112,493	DiamondRock Hospitality Company[a]	924,692
44,236	Entertainment Properties Trust	1,684,065
103,100	Extra Space Storage, Inc.	1,433,090
23,000	FelCor Lodging Trust, Inc.[a]	114,770
283,579	Health Care Property Investors, Inc.	9,145,423
113,124	Health Care REIT, Inc.	4,764,783
48,875	Healthcare Realty Trust, Inc.	1,073,784
99,700	Hersha Hospitality Trust	450,644
75,355	Hospitality Properties Trust	1,589,990
680,404	Host Hotels & Resorts, Inc.	9,171,846
62,638	LaSalle Hotel Properties	1,288,464
12,300	LTC Properties, Inc.	298,521
60,778	Medical Properties Trust, Inc.	573,744
130,525	Nationwide Health Properties, Inc.	4,668,879
71,700	Omega Healthcare Investors, Inc.	1,428,981
4,800	Pebblebrook Hotel Trust[a]	90,480
45,609	Plum Creek Timber Company, Inc.[b]	1,574,879
2,900	Potlatch Corporation	103,617
153,532	Public Storage, Inc.	13,496,998
20,500	Rayonier, Inc. REIT	902,410
18,000	Resource Capital Corporation	102,240
123,856	Senior Housing Property Trust	2,490,744
9,700	Sovran Self Storage, Inc.	333,971
45,000	Strategic Hotel Capital, Inc.[a]	197,550
80,000	Sunstone Hotel Investors, Inc.[a]	794,400
68,475	U-Store-It Trust	510,824
191,359	Ventas, Inc.	8,984,305

	Total Specialized REITS	68,542,637

	Total Common Stock
	(cost $296,787,263)	273,673,231

Principal Amount	Long-Term Fixed Income (0.2%)
Asset-Backed Securities (<0.1%)
	Residential Funding Mortgage Securities
91,205	4.470%, 7/25/2018[c]	88,737

	Total Asset-Backed Securities	88,737

Collateralized Mortgage Obligations (0.2%)
	Countrywide Home Loans, Inc.
148,349	5.386%, 3/20/2036	144,045
	Deutsche Alt-A Securities, Inc.
164,038	5.888%, 6/25/2036	155,569
	Impac Secured Assets Corporation
168,899	0.457%, 7/26/2010[d]	96,362
	J.P. Morgan Alternative Loan Trust
6,675	0.427%, 7/25/2010[d]	6,624

	Total Collateralized Mortgage Obligations	402,600

	Total Long-Term Fixed Income (cost $556,999)	491,337

Shares	Collateral Held for Securities Loaned (11.3%)
31,495,608	Thrivent Financial Securities Lending Trust	31,495,608

	Total Collateral Held for Securities Loaned (cost $31,495,608)	31,495,608

Principal Amount	Short-Term Investments (1.6%)[e]
	Jupiter Securitization Company, LLC
4,570,000	0.090%, 7/1/2010	4,570,000

	Total Short-Term Investments (at amortized cost)	4,570,000

	Total Investments (cost $333,409,870) 111.1%	$310,230,176

	Other Assets and Liabilities, Net (11.1%)	(31,048,152)

	Total Net Assets 100.0%	$279,182,024

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$25,382,217
Gross unrealized depreciation	(48,561,911)

Net unrealized appreciation (depreciation)	$(23,179,694)
Cost for federal income tax purposes	$333,409,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Real Estate Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified REITS	19,608,229	19,608,229	—	—
Financials	11,343,962	11,343,962	—	—
Hotels, Resorts & Cruise Lines	2,359,100	2,359,100	—	—
Industrial REITS	11,955,712	11,955,712	—	—
Mortgage REITS	1,310,911	1,310,911	—	—
Office REITS	47,360,492	47,360,492	—	—
Real Estate Operating Companies	2,481,609	2,481,609	—	—
Residential REITS	46,277,021	46,277,021	—	—
Retail REITS	62,433,558	62,433,558	—	—
Specialized REITS	68,542,637	68,542,637	—	—
Long-Term Fixed Income
Asset-Backed Securities	88,737	—	88,737	—
Collateralized Mortgage Obligations	402,600	—	402,600	—
Collateral Held for Securities Loaned	31,495,608	31,495,608	—	—
Short-Term Investments	4,570,000	—	4,570,000	—

Total	$310,230,176	$305,168,839	$5,061,337	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial
Securities Lending
Trust	$78,496,425	$118,517,861	$165,518,678	31,495,608	$31,495,608	$73,839
Total Value and
Income Earned	78,496,425				31,495,608	73,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (93.9%)	Value
Alternative Carriers (0.4%)
1,500	TW Telecom, Inc.[a]	$25,020

	Total Alternative Carriers	25,020

Consumer Discretionary (0.8%)
3,000	Comcast Corporation	49,290

	Total Consumer Discretionary	49,290

Electric Utilities (33.6%)
2,800	AES Tiete SA	32,018
7,200	American Electric Power
	Company, Inc.	232,560
300	CEZ	12,211
900	Cleco Corporation	23,769
1,902	Companhia Energetica de Minas
	Gerais ADR	27,902
2,900	Companhia Energetica de Sao
	Paulo	39,540
400	CPFL Energia SA ADR	26,780
4,000	DPL, Inc.	95,600
9,100	Duke Energy Corporation	145,600
4,100	Edison International, Inc.	130,052
1,600	EDP - Energias do Brasil SA	31,424
3,300	Entergy Corporation	236,346
1,700	Exelon Corporation	64,549
2,700	FirstEnergy Corporation	95,121
3,100	ITC Holdings Corporation	164,021
6,000	NextEra Energy, Inc.	292,560
2,300	Northeast Utilities	58,604
1,200	NV Energy, Inc.	14,172
600	Pinnacle West Capital
	Corporation	21,816
2,600	PPL Corporation	64,870
1,500	Progress Energy, Inc.	58,830
7,970	Southern Company	265,241
2,100	Westar Energy, Inc.	45,381

	Total Electric Utilities	2,178,967

Energy (3.8%)
400	Cabot Oil & Gas Corporation	12,528
400	EOG Resources, Inc.	39,348
1,000	Petrohawk Energy Corporation[a]	16,970
400	Range Resources Corporation	16,060
900	Southwestern Energy Company[a]	34,776
2,200	Spectra Energy Corporation	44,154
1,900	Talisman Energy, Inc.	28,842
3,100	Williams Companies, Inc.	56,668

	Total Energy	249,346

Gas Utilities (5.6%)
8,100	Centricia plc	35,745
1,600	Energen Corporation	70,928
1,400	EQT Corporation	50,596
1,200	New Jersey Resources Corporation	42,240
3,100	Questar Corporation	141,019
800	UGI Corporation	20,352

	Total Gas Utilities	360,880

Independent Power Producers & Energy
Traders (7.5%)
6,800	AES Corporation[a]	62,832
4,900	Calpine Corporation[a]	62,328
4,600	Constellation Energy Group, Inc.	148,350
7,400	International Power plc	33,055
8,400	NRG Energy, Inc.[a]	178,164

	Total Independent Power Producers & Energy Traders	484,729

Industrials (1.0%)
4,300	Iberdrola SA	24,167
2,100	Tetra Tech, Inc.[a]	41,181

	Total Industrials	65,348

Information Technology (0.4%)
300	Equinix, Inc.[a]	24,366

	Total Information Technology	24,366

Integrated Telecommunication Services (10.2%)
9,500	AT&T, Inc.	229,805
2,100	BCE, Inc.	61,467
700	CenturyLink, Inc.	23,317
22,300	Qwest Communications International, Inc.	117,075
100	Swisscom AG	33,901
1,700	Telefonica SA	31,490
4,700	Verizon Communications, Inc.	131,694
3,100	Windstream Corporation	32,736

	Total Integrated Telecommunication Services	661,485

Multi-Utilities (19.3%)
3,700	CenterPoint Energy, Inc.	48,692
8,000	CMS Energy Corporation	117,200
2,300	Consolidated Edison, Inc.	99,130
6,600	Dominion Resources, Inc.	255,684
600	DTE Energy Company	27,366
600	Electricite de France	22,827
1,400	NSTAR	49,000
1,000	OGE Energy Corporation	36,560
3,800	PG&E Corporation	156,180
6,200	Public Service Enterprise Group, Inc.	194,246
1,800	Sempra Energy	84,222
4,200	United Utilities Group plc	32,866
1,600	Wisconsin Energy Corporation	81,184
2,100	Xcel Energy, Inc.	43,281

	Total Multi-Utilities	1,248,438

Water Utilities (1.9%)
100	American States Water Company	3,314
2,800	American Water Works
	Company, Inc.	57,680
2,300	Aqua America, Inc.	40,664
700	California Water Service Group	24,990

	Total Water Utilities	126,648

Wireless Telecommunication Services (9.4%)
1,700	America Movil SA de CV ADR	80,750
900	American Tower Corporation[a]	40,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (93.9%)	Value
Wireless Telecommunication Services (9.4%) - continued
6,600	Cable & Wireless Communications plc	$5,695
6,600	Cable & Wireless Worldwide[a]	8,540
1,200	Cellcom Israel, Ltd.	30,000
1,500	Crown Castle International Corporation[a]	55,890
400	Millicom International Cellular SA	32,428
1,800	NII Holdings, Inc.[a]	58,536
1,400	NTELOS Holdings Corporation	24,080
1,200	Rogers Communications, Inc.[a]	39,203
2,600	SBA Communications Corporation[a]	88,426
9,500	Sprint Nextel Corporation[a]	40,280
900	Vivo Participacoes SA ADR	23,328
4,000	Vodafone Group plc ADR	82,680

	Total Wireless Telecommunication Services	609,886

	Total Common Stock (cost $6,762,591)	6,084,403

Principal Amount	Short-Term Investments (3.3%)[b]
	Federal Home Loan Bank
	Discount Notes
100,000	0.045%, 7/9/2010	99,999
	U.S. Treasury Bills
110,000	0.020%, 7/8/2010	109,999

	Total Short-Term Investments (at amortized cost)	209,998

	Total Investments (cost $6,972,589) 97.2%	$6,294,401

	Other Assets and Liabilities, Net 2.8%	183,065

	Total Net Assets 100.0%	$6,477,466

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$207,747
Gross unrealized depreciation	(885,935)

Net unrealized appreciation (depreciation)	$(678,188)
Cost for federal income tax purposes	$6,972,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Utilities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Alternative Carriers	25,020	25,020	—	—
Consumer Discretionary	49,290	49,290	—	—
Electric Utilities	2,178,967	2,063,774	115,193	—
Energy	249,346	249,346	—	—
Gas Utilities	360,880	325,135	35,745	—
Independent Power Producers & Energy
Traders	484,729	451,674	33,055	—
Industrials	65,348	41,181	24,167	—
Information Technology	24,366	24,366	—	—
Integrated Telecommunication Services	661,485	627,584	33,901	—
Multi-Utilities	1,248,438	1,192,745	55,693	—
Water Utilities	126,648	126,648	—	—
Wireless Telecommunication Services	609,886	556,448	53,438	—
Short-Term Investments	209,998	—	209,998	—

Total	$6,294,401	$5,733,211	$561,190	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Foreign Currency Forward Contracts	101	—	101	—

Total Liability Derivatives	$101	$—	$101	$—

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Euro	18,040	7/2/2010	$21,958	$22,059	($101)
Total Foreign Currency
Forward Contracts Sales			$21,958	$22,059	($101)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($101)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized
	appreciation/(depreciation) on Foreign currency forward contracts	101
Total Foreign Exchange Contracts		101

Total Liability Derivatives		$101

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	3,012
Total Foreign Exchange Contracts		3,012

Total		$3,012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(101)
Total Foreign Exchange Contracts		(101)

Total		($101)

The following table presents Partner Utilities Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange
Contracts	$10,277	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (15.6%)
24,670	7 Days Group Holdings, Ltd. ADR[a,b]	$269,150
14,460	AnnTaylor Stores Corporation[b]	235,264
16,940	Asbury Automotive Group, Inc.[b]	178,548
5,970	Boyd Gaming Corporation[a,b]	50,685
45,070	Brunswick Corporation	560,220
8,030	Buffalo Wild Wings, Inc.[a,b]	293,737
16,760	California Pizza Kitchen, Inc.[b]	253,914
16,440	Capella Education Company[b]	1,337,394
14,200	Chico’s FAS, Inc.	140,296
5,500	Children’s Place Retail Stores, Inc.[b]	242,110
13,540	Citi Trends, Inc.[b]	446,008
18,220	Cooper Tire & Rubber Company	355,290
5,910	Cracker Barrel Old Country Store, Inc.	275,170
186,530	Crocs, Inc.[b]	1,973,487
3,570	Deckers Outdoor Corporation[b]	510,046
38,850	DineEquity, Inc.[a,b]	1,084,692
106,570	Finish Line, Inc.	1,484,520
51,882	Gaylord Entertainment Company[a,b]	1,146,073
8,570	G-III Apparel Group, Ltd.[b]	196,167
39,230	hhgregg, Inc.[b]	914,844
8,320	Imax Corporation[a,b]	121,472
4,170	Jo-Ann Stores, Inc.[b]	156,417
5,920	Joseph A. Bank Clothiers, Inc.[a,b]	319,621
35,420	Lumber Liquidators Holdings, Inc.[a,b]	826,349
74,910	Orient-Express Hotels, Ltd.[b]	554,334
10,110	Pier 1 Imports, Inc.[b]	64,805
7,600	Ryland Group, Inc.	120,232
185,200	Saks, Inc.[a,b]	1,405,668
10,950	Select Comfort Corporation[a,b]	95,813
6,410	Skechers USA, Inc.[b]	234,093
5,530	Steven Madden, Ltd.[b]	174,306
54,830	Tempur-Pedic International, Inc.[b]	1,686,022
116,570	Texas Roadhouse, Inc.[b]	1,471,113
67,700	True Religion Apparel, Inc.[a,b]	1,494,139
17,530	Tupperware Brands Corporation	698,570
37,130	Ulta Salon Cosmetics & Fragrance, Inc.[b]	878,496
36,700	Warnaco Group, Inc.[b]	1,326,338
27,540	WMS Industries, Inc.[b]	1,080,945

	Total Consumer Discretionary	24,656,348

Consumer Staples (2.8%)
1,880	Boston Beer Company, Inc.[b]	126,806
24,080	Central European Distribution Corporation[b]	514,830
20,200	Diamond Foods, Inc.[a]	830,220
16,670	Green Mountain Coffee Roasters, Inc.[a,b]	428,419
10,620	TreeHouse Foods, Inc.[b]	484,909
67,410	United Natural Foods, Inc.[b]	2,014,211

	Total Consumer Staples	4,399,395

Energy (4.1%)
19,280	Brigham Exploration Company[b]	296,526
7,340	Carrizo Oil & Gas, Inc.[b]	113,990
77,450	James River Coal Company[a,b]	1,233,004
169,943	Key Energy Services, Inc.[b]	1,560,077
1,720	Lufkin Industries, Inc.	67,063
85,490	Oasis Petroleum, Inc[b]	1,239,605
35,310	Resolute Energy Corporation[a,b]	432,195
44,670	Rex Energy Corporation[b]	451,167
42,090	Swift Energy Company[b]	1,132,642

	Total Energy	6,526,269

Financials (5.8%)
14,740	American Physicians Capital, Inc.	454,729
27,603	Bank of the Ozarks, Inc.	979,079
50,960	Columbia Banking System, Inc.	930,530
17,140	DuPont Fabros Technology, Inc.	420,958
6,170	Harleysville Group, Inc.	191,455
5,910	IBERIABANK Corporation	304,247
16,030	iShares Russell 2000 Growth Index Fund[a]	1,067,277
30,140	MGIC Investment Corporation[a,b]	207,665
94,300	National Financial Partners[a,b]	921,311
13,790	Oriental Financial Group, Inc.	174,581
31,850	Radian Group, Inc.	230,594
18,610	Stifel Financial Corporation[b]	807,488
91,910	Sunstone Hotel Investors, Inc.[b]	912,666
35,690	Tanger Factory Outlet Centers, Inc.	1,476,852
8,660	Umpqua Holdings Corporation	99,417
2,820	Wilmington Trust Corporation[a]	31,274

	Total Financials	9,210,123

Health Care (21.8%)
36,400	Acorda Therapeutics, Inc.[b]	1,132,404
5,480	AGA Medical Holdings, Inc[a,b]	69,541
9,780	Alexion Pharmaceuticals, Inc.[b]	500,638
27,800	Align Technology, Inc.[a,b]	413,386
25,900	Alphatec Holdings, Inc.[b]	120,176
61,290	AMERIGROUP Corporation[b]	1,990,699
5,010	Ardea Biosciences, Inc.[b]	103,006
9,060	Bio-Reference Laboratories, Inc.[b]	200,860
7,860	Catalyst Health Solutions, Inc.[b]	271,170
28,550	Cooper Companies, Inc.	1,136,004
8,140	Dexcom, Inc.[b]	94,098
31,840	Emergency Medical Services Corporation[b]	1,561,115
30,660	ev3, Inc.[b]	687,091
84,810	Healthsouth Corporation[b]	1,586,795
1,540	HeartWare International, Inc.[b]	107,908
32,060	Hill-Rom Holdings, Inc.	975,586
18,487	HMS Holding Corporation[b]	1,002,365
29,810	Human Genome Sciences, Inc.[a,b]	675,495
55,360	ICON plc ADR[b]	1,599,350
60,640	Impax Laboratories, Inc.[b]	1,155,798
35,250	Incyte Corporation[b]	390,218
5,800	Integra LifeSciences Holdings Corporation[b]	214,600
14,410	Kendle International, Inc.[b]	166,003
56,409	MedAssets, Inc.[b]	1,301,920
4,520	Molina Healthcare, Inc.[b]	130,176
7,600	Momenta Pharmaceuticals, Inc.[a,b]	93,176
25,430	Onyx Pharmaceuticals, Inc.[b]	549,034
15,220	Orthofix International NVb	487,801
7,020	Par Pharmaceutical Companies, Inc.[b]	182,239

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.7%)	Value
Health Care (21.8%) - continued
70,020	PAREXEL International Corporation[b]	$1,518,034
25,280	Pharmasset, Inc.[b]	691,155
51,250	PSS World Medical, Inc.[b]	1,083,938
58,580	Psychiatric Solutions, Inc.[b]	1,916,738
24,790	Quality Systems, Inc.[a]	1,437,572
18,980	Regeneron Pharmaceuticals, Inc.[b]	423,634
38,180	Salix Pharmaceuticals, Ltd.[b]	1,490,165
61,170	Seattle Genetics, Inc.[b]	733,428
24,050	SXC Health Solutions Corporation[b]	1,761,663
244,060	Tenet Healthcare Corporation[b]	1,059,220
23,330	Thoratec Corporation[a,b]	996,891
22,190	United Therapeutics Corporation[b]	1,083,094
1,690	Vermillion, Inc.[a,b]	20,601
32,990	Volcano Corporation[b]	719,842
17,350	West Pharmaceutical Services, Inc.	633,101

	Total Health Care	34,467,728

Industrials (14.7%)
68,450	Actuant Corporation	1,288,913
18,530	Alaska Air Group, Inc.[b]	832,924
2,430	Allegiant Travel Company	103,737
1,850	American Science & Engineering, Inc.	140,988
126,980	ArvinMeritor, Inc.[b]	1,663,438
17,190	Baldor Electric Company	620,215
11,530	Bucyrus International, Inc.	547,099
15,690	Clean Harbors, Inc.[b]	1,041,973
4,260	Consolidated Graphics, Inc.[b]	184,202
29,850	Copa Holdings SA	1,319,967
20,310	EnerNOC, Inc.[a,b]	638,546
42,260	EnPro Industries, Inc.[b]	1,189,619
56,540	Genesee & Wyoming, Inc.[b]	2,109,507
87,730	GrafTech International, Ltd.[b]	1,282,613
76,880	Hexcel Corporation[b]	1,192,409
56,510	Hub Group, Inc.[b]	1,695,865
7,920	Huron Consulting Group, Inc.[b]	153,727
103,200	Kforce, Inc.[b]	1,315,800
40,740	Knight Transportation, Inc.	824,578
7,720	Triumph Group, Inc.	514,384
83,020	TrueBlue, Inc.[b]	928,994
4,500	United Stationers, Inc.[b]	245,115
21,120	Watsco, Inc.	1,223,270
37,520	WESCO International, Inc.[b]	1,263,299
35,266	Woodward Governor Company	900,341

	Total Industrials	23,221,523

Information Technology (27.7%)
40,010	Acme Packet, Inc.[b]	1,075,469
47,490	ADTRAN, Inc.	1,295,052
11,870	ANSYS, Inc.[b]	481,566
43,480	Applied Micro Circuits Corporation[b]	455,670
4,109	Archipelago Learning, Inc.[b]	46,966
143,480	Ariba, Inc.[b]	2,285,636
135,520	Aruba Networks, Inc.[a,b]	1,929,805
11,750	AsiaInfo Holdings, Inc.[b]	256,855
57,200	Atheros Communications, Inc.[b]	1,575,288
7,170	Blue Coat Systems, Inc.[b]	146,483
8,270	Bottomline Technologies, Inc.[b]	107,758
53,910	Broadsoft, Inc.[b]	460,931
62,200	Cavium Networks, Inc.[a,b]	1,629,018
34,240	Cirrus Logic, Inc.[b]	541,334
13,200	Cogo Group, Inc.[b]	82,368
19,040	CyberSource Corporation[b]	486,091
8,380	Diodes, Inc.[b]	132,991
10,330	Ebix, Inc.[a,b]	161,974
131,480	Entropic Communications, Inc.[b]	833,583
10,450	Fairchild Semiconductor International, Inc.[b]	87,885
66,610	Finisar Corporation[a,b]	992,489
64,810	GSI Commerce, Inc.[b]	1,866,528
5,380	Hittite Microwave Corporation[b]	240,701
49,240	Isilon Systems, Inc.[b]	632,242
68,410	Jack Henry & Associates, Inc.	1,633,631
10,500	Kenexa Corporation[b]	126,000
9,590	Manhattan Associates, Inc.[b]	264,205
7,890	MAXIMUS, Inc.	456,594
33,310	Mercadolibre, Inc.[a,b]	1,750,441
24,730	Netezza Corporation[b]	338,306
86,220	Netlogic Microsystems, Inc.[a,b]	2,345,184
8,680	NetScout Systems, Inc.[b]	123,430
62,720	Plexus Corporation[b]	1,677,133
169,010	PMC-Sierra, Inc.[b]	1,270,955
5,550	Power Integrations, Inc.	178,682
47,390	Rackspace Hosting, Inc.[a,b]	869,133
56,570	Riverbed Technology, Inc.[b]	1,562,463
36,710	Rubicon Technology, Inc.[a,b]	1,093,591
15,330	Sanmina-SCI Corporation[b]	208,641
79,920	Semtech Corporation[b]	1,308,290
74,810	SuccessFactors, Inc.[a,b]	1,555,300
10,860	Synchronoss Technologies, Inc.[b]	206,014
59,520	Taleo Corporation[b]	1,445,741
185,540	Teradyne, Inc.[a,b]	1,809,015
5,360	Tyler Technologies, Inc.[b]	83,187
33,060	Varian Semiconductor Equipment Associates, Inc.[b]	947,500
35,850	Veeco Instruments, Inc.[a,b]	1,228,938
61,170	VeriFone Systems, Inc.[b]	1,157,948
24,940	VistaPrint NVb	1,184,401
47,170	Volterra Semiconductor Corporation[b]	1,087,740
10,640	Xyratex, Ltd.[b]	150,556

	Total Information Technology	43,867,702

Materials (4.3%)
3,340	A. Schulman, Inc.	63,326
5,360	Domtar Corporation	263,444
53,030	Georgia Gulf Corporation[a,b]	707,420
32,730	Huntsman Corporation	283,769
8,709	Rock-Tenn Company	432,576
15,660	Schweitzer-Mauduit International, Inc.	790,047
127,200	Solutia, Inc.[b]	1,666,320
76,260	Stillwater Mining Company[a,b]	886,141
36,220	Temple-Inland, Inc.	748,668
85,070	Thompson Creek Metals Company, Inc.[a,b]	738,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.7%)	Value
Materials (4.3%) - continued
5,160	Walter Energy, Inc.	$313,986

	Total Materials	6,894,105

Telecommunications Services (0.9%)
44,120	City Telecom HK, Ltd. ADR	500,321
59,970	TW Telecom, Inc.[b]	1,000,299

	Total Telecommunications Services	1,500,620

Utilities (<0.1%)
3,672	Artesian Resources Corporation	67,785

	Total Utilities	67,785

	Total Common Stock (cost $133,873,776)	154,811,598

	Collateral Held for Securities Loaned (18.9%)
29,897,467	Thrivent Financial Securities Lending Trust	29,897,467

	Total Collateral Held for Securities Loaned (cost $29,897,467)	29,897,467

Principal Amount	Short-Term Investments (2.0%)[c]
	Federal Home Loan Bank
	Discount Notes
700,000	0.045%, 7/9/2010	699,993
	U.S. Treasury Bills
2,535,000	0.020%, 7/8/2010	2,534,990

	Total Short-Term Investments (at amortizedcost)	3,234,983

	Total Investments (cost $167,006,226) 118.6%	$187,944,048

	Other Assets and Liabilities, Net (18.6%)	(29,488,413)

	Total Net Assets 100.0%	$158,455,635

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$	26,206,124
Gross unrealized depreciation		(5,268,302)

Net unrealized appreciation (depreciation)		$20,937,822
Cost for federal income tax purposes		$167,006,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	24,656,348	24,656,348	—	—
Consumer Staples	4,399,395	4,399,395	—	—
Energy	6,526,269	6,526,269	—	—
Financials	9,210,123	9,210,123	—	—
Health Care	34,467,728	34,467,728	—	—
Industrials	23,221,523	23,221,523	—	—
Information Technology	43,867,702	43,867,702	—	—
Materials	6,894,105	6,894,105	—	—
Telecommunications Services	1,500,620	1,500,620	—	—
Utilities	67,785	67,785	—	—
Collateral Held for Securities Loaned	29,897,467	29,897,467	—	—
Short-Term Investments	3,234,983	—	3,234,983	—

Total	$187,944,048	$184,709,065	$3,234,983	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial
Securities Lending Trust	$21,405,506	$79,235,900	$70,743,939	29,897,467	$29,897,467	$57,301
Total Value and Income Earned	21,405,506				29,897,467	57,301

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (12.6%)
223,500	Aaron’s, Inc.	$3,815,145
32,000	Ascent Media Corporation[a]	808,320
64,800	Brunswick Corporation	805,464
43,000	Cavco Industries, Inc.[a]	1,512,740
39,000	Corinthian Colleges, Inc.[a,b]	384,150
49,000	CSS Industries, Inc.	808,500
79,000	Dixie Group, Inc.[a]	290,720
61,000	Dorman Products, Inc.[a]	1,240,130
103,200	Drew Industries, Inc.[a]	2,084,640
89,000	Fred’s, Inc.	984,340
99,000	Haverty Furniture Companies, Inc.	1,216,710
42,000	Hooker Furniture Corporation	447,720
68,300	M/I Homes, Inc.[a]	658,412
87,000	MarineMax, Inc.[a]	603,780
49,000	Matthews International Corporation	1,434,720
78,500	Men’s Wearhouse, Inc.	1,441,260
110,600	Meritage Homes Corporation[a]	1,800,568
195,900	Orient-Express Hotels, Ltd.[a]	1,449,660
585,000	Sealy Corporation[a,b]	1,561,950
148,000	Shiloh Industries, Inc.[a]	1,252,080
62,100	Stanley Furniture Company, Inc.[a,b]	252,126
156,000	Stein Mart, Inc.[a]	971,880
45,750	Steven Madden, Ltd.[a]	1,442,040
117,000	Winnebago Industries, Inc.[a,b]	1,162,980

	Total Consumer Discretionary	28,430,035

Consumer Staples (0.9%)
255,000	Alliance One International, Inc.[a]	907,800
33,000	Nash Finch Company	1,127,280

	Total Consumer Staples	2,035,080

Energy (6.5%)
18,900	Carbo Ceramics, Inc.	1,364,391
75,000	Cloud Peak Energy, Inc.[a,b]	994,500
63,600	Forest Oil Corporation[a]	1,740,096
70,000	Gulf Island Fabrication, Inc.	1,086,400
300,400	Hercules Offshore, Inc.[a]	729,972
132,000	Penn Virginia Corporation	2,654,520
156,700	TETRA Technologies, Inc.[a]	1,422,836
59,900	Whiting Petroleum Corporation[a]	4,697,358

	Total Energy	14,690,073

Financials (24.0%)
91,000	Alterra Capital Holdings, Ltd.	1,708,980
204,000	Ares Capital Corporation	2,556,120
195,000	CBL & Associates Properties, Inc.	2,425,800
131,500	Cedar Shopping Centers, Inc.	791,630
51,700	Central Fund of Canada, Ltd.[b]	779,119
101,700	Columbia Banking System, Inc.	1,857,042
83,900	East West Bancorp, Inc.	1,279,475
50,000	Employers Holdings, Inc.	736,500
157,100	First Opportunity Fund, Inc.	937,887
67,400	First Potomac Realty Trust	968,538
100,000	Glacier Bancorp, Inc.	1,467,000
71,000	Gladstone Capital Corporation	767,510
85,000	Hatteras Financial Corporation[b]	2,364,700
127,000	Hercules Technology Growth Capital, Inc.	1,169,670
82,300	Home Bancshares, Inc.	1,877,263
20,000	iShares Russell 2000 Value Fund[b]	1,140,800
58,200	JMP Group, Inc.	360,258
60,500	Kilroy Realty Corporation	1,798,665
210,000	Kite Realty Group Trust	877,800
81,000	LaSalle Hotel Properties	1,666,170
4,000	Markel Corporation[a]	1,360,000
100,000	Meadowbrook Insurance Group, Inc.	863,000
71,200	National Interstate Corporation	1,411,184
40,500	Parkway Properties, Inc.	590,085
42,000	Pebblebrook Hotel Trust[a]	791,700
182,500	PennantPark Investment Corporation	1,742,875
33,000	Piper Jaffray Companies[a]	1,063,260
75,000	Potlatch Corporation	2,679,750
74,000	ProAssurance Corporation[a]	4,200,240
141,000	Redwood Trust, Inc.[b]	2,064,240
127,000	Safeguard Scientifics, Inc.[a]	1,341,120
150,000	Sandy Spring Bancorp, Inc.	2,101,500
55,000	SeaBright Holdings, Inc.	521,400
56,300	SVB Financial Group[a]	2,321,249
307,600	Western Alliance Bancorp[a,b]	2,205,492
38,500	Wintrust Financial Corporation	1,283,590

	Total Financials	54,071,612

Health Care (5.2%)
39,000	Angiodynamics, Inc.[a]	575,250
6,900	Atrion Corporation	931,845
97,000	Infinity Pharmaceuticals, Inc.[a,b]	573,270
868,800	Lexicon Pharmaceuticals, Inc.[a,b]	1,112,064
33,500	National Healthcare Corporation[b]	1,154,410
114,000	Owens & Minor, Inc.	3,235,320
93,400	Triple-S Management Corporation[a]	1,732,570
64,000	West Pharmaceutical Services, Inc.	2,335,360

	Total Health Care	11,650,089

Industrials (23.7%)
39,200	A.O. Smith Corporation	1,889,048
50,300	AirTran Holdings, Inc.[a]	243,955
37,200	Alaska Air Group, Inc.[a]	1,672,140
28,900	Ameron International Corporation	1,743,537
39,900	Applied Industrial Technologies, Inc.	1,010,268
19,900	Astec Industries, Inc.[a]	551,827
151,000	Beacon Roofing Supply, Inc.[a]	2,721,020
49,000	Belden, Inc.	1,078,000
39,900	C&D Technologies, Inc.[a,b]	35,156
34,500	Cascade Corporation	1,228,545
29,700	Circor International, Inc.	759,726
66,600	Colfax Corporation[a]	693,306
90,000	Comfort Systems USA, Inc.	869,400
39,000	Courier Corporation	476,190
50,800	Dolan Company[a]	564,896
18,000	Franklin Electric Company, Inc.	518,760
26,000	FTI Consulting, Inc.[a]	1,133,340
59,000	G & K Services, Inc.	1,218,350
88,500	Genesee & Wyoming, Inc.[a]	3,301,935
98,300	Gibraltar Industries, Inc.[a]	992,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.0%)	Value
Industrials (23.7%) - continued
115,400	Greenbrier Companies, Inc.[a]	$1,292,480
67,500	Hub Group, Inc.[a]	2,025,675
56,000	IDEX Corporation	1,599,920
95,700	Insituform Technologies, Inc.[a]	1,959,936
50,000	Kaman Corporation	1,106,000
105,000	Kforce, Inc.[a]	1,338,750
87,500	Kirby Corporation[a]	3,346,875
44,500	Kratos Defense & Security Solutions, Inc.[a]	467,250
110,600	McGrath Rentcorp	2,519,468
42,900	Mine Safety Appliances Company	1,063,062
121,900	Navigant Consulting, Inc.[a]	1,265,322
30,700	Nordson Corporation	1,721,656
73,000	Robbins & Myers, Inc.	1,587,020
98,000	SkyWest, Inc.	1,197,560
55,400	Sterling Construction Company, Inc.[a]	716,876
29,600	Sun Hydraulics Corporation	694,416
48,500	Universal Forest Products, Inc.	1,470,035
149,000	Vitran Corporation, Inc.[a]	1,971,270
48,000	Waste Connections, Inc.[a]	1,674,720
68,000	Woodward Governor Company	1,736,040

	Total Industrials	53,456,560

Information Technology (10.4%)
141,400	Advanced Energy Industries, Inc.[a]	1,737,806
37,700	ATMI, Inc.[a]	551,928
143,200	Brooks Automation, Inc.[a]	1,106,936
16,600	Cabot Microelectronics Corporation[a]	574,194
68,500	Cognex Corporation	1,204,230
61,000	Cohu, Inc.	739,930
119,900	Electro Rent Corporation	1,533,521
37,000	Electro Scientific Industries, Inc.[a]	494,320
74,000	FormFactor, Inc.[a]	799,200
150,000	Ixia[a]	1,288,500
14,700	Littelfuse, Inc.[a]	464,667
50,400	Mattson Technology, Inc.[a]	191,016
88,000	Methode Electronics, Inc.	857,120
130,000	Monotype Imaging Holdings, Inc.[a]	1,171,300
89,200	Progress Software Corporation[a]	2,678,676
163,000	ShoreTel, Inc.[a]	756,320
328,200	Sonus Networks, Inc.[a]	889,422
42,000	Standard Microsystems Corporation[a]	977,760
85,000	StarTek, Inc.[a]	331,500
92,300	Symyx Technologies, Inc.[a]	462,423
69,300	Synnex Corporation[a]	1,775,466
78,000	Teradyne, Inc.[a]	760,500
68,300	Xyratex, Ltd.[a]	966,445
307,100	Zarlink Semiconductor, Inc.[a]	510,400
82,000	Zygo Corporation[a]	665,020

	Total Information Technology	23,488,600

Materials (8.4%)
36,000	AMCOL International Corporation	846,000
97,000	American Vanguard Corporation[b]	769,210
82,500	AptarGroup, Inc.	3,120,150
77,700	Arch Chemicals, Inc.	2,388,498
59,000	Carpenter Technology Corporation	1,936,970
49,300	Clearwater Paper Corporation[a]	2,699,668
62,000	Franco-Nevada Corporation	1,886,906
49,700	Innospec, Inc.[a]	466,186
24,800	Minerals Technologies, Inc.	1,178,992
122,100	Myers Industries, Inc.	987,789
98,000	Sims Metal Management, Ltd. ADR	1,387,680
196,000	Wausau Paper Corporation[a]	1,326,920

	Total Materials	18,994,969

Telecommunications Services (0.3%)
98,000	Premiere Global Services, Inc.[a]	621,320

	Total Telecommunications Services	621,320

Utilities (5.0%)
49,000	Black Hills Corporation	1,395,030
104,500	Cleco Corporation	2,759,845
102,400	El Paso Electric Company[a]	1,981,440
24,500	Empire District Electric Company[b]	459,865
54,900	NorthWestern Corporation	1,438,380
68,000	Southwest Gas Corporation	2,006,000
47,000	Vectren Corporation	1,112,020

	Total Utilities	11,152,580

	Total Common Stock (cost $228,525,730)	218,590,918

	Preferred Stock (1.5%)
Energy (0.6%)
6,700	Whiting Petroleum Corporation, Convertible	1,297,723

	Total Energy	1,297,723

Financials (0.6%)
8,400	Assured Guaranty, Ltd., Convertible	483,756
820	East West Bancorp, Inc.	987,075

	Total Financials	1,470,831

Health Care (0.3%)
54,000	National Healthcare Corporation, Convertible	683,100
	Total Health Care	683,100

	Total Preferred Stock (cost $2,631,996)	3,451,654

	Collateral Held for Securities Loaned (6.3%)
14,206,950	Thrivent Financial Securities Lending Trust	14,206,950

	Total Collateral Held for Securities Loaned (cost $14,206,950)	14,206,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (1.3%)[c]	Value

	Federal Home Loan Bank Discount Notes
100,000	0.045%, 7/9/2010	$99,999
	U.S. Treasury Bills
2,785,000	0.020%, 7/8/2010	2,784,989

	Total Short-Term Investments (at amortized cost)	2,884,988

	Total Investments (cost $248,249,664) 106.1%	$239,134,510

	Other Assets and Liabilities, Net (6.1%)	(13,815,530)

	Total Net Assets 100.0%	$225,318,980

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$27,756,245
Gross unrealized depreciation	(36,871,399)

Net unrealized appreciation (depreciation)	$(9,115,154)
Cost for federal income tax purposes	$248,249,664

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	28,430,035	28,430,035	—	—
Consumer Staples	2,035,080	2,035,080	—	—
Energy	14,690,073	14,690,073	—	—
Financials	54,071,612	54,071,612	—	—
Health Care	11,650,089	11,650,089	—	—
Industrials	53,456,560	53,456,560	—	—
Information Technology	23,488,600	23,488,600	—	—
Materials	18,994,969	17,108,063	1,886,906	—
Telecommunications Services	621,320	621,320	—	—
Utilities	11,152,580	11,152,580	—	—
Preferred Stock
Energy	1,297,723	1,297,723	—	—
Financials	1,470,831	—	1,470,831	—
Health Care	683,100	683,100	—	—
Collateral Held for Securities Loaned	14,206,950	14,206,950	—	—
Short-Term Investments	2,884,988	—	2,884,988	—

Total	$239,134,510	$232,891,785	$6,242,725	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Small Cap Value Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Preferred Stock
Financials	760,032	—	—	(276,276)	—	—	(483,756)	—

Total	$760,032	$—	$—	($276,276)	$—	$—	($483,756)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Small Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	281
Total Foreign Exchange Contracts		281

Total		$281

The following table presents Partner Small Cap Value Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange
Contracts	$639	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial
Securities Lending Trust	$30,107,005	$62,751,010	$78,651,065	14,206,950	$14,206,950	$16,310
Total Value and
Income Earned	30,107,005				14,206,950	16,310

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (92.8%)	Value
Consumer Discretionary (14.0%)
155,500	Aeropostale, Inc.[a]	$4,453,520
148,700	Carter’s, Inc.[a]	3,903,375
331,000	Chico’s FAS, Inc.	3,270,280
269,800	Cooper Tire & Rubber Company	5,261,100
267,300	Domino’s Pizza, Inc.[a]	3,020,490
299,200	Foot Locker, Inc.	3,775,904
89,700	Warnaco Group, Inc.[a]	3,241,758
622,706	Warner Music Group Corporation[a]	3,026,351
97,100	WMS Industries, Inc.[a]	3,811,175

	Total Consumer Discretionary	33,763,953

Consumer Staples (2.1%)
273,200	Del Monte Foods Company	3,931,348
26,200	Herbalife, Ltd.	1,206,510

	Total Consumer Staples	5,137,858

Energy (10.4%)
126,200	Arch Coal, Inc.	2,500,022
70,300	Brigham Exploration Company[a]	1,081,214
345,800	Complete Production Services, Inc.[a]	4,944,940
122,100	Dresser-Rand Group, Inc.[a]	3,852,255
156,600	Forest Oil Corporation[a]	4,284,576
822,382	International Coal Group, Inc.[a,b]	3,166,171
240,300	James River Coal Company[a]	3,825,576
81,100	Superior Well Services, Inc.[a,b]	1,355,992

	Total Energy	25,010,746

Financials (16.4%)
58,200	Affiliated Managers Group, Inc.[a]	3,536,814
321,400	Duke Realty Corporation	3,647,890
136,600	First Niagara Financial Group, Inc.	1,711,598
14,700	Hancock Holding Company	490,392
175,900	Healthcare Realty Trust, Inc.	3,864,523
61,050	Home Bancshares, Inc.	1,392,550
38,100	IBERIABANK Corporation	1,961,388
389,600	Ocwen Financial Corporation[a]	3,970,024
113,500	Potlatch Corporation	4,055,355
31,200	SCBT Financial Corporation	1,098,864
62,700	Simmons First National Corporation	1,646,502
246,600	Texas Capital Bancshares, Inc.[a]	4,044,240
235,600	Washington Federal, Inc.	3,812,008
200,800	Zions Bancorporation[b]	4,331,256

	Total Financials	39,563,404

Health Care (12.6%)
274,500	Align Technology, Inc.[a,b]	4,081,815
234,304	Endologix, Inc.[a]	1,061,397
150,800	ICON plc ADR[a]	4,356,612
490,900	King Pharmaceuticals, Inc.[a]	3,725,931
41,550	Lincare Holdings, Inc.[a,b]	1,350,791
47,600	Masimo Corporation	1,133,356
112,300	NuVasive, Inc.[a,b]	3,982,158
61,400	PSS World Medical, Inc.[a]	1,298,610
30,000	Salix Pharmaceuticals, Ltd.[a]	1,170,900
138,900	STERIS Corporation	4,317,012
82,100	United Therapeutics Corporation[a]	4,007,301

	Total Health Care	30,485,883

Industrials (16.9%)
223,700	AirTran Holdings, Inc.[a]	1,084,945
56,800	Continental Airlines, Inc.[a,b]	1,249,600
50,600	Corrections Corporation of America[a]	965,448
61,500	Deluxe Corporation	1,153,125
124,700	FTI Consulting, Inc.[a]	5,435,673
34,600	Genesee & Wyoming, Inc.[a]	1,290,926
56,600	Herman Miller, Inc.	1,068,042
48,300	ICF International, Inc.[a]	1,155,819
48,700	Knight Transportation, Inc.	985,688
377,400	Manitowoc Company, Inc.	3,449,436
99,800	Navigant Consulting, Inc.[a]	1,035,924
142,300	Old Dominion Freight Line, Inc.[a]	5,000,422
128,600	Oshkosh Corporation[a]	4,007,176
19,300	Regal-Beloit Corporation	1,076,554
146,000	Shaw Group, Inc.[a]	4,996,120
52,800	Sykes Enterprises, Inc.[a]	751,344
113,600	Teledyne Technologies, Inc.[a]	4,382,688
51,400	Waste Connections, Inc.[a]	1,793,346

	Total Industrials	40,882,276

Information Technology (16.7%)
158,500	ADTRAN, Inc.	4,322,295
993,932	Atmel Corporation[a]	4,770,873
356,625	Cogent, Inc.[a]	3,213,191
142,374	Cogo Group, Inc.[a]	888,414
245,800	CommVault Systems, Inc.[a]	5,530,500
599,400	Compuware Corporation[a]	4,783,212
268,167	FormFactor, Inc.[a]	2,896,204
58,600	Ingram Micro, Inc.[a]	890,134
51,400	J2 Global Communication, Inc.[a]	1,122,576
73,200	Monster Worldwide, Inc.[a,b]	852,780
157,354	Polycom, Inc.[a]	4,687,576
465,900	TIBCO Software, Inc.[a]	5,618,754
88,600	Vishay Intertechnology, Inc.[a]	685,764

	Total Information Technology	40,262,273

Materials (2.3%)
18,600	CF Industries Holdings, Inc.	1,180,170
67,000	Pactiv Corporation[a]	1,865,950
42,700	Puda Coal, Inc.[a,b]	312,991
13,300	Reliance Steel & Aluminum Company	480,795
74,000	Rockwood Holdings, Inc.[a]	1,679,060

	Total Materials	5,518,966

Utilities (1.4%)
113,100	Southwest Gas Corporation	3,336,450

	Total Utilities	3,336,450

	Total Common Stock (cost $229,238,165)	223,961,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (0.4%)	Value
U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
$1,000,000	0.875%, 12/31/2010[c]	$1,003,125

	Total U.S. Government and Agencies	1,003,125

	Total Long-Term Fixed Income (cost $1,000,233)	1,003,125

Shares	Collateral Held for Securities Loaned (8.3%)
19,927,935	Thrivent Financial Securities Lending Trust	19,927,935

	Total Collateral Held for Securities Loaned (cost $19,927,935)	19,927,935

Principal Amount	Short-Term Investments (6.6%)[d]
	Federal Home Loan Bank Discount Notes
2,655,000	0.050%, 7/9/2010	2,654,971
10,000,000	0.070%, 7/14/2010	9,999,747
	Jupiter Securitization Company, LLC
3,195,000	0.090%, 7/1/2010	3,195,000

	Total Short-Term Investments (at amortized cost)	15,849,718

	Total Investments (cost $266,016,051) 108.1%	$260,742,587

	Other Assets and Liabilities, Net (8.1%)	(19,490,597)

	Total Net Assets 100.0%	$241,251,990

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At June 30, 2010, $1,003,125 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,818,350
Gross unrealized depreciation	(16,091,814)

Net unrealized appreciation (depreciation)	($5,273,464)

Cost for federal income tax purposes	$266,016,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Small Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	33,763,953	33,763,953	—	—
Consumer Staples	5,137,858	5,137,858	—	—
Energy	25,010,746	25,010,746	—	—
Financials	39,563,404	39,563,404	—	—
Health Care	30,485,883	30,485,883	—	—
Industrials	40,882,276	40,882,276	—	—
Information Technology	40,262,273	40,262,273	—	—
Materials	5,518,966	5,518,966	—	—
Utilities	3,336,450	3,336,450	—	—
Long-Term Fixed Income
U.S. Government and Agencies	1,003,125	—	1,003,125	—
Collateral Held for Securities Loaned	19,927,935	19,927,935	—	—
Short-Term Investments	15,849,718	—	15,849,718	—

Total	$260,742,587	$243,889,744	$16,852,843	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Futures Contracts	121,998	121,998	—	—

Total Liability Derivatives	$121,998	$121,998	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	66	September 2010	$4,133,478	$4,011,480	($121,998)
Total Futures Contracts					($121,998)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	121,998
Total Equity Contracts		121,998

Total Liability Derivatives		$121,998

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(976,629)
Total Equity Contracts		(976,629)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(12,596)
Total Foreign Exchange Contracts		(12,596)

Total		($989,225)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(121,998)
Total Equity Contracts		(121,998)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	5,249
Total Foreign Exchange Contracts		5,249

Total		($116,749)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$6,512,852	2.5%	N/A	N/A
Foreign Exchange Contracts	N/A	NA	$17,168	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$14,969,779	$80,530,179	$75,572,023	19,927,935	$19,927,935	$132,344
Total Value and Income Earned	14,969,779				19,927,935	132,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.6%)	Value
Consumer Discretionary (15.2%)
8,600	American Public Education, Inc.[a]	$375,820
12,500	Arbitron, Inc.	320,375
5,700	Arctic Cat, Inc.[a]	51,927
8,700	Audiovox Corporation[a]	63,945
10,200	Big 5 Sporting Goods Corporation	134,028
615	Biglari Holdings, Inc.[a]	176,444
10,000	BJ’s Restaurants, Inc.[a,b]	236,000
6,800	Blue Nile, Inc.[a,b]	320,144
2,800	Blyth, Inc.	95,396
20,325	Brown Shoe Company, Inc.	308,534
41,600	Brunswick Corporation	517,088
12,050	Buckle, Inc.[b]	390,661
8,500	Buffalo Wild Wings, Inc.[a,b]	310,930
19,100	Cabela’s, Inc.[a,b]	270,074
11,500	California Pizza Kitchen, Inc.[a]	174,225
30,200	Callaway Golf Company	182,408
6,800	Capella Education Company[a]	553,180
27,900	Carter’s, Inc.[a]	732,375
13,900	Cato Corporation	306,078
10,325	CEC Entertainment, Inc.[a]	364,060
13,000	Children’s Place Retail Stores, Inc.[a]	572,260
16,825	Christopher & Banks Corporation	104,147
25,900	CKE Restaurants, Inc.	324,527
11,100	Cracker Barrel Old Country Store, Inc.	516,816
40,300	Crocs, Inc.[a]	426,374
6,100	Deckers Outdoor Corporation[a]	871,507
7,200	DineEquity, Inc.[a,b]	201,024
8,900	Drew Industries, Inc.[a]	179,780
14,133	E.W. Scripps Company[a]	105,291
12,250	Ethan Allen Interiors, Inc.[b]	171,377
25,493	Finish Line, Inc.	355,117
18,450	Fred’s, Inc.	204,057
11,300	Genesco, Inc.[a]	297,303
11,500	Group 1 Automotive, Inc.[a,b]	270,595
13,900	Gymboree Corporation[a]	593,669
8,800	Haverty Furniture Companies, Inc.	108,152
14,400	Helen of Troy, Ltd.[a]	317,664
13,550	Hibbett Sports, Inc.[a]	324,658
29,200	Hillenbrand, Inc.	624,588
20,875	Hot Topic, Inc.	106,045
18,800	HSN, Inc.[a]	451,200
33,900	Iconix Brand Group, Inc.[a]	487,143
18,700	Interval Leisure Group, Inc.[a]	232,815
25,800	Jack in the Box, Inc.[a]	501,810
13,100	JAKKS Pacific, Inc.[a,b]	188,378
12,830	Jo-Ann Stores, Inc.[a]	481,253
8,575	Joseph A. Bank Clothiers, Inc.[a,b]	462,964
10,100	Kid Brands, Inc.[a]	71,003
12,700	K-Swiss, Inc.[a]	142,621
3,800	Landry’s Restaurants, Inc.[a,b]	92,948
24,200	La-Z-Boy, Inc.[a]	179,806
10,000	Lithia Motors, Inc.	61,800
67,318	Live Nation Entertainment, Inc.[a]	703,473
44,400	Liz Claiborne, Inc.[a,b]	187,368
7,300	Lumber Liquidators Holdings, Inc.[a]	170,309
8,700	M/I Homes, Inc.[a]	83,868
10,400	Maidenform Brands, Inc.[a]	211,744
9,800	Marcus Corporation	92,708
10,400	MarineMax, Inc.[a]	72,176
24,600	Men’s Wearhouse, Inc.	451,656
15,100	Meritage Homes Corporation[a]	245,828
6,700	Midas, Inc.[a]	51,389
5,300	Monarch Casino & Resort, Inc.[a]	53,689
9,300	Monro Muffler Brake, Inc.	367,629
8,500	Movado Group, Inc.[a]	90,780
12,900	Multimedia Games, Inc.[a]	58,050
2,300	National Presto Industries, Inc.	213,578
9,700	Nautilus Group, Inc.[a]	14,744
14,700	NutriSystem, Inc.[b]	337,218
8,800	O’Charley’s, Inc.[a]	46,640
39,800	OfficeMax, Inc.[a]	519,788
6,500	Oxford Industries, Inc.	136,045
10,900	P.F. Chang’s China Bistro, Inc.[b]	432,185
9,900	Papa John’s International, Inc.[a]	228,888
6,200	Peet’s Coffee & Tea, Inc.[a]	243,474
21,900	Pep Boys - Manny, Moe & Jack	194,034
4,800	Perry Ellis International, Inc.[a]	96,960
10,800	PetMed Express, Inc.[b]	192,240
28,400	Pinnacle Entertainment, Inc.[a]	268,664
15,500	Polaris Industries, Inc.[b]	846,610
23,212	Pool Corporation	508,807
3,100	Pre-Paid Legal Services, Inc.[a,b]	141,019
60,500	Quiksilver, Inc.[a]	223,850
10,100	RC2 Corporation[a]	162,711
7,300	Red Robin Gourmet Burgers, Inc.[a]	125,268
30,300	Ruby Tuesday, Inc.[a]	257,550
13,400	Ruth’s Hospitality Group, Inc.[a]	56,012
25,125	Shuffle Master, Inc.[a]	201,251
16,000	Skechers USA, Inc.[a]	584,320
3,200	Skyline Corporation	57,632
18,800	Sonic Automotive, Inc.[a]	160,928
28,752	Sonic Corporation[a]	222,828
15,400	Spartan Motors, Inc.	64,680
18,000	Stage Stores, Inc.	192,240
5,000	Stamps.com, Inc.[a]	51,250
8,900	Standard Motor Products, Inc.	71,823
46,500	Standard Pacific Corporation[a]	154,845
12,400	Stein Mart, Inc.[a]	77,252
9,000	Sturm, Ruger & Company, Inc.[b]	128,970
10,900	Superior Industries International, Inc.	146,496
24,500	Texas Roadhouse, Inc.[a]	309,190
11,900	True Religion Apparel, Inc.[a,b]	262,633
14,700	Tuesday Morning Corporation[a]	58,653
6,700	UniFirst Corporation	294,934
6,400	Universal Electronic, Inc.[a]	106,432
9,600	Universal Technical Institute, Inc.[a]	226,944
7,800	Volcom, Inc.[a,b]	144,846
13,700	Winnebago Industries, Inc.[a,b]	136,178
23,300	Wolverine World Wide, Inc.	587,626
11,200	Zale Corporation[a,b]	17,696
9,900	Zumiez, Inc.[a]	159,489

	Total Consumer Discretionary	28,418,472

Consumer Staples (3.4%)
41,800	Alliance One International, Inc.[a]	148,808
8,600	Andersons, Inc.	280,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.6%)	Value
Consumer Staples (3.4%) - continued
4,700	Boston Beer Company, Inc.[a]	$317,015
5,600	Calavo Growers, Inc.[b]	100,576
5,900	Cal-Maine Foods, Inc.[b]	188,387
23,900	Casey’s General Stores, Inc.	834,110
30,200	Central Garden & Pet Company[a]	270,894
38,700	Darling International, Inc.[a]	290,637
10,200	Diamond Foods, Inc.[b]	419,220
13,000	Great Atlantic & Pacific Tea Company, Inc.[a,b]	50,700
19,200	Hain Celestial Group, Inc.[a]	387,264
6,700	J & J Snack Foods Corporation	282,070
15,100	Lance, Inc.	248,999
7,300	Mannatech, Inc.[a]	14,527
6,100	Medifast, Inc.[a]	158,051
5,900	Nash Finch Company	201,544
9,200	Sanderson Farms, Inc.	466,808
10,600	Spartan Stores, Inc.	145,432
16,300	TreeHouse Foods, Inc.[a]	744,258
20,300	United Natural Foods, Inc.[a]	606,564
7,770	WD-40 Company	259,518

	Total Consumer Staples	6,415,656

Energy (5.0%)
10,900	Basic Energy Services, Inc.[a]	83,930
16,900	Bristow Group, Inc.[a]	496,860
9,000	Carbo Ceramics, Inc.	649,710
14,200	Dril-Quip, Inc.[a]	625,084
6,700	Gulf Island Fabrication, Inc.	103,984
20,500	Holly Corporation	544,890
10,900	Hornbeck Offshore Services, Inc.[a]	159,140
59,300	ION Geophysical Corporation[a]	206,364
14,000	Lufkin Industries, Inc.	545,860
12,400	Matrix Service Company[a]	115,444
23,500	Oil States International, Inc.[a]	930,130
21,300	Penn Virginia Corporation	428,343
9,000	Petroleum Development Corporation[a]	230,580
24,900	PetroQuest Energy, Inc.[a]	168,324
25,400	Pioneer Drilling Company[a]	144,018
10,550	SEACOR Holdings, Inc.[a]	745,463
5,520	Seahawk Drilling, Inc.[a]	53,654
29,500	SM Energy Company	1,184,720
19,800	Stone Energy Corporation[a]	220,968
8,700	Superior Well Services, Inc.[a,b]	145,464
17,800	Swift Energy Company[a]	478,998
35,550	TETRA Technologies, Inc.[a]	322,794
27,900	World Fuel Services Corporation	723,726

	Total Energy	9,308,448

Financials (18.9%)
18,828	Acadia Realty Trust	316,687
3,833	American Physicians Capital, Inc.	118,248
8,800	Amerisafe, Inc.[a]	154,440
21,300	Bank Mutual Corporation	120,984
6,100	Bank of the Ozarks, Inc.	216,367
53,300	BioMed Realty Trust, Inc.	857,597
35,100	Boston Private Financial Holdings, Inc.	225,693
27,700	Brookline Bancorp, Inc.	245,976
13,900	Cash America International, Inc.	476,353
25,800	Cedar Shopping Centers, Inc.	155,316
7,400	City Holding Company	206,312
32,900	Colonial Properties Trust	478,037
18,400	Columbia Banking System, Inc.	335,984
15,500	Community Bank System, Inc.	341,465
22,365	Delphi Financial Group, Inc.	545,930
72,467	DiamondRock Hospitality Company[a]	595,679
11,975	Dime Community Bancshares	147,652
69,400	East West Bancorp, Inc.	1,058,350
12,600	EastGroup Properties, Inc.	448,308
11,000	eHealth, Inc.[a]	125,070
20,100	Employers Holdings, Inc.	296,073
21,800	Entertainment Properties Trust	829,926
40,900	Extra Space Storage, Inc.	568,510
23,100	EZCORP, Inc.[a]	428,505
35,600	First BanCorp[a,b]	18,868
12,600	First Cash Financial Services, Inc.[a]	274,680
36,000	First Commonwealth Financial Corporation	189,000
23,400	First Financial Bancorp	349,830
9,800	First Financial Bankshares, Inc.	471,282
34,712	First Midwest Bancorp, Inc.	422,098
17,100	Forestar Real Estate Group, Inc.[a]	307,116
31,800	Franklin Street Properties Corporation	375,558
33,800	Glacier Bancorp, Inc.[b]	495,846
13,300	Hancock Holding Company	443,688
24,000	Hanmi Financial Corporation[a,b]	30,240
24,100	Hanmi Financial Corporation Rights, $1.20, expires 7/7/2010[a,c]	1,446
29,200	Healthcare Realty Trust, Inc.	641,524
10,120	Home Bancshares, Inc.	230,837
17,100	Home Properties, Inc.	770,697
18,400	Horace Mann Educators Corporation	281,520
9,900	Independent Bank Corporation (MA)	244,332
6,200	Infinity Property & Casualty Corporation	286,316
33,700	Inland Real Estate Corporation	266,904
20,500	Investment Technology Group, Inc.[a]	329,230
24,500	Kilroy Realty Corporation	728,385
29,700	Kite Realty Group Trust	124,146
19,900	LaBranche & Company, Inc.[a]	85,172
32,800	LaSalle Hotel Properties	674,696
52,759	Lexington Realty Trust	317,081
11,200	LTC Properties, Inc.	271,824
52,200	Medical Properties Trust, Inc.	492,768
14,100	Mid-America Apartment Communities, Inc.	725,727
15,700	Nara Bancorp, Inc.[a]	132,351
20,000	National Financial Partners[a,b]	195,400
59,200	National Penn Bancshares, Inc.	355,792
39,100	National Retail Properties, Inc.	838,304
6,100	Navigators Group, Inc.[a]	250,893
16,200	NBT Bancorp, Inc.	330,804
40,900	Old National Bancorp	423,724
19,900	optionsXpress Holdings, Inc.[a]	313,226
10,100	Parkway Properties, Inc.	147,157
23,100	Pennsylvania Real Estate Investment Trust[b]	282,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.6%)	Value
Financials (18.9%) - continued
15,700	Pinnacle Financial Partners, Inc.[a,b]	$201,745
8,100	Piper Jaffray Companies[a]	260,982
8,000	Portfolio Recovery Associates, Inc.[a,b]	534,240
22,800	Post Properties, Inc.	518,244
9,700	Presidential Life Corporation	88,270
27,500	PrivateBancorp, Inc.	304,700
15,300	ProAssurance Corporation[a]	868,428
8,500	PS Business Parks, Inc.	474,130
4,133	Rewards Network, Inc.	56,498
8,100	RLI Corporation	425,331
11,300	S&T Bancorp, Inc.[b]	223,288
7,100	Safety Insurance Group, Inc.	262,842
25,000	Selective Insurance Group, Inc.	371,500
19,200	Signature Bank[a]	729,792
7,300	Simmons First National Corporation	191,698
101,100	South Financial Group, Inc.	27,550
12,900	Sovran Self Storage, Inc.	444,147
12,600	Sterling Bancorp	113,400
47,800	Sterling Bancshares, Inc.	225,138
8,600	Stewart Information Services Corporation	77,572
17,900	Stifel Financial Corporation[a]	776,681
60,900	Susquehanna Bancshares, Inc.	507,297
13,326	SWS Group, Inc.	126,597
19,000	Tanger Factory Outlet Centers, Inc.	786,220
3,640	Tompkins Financial Corporation	137,410
21,100	Tower Group, Inc.	454,283
15,300	Tradestation Group, Inc.[a]	103,275
36,082	TrustCo Bank Corporation NYb	202,059
14,100	UMB Financial Corporation	501,396
53,700	Umpqua Holdings Corporation	616,476
18,000	United Bankshares, Inc.[b]	430,920
38,876	United Community Banks, Inc.[a]	153,560
10,400	United Fire & Casualty Company	206,128
10,200	Urstadt Biddle Properties	164,526
45,300	Whitney Holding Corporation	419,025
9,100	Wilshire Bancorp, Inc.[b]	79,625
14,600	Wintrust Financial Corporation	486,764
7,412	World Acceptance Corporation[a,b]	283,954

	Total Financials	35,249,897

Health Care (13.4%)
10,400	Abaxis, Inc.[a]	222,872
5,100	Air Methods Corporation[a]	151,725
30,500	Align Technology, Inc.[a,b]	453,535
3,800	Almost Family, Inc.[a]	132,734
13,433	Amedisys, Inc.[a,b]	590,649
35,400	American Medical Systems Holdings, Inc.[a]	783,048
24,300	AMERIGROUP Corporation[a]	789,264
15,400	AMN Healthcare Services, Inc.[a]	115,192
14,550	AmSurg Corporation[a]	259,281
6,000	Analogic Corporation	273,060
13,200	ArQule, Inc.[a]	56,760
11,200	Bio-Reference Laboratories, Inc.[a]	248,304
13,800	Cambrex Corporation[a]	43,470
6,100	Cantel Medical Corporation	101,870
18,300	Catalyst Health Solutions, Inc.[a]	631,350
23,000	Centene Corporation[a]	494,500
10,700	Chemed Corporation	584,648
4,600	Computer Programs and Systems, Inc.	188,232
13,650	CONMED Corporation[a]	254,300
21,900	Cooper Companies, Inc.	871,401
3,300	Corvel Corporation[a]	111,507
14,600	Cross Country Healthcare, Inc.[a]	131,254
13,450	CryoLife, Inc.[a]	72,495
27,400	Cubist Pharmaceuticals, Inc.[a]	564,440
11,200	Cyberonics, Inc.[a]	265,216
8,300	Dionex Corporation[a]	618,018
27,000	Eclipsys Corporation[a]	481,680
7,900	Emergent Biosolutions, Inc.[a]	129,086
15,697	Enzo Biochem, Inc.[a]	63,887
19,900	eResearch Technology, Inc.[a]	156,812
8,200	Genoptix, Inc.[a]	141,040
14,000	Gentiva Health Services, Inc.[a]	378,140
10,900	Greatbatch, Inc.[a]	243,179
12,000	Haemonetics Corporation[a]	642,240
15,000	Hanger Orthopedic Group, Inc.[a]	269,400
23,100	Healthspring, Inc.[a]	358,281
16,000	Healthways, Inc.[a]	190,720
4,500	Hi-Tech Pharmacal Company[a]	103,095
12,700	HMS Holding Corporation[a]	688,594
5,400	ICU Medical, Inc.[a]	173,718
9,800	Integra LifeSciences Holdings Corporation[a]	362,600
15,200	Invacare Corporation	315,248
15,900	inVentiv Health, Inc.[a]	407,040
6,400	IPC The Hospitalist Company, Inc.[a]	160,640
7,000	Kendle International, Inc.[a]	80,640
4,600	Kensey Nash Corporation[a]	109,066
4,400	Landauer, Inc.	267,872
8,750	LCA-Vision, Inc.[a]	48,475
7,200	LHC Group, Inc.[a]	199,800
15,600	Magellan Health Services, Inc.[a]	566,592
15,600	Martek Biosciences Corporation[a,b]	369,876
8,700	MedCath Corporation[a]	68,382
19,100	Meridian Bioscience, Inc.	324,700
13,200	Merit Medical Systems, Inc.[a]	212,124
6,300	Molina Healthcare, Inc.[a]	181,440
5,800	MWI Veterinary Supply, Inc.[a]	291,508
13,400	Natus Medical, Inc.[a]	218,286
10,550	Neogen Corporation[a]	274,827
15,800	Odyssey Healthcare, Inc.[a]	422,176
15,300	Omnicell, Inc.[a]	178,857
8,500	Osteotech, Inc.[a]	26,945
8,700	Palomar Medical Technologies, Inc.[a]	97,353
16,500	Par Pharmaceutical Companies, Inc.[a]	428,340
27,400	PAREXEL International Corporation[a]	594,032
14,400	PharMerica Corporation[a]	211,104
20,500	Phase Forward, Inc.[a]	341,940
26,800	PSS World Medical, Inc.[a]	566,820
8,900	Quality Systems, Inc.[b]	516,111
30,400	Regeneron Pharmaceuticals, Inc.[a]	678,528
11,700	RehabCare Group, Inc.[a]	254,826
12,000	Res-Care, Inc.[a]	115,920
26,700	Salix Pharmaceuticals, Ltd.[a]	1,042,101

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.6%)	Value
Health Care (13.4%) - continued
31,700	Savient Pharmaceuticals, Inc.[a,b]	$399,420
8,200	SurModics, Inc.[a,b]	134,562
16,900	Symmetry Medical, Inc.[a]	178,126
36,500	ViroPharma, Inc.[a]	409,165
15,600	West Pharmaceutical Services, Inc.	569,244
10,100	Zoll Medical Corporation[a]	273,710

	Total Health Care	24,927,393

Industrials (16.0%)
10,800	A.O. Smith Corporation	520,452
5,900	AAON, Inc.	137,529
18,300	AAR Corporation[a]	306,342
22,000	ABM Industries, Inc.	460,900
31,900	Actuant Corporation	600,677
10,700	Administaff, Inc.	258,512
7,000	Aerovironment, Inc.[a,b]	152,110
13,000	Albany International Corporation	210,470
7,100	Allegiant Travel Company[b]	303,099
4,200	American Science & Engineering, Inc.	320,082
13,100	Apogee Enterprises, Inc.	141,873
17,450	Applied Industrial Technologies, Inc.[b]	441,834
6,300	Applied Signal Technology, Inc.	123,795
11,900	Arkansas Best Corporation	246,925
9,300	Astec Industries, Inc.[a]	257,889
9,400	ATC Technology Corporation[a]	151,528
5,800	Azz, Inc.	213,266
7,000	Badger Meter, Inc.	270,830
19,800	Baldor Electric Company	714,384
20,400	Barnes Group, Inc.	334,356
21,925	Belden, Inc.	482,350
18,858	Bowne & Company, Inc.	211,587
24,600	Brady Corporation	613,032
23,500	Briggs & Stratton Corporation	399,970
4,300	Cascade Corporation	153,123
6,000	CDI Corporation	93,180
11,950	Ceradyne, Inc.[a]	255,371
8,000	Circor International, Inc.	204,640
23,700	CLARCOR, Inc.	841,824
17,800	Comfort Systems USA, Inc.	171,948
5,300	Consolidated Graphics, Inc.[a]	229,172
7,300	Cubic Corporation	265,574
21,500	Curtiss-Wright Corporation	624,360
14,200	Dolan Company[a]	157,904
18,100	Dycom Industries, Inc.[a]	154,755
31,100	EMCOR Group, Inc.[a]	720,587
8,900	Encore Wire Corporation[b]	161,891
9,700	EnPro Industries, Inc.[a]	273,055
12,400	ESCO Technologies, Inc.	319,300
14,100	Esterline Technologies Corporation[a]	669,045
6,500	Exponent, Inc.[a]	212,680
31,500	Federal Signal Corporation	190,260
13,600	Forward Air Corporation	370,600
8,700	G & K Services, Inc.	179,655
23,900	GenCorp, Inc.[a,b]	104,682
23,100	Geo Group, Inc.[a]	479,325
14,200	Gibraltar Industries, Inc.[a]	143,420
20,730	Griffon Corporation[a]	229,274
20,525	Healthcare Services Group, Inc.	388,949
24,648	Heartland Express, Inc.	357,889
8,200	Heidrick & Struggles International, Inc.	187,124
17,800	Hub Group, Inc.[a]	534,178
12,100	II-VI, Inc.[a]	358,523
18,400	Insituform Technologies, Inc.[a]	376,832
26,500	Interface, Inc.	284,610
13,200	John Bean Technologies Corporation	201,300
12,200	Kaman Corporation	269,864
15,700	Kaydon Corporation	515,902
12,500	Kelly Services, Inc.[a]	185,875
27,450	Knight Transportation, Inc.	555,588
1,900	Lawson Products, Inc.	32,262
5,850	Lindsay Manufacturing Company	185,386
8,000	Lydall, Inc.[a]	61,120
17,100	Mobile Mini, Inc.[a]	278,388
21,250	Moog, Inc.[a]	684,887
17,700	Mueller Industries, Inc.	435,420
8,460	NCI Building Systems, Inc.[a]	70,810
13,150	Old Dominion Freight Line, Inc.[a]	462,091
17,100	On Assignment, Inc.[a]	86,013
27,000	Orbital Sciences Corporation[a]	425,790
4,100	Powell Industries, Inc.[a]	112,094
17,775	Quanex Building Products Corporation	307,330
15,500	Robbins & Myers, Inc.	336,970
7,500	School Specialty, Inc.[a]	135,525
24,400	SFN Group, Inc.[a]	133,224
18,100	Simpson Manufacturing Company, Inc.	444,355
26,300	SkyWest, Inc.	321,386
6,000	Standard Register Company	18,840
5,900	Standex International Corporation	149,565
7,700	Stanley, Inc.[a]	287,826
18,900	Sykes Enterprises, Inc.[a]	268,947
17,000	Teledyne Technologies, Inc.[a]	655,860
29,006	Tetra Tech, Inc.[a]	568,808
15,300	Toro Company	751,536
9,800	Tredegar Corporation	159,936
7,800	Triumph Group, Inc.	519,714
20,700	TrueBlue, Inc.[a]	231,633
11,400	United Stationers, Inc.[a]	620,958
9,100	Universal Forest Products, Inc.	275,821
9,600	Viad Corporation	169,440
9,200	Vicor Corporation[a]	114,908
5,700	Volt Information Sciences, Inc.[a]	47,880
15,250	Watsco, Inc.	883,280
13,800	Watts Water Technologies, Inc.	395,508

	Total Industrials	29,929,562

Information Technology (18.6%)
12,300	Actel Corporation[a]	157,686
56,500	ADPT Corporation[a]	163,285
15,600	Advanced Energy Industries, Inc.[a]	191,724
9,400	Agilysys, Inc.	62,886
13,300	Anixter International, Inc.[a]	566,580
59,523	Arris Group, Inc.[a]	606,539
14,800	ATMI, Inc.[a]	216,672
13,613	Avid Technology, Inc.[a]	173,293
5,500	Bel Fuse, Inc.	90,805

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.6%)	Value
Information Technology (18.6%) - continued
29,550	Benchmark Electronics, Inc.[a]	$468,367
8,200	Black Box Corporation	228,698
21,000	Blackbaud, Inc.	457,170
20,000	Blue Coat Systems, Inc.[a]	408,600
33,100	Brightpoint, Inc.[a]	231,700
30,507	Brooks Automation, Inc.[a]	235,819
11,100	Cabot Microelectronics Corporation[a]	383,949
14,200	CACI International, Inc.[a]	603,216
18,500	Checkpoint Systems, Inc.[a]	321,160
32,500	CIBER, Inc.[a]	90,025
21,000	Cogent, Inc.[a]	189,210
18,600	Cognex Corporation	326,988
11,100	Cohu, Inc.	134,643
14,900	Coinstar, Inc.[a,b]	640,253
20,300	CommVault Systems, Inc.[a]	456,750
10,700	Compellent Technologies, Inc.[a]	129,684
11,600	comScore, Inc.[a]	191,052
13,300	Comtech Telecommunications Corporation[a]	398,069
20,400	Concur Technologies, Inc.[a]	870,672
16,000	CSG Systems International, Inc.[a]	293,280
15,900	CTS Corporation	146,916
33,125	CyberSource Corporation[a]	845,681
14,100	Cymer, Inc.[a]	423,564
77,000	Cypress Semiconductor Corporation[a]	773,080
16,200	Daktronics, Inc.[b]	121,500
18,900	DealerTrack Holdings, Inc.[a]	310,905
11,600	DG FastChannel, Inc.[a]	377,928
11,700	Digi International, Inc.[a]	96,759
16,450	Diodes, Inc.[a]	261,062
10,900	DSP Group, Inc.[a]	69,651
8,200	DTS, Inc.[a]	269,534
14,600	Ebix, Inc.[a,b]	228,928
12,900	Electro Scientific Industries, Inc.[a]	172,344
7,200	EMS Technologies, Inc.[a]	108,144
22,200	Epicor Software Corporation[a]	177,378
15,500	EPIQ Systems, Inc.[a]	200,415
20,600	Exar Corporation[a]	142,758
7,600	FARO Technologies, Inc.[a]	142,196
17,800	FEI Company[a]	350,838
7,000	Forrester Research, Inc.[a]	211,820
11,800	Gerber Scientific, Inc.[a]	63,130
45,500	Harmonic, Inc.[a]	247,520
17,800	Heartland Payment Systems, Inc.	264,152
10,200	Hittite Microwave Corporation[a]	456,348
11,000	Hutchinson Technology, Inc.[a]	47,630
16,800	InfoSpace, Inc.[a]	126,336
21,675	Insight Enterprises, Inc.[a]	285,243
8,200	Integral Systems, Inc.[a]	52,070
6,100	Interactive Intelligence, Inc.[a]	100,223
23,200	Intermec, Inc.[a]	237,800
10,500	Intevac, Inc.[a]	112,035
21,200	J2 Global Communication, Inc.[a]	463,008
17,200	JDA Software Group, Inc.[a]	378,056
6,400	Keithley Instruments, Inc.	56,512
14,100	Knot, Inc.[a]	109,698
31,300	Kopin Corporation[a]	106,107
32,900	Kulicke and Soffa Industries, Inc.[a]	230,958
10,300	Littelfuse, Inc.[a]	325,583
8,600	LoJack Corporation[a]	31,734
10,700	Manhattan Associates, Inc.[a]	294,785
8,200	MAXIMUS, Inc.	474,534
11,100	Mercury Computer Systems, Inc.[a]	130,203
17,500	Methode Electronics, Inc.	170,450
20,200	Micrel, Inc.	205,636
39,000	Microsemi Corporation[a]	570,570
4,300	MicroStrategy, Inc.[a]	322,887
23,500	MKS Instruments, Inc.[a]	439,920
7,700	MTS Systems Corporation	223,300
3,300	NCI, Inc.[a]	74,514
16,500	NETGEAR, Inc.[a]	294,360
16,500	NetScout Systems, Inc.[a]	234,630
14,100	Network Equipment Technologies, Inc.[a,b]	49,209
17,200	Newport Corporation[a]	155,832
14,700	Novatel Wireless, Inc.[a]	84,378
8,600	OSI Systems, Inc.[a]	238,822
9,650	Park Electrochemical Corporation	235,557
9,000	PC-Tel, Inc.[a]	45,360
14,400	Perficient, Inc.[a]	128,304
11,900	Pericom Semiconductor Corporation[a]	114,240
16,500	Phoenix Technologies, Ltd.[a]	47,685
18,900	Plexus Corporation[a]	505,386
19,800	Progress Software Corporation[a]	594,594
13,200	Radiant Systems, Inc.[a]	190,872
11,300	RadiSys Corporation[a]	107,576
7,400	Rogers Corporation[a]	205,498
14,600	Rudolph Technologies, Inc.[a]	110,230
12,600	ScanSource, Inc.[a]	314,118
12,700	Sigma Designs, Inc.[a,b]	127,127
83,000	Skyworks Solutions, Inc.[a]	1,393,570
14,300	Smith Micro Software, Inc.[a]	135,993
14,400	Sonic Solutions, Inc.[a,b]	120,240
10,500	Standard Microsystems Corporation[a]	244,440
5,600	StarTek, Inc.[a]	21,840
9,600	Stratasys, Inc.[a,b]	235,776
6,100	Supertex, Inc.[a]	150,426
20,550	Symmetricom, Inc.[a]	104,600
15,900	Synaptics, Inc.[a,b]	437,250
9,900	Synnex Corporation[a]	253,638
39,650	Take-Two Interactive Software, Inc.[a,b]	356,850
18,200	Taleo Corporation[a]	442,078
19,400	Technitrol, Inc.	61,304
32,100	Tekelec, Inc.[a]	425,004
15,000	TeleTech Holdings, Inc.[a]	193,350
23,600	Tessera Technologies, Inc.[a]	378,780
31,837	THQ, Inc.[a]	137,536
5,900	Tollgrade Communications, Inc.[a]	37,170
72,900	TriQuint Semiconductor, Inc.[a]	445,419
20,300	TTM Technologies, Inc.[a]	192,850
13,000	Tyler Technologies, Inc.[a]	201,760
11,200	Ultratech, Inc.[a]	182,224
40,900	United Online, Inc.	235,584
34,975	Varian Semiconductor Equipment Associates, Inc.[a]	1,002,384
19,000	Veeco Instruments, Inc.[a,b]	651,320
18,700	ViaSat, Inc.[a]	608,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.6%)	Value
Information Technology (18.6%) - continued
20,300	Websense, Inc.[a]	$383,670
18,200	Wright Express Corporation[a]	540,540

	Total Information Technology	34,679,364

Materials (3.8%)
14,800	A. Schulman, Inc.	280,608
7,900	A.M. Castle & Company[a]	109,731
11,800	AMCOL International Corporation	277,300
9,800	American Vanguard Corporation	77,714
11,800	Arch Chemicals, Inc.	362,732
13,200	Balchem Corporation	330,000
9,500	Brush Engineered Materials, Inc.[a]	189,810
18,400	Buckeye Technologies, Inc.[a]	183,080
26,100	Calgon Carbon Corporation[a]	345,564
27,000	Century Aluminum Company[a]	238,410
5,400	Clearwater Paper Corporation[a]	295,704
5,000	Deltic Timber Corporation	209,000
20,600	Eagle Materials, Inc.	534,158
23,000	H.B. Fuller Company	436,770
28,400	Headwaters, Inc.[a]	80,656
8,200	LSB Industries, Inc.[a]	109,142
13,263	Myers Industries, Inc.	107,298
6,900	Neenah Paper, Inc.	126,270
4,200	Olympic Steel, Inc.	96,474
14,500	OM Group, Inc.[a]	345,970
5,300	Penford Corporation[a]	34,344
43,500	PolyOne Corporation[a]	366,270
5,200	Quaker Chemical Corporation	140,868
14,100	RTI International Metals, Inc.[a]	339,951
8,600	Schweitzer-Mauduit International, Inc.	433,870
3,600	Stepan Company	246,348
13,000	Texas Industries, Inc.[b]	384,020
23,000	Wausau Paper Corporation[a]	155,710
10,150	Zep, Inc.	177,016

	Total Materials	7,014,788

Telecommunications Services (0.5%)
12,800	Cbeyond, Inc.[a]	160,000
20,900	General Communication, Inc.[a]	158,631
15,500	Neutral Tandem, Inc.[a]	174,375
14,100	NTELOS Holdings Corporation	242,520
10,400	USA Mobility, Inc.	134,368

	Total Telecommunications Services	869,894

Utilities (3.8%)
14,133	ALLETE, Inc.	483,914
8,750	American States Water Company	289,975
25,800	Avista Corporation	503,874
5,600	Central Vermont Public Service Corporation	110,544
7,400	CH Energy Group, Inc.	290,376
20,500	El Paso Electric Company[a]	396,675
10,500	Laclede Group, Inc.	347,865
19,350	New Jersey Resources Corporation	681,120
12,500	Northwest Natural Gas Company	544,625
17,000	NorthWestern Corporation	445,400
33,700	Piedmont Natural Gas Company, Inc.	$852,610
14,000	South Jersey Industries, Inc.	601,440
21,300	Southwest Gas Corporation	628,350
14,066	UIL Holdings Corporation	352,072
16,900	UniSource Energy Corporation	510,042

	Total Utilities	7,038,882

	Total Common Stock (cost $181,500,757)	183,852,356

Principal Amount	Long-Term Fixed Income (0.2%)
U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
400,000	0.875%, 12/31/2010[d]	401,250

	Total U.S. Government and Agencies	401,250

	Total Long-Term Fixed Income (cost $400,291)	401,250

Shares	Collateral Held for Securities Loaned (8.4%)
15,610,052	Thrivent Financial Securities Lending Trust	15,610,052

	Total Collateral Held for Securities Loaned (cost $15,610,052)	15,610,052

Principal Amount	Short-Term Investments (1.4%)[e]
	Jupiter Securitization Company, LLC
1,800,000	0.090%, 7/1/2010	1,800,000
	U.S. Treasury Bills
810,000	0.020%, 7/8/2010	809,997

	Total Short-Term Investments (at amortized cost)	2,609,997

	Total Investments (cost $200,121,097) 108.6%	$202,473,655

	Other Assets and Liabilities, Net (8.6%)	(16,095,925)

	Total Net Assets 100.0%	$186,377,730

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
d	At June 30, 2010, $401,250 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$40,486,742
Gross unrealized depreciation	(38,134,184)

Net unrealized appreciation (depreciation)	$2,352,558

Cost for federal income tax purposes	$200,121,097

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Small Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	28,418,472	28,418,472	—	—
Consumer Staples	6,415,656	6,415,656	—	—
Energy	9,308,448	9,308,448	—	—
Financials	35,249,897	35,248,451	—	1,446
Health Care	24,927,393	24,927,393	—	—
Industrials	29,929,562	29,929,562	—	—
Information Technology	34,679,364	34,679,364	—	—
Materials	7,014,788	7,014,788	—	—
Telecommunications Services	869,894	869,894	—	—
Utilities	7,038,882	7,038,882	—	—
Long-Term Fixed Income
U.S. Government and Agencies	401,250	—	401,250	—
Collateral Held for Securities Loaned	15,610,052	15,610,052	—	—
Short-Term Investments	2,609,997	—	2,609,997	—

Total	$202,473,655	$199,460,962	$3,011,247	$1,446

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	104,089	104,089	—	—

Total Liability Derivatives	$104,089	$104,089	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Small Cap Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Common Stock Financials	—	—	—	—	1,446	—	—	1,446

Total	$—	$—	$—	$—	$1,446	$—	—	$1,446

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	47	September 2010	$2,960,749	$2,856,660	($104,089)
Total Futures Contracts					($104,089)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,089
Total Equity Contracts		104,089

Total Liability Derivatives		$104,089

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(267,994)
Total Equity Contracts		(267,994)

Total		($267,994)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(217,371)
Total Equity Contracts		(217,371)

Total		($217,371)

The following table presents Small Cap Index Portfolio’s average volume of derivative  activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,674,117	1.3%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$24,200,701	$44,913,331	$53,503,980	15,610,052	$15,610,052	$127,458
Total Value and Income Earned	24,200,701				15,610,052	127,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (94.2%)	Value
Consumer Discretionary (11.4%)
19,500	Autoliv, Inc.[a]	$933,075
17,100	Bed Bath & Beyond, Inc.[a]	634,068
33,500	Burger King Holdings, Inc.	564,140
152,900	Coldwater Creek, Inc.[a,b]	513,744
36,400	Darden Restaurants, Inc.	1,414,140
36,200	Discovery Communications, Inc.[a]	1,292,702
50,550	Dollar Tree, Inc.[a]	2,104,397
54,900	International Game Technology	861,930
53,398	Leapfrog Enterprises, Inc.[a]	214,660
65,200	MGM Resorts International[a,b]	628,528
18,300	O’Reilly Automotive, Inc.[a]	870,348
52,500	Toll Brothers, Inc.[a]	858,900
13,100	VF Corporation	932,458
28,500	WMS Industries, Inc.[a]	1,118,625
70,900	Zumiez, Inc.[a]	1,142,198

	Total Consumer Discretionary	14,083,913

Consumer Staples (5.5%)
51,200	Avon Products, Inc.	1,356,800
44,600	BJ’s Wholesale Club, Inc.[a]	1,650,646
20,700	Clorox Company	1,286,712
56,200	H.J. Heinz Company	2,428,964

	Total Consumer Staples	6,723,122

Energy (12.0%)
33,100	Alpha Natural Resources, Inc.[a]	1,121,097
75,000	Forest Oil Corporation[a]	2,052,000
37,900	Frontline, Ltd.[b]	1,081,666
83,300	Nabors Industries, Ltd.[a]	1,467,746
106,100	Petrohawk Energy Corporation[a]	1,800,517
90,500	Quicksilver Resources, Inc.[a]	995,500
21,700	Range Resources Corporation	871,255
52,600	Sunoco, Inc.	1,828,902
45,600	Ultra Petroleum Corporation[a]	2,017,800
93,800	Weatherford International, Ltd.[a]	1,232,532
48,300	Willbros Group, Inc.[a]	357,420

	Total Energy	14,826,435

Financials (5.1%)
6,600	IntercontinentalExchange, Inc.[a]	745,998
46,800	Lazard, Ltd.	1,250,028
21,700	MSCI, Inc.[a]	594,580
26,400	PartnerRe, Ltd.	1,851,696
11,700	T. Rowe Price Group, Inc.	519,363
80,793	TCF Financial Corporation[b]	1,341,972

	Total Financials	6,303,637

Health Care (10.9%)
12,600	Alexion Pharmaceuticals, Inc.[a]	644,994
29,900	Beckman Coulter, Inc.	1,802,671
172,200	Boston Scientific Corporation[a]	998,760
25,100	C.R. Bard, Inc.	1,946,003
15,300	Cephalon, Inc.[a]	868,275
36,800	CIGNA Corporation	1,143,008
89,100	Hologic, Inc.[a]	1,241,163
115,400	King Pharmaceuticals, Inc.[a]	875,886
54,000	Myriad Genetics, Inc.[a]	807,300
20,900	Shire Pharmaceuticals Group plc ADR	1,282,842
20,500	Thermo Fisher Scientific, Inc.[a]	1,005,525
25,500	Vertex Pharmaceuticals, Inc.[a]	838,950

	Total Health Care	13,455,377

Industrials (17.9%)
47,200	Aecom Technology Corporation[a]	1,088,432
80,400	BE Aerospace, Inc.[a]	2,044,572
59,900	Delta Air Lines, Inc.[a]	703,825
49,700	Expeditors International of Washington, Inc.	1,715,147
18,100	Flowserve Corporation	1,534,880
24,699	FTI Consulting, Inc.[a]	1,076,629
68,500	Knight Transportation, Inc.	1,386,440
39,500	Pentair, Inc.	1,271,900
19,200	Precision Castparts Corporation	1,976,064
75,900	Quanta Services, Inc.[a]	1,567,335
19,600	Roper Industries, Inc.	1,096,816
62,900	Ryanair Holdings plc ADR[a]	1,703,961
38,600	Shaw Group, Inc.[a]	1,320,892
23,700	SPX Corporation	1,251,597
36,100	Stericycle, Inc.[a]	2,367,438

	Total Industrials	22,105,928

Information Technology (18.1%)
40,887	Akamai Technologies, Inc.[a]	1,658,786
65,700	Altera Corporation	1,630,017
263,800	Atmel Corporation[a]	1,266,240
26,300	Broadcom Corporation	867,111
46,500	Electronic Arts, Inc.[a]	669,600
45,700	F5 Networks, Inc.[a]	3,133,649
52,600	Juniper Networks, Inc.[a]	1,200,332
35,700	Marvell Technology Group, Ltd.[a]	562,632
52,260	Monster Worldwide, Inc.[a,b]	608,829
63,400	NETAPP, Inc.[a]	2,365,454
35,102	Netlogic Microsystems, Inc.[a,b]	954,774
95,300	Nuance Communications, Inc.[a]	1,424,735
92,600	NVIDIA Corporation[a]	945,446
62,900	Polycom, Inc.[a]	1,873,791
24,600	Riverbed Technology, Inc.[a]	679,452
75,700	Symantec Corporation[a]	1,050,716
54,800	Tyco Electronics, Ltd.	1,390,824

	Total Information Technology	22,282,388

Materials (10.0%)
28,100	Ecolab, Inc.	1,261,971
16,500	FMC Corporation	947,595
31,400	Newmont Mining Corporation	1,938,636
72,600	Owens-Illinois, Inc.[a]	1,920,270
89,300	Pactiv Corporation[a]	2,487,005
70,200	Pan American Silver Corporation	1,774,656
9,200	Randgold Resources, Ltd. ADR[b]	871,700
23,500	Rock-Tenn Company	1,167,245

	Total Materials	12,369,078

Telecommunications Services (3.3%)
53,200	NII Holdings, Inc.[a]	1,730,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (94.2%)	Value
Telecommunications Services (3.3%) - continued
66,800	SBA Communications Corporation[a]	$2,271,868

	Total Telecommunications Services	4,001,932

	Total Common Stock (cost $104,893,464)	116,151,810

	Collateral Held for Securities Loaned (4.9%)
6,016,382	Thrivent Financial Securities Lending Trust	6,016,382

	Total Collateral Held for Securities Loaned (cost $6,016,382)	6,016,382

Principal Amount	Short-Term Investments (5.7%)[c]
	Federal Home Loan Bank Discount Notes
2,300,000	0.050%, 7/7/2010	2,299,981
3,000,000	0.070%, 7/14/2010	2,999,924
	U.S. Treasury Bills
1,715,000	0.020%, 7/8/2010	1,714,993

	Total Short-Term Investments (at amortized cost)	7,014,898

	Total Investments (cost $117,924,744) 104.8%	$129,183,090

	Other Assets and Liabilities, Net (4.8%)	(5,859,694)

	Total Net Assets 100.0%	$123,323,396

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,324,405
Gross unrealized depreciation	(6,066,059)

Net unrealized appreciation (depreciation)	$11,258,346

Cost for federal income tax purposes	$117,924,744

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Mid Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	14,083,913	14,083,913	—	—
Consumer Staples	6,723,122	6,723,122	—	—
Energy	14,826,435	14,826,435	—	—
Financials	6,303,637	6,303,637	—	—
Health Care	13,455,377	13,455,377	—	—
Industrials	22,105,928	22,105,928	—	—
Information Technology	22,282,388	22,282,388	—	—
Materials	12,369,078	12,369,078	—	—
Telecommunications Services	4,001,932	4,001,932	—	—
Collateral Held for Securities Loaned	6,016,382	6,016,382	—	—
Short-Term Investments	7,014,898	—	7,014,898	—

Total	$129,183,090	$122,168,192	$7,014,898	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$2,701,775	$30,545,526	$27,230,919	6,016,382	$6,016,382	$19,270
Total Value and Income Earned	2,701,775				6,016,382	19,270

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.8%)	Value
Consumer Discretionary (13.9%)
109,200	American Eagle Outfitters, Inc.	$1,283,100
54,400	Autoliv, Inc.[a]	2,603,040
39,725	Bed Bath & Beyond, Inc.[a]	1,473,003
69,250	BorgWarner, Inc.[a]	2,585,795
90,600	Burger King Holdings, Inc.	1,525,704
448,608	Coldwater Creek, Inc.[a,b]	1,507,323
94,100	Darden Restaurants, Inc.	3,655,785
92,350	Discovery Communications, Inc.[a]	3,297,819
107,400	Dollar Tree, Inc.[a]	4,471,062
64,700	DreamWorks Animation SKG, Inc.[a]	1,847,185
90,050	Hasbro, Inc.	3,701,055
120,950	International Game Technology	1,898,915
72,850	Jack in the Box, Inc.[a]	1,416,932
99,800	KB Home	1,097,800
128,800	Leapfrog Enterprises, Inc.[a]	517,776
189,000	MGM Resorts International[a,b]	1,821,960
44,000	O’Reilly Automotive, Inc.[a]	2,092,640
125,725	Toll Brothers, Inc.[a]	2,056,861
36,700	VF Corporation	2,612,306
78,000	WMS Industries, Inc.[a]	3,061,500
152,825	Zumiez, Inc.[a,b]	2,462,011

	Total Consumer Discretionary	46,989,572

Consumer Staples (4.6%)
110,800	Avon Products, Inc.	2,936,200
110,600	BJ’s Wholesale Club, Inc.[a]	4,093,306
57,300	Clorox Company	3,561,768
116,000	H.J. Heinz Company	5,013,520

	Total Consumer Staples	15,604,794

Energy (10.7%)
92,600	Alpha Natural Resources, Inc.[a]	3,136,362
181,900	Forest Oil Corporation[a]	4,976,784
83,300	Frontline, Ltd.[b]	2,377,382
184,900	Nabors Industries, Ltd.[a]	3,257,938
236,625	Petrohawk Energy Corporation[a]	4,015,526
201,300	Quicksilver Resources, Inc.[a]	2,214,300
50,200	Range Resources Corporation	2,015,530
116,775	Sunoco, Inc.	4,060,267
124,200	Ultra Petroleum Corporation[a]	5,495,850
267,800	Weatherford International, Ltd.[a]	3,518,892
143,525	Willbros Group, Inc.[a]	1,062,085

	Total Energy	36,130,916

Financials (4.9%)
20,350	IntercontinentalExchange, Inc.[a]	2,300,160
129,250	Lazard, Ltd.	3,452,267
61,800	MSCI, Inc.[a]	1,693,320
57,600	PartnerRe, Ltd.	4,040,064
35,200	T. Rowe Price Group, Inc.	1,562,528
215,814	TCF Financial Corporation[b]	3,584,671

	Total Financials	16,633,010

Health Care (11.1%)
46,100	Alexion Pharmaceuticals, Inc.[a]	2,359,859
64,600	Beckman Coulter, Inc.	3,894,734
390,800	Boston Scientific Corporation[a]	2,266,640
67,575	C.R. Bard, Inc.	5,239,090
37,000	Cephalon, Inc.[a,b]	2,099,750
112,800	CIGNA Corporation	3,503,568
202,050	Hologic, Inc.[a]	2,814,557
34,800	Illumina, Inc.[a,b]	1,514,844
299,200	King Pharmaceuticals, Inc.[a]	2,270,928
38,700	Life Technologies Corporation[a]	1,828,575
151,850	Myriad Genetics, Inc.[a]	2,270,157
63,800	Shire Pharmaceuticals Group plc ADR	3,916,044
40,100	Thermo Fisher Scientific, Inc.[a]	1,966,905
51,300	Vertex Pharmaceuticals, Inc.[a]	1,687,770

	Total Health Care	37,633,421

Industrials (17.1%)
116,000	Aecom Technology Corporation[a]	2,674,960
209,500	BE Aerospace, Inc.[a]	5,327,585
37,800	C.H. Robinson Worldwide, Inc.	2,103,948
163,875	Delta Air Lines, Inc.[a]	1,925,531
139,295	Expeditors International of Washington, Inc.	4,807,070
45,300	Flowserve Corporation	3,841,440
58,647	FTI Consulting, Inc.[a]	2,556,423
145,600	Knight Transportation, Inc.[b]	2,946,944
104,675	Pentair, Inc.	3,370,535
48,450	Precision Castparts Corporation	4,986,474
175,200	Quanta Services, Inc.[a]	3,617,880
64,875	Roper Industries, Inc.	3,630,405
118,150	Ryanair Holdings plc ADR[a]	3,200,684
99,900	Shaw Group, Inc.[a]	3,418,578
62,500	SPX Corporation	3,300,625
92,800	Stericycle, Inc.[a]	6,085,824

	Total Industrials	57,794,906

Information Technology (17.0%)
75,514	Akamai Technologies, Inc.[a]	3,063,603
152,800	Altera Corporation	3,790,968
679,100	Atmel Corporation[a]	3,259,680
73,000	Broadcom Corporation	2,406,810
136,225	Electronic Arts, Inc.[a]	1,961,640
99,675	F5 Networks, Inc.[a]	6,834,715
71,450	Hewitt Associates, Inc.[a]	2,462,167
135,500	Juniper Networks, Inc.[a]	3,092,110
93,600	Marvell Technology Group, Ltd.[a]	1,475,136
46,200	McAfee, Inc.[a]	1,419,264
104,650	Monster Worldwide, Inc.[a,b]	1,219,173
157,375	NETAPP, Inc.[a]	5,871,661
104,302	Netlogic Microsystems, Inc.[a,b]	2,837,014
201,500	Nuance Communications, Inc.[a]	3,012,425
235,625	NVIDIA Corporation[a]	2,405,731
147,925	Polycom, Inc.[a]	4,406,686
69,600	Riverbed Technology, Inc.[a]	1,922,352
176,950	Symantec Corporation[a]	2,456,066
150,400	Tyco Electronics, Ltd.	3,817,152

	Total Information Technology	57,714,353

Materials (11.4%)
81,975	Celanese Corporation	2,041,997
79,300	Ecolab, Inc.	3,561,363
43,700	FMC Corporation	2,509,691
91,700	Newmont Mining Corporation	5,661,558
210,150	Owens-Illinois, Inc.[a]	5,558,467
227,500	Pactiv Corporation[a]	6,335,875
161,100	Pan American Silver Corporation	4,072,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (94.8%)	Value
Materials (11.4%) - continued
25,900	Randgold Resources, Ltd. ADR[b]	$2,454,025
66,300	Rock-Tenn Company	3,293,121
98,575	Rockwood Holdings, Inc.[a]	2,236,667
12,100	Walter Energy, Inc.	736,285

	Total Materials	38,461,657

Telecommunications Services (4.1%)
80,342	American Tower Corporation[a]	3,575,219
138,450	NII Holdings, Inc.[a]	4,502,394
168,600	SBA Communications Corporation[a,b]	5,734,086

	Total Telecommunications Services	13,811,699

	Total Common Stock (cost $320,254,412)	320,774,328

Shares	Collateral Held for Securities Loaned (6.8%)
23,039,914	Thrivent Financial Securities Lending Trust	23,039,914
	Total Collateral Held for Securities Loaned (cost $23,039,914)	23,039,914

Principal Amount	Short-Term Investments (5.2%)[c]
	Federal Home Loan Bank Discount Notes
$ 5,000,000	0.140%, 7/2/2010	4,999,981
5,000,000	0.090%, 7/7/2010	4,999,925
5,100,000	0.050%, 7/9/2010	5,099,943
	U.S. Treasury Bills
2,575,000	0.020%, 7/8/2010	2,574,990

	Total Short-Term Investments (at amortized cost)	17,674,839

	Total Investments (cost $360,969,165) 106.8%	$361,489,081

	Other Assets and Liabilities, Net (6.8%)	(23,080,019)

	Total Net Assets 100.0%	$338,409,062

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$36,323,886
Gross unrealized depreciation	(35,803,970)

Net unrealized appreciation (depreciation)	$519,916

Cost for federal income tax purposes	$360,969,165

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Mid Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	46,989,572	46,989,572	—	—
Consumer Staples	15,604,794	15,604,794	—	—
Energy	36,130,916	36,130,916	—	—
Financials	16,633,010	16,633,010	—	—
Health Care	37,633,421	37,633,421	—	—
Industrials	57,794,906	57,794,906	—	—
Information Technology	57,714,353	57,714,353	—	—
Materials	38,461,657	38,461,657	—	—
Telecommunications Services	13,811,699	13,811,699	—	—
Collateral Held for Securities Loaned	23,039,914	23,039,914	—	—
Short-Term Investments	17,674,839	—	17,674,839	—

Total	$361,489,081	$343,814,242	$17,674,839	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$10,479,037	$84,268,916	$71,708,039	23,039,914	$23,039,914	$38,612
Total Value and Income Earned	10,479,037				23,039,914	38,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.7%)	Value
Consumer Discretionary (13.8%)
244,040	CBS Corporation	$3,155,437
173,386	DISH Network Corporation	3,146,956
26,890	Fossil, Inc.[a]	933,083
66,530	Guess ?, Inc.	2,078,397
44,290	Hanesbrands, Inc.[a]	1,065,617
44,630	Harley-Davidson, Inc.	992,125
15,879	J.C. Penney Company, Inc.	341,081
218,000	Liberty Media Corporation - Interactive[a]	2,289,000
20,420	Mohawk Industries, Inc.[a]	934,419
167,894	Newell Rubbermaid, Inc.	2,457,968
2,518	NVR, Inc.[a]	1,649,366
37,330	Penn National Gaming, Inc.[a]	862,323
18,450	Sherwin-Williams Company	1,276,556
24,300	Snap-On, Inc.	994,113
66,600	TRW Automotive Holdings Corporation[a]	1,836,162
3,040	Washington Post Company	1,247,859

	Total Consumer Discretionary	25,260,462

Consumer Staples (5.2%)
8,410	Alberto-Culver Company	227,827
70,800	ConAgra Foods, Inc.	1,651,056
30,640	Hansen Natural Corporation[a]	1,198,331
35,390	Hormel Foods Corporation	1,432,587
23,428	J.M. Smucker Company	1,410,834
57,940	NBTY, Inc.[a]	1,970,539
82,870	Safeway, Inc.	1,629,224

	Total Consumer Staples	9,520,398

Energy (8.9%)
87,730	Forest Oil Corporation[a]	2,400,293
36,330	Helmerich & Payne, Inc.	1,326,772
147,120	Key Energy Services, Inc.[a]	1,350,562
90,019	Newfield Exploration Company[a]	4,398,328
83,249	Range Resources Corporation	3,342,447
168,010	Weatherford International, Ltd.[a]	2,207,651
17,361	Whiting Petroleum Corporation[a]	1,361,450

	Total Energy	16,387,503

Financials (28.0%)
27,649	Alexandria Real Estate Equities, Inc.[b]	1,752,117
36,252	Boston Properties, Inc.	2,586,218
44,560	Comerica, Inc.	1,641,145
31,970	Digital Realty Trust, Inc.[b]	1,844,030
127,978	Douglas Emmett, Inc.	1,819,847
36,333	Everest Re Group, Ltd.	2,569,470
153,070	Fifth Third Bancorp	1,881,230
123,111	First Horizon National Corporation[a]	1,409,621
142,130	Genworth Financial, Inc.[a]	1,857,639
130,575	Hartford Financial Services Group, Inc.	2,889,625
137,377	Host Hotels & Resorts, Inc.	1,851,842
162,568	Invesco, Ltd.	2,736,019
134,791	Janus Capital Group, Inc.	1,196,944
35,720	Lazard, Ltd.	954,081
55,073	Lincoln National Corporation	1,337,723
15,753	M&T Bank Corporation[b]	1,338,217
97,442	Marsh & McLennan Companies, Inc.	$2,197,317
97,990	Marshall & Ilsley Corporation	703,568
189,310	MFA Mortgage Investments, Inc.	1,400,894
113,989	Principal Financial Group, Inc.	2,671,902
60,730	Progressive Corporation	1,136,866
249,517	SLM Corporation[a]	2,592,482
111,852	SunTrust Banks, Inc.	2,606,152
17,120	Tanger Factory Outlet Centers, Inc.	708,425
29,000	Ventas, Inc.	1,361,550
155,853	W.R. Berkley Corporation	4,123,870
136,870	XL Group plc	2,191,289

	Total Financials	51,360,083

Health Care (6.4%)
103,639	Aetna, Inc.	2,733,997
7,280	Amedisys, Inc.[a]	320,102
65,519	Biogen Idec, Inc.[a]	3,108,876
27,389	C.R. Bard, Inc.	2,123,469
110,030	Hologic, Inc.[a]	1,532,718
53,786	Kinetic Concepts, Inc.[a]	1,963,727

	Total Health Care	11,782,889

Industrials (10.2%)
57,690	BE Aerospace, Inc.[a]	1,467,057
30,110	Cooper Industries plc	1,324,840
55,301	Eaton Corporation	3,618,897
60,630	Equifax, Inc.	1,701,278
221,920	JetBlue Airways Corporation[a,b]	1,218,341
40,620	Kansas City Southern, Inc.[a]	1,476,537
34,320	Parker Hannifin Corporation	1,903,387
59,970	Pentair, Inc.	1,931,034
60,977	Republic Services, Inc.	1,812,846
37,450	Ryder System, Inc.	1,506,613
47,780	Textron, Inc.[b]	810,827

	Total Industrials	18,771,657

Information Technology (6.4%)
46,784	Amphenol Corporation	1,837,676
54,900	BMC Software, Inc.[a]	1,901,187
46,231	CommScope, Inc.[a]	1,098,911
59,753	IAC InterActiveCorp[a]	1,312,773
39,770	McAfee, Inc.[a]	1,221,734
298,251	ON Semiconductor Corporation[a]	1,902,841
84,610	Parametric Technology Corporation[a]	1,325,839
119,884	Teradyne, Inc.[a]	1,168,869

	Total Information Technology	11,769,830

Materials (4.3%)
64,120	Celanese Corporation	1,597,229
24,070	CF Industries Holdings, Inc.	1,527,242
11,560	Cliffs Natural Resources, Inc.	545,170
40,200	Commercial Metals Company	531,444
20,370	FMC Corporation	1,169,849
45,640	International Paper Company	1,032,833
26,888	Pactiv Corporation[a]	748,831
58,280	Steel Dynamics, Inc.	768,713

	Total Materials	7,921,311

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.7%)	Value
Telecommunications Services (2.9%)
37,879	CenturyLink, Inc.	$1,261,749
184,970	Clearwire Corporation[a,b]	1,346,582
636,286	Sprint Nextel Corporation[a]	2,697,853

	Total Telecommunications Services	5,306,184

Utilities (12.6%)
33,220	Alliant Energy Corporation	1,054,403
172,240	CMS Energy Corporation[b]	2,523,316
47,172	DPL, Inc.	1,127,411
73,039	Edison International, Inc.	2,316,797
29,293	FirstEnergy Corporation	1,031,992
23,440	Great Plains Energy, Inc.	398,949
54,160	Northeast Utilities	1,379,997
116,244	NV Energy, Inc.	1,372,842
27,630	Pinnacle West Capital Corporation	1,004,627
105,856	PPL Corporation	2,641,107
34,990	Progress Energy, Inc.	1,372,308
32,370	Questar Corporation	1,472,511
72,530	SCANA Corporation	2,593,673
25,850	Sempra Energy	1,209,521
75,970	Xcel Energy, Inc.	1,565,742

	Total Utilities	23,065,196

	Total Common Stock (cost $179,227,172)	181,145,513

	Collateral Held for Securities Loaned (4.7%)
8,654,545	Thrivent Financial Securities Lending Trust	8,654,545

	Total Collateral Held for Securities Loaned (cost $8,654,545)	8,654,545

Principal Amount	Short-Term Investments (2.9%)[c]
	Jupiter Securitization Company, LLC
1,330,000	0.090%, 7/1/2010	1,330,000
	U.S. Treasury Bills
4,070,000	0.020%, 7/8/2010	4,069,984

	Total Short-Term Investments (at amortized cost)	5,399,984

	Total Investments (cost $193,281,701) 106.3%	$195,200,042

	Other Assets and Liabilities, Net (6.3%)	(11,635,502)

	Total Net Assets 100.0%	$183,564,540

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,401,821
Gross unrealized depreciation	(11,483,480)

Net unrealized appreciation (depreciation)	$1,918,341

Cost for federal income tax purposes	$193,281,701

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	25,260,462	25,260,462	—	—
Consumer Staples	9,520,398	9,520,398	—	—
Energy	16,387,503	16,387,503	—	—
Financials	51,360,083	51,360,083	—	—
Health Care	11,782,889	11,782,889	—	—
Industrials	18,771,657	18,771,657	—	—
Information Technology	11,769,830	11,769,830	—	—
Materials	7,921,311	7,921,311	—	—
Telecommunications Services	5,306,184	5,306,184	—	—
Utilities	23,065,196	23,065,196	—	—
Collateral Held for Securities Loaned	8,654,545	8,654,545	—	—
Short-Term Investments	5,399,984	—	5,399,984	—

Total	$195,200,042	$189,800,058	$5,399,984	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$9,806,665	$57,555,515	$58,707,635	8,654,545	$8,654,545	$27,996
Total Value and Income Earned	9,806,665				8,654,545	27,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (10.9%)
79,370	Aeropostale, Inc.[a]	$2,273,157
64,614	Autoliv, Inc.[a]	3,091,780
97,182	Career Education Corporation[a,b]	2,237,130
264,377	Chico’s FAS, Inc.	2,612,045
94,536	Dollar Tree, Inc.[a]	3,935,534
72,022	Guess ?, Inc.	2,249,967
100,734	Harman International Industries, Inc.[a]	3,010,939
269,600	Interpublic Group of Companies, Inc.[a]	1,922,248
74,600	Jarden Corporation	2,004,502
78,362	Kohl’s Corporation[a]	3,722,195
77,295	McGraw-Hill Companies, Inc.	2,175,081
58,400	Omnicom Group, Inc.	2,003,120
71,055	Panera Bread Company[a]	5,349,731
111,365	Toll Brothers, Inc.[a]	1,821,931
150,994	WMS Industries, Inc.[a]	5,926,515

	Total Consumer Discretionary	44,335,875

Consumer Staples (3.8%)
169,240	Flowers Foods, Inc.[b]	4,134,533
75,600	Hershey Company	3,623,508
94,144	Kroger Company	1,853,696
83,812	TreeHouse Foods, Inc.[a]	3,826,856
119,900	Tyson Foods, Inc.	1,965,161

	Total Consumer Staples	15,403,754

Energy (7.5%)
122,592	Alpha Natural Resources, Inc.[a]	4,152,191
102,100	Arch Coal, Inc.	2,022,601
72,928	Comstock Resources, Inc.[a]	2,021,564
53,300	ENSCO International plc ADR	2,093,624
189,660	Forest Oil Corporation[a]	5,189,098
62,127	Helmerich & Payne, Inc.	2,268,878
130,406	National Oilwell Varco, Inc.	4,312,526
58,555	Southwestern Energy Company[a]	2,262,565
201,600	Weatherford International, Ltd.[a]	2,649,024
26,300	Whiting Petroleum Corporation[a]	2,062,446
159,542	Willbros Group, Inc.[a]	1,180,611

	Total Energy	30,215,128

Financials (18.3%)
101,700	AmeriCredit Corporation[a,b]	1,852,974
103,300	Comerica, Inc.	3,804,539
58,642	Commerce Bancshares, Inc.	2,110,526
272,283	Cousins Properties, Inc.	1,835,187
192,373	Duke Realty Corporation	2,183,433
68,540	Eaton Vance Corporation	1,892,389
115,671	Endurance Specialty Holdings, Ltd.	4,341,133
177,235	Equity One, Inc.	2,764,866
81,100	Hanover Insurance Group, Inc.	3,527,850
306,220	HCC Insurance Holdings, Inc.	7,582,007
364,648	Host Hotels & Resorts, Inc.	4,915,455
23,549	IntercontinentalExchange, Inc.[a]	2,661,743
119,566	Invesco, Ltd.	2,012,296
500,100	KeyCorp	3,845,769
72,424	Lazard, Ltd.	1,934,445
209,091	New York Community Bancorp, Inc.[b]	3,192,820
79,033	Northern Trust Corporation	3,690,841
38,043	PartnerRe, Ltd.	2,668,336
151,600	People’s United Financial, Inc.	2,046,600
45,994	Rayonier, Inc. REIT	2,024,656
305,760	W.R. Berkley Corporation	8,090,410
116,177	Washington Federal, Inc.	1,879,744
150,872	Zions Bancorporation[b]	3,254,309

	Total Financials	74,112,328

Health Care (12.2%)
43,600	Alexion Pharmaceuticals, Inc.[a]	2,231,884
148,800	Align Technology, Inc.[a,b]	2,212,656
59,441	Beckman Coulter, Inc.	3,583,698
50,282	C.R. Bard, Inc.	3,898,363
171,962	Community Health Systems, Inc.[a]	5,814,035
179,671	Coventry Health Care, Inc.[a]	3,176,583
59,612	Henry Schein, Inc.[a]	3,272,699
190,440	Hologic, Inc.[a]	2,652,829
60,949	Kinetic Concepts, Inc.[a]	2,225,248
204,873	King Pharmaceuticals, Inc.[a]	1,554,986
83,331	Lincare Holdings, Inc.[a,b]	2,709,091
93,888	Masimo Corporation	2,235,473
54,544	NuVasive, Inc.[a,b]	1,934,130
51,368	Shire Pharmaceuticals Group plc ADR	3,152,968
52,012	United Therapeutics Corporation[a]	2,538,706
55,314	Varian Medical Systems, Inc.[a]	2,891,816
102,275	Vertex Pharmaceuticals, Inc.[a]	3,364,848

	Total Health Care	49,450,013

Industrials (12.7%)
79,731	CSX Corporation	3,957,050
49,200	FTI Consulting, Inc.[a]	2,144,628
72,262	IDEX Corporation	2,064,525
404,086	Manitowoc Company, Inc.	3,693,346
62,708	Manpower, Inc.	2,707,732
41,220	Navistar International Corporation[a]	2,028,024
155,234	Oshkosh Corporation[a]	4,837,091
54,782	Pall Corporation	1,882,857
40,882	Parker Hannifin Corporation	2,267,316
23,631	Precision Castparts Corporation	2,432,103
38,600	Regal-Beloit Corporation	2,153,108
40,749	Rockwell Collins, Inc.	2,164,994
64,373	Roper Industries, Inc.	3,602,313
124,400	Shaw Group, Inc.[a]	4,256,968
73,732	SPX Corporation	3,893,787
94,988	Tyco International, Ltd.	3,346,427
186,218	Werner Enterprises, Inc.	4,076,312

	Total Industrials	51,508,581

Information Technology (17.0%)
1,380,806	Atmel Corporation[a]	6,627,869
1,011,586	Compuware Corporation[a]	8,072,456
101,704	eBay, Inc.[a]	1,994,415
34,342	F5 Networks, Inc.[a]	2,354,831
151,051	FormFactor, Inc.[a]	1,631,351
354,500	JDS Uniphase Corporation[a]	3,488,280
130,132	Juniper Networks, Inc.[a]	2,969,612
81,582	Lam Research Corporation[a]	3,105,011
166,005	Maxim Integrated Products, Inc.	2,777,264
18,600	Netflix, Inc.[a]	2,020,890
96,358	Novellus Systems, Inc.[a]	2,443,639

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (96.4%)	Value
Information Technology (17.0%) - continued
115,576	Paychex, Inc.	$3,001,509
140,632	Polycom, Inc.[a]	4,189,427
543,087	Teradyne, Inc.[a,b]	5,295,098
458,900	TIBCO Software, Inc.[a]	5,534,334
280,800	ValueClick, Inc.[a]	3,001,752
187,100	VeriFone Systems, Inc.[a]	3,541,803
142,091	Xilinx, Inc.	3,589,219
128,060	Zebra Technologies Corporation[a]	3,248,882

	Total Information Technology	68,887,642

Materials (7.9%)
109,717	Albemarle Corporation	4,356,862
43,403	Ball Corporation	2,292,980
31,500	CF Industries Holdings, Inc.	1,998,675
37,300	Cliffs Natural Resources, Inc.	1,759,068
179,832	Commercial Metals Company	2,377,379
84,524	Crown Holdings, Inc.[a]	2,116,481
110,058	Owens-Illinois, Inc.[a]	2,911,034
134,580	Packaging Corporation of America	2,963,452
129,429	Sealed Air Corporation	2,552,340
80,324	Silgan Holdings, Inc.	2,279,595
171,800	Steel Dynamics, Inc.	2,266,042
205,400	Temple-Inland, Inc.	4,245,618

	Total Materials	32,119,526

Telecommunications Services (0.8%)
100,196	Telephone and Data Systems, Inc.	3,044,957

	Total Telecommunications Services	3,044,957

Utilities (5.3%)
82,247	Alliant Energy Corporation	2,610,520
121,560	DPL, Inc.	2,905,284
25,060	Entergy Corporation	1,794,797
65,118	EQT Corporation	2,353,364
34,642	FirstEnergy Corporation	1,220,438
56,783	National Fuel Gas Company	2,605,204
240,078	NV Energy, Inc.	2,835,321
84,682	Pepco Holdings, Inc.	1,327,814
88,085	Portland General Electric Company	1,614,598
85,166	UGI Corporation	2,166,623

	Total Utilities	21,433,963

	Total Common Stock (cost $380,944,389)	390,511,767

	Collateral Held for Securities Loaned (5.1%)
20,446,060	Thrivent Financial Securities Lending Trust	20,446,060

	Total Collateral Held for Securities Loaned (cost $20,446,060)	20,446,060

Principal Amount	Short-Term Investments (3.6%)[c]
	Federal Home Loan Bank Discount Notes
$5,500,000	0.050%, 7/7/2010	5,499,954
5,000,000	0.070%, 7/14/2010	4,999,873
	Jupiter Securitization Company, LLC
1,735,000	0.090%, 7/1/2010	1,735,000
	U.S. Treasury Bills
2,385,000	0.020%, 7/8/2010	2,384,991

	Total Short-Term Investments (at amortized cost)	14,619,818

	Total Investments (cost $416,010,267) 105.1%	$425,577,645

	Other Assets and Liabilities, Net (5.1%)	(20,615,160)

	Total Net Assets 100.0%	$404,962,485

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$48,591,966
Gross unrealized depreciation	(39,024,588)

Net unrealized appreciation (depreciation)	$9,567,378

Cost for federal income tax purposes	$416,010,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Mid Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	44,335,875	44,335,875	—	—
Consumer Staples	15,403,754	15,403,754	—	—
Energy	30,215,128	30,215,128	—	—
Financials	74,112,328	74,112,328	—	—
Health Care	49,450,013	49,450,013	—	—
Industrials	51,508,581	51,508,581	—	—
Information Technology	68,887,642	68,887,642	—	—
Materials	32,119,526	32,119,526	—	—
Telecommunications Services	3,044,957	3,044,957	—	—
Utilities	21,433,963	21,433,963	—	—
Collateral Held for Securities Loaned	20,446,060	20,446,060	—	—
Short-Term Investments	14,619,818	—	14,619,818	—

Total	$425,577,645	$410,957,827	$14,619,818	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$18,736,612	$70,925,943	$69,216,495	20,446,060	$20,446,060	$10,303
Total Value and Income Earned	18,736,612				20,446,060	10,303

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (13.0%)
3,833	99 Cents Only Stores[a]	$56,728
7,200	Aaron’s, Inc.	122,904
7,800	Advance Auto Parts, Inc.	391,404
8,350	Aeropostale, Inc.[a]	239,144
18,280	American Eagle Outfitters, Inc.	214,790
3,500	American Greetings Corporation	65,660
5,250	AnnTaylor Stores Corporation[a]	85,418
5,000	Bally Technologies, Inc.[a]	161,950
3,470	Barnes & Noble, Inc.	44,763
2,710	Bob Evans Farms, Inc.	66,720
10,520	BorgWarner, Inc.[a]	392,817
4,800	Boyd Gaming Corporation[a,b]	40,752
9,055	Brinker International, Inc.	130,935
7,900	Burger King Holdings, Inc.	133,036
5,900	Career Education Corporation[a]	135,818
5,300	Cheesecake Factory, Inc.[a]	117,978
15,600	Chico’s FAS, Inc.	154,128
2,900	Chipotle Mexican Grill, Inc.[a]	396,749
4,500	Coldwater Creek, Inc.[a,b]	15,120
5,800	Collective Brands, Inc.[a]	91,640
7,600	Corinthian Colleges, Inc.[a,b]	74,860
8,100	Dick’s Sporting Goods, Inc.[a]	201,609
11,340	Dollar Tree, Inc.[a]	472,084
6,800	DreamWorks Animation SKG, Inc.[a]	194,140
5,400	Dress Barn, Inc.[a]	128,574
13,700	Foot Locker, Inc.	172,894
4,400	Fossil, Inc.[a]	152,680
12,320	Gentex Corporation	221,514
5,200	Guess ?, Inc.	162,448
8,500	Hanesbrands, Inc.[a]	204,510
3,000	Harte-Hanks, Inc.	31,350
2,670	International Speedway Corporation	68,779
2,600	ITT Educational Services, Inc.[a,b]	215,852
5,100	J. Crew Group, Inc.[a]	187,731
3,800	John Wiley and Sons, Inc.	146,946
6,300	KB Home	69,300
3,800	Life Time Fitness, Inc.[a,b]	120,802
12,600	LKQ Corporation[a]	242,928
3,400	M.D.C. Holdings, Inc.	91,630
2,600	Matthews International Corporation	76,128
5,070	Mohawk Industries, Inc.[a]	232,003
600	NVR, Inc.[a]	393,018
2,900	Panera Bread Company[a]	218,341
10,600	PetSmart, Inc.	319,802
5,100	Phillips-Van Heusen Corporation	235,977
5,000	Regis Corporation	77,850
5,800	Rent-A-Center, Inc.[a]	117,508
4,000	Ryland Group, Inc.	63,280
14,150	Saks, Inc.[a,b]	107,399
2,210	Scholastic Corporation	53,305
5,600	Scientific Games Corporation[a]	51,520
21,700	Service Corporation International	160,580
6,020	Sotheby’s Holdings, Inc.	137,677
1,300	Strayer Education, Inc.[b]	270,257
3,400	Thor Industries, Inc.	80,750
3,700	Timberland Company[a]	59,755
12,600	Toll Brothers, Inc.[a]	206,136
3,300	Tractor Supply Company	201,201
5,700	Tupperware Brands Corporation	227,145
3,400	Under Armour, Inc.[a,b]	112,642
4,000	Warnaco Group, Inc.[a]	144,560
28,214	Wendy’s/Arby’s Group, Inc.	112,856
9,580	Williams-Sonoma, Inc.	237,776
4,700	WMS Industries, Inc.[a]	184,475

	Total Consumer Discretionary	10,301,026

Consumer Staples (3.8%)
7,600	Alberto-Culver Company	205,884
4,840	BJ’s Wholesale Club, Inc.[a]	179,128
6,410	Church & Dwight Company, Inc.	401,971
6,700	Corn Products International, Inc.	203,010
6,250	Energizer Holdings, Inc.[a]	314,250
6,700	Flowers Foods, Inc.	163,681
9,400	Green Mountain Coffee Roasters, Inc.[a,b]	241,580
6,400	Hansen Natural Corporation[a]	250,304
1,740	Lancaster Colony Corporation	92,847
5,700	NBTY, Inc.[a]	193,857
4,900	Ralcorp Holdings, Inc.[a]	268,520
3,710	Ruddick Corporation	114,973
13,100	Smithfield Foods, Inc.[a]	195,190
2,298	Tootsie Roll Industries, Inc.[b]	54,348
2,240	Universal Corporation	88,883

	Total Consumer Staples	2,968,426

Energy (5.8%)
14,400	Arch Coal, Inc.	285,264
5,000	Atwood Oceanics, Inc.[a]	127,600
3,500	Bill Barrett Corporation[a]	107,695
7,500	Cimarex Energy Company	536,850
4,300	Comstock Resources, Inc.[a]	119,196
5,678	Exterran Holdings, Inc.[a]	146,549
10,100	Forest Oil Corporation[a]	276,336
9,200	Frontier Oil Corporation	123,740
8,100	Helix Energy Solutions Group, Inc.[a]	87,237
9,200	Mariner Energy, Inc.[a,b]	197,616
11,900	Newfield Exploration Company[a]	581,434
4,900	Oceaneering International, Inc.[a]	220,010
2,300	Overseas Shipholding Group, Inc.[b]	85,192
6,700	Patriot Coal Corporation[a]	78,725
13,500	Patterson-UTI Energy, Inc.	173,745
12,539	Plains Exploration & Production Company[a]	258,429
15,520	Pride International, Inc.[a]	346,717
10,400	Quicksilver Resources, Inc.[a]	114,400
11,000	Southern Union Company	240,460
6,900	Superior Energy Services, Inc.[a]	128,823
4,600	Tidewater, Inc.	178,112
3,700	Unit Corporation[a]	150,183

	Total Energy	4,564,313

Financials (20.4%)
4,000	Affiliated Managers Group, Inc.[a]	243,080
4,000	Alexandria Real Estate Equities, Inc.[b]	253,480
15,000	AMB Property Corporation	355,650
6,635	American Financial Group, Inc.	181,268

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.8%)	Value
Financials (20.4%) - continued
8,590	AmeriCredit Corporation[a,b]	$156,510
16,900	Apollo Investment Corporation	157,677
9,100	Arthur J. Gallagher & Company	221,858
15,193	Associated Banc-Corp	186,266
7,070	Astoria Financial Corporation	97,283
6,400	BancorpSouth, Inc.[b]	114,432
4,300	Bank of Hawaii Corporation	207,905
5,600	BRE Properties, Inc.	206,808
10,600	Brown & Brown, Inc.	202,884
5,900	Camden Property Trust	241,015
6,800	Cathay General Bancorp[b]	70,244
3,920	City National Corporation	200,822
6,577	Commerce Bancshares, Inc.	236,706
5,300	Corporate Office Properties Trust	200,128
8,569	Cousins Properties, Inc.	57,755
5,400	Cullen/Frost Bankers, Inc.	277,560
23,100	Duke Realty Corporation	262,185
10,600	Eaton Vance Corporation	292,666
3,000	Equity One, Inc.[b]	46,800
2,700	Essex Property Trust, Inc.	263,358
5,310	Everest Re Group, Ltd.	375,523
5,500	Federal Realty Investment Trust	386,485
20,105	Fidelity National Financial, Inc.	261,164
9,000	First American Financial Corporation	114,120
17,900	First Niagara Financial Group, Inc.	224,287
9,298	FirstMerit Corporation	159,275
17,100	Fulton Financial Corporation	165,015
2,000	Greenhill & Company, Inc.	122,260
3,970	Hanover Insurance Group, Inc.	172,695
10,150	HCC Insurance Holdings, Inc.	251,314
6,300	Highwoods Properties, Inc.	174,888
10,900	Hospitality Properties Trust	229,990
4,500	International Bancshares Corporation	75,105
10,800	Jefferies Group, Inc.[b]	227,664
3,800	Jones Lang LaSalle, Inc.	249,432
10,100	Liberty Property Trust[b]	291,385
11,568	Macerich Company	431,718
7,100	Mack-Cali Realty Corporation	211,083
3,100	Mercury General Corporation	128,464
10,400	MSCI, Inc.[a]	284,960
10,700	Nationwide Health Properties, Inc.	382,739
38,311	New York Community Bancorp, Inc.[b]	585,009
8,600	NewAlliance Bancshares, Inc.	96,406
20,950	Old Republic International Corporation	254,124
8,100	Omega Healthcare Investors, Inc.	161,433
2,700	PacWest Bancorp	49,437
3,607	Potlatch Corporation	128,878
4,200	Prosperity Bancshares, Inc.	145,950
7,570	Protective Life Corporation	161,922
8,925	Raymond James Financial, Inc.	220,358
7,208	Rayonier, Inc. REIT	317,296
9,200	Realty Income Corporation[b]	279,036
7,300	Regency Centers Corporation	251,120
6,500	Reinsurance Group of America, Inc.	297,115
11,340	SEI Investments Company	230,883
11,200	Senior Housing Property Trust	225,232
7,000	SL Green Realty Corporation	385,280
4,200	StanCorp Financial Group, Inc.	170,268
3,730	SVB Financial Group[a]	153,788
68,200	Synovus Financial Corporation	173,228
10,920	TCF Financial Corporation[b]	181,381
5,800	Transatlantic Holdings, Inc.	278,168
5,000	Trustmark Corporation	104,100
14,303	UDR, Inc.	273,616
4,400	Unitrin, Inc.	112,640
13,895	Valley National Bancorp[b]	189,250
11,475	W.R. Berkley Corporation	303,629
7,640	Waddell & Reed Financial, Inc.	167,163
9,827	Washington Federal, Inc.	159,001
5,930	Webster Financial Corporation	106,384
9,200	Weingarten Realty Investors	175,260
2,620	Westamerica Bancorporation[b]	137,602
7,880	Wilmington Trust Corporation[b]	87,389

	Total Financials	16,216,252

Health Care (12.3%)
6,000	Affymetrix, Inc.[a]	35,400
6,230	Beckman Coulter, Inc.	375,607
1,800	Bio-Rad Laboratories, Inc.[a]	155,682
5,900	Charles River Laboratories International, Inc.[a,b]	201,839
8,500	Community Health Systems, Inc.[a]	287,385
5,810	Covance, Inc.[a]	298,169
10,140	Edwards Lifesciences Corporation[a]	568,043
10,200	Endo Pharmaceutical Holdings, Inc.[a]	222,564
4,500	Gen-Probe, Inc.[a]	204,390
21,900	Health Management Associates, Inc.[a]	170,163
8,880	Health Net, Inc.[a]	216,406
8,200	Henry Schein, Inc.[a]	450,180
5,550	Hill-Rom Holdings, Inc.	168,886
22,800	Hologic, Inc.[a]	317,604
5,200	IDEXX Laboratories, Inc.[a,b]	316,680
6,100	Immucor, Inc.[a]	116,205
3,400	Kindred Healthcare, Inc.[a]	43,656
5,600	Kinetic Concepts, Inc.[a]	204,456
5,000	LifePoint Hospitals, Inc.[a]	157,000
8,930	Lincare Holdings, Inc.[a,b]	290,314
4,800	Masimo Corporation	114,288
5,200	Medicis Pharmaceutical Corporation	113,776
4,200	Mednax, Inc.[a]	233,562
3,000	Mettler-Toledo International, Inc.[a]	334,890
10,620	Omnicare, Inc.	251,694
5,550	Owens & Minor, Inc.	157,509
7,250	Perrigo Company	428,258
10,600	Pharmaceutical Product Development, Inc.	269,346
5,100	Psychiatric Solutions, Inc.[a]	166,872
6,800	ResMed, Inc.[a]	413,508
5,300	STERIS Corporation	164,724
3,400	Techne Corporation	195,330
3,640	Teleflex, Inc.	197,579
5,200	Thoratec Corporation[a,b]	222,196
4,400	United Therapeutics Corporation[a]	214,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.8%)	Value
Health Care (12.3%) - continued
8,700	Universal Health Services, Inc.	$331,905
5,610	Valeant Pharmaceuticals International[a,b]	293,347
7,700	VCA Antech, Inc.[a]	190,652
18,020	Vertex Pharmaceuticals, Inc.[a]	592,858
3,800	Wellcare Health Plans, Inc.[a]	90,212

	Total Health Care	9,777,899

Industrials (14.5%)
3,900	Acuity Brands, Inc.	141,882
10,100	Aecom Technology Corporation[a]	232,906
8,330	AGCO Corporation[a]	224,660
11,500	AirTran Holdings, Inc.[a]	55,775
3,140	Alaska Air Group, Inc.[a]	141,143
3,660	Alexander & Baldwin, Inc.	108,995
3,000	Alliant Techsystems, Inc.[a]	186,180
9,470	AMETEK, Inc.	380,220
9,100	BE Aerospace, Inc.[a]	231,413
4,160	Brink’s Company	79,165
7,300	Bucyrus International, Inc.	346,385
5,340	Carlisle Companies, Inc.	192,934
2,100	Clean Harbors, Inc.[a]	139,461
4,830	Con-way, Inc.	144,997
6,100	Copart, Inc.[a]	218,441
3,100	Corporate Executive Board Company	81,437
10,100	Corrections Corporation of America[a]	192,708
4,200	Crane Company	126,882
4,500	Deluxe Corporation	84,375
6,900	Donaldson Company, Inc.	294,285
4,200	FTI Consulting, Inc.[a]	183,078
4,600	Gardner Denver, Inc.	205,114
4,120	GATX Corporation	109,922
5,400	Graco, Inc.	152,226
3,060	Granite Construction, Inc.	72,155
7,100	Harsco Corporation	166,850
4,890	Herman Miller, Inc.	92,274
4,030	HNI Corporation	111,188
5,330	Hubbell, Inc.	211,548
7,200	IDEX Corporation	205,704
7,840	JB Hunt Transport Services, Inc.	256,133
17,975	JetBlue Airways Corporation[a,b]	98,683
9,250	Joy Global, Inc.	463,332
9,100	Kansas City Southern, Inc.[a]	330,785
14,300	KBR, Inc.	290,862
7,340	Kennametal, Inc.	186,656
4,800	Kirby Corporation[a]	183,600
3,940	Korn/Ferry International[a]	54,766
4,500	Landstar System, Inc.	175,455
4,400	Lennox International, Inc.	182,908
3,800	Lincoln Electric Holdings, Inc.	193,762
7,370	Manpower, Inc.	318,236
2,700	Mine Safety Appliances Company	66,906
4,000	MSC Industrial Direct Company, Inc.	202,640
4,100	Navigant Consulting, Inc.[a]	42,558
3,090	Nordson Corporation	173,287
8,000	Oshkosh Corporation[a]	249,280
8,760	Pentair, Inc.	282,072
3,500	Regal-Beloit Corporation	195,230
3,748	Rollins, Inc.	77,546
7,600	Shaw Group, Inc.[a]	260,072
4,460	SPX Corporation	235,533
9,700	Terex Corporation[a]	181,778
4,700	Thomas & Betts Corporation[a]	163,090
7,100	Timken Company	184,529
3,800	Towers Watson & Company	147,630
6,995	Trinity Industries, Inc.	123,951
5,298	United Rentals, Inc.[a]	49,377
7,300	URS Corporation[a]	287,255
1,800	Valmont Industries, Inc.	130,788
4,300	Wabtec Corporation	171,527
7,000	Waste Connections, Inc.[a]	244,230
3,900	Werner Enterprises, Inc.	85,371
5,100	Woodward Governor Company	130,203

	Total Industrials	11,534,334

Information Technology (15.5%)
3,020	ACI Worldwide, Inc.[a]	58,799
6,890	Acxiom Corporation[a]	101,214
8,300	ADC Telecommunications, Inc.[a]	61,503
4,980	ADTRAN, Inc.	135,805
1,400	Advent Software, Inc.[a,b]	65,744
4,800	Alliance Data Systems Corporation[a]	285,696
8,100	ANSYS, Inc.[a]	328,617
9,400	AOL, Inc.[a]	195,426
10,770	Arrow Electronics, Inc.[a]	240,709
39,620	Atmel Corporation[a]	190,176
13,420	Avnet, Inc.[a]	323,556
11,900	Broadridge Financial Solutions, Inc.	226,695
23,180	Cadence Design Systems, Inc.[a]	134,212
8,300	CIENA Corporation[a,b]	105,244
8,474	CommScope, Inc.[a]	201,427
10,600	Convergys Corporation[a]	103,986
9,000	CoreLogic, Inc.	158,940
9,600	Cree, Inc.[a]	576,288
5,930	Diebold, Inc.	161,592
3,600	Digital River, Inc.[a]	86,076
3,210	DST Systems, Inc.	116,009
4,100	Equinix, Inc.[a,b]	333,002
7,200	F5 Networks, Inc.[a]	493,704
3,700	FactSet Research Systems, Inc.[b]	247,863
4,050	Fair Isaac Corporation	88,250
11,100	Fairchild Semiconductor International, Inc.[a]	93,351
5,400	Gartner, Inc.[a]	125,550
7,300	Global Payments, Inc.	266,742
7,300	Hewitt Associates, Inc.[a]	251,558
8,100	Informatica Corporation[a]	193,428
14,500	Ingram Micro, Inc.[a]	220,255
12,850	Integrated Device Technology, Inc.[a]	63,608
6,250	International Rectifier Corporation[a]	116,313
10,700	Intersil Corporation	129,577
3,600	Itron, Inc.[a]	222,552
7,560	Jack Henry & Associates, Inc.	180,533
11,300	Lam Research Corporation[a]	430,078
4,800	Lamar Advertising Company[a]	117,696
8,500	Lender Processing Services, Inc.	266,135

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.8%)	Value
Information Technology (15.5%) - continued
2,000	ManTech International Corporation[a]	$85,140
9,170	Mentor Graphics Corporation[a]	81,154
7,200	MICROS Systems, Inc.[a]	229,464
4,975	National Instruments Corporation	158,106
14,100	NCR Corporation[a]	170,892
3,700	Netflix, Inc.[a,b]	402,005
6,500	NeuStar, Inc.[a]	134,030
10,100	Parametric Technology Corporation[a]	158,267
4,440	Plantronics, Inc.	126,984
7,620	Polycom, Inc.[a]	227,000
5,400	Quest Software, Inc.[a]	97,416
23,140	RF Micro Devices, Inc.[a]	90,477
9,140	Rovi Corporation[a]	346,497
5,290	Semtech Corporation[a]	86,597
4,200	Silicon Laboratories, Inc.[a]	170,352
6,300	Solera Holdings, Inc.	228,060
3,800	SRA International, Inc.[a]	74,746
7,780	Sybase, Inc.[a]	503,055
12,880	Synopsys, Inc.[a]	268,806
4,580	Tech Data Corporation[a]	163,140
14,200	TIBCO Software, Inc.[a]	171,252
10,800	Trimble Navigation, Ltd.[a]	302,400
7,000	ValueClick, Inc.[a]	74,830
16,120	Vishay Intertechnology, Inc.[a]	124,769
5,200	Zebra Technologies Corporation[a]	131,924

	Total Information Technology	12,305,272

Materials (6.5%)
8,120	Albemarle Corporation	322,445
6,100	AptarGroup, Inc.	230,702
7,000	Ashland, Inc.	324,940
5,890	Cabot Corporation	142,008
4,000	Carpenter Technology Corporation	131,320
10,000	Commercial Metals Company	132,200
4,360	Cytec Industries, Inc.	174,357
3,100	Greif, Inc.	172,174
3,700	Intrepid Potash, Inc.[a,b]	72,409
11,000	Louisiana-Pacific Corporation[a]	73,590
6,160	Lubrizol Corporation	494,710
4,120	Martin Marietta Materials, Inc.[b]	349,417
1,680	Minerals Technologies, Inc.	79,867
1,100	NewMarket Corporation	96,052
6,900	Olin Corporation	124,821
9,100	Packaging Corporation of America	200,382
5,800	Reliance Steel & Aluminum Company	209,670
3,500	Rock-Tenn Company	173,845
11,300	RPM International, Inc.	201,592
4,100	Scotts Miracle-Gro Company	182,081
4,330	Sensient Technologies Corporation	112,277
4,600	Silgan Holdings, Inc.	130,548
8,880	Sonoco Products Company	270,662
19,000	Steel Dynamics, Inc.	250,610
9,600	Temple-Inland, Inc.	198,432
8,760	Valspar Corporation	263,851
5,200	Worthington Industries, Inc.	66,872

	Total Materials	5,181,834

Telecommunications Services (0.8%)
16,410	Cincinnati Bell, Inc.[a]	49,394
6,200	Syniverse Holdings, Inc.[a]	126,790
8,120	Telephone and Data Systems, Inc.	246,767
13,400	TW Telecom, Inc.[a]	223,512

	Total Telecommunications Services	646,463

Utilities (6.2%)
6,880	AGL Resources, Inc.	246,442
9,900	Alliant Energy Corporation	314,226
11,866	Aqua America, Inc.[b]	209,791
8,200	Atmos Energy Corporation	221,728
3,400	Black Hills Corporation	96,798
5,100	Cleco Corporation	134,691
10,230	DPL, Inc.	244,497
8,500	Dynegy, Inc.[a]	32,725
6,400	Energen Corporation	283,712
11,763	Great Plains Energy, Inc.	200,206
8,180	Hawaiian Electric Industries, Inc.[b]	186,340
4,330	IDACORP, Inc.	144,059
16,525	MDU Resources Group, Inc.	297,946
7,300	National Fuel Gas Company	334,924
9,540	NSTAR	333,900
19,800	NV Energy, Inc.	233,838
8,590	OGE Energy Corporation	314,050
7,275	PNM Resources, Inc.	81,335
16,000	Questar Corporation[a]	258,400
9,500	UGI Corporation	241,680
6,990	Vectren Corporation	165,384
9,620	Westar Energy, Inc.	207,888
4,410	WGL Holdings, Inc.	150,072

	Total Utilities	4,934,632

	Total Common Stock (cost $76,320,973)	78,430,451

	Collateral Held for Securities Loaned (8.7%)
6,899,558	Thrivent Financial Securities Lending Trust	6,899,558

	Total Collateral Held for Securities Loaned (cost $6,899,558)	6,899,558

Principal Amount	Short-Term Investments (1.2%)[c]
	Federal Home Loan Bank Discount Notes
100,000	0.045%, 7/9/2010	99,999
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010[d]	299,991

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (1.2%)[c]	Value
	U.S. Treasury Bills
540,000	0.020%, 7/8/2010	$539,998

	Total Short-Term Investments (at amortized cost)	939,988

	Total Investments (cost $84,160,519) 108.7%	$86,269,997

	Other Assets and Liabilities, Net (8.7%)	(6,940,976)

	Total Net Assets 100.0%	$79,329,021

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2010, $299,991 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,886,519
Gross unrealized depreciation	(11,777,041)

Net unrealized appreciation (depreciation)	$2,109,478

Cost for federal income tax purposes	$84,160,519

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Mid Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	10,301,026	10,301,026	—	—
Consumer Staples	2,968,426	2,968,426	—	—
Energy	4,564,313	4,564,313	—	—
Financials	16,216,252	16,216,252	—	—
Health Care	9,777,899	9,777,899	—	—
Industrials	11,534,334	11,534,334	—	—
Information Technology	12,305,272	12,305,272	—	—
Materials	5,181,834	5,181,834	—	—
Telecommunications Services	646,463	646,463	—	—
Utilities	4,934,632	4,934,632	—	—
Collateral Held for Securities Loaned	6,899,558	6,899,558	—	—
Short-Term Investments	939,988	—	939,988	—

Total	$86,269,997	$85,330,009	$939,988	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	22,021	22,021	—	—

Total Liability Derivatives	$22,021	$22,021	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	15	September 2010	$1,087,021	$1,065,000	($22,021)
Total Futures Contracts					($22,021)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,021
Total Equity Contracts		22,021

Total Liability Derivatives		$22,021

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts Futures	Net realized gains/(losses) on Futures contracts	113,900
Total Equity Contracts		113,900

Total		$113,900

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(81,909)
Total Equity Contracts		(81,909)

Total		($81,909)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,488,021	1.7%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$6,345,282	$19,364,234	$18,809,958	6,899,558	$6,899,558	$16,402
Total Value and Income Earned	6,345,282				6,899,558	16,402

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (86.4%)	Value
Australia (2.4%)
16,821	Australia & New Zealand Banking Group, Ltd.	$302,128
108,363	BHP Billiton, Ltd.	3,371,121
63,524	Downer EDI, Ltd.	190,321
12,053	Orica, Ltd.	253,540
43,135	Ramsay Health Care, Ltd.	507,417
19,341	Rio Tinto, Ltd.	1,063,648
117,606	Seek, Ltd.	684,807
47,735	United Group, Ltd.	539,707
20,209	Wesfarmer, Ltd.	483,022
21,342	Westpac Banking Corporation	376,183

	Total Australia	7,771,894

Austria (0.2%)
12,889	Andritz AG	718,920

	Total Austria	718,920

Belgium (0.5%)
3,392	Bekaert SA	565,474
5,695	Delhaize Group SA	413,241
24,834	Umicore	716,457

	Total Belgium	1,695,172

Bermuda (0.3%)
456,000	Midland Holdings, Ltd.	373,419
171,595	Yue Yuen Industrial Holdings, Ltd.	532,606

	Total Bermuda	906,025

Brazil (3.2%)
101,200	Banco Bradesco SA ADR	1,605,032
34,000	Lojas Renner SA	930,715
33,168	Multiplan Empreendimentos Imobiliarios SA	590,776
55,000	Petroleo Brasileiro SA ADR	1,639,000
27,500	Petroleo Brasileiro SA ADR	943,800
24,500	Souza Cruz SA	922,992
28,500	Ultrapar Participacoes SA ADR	1,347,765
29,700	Vale SA SP ADR	723,195
91,000	Vale SA SP PREF ADR	1,912,820

	Total Brazil	10,616,095

Canada (2.0%)
36,600	Bankers Petroleum, Ltd.[a]	241,341
39,343	Brookfield Asset Management, Inc.	889,523
9,200	Canadian Natural Resources, Ltd.	305,313
19,000	CGI Group, Inc.[a]	282,698
9,824	Enbridge, Inc.	457,518
24,749	Gildan Activewear, Inc.[a]	710,900
103,205	Golden Star Resources, Ltd.[a]	424,608
43,300	Grande Cache Coal Corporation[a]	223,699
7,508	Magna International, Inc.[a]	494,586
16,410	Petrobank Energy & Resources, Ltd.[a]	577,264
23,997	Rogers Communications, Inc.[a]	783,971
4,550	Royal Bank of Canada	216,687
34,400	Sino-Forest Corporation[a]	488,890
8,278	Suncor Energy, Inc.	243,612
3,926	Toronto-Dominion Bank	254,382

	Total Canada	6,594,992

Cayman Islands (0.5%)
185,000	China Shineway Pharmaceutical Group, Ltd.	562,641
894,690	Kingboard Laminates Holdings, Ltd.	752,310
20,033	Subsea 7, Inc.[a]	300,345

	Total Cayman Islands	1,615,296

Chile (0.3%)
14,200	Banco Santander Chile SA ADR	952,678

	Total Chile	952,678

China (1.5%)
4,247,350	Bank of China, Ltd.	2,142,794
2,258,900	Huaneng Power International, Inc.[a]	1,336,095
1,426,000	PetroChina Company, Ltd.	1,577,245

	Total China	5,056,134

Denmark (1.0%)
4,797	Carlsberg AS	365,572
3,297	Coloplast A/S	327,255
32,457	Danske Bank A/S ADR[a]	624,546
43,801	DSV AS	630,623
16,945	Novo Nordisk AS	1,369,021

	Total Denmark	3,317,017

Finland (0.9%)
60,129	Kemira Oyj	643,442
10,889	Kone Oyj	433,528
21,745	Outotec Oyj	676,261
23,948	Sampo Oyj	504,885
32,717	YIT Oyj	585,802

	Total Finland	2,843,918

France (5.8%)
6,419	Air Liquide	648,202
25,517	Alten, Ltd.	619,712
117,979	AXA SA	1,802,288
18,521	BNP Paribas SA	996,397
58,500	Cap Gemini SA	2,570,924
5,493	Christian Dior SA	527,204
29,192	Compagnie de Saint-Gobain	1,087,775
3,883	Dassault Systemes SA	237,287
10,983	Essilor International SA	652,631
11,799	Euler Hermes SAa	745,442
11,542	Eutelsat Communications	386,380
2,795	L’Oreal SA	273,646
15,743	Rhodia SA	260,828
14,331	Safran SA	399,747
7,597	Sanofi-Aventis	457,525
10,950	Schneider Electric SA	1,105,899
210	Seche Environnement SA	13,545
20,753	Societe Television Francaise 1	270,375
6,232	Technip SA	357,425
57,142	Total SA	2,550,631
5,250	Unibail-Rodamco	855,616
10,078	Valeo SAa	274,073
13,353	Vinci SA	554,412

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (86.4%)	Value
France (5.8%) - continued
73,850	Vivendi	$1,500,714

	Total France	19,148,678

Germany (3.7%)
31,728	Aixtron AG	750,054
6,839	Allianz AG	676,847
11,234	BASF SE	613,800
4,058	Continental AG	210,393
45,169	Daimler AGa	2,284,785
22,044	Demag Cranes AGa	669,062
10,257	Deutsche Bank AG	576,100
21,793	ElringKlinger AG	464,102
7,045	Hannover Rueckversicherung AG	301,902
8,988	Henkel AG & Company KGaA	438,870
8,291	Hochtief AG	494,994
5,371	K+S AG	246,820
25,370	ProSiebanSat.1 Media AG	371,377
12,299	Rheinmetall AG	702,449
5,753	SAP AG ADR	255,808
19,860	Siemens AG	1,776,187
26,543	Symrise AG	548,023
37,634	Tognum AG	701,880

	Total Germany	12,083,453

Hong Kong (3.1%)
210,000	China Mobile, Ltd.	2,086,947
290,000	Hang Lung Group, Ltd.	1,562,854
8,600	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 6/1/2011[a]	1,458
42,000	Hongkong Electric Holdings, Ltd.	250,164
393,850	Hutchison Whampoa, Ltd.	2,423,780
1,146,450	New World Development Company, Ltd.	1,861,198
280,000	PCCW, Ltd.	81,682
2,755,455	Shengli Oil & Gas Pipe Holdings, Ltd.	610,192
85,500	Swire Pacific, Ltd., Class A	970,531
217,500	Swire Pacific, Ltd., Class B	461,946

	Total Hong Kong	10,310,752

Hungary (0.4%)
7,200	Richter Gedeon Nyrt	1,272,959

	Total Hungary	1,272,959

India (2.0%)
84,000	Bharti Airtel, Ltd.	472,922
13,100	GlaxoSmithKline Pharmaceuticals, Ltd.	613,538
7,344	Grasim Industries, Ltd.	288,993
8,000	Grasim Industries, Ltd. GDR	314,919
23,300	Hero Honda Motors, Ltd.	1,022,119
102,000	Hindustan Unilever, Ltd.	586,384
21,800	Housing Development Finance Corporation	1,373,832
5,500	ICICI Bank, Ltd.	100,591
10,400	ICICI Bank, Ltd. ADR	375,856
6,300	Infosys Technologies, Ltd.	375,878
16,504	Infosys Technologies, Ltd. ADR	988,754
7,344	Samruddhi Cement, Ltd.[a]	77,093
8,000	Samruddhi Cement, Ltd. ADR[a,b]	83,979

	Total India	6,674,858

Indonesia (0.7%)
282,000	PT Astra International Tbk	1,489,944
840,200	PT Telekomunikasi Indonesia	712,165
7,300	Telekomunik Indonesia SP ADR	249,879

	Total Indonesia	2,451,988

Ireland (0.2%)
143,399	C&C Group plc	566,372

	Total Ireland	566,372

Israel (1.1%)
19,500	Check Point Software Technologies, Ltd.[a]	574,860
3,378	Delek Group, Ltd.	700,064
9,107	Elbit Systems, Ltd.	462,262
25,057	Teva Pharmaceutical Industries, Ltd.	1,309,160
14,000	Teva Pharmaceutical Industries, Ltd. ADR	727,860

	Total Israel	3,774,206

Italy (2.1%)
38,432	Astaldi SPA	194,298
27,052	Banca Generali SPA	258,029
37,357	Danieli & Company Officine Meccaniche SPA	677,429
380,550	Enel SPA	1,611,218
68,200	Eni SPA	1,251,818
43,404	Indesit Company SPA	487,066
94,635	Mediaset SPA	538,128
278,011	Parmalat SPA	646,143
17,848	Saipem SPA	543,591
39,542	Trevi Finanziaria SPA	567,359

	Total Italy	6,775,079

Japan (17.1%)
31,100	Aeon Company, Ltd.	329,079
14,500	Aisin Seiki Company, Ltd.	390,377
57,000	Alps Electric Company, Ltd.[a]	488,032
18,000	Asahi Diamond Industrial Company, Ltd.	277,199
38,000	Asahi Glass Company, Ltd.	356,814
65,000	Asics Corporation	595,133
156,950	Bridgestone Corporation	2,481,722
11,700	Canon, Inc.	436,053
36	Central Japan Railway Company	297,246
37,000	Chiba Bank, Ltd.	223,373
69,000	Chiyoda Corporation	501,080
22,000	Dai Nippon Printing Company, Ltd.	253,909
39,000	Daicel Chemical Industries, Ltd.	263,118
138,850	Daiichi Sankyo Company, Ltd.	2,480,678
29,777	Daiseki Company, Ltd.	619,486
62,550	Daito Trust Construction Company, Ltd.	3,542,123
449,300	Daiwa Securities Group, Inc.	1,896,923
148,000	Denki Kagaku Kogyo KK	688,876
14,900	Disco Corporation	942,634
32,200	East Japan Railway Company	2,144,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (86.4%)	Value
Japan (17.1%) - continued
26,900	Elpida Memory, Inc.[a]	$413,277
28,936	Exedy Corporation	741,832
20,700	Fuji Oil Company, Ltd.	304,333
76,000	Fujitsu, Ltd.	475,063
213,000	Hitachi, Ltd.[a]	773,681
50,100	Honda Motor Company, Ltd.	1,471,579
83,500	ITOCHU Corporation	652,758
12,900	Japan Petroleum Exploration Company	526,301
112,950	Kao Corporation	2,657,584
38,900	Keihin Corporation	671,732
10,849	Kintetsu World Express, Inc.	271,637
11,800	K’s Holdings Corporation	241,244
5,000	Kyocera Corporation	404,782
84,000	Marubeni Corporation	430,618
114,000	Minebea Company, Ltd.	631,519
20,200	Mitsubishi Corporation	417,907
47,000	MS and AD Insurance Group Holdings, Inc.	1,005,957
12,200	Murata Manufacturing Company, Ltd.	581,795
55,000	Nabtesco Corporation	847,807
20,608	Nichi-iko Pharmaceutical Company, Ltd.	767,296
32,740	Nifco, Inc.	675,101
16,004	Nippon Suisan Kaisha, Ltd.	51,950
355,100	Nissan Motor Company, Ltd.[a]	2,474,507
474	NTT DoCoMo, Inc.	717,773
16,900	Pigeon Corporation	623,482
86,500	Pioneer Corporation[a]	287,467
56,100	Resona Holdings, Inc.	684,644
41,500	Secom Company, Ltd.	1,842,852
28,100	Shin-Etsu Chemical Company, Ltd.	1,306,515
25,000	Softbank Corporation	663,082
217	Sony Financial Holdings, Inc.	723,860
227,950	Sumitomo Corporation	2,276,538
34,400	Sumitomo Electric Industries, Ltd.	400,895
468,500	Sumitomo Trust and Banking Company, Ltd.	2,385,210
62,000	Suruga Bank, Ltd.	562,704
12,400	Sysmex Corporation	704,245
42,000	Taiyo Yuden Company, Ltd.	564,025
16,100	Takeda Pharmaceutical Company, Ltd.	691,538
14,200	TDK Corporation	777,055
15,300	Tokai Rika Company, Ltd.	264,657
36,800	Tokio Marine Holdings, Inc.	967,466
13,300	Tokyo Electron, Ltd.	716,433
200,000	Tokyo Gas Company, Ltd.	913,029
68,000	Toray Industries, Inc.	325,929
11,310	Toyo Tanso Company, Ltd.	498,612
128,158	Tsubakimoto Chain Company	515,600
7,840	Yamada Denki Company, Ltd.	512,264

	Total Japan	56,624,045

Luxembourg (0.6%)
73,110	Acergy SA	1,082,461
27,000	Tenaris SA ADR	934,470

	Total Luxembourg	2,016,931

Malaysia (0.5%)
370,600	CIMB Group Holdings Berhad	797,920
199,400	Public Bank Berhad	734,408

	Total Malaysia	1,532,328

Mexico (1.2%)
172,000	Consorcio ARA SAB de CV	102,537
34,500	Fomento Economico Mexicano SAB de CV ADR	1,488,675
13,500	Grupo Aeroportuario del Sureste SAB de CV ADR	614,790
298,500	Grupo Financiero Banorte SAB de CV ADR	1,130,935
234,000	Organizacion Soriana SAB de CVa	599,425

	Total Mexico	3,936,362

Netherlands (2.3%)
34,050	Arcelor Mittal	913,238
11,531	Heineken NV	488,744
32,359	Imtech NV	832,831
63,855	Koninklijke (Royal) Ahold NV	789,841
70,042	Koninklijke (Royal) KPN NV	892,749
26,855	Koninklijke (Royal) Philips Electronics NV	801,906
50,258	Koninklijke DSM NV	1,997,758
36,015	Unilever NV	983,493

	Total Netherlands	7,700,560

Norway (2.3%)
28,737	Aker Solutions ASA	328,570
45,219	DnB NOR ASA	434,922
36,900	Schibsted ASA	707,619
136,204	Statoil ASA	2,623,925
107,400	Storebrand ASA[a]	552,181
60,083	Telenor ASA	756,878
38,230	TGS Nopec Geophysical Company ASA	440,917
61,850	Yara International ASA	1,738,560

	Total Norway	7,583,572

Philippines (0.4%)
2,321,000	Ayala Land, Inc.	654,406
595,000	Bank of the Philippine Islands	577,767

	Total Philippines	1,232,173

Poland (0.2%)
15,000	Bank Pekao SA	684,054

	Total Poland	684,054

Portugal (0.1%)
136,743	Electricidade de Portugal SA	406,918

	Total Portugal	406,918

Russia (0.4%)
25,500	LUKOIL ADR	1,306,980

	Total Russia	1,306,980

Singapore (2.2%)
1,047,000	Biosenors International Group, Ltd.[a]	572,172
905,725	CSE Global, Ltd.	563,319

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (86.4%)	Value
Singapore (2.2%) - continued
33,583	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	$2,400
140,250	Keppel Corporation, Ltd.	846,762
28,050	K-Green Trust[a]	21,048
871,000	Midas Holding, Ltd.	563,508
908,591	Osim International, Ltd.	580,296
232,000	Parkway Holdings, Ltd.	587,138
202,750	Singapore Airlines, Ltd.	2,102,337
365,000	Singapore Airport Terminal Services, Ltd.	695,725
50,000	United Overseas Bank, Ltd.	701,065

	Total Singapore	7,235,770

South Africa (0.8%)
106,600	Massmart Holdings, Ltd.	1,633,808
154,000	Truworths International, Ltd.	1,071,892

	Total South Africa	2,705,700

South Korea (2.8%)
12,181	Busan Bank	109,752
38,572	Eugene Technology Company, Ltd.	462,063
16,266	Hana Tour Service, Inc.	721,153
66,540	Iljin Display Company, Ltd.[a]	644,488
4,763	LG Innotek Company, Ltd.	625,074
20,530	Lock & Lock Company, Ltd.	626,745
3,700	POSCO	1,401,970
4,700	Samsung Electronics Company, Ltd.	2,003,592
1,780	Shinsegae Company, Ltd.	769,092
3,521	SK Telecom Company, Ltd.	461,442
102,507	SK Telecom Company, Ltd. ADR	1,509,928

	Total South Korea	9,335,299

Spain (0.5%)
10,991	Industria de Diseno Textil SA (Inditex)	626,693
51,000	Telefonica SA	944,709

	Total Spain	1,571,402

Sweden (1.2%)
38,848	Atlas Copco AB	567,980
35,108	Electrolux AB	802,592
2,608	Elekta AB	66,359
64,757	Hexagon AB	841,574
23,782	Hoganas AB	616,317
252,812	Niscayah Group AB	346,533
23,378	Svenska Cellulosa AB	274,955
12,356	Svenska Handelsbanken AB	302,274

	Total Sweden	3,818,584

Switzerland (8.0%)
14,562	ABB, Ltd.[a]	253,521
37,450	Adecco SA	1,786,534
5,050	Aryzta AG	194,897
2,994	Burckhardt Compression Holding AG	527,320
28,769	Compagnie Financiere Richemont SA	1,004,346
57,463	Credit Suisse Group	2,160,345
2,622	Givaudan SA	2,226,847
1,285	Helvetia Holding AG	337,238
27,950	Holcim, Ltd.	1,870,937
26,086	Meyer Burger Technology AGa	642,499
96,751	Nestle SA	4,664,997
88,778	Novartis AG	4,302,253
4,662	Pargesa Holding SA	305,693
10,907	Roche Holding AG	1,501,188
3,204	Schindler Holding AG	270,041
395	Sika AG	700,165
2,031	Swatch Group AG	572,766
24,183	UBS AGa	320,356
12,088	Zurich Financial Services AG	2,664,236

	Total Switzerland	26,306,179

Taiwan (0.7%)
383,000	Taiwan Mobile Company, Ltd.	780,368
850,951	Taiwan Semiconductor Manufacturing Company, Ltd.	1,590,463

	Total Taiwan	2,370,831

Thailand (1.3%)
240,100	PTT Exploration & Production pcl	1,052,242
233,600	PTT pcl	1,756,254
170,900	Siam Cement pcl	1,466,170

	Total Thailand	4,274,666

Turkey (0.7%)
314,982	Akbank TAS	1,508,687
30,000	BIM Birlesik Magazalar AS	831,442

	Total Turkey	2,340,129

United Kingdom (11.0%)
391,010	Aegis Group plc	619,727
13,979	Aggreko plc	295,537
35,235	Anglo American plc[a]	1,227,766
50,214	ASOS plc[a]	642,128
17,221	Associated British Foods plc	249,387
15,515	AstraZeneca plc	731,465
31,560	Babcock International Group plc	280,376
63,989	Barclays plc	255,411
51,094	BG Group plc	759,906
44,458	BHP Billiton plc	1,152,726
17,832	British American Tobacco plc	565,911
323,787	BT Group plc	624,982
783,704	Cable & Wireless Communications plc	676,213
113,237	Compass Group plc	861,434
16,033	Diageo plc	251,842
135,187	GlaxoSmithKline plc	2,295,573
164,446	Halma plc	669,848
42,200	HSBC Holdings plc ADR	1,923,898
9,034	Imperial Tobacco Group plc	252,415
155,971	Intermediate Capital Group plc	578,489
75,754	Invensys plc	271,189
1,518,309	Lloyds TSB Group plc[a]	1,198,450
83,885	Marks and Spencer Group plc	413,246
81,579	Micro Focus International plc	512,633
67,339	National Grid plc	491,636
6,307	Next plc	188,040
172,250	Pearson plc	2,265,372

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (86.4%)	Value
United Kingdom (11.0%) - continued
18,674	Pennon Group plc	$154,291
91,541	Persimmon plc[a]	475,130
29,120	Rio Tinto plc	1,278,783
64,604	Rolls-Royce Group plc[a]	539,235
30,089	Rotork plc	574,964
13,856	Shire, Ltd.	284,244
360,163	SIG plc[a]	542,854
299,954	Spirent plc	488,674
51,965	SSL International plc	625,793
74,888	Standard Chartered plc	1,823,550
105,797	Telecity Group plc[a]	630,309
431,598	Tesco plc	2,434,760
25,698	Ultra Electronics Holdings	586,954
23,267	Unilever plc	621,972
1,062,800	Vodafone Group plc	2,189,752
14,713	Whitbread plc	307,250
279,750	WPP plc	2,635,367

	Total United Kingdom	36,449,482

United States (0.2%)
16,920	iShares MSCI EAFE Growth Index Fund	813,344
	Total United States	813,344

	Total Common Stock (cost $290,320,908)	285,391,795

Principal Amount	Long-Term Fixed Income (9.2%)
Argentina (0.3%)
	Argentina Government International Bond
$2,850,000	1.985%, 12/15/2010[c]	254,402
2,920,000	3.169%, 12/15/2010[c]	222,650
150,000	7.000%, 3/28/2011	150,563
10,000	7.000%, 9/12/2013	8,888
40,000	2.260%, 3/31/2019[d]	14,429
230,000	2.500%, 3/31/2019[d]	82,513
361,146	5.450%, 12/31/2033	256,132

	Total Argentina	989,577

Brazil (0.6%)
	Brazil Government International Bond
880,000	6.000%, 1/17/2017	968,000
1,030,000	4.875%, 1/22/2021	1,031,544
50,000	7.125%, 1/20/2037	59,000
	Independencia International, Ltd.
88,740	12.000%, 12/30/2016[e]	33,278

	Total Brazil	2,091,822

Cayman Islands (0.1%)
	MCE Finance, Ltd.
170,000	10.250%, 5/15/2018[f]	176,588
	TGI International, Ltd.
180,000	9.500%, 10/3/2017	199,800

	Total Cayman Islands	376,388

Chile (0.1%)
	Corporacion Nacional del Cobre de Chile - Codelco
200,000	6.150%, 10/24/2036	219,006

	Total Chile	219,006

Colombia (0.2%)
	Colombia Government International Bond
300,000	7.375%, 3/18/2019	351,000
210,000	7.375%, 9/18/2037	246,750
200,000	6.125%, 1/18/2041	202,500

	Total Colombia	800,250

Costa Rica (0.1%)
	Costa Rica Government International Bond
30,000	6.548%, 3/20/2014	33,150
323,000	9.995%, 8/1/2020	434,435

	Total Costa Rica	467,585

Dominican Republic (0.2%)
	Dominican Republic International Bond
560,000	7.500%, 5/6/2021	576,800
100,000	8.625%, 4/20/2027	108,750

	Total Dominican Republic	685,550

Egypt (<0.1%)
	Egypt Government International Bond
125,000	6.875%, 4/30/2040[e]	121,875

	Total Egypt	121,875

El Salvador (0.1%)
	El Salvador Government International Bond
195,000	7.650%, 6/15/2035	206,700

	Total El Salvador	206,700

Gabon (<0.1%)
	Gabon Government International Bond
120,000	8.200%, 12/12/2017[e]	127,200

	Total Gabon	127,200

Germany (<0.1%)
	Deutsche Bank AG
1,100,000,000	10.500%, 8/19/2030[b,g]	129,683

	Total Germany	129,683

Indonesia (0.9%)
	Adaro Indonesia PT
120,000	7.625%, 10/22/2019	121,200
	Indonesia Government International Bond
49,000	6.875%, 1/17/2018	55,248
790,000	11.625%, 3/4/2019	1,135,624
465,000	5.875%, 3/13/2020	492,319
755,000	8.500%, 10/12/2035	953,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Indonesia (0.9%) - continued
$190,000	7.750%, 1/17/2038	$224,200

	Total Indonesia	2,981,778

Iraq (0.1%)
	Iraq Government International Bond
500,000	5.800%, 1/15/2028	402,500

	Total Iraq	402,500

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
230,000	9.125%, 4/30/2018	247,825
100,000	9.125%, 4/30/2018[e]	107,625

	Total Ireland	355,450

Ivory Coast (0.1%)
	Ivory Coast Government
	International Bond
332,000	2.450%, 6/30/2010	182,600

	Total Ivory Coast	182,600

Kazakhstan (0.5%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 7/2/2013[e]	107,250
600,000	11.750%, 1/23/2015	734,250
650,000	7.000%, 5/5/2020[e]	652,470
130,000	7.000%, 5/5/2020	130,494

	Total Kazakhstan	1,624,464

Lebanon (0.2%)
	Lebanon Government
	International Bond
270,000	4.000%, 12/31/2017	258,525
300,000	6.375%, 3/9/2020	300,009

	Total Lebanon	558,534

Lithuania (<0.1%)
	Lithuania Government
	International Bond
110,000	7.375%, 2/11/2020	115,363

	Total Lithuania	115,363

Luxembourg (0.2%)
	Gaz Capital SA
270,000	9.250%, 4/23/2019	310,500
	Gazprom International
197,910	7.201%, 2/1/2020	205,351

	Total Luxembourg	515,851

Malaysia (0.1%)
	Malaysia Government
	International Bond
280,000	7.500%, 7/15/2011	296,812
	Petronas Capital, Ltd.
170,000	5.250%, 8/12/2019	178,804

	Total Malaysia	475,616

Mexico (0.9%)
	Cemex Finance, LLC
340,000	9.500%, 12/14/2016	331,330
	Mexico Government
	International Bond
506,000	5.950%, 3/19/2019	561,660
140,000	5.125%, 1/15/2020	145,600
8,680,000	10.000%, 12/5/2024[h]	837,992
36,000	6.750%, 9/27/2034	41,490
260,000	6.050%, 1/11/2040	274,300
	Pemex Project Funding Master Trust
415,000	5.750%, 3/1/2018	434,748
	Petroleos Mexicanos
275,000	8.000%, 5/3/2019	327,250

	Total Mexico	2,954,370

Pakistan (0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	179,760

	Total Pakistan	179,760

Panama (0.2%)
	Panama Government International Bond
581,000	7.250%, 3/15/2015	672,508

	Total Panama	672,508

Peru (0.3%)
	Peru Government International Bond
41,000	7.125%, 3/30/2019	48,483
100,000	7.350%, 7/21/2025	119,750
417,000	8.750%, 11/21/2033	565,035
207,000	6.550%, 3/14/2037	228,735

	Total Peru	962,003

Philippines (0.8%)
	Philippines Government International Bond
100,000	9.875%, 1/15/2019	132,880
100,000	6.500%, 1/20/2020	109,800
100,000	7.500%, 9/25/2024	117,120
40,000	9.500%, 10/21/2024	53,552
920,000	10.625%, 3/16/2025	1,327,100
217,000	9.500%, 2/2/2030	293,493
100,000	7.750%, 1/14/2031	115,880

	Total Philippines	2,149,825

Qatar (0.3%)
	Qatar Government International Bond
100,000	6.550%, 4/9/2019	113,250
340,000	5.250%, 1/20/2020	355,300
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
500,000	5.298%, 9/30/2020	517,500

	Total Qatar	986,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfoilio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Romania (<0.1%)
	Romania Government International Bond
$57,000	6.500%, 6/18/2018	$68,305

	Total Romania	68,305

Russia (0.6%)
	Russia Government
	International Bond
200,000	5.000%, 4/29/2020	193,000
1,407,600	7.500%, 3/31/2030	1,586,787

	Total Russia	1,779,787

Serbia (<0.1%)
	Serbia Government International Bond
145,000	6.750%, 11/1/2024	141,375

	Total Serbia	141,375

South Africa (0.3%)
	Peermont Global Proprietary, Ltd.
290,000	7.750%, 4/30/2014	301,418
	South Africa Government International Bond
60,000	6.500%, 6/2/2014	66,600
100,000	6.875%, 5/27/2019	114,375
530,000	5.500%, 3/9/2020	547,888
110,000	5.875%, 5/30/2022	116,336

	Total South Africa	1,146,617

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
100,000	8.250%, 10/24/2012	106,558
290,000	7.400%, 1/22/2015	298,700

	Total Sri Lanka	405,258

Turkey (0.6%)
	Turkey Government International Bond
810,000	5.625%, 3/30/2021	801,899
700,000	7.250%, 3/5/2038	750,750
300,000	6.750%, 5/30/2040	300,750

	Total Turkey	1,853,399

Ukraine (0.3%)
	NAK Naftogaz Ukraine
110,000	9.500%, 9/30/2014	113,853
	Ukraine Government
	International Bond
615,000	4.950%, 10/13/2015	652,376
200,000	6.580%, 11/21/2016	185,260

	Total Ukraine	951,489

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
249,418	5.888%, 6/15/2019	257,836

	Total United Arab Emirates	257,836

United States (0.1%)
	J.P. Morgan Chase Bank NA
1,801,000,000	10.500%, 8/19/2030[b,g]	212,326

	Total United States	212,326

Uruguay (0.2%)
	Uruguay Government
	International Bond
140,000	9.250%, 5/17/2017	176,750
754	8.000%, 11/18/2022	909
150,000	7.875%, 1/15/2033	177,750
328,000	7.625%, 3/21/2036	380,480

	Total Uruguay	735,889

Venezuela (0.4%)
	Petroleos de Venezuela SA
370,000	5.000%, 10/28/2015	196,100
660,600	5.250%, 4/12/2017	353,421
	Venezuela Government
	International Bond
90,000	5.750%, 2/26/2016	56,250
100,000	13.625%, 8/15/2018	87,000
90,000	7.000%, 12/1/2018	52,200
140,000	7.750%, 10/13/2019	83,650
316,500	6.000%, 12/9/2020	166,954
455,000	8.250%, 10/13/2024	262,762
390,000	7.650%, 4/21/2025	210,600
	Total Venezuela	1,468,937

	Total Long-Term Fixed Income (cost $29,396,532)	30,353,526

Principal Amount	Short-Term Investments (2.6%)[i]
	Federal Home Loan Bank
	Discount Notes
3,650,000	0.010%, 7/2/2010	3,649,999
200,000	0.045%, 7/9/2010	199,998
	Federal National Mortgage
	Association Discount Notes
100,000	0.180%, 7/7/2010[j]	99,996
	U.S. Treasury Bills
4,785,000	0.020%, 7/8/2010	4,784,981
	Total Short-Term Investments (at amortized cost)	8,734,974
	Total Investments (cost $328,452,414) 98.2%	$324,480,295
	Other Assets and Liabilities, Net 1.8%	5,790,151

	Total Net Assets 100.0%	$330,270,446

a	Non-income producing security.
b	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Egypt Government International Bond	4/28/2010	$125,000
Gabon Government International Bond	7/9/2009	108,944
Independencia International, Ltd.	5/8/2008	98,243
KazMunaiGaz Finance Sub BV	4/28/2010	643,136
KazMunaiGaz Finance Sub BV	6/24/2008	99,499
VIP Finance Ireland, Ltd.	5/2/2008	100,930

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $176,588 or 0.1% of total net assets.
g	Principal amount is displayed in Indonesian Rupiah. Security is linked to Indonesian Government Bonds due 8/2030.
h	Principal amount is displayed in Mexican Pesos.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At June 30, 2010, $99,996 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,812,851
Gross unrealized depreciation	(22,784,970)

Net unrealized appreciation (depreciation)	$(3,972,119)

Cost for federal income tax purposes	$328,452,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	712,165	—	712,165	—
Consumer Cyclical	325,929	—	325,929	—
Consumer Discretionary	42,650,711	—	42,650,711	—
Consumer Staples	25,570,779	1,488,675	24,082,104	—
Energy	21,977,992	6,172,015	15,805,977	—
Financials	49,875,471	5,670,808	44,204,663	—
Health Care	23,990,245	727,860	23,262,385	—
Industrials	46,042,726	614,790	45,343,957	83,979
Information Technology	20,739,638	1,563,614	19,176,024	—
Materials	34,400,807	2,636,015	31,764,792	—
Technology	81,682	—	81,682	—
Telecommunications Services	13,148,513	1,759,807	11,388,706	—
Utilities	5,875,137	—	5,875,137	—
Long-Term Fixed Income
Basic Materials	340,206	—	340,206	—
Communications Services	355,450	—	355,450	—
Consumer Cyclical	478,006	—	478,006	—
Consumer Non-Cyclical	33,278	—	33,278	—
Energy	2,921,125	—	2,921,125	—
Financials	673,339	—	331,330	342,009
Foreign	167,450	—	167,450	—
Foreign Government	24,865,668	—	24,865,668	—
Transportation	199,800	—	199,800	—
Utilities	319,204	—	319,204	—
Short-Term Investments	8,734,974	—	8,734,974	—

Total	$324,480,295	$20,633,584	$303,420,723	$425,988

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	56,056	—	56,056	—

Total Asset Derivatives	$56,056	$—	$56,056	$—

Liability Derivatives
Futures Contracts	19,976	19,976	—	—
Foreign Currency Forward Contracts	118,320	—	118,320	—

Total Liability Derivatives	$138,296	$19,976	$118,320	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Common Stock Industrials	—	—	—	(33,819)	117,798	—	—	83,979
Long-Term Fixed Income Financials	—	(86)	—	(4,524)	346,619	—	—	342,009

Total	$—	($86)	$—	($38,343)	$464,417	$—	$—	$425,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	4	September 2010	$283,016	$263,040	($19,976)
Total Futures Contracts					($19,976)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	632,059	7/2/2010	$537,504	$532,037	($5,467)
British Pound	661,271	7/1/2010 - 7/2/2010	989,853	988,007	(1,846)
Canadian Dollar	940,703	7/2/2010 - 7/6/2010	887,802	883,622	(4,180)
Chinese Renminbi Yua	4,716,904	9/17/2010	691,000	696,513	5,513
Danish Krone	99,946	7/2/2010	16,496	16,407	(89)
EURO	889,997	7/2/2010	1,090,198	1,088,285	(1,913)
Hong Kong Dollar	37,480	7/2/2010	4,813	4,813	—
Indian Rupee	13,295,590	7/12/2010	284,000	285,841	1,841
Indian Rupee	11,187,800	7/12/2010	243,584	240,525	(3,059)
Indonesian Rupiah	3,343,597,001	7/12/2010	361,080	368,213	7,133
Israeli Shekel	807,890	7/1/2010 - 7/2/2010	208,470	207,812	(658)
Japanese Yen	105,076,073	7/1/2010 - 7/2/2010	1,184,826	1,188,441	3,615
Malaysian Ringgit	814,000	7/12/2010	244,489	251,376	6,887
Mexican Peso	8,524,987	9/15/2010	658,173	653,794	(4,379)
Norwegian Krone	1,019,577	7/2/2010	157,003	156,670	(333)
Singapore Dollar	971,256	7/2/2010	695,493	694,102	(1,391)
South Korea Won	273,760,001	7/12/2010	240,393	224,118	(16,275)
Swedish Krona	592,604	7/2/2010	76,150	75,999	(151)
Swiss Franc	708,951	7/2/2010	657,837	657,715	(122)
Total Foreign Currency Forward Contracts Purchases			$9,229,164	$9,214,290	($14,874)
Sales
Australian Dollar	299,765	7/2/2010 - 7/6/2010	$253,503	$252,327	$1,176
British Pound	366,651	7/6/2010	548,356	547,813	543
Canadian Dollar	879,515	7/6/2010	831,384	826,148	5,236
EURO	1,566,850	7/1/2010 - 7/6/2010	1,913,134	1,915,930	(2,796)
EURO	1,878,465	7/15/2010 - 9/15/2010	2,248,065	2,296,972	(48,907)
Hong Kong Dollar	5,440,793	7/6/2010	698,676	698,711	(35)
Indonesian Rupiah	6,434,721,889	7/12/2010	696,345	708,623	(12,278)
Japanese Yen	179,516,612	7/1/2010 - 7/6/2010	2,024,565	2,030,387	(5,822)
Malaysian Ringgit	814,000	7/12/2010	248,398	251,376	(2,978)
Mexican Peso	14,918,869	9/15/2010	1,163,563	1,144,148	19,415
Singapore Dollar	1,143,193	7/1/2010 - 7/6/2010	818,328	816,976	1,352
South Korea Won	273,759,999	7/12/2010	220,144	224,118	(3,974)
Swedish Krona	6,555,308	7/1/2010 - 7/6/2010	842,276	840,705	1,571
Swiss Franc	621,781	7/6/2010	576,952	576,845	107
Total Foreign Currency Forward Contracts Sales			$13,083,689	$13,131,079	($47,390)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($62,264)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	56,056
Total Foreign Exchange Contracts		56,056

Total Asset Derivatives		$56,056

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	19,976
Total Equity Contracts		19,976
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	118,320
Total Foreign Exchange Contracts		118,320

Total Liability Derivatives		$138,296

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,019,466)
Total Equity Contracts		(1,019,466)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	266,278
Total Foreign Exchange Contracts		266,278

Total		($753,188)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(29,147)
Total Equity Contracts		(29,147)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(107,889)
Total Foreign Exchange Contracts		(107,889)

Total		($137,036)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$5,006,842	1.6%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$14,582,315	4.7%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (96.6%)	Value
Australia (3.4%)
63,860	Australia & New Zealand Banking Group, Ltd.	$1,147,013
409,166	BHP Billiton, Ltd.	12,728,954
242,878	Downer EDI, Ltd.	727,673
46,968	Orica, Ltd.	987,992
164,068	Ramsay Health Care, Ltd.	1,930,009
75,480	Rio Tinto, Ltd.	4,150,981
77,708	Wesfarmer, Ltd.	1,857,326
82,121	Westpac Banking Corporation	1,447,500

	Total Australia	24,977,448

Belgium (0.6%)
21,890	Delhaize Group SA	1,588,385
94,952	Umicore	2,739,350

	Total Belgium	4,327,735

Bermuda (0.5%)
1,752,000	Midland Holdings, Ltd.	1,434,715
653,436	Yue Yuen Industrial Holdings, Ltd.	2,028,169

	Total Bermuda	3,462,884

Brazil (0.9%)
102,900	Petroleo Brasileiro SA ADR	3,531,528
115,600	Vale SA SP ADR[a]	2,814,860

	Total Brazil	6,346,388

Canada (3.4%)
140,200	Bankers Petroleum, Ltd.[b]	924,482
149,849	Brookfield Asset Management, Inc.	3,388,000
36,600	Canadian Natural Resources, Ltd.	1,214,614
73,200	CGI Group, Inc.[b]	1,089,130
38,513	Enbridge, Inc.	1,793,608
97,442	Gildan Activewear, Inc.[b]	2,798,963
393,466	Golden Star Resources, Ltd.[b]	1,618,806
166,800	Grande Cache Coal Corporation[b]	861,732
28,687	Magna International, Inc.[b]	1,889,742
62,414	Petrobank Energy & Resources, Ltd.[b]	2,195,571
91,525	Rogers Communications, Inc.[b]	2,990,080
17,516	Royal Bank of Canada[a]	834,174
132,800	Sino-Forest Corporation[b]	1,887,342
31,870	Suncor Energy, Inc.	937,899
15,118	Toronto-Dominion Bank[a]	979,560

	Total Canada	25,403,703

Cayman Islands (0.2%)
76,441	Subsea 7, Inc.[a,b]	1,146,044

	Total Cayman Islands	1,146,044

China (1.7%)
15,761,900	Bank of China, Ltd.	7,951,896
8,453,400	Huaneng Power International, Inc.[b]	5,000,022

	Total China	12,951,918

Denmark (1.4%)
19,200	Carlsberg AS	1,463,201
12,662	Coloplast A/S	1,256,810
123,304	Danske Bank A/S ADR[b]	2,372,647
66,486	Novo Nordisk AS	5,371,542

	Total Denmark	10,464,200

Finland (0.5%)
43,324	Kone Oyj	1,724,876
91,589	Sampo Oyj	1,930,928

	Total Finland	3,655,804

France (9.1%)
24,467	Air Liquide	2,470,721
441,975	AXA SA	6,751,765
70,797	BNP Paribas SA	3,808,754
215,800	Cap Gemini SAa	9,483,853
20,893	Christian Dior SA	2,005,258
109,350	Compagnie de Saint-Gobain[a]	4,074,685
14,769	Dassault Systemes SA	902,520
41,859	Essilor International SA	2,487,345
46,105	Eutelsat Communications	1,543,413
10,654	L’Oreal SA	1,043,085
60,458	Rhodia SA	1,001,660
54,518	Safran SA	1,520,718
29,111	Sanofi-Aventis	1,753,192
41,000	Schneider Electric SA	4,140,804
79,369	Societe Television Francaise 1	1,034,039
24,550	Technip SA	1,408,020
215,115	Total SA	9,602,025
21,500	Unibail-Rodamco	3,503,951
38,661	Valeo SAb	1,051,392
51,876	Vinci SA	2,153,875
294,700	Vivendi	5,988,629

	Total France	67,729,704

Germany (4.4%)
45,963	Aixtron AGa	1,086,572
26,113	Allianz AG	2,584,370
44,368	BASF SE	2,424,166
15,434	Continental AG	800,198
170,598	Daimler AGb	8,629,362
39,596	Deutsche Bank AG	2,223,970
28,021	Hannover Rueckversicherung AG	1,200,795
34,723	Henkel AG & Company KGaA	1,695,470
32,613	Hochtief AG	1,947,081
20,515	K+S AG	942,749
99,699	ProSiebanSat.1 Media AG	1,459,436
21,886	SAP AG ADR	973,164
75,315	Siemens AG	6,735,830

	Total Germany	32,703,163

Hong Kong (2.3%)
38,400	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 6/1/2011[b]	6,509
167,955	Hongkong Electric Holdings, Ltd.	1,000,388
1,451,300	Hutchison Whampoa, Ltd.	8,931,397
4,267,300	New World Development Company, Ltd.	6,927,725
1,074,000	PCCW, Ltd.	313,308

	Total Hong Kong	17,179,327

Indonesia (0.5%)
3,203,900	PT Telekomunikasi Indonesia	2,715,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (96.6%)	Value
Indonesia (0.5%) - continued
27,800	Telekomunik Indonesia SP ADR[a]	$951,594

	Total Indonesia	3,667,264

Israel (1.3%)
12,916	Delek Group, Ltd.	2,676,740
34,891	Elbit Systems, Ltd.	1,771,033
95,664	Teva Pharmaceutical Industries, Ltd.	4,998,183

	Total Israel	9,445,956

Italy (2.9%)
146,730	Astaldi SPA	741,814
103,434	Banca Generali SPA	986,582
29,256	Danieli & Company Officine Meccaniche SPA	530,525
1,460,100	Enel SPA[a]	6,181,947
255,600	Eni SPA	4,691,563
165,799	Indesit Company SPA	1,860,545
362,454	Mediaset SPA	2,061,042
1,057,424	Parmalat SPA	2,457,625
68,535	Saipem SPA	2,087,351

	Total Italy	21,598,994

Japan (23.1%)
119,800	Aeon Company, Ltd.	1,267,644
56,700	Aisin Seiki Company, Ltd.	1,526,509
225,400	Alps Electric Company, Ltd.[b]	1,929,866
151,000	Asahi Glass Company, Ltd.	1,417,864
585,700	Bridgestone Corporation	9,261,192
45,000	Canon, Inc.	1,677,125
134	Central Japan Railway Company	1,106,417
151,000	Chiba Bank, Ltd.	911,603
82,000	Dai Nippon Printing Company, Ltd.	946,388
159,000	Daicel Chemical Industries, Ltd.	1,072,710
520,400	Daiichi Sankyo Company, Ltd.	9,297,408
236,500	Daito Trust Construction Company, Ltd.	13,392,678
1,682,700	Daiwa Securities Group, Inc.	7,104,281
16,800	Disco Corporation	1,062,835
122,500	East Japan Railway Company	8,156,732
105,800	Elpida Memory, Inc.[b]	1,625,455
78,800	Fuji Oil Company, Ltd.	1,158,526
294,000	Fujitsu, Ltd.	1,837,742
814,000	Hitachi, Ltd.[b]	2,956,697
193,900	Honda Motor Company, Ltd.	5,695,394
319,300	ITOCHU Corporation	2,496,116
49,300	Japan Petroleum Exploration Company	2,011,369
419,400	Kao Corporation	9,868,000
47,000	K’s Holdings Corporation	960,887
19,700	Kyocera Corporation	1,594,840
329,000	Marubeni Corporation	1,686,586
80,400	Mitsubishi Corporation	1,663,351
171,445	MS and AD Insurance Group Holdings, Inc.	3,669,494
47,400	Murata Manufacturing Company, Ltd.	2,260,415
60,872	Nippon Suisan Kaisha, Ltd.	197,594
1,347,800	Nissan Motor Company, Ltd.[b]	9,392,115
1,854	NTT DoCoMo, Inc.	2,807,493
214,400	Resona Holdings, Inc.	2,616,536
157,700	Secom Company, Ltd.	7,002,837
104,000	Shin-Etsu Chemical Company, Ltd.	4,835,500
96,600	Softbank Corporation	2,562,147
826	Sony Financial Holdings, Inc.	2,755,336
867,200	Sumitomo Corporation	8,660,733
138,100	Sumitomo Electric Industries, Ltd.	1,609,408
1,734,100	Sumitomo Trust and Banking Company, Ltd.	8,828,588
61,800	Takeda Pharmaceutical Company, Ltd.	2,654,474
55,200	TDK Corporation	3,020,668
61,300	Tokai Rika Company, Ltd.	1,060,360
141,100	Tokio Marine Holdings, Inc.	3,709,498
51,100	Tokyo Electron, Ltd.	2,752,613
767,000	Tokyo Gas Company, Ltd.	3,501,463
193,000	Toray Industries, Inc.	925,064
30,010	Yamada Denki Company, Ltd.	1,960,847

	Total Japan	170,469,398

Luxembourg (0.1%)
70,622	Acergy SAa	1,045,624

	Total Luxembourg	1,045,624

Netherlands (3.7%)
129,200	Arcelor Mittal	3,465,208
44,287	Heineken NV	1,877,112
41,417	Imtech NV	1,065,959
250,088	Koninklijke (Royal) Ahold NV	3,093,409
267,704	Koninklijke (Royal) KPN NV	3,412,129
102,680	Koninklijke (Royal) Philips Electronics NV	3,066,087
189,128	Koninklijke DSM NV	7,517,849
138,085	Unilever NV	3,770,812

	Total Netherlands	27,268,565

Norway (3.0%)
109,873	Aker Solutions ASA	1,256,254
182,262	DnB NOR ASA	1,753,018
513,583	Statoil ASA	9,894,006
233,484	Telenor ASA	2,941,246
237,550	Yara International ASA	6,677,364

	Total Norway	22,521,888

Portugal (0.2%)
530,363	Electricidade de Portugal SA	1,578,248

	Total Portugal	1,578,248

Singapore (1.9%)
290,800	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[b]	20,782
544,350	Keppel Corporation, Ltd.	3,286,523
108,870	K-Green Trust[b]	81,693
755,900	Singapore Airlines, Ltd.	7,838,012
190,000	United Overseas Bank, Ltd.	2,664,047

	Total Singapore	13,891,057

South Korea (1.8%)
14,150	POSCO	5,361,589
25,110	SK Telecom Company, Ltd.	3,290,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (96.6%)	Value
South Korea (1.8%) - continued
299,640	SK Telecom Company, Ltd. ADR[a]	$4,413,697

	Total South Korea	13,066,060

Spain (0.8%)
42,196	Industria de Diseno Textil SA (Inditex)	2,405,961
205,000	Telefonica SA	3,797,363

	Total Spain	6,203,324

Sweden (1.0%)
143,322	Atlas Copco AB	2,095,451
135,215	Electrolux AB	3,091,105
9,918	Elekta AB	252,357
88,050	Svenska Cellulosa AB	1,035,580
47,495	Svenska Handelsbanken AB	1,161,904

	Total Sweden	7,636,397

Switzerland (12.4%)
55,697	ABB, Ltd.[b]	969,672
138,400	Adecco SA	6,602,305
19,207	Aryzta AG	741,267
110,709	Compagnie Financiere Richemont SA	3,864,924
216,520	Credit Suisse Group	8,140,160
9,727	Givaudan SA	8,261,076
4,910	Helvetia Holding AG	1,288,590
105,464	Holcim, Ltd.	7,059,621
361,739	Nestle SA	17,441,800
328,176	Novartis AG	15,903,673
17,840	Pargesa Holding SA	1,169,790
41,879	Roche Holding AG	5,764,029
12,194	Schindler Holding AG	1,027,740
7,804	Swatch Group AG	2,200,821
95,811	UBS AGb	1,269,222
45,576	Zurich Financial Services AG	10,045,104

	Total Switzerland	91,749,794

Thailand (0.9%)
889,600	PTT pcl	6,688,199

	Total Thailand	6,688,199

United Kingdom (14.6%)
53,161	Aggreko plc	1,123,903
135,475	Anglo American plc[b]	4,720,635
66,376	Associated British Foods plc	961,227
59,507	AstraZeneca plc	2,805,498
126,872	Babcock International Group plc	1,127,119
254,602	Barclays plc	1,016,240
202,083	BG Group plc	3,005,520
173,584	BHP Billiton plc	4,500,761
72,044	British American Tobacco plc	2,286,366
1,230,806	BT Group plc	2,375,733
2,992,051	Cable & Wireless Communications plc	2,581,667
431,306	Compass Group plc	3,281,096
60,991	Diageo plc	958,032
509,521	GlaxoSmithKline plc	8,652,036
158,100	HSBC Holdings plc ADR[a]	7,207,779
37,222	Imperial Tobacco Group plc	1,040,003
304,144	Invensys plc	1,088,793
5,820,114	Lloyds TSB Group plc[b]	4,594,003
319,706	Marks and Spencer Group plc	1,574,981
256,650	National Grid plc	$1,873,779
24,360	Next plc	726,280
638,300	Pearson plc	8,394,700
71,017	Pennon Group plc	586,768
113,744	Rio Tinto plc	4,994,981
245,424	Rolls-Royce Group plc[b]	2,048,500
52,640	Shire, Ltd.	1,079,863
104,029	Standard Chartered plc	2,533,144
1,653,899	Tesco plc	9,330,087
89,001	Unilever plc	2,379,171
3,986,987	Vodafone Group plc	8,214,635
56,461	Whitbread plc	1,179,067
1,037,000	WPP plc	9,768,995

	Total United Kingdom	108,011,362

	Total Common Stock (cost $771,955,740)	715,190,448

Shares	Collateral Held for Securities Loaned (4.3%)
31,575,411	Thrivent Financial Securities Lending Trust	31,575,411
	Total Collateral Held for Securities Loaned (cost $31,575,411)	31,575,411

Principal Amount	Short-Term Investments (1.7%)[c]
	Federal Home Loan Bank Discount Notes
5,000,000	0.050%, 7/9/2010 Jupiter Securitization Company, LLC	4,999,944
5,995,000	0.090%, 7/1/2010 U.S. Treasury Bills	5,995,000
1,555,000	0.020%, 7/8/2010	1,554,994

	Total Short-Term Investments (at amortized cost)	12,549,938

	Total Investments (cost $816,081,089) 102.6%	$759,315,797

	Other Assets and Liabilities, Net (2.6%)	(18,912,930)

	Total Net Assets 100.0%	$740,402,867

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,566,148
Gross unrealized depreciation	(92,331,440)

Net unrealized appreciation (depreciation)	$(56,765,292)

Cost for federal income tax purposes	$816,081,089

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner International Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	2,715,670	—	2,715,670	—
Consumer Cyclical	925,064	—	925,064	—
Consumer Discretionary	105,344,922	—	105,344,922	—
Consumer Staples	74,087,045	—	74,087,045	—
Energy	44,408,811	3,531,528	40,877,283	—
Financials	126,144,599	7,207,779	118,936,820	—
Health Care	64,206,419	—	64,206,419	—
Industrials	105,118,031	—	105,118,031	—
Information Technology	32,796,110	—	32,796,110	—
Materials	103,048,116	2,814,860	100,233,256	—
Technology	313,308	—	313,308	—
Telecommunications Services	37,776,411	5,365,291	32,411,120	—
Utilities	18,305,942	—	18,305,942	—
Collateral Held for Securities Loaned	31,575,411	31,575,411	—	—
Short-Term Investments	12,549,938	—	12,549,938	—

Total	$759,315,797	$50,494,869	$708,820,928	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	63,789	—	63,789	—

Total Asset Derivatives	$63,789	$—	$63,789	$—

Liability Derivatives
Foreign Currency Forward Contracts	97,596	—	97,596	—

Total Liability Derivatives	$97,596	$—	$97,596	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	2,245,661	7/2/2010	$1,910,385	$1,890,287	($20,098)
British Pound	1,673,024	7/2/2010 - 7/6/2010	2,502,176	2,499,663	(2,513)
Canadian Dollar	3,504,748	7/2/2010 - 7/6/2010	3,307,627	3,292,080	(15,547)
EURO	2,890,761	7/2/2010	3,541,181	3,534,801	(6,380)
Israeli Shekel	2,907,648	7/1/2010 - 7/2/2010	750,415	747,928	(2,487)
Japanese Yen	333,225,090	7/2/2010	3,758,506	3,768,875	10,369
Norwegian Krone	3,548,289	7/2/2010	546,395	545,236	(1,159)
Singapore Dollar	3,690,698	7/2/2010	2,642,820	2,637,532	(5,288)
South Korean Won	1,435,395,948	7/1/2010	1,160,450	1,174,662	14,212
Swedish Krona	1,949,714	7/2/2010	250,541	250,047	(494)
Swiss Franc	2,484,935	7/2/2010	2,305,776	2,305,348	(428)
Total Foreign Currency Forward Contracts Purchases			$22,676,272	$22,646,459	($29,813)
Sales
British Pound	1,416,372	7/6/2010	$2,118,299	$2,116,200	$2,099
Canadian Dollar	3,388,112	7/6/2010	3,202,664	3,182,521	20,143
EURO	4,637,275	7/1/2010 - 7/6/2010	5,665,993	5,670,427	(4,434)
Hong Kong Dollar	20,757,029	7/2/2010 - 7/6/2010	2,665,497	2,665,635	(138)
Japanese Yen	618,322,052	7/2/2010 - 7/6/2010	6,974,094	6,993,407	(19,313)
Singapore Dollar	4,393,159	7/1/2010 - 7/6/2010	3,144,868	3,139,539	5,329
South Korean Won	1,435,395,948	7/1/2010	1,160,450	1,174,662	(14,212)
Swedish Krona	24,109,765	7/6/2010	3,098,145	3,092,026	6,119
Swiss Franc	2,398,409	7/6/2010	2,225,489	2,225,076	413
Total Foreign Currency Forward Contracts Sales			$30,255,499	$30,259,493	($3,994)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($33,807)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	63,789
Total Foreign Exchange Contracts		63,789

Total Asset Derivatives		$63,789

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	97,596
Total Foreign Exchange Contracts		97,596

Total Liability Derivatives		$97,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(260,880)
Total Foreign Exchange Contracts		(260,880)

Total		($260,880)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(34,361)
Total Foreign Exchange Contracts		(34,361)

Total		($34,361)

The following table presents Partner International Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$11,919,383	1.4%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 – June 30, 2010
Thrivent Financial Securities Lending Trust	$13,880,242	$204,398,924	$186,703,755	31,575,411	$31,575,411	$466,282
Total Value and Income Earned	13,880,242				31,575,411	466,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (98.9%)	Value
Consumer Discretionary (11.8%)
650	Amazon.com, Inc.[a]	$71,019
200	Chipotle Mexican Grill, Inc.[a]	27,362
800	Kohl’s Corporation[a]	38,000
2,500	Lowe’s Companies, Inc.	51,050
950	Omnicom Group, Inc.	32,585
200	Priceline.com, Inc.[a]	35,308
1,900	Starbucks Corporation	46,170
2,650	Target Corporation	130,300

	Total Consumer Discretionary	431,794

Consumer Staples (10.0%)
1,000	Costco Wholesale Corporation	54,830
4,850	CVS Caremark Corporation	142,202
1,300	PepsiCo, Inc.	79,235
1,500	Procter & Gamble Company	89,970

	Total Consumer Staples	366,237

Energy (6.0%)
1,500	Cameron International Corporation[a]	48,780
850	FMC Technologies, Inc.[a]	44,761
1,900	Noble Corporation[a]	58,729
2,300	Suncor Energy, Inc.	67,712

	Total Energy	219,982

Financials (13.0%)
1,200	AFLAC, Inc.	51,204
4,400	Charles Schwab Corporation	62,392
650	Franklin Resources, Inc.	56,024
1,400	Northern Trust Corporation	65,380
2,900	SunTrust Banks, Inc.	67,570
800	T. Rowe Price Group, Inc.	35,512
3,100	Wells Fargo & Company	79,360
2,600	Zions Bancorporation	56,082

	Total Financials	473,524

Health Care (16.4%)
1,000	Allergan, Inc.	58,260
2,800	Dentsply International, Inc.	83,748
3,300	Gilead Sciences, Inc.[a]	113,124
2,700	Novartis AG ADR	130,464
1,500	St. Jude Medical, Inc.[a]	54,135
2,500	Stryker Corporation	125,150
650	Varian Medical Systems, Inc.[a]	33,982

	Total Health Care	598,863

Industrials(10.2%)
1,000	3M Company	78,990
1,150	C.H. Robinson Worldwide, Inc.	64,009
1,100	Cooper Industries plc	48,400
2,000	Danaher Corporation	74,240
600	Deere & Company	33,408
900	Emerson Electric Company	39,321
1,000	Expeditors International of Washington, Inc.	34,510

	Total Industrials	372,878

Information Technology (26.7%)
650	Apple, Inc.[a]	163,494
5,200	Cisco Systems, Inc.[a]	110,812
1,100	Cognizant Technology Solutions Corporation[a]	55,066
270	Google, Inc.[a]	120,137
3,350	Hewlett-Packard Company	144,988
1,000	Linear Technology Corporation	27,810
200	MasterCard, Inc.	39,906
3,300	Microsoft Corporation	75,933
1,000	Netflix, Inc.[a]	108,650
3,950	QUALCOMM, Inc.	129,718

	Total Information Technology	976,514

Materials (3.1%)
2,500	Ecolab, Inc.	112,275

	Total Materials	112,275

Utilities (1.7%)
1,400	Questar Corporation	63,686

	Total Utilities	63,686

	Total Common Stock (cost $3,892,553)	3,615,753

	Total Investments (cost $3,892,553) 98.9%	$3,615,753

	Other Assets and Liabilities, Net 1.1%	38,750

	Total Net Assets 100.0%	$3,654,503

a	Non-income producing security.

Definitions:

ADR-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$179,437
Gross unrealized depreciation	(456,237)

Net unrealized appreciation (depreciation)	$(276,800)

Cost for federal income tax purposes	$3,892,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Socially Responsible Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	431,794	431,794	—	—
Consumer Staples	366,237	366,237	—	—
Energy	219,982	219,982	—	—
Financials	473,524	473,524	—	—
Health Care	598,863	598,863	—	—
Industrials	372,878	372,878	—	—
Information Technology	976,514	976,514	—	—
Materials	112,275	112,275	—	—
Utilities	63,686	63,686	—	—

Total	$3,615,753	$3,615,753	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (15.8%)
1,875	Abercrombie & Fitch Company	$57,544
2,380	Amazon.com, Inc.[a]	260,039
2,525	CarMax, Inc.[a]	50,247
4,950	Chico’s FAS, Inc.	48,906
3,950	Coach, Inc.	144,373
2,850	Expedia, Inc.	53,523
2,400	Guess ?, Inc.	74,976
3,575	Imax Corporation[a]	52,195
2,000	Lululemon Athletica, Inc.[a]	74,440
800	New Oriental Education & Technology Group ADR[a]	74,552
1,075	Priceline.com, Inc.[a]	189,780
3,480	Starbucks Corporation	84,564
1,700	WMS Industries, Inc.[a]	66,725

	Total Consumer Discretionary	1,231,864

Consumer Staples (1.1%)
3,275	Avon Products, Inc.	86,788

	Total Consumer Staples	86,788

Energy (9.7%)
1,725	Apache Corporation	145,228
1,350	Atwood Oceanics, Inc.[a]	34,452
1,725	Devon Energy Corporation	105,087
1,525	ENSCO International plc ADR	59,902
3,650	Halliburton Company	89,607
4,525	National Oilwell Varco, Inc.	149,642
2,275	Occidental Petroleum Corporation	175,516

	Total Energy	759,434

Financials (5.9%)
405	CME Group, Inc.	114,028
650	Franklin Resources, Inc.	56,023
720	IntercontinentalExchange, Inc.[a]	81,382
1,850	Legg Mason, Inc.	51,855
3,200	SEI Investments Company	65,152
2,000	T. Rowe Price Group, Inc.	88,780

	Total Financials	457,220

Health Care (10.5%)
3,450	Align Technology, Inc.[a]	51,301
5,125	Bruker Corporation[a]	62,320
1,200	Gen-Probe, Inc.[a]	54,504
1,375	Hospira, Inc.[a]	78,994
1,650	Illumina, Inc.[a]	71,824
245	Intuitive Surgical, Inc.[a]	77,327
1,425	Medtronic, Inc.	51,685
1,900	Mindray Medical International, Ltd. ADR	59,698
875	Novo Nordisk A/S ADR	70,892
1,300	Varian Medical Systems, Inc.[a]	67,964
2,375	Warner Chilcott plc[a]	54,269
1,825	Waters Corporation[a]	118,078

	Total Health Care	818,856

Industrials (11.6%)
9,625	ABB, Ltd. ADR[a]	166,320
1,125	Bucyrus International, Inc.	53,381
1,425	Cummins, Inc.	92,810
1,400	Dover Corporation	58,506
1,200	Eaton Corporation	78,528
455	First Solar, Inc.[a]	51,793
950	Fluor Corporation	40,375
3,475	GrafTech International, Ltd.[a]	50,805
2,575	McDermott International, Inc.[a]	55,774
2,050	Parker Hannifin Corporation	113,693
2,230	United Technologies Corporation	144,749

	Total Industrials	906,734

Information Technology (39.4%)
1,950	Accenture plc	75,368
2,375	Akamai Technologies, Inc.[a]	96,354
4,400	Altera Corporation	109,164
1,300	Amphenol Corporation	51,064
2,025	ANSYS, Inc.[a]	82,154
1,470	Apple, Inc.[a]	369,749
2,325	Atheros Communications, Inc.[a]	64,030
1,870	Baidu.com, Inc. ADR[a]	127,310
5,600	Cisco Systems, Inc.[a]	119,336
2,425	Cognizant Technology Solutions Corporation[a]	121,395
5,210	eBay, Inc.[a]	102,168
3,800	EMC Corporationa	69,540
1,175	F5 Networks, Inc.[a]	80,570
772	Google, Inc.[a]	343,501
1,175	Infosys Technologies, Ltd. ADR	70,394
4,100	Jabil Circuit, Inc.	54,530
1,650	Linear Technology Corporation	45,887
1,750	Longtop Financial Technologies, Ltd. ADR[a]	56,700
5,925	Marvell Technology Group, Ltd.[a]	93,378
1,550	Mercadolibre, Inc.[a]	81,453
3,175	NETAPP, Inc.[a]	118,459
5,325	Nuance Communications, Inc.[a]	79,609
4,550	NVIDIA Corporation[a]	46,456
4,100	Oracle Corporation	87,986
5,175	Parametric Technology Corporation[a]	81,092
2,000	Plantronics, Inc.	57,200
3,325	QUALCOMM, Inc.	109,193
2,325	Riverbed Technology, Inc.[a]	64,217
3,575	Seagate Technology[a]	46,618
2,350	Taleo Corporation[a]	57,081
2,600	Trimble Navigation, Ltd.[a]	72,800
1,325	Veeco Instruments, Inc.[a]	45,421

	Total Information Technology	3,080,177

Materials (4.5%)
700	Agrium, Inc.	34,258
4,925	Anglo American plc[a]	84,858
1,950	Barrick Gold Corporation	88,549
1,800	Nucor Corporation	68,904
5,300	Sterlite Industries India, Ltd.	75,472

	Total Materials	352,041

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.2%)	Value
Telecommunications Services (0.7%)
1,775	NII Holdings, Inc.[a]	$57,723

	Total Telecommunications Services	57,723

	Total Common Stock (cost $7,805,863)	7,750,837

	Total Investments (cost $7,805,863) 99.2%	$7,750,837

	Other Assets and Liabilities, Net 0.8%	61,172

	Total Net Assets 100.0%	$7,812,009

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$636,142
Gross unrealized depreciation	(691,168)

Net unrealized appreciation (depreciation)	$(55,026)

Cost for federal income tax purposes	$7,805,863

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner All Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,231,864	1,231,864	—	—
Consumer Staples	86,788	86,788	—	—
Energy	759,434	759,434	—	—
Financials	457,220	457,220	—	—
Health Care	818,856	818,856	—	—
Industrials	906,734	906,734	—	—
Information Technology	3,080,177	3,080,177	—	—
Materials	352,041	352,041	—	—
Telecommunications Services	57,723	57,723	—	—

Total	$7,750,837	$7,750,837	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (95.6%)	Value
Consumer Discretionary (10.1%)
3,303	Brinker International, Inc.	$47,761
6,623	Comcast Corporation	115,041
1,910	Lear Corporation[a]	126,442
2,024	Mohawk Industries, Inc.[a]	92,618
1,532	Time Warner Cable, Inc.	79,787
3,545	Viacom, Inc.	111,207

	Total Consumer Discretionary	572,856

Consumer Staples (9.2%)
13,232	Chiquita Brands International, Inc.[a]	160,769
5,573	Molson Coors Brewing Company	236,072
4,746	Walgreen Company	126,718

	Total Consumer Staples	523,559

Energy (12.7%)
1,566	Apache Corporation	131,842
3,190	Chevron Corporation	216,473
3,301	CONSOL Energy, Inc.	111,442
942	Exxon Mobil Corporation	53,760
3,191	Marathon Oil Corporation	99,208
858	Noble Energy, Inc.	51,763
1,220	Ultra Petroleum Corporation[a]	53,985

	Total Energy	718,473

Financials (22.9%)
420	CIT Group, Inc.[a]	14,221
14,720	CNO Financial Group, Inc.[a]	72,864
1,034	Comerica, Inc.	38,082
9,978	E*TRADE Financial Corporation[a]	117,940
1,156	Everest Re Group, Ltd.	81,752
3,390	Genworth Financial, Inc.[a]	44,307
200	Goldman Sachs Group, Inc.	26,254
5,298	J.P. Morgan Chase & Company	193,960
5,952	MetLife, Inc.	224,748
9,730	MGIC Investment Corporation[a]	67,040
1,710	PNC Financial Services Group, Inc.	96,615
3,370	State Street Corporation	113,973
8,120	Wells Fargo & Company	207,872

	Total Financials	1,299,628

Health Care (13.3%)
2,524	Aetna, Inc.	66,583
8,230	Biovail Corporation	158,345
6,890	Gilead Sciences, Inc.[a]	236,189
4,911	Merck & Company, Inc.	171,738
4,630	Pfizer, Inc.	66,024
1,101	Teva Pharmaceutical Industries, Ltd. ADR	57,241

	Total Health Care	756,120

Industrials (12.9%)
8,411	AerCap Holdings NVa	87,306
2,940	Aircastle, Ltd.	23,079
3,672	General Cable Corporation[a]	97,859
1,890	Ingersoll-Rand plc	65,186
3,386	Navistar International Corporation[a]	166,591
4,852	Tyco International, Ltd.	170,936
3,770	WABCO Holdings, Inc.[a]	118,680

	Total Industrials	729,637

Information Technology (4.4%)
8,487	Dell, Inc.[a]	102,353
540	Harris Corporation	22,491
1,730	Lexmark International, Inc.[a]	57,142
8,580	Xerox Corporation	68,983

	Total Information Technology	250,969

Materials (4.1%)
6,571	Celanese Corporation	163,684
784	Potash Corporation of Saskatchewan, Inc.	67,612

	Total Materials	231,296

Telecommunications Services (1.7%)
4,053	AT&T, Inc.	98,042

	Total Telecommunications Services	98,042

Utilities (4.3%)
7,333	CMS Energy Corporation	107,429
2,702	Edison International, Inc.	85,707
1,344	Exelon Corporation	51,032
	Total Utilities	244,168

	Total Common Stock (cost $5,826,792)	5,424,748

	Total Investments (cost $5,826,792) 95.6%	$5,424,748

	Other Assets and Liabilities, Net 4.4%	248,663

	Total Net Assets 100.0%	$5,673,411

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$241,945
Gross unrealized depreciation	(643,989)

Net unrealized appreciation (depreciation)	$(402,044)

Cost for federal income tax purposes	$5,826,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner All Cap Value Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	572,856	572,856	—	—
Consumer Staples	523,559	523,559	—	—
Energy	718,473	718,473	—	—
Financials	1,299,628	1,299,628	—	—
Health Care	756,120	756,120	—	—
Industrials	729,637	729,637	—	—
Information Technology	250,969	250,969	—	—
Materials	231,296	231,296	—	—
Telecommunications Services	98,042	98,042	—	—
Utilities	244,168	244,168	—	—

Total	$5,424,748	$5,424,748	$—	$—

The following table presents Partner All Cap Value Portfolio's average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	2

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (10.0%)
3,770	Amazon.com, Inc.[a]	$411,910
8,980	Best Buy Company, Inc.	304,063
5,490	BorgWarner, Inc.[a]	204,997
6,530	Coach, Inc.	238,671
33,370	Ford Motor Company[a,b]	336,370
15,250	International Game Technology	239,425
14,850	J.C. Penney Company, Inc.	318,978
23,190	Lowe’s Companies, Inc.	473,540
18,570	Macy’s, Inc.	332,403
8,990	McDonald’s Corporation	592,171
35,480	News Corporation	424,341
26,920	Saks, Inc.[a,b]	204,323
23,930	Staples, Inc.	455,866
12,080	Starbucks Corporation	293,544
5,170	Tiffany & Company	195,995
8,810	Yum! Brands, Inc.	343,942

	Total Consumer Discretionary	5,370,539

Consumer Staples (11.3%)
19,420	Avon Products, Inc.	514,630
26,840	ConAgra Foods, Inc.	625,909
32,660	CVS Caremark Corporation	957,591
16,190	Dr. Pepper Snapple Group, Inc.	605,344
25,580	Kroger Company	503,670
11,270	Molson Coors Brewing Company	477,397
29,580	Procter & Gamble Company	1,774,209
12,870	Wal-Mart Stores, Inc.	618,661

	Total Consumer Staples	6,077,411

Energy (10.5%)
4,110	Alpha Natural Resources, Inc.[a]	139,206
9,540	Chevron Corporation	647,384
3,110	Devon Energy Corporation	189,461
9,290	EXCO Resources, Inc.	135,727
12,430	Exxon Mobil Corporation	709,380
22,230	Forest Oil Corporation[a]	608,213
14,910	Halliburton Company	366,041
13,890	Newfield Exploration Company[a]	678,665
3,380	Occidental Petroleum Corporation	260,767
4,830	Peabody Energy Corporation	188,998
12,400	Schlumberger, Ltd.	686,216
13,490	Southwestern Energy Company[a]	521,254
11,170	Transocean, Ltd.[a]	517,506

	Total Energy	5,648,818

Financials (16.0%)
8,640	ACE, Ltd.	444,787
70,500	Aegon NV ADR[a]	372,240
63,920	Bank of America Corporation	918,530
21,946	Bank of New York Mellon Corporation	541,847
17,490	CB Richard Ellis Group, Inc.[a]	238,039
25,520	Charles Schwab Corporation	361,874
2,470	CME Group, Inc.	695,428
14,480	Interactive Brokers Group, Inc.[a]	240,368
16,100	Invesco, Ltd.	270,963
46,150	J.P. Morgan Chase & Company	1,689,551
11,240	Lincoln National Corporation	273,020
7,200	Macerich Company	268,704
24,720	Morgan Stanley	573,751
3,300	PartnerRe, Ltd.	231,462
8,090	PNC Financial Services Group, Inc.	457,085
3,480	Public Storage, Inc.	305,927
24,080	TD Ameritrade Holding Corporation[a]	368,424
13,780	Wells Fargo & Company	352,768

	Total Financials	8,604,768

Health Care (12.1%)
9,220	Aetna, Inc.	243,224
960	Alcon, Inc.	142,262
8,130	Allergan, Inc.	473,654
8,440	Biogen Idec, Inc.[a]	400,478
21,500	Boston Scientific Corporation[a]	124,700
10,850	Cardinal Health, Inc.	364,669
9,060	CareFusion Corporation[a]	205,662
2,480	Charles River Laboratories International, Inc.[a]	84,841
11,250	Express Scripts, Inc.[a]	528,975
6,660	Genzyme Corporation[a]	338,128
10,850	Gilead Sciences, Inc.[a]	371,938
5,920	Hologic, Inc.[a]	82,466
4,850	Incyte Corporation[a]	53,690
3,700	Johnson & Johnson	218,522
30,770	King Pharmaceuticals, Inc.[a]	233,544
32,524	Merck & Company, Inc.	1,137,364
65,835	Pfizer, Inc.	938,807
7,970	Thermo Fisher Scientific, Inc.[a]	390,928
3,780	Valeant Pharmaceuticals International[a,b]	197,656

	Total Health Care	6,531,508

Industrials (10.3%)
7,070	Bucyrus International, Inc.	335,472
10,830	Caterpillar, Inc.	650,558
9,400	CNH Global NVa	212,910
8,190	CSX Corporation	406,470
13,240	Cummins, Inc.	862,321
8,050	Deere & Company	448,224
31,280	Delta Air Lines, Inc.[a]	367,540
19,270	General Electric Company	277,873
7,470	Joy Global, Inc.	374,172
4,860	Rockwell Automation, Inc.	238,578
22,270	Terex Corporation[a]	417,340
5,630	Union Pacific Corporation	391,341
5,800	United Technologies Corporation	376,478
15,400	Yingli Green Energy Holding Company, Ltd. ADR[a,b]	156,772

	Total Industrials	5,516,049

Information Technology (18.9%)
163,340	Advanced Micro Devices, Inc.[a,b]	1,195,649
5,030	Apple, Inc.[a]	1,265,196
37,980	Blue Coat Systems, Inc.[a]	775,932
113,080	Dell, Inc.[a]	1,363,745
39,630	Emulex Corporation[a,b]	363,803
1,260	Google, Inc.[a]	560,637
44,570	McAfee, Inc.[a]	1,369,190
103,700	Seagate Technology[a]	1,352,248
61,570	Take-Two Interactive Software, Inc.[a,b]	554,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.2%)	Value
Information Technology (18.9%) - continued
46,140	Western Digital Corporation[a]	$1,391,582

	Total Information Technology	10,192,112

Materials (3.6%)
3,490	Albemarle Corporation	138,588
4,160	Cliffs Natural Resources, Inc.	196,186
1,060	Compass Minerals International, Inc.	74,497
9,160	Dow Chemical Company	217,275
4,810	Ecolab, Inc.	216,017
9,900	Goldcorp, Inc.	434,115
5,760	Monsanto Company	266,227
3,120	Newmont Mining Corporation	192,629
2,650	Praxair, Inc.	201,373

	Total Materials	1,936,907

Telecommunications Services (2.9%)
6,220	American Tower Corporation[a]	276,790
13,092	AT&T, Inc.	316,695
16,180	NII Holdings, Inc.[a]	526,174
84,050	Qwest Communications International, Inc.	441,262

	Total Telecommunications Services	1,560,921

Utilities (3.6%)
24,780	American Electric Power Company, Inc.	800,394
12,780	American Water Works Company, Inc.	263,268
14,000	CMS Energy Corporation	205,100
11,430	PG&E Corporation	469,773
52,400	RRI Energy, Inc.[a]	198,596

	Total Utilities	1,937,131

	Total Common Stock (cost $56,303,354)	53,376,164

Shares	Collateral Held for Securities Loaned (5.2%)
2,793,525	Thrivent Financial Securities Lending Trust	2,793,525
	Total Collateral Held for Securities Loaned (cost $2,793,525)	2,793,525

Principal Amount	Short-Term Investments (0.8%)[c]
	Federal Home Loan Bank Discount Notes
$ 100,000	0.045%, 7/9/2010	99,999
	U.S. Treasury Bills
320,000	0.020%, 7/8/2010	$319,999

	Total Short-Term Investments (at amortized cost)	419,998

	Total Investments (cost $59,516,877) 105.2%	$56,589,687

	Other Assets and Liabilities, Net (5.2%)	(2,780,007)

	Total Net Assets 100.0%	$53,809,680

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,400,766
Gross unrealized depreciation	$(6,327,956)

Net unrealized appreciation (depreciation)	$(2,927,190)

Cost for federal income tax purposes	$59,516,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner All Cap Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,370,539	5,370,539	—	—
Consumer Staples	6,077,411	6,077,411	—	—
Energy	5,648,818	5,648,818	—	—
Financials	8,604,768	8,604,768	—	—
Health Care	6,531,508	6,531,508	—	—
Industrials	5,516,049	5,516,049	—	—
Information Technology	10,192,112	10,192,112	—	—
Materials	1,936,907	1,936,907	—	—
Telecommunications Services	1,560,921	1,560,921	—	—
Utilities	1,937,131	1,937,131	—	—
Collateral Held for Securities Loaned	2,793,525	2,793,525	—	—
Short-Term Investments	419,998	—	419,998	—

Total	$56,589,687	$56,169,689	$419,998	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$1,275,375	$12,305,589	$10,787,439	2,793,525	$2,793,525	$1,642
Total Value and Income Earned	1,275,375				2,793,525	1,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (12.7%)
40,430	Amazon.com, Inc.[a]	$4,417,382
153,750	Carnival Corporation	4,649,400
197,800	Comcast Corporation	3,435,786
308,555	International Game Technology	4,844,314
181,150	J.C. Penney Company, Inc.	3,891,102
198,245	Kohl’s Corporation[a]	9,416,637
216,650	Lowe’s Companies, Inc.	4,423,993
163,150	Walt Disney Company	5,139,225

	Total Consumer Discretionary	40,217,839

Consumer Staples (5.7%)
140,632	PepsiCo, Inc.	8,571,520
75,500	Philip Morris International, Inc.	3,460,920
125,400	Wal-Mart Stores, Inc.	6,027,978

	Total Consumer Staples	18,060,418

Energy (8.1%)
80,550	ENSCO International plc ADR	3,164,004
128,950	Occidental Petroleum Corporation	9,948,492
145,337	Schlumberger, Ltd.	8,042,950
98,800	Ultra Petroleum Corporation[a]	4,371,900

	Total Energy	25,527,346

Financials (6.8%)
1,978,400	Citigroup, Inc.[a]	7,438,784
25,260	Goldman Sachs Group, Inc.	3,315,880
209,850	Hartford Financial Services Group, Inc.	4,643,980
40,863	IntercontinentalExchange, Inc.[a]	4,618,745
63,900	SunTrust Banks, Inc.	1,488,870

	Total Financials	21,506,259

Health Care (14.8%)
136,715	Celgene Corporation[a]	6,947,856
82,175	Gilead Sciences, Inc.[a]	2,816,959
116,017	Medco Health Solutions, Inc.[a]	6,390,217
174,500	Teva Pharmaceutical Industries, Ltd. ADR	9,072,255
177,883	Thermo Fisher Scientific, Inc.[a]	8,725,161
196,170	UnitedHealth Group, Inc.	5,571,228
135,900	Zimmer Holdings, Inc.[a]	7,345,395

	Total Health Care	46,869,071

Industrials (8.0%)
101,450	Cooper Industries plc	4,463,800
122,100	CSX Corporation	6,059,823
156,190	Dover Corporation	6,527,180
30,900	FedEx Corporation	2,166,399
70,000	Siemens AG ADR[b]	6,267,100

	Total Industrials	25,484,302

Information Technology (37.0%)
230,050	Adobe Systems, Inc.[a]	6,080,222
127,250	Analog Devices, Inc.	3,545,185
71,616	Apple, Inc.[a]	18,013,573
608,916	Cisco Systems, Inc.[a]	12,976,000
155,600	Corning, Inc.	2,512,940
186,200	EMC Corporation[a]	3,407,460
35,453	Google, Inc.[a]	15,774,812
179,900	Hewlett-Packard Company	7,786,072
345,461	Intel Corporation	6,719,216
61,400	KLA-Tencor Corporation	1,711,832
90,600	Lam Research Corporation[a]	3,448,236
41,800	MasterCard, Inc.	8,340,354
62,350	McAfee, Inc.[a]	1,915,392
572,450	Micron Technology, Inc.[a]	4,860,101
397,200	Microsoft Corporation	9,139,572
316,977	Oracle Corporation	6,802,326
54,900	Visa, Inc.	3,884,175

	Total Information Technology	116,917,468

Materials (3.0%)
49,600	CF Industries Holdings, Inc.	3,147,120
105,208	Freeport-McMoRan Copper & Gold, Inc.	6,220,949

	Total Materials	9,368,069

	Total Common Stock (cost $310,984,332)	303,950,772

	Collateral Held for Securities Loaned (0.7%)
2,058,750	Thrivent Financial Securities Lending Trust	2,058,750

	Total Collateral Held for Securities Loaned (cost $2,058,750)	2,058,750

Principal Amount	Short-Term Investments (2.6%)[c]
	Federal Home Loan Bank Discount Notes
$7,000,000	0.140%, 7/2/2010	6,999,973
	Jupiter Securitization Company, LLC
1,285,000	0.090%, 7/1/2010	1,285,000

	Total Short-Term Investments (at amortized cost)	8,284,973

	Total Investments (cost $321,328,055) 99.4%	$314,294,495

	Other Assets and Liabilities, Net 0.6%	1,869,766

	Total Net Assets 100.0%	$316,164,261

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,427,105
Gross unrealized depreciation	(26,460,665)

Net unrealized appreciation (depreciation)	$(7,033,560)

Cost for federal income tax purposes	$321,328,055

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Large Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	40,217,839	40,217,839	—	—
Consumer Staples	18,060,418	18,060,418	—	—
Energy	25,527,346	25,527,346	—	—
Financials	21,506,259	21,506,259	—	—
Health Care	46,869,071	46,869,071	—	—
Industrials	25,484,302	25,484,302	—	—
Information Technology	116,917,468	116,917,468	—	—
Materials	9,368,069	9,368,069	—	—
Collateral Held for Securities Loaned	2,058,750	2,058,750	—	—
Short-Term Investments	8,284,973	—	8,284,973	—

Total	$314,294,495	$306,009,522	$8,284,973	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	53,646
Total Equity Contracts		53,646

Total		$53,646

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	2,234
Total Equity Contracts		2,234

Total		$2,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2010

(unaudited)

The following table presents Large Cap Growth Portfolio II’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	72

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$6,796,273	$16,447,975	$21,185,498	2,058,750	$2,058,750	$13,393
Total Value and Income Earned	6,796,273				2,058,750	13,393

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.0%)	Value
Consumer Discretionary (14.0%)
61,700	Abercrombie & Fitch Company	$1,893,573
109,450	Amazon.com, Inc.[a]	11,958,507
31,800	Best Buy Company, Inc.	1,076,748
100,850	BorgWarner, Inc.[a]	3,765,739
220,100	Carnival Corporation	6,655,824
446,400	Comcast Corporation	7,753,968
146,300	DISH Network Corporation	2,655,345
155,800	Gentex Corporation	2,801,284
348,700	International Game Technology	5,474,590
237,400	J.C. Penney Company, Inc.	5,099,352
352,200	Kohl’s Corporation[a]	16,729,500
177,000	Las Vegas Sands Corporation[a,b]	3,918,780
495,300	Lowe’s Companies, Inc.	10,114,026
144,800	Marriott International, Inc.	4,335,312
57,600	NIKE, Inc.	3,890,880
61,000	Omnicom Group, Inc.	2,092,300
170,600	RadioShack Corporation	3,328,406
311,200	Starbucks Corporation	7,562,160
97,800	Target Corporation	4,808,826
140,900	Viacom, Inc.	4,420,033
323,700	Walt Disney Company	10,196,550

	Total Consumer Discretionary	120,531,703

Consumer Staples (4.0%)
73,400	Kraft Foods, Inc.	2,055,200
323,300	PepsiCo, Inc.	19,705,135
75,200	Philip Morris International, Inc.	3,447,168
185,800	Wal-Mart Stores, Inc.	8,931,406

	Total Consumer Staples	34,138,909

Energy (9.0%)
73,400	Alpha Natural Resources, Inc.[a]	2,486,058
42,600	Baker Hughes, Inc.	1,770,882
115,100	ConocoPhillips	5,650,259
156,700	ENSCO International plc ADR	6,155,176
40,700	EOG Resources, Inc.	4,003,659
69,700	Helmerich & Payne, Inc.	2,545,444
285,800	Occidental Petroleum Corporation	22,049,470
295,700	Schlumberger, Ltd.	16,364,038
163,200	Southwestern Energy Company[a]	6,306,048
142,800	Ultra Petroleum Corporation[a]	6,318,900
200,700	Valero Energy Corporation	3,608,586

	Total Energy	77,258,520

Financials (8.6%)
83,300	American Express Company	3,307,010
108,900	Capital One Financial Corporation	4,388,670
27,100	CBOE Holdings, Inc.[a,b]	882,105
4,485,700	Citigroup, Inc.[a]	16,866,232
19,300	CME Group, Inc.	5,433,915
40,200	Franklin Resources, Inc.	3,464,838
70,799	Goldman Sachs Group, Inc.	9,293,785
282,800	Hartford Financial Services Group, Inc.	6,258,364
73,500	IntercontinentalExchange, Inc.[a]	8,307,705
406,100	KeyCorp	3,122,909
93,400	MetLife, Inc.	3,526,784
92,900	SunTrust Banks, Inc.	2,164,570
274,900	Wells Fargo & Company	7,037,440

	Total Financials	74,054,327

Health Care (14.5%)
168,700	Abbott Laboratories	7,891,786
143,500	Allergan, Inc.	8,360,310
65,200	C.R. Bard, Inc.	5,054,956
264,550	Celgene Corporation[a]	13,444,431
76,500	Covidien, Ltd.	3,073,770
51,500	Express Scripts, Inc.[a]	2,421,530
47,000	Genzyme Corporation[a]	2,386,190
241,950	Gilead Sciences, Inc.[a]	8,294,046
278,591	Medco Health Solutions, Inc.[a]	15,344,792
301,750	Teva Pharmaceutical Industries, Ltd. ADR	15,687,983
335,158	Thermo Fisher Scientific, Inc.[a]	16,439,500
412,200	UnitedHealth Group, Inc.	11,706,480
116,300	Vertex Pharmaceuticals, Inc.[a]	3,826,270
201,000	Zimmer Holdings, Inc.[a]	10,864,050

	Total Health Care	124,796,094

Industrials (10.4%)
88,400	Boeing Company	5,547,100
118,900	Caterpillar, Inc.	7,142,323
132,400	Cooper Industries plc	5,825,600
169,100	CSX Corporation	8,392,433
84,400	Cummins, Inc.	5,496,972
263,300	Danaher Corporation	9,773,696
164,600	Dover Corporation	6,878,634
121,500	Fluor Corporation	5,163,750
61,600	Ingersoll-Rand plc	2,124,584
122,800	ITT Corporation	5,516,176
100,700	JB Hunt Transport Services, Inc.	3,289,869
90,900	Siemens AG ADR[b]	8,138,277
135,100	UAL Corporation[a,b]	2,777,656
107,400	Union Pacific Corporation	7,465,374
100,200	United Parcel Service, Inc.	5,700,378

	Total Industrials	89,232,822

Information Technology (34.0%)
485,600	Adobe Systems, Inc.[a]	12,834,408
276,100	Analog Devices, Inc.	7,692,146
219,000	Apple, Inc.[a]	55,085,070
73,900	BMC Software, Inc.[a]	2,559,157
224,400	Broadcom Corporation	7,398,468
1,424,250	Cisco Systems, Inc.[a]	30,350,768
377,500	Corning, Inc.	6,096,625
588,000	EMC Corporation[a]	10,760,400
79,352	Google, Inc.[a]	35,307,672
408,500	Hewlett-Packard Company	17,679,880
810,700	Intel Corporation	15,768,115
115,600	KLA-Tencor Corporation	3,222,928
166,200	Lam Research Corporation[a]	6,325,572
91,700	MasterCard, Inc.	18,296,901
91,800	McAfee, Inc.[a]	2,820,096
1,090,800	Micron Technology, Inc.[a,b]	9,260,892
933,600	Microsoft Corporation	21,482,136
819,300	Oracle Corporation	17,582,178
109,500	Visa, Inc.	7,747,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.0%)	Value
Information Technology (34.0%) - continued
249,900	Yahoo!, Inc.[a]	$3,456,117

	Total Information Technology	291,726,654

Materials (3.0%)
83,300	CF Industries Holdings, Inc.	5,285,385
16,700	Cliffs Natural Resources, Inc.	787,572
93,500	Crown Holdings, Inc.[a]	2,341,240
181,200	Dow Chemical Company	4,298,064
200,900	Freeport-McMoRan Copper & Gold, Inc.	11,879,217
14,500	Potash Corporation of Saskatchewan, Inc.	1,250,480

	Total Materials	25,841,958

Telecommunications Services (1.5%)
135,800	America Movil SA de CV ADR	6,450,500
180,000	SBA Communications Corporation[a,b]	6,121,800

	Total Telecommunications Services	12,572,300

	Total Common Stock (cost $870,668,008)	850,153,287

	Collateral Held for Securities Loaned (1.9%)
16,468,709	Thrivent Financial Securities Lending Trust	16,468,709

	Total Collateral Held for Securities Loaned (cost $16,468,709)	16,468,709

Principal Amount	Short-Term Investments (1.1%)[c]
	Federal Home Loan Bank Discount Notes
100,000	0.045%, 7/9/2010	99,999
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.085%, 7/23/2010	4,999,740
	Federal National Mortgage Association Discount Notes
2,000,000	0.080%, 7/14/2010	1,999,942
	U.S. Treasury Bills
2,630,000	0.020%, 7/8/2010	2,629,990

	Total Short-Term Investments (at amortized cost)	9,729,671

	Total Investments (cost $896,866,388) 102.0%	$876,351,667

	Other Assets and Liabilities, Net (2.0%)	(17,533,627)

	Total Net Assets 100.0%	$858,818,040

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,240,658
Gross unrealized depreciation	(80,755,379)

Net unrealized appreciation (depreciation)	$(20,514,721)

Cost for federal income tax purposes	$896,866,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Large Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	120,531,703	120,531,703	—	—
Consumer Staples	34,138,909	34,138,909	—	—
Energy	77,258,520	77,258,520	—	—
Financials	74,054,327	74,054,327	—	—
Health Care	124,796,094	124,796,094	—	—
Industrials	89,232,822	89,232,822	—	—
Information Technology	291,726,654	291,726,654	—	—
Materials	25,841,958	25,841,958	—	—
Telecommunications Services	12,572,300	12,572,300	—	—
Collateral Held for Securities Loaned	16,468,709	16,468,709	—	—
Short-Term Investments	9,729,671	—	9,729,671	—

Total	$876,351,667	$866,621,996	$9,729,671	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	247,478
Total Equity Contracts		247,478

Total		$247,478

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	5,235
Total Equity Contracts		5,235

Total		$5,235

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	232

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$30,719,415	$107,944,692	$122,195,398	16,468,709	$16,468,709	$28,709
Total Value and Income Earned	30,719,415				16,468,709	28,709

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.4%)	Value
Consumer Discretionary (15.1%)
15,800	Amazon.com, Inc.[a]	$1,726,308
2,300	AutoZone, Inc.[a]	444,406
12,800	CarMax, Inc.[a]	254,720
8,400	Carnival plc	272,087
13,600	Coach, Inc.	497,080
6,100	Kohl’s Corporation[a]	289,750
32,100	Liberty Media Corporation - Interactive[a]	337,050
25,500	Lowe’s Companies, Inc.	520,710
19,433	Marriott International, Inc.	581,824
6,600	McGraw-Hill Companies, Inc.	185,724
18,300	MGM Resorts International[a,b]	176,412
6,900	NIKE, Inc.	466,095
5,400	O’Reilly Automotive, Inc.[a]	256,824
700	Priceline.com, Inc.[a]	123,578
30,500	Starbucks Corporation	741,150
8,100	Starwood Hotels & Resorts Worldwide, Inc.	335,583
19,000	Walt Disney Company	598,500

	Total Consumer Discretionary	7,807,801

Consumer Staples (2.5%)
7,600	Costco Wholesale Corporation	416,708
6,900	PepsiCo, Inc.	420,555
7,737	Procter & Gamble Company	464,065

	Total Consumer Staples	1,301,328

Energy (6.2%)
9,700	Cameron International Corporation[a]	315,444
6,300	EOG Resources, Inc.	619,731
5,400	FMC Technologies, Inc.[a]	284,364
3,400	Murphy Oil Corporation	168,470
16,500	Petroleo Brasileiro SA ADR	491,700
14,500	Schlumberger, Ltd.	802,430
18,400	Suncor Energy, Inc.	541,696

	Total Energy	3,223,835

Financials (12.2%)
26,400	American Express Company	1,048,080
23,000	Charles Schwab Corporation	326,140
6,600	Franklin Resources, Inc.	568,854
4,600	IntercontinentalExchange, Inc.[a]	519,938
26,200	Invesco, Ltd.	440,946
28,000	J.P. Morgan Chase & Company	1,025,080
8,400	Morgan Stanley	194,964
10,200	Northern Trust Corporation	476,340
9,200	NYSE Euronext	254,196
4,500	PNC Financial Services Group, Inc.	254,250
7,300	Sun Life Financial, Inc.	191,723
23,900	U.S. Bancorp	534,165
19,300	Wells Fargo & Company	494,080

	Total Financials	6,328,756

Health Care (9.5%)
9,300	Allergan, Inc.	541,818
4,700	Celgene Corporation[a]	238,854
26,000	Express Scripts, Inc.[a]	1,222,520
5,200	Illumina, Inc.[a]	226,356
1,000	Intuitive Surgical, Inc.[a]	315,620
9,200	McKesson Corporation	617,872
20,800	Medco Health Solutions, Inc.[a]	1,145,664
8,200	Stryker Corporation	410,492
3,900	Zimmer Holdings, Inc.[a]	210,795

	Total Health Care	4,929,991

Industrials (11.8%)
6,400	3M Company	505,536
2,400	Bucyrus International, Inc.	113,880
43,900	Danaher Corporation	1,629,568
4,300	Deere & Company	239,424
3,600	Emerson Electric Company	157,284
11,000	Expeditors International of Washington, Inc.	379,610
9,300	Fastenal Company[b]	466,767
6,000	FedEx Corporation	420,660
10,600	McDermott International, Inc.[a]	229,596
9,400	PACCAR, Inc.	374,778
5,800	Precision Castparts Corporation	596,936
9,100	Republic Services, Inc.	270,543
4,600	Rockwell Automation, Inc.	225,814
2,300	Union Pacific Corporation	159,873
5,700	United Parcel Service, Inc.	324,273

	Total Industrials	6,094,542

Information Technology (33.9%)
14,400	Accenture plc	556,560
10,100	Akamai Technologies, Inc.[a]	409,757
15,600	Apple, Inc.[a]	3,923,868
6,800	ASML Holding NV	186,796
3,900	Autodesk, Inc.[a]	95,004
6,800	Automatic Data Processing, Inc.	273,768
13,800	Baidu.com, Inc. ADR[a]	939,504
14,500	Broadcom Corporation	478,065
29,500	Cisco Systems, Inc.[a]	628,645
24,000	Corning, Inc.	387,600
9,300	Dolby Laboratories, Inc.[a]	583,017
18,200	eBay, Inc.[a]	356,902
6,000	Google, Inc.[a]	2,669,700
7,600	Hewlett-Packard Company	328,928
2,700	International Business Machines Corporation	333,396
19,600	Juniper Networks, Inc.[a]	447,272
15,100	Marvell Technology Group, Ltd.[a]	237,976
3,650	MasterCard, Inc.	728,285
7,100	McAfee, Inc.[a]	218,112
19,900	NVIDIA Corporation[a]	203,179
24,000	QUALCOMM, Inc.	788,160
1,800	Salesforce.com, Inc.[a]	154,476
263	Samsung Electronics Company, Ltd.	164,957
5,300	SanDisk Corporation[a]	222,971
31,500	Tencent Holdings, Ltd.	521,868
21,600	Visa, Inc.	1,528,200
15,200	Western Union Company	226,632

	Total Information Technology	17,593,598

Materials (3.5%)
2,800	Agnico-Eagle Mines, Ltd.	170,184
15,784	BHP Billiton, Ltd.	491,033

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.4%)	Value
Materials (3.5%) - continued
1,200	Freeport-McMoRan Copper & Gold, Inc.	$70,956
14,200	Praxair, Inc.	1,079,058

	Total Materials	1,811,231

Telecommunications Services (4.7%)
22,100	American Tower Corporation[a]	983,450
34,400	Crown Castle International Corporation[a]	1,281,744
4,800	Leap Wireless International, Inc.[a]	62,304
13,600	MetroPCS Communications, Inc.[a]	111,384

	Total Telecommunications Services	2,438,882

	Total Common Stock (cost $41,739,370)	51,529,964

	Collateral Held for Securities Loaned (1.3%)
669,349	Thrivent Financial Securities Lending Trust	669,349

	Total Collateral Held for Securities Loaned (cost $669,349)	669,349

Principal Amount	Short-Term Investments (0.2%)[c]
100,000	U.S. Treasury Bills 0.020%, 7/8/2010	100,000

	Total Short-Term Investments (at amortized cost)	100,000

	Total Investments (cost $42,508,719) 100.9%	$52,299,313

	Other Assets and Liabilities, Net (0.9%)	(490,292)

	Total Net Assets 100.0%	$51,809,021

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,093,195
Gross unrealized depreciation	(2,302,601)

Net unrealized appreciation (depreciation)	$9,790,594

Cost for federal income tax purposes	$42,508,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Growth Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,807,801	7,535,714	272,087	—
Consumer Staples	1,301,328	1,301,328	—	—
Energy	3,223,835	3,223,835	—	—
Financials	6,328,756	6,137,033	191,723	—
Health Care	4,929,991	4,929,991	—	—
Industrials	6,094,542	6,094,542	—	—
Information Technology	17,593,598	16,906,773	686,825	—
Materials	1,811,231	1,320,198	491,033	—
Telecommunications Services	2,438,882	2,438,882	—	—
Collateral Held for Securities Loaned	669,349	669,349	—	—
Short-Term Investments	100,000	—	100,000	—

Total	$52,299,313	$50,557,645	$1,741,668	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(843)
Total Foreign Exchange Contracts		(843)

Total		($843)

The following table presents Partner Growth Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$16,848	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$196,140	$3,700,821	$3,227,612	669,349	$669,349	$349
Total Value and Income Earned	196,140				669,349	349

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (12.3%)
107,987	Carnival Corporation	$3,265,527
808,530	Dana Holding Corporation[a]	8,085,300
559,428	International Game Technology	8,783,020
289,750	J.C. Penney Company, Inc.	6,223,830
207,410	Liberty Media Corporation - Interactive[a]	2,177,805
366,634	Macy’s, Inc.	6,562,749
95,490	Omnicom Group, Inc.	3,275,307
222,420	Target Corporation	10,936,391
355,320	Time Warner Cable, Inc.	18,505,066
469,125	Walt Disney Company	14,777,437

	Total Consumer Discretionary	82,592,432

Consumer Staples (7.5%)
255,380	Avon Products, Inc.	6,767,570
803,610	Kraft Foods, Inc.	22,501,080
393,369	Philip Morris International, Inc.	18,032,035
113,980	Unilever NV ADR	3,113,933

	Total Consumer Staples	50,414,618

Energy (14.0%)
164,090	Anadarko Petroleum Corporation	5,922,008
70,658	Apache Corporation	5,948,697
350,320	Baker Hughes, Inc.	14,562,802
182,055	Chevron Corporation	12,354,252
284,152	ConocoPhillips	13,949,022
370,960	ENSCO International plc ADR	14,571,309
89,222	EOG Resources, Inc.	8,776,768
135,710	Occidental Petroleum Corporation	10,470,027
391,580	Valero Energy Corporation	7,040,608

	Total Energy	93,595,493

Financials (22.0%)
112,142	Allstate Corporation	3,221,840
279,235	Ameriprise Financial, Inc.	10,088,761
1,083,727	Bank of America Corporation	15,573,157
449,030	Bank of New York Mellon Corporation	11,086,551
327,430	Capital One Financial Corporation	13,195,429
3,677,470	Citigroup, Inc.[a]	13,827,287
27,527	Everest Re Group, Ltd.	1,946,709
674,621	Fifth Third Bancorp	8,291,092
365,576	J.P. Morgan Chase & Company	13,383,737
435,051	Morgan Stanley	10,097,534
106,670	Northern Trust Corporation	4,981,489
256,630	Principal Financial Group, Inc.	6,015,407
209,170	Prudential Financial, Inc.	11,224,062
78,399	SVB Financial Group[a]	3,232,391
108,313	Travelers Companies, Inc.	5,334,415
628,650	Wells Fargo & Company	16,093,440

	Total Financials	147,593,301

Health Care (11.0%)
264,880	C.R. Bard, Inc.	20,536,146
166,720	Covidien, Ltd.	6,698,810
123,845	Johnson & Johnson	7,314,286
188,436	Medtronic, Inc.	6,834,574
620,657	UnitedHealth Group, Inc.	17,626,659
269,010	Zimmer Holdings, Inc.[a]	14,539,990

	Total Health Care	73,550,465

Industrials (14.8%)
105,235	3M Company	8,312,513
57,260	Avery Dennison Corporation	1,839,764
105,740	Boeing Company	6,635,185
121,750	Caterpillar, Inc.	7,313,523
83,457	CSX Corporation	4,141,971
108,657	Eaton Corporation	7,110,514
231,000	Emerson Electric Company	10,092,390
152,040	Fluor Corporation	6,461,700
102,860	General Dynamics Corporation	6,023,482
595,770	General Electric Company	8,591,003
175,510	Honeywell International, Inc.	6,850,155
164,090	Illinois Tool Works, Inc.	6,773,635
137,618	Ingersoll-Rand plc	4,746,445
205,070	Spirit Aerosystems Holdings, Inc.[a]	3,908,634
182,960	Textron, Inc.	3,104,831
112,784	United Technologies Corporation	7,320,809

	Total Industrials	99,226,554

Information Technology (8.2%)
150,417	Avnet, Inc.[a]	3,626,554
137,720	Hewlett-Packard Company	5,960,522
106,269	International Business Machines Corporation	13,122,096
328,240	Microsoft Corporation	7,552,802
386,265	Oracle Corporation	8,289,247
159,751	Tyco Electronics, Ltd.	4,054,480
1,520,840	Xerox Corporation	12,227,554

	Total Information Technology	54,833,255

Materials (4.1%)
142,700	Allegheny Technologies, Inc.	6,305,913
600,231	E.I. du Pont de Nemours and Company	20,761,990

	Total Materials	27,067,903

Telecommunications Services (1.0%)
285,941	AT&T, Inc.	6,916,913

	Total Telecommunications Services	6,916,913

Utilities (2.7%)
360,400	American Electric Power Company, Inc.	11,640,920
46,977	Entergy Corporation	3,364,493
156,174	Xcel Energy, Inc.	3,218,746

	Total Utilities	18,224,159

	Total Common Stock (cost $682,606,426)	654,015,093

Principal Amount	Short-Term Investments (2.3%)[b]
	Falcon Asset Securitization Corporation, LLC
10,980,000	0.090%, 7/1/2010[c]	10,980,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (2.3%)[b]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.085%, 7/23/2010	$4,999,741

	Total Short-Term Investments (at amortized cost)	15,979,741

	Total Investments (cost $698,586,167) 99.9%	$669,994,834

	Other Assets and Liabilities, Net 0.1%	393,894

	Total Net Assets 100.0%	$670,388,728

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
c	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,633,402
Gross unrealized depreciation	(64,224,735)

Net unrealized appreciation (depreciation)	$(28,591,333)

Cost for federal income tax purposes	$698,586,167

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Large Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	82,592,432	82,592,432	—	—
Consumer Staples	50,414,618	50,414,618	—	—
Energy	93,595,493	93,595,493	—	—
Financials	147,593,301	147,593,301	—	—
Health Care	73,550,465	73,550,465	—	—
Industrials	99,226,554	99,226,554	—	—
Information Technology	54,833,255	54,833,255	—	—
Materials	27,067,903	27,067,903	—	—
Telecommunications Services	6,916,913	6,916,913	—	—
Utilities	18,224,159	18,224,159	—	—
Short-Term Investments	15,979,741	—	15,979,741	—

Total	$669,994,834	$654,015,093	$15,979,741	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$2,450,287	$72,435,702	$74,885,989	—	$—	$2,583
Total Value and Income Earned	2,450,287				—	2,583

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (89.7%)	Value
Consumer Discretionary (12.1%)
29,800	Amazon.com, Inc.[a]	$3,255,948
113,450	Carnival Corporation	3,430,728
392,300	Comcast Corporation	6,814,251
304,690	Dana Holding Corporation[a]	3,046,900
438,880	International Game Technology	6,890,416
242,440	J.C. Penney Company, Inc.	5,207,611
146,200	Kohl’s Corporation[a]	6,944,500
194,790	Liberty Media Corporation - Interactive[a]	2,045,295
159,850	Lowe’s Companies, Inc.	3,264,137
142,260	Macy’s, Inc.	2,546,454
35,940	Omnicom Group, Inc.	1,232,742
83,150	Target Corporation	4,088,486
133,880	Time Warner Cable, Inc.	6,972,470
296,110	Walt Disney Company	9,327,465

	Total Consumer Discretionary	65,067,403

Consumer Staples (7.3%)
11,300	Altria Group, Inc.	226,452
93,720	Avon Products, Inc.	2,483,580
20,900	Coca-Cola Company	1,047,508
66,700	Kimberly-Clark Corporation	4,044,021
302,030	Kraft Foods, Inc.	8,456,840
103,850	PepsiCo, Inc.	6,329,657
203,701	Philip Morris International, Inc.	9,337,654
45,600	Procter & Gamble Company	2,735,088
92,600	Wal-Mart Stores, Inc.	4,451,282

	Total Consumer Staples	39,112,082

Energy (10.1%)
61,780	Anadarko Petroleum Corporation	2,229,640
148,830	Baker Hughes, Inc.	6,186,863
210,420	ConocoPhillips	10,329,518
199,460	ENSCO International plc ADR	7,834,789
43,650	EOG Resources, Inc.	4,293,850
145,940	Occidental Petroleum Corporation	11,259,271
6,000	Petroleo Brasileiro SA ADR	205,920
107,400	Schlumberger, Ltd.	5,943,516
74,300	Ultra Petroleum Corporation[a]	3,287,775
146,570	Valero Energy Corporation	2,635,329

	Total Energy	54,206,471

Financials (12.9%)
105,000	Ameriprise Financial, Inc.	3,793,650
407,090	Bank of America Corporation	5,849,883
168,170	Bank of New York Mellon Corporation	4,152,117
122,620	Capital One Financial Corporation	4,941,586
2,849,430	Citigroup, Inc.[a]	10,713,857
252,940	Fifth Third Bancorp	3,108,633
18,700	Goldman Sachs Group, Inc.	2,454,749
154,800	Hartford Financial Services Group, Inc.	3,425,724
30,150	IntercontinentalExchange, Inc.[a]	3,407,854
137,367	J.P. Morgan Chase & Company	5,029,006
163,180	Morgan Stanley	3,787,408
81,120	Northern Trust Corporation	3,788,304
96,824	Principal Financial Group, Inc.	2,269,555
101,590	Prudential Financial, Inc.	5,451,319
47,300	SunTrust Banks, Inc.	1,102,090
236,140	Wells Fargo & Company	6,045,184

	Total Financials	69,320,919

Health Care (12.3%)
99,920	C.R. Bard, Inc.	7,746,798
101,050	Celgene Corporation[a]	5,135,361
61,690	Covidien, Ltd.	2,478,704
60,690	Gilead Sciences, Inc.[a]	2,080,453
119,910	Johnson & Johnson	7,081,885
85,482	Medco Health Solutions, Inc.[a]	4,708,349
69,250	Medtronic, Inc.	2,511,697
129,000	Teva Pharmaceutical Industries, Ltd. ADR	6,706,710
131,400	Thermo Fisher Scientific, Inc.[a]	6,445,170
378,240	UnitedHealth Group, Inc.	10,742,016
199,270	Zimmer Holdings, Inc.[a]	10,770,543

	Total Health Care	66,407,686

Industrials (10.5%)
40,790	3M Company	3,222,002
20,810	Avery Dennison Corporation	668,625
39,940	Boeing Company	2,506,235
45,900	Caterpillar, Inc.	2,757,213
75,050	Cooper Industries plc	3,302,200
121,570	CSX Corporation	6,033,519
115,400	Dover Corporation	4,822,566
44,960	Eaton Corporation	2,942,182
87,250	Emerson Electric Company	3,811,953
22,800	FedEx Corporation	1,598,508
56,150	Fluor Corporation	2,386,375
224,400	General Electric Company	3,235,848
65,630	Honeywell International, Inc.	2,561,539
61,520	Illinois Tool Works, Inc.	2,539,546
122,730	Ingersoll-Rand plc	4,232,958
51,750	Siemens AG ADR[b]	4,633,177
77,080	Spirit Aerosystems Holdings, Inc.[a]	1,469,145
68,770	Textron, Inc.[b]	1,167,027
42,370	United Technologies Corporation	2,750,237

	Total Industrials	56,640,855

Information Technology (19.9%)
170,150	Adobe Systems, Inc.[a]	4,497,065
94,000	Analog Devices, Inc.	2,618,840
52,924	Apple, Inc.[a]	13,311,974
450,030	Cisco Systems, Inc.[a]	9,590,139
114,650	Corning, Inc.	1,851,597
137,500	EMC Corporation[a]	2,516,250
26,171	Google, Inc.[a]	11,644,786
183,810	Hewlett-Packard Company	7,955,297
255,050	Intel Corporation	4,960,722
39,848	International Business Machines Corporation	4,920,431
45,400	KLA-Tencor Corporation	1,265,752
67,000	Lam Research Corporation[a]	2,550,020
30,800	MasterCard, Inc.	6,145,524
46,050	McAfee, Inc.[a]	1,414,656
422,750	Micron Technology, Inc.[a]	3,589,148
415,980	Microsoft Corporation	9,571,700
378,708	Oracle Corporation	8,127,074
127,980	Tyco Electronics, Ltd.	3,248,132
40,500	Visa, Inc.	2,865,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (89.7%)	Value
Information Technology (19.9%) -continued
573,490	Xerox Corporation	$4,610,860

	Total Information Technology	107,255,342

Materials (3.2%)
52,760	Allegheny Technologies, Inc.	2,331,465
36,500	CF Industries Holdings, Inc.	2,315,925
226,707	E.I. du Pont de Nemours and Company	7,841,795
77,800	Freeport-McMoRan Copper & Gold, Inc.	4,600,314

	Total Materials	17,089,499

Utilities (1.4%)
225,050	American Electric Power Company, Inc.	7,269,115

	Total Utilities	7,269,115

	Total Common Stock (cost $500,664,583)	482,369,372

	Collateral Held for Securities Loaned (0.8%)
4,286,925	Thrivent Financial Securities Lending Trust	4,286,925

	Total Collateral Held for Securities Loaned (cost $4,286,925)	4,286,925

Principal Amount	Short-Term Investments (9.8%)[c]
	Enterprise Funding Company, LLC	6,145,000
$6,145,000	0.090%, 7/1/2010
	Federal Home Loan Bank Discount Notes	4,999,922
5,000,000	0.070%, 7/9/2010
10,000,000	0.070%, 7/14/2010	9,999,747
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.130%, 7/2/2010	4,999,982
10,000,000	0.120%, 7/13/2010	9,999,600
	Federal National Mortgage Association Discount Notes
4,800,000	0.180%, 7/7/2010[d]	4,799,858
	Jupiter Securitization Company, LLC
6,410,000	0.090%, 7/1/2010	6,410,000
	Thunder Bay Funding, Inc.
5,700,000	0.060%, 7/1/2010	5,700,000

	Total Short-Term Investments (at amortized cost)	53,054,109

	Total Investments (cost $558,005,617) 100.3%	$539,710,406

	Other Assets and Liabilities, Net (0.3%)	(1,779,948)

	Total Net Assets 100.0%	$537,930,458

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2010, $4,799,858 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions: ADR -
American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,478,290
Gross unrealized depreciation	(42,773,501)

Net unrealized appreciation (depreciation)	$(18,295,211)

Cost for federal income tax purposes	$558,005,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Large Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	65,067,403	65,067,403	—	—
Consumer Staples	39,112,082	39,112,082	—	—
Energy	54,206,471	54,206,471	—	—
Financials	69,320,919	69,320,919	—	—
Health Care	66,407,686	66,407,686	—	—
Industrials	56,640,855	56,640,855	—	—
Information Technology	107,255,342	107,255,342	—	—
Materials	17,089,499	17,089,499	—	—
Utilities	7,269,115	7,269,115	—	—
Collateral Held for Securities Loaned	4,286,925	4,286,925	—	—
Short-Term Investments	53,054,109	—	53,054,109	—

Total	$539,710,406	$486,656,297	$53,054,109	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	1,190,315	1,190,315	—	—

Total Liability Derivatives	$1,190,315	$1,190,315	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	153	September 2010	$40,457,765	$39,267,450	($1,190,315)
Total Futures Contracts					($1,190,315)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,190,315
Total Equity Contracts		1,190,315

Total Liability Derivatives		$1,190,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	66,601
Futures	Net realized gains/(losses) on Futures contracts	(910,642)
Total Equity Contracts		(844,041)

Total		($844,041)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(76,331)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,158,170)
Total Equity Contracts		(2,234,501)

Total		($2,234,501)

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$60,616,006	9.9%	484

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$5,875,573	$59,524,482	$61,113,130	4,286,925	$4,286,925	$11,120
Total Value and Income Earned	5,875,573				4,286,925	11,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (10.1%)
2,800	Abercrombie & Fitch Company	$85,932
10,700	Amazon.com, Inc.[a]	1,169,082
4,000	Apollo Group, Inc.[a]	169,880
2,700	AutoNation, Inc.[a,b]	52,650
1,000	AutoZone, Inc.[a]	193,220
8,100	Bed Bath & Beyond, Inc.[a]	300,348
10,825	Best Buy Company, Inc.	366,534
2,500	Big Lots, Inc.[a]	80,225
6,400	CarMax, Inc.[a]	127,360
13,500	Carnival Corporation	408,240
20,972	CBS Corporation	271,168
9,500	Coach, Inc.	347,225
87,015	Comcast Corporation	1,511,450
8,300	D.R. Horton, Inc.	81,589
4,350	Darden Restaurants, Inc.	168,997
2,000	DeVry, Inc.	104,980
28,200	DIRECTV[a]	956,544
8,900	Discovery Communications, Inc.[a]	317,819
7,900	Eastman Kodak Company[a,b]	34,286
6,400	Expedia, Inc.	120,192
4,200	Family Dollar Stores, Inc.	158,298
105,311	Ford Motor Company[a,b]	1,061,535
4,800	Fortune Brands, Inc.	188,064
7,300	Gannett Company, Inc.	98,258
13,762	Gap, Inc.	267,808
5,000	Genuine Parts Company	197,250
7,400	Goodyear Tire & Rubber Company[a]	73,556
9,900	H&R Block, Inc.	155,331
7,300	Harley-Davidson, Inc.	162,279
2,200	Harman International Industries, Inc.[a]	65,758
4,050	Hasbro, Inc.	166,455
51,900	Home Depot, Inc.	1,456,833
9,200	International Game Technology	144,440
14,567	Interpublic Group of Companies, Inc.[a]	103,863
7,300	J.C. Penney Company, Inc.	156,804
20,900	Johnson Controls, Inc.	561,583
9,600	Kohl’s Corporation[a]	456,000
4,500	Leggett & Platt, Inc.	90,270
5,000	Lennar Corporation	69,550
8,304	Limited Brands, Inc.	183,269
44,100	Lowe’s Companies, Inc.	900,522
13,068	Macy’s, Inc.	233,917
7,906	Marriott International, Inc.	236,706
11,150	Mattel, Inc.	235,934
33,400	McDonald’s Corporation	2,200,058
9,800	McGraw-Hill Companies, Inc.	275,772
1,200	Meredith Corporation	37,356
3,400	New York Times Company[a]	29,410
8,473	Newell Rubbermaid, Inc.	124,045
69,200	News Corporation	827,632
12,100	NIKE, Inc.	817,355
5,200	Nordstrom, Inc.	167,388
8,200	Office Depot, Inc.[a]	33,128
9,500	Omnicom Group, Inc.	325,850
4,300	O'Reilly Automotive, Inc.[a]	204,508
2,200	Polo Ralph Lauren Corporation	160,512
1,500	Priceline.com, Inc.[a]	264,810
9,392	Pulte Group, Inc.[a]	77,766
3,800	RadioShack Corporation	74,138
3,800	Ross Stores, Inc.	202,502
2,800	Scripps Networks Interactive	112,952
1,432	Sears Holdings Corporation[a,b]	92,579
2,800	Sherwin-Williams Company	193,732
1,800	Snap-On, Inc.	73,638
5,000	Stanley Black & Decker, Inc.	252,600
22,375	Staples, Inc.	426,244
23,200	Starbucks Corporation	563,760
5,800	Starwood Hotels & Resorts Worldwide, Inc.	240,294
22,900	Target Corporation	1,125,993
4,000	Tiffany & Company	151,640
11,058	Time Warner Cable, Inc.	575,901
35,250	Time Warner, Inc.	1,019,077
12,700	TJX Companies, Inc.	532,765
4,100	Urban Outfitters, Inc.[a]	140,999
2,800	VF Corporation	199,304
18,772	Viacom, Inc.	588,878
60,747	Walt Disney Company	1,913,530
270	Washington Post Company	110,830
2,357	Whirlpool Corporation	206,992
5,572	Wyndham Worldwide Corporation	112,220
2,200	Wynn Resorts, Ltd.	167,794
14,480	Yum! Brands, Inc.	565,299

	Total Consumer Discretionary	29,481,255

Consumer Staples (11.4%)
63,900	Altria Group, Inc.	1,280,556
19,868	Archer-Daniels-Midland Company	512,992
13,300	Avon Products, Inc.	352,450
3,425	Brown-Forman Corporation	196,013
5,800	Campbell Soup Company	207,814
4,300	Clorox Company	267,288
71,600	Coca-Cola Company	3,588,592
10,000	Coca-Cola Enterprises, Inc.	258,600
15,300	Colgate-Palmolive Company	1,205,028
13,600	ConAgra Foods, Inc.	317,152
5,600	Constellation Brands, Inc.[a]	87,472
13,700	Costco Wholesale Corporation	751,171
42,244	CVS Caremark Corporation	1,238,594
5,500	Dean Foods Company[a]	55,385
7,700	Dr. Pepper Snapple Group, Inc.	287,903
3,800	Estee Lauder Companies, Inc.	211,774
20,400	General Mills, Inc.	724,608
9,800	H.J. Heinz Company	423,556
5,100	Hershey Company	244,443
2,200	Hormel Foods Corporation	89,056
3,651	J.M. Smucker Company	219,863
7,900	Kellogg Company	397,370
12,892	Kimberly-Clark Corporation	781,642
53,752	Kraft Foods, Inc.	1,505,056
19,700	Kroger Company	387,893
4,700	Lorillard, Inc.	338,306
4,100	McCormick & Company, Inc.	155,636
6,428	Mead Johnson Nutrition Company	322,171
4,900	Molson Coors Brewing Company	207,564
50,030	PepsiCo, Inc.	3,049,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.1%)	Value
Consumer Staples (11.4%) - continued
57,500	Philip Morris International, Inc.	$2,635,800
89,338	Procter & Gamble Company	5,358,493
5,300	Reynolds American, Inc.	276,236
11,800	Safeway, Inc.	231,988
19,800	Sara Lee Corporation	279,180
6,381	SUPERVALU, Inc.	69,170
18,300	SYSCO Corporation	522,831
9,200	Tyson Foods, Inc.	150,788
30,400	Walgreen Company	811,680
64,500	Wal-Mart Stores, Inc.	3,100,515
5,400	Whole Foods Market, Inc.[a,b]	194,508

	Total Consumer Staples	33,296,466

Energy (10.6%)
15,372	Anadarko Petroleum Corporation	554,776
10,520	Apache Corporation	885,679
13,383	Baker Hughes, Inc.	556,331
3,300	Cabot Oil & Gas Corporation	103,356
7,600	Cameron International Corporation[a]	247,152
20,100	Chesapeake Energy Corporation	421,095
62,296	Chevron Corporation	4,227,407
46,149	ConocoPhillips	2,265,454
7,100	CONSOL Energy, Inc.	239,696
12,200	Denbury Resources, Inc.[a]	178,608
13,900	Devon Energy Corporation	846,788
2,200	Diamond Offshore Drilling, Inc.[b]	136,818
21,218	El Paso Corporation	235,732
7,900	EOG Resources, Inc.	777,123
158,590	Exxon Mobil Corporation	9,050,731
3,800	FMC Technologies, Inc.[a]	200,108
28,000	Halliburton Company	687,400
3,300	Helmerich & Payne, Inc.	120,516
9,000	Hess Corporation	453,060
22,068	Marathon Oil Corporation	686,094
3,200	Massey Energy Company	87,520
6,000	Murphy Oil Corporation	297,300
8,800	Nabors Industries, Ltd.[a]	155,056
13,000	National Oilwell Varco, Inc.	429,910
5,500	Noble Energy, Inc.	331,815
25,200	Occidental Petroleum Corporation	1,944,180
8,400	Peabody Energy Corporation	328,692
3,600	Pioneer Natural Resources Company	214,020
5,000	Range Resources Corporation	200,750
3,500	Rowan Companies, Inc.[a]	76,790
37,000	Schlumberger, Ltd.	2,047,580
7,700	Smith International, Inc.	289,905
10,800	Southwestern Energy Company[a]	417,312
20,004	Spectra Energy Corporation	401,480
3,700	Sunoco, Inc.	128,649
4,200	Tesoro Corporation	49,014
17,300	Valero Energy Corporation	311,054
18,000	Williams Companies, Inc.	329,040

	Total Energy	30,913,991

Financials (16.2%)
14,600	AFLAC, Inc.	622,982
16,582	Allstate Corporation	476,401
37,300	American Express Company	1,480,810
4,267	American International Group, Inc.[a,b]	146,955
8,000	Ameriprise Financial, Inc.	289,040
8,325	Aon Corporation	309,024
3,536	Apartment Investment & Management Company	68,492
3,500	Assurant, Inc.	121,450
2,501	AvalonBay Communities, Inc.	233,518
310,910	Bank of America Corporation	4,467,777
37,452	Bank of New York Mellon Corporation	924,690
21,400	BB&T Corporation	563,034
51,369	Berkshire Hathaway, Inc.[a]	4,093,596
4,400	Boston Properties, Inc.	313,896
14,073	Capital One Financial Corporation	567,142
8,300	CB Richard Ellis Group, Inc.[a]	112,963
29,725	Charles Schwab Corporation	421,501
10,200	Chubb Corporation	510,102
5,038	Cincinnati Financial Corporation	130,333
699,739	Citigroup, Inc.[a]	2,631,019
2,100	CME Group, Inc.	591,255
5,550	Comerica, Inc.	204,407
16,625	Discover Financial Services	232,417
6,110	E*TRADE Financial Corporation[a]	72,220
8,700	Equity Residential	362,268
2,600	Federated Investors, Inc.	53,846
24,594	Fifth Third Bancorp	302,260
6,846	First Horizon National Corporation[a]	78,387
4,600	Franklin Resources, Inc.	396,474
15,100	Genworth Financial, Inc.[a]	197,357
15,900	Goldman Sachs Group, Inc.	2,087,193
13,800	Hartford Financial Services Group, Inc.	305,394
9,000	Health Care Property Investors, Inc.	290,250
3,900	Health Care REIT, Inc.	164,268
20,341	Host Hotels & Resorts, Inc.	274,197
13,900	Hudson City Bancorp, Inc.	170,136
21,971	Huntington Bancshares, Inc.	121,719
2,400	IntercontinentalExchange, Inc.[a]	271,272
14,300	Invesco, Ltd.	240,669
123,248	J.P. Morgan Chase & Company	4,512,109
5,300	Janus Capital Group, Inc.	47,064
26,900	KeyCorp	206,861
12,400	Kimco Realty Corporation	166,656
5,100	Legg Mason, Inc.	142,953
5,700	Leucadia National Corporation[a]	111,207
9,394	Lincoln National Corporation	228,180
10,800	Loews Corporation	359,748
2,500	M&T Bank Corporation[b]	212,375
16,600	Marsh & McLennan Companies, Inc.	374,330
16,100	Marshall & Ilsley Corporation	115,598
25,532	MetLife, Inc.	964,088
6,100	Moody’s Corporation[b]	121,512
43,350	Morgan Stanley	1,006,153
4,400	Nasdaq OMX Group, Inc.[a]	78,232
7,500	Northern Trust Corporation	350,250
8,000	NYSE Euronext	221,040
11,200	People’s United Financial, Inc.	151,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.1%)	Value
Financials (16.2%) - continued
5,000	Plum Creek Timber Company, Inc.	$172,650
16,314	PNC Financial Services Group, Inc.	921,741
10,000	Principal Financial Group, Inc.	234,400
20,200	Progressive Corporation	378,144
14,700	ProLogis	148,911
14,500	Prudential Financial, Inc.	778,070
4,300	Public Storage, Inc.	378,013
36,677	Regions Financial Corporation	241,335
9,144	Simon Property Group, Inc.	738,378
14,800	SLM Corporation[a]	153,772
15,600	State Street Corporation	527,592
15,500	SunTrust Banks, Inc.	361,150
8,068	T. Rowe Price Group, Inc.	358,139
2,600	Torchmark Corporation	128,726
15,381	Travelers Companies, Inc.	757,514
59,385	U.S. Bancorp	1,327,255
10,224	Unum Group	221,861
4,900	Ventas, Inc.	230,055
4,997	Vornado Realty Trust	364,531
161,540	Wells Fargo & Company	4,135,424
10,600	XL Group plc	169,706
5,000	Zions Bancorporation[b]	107,850

	Total Financials	47,105,487

Health Care (12.0%)
47,900	Abbott Laboratories	2,240,762
13,096	Aetna, Inc.	345,472
9,600	Allergan, Inc.	559,296
8,600	AmerisourceBergen Corporation	273,050
29,740	Amgen, Inc.[a]	1,564,324
18,500	Baxter International, Inc.	751,840
7,300	Becton, Dickinson and Company	493,626
8,200	Biogen Idec, Inc.[a]	389,090
46,050	Boston Scientific Corporation[a]	267,090
53,098	Bristol-Myers Squibb Company	1,324,264
3,000	C.R. Bard, Inc.	232,590
11,275	Cardinal Health, Inc.	378,953
5,387	CareFusion Corporation[a]	122,285
14,300	Celgene Corporation[a]	726,726
2,400	Cephalon, Inc.[a,b]	136,200
2,200	Cerner Corporation[a]	166,958
8,600	CIGNA Corporation	267,116
4,600	Coventry Health Care, Inc.[a]	81,328
3,300	DaVita, Inc.[a]	206,052
4,600	Dentsply International, Inc.	137,586
31,400	Eli Lilly and Company	1,051,900
17,000	Express Scripts, Inc.[a]	799,340
9,300	Forest Laboratories, Inc.[a]	255,099
8,300	Genzyme Corporation[a]	421,391
27,600	Gilead Sciences, Inc.[a]	946,128
5,180	Hospira, Inc.[a]	297,591
5,200	Humana, Inc.[a]	237,484
1,300	Intuitive Surgical, Inc.[a]	410,306
85,540	Johnson & Johnson	5,051,992
6,900	King Pharmaceuticals, Inc.[a]	52,371
3,300	Laboratory Corporation of America Holdings[a]	248,655
5,743	Life Technologies Corporation[a]	271,357
8,442	McKesson Corporation	566,965
14,186	Medco Health Solutions, Inc.[a]	781,365
34,200	Medtronic, Inc.	1,240,434
96,583	Merck & Company, Inc.	3,377,507
1,800	Millipore Corporation[a]	191,970
9,400	Mylan, Inc.[a,b]	160,176
2,900	Patterson Companies, Inc.	82,737
3,500	PerkinElmer, Inc.	72,345
249,260	Pfizer, Inc.	3,554,448
4,700	Quest Diagnostics, Inc.	233,919
10,084	St. Jude Medical, Inc.[a]	363,932
8,800	Stryker Corporation	440,528
12,800	Tenet Healthcare Corporation[a]	55,552
12,800	Thermo Fisher Scientific, Inc.[a]	627,840
35,200	UnitedHealth Group, Inc.	999,680
3,900	Varian Medical Systems, Inc.[a]	203,892
2,900	Waters Corporation[a]	187,630
3,400	Watson Pharmaceuticals, Inc.[a]	137,938
13,300	WellPoint, Inc.[a]	650,769
6,350	Zimmer Holdings, Inc.[a]	343,217

	Total Health Care	34,981,066

Industrials (10.2%)
22,200	3M Company	1,753,578
3,500	Avery Dennison Corporation	112,455
23,560	Boeing Company	1,478,390
5,200	C.H. Robinson Worldwide, Inc.	289,432
19,500	Caterpillar, Inc.	1,171,365
4,000	Cintas Corporation	95,880
12,100	CSX Corporation	600,523
6,300	Cummins, Inc.	410,319
16,400	Danaher Corporation	608,768
13,200	Deere & Company	734,976
5,800	Dover Corporation	242,382
1,600	Dun & Bradstreet Corporation	107,392
5,200	Eaton Corporation	340,288
23,400	Emerson Electric Company	1,022,346
3,900	Equifax, Inc.	109,434
6,700	Expeditors International of Washington, Inc.	231,217
4,100	Fastenal Company[b]	205,779
9,760	FedEx Corporation	684,274
1,600	First Solar, Inc.[a,b]	182,128
1,800	Flowserve Corporation	152,640
5,600	Fluor Corporation	238,000
12,000	General Dynamics Corporation	702,720
330,600	General Electric Company	4,767,252
3,800	Goodrich Corporation	251,750
23,675	Honeywell International, Inc.	924,035
12,100	Illinois Tool Works, Inc.	499,488
5,700	ITT Corporation	256,044
3,900	Jacobs Engineering Group, Inc.[a]	142,116
3,600	L-3 Communications Holdings, Inc.	255,024
9,700	Lockheed Martin Corporation	722,650
10,900	Masco Corporation	117,284
11,500	Norfolk Southern Corporation	610,075
9,398	Northrop Grumman Corporation	511,627
11,337	PACCAR, Inc.	452,006
3,700	Pall Corporation	127,169
5,075	Parker Hannifin Corporation	281,459
6,300	Pitney Bowes, Inc.	138,348
4,500	Precision Castparts Corporation	463,140
6,500	Quanta Services, Inc.[a]	134,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.1%)	Value
Industrials (10.2%) - continued
6,200	R.R. Donnelley & Sons Company	$101,494
11,800	Raytheon Company	571,002
9,920	Republic Services, Inc.	294,922
4,600	Robert Half International, Inc.	108,330
4,500	Rockwell Automation, Inc.	220,905
4,800	Rockwell Collins, Inc.	255,024
3,000	Roper Industries, Inc.	167,880
1,700	Ryder System, Inc.	68,391
22,600	Southwest Airlines Company	251,086
2,700	Stericycle, Inc.[a]	177,066
8,500	Textron, Inc.[b]	144,245
15,700	Union Pacific Corporation	1,091,307
30,800	United Parcel Service, Inc.	1,752,212
29,000	United Technologies Corporation	1,882,390
2,000	W.W. Grainger, Inc.	198,900
14,799	Waste Management, Inc.	463,061

	Total Industrials	29,876,193

Information Technology (18.6%)
16,300	Adobe Systems, Inc.[a]	430,809
17,000	Advanced Micro Devices, Inc.[a,b]	124,440
10,815	Agilent Technologies, Inc.[a]	307,470
5,400	Akamai Technologies, Inc.[a]	219,078
9,200	Altera Corporation	228,252
5,400	Amphenol Corporation	212,112
9,300	Analog Devices, Inc.	259,098
28,300	Apple, Inc.[a]	7,118,299
40,900	Applied Materials, Inc.	491,618
7,200	Autodesk, Inc.[a]	175,392
15,500	Automatic Data Processing, Inc.	624,030
5,700	BMC Software, Inc.[a]	197,391
13,400	Broadcom Corporation	441,798
11,712	CA, Inc.	215,501
176,900	Cisco Systems, Inc.[a]	3,769,739
5,700	Citrix Systems, Inc.[a]	240,711
9,300	Cognizant Technology Solutions Corporation[a]	465,558
4,700	Computer Sciences Corporation	212,675
6,200	Compuware Corporation[a]	49,476
48,000	Corning, Inc.	775,200
53,000	Dell, Inc.[a]	639,180
35,100	eBay, Inc.[a]	688,311
10,000	Electronic Arts, Inc.[a]	144,000
63,486	EMC Corporation[a]	1,161,794
10,200	Fidelity National Information Services, Inc.	273,564
4,800	Fiserv, Inc.[a]	219,168
4,700	FLIR Systems, Inc.[a]	136,723
4,700	GameStop Corporation[a,b]	88,313
7,600	Google, Inc.[a]	3,381,620
4,100	Harris Corporation	170,765
72,386	Hewlett-Packard Company	3,132,866
172,200	Intel Corporation	3,349,290
39,800	International Business Machines Corporation	4,914,504
9,800	Intuit, Inc.[a]	340,746
5,400	Iron Mountain, Inc.	121,284
5,900	Jabil Circuit, Inc.	78,470
6,662	JDS Uniphase Corporation[a]	65,554
16,400	Juniper Networks, Inc.[a]	374,248
5,200	KLA-Tencor Corporation	144,976
2,400	Lexmark International, Inc.[a]	79,272
6,800	Linear Technology Corporation	189,108
18,600	LSI Corporation[a]	85,560
3,100	MasterCard, Inc.	618,543
4,800	McAfee, Inc.[a]	147,456
6,900	MEMC Electronic Materials, Inc.[a]	68,172
5,600	Microchip Technology, Inc.[b]	155,344
26,100	Micron Technology, Inc.[a]	221,589
236,200	Microsoft Corporation	5,434,962
4,000	Molex, Inc.[b]	72,960
3,700	Monster Worldwide, Inc.[a,b]	43,105
71,190	Motorola, Inc.[a]	464,159
7,000	National Semiconductor Corporation	94,220
10,700	NETAPP, Inc.[a]	399,217
10,000	Novell, Inc.[a]	56,800
3,000	Novellus Systems, Inc.[a]	76,080
17,350	NVIDIA Corporation[a]	177,144
120,837	Oracle Corporation	2,593,162
9,800	Paychex, Inc.	254,506
3,300	QLogic Corporation[a]	54,846
50,900	QUALCOMM, Inc.	1,671,556
5,900	Red Hat, Inc.[a]	170,746
8,600	SAIC, Inc.[a]	143,964
3,600	Salesforce.com, Inc.[a]	308,952
7,200	SanDisk Corporation[a]	302,904
24,524	Symantec Corporation[a]	340,393
10,700	Tellabs, Inc.	68,373
5,200	Teradata Corporation[a]	158,496
5,100	Teradyne, Inc.[a]	49,725
37,600	Texas Instruments, Inc.	875,328
5,800	Total System Services, Inc.	78,880
5,600	VeriSign, Inc.[a]	148,680
14,100	Visa, Inc.	997,575
7,100	Western Digital Corporation[a]	214,136
20,480	Western Union Company	305,357
42,685	Xerox Corporation	343,187
8,400	Xilinx, Inc.	212,184
36,200	Yahoo!, Inc.[a]	500,646

	Total Information Technology	54,161,310

Materials (3.3%)
6,600	Air Products and Chemicals, Inc.	427,746
2,500	Airgas, Inc.	155,500
3,300	AK Steel Holding Corporation	39,336
31,264	Alcoa, Inc.	314,516
3,069	Allegheny Technologies, Inc.	135,619
2,800	Ball Corporation	147,924
3,300	Bemis Company, Inc.	89,100
2,300	CF Industries Holdings, Inc.	145,935
4,300	Cliffs Natural Resources, Inc.	202,788
35,793	Dow Chemical Company	849,010
28,011	E.I. du Pont de Nemours and Company	968,901
2,200	Eastman Chemical Company	117,392
7,300	Ecolab, Inc.	327,843
2,200	FMC Corporation	126,346
14,696	Freeport-McMoRan Copper & Gold, Inc.	868,974
2,400	International Flavors & Fragrances, Inc.	101,808

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (99.1%)	Value
Materials (3.3%) - continued
13,471	International Paper Company	$304,849
5,181	MeadWestvaco Corporation	115,018
16,978	Monsanto Company	784,723
15,248	Newmont Mining Corporation	941,412
9,800	Nucor Corporation	375,144
5,200	Owens-Illinois, Inc.[a]	137,540
4,100	Pactiv Corporation[a]	114,185
5,100	PPG Industries, Inc.	308,091
9,500	Praxair, Inc.	721,905
4,752	Sealed Air Corporation	93,709
3,800	Sigma-Aldrich Corporation	189,354
2,600	Titanium Metals Corporation[a]	45,734
4,500	United States Steel Corporation	173,475
4,000	Vulcan Materials Company	175,320
6,500	Weyerhaeuser Company	228,800

	Total Materials	9,727,997

Telecommunications Services (3.0%)
12,600	American Tower Corporation[a]	560,700
182,939	AT&T, Inc.	4,425,294
9,225	CenturyLink, Inc.	307,285
9,600	Frontier Communications Corporation[b]	68,256
7,800	MetroPCS Communications, Inc.[a]	63,882
44,472	Qwest Communications International, Inc.	233,478
91,420	Sprint Nextel Corporation[a]	387,621
87,396	Verizon Communications, Inc.	2,448,836
14,907	Windstream Corporation	157,418

	Total Telecommunications Services	8,652,770

Utilities (3.7%)
20,300	AES Corporation[a]	187,572
5,200	Allegheny Energy, Inc.	107,536
7,300	Ameren Corporation	173,521
14,660	American Electric Power Company, Inc.	473,518
12,273	CenterPoint Energy, Inc.	161,513
6,500	CMS Energy Corporation	95,225
8,800	Consolidated Edison, Inc.	379,280
6,300	Constellation Energy Group, Inc.	203,175
18,394	Dominion Resources, Inc.	712,584
5,200	DTE Energy Company	237,172
39,808	Duke Energy Corporation	636,928
10,000	Edison International, Inc.	317,200
5,900	Entergy Corporation	422,558
4,500	EQT Corporation	162,630
20,524	Exelon Corporation	779,296
9,400	FirstEnergy Corporation	331,162
2,315	Integrys Energy Group, Inc.	101,258
12,900	NextEra Energy, Inc.	629,004
1,400	Nicor, Inc.	56,700
7,809	NiSource, Inc.	113,231
5,400	Northeast Utilities	137,592
7,900	NRG Energy, Inc.[a]	167,559
3,300	ONEOK, Inc.	142,725
6,600	Pepco Holdings, Inc.	103,488
11,600	PG&E Corporation	476,760
3,200	Pinnacle West Capital Corporation	116,352
14,600	PPL Corporation	364,270
8,820	Progress Energy, Inc.	345,920
15,500	Public Service Enterprise Group, Inc.	485,615
5,500	Questar Corporation	250,195
3,500	SCANA Corporation	125,160
7,675	Sempra Energy	359,113
25,600	Southern Company	851,968
6,200	TECO Energy, Inc.	93,434
3,700	Wisconsin Energy Corporation	187,738
14,005	Xcel Energy, Inc.	288,643

	Total Utilities	10,777,595

	Total Common Stock (cost $310,489,909)	288,974,130

	Collateral Held for Securities Loaned (1.2%)
3,441,736	Thrivent Financial Securities Lending Trust	3,441,736

	Total Collateral Held for Securities Loaned (cost $3,441,736)	3,441,736

Principal Amount	Short-Term Investments (0.8%)[c]
	Federal National Mortgage Association Discount Notes
700,000	0.180%, 7/7/2010[d]	699,980
	U.S. Treasury Bills
1,515,000	0.020%, 7/8/2010	1,514,994

	Total Short-Term Investments (at amortized cost)	2,214,974

	Total Investments (cost $316,146,619) 101.1%	$294,630,840

	Other Assets and Liabilities, Net (1.1%)	(3,202,092)

	Total Net Assets 100.0%	$291,428,748

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2010, $699,980 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions :

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$51,544,683
Gross unrealized depreciation	(73,060,462)

Net unrealized appreciation (depreciation)	$(21,515,779)

Cost for federal income tax purposes	$316,146,619

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Large Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	29,481,255	29,481,255	—	—
Consumer Staples	33,296,466	33,296,466	—	—
Energy	30,913,991	30,913,991	—	—
Financials	47,105,487	47,105,487	—	—
Health Care	34,981,066	34,981,066	—	—
Industrials	29,876,193	29,876,193	—	—
Information Technology	54,161,310	54,161,310	—	—
Materials	9,727,997	9,727,997	—	—
Telecommunications Services	8,652,770	8,652,770	—	—
Utilities	10,777,595	10,777,595	—	—
Collateral Held for Securities Loaned	3,441,736	3,441,736	—	—
Short-Term Investments	2,214,974	—	2,214,974	—

Total	$294,630,840	$292,415,866	$2,214,974	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	56,540	56,540	—	—

Total Liability Derivatives	$56,540	$56,540	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	8	September 2010	$2,109,740	$2,053,200	($56,540)
Total Futures Contracts					($56,540)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	56,540
Total Equity Contracts		56,540

Total Liability Derivatives		$56,540

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(119,651)
Total Equity Contracts		(119,651)

Total		($119,651)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(96,695)
Total Equity Contracts		(96,695)

Total		($96,695)

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,027,250	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$2,928,421	$14,757,080	$14,243,765	3,441,736	$3,441,736	$10,979
Total Value and Income Earned	2,928,421				3,441,736	10,979

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (80.8%)	Value
Consumer Discretionary (14.5%)
3,300	Advance Auto Parts, Inc.	$165,594
7,300	American Greetings Corporation	136,948
4,200	Best Buy Company, Inc.	142,212
3,400	Blyth, Inc.	115,838
9,500	Brinker International, Inc.	137,370
10,400	Brown Shoe Company, Inc.	157,872
6,700	Cablevision Systems Corporation	160,867
2,500	Carnival plc ADR	81,025
11,500	CBS Corporation	148,695
9,200	Comcast Corporation	159,804
8,800	Cooper Tire & Rubber Company	171,600
3,400	Cracker Barrel Old Country Store, Inc.	158,304
13,900	D.R. Horton, Inc.	136,637
1,850	Daimler AGa	93,518
3,800	Darden Restaurants, Inc.	147,630
2,900	DeVry, Inc.	152,221
6,200	Dillard’s, Inc.	133,300
21,300	Family Dollar Stores, Inc.	802,797
10,500	Finish Line, Inc.	146,265
11,400	Gannett Company, Inc.	153,444
7,700	Gap, Inc.	149,842
4,600	Guess ?, Inc.	143,704
4,200	Hasbro, Inc.	172,620
18,500	Hillenbrand, Inc.	395,715
2,000	Honda Motor Company, Ltd. ADR	57,500
5,900	Jarden Corporation	158,533
5,800	Johnson Controls, Inc.	155,846
8,800	Jones Apparel Group, Inc.	139,480
7,200	Leggett & Platt, Inc.	144,432
6,500	Limited Brands, Inc.	143,455
7,500	Macy’s, Inc.	134,250
7,800	Mattel, Inc.	165,048
9,900	Newell Rubbermaid, Inc.	144,936
12,600	News Corporation	150,696
4,200	Nordstrom, Inc.	135,198
8,400	Oxford Industries, Inc.	175,812
7,100	Pearson plc ADR	93,365
5,300	PetSmart, Inc.	159,901
3,100	Ross Stores, Inc.	165,199
6,700	Scholastic Corporation	161,604
5,300	Sotheby’s Holdings, Inc.	121,211
6,300	Starbucks Corporation	153,090
600	Starwood Hotels & Resorts Worldwide, Inc.	24,858
3,100	Target Corporation	152,427
3,800	Tiffany & Company	144,058
3,700	TJX Companies, Inc.	155,215
2,000	Toyota Motor Corporation ADR	137,140
1,600	Whirlpool Corporation	140,512
5,900	Williams-Sonoma, Inc.	146,438
7,300	Wyndham Worldwide Corporation	147,022

	Total Consumer Discretionary	7,971,048

Consumer Staples (5.2%)
2,000	Anheuser-Busch InBev NV ADR	96,020
1,300	British American Tobacco plc ADR	82,290
1,000	Companhia de Bebidas das Americas ADR	101,010
15,100	Del Monte Foods Company	217,289
3,600	Herbalife, Ltd.	165,780
6,200	Nu Skin Enterprises, Inc.	154,566
13,800	Sanderson Farms, Inc.	700,212
69,500	Sara Lee Corporation	979,950
9,600	Tyson Foods, Inc.	157,344
3,500	Unilever NV ADR	95,620
4,100	Unilever plc ADR	109,593

	Total Consumer Staples	2,859,674

Energy (3.1%)
2,100	Cimarex Energy Company	150,318
600	CNOOC, Ltd. ADR	102,102
3,700	Enerplus Resources Fund ADR	79,809
2,600	Eni SPA ADR	95,030
3,300	PetroChina Company, Ltd. ADR	362,109
5,300	Petroleo Brasileiro SA ADR	157,940
7,000	Royal Dutch Shell plc ADR	337,960
4,400	StatoilHydro ASA Sponsor ADR	84,260
2,600	Suncor Energy, Inc.	76,544
4,300	Talisman Energy, Inc.	65,274
2,500	Total SA ADR	111,600
2,500	TransCanada Corporation ADR	83,575

	Total Energy	1,706,521

Financials (20.7%)
37,600	Advance America Cash Centers, Inc.	155,288
3,800	AFLAC, Inc.	162,146
700	Agree Realty Corporation	16,324
400	Alexandria Real Estate Equities, Inc.	25,348
5,600	Allstate Corporation	160,888
1,600	AMB Property Corporation	37,936
1,400	American Campus Communities, Inc.	38,206
17,600	American Equity Investment Life Holding Company	181,632
6,000	American Financial Group, Inc.	163,920
16,400	Apollo Investment Corporation	153,012
1,000	Ashford Hospitality Trust[a]	7,330
4,700	Assurant, Inc.	163,090
1,600	AvalonBay Communities, Inc.	149,392
4,050	AXA SA ADR	61,762
6,600	Banco Bilbao Vizcaya Argentaria SA ADR	67,914
6,000	Banco Bradesco SA ADR	95,160
11,000	Banco Santander SA ADR	115,500
10,600	Bank of America Corporation	152,322
2,000	Bank of Nova Scotia	92,040
3,700	Barclays plc ADR	58,793
5,500	BB&T Corporation	144,705
26,800	BGC Partners, Inc.	136,948
1,900	BioMed Realty Trust, Inc.	30,571
15,900	BlackRock Kelso Capital Corporation	156,933
3,300	BOK Financial Corporation	156,651
23,000	Boston Private Financial Holdings, Inc.	147,890
2,000	Boston Properties, Inc.	142,680
1,300	Brandywine Realty Trust	13,975
800	BRE Properties, Inc.	29,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (80.8%)	Value
Financials (20.7%) - continued
2,800	Brookfield Asset Management, Inc.	$63,336
1,500	Brookfield Properties Corporation	21,060
1,000	Camden Property Trust	40,850
26,200	Cardinal Financial Corporation	242,088
1,000	CBL & Associates Properties, Inc.	12,440
1,800	China Life Insurance Company, Ltd. ADR	117,360
300	Corporate Office Properties Trust	11,328
1,950	Credit Suisse Group ADR	72,989
2,200	DCT Industrial Trust, Inc.	9,944
1,050	Deutsche Bank AG ADR	58,968
800	Developers Diversified Realty Corporation	7,920
2,000	DiamondRock Hospitality Company[a]	16,440
1,200	Digital Realty Trust, Inc.	69,216
700	Duke Realty Corporation	7,945
700	DuPont Fabros Technology, Inc.	17,192
10,000	East West Bancorp, Inc.	152,500
100	EastGroup Properties, Inc.	3,558
1,400	Education Realty Trust, Inc.	8,442
200	Entertainment Properties Trust	7,614
1,500	Equity One, Inc.	23,400
3,200	Equity Residential	133,248
600	Essex Property Trust, Inc.	58,524
1,500	Federal Realty Investment Trust	105,405
12,900	Fifth Third Bancorp	158,541
700	First Industrial Realty Trust, Inc.[a]	3,374
700	Forest City Enterprises, Inc.[a]	7,924
2,700	Franklin Street Properties Corporation	31,887
16,600	Fulton Financial Corporation	160,190
1,000	Getty Realty Corporation	22,410
1,000	Glimcher Realty Trust	5,980
1,200	Goldman Sachs Group, Inc.	157,524
1,500	Government Properties Income Trust	38,280
2,900	Health Care Property Investors, Inc.	93,525
400	Health Care REIT, Inc.	16,848
1,100	Highwoods Properties, Inc.	30,536
11,100	Horace Mann Educators Corporation	169,830
400	Hospitality Properties Trust	8,440
7,800	Host Hotels & Resorts, Inc.	105,144
3,900	HSBC Holdings plc ADR	177,801
6,700	ING Groep NV ADR[a]	49,647
6,900	Itau Unibanco Holding SA ADR	124,269
4,300	J.P. Morgan Chase & Company	157,423
20,400	KeyCorp	156,876
600	Kilroy Realty Corporation	17,838
4,400	Kimco Realty Corporation	59,136
1,100	Kite Realty Group Trust	4,598
1,200	LaSalle Hotel Properties	24,684
800	Lexington Realty Trust	4,808
1,800	Liberty Property Trust	51,930
22,200	Lloyds Banking Group plc ADR[a]	70,152
500	LTC Properties, Inc.	12,135
1,100	Macerich Company	41,052
1,000	Mack-Cali Realty Corporation	29,730
3,600	Manulife Financial Corporation	52,488
700	Medical Properties Trust, Inc.	6,608
19,000	Mitsubishi UFJ Financial Group, Inc. ADR	86,640
1,100	National Health Investors, Inc.	42,416
1,700	National Retail Properties, Inc.	36,448
1,300	Nationwide Health Properties, Inc.	46,501
8,700	Nelnet, Inc.	167,736
700	Omega Healthcare Investors, Inc.	13,951
2,600	PNC Financial Services Group, Inc.	146,900
900	Post Properties, Inc.	20,457
400	Potlatch Corporation	14,292
6,100	Principal Financial Group, Inc.	142,984
8,600	Progressive Corporation	160,992
6,000	ProLogis	60,780
7,700	Protective Life Corporation	164,703
400	PS Business Parks, Inc.	22,312
1,900	Public Storage, Inc.	167,029
500	Ramco-Gershenson Properties Trust	5,050
600	Rayonier, Inc. REIT	26,412
700	Realty Income Corporation	21,231
1,500	Regency Centers Corporation	51,600
3,600	Reinsurance Group of America, Inc.	164,556
1,900	Royal Bank of Canada ADR	90,801
2,300	Senior Housing Property Trust	46,253
3,100	Simon Property Group, Inc.	250,325
1,100	SL Green Realty Corporation	60,544
100	Sovran Self Storage, Inc.	3,443
30,500	SPDR DJ Wilshire International Real Estate ETF	950,685
25,200	Travelers Companies, Inc.	1,241,100
7,000	U.S. Bancorp	156,450
5,700	UBS AG ADR[a]	75,354
700	UDR, Inc.	13,391
400	Universal Health Realty Income Trust	12,852
7,200	Unum Group	156,240
300	Urstadt Biddle Properties	4,839
100	U-Store-It Trust	746
1,900	Ventas, Inc.	89,205
1,800	Vornado Realty Trust	131,310
200	Washington Real Estate Investment Trust	5,518
5,800	Wells Fargo & Company	148,480
700	Westpac Banking Corporation ADR	62,006

	Total Financials	11,393,807

Health Care (5.2%)
39,500	AmerisourceBergen Corporation	1,254,125
2,000	AstraZeneca plc ADR	94,260
3,200	GlaxoSmithKline plc ADR	108,832
11,400	Medicis Pharmaceutical Corporation	249,432
3,000	Novartis AG ADR	144,960
29,900	Omnicare, Inc.	708,630
3,200	Sanofi-Aventis ADR	96,192
1,100	Shire Pharmaceuticals Group plc ADR	67,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (80.8%)	Value

Health Care (5.2%) - continued
5,600	UnitedHealth Group, Inc.	$159,040

	Total Health Care	2,882,989

Industrials (9.5%)
15,900	3M Company	1,255,941
3,700	A.O. Smith Corporation	178,303
4,950	ABB, Ltd. ADR[a]	85,536
7,300	Alamo Group, Inc.	158,410
8,100	Briggs & Stratton Corporation	137,862
3,100	Bucyrus International, Inc.	147,095
1,500	Canadian National Railway Company	86,070
4,200	Carlisle Companies, Inc.	151,746
5,700	Circor International, Inc.	145,806
2,400	Cummins, Inc.	156,312
4,400	Ingersoll-Rand plc	151,756
3,200	Joy Global, Inc.	160,288
2,500	Nordson Corporation	140,200
4,300	Northrop Grumman Corporation	234,092
8,300	Quanex Building Products Corporation	143,507
9,000	R.R. Donnelley & Sons Company	147,330
23,700	Raytheon Company	1,146,843
2,800	Regal-Beloit Corporation	156,184
1,200	Siemens AG ADR	107,436
13,300	Southwest Airlines Company	147,763
7,000	TAL International Group, Inc.	157,290

	Total Industrials	5,195,770

Information Technology (13.2%)
7,100	Altera Corporation	176,151
12,300	AVX Corporation	157,686
9,000	Broadridge Financial Solutions, Inc.	171,450
8,500	CA, Inc.	156,400
2,000	Canon, Inc. ADR	74,620
125,700	EarthLink, Inc.	1,000,572
3,500	Harris Corporation	145,775
4,500	Hewlett-Packard Company	194,760
2,000	Hitachi, Ltd. ADR[a]	72,600
7,700	Intel Corporation	149,765
9,800	International Business Machines Corporation	1,210,104
12,400	Jabil Circuit, Inc.	164,920
5,000	Lender Processing Services, Inc.	156,550
47,400	Microsoft Corporation	1,090,674
55,300	Oracle Corporation	1,186,738
5,700	Plantronics, Inc.	163,020
800	Research in Motion, Ltd.[a]	39,408
1,750	SAP AG ADR	77,525
7,000	STMicroelectronics NV ADR	55,370
8,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	78,080
20,900	Tellabs, Inc.	133,551
6,800	Texas Instruments, Inc.	158,304
5,800	Tyco Electronics, Ltd.	147,204
18,300	Xerox Corporation	147,132
6,800	Xilinx, Inc.	171,768

	Total Information Technology	7,280,127

Materials (5.4%)
3,900	Albemarle Corporation	154,869
2,450	ArcelorMittal	65,562
3,200	Ashland, Inc.	148,544
1,700	Barrick Gold Corporation	77,197
3,400	BHP Billiton plc ADR	174,896
2,900	BHP Billiton, Ltd. ADR	179,771
3,900	Cytec Industries, Inc.	155,961
4,700	E.I. du Pont de Nemours and Company	162,573
2,400	Freeport-McMoRan Copper & Gold, Inc.	141,912
15,300	Glatfelter Company	166,005
1,500	Goldcorp, Inc.	65,775
7,300	International Paper Company	165,199
1,900	Lubrizol Corporation	152,589
1,600	NewMarket Corporation	139,712
800	POSCO ADR	75,456
500	Potash Corporation of Saskatchewan, Inc.	43,120
2,800	Rio Tinto plc ADR	122,080
8,800	RPM International, Inc.	156,992
2,100	Southern Copper Corporation	55,734
2,300	Stepan Company	157,389
1,200	Syngenta AG ADR	55,020
8,500	Temple-Inland, Inc.	175,695
7,000	Vale SA SP ADR	170,450

	Total Materials	2,962,501

Telecommunications Services (1.7%)
2,600	America Movil SA de CV ADR	123,500
5,100	China Telecom Corporation, Ltd. ADR	251,991
4,550	France Telecom SA ADR	78,760
5,000	Nippon Telegraph & Telephone Corporation ADR	101,700
8,000	NTT DoCoMo, Inc. ADR	120,640
2,200	Telefonica SA ADR	122,166
7,000	Vodafone Group plc ADR	144,690

	Total Telecommunications Services	943,447

Utilities (2.3%)
35,100	Constellation Energy Group, Inc.	1,131,975
1,500	Empresa Nacional de Electricidad SA ADR	69,270
1,900	Veolia Environnement ADR	44,403

	Total Utilities	1,245,648

	Total Common Stock (cost $48,683,593)	44,441,532

Principal Amount	Long-Term Fixed Income (7.2%)
Consumer Cyclical (0.7%)
$400,000	CVS Caremark Corporation 6.302%, 6/1/2037	358,000

	Total Consumer Cyclical	358,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (7.2%)	Value
Energy (0.6%)
	Enbridge Energy Partners, LP
$350,000	8.050%, 10/1/2037	$344,626

	Total Energy	344,626

Financials (4.6%)
	American International Group, Inc.
150,000	8.175%, 5/15/2058	118,500
	ING Capital Funding Trust III
350,000	8.439%, 12/31/2010	304,500
	J.P. Morgan Chase & Company
175,000	7.900%, 4/30/2018	180,378
	MetLife, Inc.
400,000	7.875%, 12/15/2037[b]	384,000
	Reinsurance Group of America, Inc.
425,000	6.750%, 12/15/2065	352,066
	Wachovia Capital Trust III
250,000	5.800%, 3/15/2011	198,750
	Wells Fargo Capital XIII
275,000	7.700%, 3/26/2013	277,750
	XL Capital, Ltd.
475,000	6.500%, 4/15/2017	327,750
	ZFS Finance USA Trust II
400,000	6.450%, 12/15/2065[b]	358,000

	Total Financials	2,501,694

Utilities (1.3%)
	Dominion Resources, Inc.
375,000	6.300%, 9/30/2066	345,000
	Enterprise Products Operating, LLC
425,000	7.034%, 1/15/2068	391,000

	Total Utilities	736,000

	Total Long-Term Fixed Income (cost $4,133,672)	3,940,320

Shares	Preferred Stock (0.6%)
Financials (0.5%)
5,000	Bank of America Corporation	124,550
2,500	J.P. Morgan Chase Capital XXIX	59,275
3,000	U.S. Bancorp	82,830

	Total Financials	266,655

Utilities (0.1%)
2,870	Xcel Energy, Inc.	76,629

	Total Utilities	76,629

	Total Preferred Stock (cost $339,631)	343,284

Principal Amount	Short-Term Investments (10.6%)[c]
	Federal Home Loan Bank Discount Notes
3,000,000	0.140%, 7/2/2010	2,999,988
1,000,000	0.075%, 7/16/2010	999,969
	Federal National Mortgage Association Discount Notes
600,000	0.180%, 7/7/2010[d]	599,982
	U.S. Treasury Bills
1,245,000	0.020%, 7/8/2010	1,244,995

	Total Short-Term Investments (at amortized cost)	5,844,934

	Total Investments (cost $59,001,830) 99.2%	$54,570,070

	Other Assets and Liabilities, Net 0.8%	435,894

	Total Net Assets 100.0%	$55,005,964

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $742,000 or 1.3% of total net assets.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2010, $599,982 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$620,900
Gross unrealized depreciation	(5,052,660)

Net unrealized appreciation (depreciation)	$(4,431,760)

Cost for federal income tax purposes	$59,001,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Equity Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,971,048	7,971,048	—	—
Consumer Staples	2,859,674	2,859,674	—	—
Energy	1,706,521	1,706,521	—	—
Financials	11,393,807	11,393,807	—	—
Health Care	2,882,989	2,882,989	—	—
Industrials	5,195,770	5,195,770	—	—
Information Technology	7,280,127	7,280,127	—	—
Materials	2,962,501	2,962,501	—	—
Telecommunications Services	943,447	943,447	—	—
Utilities	1,245,648	1,245,648	—	—
Long-Term Fixed Income
Consumer Cyclical	358,000	—	358,000	—
Energy	344,626	—	344,626	—
Financials	2,501,694	—	2,501,694	—
Utilities	736,000	—	736,000	—
Preferred Stock
Financials	266,655	266,655	—	—
Utilities	76,629	76,629	—	—
Short-Term Investments	5,844,934	—	5,844,934	—

Total	$54,570,070	$44,784,816	$9,785,254	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	124,454	124,454	—	—

Total Liability Derivatives	$124,454	$124,454	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	112	September 2010	$5,873,414	$5,748,960	($124,454)
Total Futures Contracts					($124,454)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	124,454
Total Equity Contracts		124,454

Total Liability Derivatives		$124,454

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	2,863
Futures	Net realized gains/(losses) on Futures contracts	(196,694)
Total Equity Contracts		(193,831)

Total		($193,831)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(9,172)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(203,698)
Total Equity Contracts		(212,870)

Total		($212,870)

The following table presents Equity Income Plus Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$6,078,014	10.4%	44

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (62.5%)	Value
Consumer Discretionary (6.4%)
1,500	Abercrombie & Fitch Company	$46,035
5,800	Amazon.com, Inc.[a]	633,708
2,100	Apollo Group, Inc.[a]	89,187
1,600	AutoNation, Inc.[a,b]	31,200
600	AutoZone, Inc.[a]	115,932
4,500	Bed Bath & Beyond, Inc.[a]	166,860
5,875	Best Buy Company, Inc.	198,928
1,300	Big Lots, Inc.[a]	41,717
3,600	CarMax, Inc.[a]	71,640
7,400	Carnival Corporation	223,776
11,762	CBS Corporation	152,083
5,200	Coach, Inc.	190,060
48,665	Comcast Corporation	845,311
4,900	D.R. Horton, Inc.	48,167
2,400	Darden Restaurants, Inc.	93,240
1,000	DeVry, Inc.	52,490
15,500	DIRECTV[a]	525,760
4,800	Discovery Communications, Inc.[a]	171,408
5,200	Eastman Kodak Company[a,b]	22,568
3,600	Expedia, Inc.	67,608
2,300	Family Dollar Stores, Inc.	86,687
58,488	Ford Motor Company[a,b]	589,559
2,600	Fortune Brands, Inc.	101,868
4,100	Gannett Company, Inc.	55,186
7,800	Gap, Inc.	151,788
2,700	Genuine Parts Company	106,515
4,300	Goodyear Tire & Rubber Company[a]	42,742
5,800	H&R Block, Inc.	91,002
4,100	Harley-Davidson, Inc.	91,143
1,200	Harman International Industries, Inc.[a]	35,868
2,200	Hasbro, Inc.	90,420
28,900	Home Depot, Inc.	811,223
5,200	International Game Technology	81,640
8,889	Interpublic Group of Companies, Inc.[a]	63,379
4,000	J.C. Penney Company, Inc.	85,920
11,500	Johnson Controls, Inc.	309,005
5,200	Kohl’s Corporation[a]	247,000
2,700	Leggett & Platt, Inc.	54,162
2,800	Lennar Corporation	38,948
4,562	Limited Brands, Inc.	100,683
24,600	Lowe’s Companies, Inc.	502,332
7,300	Macy’s, Inc.	130,670
4,363	Marriott International, Inc.	130,628
6,425	Mattel, Inc.	135,953
18,500	McDonald’s Corporation	1,218,595
5,400	McGraw-Hill Companies, Inc.	151,956
600	Meredith Corporation	18,678
2,100	New York Times Company[a]	18,165
4,826	Newell Rubbermaid, Inc.	70,653
38,900	News Corporation	465,244
6,600	NIKE, Inc.	445,830
2,800	Nordstrom, Inc.	90,132
5,100	Office Depot, Inc.[a]	20,604
5,200	Omnicom Group, Inc.	178,360
2,300	O’Reilly Automotive, Inc.[a]	109,388
1,200	Polo Ralph Lauren Corporation	87,552
800	Priceline.com, Inc.[a]	141,232
5,737	Pulte Group, Inc.[a]	47,502
2,100	RadioShack Corporation	40,971
2,100	Ross Stores, Inc.	111,909
1,500	Scripps Networks Interactive	60,510
880	Sears Holdings Corporation[a,b]	56,892
1,500	Sherwin-Williams Company	103,785
1,000	Snap-On, Inc.	40,910
2,700	Stanley Black & Decker, Inc.	136,404
12,600	Staples, Inc.	240,030
12,700	Starbucks Corporation	308,610
3,300	Starwood Hotels & Resorts Worldwide, Inc.	136,719
12,700	Target Corporation	624,459
2,100	Tiffany & Company	79,611
6,080	Time Warner Cable, Inc.	316,646
19,516	Time Warner, Inc.	564,208
7,000	TJX Companies, Inc.	293,650
2,200	Urban Outfitters, Inc.[a]	75,658
1,500	VF Corporation	106,770
10,462	Viacom, Inc.	328,193
33,687	Walt Disney Company	1,061,140
30	Washington Post Company	12,314
1,258	Whirlpool Corporation	110,478
3,032	Wyndham Worldwide Corporation	61,064
1,100	Wynn Resorts, Ltd.	83,897
8,020	Yum! Brands, Inc.	313,101

	Total Consumer Discretionary	16,253,819

Consumer Staples (7.2%)
36,000	Altria Group, Inc.	721,440
10,941	Archer-Daniels-Midland Company	282,497
7,300	Avon Products, Inc.	193,450
1,825	Brown-Forman Corporation	104,445
3,300	Campbell Soup Company	118,239
2,500	Clorox Company	155,400
39,500	Coca-Cola Company	1,979,740
5,500	Coca-Cola Enterprises, Inc.	142,230
8,400	Colgate-Palmolive Company	661,584
7,700	ConAgra Foods, Inc.	179,564
3,400	Constellation Brands, Inc.[a]	53,108
7,500	Costco Wholesale Corporation	411,225
23,305	CVS Caremark Corporation	683,303
3,200	Dean Foods Company[a]	32,224
4,200	Dr. Pepper Snapple Group, Inc.	157,038
2,000	Estee Lauder Companies, Inc.	111,460
11,300	General Mills, Inc.	401,376
5,450	H.J. Heinz Company	235,549
2,900	Hershey Company	138,997
1,100	Hormel Foods Corporation	44,528
1,955	J.M. Smucker Company	117,730
4,300	Kellogg Company	216,290
7,080	Kimberly-Clark Corporation	429,260
29,960	Kraft Foods, Inc.	838,880
11,400	Kroger Company	224,466
2,700	Lorillard, Inc.	194,346
2,200	McCormick & Company, Inc.	83,512
3,422	Mead Johnson Nutrition Company	171,511
2,700	Molson Coors Brewing Company	114,372
27,597	PepsiCo, Inc.	1,682,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (62.5%)	Value
Consumer Staples (7.2%) - continued
31,800	Philip Morris International, Inc.	$1,457,712
49,279	Procter & Gamble Company	2,955,754
2,900	Reynolds American, Inc.	151,148
6,800	Safeway, Inc.	133,688
11,800	Sara Lee Corporation	166,380
3,769	SUPERVALU, Inc.	40,856
10,200	SYSCO Corporation	291,414
5,300	Tyson Foods, Inc.	86,867
16,700	Walgreen Company	445,890
35,600	Wal-Mart Stores, Inc.	1,711,292
2,900	Whole Foods Market, Inc.[a]	104,458

	Total Consumer Staples	18,425,260

Energy (6.7%)
8,436	Anadarko Petroleum Corporation	304,455
5,768	Apache Corporation	485,608
7,361	Baker Hughes, Inc.	305,997
1,700	Cabot Oil & Gas Corporation	53,244
4,100	Cameron International Corporation[a]	133,332
11,100	Chesapeake Energy Corporation	232,545
34,374	Chevron Corporation	2,332,620
25,582	ConocoPhillips	1,255,820
3,800	CONSOL Energy, Inc.	128,288
6,900	Denbury Resources, Inc.[a]	101,016
7,600	Devon Energy Corporation	462,992
1,200	Diamond Offshore Drilling, Inc.[b]	74,628
12,186	El Paso Corporation	135,386
4,300	EOG Resources, Inc.	422,991
87,534	Exxon Mobil Corporation	4,995,565
2,000	FMC Technologies, Inc.[a]	105,320
15,600	Halliburton Company	382,980
1,800	Helmerich & Payne, Inc.	65,736
5,000	Hess Corporation	251,700
12,222	Marathon Oil Corporation	379,982
1,700	Massey Energy Company	46,495
3,200	Murphy Oil Corporation	158,560
4,900	Nabors Industries, Ltd.[a]	86,338
7,100	National Oilwell Varco, Inc.	234,797
3,000	Noble Energy, Inc.	180,990
14,000	Occidental Petroleum Corporation	1,080,100
4,600	Peabody Energy Corporation	179,998
2,000	Pioneer Natural Resources Company	118,900
2,700	Range Resources Corporation	108,405
1,900	Rowan Companies, Inc.[a]	41,686
20,400	Schlumberger, Ltd.	1,128,936
4,200	Smith International, Inc.	158,130
5,900	Southwestern Energy Company[a]	227,976
11,421	Spectra Energy Corporation	229,220
2,000	Sunoco, Inc.	69,540
2,600	Tesoro Corporation	30,342
9,800	Valero Energy Corporation	176,204
10,100	Williams Companies, Inc.	184,628

	Total Energy	17,051,450

Financials (10.2%)
8,000	AFLAC, Inc.	341,360
9,196	Allstate Corporation	264,201
20,600	American Express Company	817,820
2,420	American International Group, Inc.[a,b]	83,345
4,340	Ameriprise Financial, Inc.	156,804
4,550	Aon Corporation	168,896
2,054	Apartment Investment & Management Company	39,786
1,900	Assurant, Inc.	65,930
1,353	AvalonBay Communities, Inc.	126,330
171,954	Bank of America Corporation	2,470,979
20,801	Bank of New York Mellon Corporation	513,577
11,800	BB&T Corporation	310,458
28,350	Berkshire Hathaway, Inc.[a]	2,259,211
2,300	Boston Properties, Inc.	164,082
7,865	Capital One Financial Corporation	316,959
4,700	CB Richard Ellis Group, Inc.[a]	63,967
17,025	Charles Schwab Corporation	241,414
5,600	Chubb Corporation	280,056
2,951	Cincinnati Financial Corporation	76,342
388,089	Citigroup, Inc.[a]	1,459,215
1,100	CME Group, Inc.	309,705
3,100	Comerica, Inc.	114,173
9,495	Discover Financial Services	132,740
3,430	E*TRADE Financial Corporation[a]	40,543
4,900	Equity Residential	204,036
1,600	Federated Investors, Inc.	33,136
13,716	Fifth Third Bancorp	168,570
4,023	First Horizon National Corporation[a]	46,063
2,500	Franklin Resources, Inc.	215,475
8,400	Genworth Financial, Inc.[a]	109,788
8,900	Goldman Sachs Group, Inc.	1,168,303
7,600	Hartford Financial Services Group, Inc.	168,188
5,000	Health Care Property Investors, Inc.	161,250
2,100	Health Care REIT, Inc.	88,452
11,347	Host Hotels & Resorts, Inc.	152,958
8,500	Hudson City Bancorp, Inc.	104,040
12,516	Huntington Bancshares, Inc.	69,339
1,200	IntercontinentalExchange, Inc.[a]	135,636
8,100	Invesco, Ltd.	136,323
68,224	J.P. Morgan Chase & Company	2,497,681
3,400	Janus Capital Group, Inc.	30,192
15,300	KeyCorp	117,657
7,100	Kimco Realty Corporation	95,424
2,800	Legg Mason, Inc.	78,484
3,300	Leucadia National Corporation[a]	64,383
5,111	Lincoln National Corporation	124,146
6,000	Loews Corporation	199,860
1,400	M&T Bank Corporation[b]	118,930
9,200	Marsh & McLennan Companies, Inc.	207,460
9,200	Marshall & Ilsley Corporation	66,056
14,066	MetLife, Inc.	531,132
3,400	Moody’s Corporation[b]	67,728
23,990	Morgan Stanley	556,808
2,600	Nasdaq OMX Group, Inc.[a]	46,228
4,100	Northern Trust Corporation	191,470
4,400	NYSE Euronext	121,572
6,800	People’s United Financial, Inc.	91,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (62.5%)	Value
Financials (10.2%) - continued
2,800	Plum Creek Timber Company, Inc.	$96,684
9,120	PNC Financial Services Group, Inc.	515,280
5,400	Principal Financial Group, Inc.	126,576
11,700	Progressive Corporation	219,024
8,100	ProLogis	82,053
7,900	Prudential Financial, Inc.	423,914
2,300	Public Storage, Inc.	202,193
20,700	Regions Financial Corporation	136,206
5,053	Simon Property Group, Inc.	408,030
8,400	SLM Corporation[a]	87,276
8,600	State Street Corporation	290,852
8,500	SunTrust Banks, Inc.	198,050
4,400	T. Rowe Price Group, Inc.	195,316
1,400	Torchmark Corporation	69,314
8,425	Travelers Companies, Inc.	414,931
32,921	U.S. Bancorp	735,784
5,858	Unum Group	127,119
2,600	Ventas, Inc.	122,070
2,770	Vornado Realty Trust	202,071
89,382	Wells Fargo & Company	2,288,179
5,900	XL Group plc	94,459
2,700	Zions Bancorporation[b]	58,239

	Total Financials	26,080,081

Health Care (7.5%)
26,400	Abbott Laboratories	1,234,992
7,256	Aetna, Inc.	191,413
5,200	Allergan, Inc.	302,952
4,800	AmerisourceBergen Corporation	152,400
16,452	Amgen, Inc.[a]	865,375
10,200	Baxter International, Inc.	414,528
4,000	Becton, Dickinson and Company	270,480
4,530	Biogen Idec, Inc.[a]	214,949
26,650	Boston Scientific Corporation[a]	154,570
29,705	Bristol-Myers Squibb Company	740,843
1,600	C.R. Bard, Inc.	124,048
6,175	Cardinal Health, Inc.	207,542
3,187	CareFusion Corporation[a]	72,345
7,900	Celgene Corporation[a]	401,478
1,300	Cephalon, Inc.[a]	73,775
1,100	Cerner Corporation[a]	83,479
4,700	CIGNA Corporation	145,982
2,550	Coventry Health Care, Inc.[a]	45,084
1,700	DaVita, Inc.[a]	106,148
2,500	Dentsply International, Inc.	74,775
17,400	Eli Lilly and Company	582,900
9,400	Express Scripts, Inc.[a]	441,988
5,100	Forest Laboratories, Inc.[a]	139,893
4,500	Genzyme Corporation[a]	228,465
15,200	Gilead Sciences, Inc.[a]	521,056
2,830	Hospira, Inc.[a]	162,584
2,900	Humana, Inc.[a]	132,443
600	Intuitive Surgical, Inc.[a]	189,372
47,206	Johnson & Johnson	2,787,986
4,933	King Pharmaceuticals, Inc.[a]	37,441
1,700	Laboratory Corporation of America Holdings[a]	128,095
3,137	Life Technologies Corporation[a]	148,223
4,580	McKesson Corporation	307,593
7,810	Medco Health Solutions, Inc.[a]	430,175
18,800	Medtronic, Inc.	681,876
53,427	Merck & Company, Inc.	1,868,342
900	Millipore Corporation[a]	95,985
5,400	Mylan, Inc.[a,b]	92,016
1,600	Patterson Companies, Inc.	45,648
2,100	PerkinElmer, Inc.	43,407
138,855	Pfizer, Inc.	1,980,072
2,600	Quest Diagnostics, Inc.	129,402
5,580	St. Jude Medical, Inc.[a]	201,382
4,800	Stryker Corporation	240,288
7,850	Tenet Healthcare Corporation[a]	34,069
7,000	Thermo Fisher Scientific, Inc.[a]	343,350
19,400	UnitedHealth Group, Inc.	550,960
2,100	Varian Medical Systems, Inc.[a]	109,788
1,600	Waters Corporation[a]	103,520
1,800	Watson Pharmaceuticals, Inc.[a]	73,026
7,400	WellPoint, Inc.[a]	362,082
3,490	Zimmer Holdings, Inc.[a]	188,635

	Total Health Care	19,259,220

Industrials (6.4%)
12,200	3M Company	963,678
1,900	Avery Dennison Corporation	61,047
13,028	Boeing Company	817,507
2,800	C.H. Robinson Worldwide, Inc.	155,848
10,800	Caterpillar, Inc.	648,756
2,400	Cintas Corporation	57,528
6,600	CSX Corporation	327,558
3,400	Cummins, Inc.	221,442
9,000	Danaher Corporation	334,080
7,300	Deere & Company	406,464
3,200	Dover Corporation	133,728
800	Dun & Bradstreet Corporation	53,696
2,800	Eaton Corporation	183,232
12,900	Emerson Electric Company	563,601
2,100	Equifax, Inc.	58,926
3,600	Expeditors International of Washington, Inc.	124,236
2,200	Fastenal Company[b]	110,418
5,340	FedEx Corporation	374,387
800	First Solar, Inc.[a,b]	91,064
900	Flowserve Corporation	76,320
3,000	Fluor Corporation	127,500
6,600	General Dynamics Corporation	386,496
183,000	General Electric Company	2,638,860
2,100	Goodrich Corporation	139,125
13,137	Honeywell International, Inc.	512,737
6,600	Illinois Tool Works, Inc.	272,448
3,100	ITT Corporation	139,252
2,100	Jacobs Engineering Group, Inc.[a]	76,524
2,000	L-3 Communications Holdings, Inc.	141,680
5,300	Lockheed Martin Corporation	394,850
6,300	Masco Corporation	67,788
6,300	Norfolk Southern Corporation	334,215
5,106	Northrop Grumman Corporation	277,971
6,250	PACCAR, Inc.	249,187
2,000	Pall Corporation	68,740
2,750	Parker Hannifin Corporation	152,515
3,700	Pitney Bowes, Inc.	81,252
2,400	Precision Castparts Corporation	247,008
3,600	Quanta Services, Inc.[a]	74,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (62.5%)	Value
Industrials (6.4%) - continued
3,700	R.R. Donnelley & Sons Company	$60,569
6,500	Raytheon Company	314,535
5,505	Republic Services, Inc.	163,664
2,500	Robert Half International, Inc.	58,875
2,400	Rockwell Automation, Inc.	117,816
2,700	Rockwell Collins, Inc.	143,451
1,600	Roper Industries, Inc.	89,536
900	Ryder System, Inc.	36,207
13,180	Southwest Airlines Company	146,430
1,400	Stericycle, Inc.[a]	91,812
4,700	Textron, Inc.[b]	79,759
8,600	Union Pacific Corporation	597,786
16,900	United Parcel Service, Inc.	961,441
16,000	United Technologies Corporation	1,038,560
1,000	W.W. Grainger, Inc.	99,450
8,330	Waste Management, Inc.	260,646

	Total Industrials	16,406,541

Information Technology (11.7%)
9,000	Adobe Systems, Inc.[a]	237,870
9,800	Advanced Micro Devices, Inc.[a]	71,736
6,063	Agilent Technologies, Inc.[a]	172,371
2,900	Akamai Technologies, Inc.[a]	117,653
5,100	Altera Corporation	126,531
2,900	Amphenol Corporation	113,912
5,100	Analog Devices, Inc.	142,086
15,600	Apple, Inc.[a]	3,923,868
23,500	Applied Materials, Inc.	282,470
3,900	Autodesk, Inc.[a]	95,004
8,600	Automatic Data Processing, Inc.	346,236
3,100	BMC Software, Inc.[a]	107,353
7,350	Broadcom Corporation	242,330
6,875	CA, Inc.	126,500
97,800	Cisco Systems, Inc.[a]	2,084,118
3,200	Citrix Systems, Inc.[a]	135,136
5,100	Cognizant Technology Solutions Corporation[a]	255,306
2,700	Computer Sciences Corporation	122,175
4,300	Compuware Corporation[a]	34,314
26,900	Corning, Inc.	434,435
29,700	Dell, Inc.[a]	358,182
19,600	eBay, Inc.[a]	384,356
5,700	Electronic Arts, Inc.[a]	82,080
35,424	EMC Corporation[a]	648,259
5,800	Fidelity National Information Services, Inc.	155,556
2,650	Fiserv, Inc.[a]	120,999
2,600	FLIR Systems, Inc.[a]	75,634
2,700	GameStop Corporation[a,b]	50,733
4,100	Google, Inc.[a]	1,824,295
2,200	Harris Corporation	91,630
39,961	Hewlett-Packard Company	1,729,512
95,700	Intel Corporation	1,861,365
22,000	International Business Machines Corporation	2,716,560
5,400	Intuit, Inc.[a]	187,758
3,100	Iron Mountain, Inc.	69,626
3,400	Jabil Circuit, Inc.	45,220
4,000	JDS Uniphase Corporation[a]	39,360
9,000	Juniper Networks, Inc.[a]	205,380
3,000	KLA-Tencor Corporation	83,640
1,400	Lexmark International, Inc.[a]	46,242
3,900	Linear Technology Corporation	108,459
12,200	LSI Corporation[a]	56,120
1,600	MasterCard, Inc.	319,248
2,600	McAfee, Inc.[a]	79,872
4,000	MEMC Electronic Materials, Inc.[a]	39,520
3,200	Microchip Technology, Inc.[b]	88,768
15,000	Micron Technology, Inc.[a]	127,350
130,700	Microsoft Corporation	3,007,407
2,450	Molex, Inc.	44,688
2,200	Monster Worldwide, Inc.[a,b]	25,630
40,421	Motorola, Inc.[a]	263,545
4,300	National Semiconductor Corporation	57,878
5,900	NETAPP, Inc.[a]	220,129
6,600	Novell, Inc.[a]	37,488
1,700	Novellus Systems, Inc.[a]	43,112
9,950	NVIDIA Corporation[a]	101,590
67,259	Oracle Corporation	1,443,378
5,450	Paychex, Inc.	141,537
2,000	QLogic Corporation[a]	33,240
28,100	QUALCOMM, Inc.	922,804
3,200	Red Hat, Inc.[a]	92,608
5,300	SAIC, Inc.[a]	88,722
1,900	Salesforce.com, Inc.[a]	163,058
3,900	SanDisk Corporation[a]	164,073
13,872	Symantec Corporation[a]	192,543
7,400	Tellabs, Inc.	47,286
2,800	Teradata Corporation[a]	85,344
3,300	Teradyne, Inc.[a]	32,175
21,000	Texas Instruments, Inc.	488,880
3,500	Total System Services, Inc.	47,600
3,200	VeriSign, Inc.[a]	84,960
7,700	Visa, Inc.	544,775
3,900	Western Digital Corporation[a]	117,624
11,762	Western Union Company	175,371
24,183	Xerox Corporation	194,431
4,800	Xilinx, Inc.	121,248
20,300	Yahoo!, Inc.[a]	280,749

	Total Information Technology	30,031,001

Materials (2.1%)
3,600	Air Products and Chemicals, Inc.	233,316
1,400	Airgas, Inc.	87,080
1,900	AK Steel Holding Corporation	22,648
17,864	Alcoa, Inc.	179,712
1,681	Allegheny Technologies, Inc.	74,283
1,500	Ball Corporation	79,245
1,800	Bemis Company, Inc.	48,600
1,200	CF Industries Holdings, Inc.	76,140
2,300	Cliffs Natural Resources, Inc.	108,468
19,877	Dow Chemical Company	471,482
15,619	E.I. du Pont de Nemours and Company	540,261
1,300	Eastman Chemical Company	69,368
4,000	Ecolab, Inc.	179,640
1,200	FMC Corporation	68,916
8,144	Freeport-McMoRan Copper & Gold, Inc.	481,555
1,300	International Flavors & Fragrances, Inc.	55,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (62.5%)	Value
Materials (2.1%) - continued
7,521	International Paper Company	$170,200
2,980	MeadWestvaco Corporation	66,156
9,266	Monsanto Company	428,275
8,417	Newmont Mining Corporation	519,666
5,400	Nucor Corporation	206,712
2,800	Owens-Illinois, Inc.[a]	74,060
2,200	Pactiv Corporation[a]	61,270
2,900	PPG Industries, Inc.	175,189
5,200	Praxair, Inc.	395,148
2,828	Sealed Air Corporation	55,768
2,000	Sigma-Aldrich Corporation	99,660
1,500	Titanium Metals Corporation[a]	26,385
2,400	United States Steel Corporation	92,520
2,200	Vulcan Materials Company	96,426
3,700	Weyerhaeuser Company	130,240

	Total Materials	5,373,535

Telecommunications Services (1.9%)
6,900	American Tower Corporation[a]	307,050
101,279	AT&T, Inc.	2,449,939
5,194	CenturyLink, Inc.	173,012
6,200	Frontier Communications Corporation[b]	44,082
4,700	MetroPCS Communications, Inc.[a]	38,493
26,918	Qwest Communications International, Inc.	141,319
51,569	Sprint Nextel Corporation[a]	218,653
48,370	Verizon Communications, Inc.	1,355,327
8,917	Windstream Corporation	94,164

	Total Telecommunications Services	4,822,039

Utilities (2.4%)
11,800	AES Corporation[a]	109,032
3,000	Allegheny Energy, Inc.	62,040
4,200	Ameren Corporation	99,834
8,140	American Electric Power Company, Inc.	262,922
7,224	CenterPoint Energy, Inc.	95,068
4,400	CMS Energy Corporation	64,460
4,800	Consolidated Edison, Inc.	206,880
3,400	Constellation Energy Group, Inc.	109,650
10,230	Dominion Resources, Inc.	396,310
2,900	DTE Energy Company	132,269
23,042	Duke Energy Corporation	368,672
5,700	Edison International, Inc.	180,804
3,200	Entergy Corporation	229,184
2,400	EQT Corporation	86,736
11,374	Exelon Corporation	431,871
5,300	FirstEnergy Corporation	186,719
1,307	Integrys Energy Group, Inc.	57,168
7,100	NextEra Energy, Inc.	346,196
700	Nicor, Inc.	28,350
5,234	NiSource, Inc.	75,893
3,200	Northeast Utilities	81,536
4,400	NRG Energy, Inc.[a]	93,324
1,900	ONEOK, Inc.	82,175
4,100	Pepco Holdings, Inc.	64,288
6,400	PG&E Corporation	263,040
1,800	Pinnacle West Capital Corporation	65,448
8,200	PPL Corporation	204,590
4,991	Progress Energy, Inc.	195,747
8,600	Public Service Enterprise Group, Inc.	269,438
3,000	Questar Corporation	136,470
2,000	SCANA Corporation	71,520
4,187	Sempra Energy	195,910
14,200	Southern Company	472,576
4,100	TECO Energy, Inc.	61,787
2,000	Wisconsin Energy Corporation	101,480
8,210	Xcel Energy, Inc.	169,208

	Total Utilities	6,058,595

	Total Common Stock (cost $163,975,533)	159,761,541

Principal Amount	Long-Term Fixed Income (39.3%)
Asset-Backed Securities (1.6%)
	Countrywide Asset-Backed Certificates
566,062	6.085%, 6/25/2021[c]	197,609
634,867	5.549%, 8/25/2021[c]	503,748
	Credit Based Asset Servicing and Securitization, LLC
376,032	5.501%, 12/25/2036	269,447
	First Horizon ABS Trust
623,301	0.477%, 7/26/2010[c,d]	445,806
1,059,402	0.507%, 7/26/2010[c,d]	538,048
	GMAC Mortgage Corporation Loan Trust
951,694	0.527%, 7/26/2010[c,d]	510,788
1,584,951	0.527%, 7/26/2010[c,d]	716,110
	IndyMac Seconds Asset-Backed Trust
443,232	0.517%, 7/26/2010[c,d]	89,745
	Wachovia Asset Securitization, Inc.
1,211,484	0.487%, 7/26/2010[c,d,e]	804,425

	Total Asset-Backed Securities	4,075,726

Basic Materials (0.1%)
	Corporacion Nacional del Cobre de Chile
300,000	6.375%, 11/30/2012[f]	329,924

	Total Basic Materials	329,924

Capital Goods (0.2%)
	John Deere Capital Corporation
300,000	7.000%, 3/15/2012	329,427
	United Technologies Corporation
225,000	6.050%, 6/1/2036	256,616

	Total Capital Goods	586,043

Collateralized Mortgage Obligations (0.5%)
	Bear Stearns Mortgage Funding Trust
345,993	0.487%, 7/26/2010[d]	69,670
	Merrill Lynch Mortgage Investors, Inc.
955,744	3.256%, 6/25/2035	843,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (39.3%)	Value
Collateralized Mortgage Obligations (0.5%) - continued
	Thornburg Mortgage Securities Trust
$ 423,180	0.457%, 7/26/2010[d]	$407,252

	Total Collateralized Mortgage Obligations	1,320,267

Commercial Mortgage-Backed Securities (3.7%)
	Banc of America Commercial Mortgage, Inc.
600,000	5.658%, 6/10/2049	579,792
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.500%, 7/15/2010[d,e]	2,212,500
	Commercial Mortgage Pass- Through Certificates
26,220	0.450%, 7/15/2010[d,f]	26,189
2,000,000	0.480%, 7/15/2010[d,e]	1,722,976
750,000	5.306%, 12/10/2046	731,614
	Credit Suisse Mortgage Capital Certificates
2,000,000	0.520%, 7/15/2010[d,f]	1,675,870
700,000	5.467%, 9/15/2039	687,942
	General Electric Commercial Mortgage Corporation
200,000	4.641%, 3/10/2040	205,985
	GS Mortgage Securities Corporation II
1,000,000	0.481%, 7/6/2010[d,f]	958,468
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
800,000	5.336%, 5/15/2047	790,677

	Total Commercial Mortgage- Backed Securities	9,592,013

Communications Services (0.8%)
	America Movil SA de CV
150,000	5.000%, 3/30/2020[f]	154,976
	AT&T, Inc.
225,000	5.875%, 2/1/2012	240,679
200,000	6.400%, 5/15/2038	219,889
	CBS Corporation
200,000	7.875%, 9/1/2023	234,757
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	126,860
	NBC Universal, Inc.
125,000	5.150%, 4/30/2020[f]	130,374
	News America, Inc.
225,000	6.400%, 12/15/2035	244,876
	Telecom Italia Capital SA
550,000	5.250%, 11/15/2013	568,093
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	232,200

	Total Communications Services	2,152,704

Consumer Cyclical (0.5%)
	Toyota Motor Credit Corporation
175,000	4.500%, 6/17/2020	179,684
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	597,082
	Walt Disney Company
500,000	5.625%, 9/15/2016	582,431

	Total Consumer Cyclical	1,359,197

Consumer Non-Cyclical (0.8%)
	AmerisourceBergen Corporation
300,000	4.875%, 11/15/2019	310,819
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	218,234
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	238,027
	Kellogg Company
400,000	4.250%, 3/6/2013	428,705
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	234,694
	Wyeth
450,000	6.000%, 2/15/2036	505,429

	Total Consumer Non-Cyclical	1,935,908

Energy (0.2%)
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	322,611
	Petro-Canada
200,000	6.800%, 5/15/2038	229,465

	Total Energy	552,076

Financials (3.0%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036	205,726
	Bank of America Corporation
250,000	6.500%, 8/1/2016	270,556
	Bank One Corporation
750,000	5.900%, 11/15/2011	788,158
	Barclays Bank plc
200,000	5.000%, 9/22/2016	205,150
	BNP Paribas SA
900,000	5.186%, 6/29/2015[f]	738,000
	Chubb Corporation
400,000	6.500%, 5/15/2038	455,399
	CIGNA Corporation
300,000	6.350%, 3/15/2018	335,223
	Citigroup, Inc.
250,000	6.000%, 12/13/2013	262,278
	General Electric Capital Corporation
225,000	5.875%, 1/14/2038	220,636
	Goldman Sachs Group, Inc.
675,000	6.600%, 1/15/2012	713,909
	Health Care REIT, Inc.
300,000	6.125%, 4/15/2020	310,333
	HSBC Finance Corporation
500,000	5.000%, 6/30/2015	521,699
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	215,536
	Lloyds TSB Bank plc
150,000	5.800%, 1/13/2020[f]	141,584
	Merrill Lynch & Company, Inc.
450,000	5.000%, 2/3/2014	465,671

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (39.3%)	Value
Financials (3.0%) - continued
	MetLife, Inc.
$150,000	5.000%, 6/15/2015	$160,331
	Preferred Term Securities XXIII, Ltd.
1,182,909	0.737%, 9/22/2010[d,e]	638,771
	ProLogis
100,000	6.875%, 3/15/2020	94,517
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	209,080
	Rabobank Nederland NV
150,000	4.750%, 1/15/2020[f]	154,012
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	445,415
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[g]	2,500

	Total Financials	7,554,484

Foreign Government (1.0%)
	Italy Government International Bond
750,000	4.375%, 6/15/2013	772,030
300,000	5.375%, 6/12/2017	313,985
	Newfoundland Government Notes
500,000	8.650%, 10/22/2022	682,615
	Quebec Government Notes
600,000	4.875%, 5/5/2014	661,702

	Total Foreign Government	2,430,332

Mortgage-Backed Securities (11.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,998	7.000%, 2/1/2011	3,039
3,901	6.000%, 5/1/2012	4,210
2,929	7.000%, 8/1/2012	3,088
5,802	6.500%, 11/1/2012	6,304
8,422	6.500%, 8/1/2013	9,151
24,830	6.000%, 2/1/2014	26,955
48,539	5.500%, 4/1/2014	52,479
18,484	6.000%, 4/1/2014	20,066
25,876	6.000%, 4/1/2014	28,091
23,910	6.500%, 6/1/2014	25,978
17,478	7.500%, 9/1/2014	18,824
652,254	5.500%, 12/1/2017	708,052
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
17,652	6.500%, 4/1/2024	19,523
29,704	9.000%, 11/1/2024	34,763
1,785	9.000%, 4/1/2025	2,088
2,655	7.000%, 9/1/2025	3,001
2,888	8.500%, 9/1/2025	3,369
2,883	8.000%, 1/1/2026	3,320
1,389	6.500%, 5/1/2026	1,542
1,244	7.000%, 5/1/2026	1,411
13,138	6.000%, 7/1/2026	14,423
1,262	7.500%, 7/1/2026	1,440
470	7.500%, 8/1/2026	537
3,089	8.000%, 11/1/2026	3,563
2,665	7.500%, 1/1/2027	3,040
5,199	6.500%, 2/1/2027	5,778
7,906	7.000%, 2/1/2027	8,970
18,520	8.000%, 3/1/2027	21,356
5,281	7.500%, 4/1/2027	6,030
1,991	7.000%, 5/1/2027	2,259
13,489	8.000%, 6/1/2027	15,567
5,085	8.500%, 7/1/2027	5,949
5,648	7.000%, 9/1/2027	6,408
8,597	8.000%, 10/1/2027	9,921
7,648	7.500%, 11/1/2027	8,733
3,303	7.500%, 12/1/2027	3,771
27,710	6.500%, 6/1/2028	30,842
11,002	7.000%, 10/1/2028	12,492
60,959	6.500%, 11/1/2028	67,849
50,411	6.000%, 3/1/2029	55,645
23,183	6.500%, 4/1/2029	25,803
47,198	6.000%, 5/1/2029	52,098
48,291	7.000%, 5/1/2029	54,866
17,803	6.500%, 7/1/2029	19,815
19,025	6.500%, 8/1/2029	21,176
8,426	7.000%, 9/1/2029	9,573
10,808	7.000%, 10/1/2029	12,280
7,888	7.500%, 11/1/2029	9,030
8,919	7.000%, 1/1/2030	10,141
15,272	7.500%, 1/1/2030	17,487
7,033	8.000%, 8/1/2030	8,108
36,422	6.000%, 3/1/2031	40,203
121,105	6.000%, 6/1/2031	133,678
104,028	6.000%, 1/1/2032	114,828
6,500,000	5.000%, 7/1/2040[h]	6,874,764
3,050,000	6.000%, 7/1/2040[h]	3,310,202
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
337	6.000%, 2/1/2011	364
1,661	7.000%, 6/1/2011	1,719
477	6.500%, 7/1/2011	500
313	7.500%, 7/1/2011	318
7,163	6.500%, 5/1/2012	7,788
2,235	6.500%, 7/1/2012	2,430
10,517	7.000%, 10/1/2012	11,090
4,546	6.500%, 6/1/2013	4,942
23,034	6.000%, 11/1/2013	25,022
52,344	5.500%, 12/1/2013	56,634
24,785	6.000%, 12/1/2013	26,762
7,089	7.500%, 4/1/2015	7,773
4,000,000	5.000%, 7/1/2025[h]	4,267,500
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,117	10.500%, 8/1/2020	5,871
5,584	9.500%, 4/1/2025	6,530
1,035	7.500%, 9/1/2025	1,176
2,362	8.500%, 11/1/2025	2,740
6,799	6.500%, 2/1/2026	7,519
3,457	7.000%, 3/1/2026	3,911
5,422	6.500%, 4/1/2026	5,995
1,530	8.500%, 5/1/2026	1,778
2,201	7.500%, 7/1/2026	2,502
14,022	7.500%, 8/1/2026	15,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (39.3%)	Value
Mortgage-Backed Securities (11.5%) - continued
$1,838	8.000%, 8/1/2026	$2,126
6,186	7.000%, 11/1/2026	6,998
2,296	8.000%, 11/1/2026	2,656
634	7.500%, 12/1/2026	720
1,665	7.500%, 2/1/2027	1,892
4,737	7.000%, 3/1/2027	5,358
5,758	7.500%, 5/1/2027	6,550
8,616	6.500%, 7/1/2027	9,528
9,805	7.000%, 7/1/2027	11,101
1,221	7.500%, 8/1/2027	1,388
30,810	8.000%, 9/1/2027	35,679
9,740	7.000%, 10/1/2027	11,027
36,593	7.500%, 12/1/2027	41,626
3,997	8.000%, 12/1/2027	4,628
12,079	6.500%, 2/1/2028	13,357
6,150	7.000%, 2/1/2028	6,962
77,832	6.500%, 7/1/2028	86,897
30,869	7.000%, 8/1/2028	34,974
39,288	6.500%, 11/1/2028	43,864
16,320	6.500%, 11/1/2028	18,221
2,172	7.000%, 11/1/2028	2,461
51,475	6.000%, 12/1/2028	57,019
29,384	7.000%, 12/1/2028	33,291
35,448	6.000%, 3/1/2029	39,267
34,044	6.500%, 6/1/2029	38,010
51,791	6.000%, 7/1/2029	57,369
2,077	6.500%, 7/1/2029	2,319
48,892	7.500%, 8/1/2029	55,693
44,376	6.000%, 11/1/2029	49,156
18,834	7.000%, 11/1/2029	21,352
28,406	7.000%, 11/1/2029	32,203
15,078	8.500%, 4/1/2030	17,558
8,637	7.500%, 8/1/2030	9,845
84,497	6.500%, 7/1/2031	94,338
37,400	6.500%, 10/1/2031	41,756
43,390	6.500%, 12/1/2031	48,443
54,529	6.500%, 5/1/2032	60,881
305,975	6.500%, 7/1/2032	341,611
9,700,000	5.500%, 8/1/2040[h]	10,379,000
	Government National Mortgage Association 15-Yr. Pass Through
1,605	6.000%, 4/15/2011	1,745
645	6.500%, 6/15/2011	696
3,077	7.000%, 4/15/2012	3,265
37,337	6.000%, 7/15/2014	40,612
	Government National Mortgage Association 30-Yr. Pass Through
3,905	9.500%, 12/15/2024	4,581
5,516	9.500%, 1/15/2025	6,485
2,728	7.500%, 8/15/2025	3,099
10,722	7.000%, 1/15/2026	12,160
14,548	7.000%, 1/15/2026	16,499
11,203	7.000%, 4/15/2026	12,705
16,255	6.000%, 5/15/2026	17,891
6,074	7.000%, 5/15/2026	6,889
3,603	7.500%, 5/15/2026	4,091
17,354	7.000%, 6/15/2026	19,681
6,982	8.500%, 6/15/2026	8,128
2,537	8.500%, 7/15/2026	2,953
15,002	8.000%, 9/15/2026	17,350
3,832	7.500%, 10/15/2026	4,352
2,392	8.000%, 11/15/2026	2,767
2,777	8.500%, 11/15/2026	3,233
2,481	9.000%, 12/15/2026	2,900
18,306	7.500%, 4/15/2027	20,811
5,943	8.000%, 6/20/2027	6,858
1,216	8.000%, 8/15/2027	1,408
72,347	6.500%, 10/15/2027	80,827
20,867	7.000%, 10/15/2027	23,686
1,241	7.000%, 11/15/2027	1,409
23,520	7.000%, 11/15/2027	26,696
86,822	7.000%, 7/15/2028	98,621
16,631	7.500%, 7/15/2028	18,925
45,394	6.500%, 9/15/2028	51,013
74,434	6.000%, 12/15/2028	82,372
33,115	6.500%, 1/15/2029	37,132
195,564	6.500%, 3/15/2029	219,281
32,741	6.500%, 4/15/2029	36,711
18,972	7.000%, 4/15/2029	21,563
101,866	6.000%, 6/15/2029	112,730
43,773	7.000%, 6/15/2029	49,752
23,401	8.000%, 5/15/2030	27,169
36,785	7.000%, 9/15/2031	41,789
53,243	6.500%, 2/15/2032	59,335

	Total Mortgage-Backed Securities	29,377,975

Technology (0.2%)
	International Business Machines Corporation
500,000	7.500%, 6/15/2013	583,779

	Total Technology	583,779

Transportation (0.1%)
	Union Pacific Corporation
125,000	6.500%, 4/15/2012	135,870

	Total Transportation	135,870

U.S. Government and Agencies (14.3%)
	Federal Home Loan Banks
500,000	0.875%, 8/22/2012	500,492
	Federal Home Loan Mortgage Corporation
500,000	1.125%, 7/27/2012	503,534
2,800,000	5.125%, 11/17/2017	3,225,888
	Federal National Mortgage Association
500,000	2.875%, 12/11/2013	524,837
1,500,000	5.625%, 4/17/2028	1,712,596
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,365,533
	Tennessee Valley Authority
150,000	5.250%, 9/15/2039	165,824
	U.S. Treasury Bonds
500,000	6.875%, 8/15/2025	693,750
1,250,000	4.625%, 2/15/2040	1,405,078
	U.S. Treasury Notes
3,250,000	1.000%, 3/31/2012	3,274,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (39.3%)	Value
U.S. Government and Agencies (14.3%) - continued
$6,500,000	1.125%, 6/15/2013	$6,525,870
1,750,000	2.000%, 11/30/2013	1,796,484
3,000,000	2.250%, 5/31/2014	3,095,391
1,000,000	4.250%, 8/15/2014	1,111,484
1,250,000	2.500%, 3/31/2015	1,295,312
1,000,000	2.625%, 2/29/2016	1,028,828
1,750,000	3.250%, 5/31/2016	1,858,829
1,500,000	3.250%, 3/31/2017	1,580,625
450,000	3.125%, 5/15/2019	459,387
4,250,000	3.625%, 8/15/2019	4,494,044

	Total U.S. Government and Agencies	36,618,421

U.S. Municipals (0.1%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
150,000	5.720%, 12/1/2038	162,757

	Total U.S. Municipals	162,757

Utilities (0.7%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	245,010
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	481,516
	ONEOK Partners, LP
225,000	6.650%, 10/1/2036	230,801
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	353,359
	Southern California Edison Company
225,000	5.000%, 1/15/2014	246,295
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	259,561

	Total Utilities	1,816,542

	Total Long-Term Fixed Income (cost $102,734,345)	100,584,018

Shares	Collateral Held for Securities Loaned (0.6%)

1,585,283	Thrivent Financial Securities Lending Trust	1,585,283

	Total Collateral Held for Securities Loaned (cost $1,585,283)	1,585,283

Principal Amount	Short-Term Investments (7.7%)[i]

	Federal Home Loan Bank Discount Notes
16,000,000	0.090%, 7/7/2010	15,999,760
3,100,000	0.069%, 7/9/2010	3,099,952
	Federal National Mortgage Association Discount Notes
500,000	0.180%, 7/7/2010[j]	499,985

	Total Short-Term Investments (at amortized cost)	19,599,697

	Total Investments (cost $287,894,858) 110.1%	$281,530,539

	Other Assets and Liabilities, Net (10.1%)	(25,905,282)

	Total Net Assets 100.0%	$255,625,257

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost

Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,000,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,182,909
Wachovia Asset Securitization, Inc.	3/16/2007	1,211,484

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $4,436,257 or 1.7% of total net assets.
g	Defaulted security. Interest is not being accrued.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At June 30, 2010, $499,985 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$49,323,108
Gross unrealized depreciation	(55,687,427)

Net unrealized appreciation (depreciation)	$(6,364,319)

Cost for federal income tax purposes	$287,894,858

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Balanced Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	16,253,819	16,253,819	—	—
Consumer Staples	18,425,260	18,425,260	—	—
Energy	17,051,450	17,051,450	—	—
Financials	26,080,081	26,080,081	—	—
Health Care	19,259,220	19,259,220	—	—
Industrials	16,406,541	16,406,541	—	—
Information Technology	30,031,001	30,031,001	—	—
Materials	5,373,535	5,373,535	—	—
Telecommunications Services	4,822,039	4,822,039	—	—
Utilities	6,058,595	6,058,595	—	—

Long-Term Fixed Income
Asset-Backed Securities	4,075,726	—	3,271,301	804,425
Basic Materials	329,924	—	329,924	—
Capital Goods	586,043	—	586,043	—
Collateralized Mortgage Obligations	1,320,267	—	1,320,267	—
Commercial Mortgage-Backed Securities	9,592,013	—	9,592,013	—
Communications Services	2,152,704	—	2,152,704	—
Consumer Cyclical	1,359,197	—	1,359,197	—
Consumer Non-Cyclical	1,935,908	—	1,935,908	—
Energy	552,076	—	552,076	—
Financials	7,554,484	—	6,915,713	638,771
Foreign Government	2,430,332	—	2,430,332	—
Mortgage-Backed Securities	29,377,975	—	29,377,975	—
Technology	583,779	—	583,779	—
Transportation	135,870	—	135,870	—
U.S. Government and Agencies	36,618,421	—	36,618,421	—
U.S. Municipals	162,757	—	162,757	—
Utilities	1,816,542	—	1,816,542	—
Collateral Held for Securities Loaned	1,585,283	1,585,283	—	—
Short-Term Investments	19,599,697	—	19,599,697	—

Total	$281,530,539	$161,346,824	$118,740,519	$1,443,196

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	232,115	232,115	—	—

Total Liability Derivatives	$232,115	$232,115	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	628,952	—	—	243,024	(67,551)	—	—	804,425
Financials	537,229	—	—	112,476	(10,934)	—	—	638,771

Total	$1,166,181	$—	$—	$355,500	($78,485)	$—	$—	$1,443,196

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	13	September 2010	$3,568,565	$3,336,450	($232,115)
Total Futures Contracts					($232,115)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	232,115
Total Equity Contracts		232,115

Total Liability Derivatives		$232,115

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(50,931)
Total Equity Contracts		(50,931)

Total		($50,931)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(248,965)
Total Equity Contracts		(248,965)

Total		($248,965)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table presents Balanced Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,766,707	1.0%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$4,467,865	$33,708,599	$36,591,181	1,585,283	$1,585,283	$6,386
Total Value and Income Earned	4,467,865				1,585,283	6,386

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Bank Loans (2.0%)[a]	Value
Consumer Cyclical (0.7%)
	Ford Motor Company, Term Loan
$4,554,448	3.331%, 12/15/2013	$4,298,852
	Rite Aid Corporation, Term Loan
1,355,242	9.500%, 6/5/2015	1,370,828

	Total Consumer Cyclical	5,669,680

Consumer Non-Cyclical (<0.1%)
	Spectrum Brands, Inc., Term Loan
390,000	8.000%, 6/16/2016	390,628

	Total Consumer Non-Cyclical	390,628

Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
3,605,000	12.500%, 7/31/2015	3,741,990

	Total Financials	3,741,990

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,588,000	8.750%, 9/27/2013	1,590,985

	Total Transportation	1,590,985

Utilities (0.6%)
	Energy Future Holdings, Term Loan
5,876,201	3.975%, 10/10/2014	4,338,106

	Total Utilities	4,338,106

	Total Bank Loans (cost $15,841,289)	15,731,389

Principal Amount	Long-Term Fixed Income (91.3%)
Asset-Backed Securities (0.6%)
	Countrywide Asset-Backed Certificates
865,556	0.457%, 7/26/2010[b,c]	700,820
	J.P. Morgan Mortgage Trust
2,600,000	5.461%, 10/25/2036	1,802,255
	Renaissance Home Equity Loan Trust
2,698,455	5.746%, 5/25/2036	1,472,472
1,800,000	6.011%, 5/25/2036	1,037,759

	Total Asset-Backed Securities	5,013,306

Basic Materials (10.1%)
	AK Steel Corporation
720,000	7.625%, 5/15/2020[d]	698,400
	Arch Western Finance, LLC
3,755,000	6.750%, 7/1/2013	3,764,388
	Boise Paper Holdings, LLC
1,300,000	8.000%, 4/1/2020[e]	1,296,750
	Cascades, Inc.
1,000,000	7.750%, 12/15/2017	995,000
1,760,000	7.875%, 1/15/2020	1,751,200
	Cellu Tissue Holdings, Inc.
1,550,000	11.500%, 6/1/2014	1,674,000
	CF Industries, Inc.
2,130,000	6.875%, 5/1/2018	2,167,275
	CONSOL Energy, Inc.
1,900,000	8.000%, 4/1/2017[e]	1,961,750
2,770,000	8.250%, 4/1/2020[e]	2,887,725
	Domtar Corporation
3,590,000	7.125%, 8/15/2015	3,769,500
1,630,000	10.750%, 6/1/2017	1,956,000
	Drummond Company, Inc.
800,000	9.000%, 10/15/2014[e]	804,000
4,495,000	7.375%, 2/15/2016	4,225,300
	FMG Finance, Pty., Ltd.
5,235,000	10.625%, 9/1/2016[e]	5,758,500
	Graphic Packaging International, Inc.
4,280,000	9.500%, 8/15/2013	4,354,900
800,000	9.500%, 6/15/2017	836,000
	Griffin Coal Mining Company, Pty., Ltd.
1,735,000	9.500%, 12/1/2016[e,f]	1,060,519
	Hexion Finance Escrow, LLC
5,090,000	8.875%, 2/1/2018[d]	4,593,725
	LBI Escrow Corporation
2,600,000	8.000%, 11/1/2017[e]	2,678,000
	Lyondell Chemical Company
2,696,790	11.000%, 5/1/2018[d]	2,892,307
	NewPage Corporation
2,430,000	10.000%, 5/1/2012[d]	1,318,275
2,100,000	11.375%, 12/31/2014[d]	1,905,750
	NOVA Chemicals Corporation
2,950,000	8.625%, 11/1/2019	2,920,500
	Patriot Coal Corporation
1,330,000	8.250%, 4/30/2018	1,280,125
	Rock-Tenn Company
2,450,000	9.250%, 3/15/2016	2,627,625
	Ryerson Holding Corporation
4,770,000	Zero Coupon, 2/1/2015[e]	2,080,912
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015	2,351,750
	Severstal Columbus, LLC
1,600,000	10.250%, 2/15/2018[e]	1,652,000
	Solutia, Inc.
2,710,000	8.750%, 11/1/2017	2,818,400
	Steel Dynamics, Inc.
3,330,000	7.750%, 4/15/2016	3,346,650
	Teck Resources, Ltd.
2,560,000	10.250%, 5/15/2016	3,020,800
2,440,000	10.750%, 5/15/2019	2,989,732

	Total Basic Materials	78,437,758

Capital Goods (7.9%)
	Associated Materials, LLC
2,140,000	9.875%, 11/15/2016	2,295,150
	Berry Plastics Escrow Corporation
2,550,000	8.875%, 9/15/2014	2,454,375
	Berry Plastics Holding Corporation
1,800,000	8.875%, 9/15/2014	1,732,500
	Case New Holland, Inc.
2,900,000	7.125%, 3/1/2014	3,001,500
3,200,000	7.875%, 12/1/2017[e]	3,224,000
	DRS Technologies, Inc.
3,400,000	6.625%, 2/1/2016	3,365,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Capital Goods (7.9%) - continued
	General Cable Corporation, Convertible
$2,257,000	4.500%, 11/15/2019[g]	$2,115,937
	Goodman Global Group, Inc.
4,800,000	Zero Coupon, 12/15/2014[e]	2,928,000
	Graham Packaging Company, LP/GPC Capital Corporation I
3,515,000	9.875%, 10/15/2014[d]	3,594,088
2,550,000	8.250%, 1/1/2017[e]	2,511,750
	Leucadia National Corporation
6,100,000	7.125%, 3/15/2017	5,886,500
	Norcraft Companies, LP/Norcraft Finance Corporation
1,610,000	10.500%, 12/15/2015[e]	1,658,300
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,613,137
	Plastipak Holdings, Inc.
2,995,000	8.500%, 12/15/2015[e]	3,003,985
500,000	10.625%, 8/15/2019[e]	555,000
	RBS Global, Inc./Rexnord Corporation
1,330,000	11.750%, 8/1/2016[d]	1,386,525
4,520,000	8.500%, 5/1/2018[e]	4,384,400
	Reynolds Group DL Escrow, Inc.
1,200,000	7.750%, 10/15/2016[e]	1,173,000
	RSC Equipment Rental, Inc.
2,800,000	9.500%, 12/1/2014	2,782,500
	SPX Corporation
2,210,000	7.625%, 12/15/2014	2,270,775
	TransDigm, Inc.
4,645,000	7.750%, 7/15/2014	4,656,613
	United Rentals North America, Inc.
2,690,000	10.875%, 6/15/2016	2,885,025

	Total Capital Goods	61,478,982

Communications Services (17.1%)
	Cengage Learning Acquisitions, Inc.
5,340,000	10.500%, 1/15/2015[e]	4,966,200
	Cincinnati Bell, Inc.
7,980,000	8.250%, 10/15/2017[d]	7,461,300
	Clear Channel Worldwide Holdings, Inc.
5,170,000	9.250%, 12/15/2017[e]	5,195,850
	Coleman Cable, Inc.
2,420,000	9.000%, 2/15/2018[d,e]	2,311,100
	Cricket Communications, Inc.
5,330,000	9.375%, 11/1/2014[d]	5,409,950
	CSC Holdings, Inc.
3,450,000	8.500%, 6/15/2015	3,562,125
1,150,000	8.625%, 2/15/2019	1,208,937
	DISH DBS Corporation
3,600,000	7.125%, 2/1/2016	3,609,000
	Equinix, Inc.
2,190,000	8.125%, 3/1/2018	2,239,275
	Frontier Communications Corporation
3,180,000	8.125%, 10/1/2018	3,160,125
	GCI, Inc.
4,800,000	8.625%, 11/15/2019[e]	4,788,000
	Insight Communications Company, Inc.
2,660,000	9.375%, 7/15/2018[e,h,i]	2,660,000
	Intelsat Bermuda, Ltd.
6,422,500	11.500%, 2/4/2017	6,406,444
	Intelsat Jackson Holdings, Ltd.
2,380,000	8.500%, 11/1/2019[e]	2,403,800
	Intelsat Subsidiary Holding Company, Ltd.
7,740,000	8.875%, 1/15/2015	7,865,775
300,000	8.875%, 1/15/2015[e]	303,375
	Level 3 Financing, Inc.
4,890,000	9.250%, 11/1/2014	4,437,675
	MetroPCS Wireless, Inc.
2,130,000	9.250%, 11/1/2014	2,193,900
	New Communications Holdings, Inc.
3,190,000	8.250%, 4/15/2017[d,e]	3,201,963
5,000,000	8.500%, 4/15/2020[e]	5,012,500
	Nextel Communications, Inc.
2,630,000	6.875%, 10/31/2013	2,547,812
	Nielsen Finance, LLC/Nielsen Finance Company
2,600,000	10.000%, 8/1/2014	2,658,500
1,500,000	11.500%, 5/1/2016	1,638,750
	NII Capital Corporation
5,330,000	8.875%, 12/15/2019	5,383,300
	PAETEC Holding Corporation
6,400,000	9.500%, 7/15/2015	6,224,000
	Quebecor Media, Inc.
3,790,000	7.750%, 3/15/2016	3,714,200
	Qwest Communications International, Inc.
4,760,000	7.500%, 2/15/2014	4,771,900
1,620,000	7.500%, 2/15/2014	1,624,050
	tw telecom holdings, inc.
2,400,000	8.000%, 3/1/2018[e]	2,448,000
	Umbrella Acquisition
2,650,000	9.750%, 3/15/2015[e]	2,206,125
	UPC Holding BV
4,500,000	9.875%, 4/15/2018[e]	4,522,500
	Videotron Ltee
2,290,000	9.125%, 4/15/2018	2,484,650
	Virgin Media Finance plc
5,240,000	9.125%, 8/15/2016	5,423,400
1,790,000	8.375%, 10/15/2019	1,812,375
	Virgin Media Finance plc, Convertible
1,060,000	6.500%, 11/15/2016	1,241,525
	Wind Acquisition Holdings Finance SPA
5,900,000	12.250%, 7/15/2017[e]	5,369,000

	Total Communications Services	132,467,381

Consumer Cyclical (20.8%)
	AMC Entertainment, Inc.
4,250,000	8.750%, 6/1/2019[d]	4,271,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Consumer Cyclical (20.8%) - continued
	American Axle & Manufacturing Holdings, Inc.
$690,000	9.250%, 1/15/2017[e]	$710,700
	American Axle & Manufacturing, Inc.
2,150,000	5.250%, 2/11/2014	1,806,000
	Ameristar Casinos, Inc.
3,190,000	9.250%, 6/1/2014	3,341,525
	Beazer Homes USA, Inc.
4,250,000	6.875%, 7/15/2015	3,729,375
1,600,000	9.125%, 6/15/2018[d]	1,480,000
	Blockbuster, Inc.
2,204,000	11.750%, 10/1/2014[e]	1,432,600
	Burlington Coat Factory
	Warehouse Corporation
4,150,000	11.125%, 4/15/2014	4,295,250
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
5,720,000	10.125%, 3/1/2012	5,291,000
	Cooper-Standard Automotive, Inc.
1,330,000	8.500%, 5/1/2018[e]	1,339,975
	FireKeepers Development Authority
5,600,000	13.875%, 5/1/2015[e]	6,468,000
	Ford Motor Credit Company, LLC
10,330,000	8.000%, 6/1/2014	10,661,169
5,320,000	7.000%, 4/15/2015	5,262,384
	Gaylord Entertainment Company
6,650,000	6.750%, 11/15/2014[d]	6,400,625
	Goodyear Tire & Rubber Company
3,200,000	10.500%, 5/15/2016	3,480,000
	GWR Operating Partnership LLP
2,130,000	10.875%, 4/1/2017[e]	2,116,688
	Hanesbrands, Inc.
2,460,000	4.121%, 12/15/2010[c]	2,327,775
	KB Home
3,460,000	6.250%, 6/15/2015	3,079,400
	Lear Corporation
2,200,000	7.875%, 3/15/2018	2,205,500
2,200,000	8.125%, 3/15/2020	2,205,500
	Levi Strauss & Company
2,930,000	7.625%, 5/15/2020[e]	2,871,400
	Macy’s Retail Holdings, Inc.
3,450,000	8.375%, 7/15/2015	3,803,625
	MGM Resorts International
2,140,000	6.750%, 9/1/2012	1,990,200
2,700,000	7.500%, 6/1/2016	2,126,250
2,000,000	11.125%, 11/15/2017	2,205,000
1,580,000	11.375%, 3/1/2018[e]	1,485,200
	Mohegan Tribal Gaming Authority
3,730,000	11.500%, 11/1/2017[d,e]	3,692,700
	NCL Corporation, Ltd.
4,270,000	11.750%, 11/15/2016[e]	4,462,150
	Norcraft Holdings, LP/Norcraft Capital Corporation
1,283,000	9.750%, 9/1/2012	1,214,039
	Peninsula Gaming, LLC
2,170,000	8.375%, 8/15/2015	2,161,863
2,940,000	10.750%, 8/15/2017	2,925,300
	Penn National Gaming, Inc.
3,200,000	8.750%, 8/15/2019	3,288,000
	Perry Ellis International, Inc.
2,800,000	8.875%, 9/15/2013	2,835,000
	Phillips-Van Heusen Corporation
320,000	7.375%, 5/15/2020	322,800
	Pinnacle Entertainment, Inc.
4,000,000	7.500%, 6/15/2015	3,750,000
1,580,000	8.750%, 5/15/2020[e]	1,463,475
	QVC, Inc.
1,150,000	7.125%, 4/15/2017[e]	1,127,000
3,750,000	7.375%, 10/15/2020[e]	3,646,875
	Realogy Corporation
2,120,000	10.500%, 4/15/2014[d]	1,796,700
	Rite Aid Corporation
1,900,000	7.500%, 3/1/2017	1,681,500
1,530,000	9.500%, 6/15/2017	1,212,525
	Seminole Hard Rock Entertainment
2,870,000	3.037%, 9/15/2010[c,e]	2,446,675
	Service Corporation International
2,100,000	6.750%, 4/1/2015	2,084,250
	Shingle Springs Tribal Gaming Authority
5,950,000	9.375%, 6/15/2015[e]	4,715,375
	Speedway Motorsports, Inc.
2,930,000	8.750%, 6/1/2016	3,076,500
	Starwood Hotels & Resorts Worldwide, Inc.
2,400,000	7.875%, 10/15/2014	2,580,000
	Toys R Us Property Company I, LLC
3,100,000	10.750%, 7/15/2017[e]	3,386,750
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015[j]	4,269,150
	Turning Stone Resort Casino Enterprise
2,770,000	9.125%, 9/15/2014[e]	2,763,075
	Universal City Development Partners, Ltd.
1,730,000	8.875%, 11/15/2015[e]	1,738,650
2,670,000	10.875%, 11/15/2016[e]	2,723,400
	West Corporation
2,130,000	9.500%, 10/15/2014[d]	2,140,650
	WMG Acquisition Corporation
2,600,000	9.500%, 6/15/2016[d]	2,769,000
	Wyndham Worldwide Corporation
3,200,000	6.000%, 12/1/2016	3,104,544
1,600,000	7.375%, 3/1/2020	1,641,360

	Total Consumer Cyclical	161,405,697

Consumer Discretionary (0.2%)
	Libbey Glass, Inc.
1,710,000	10.000%, 2/15/2015[e]	1,769,850

	Total Consumer Discretionary	1,769,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Consumer Non-Cyclical (11.4%)
	Apria Healthcare Group, Inc.
$4,190,000	12.375%, 11/1/2014[e]	$4,472,825
	Biomet, Inc.
2,090,000	10.375%, 10/15/2017[d]	2,246,750
1,810,000	11.625%, 10/15/2017	1,959,325
	Capella Healthcare, Inc.
2,360,000	9.250%, 7/1/2017[e]	2,383,600
	Community Health Systems, Inc.
4,680,000	8.875%, 7/15/2015	4,826,250
	Diversey Holdings, Inc.
2,761,171	10.500%, 5/15/2020[e]	3,064,900
	Diversey, Inc.
1,580,000	8.250%, 11/15/2019[e]	1,627,400
	DJO Finance, LLC/DJO Finance Corporation
5,675,000	10.875%, 11/15/2014	5,958,750
	HCA, Inc.
6,854,000	9.625%, 11/15/2016	7,333,780
2,710,000	8.500%, 4/15/2019	2,872,600
4,270,000	7.250%, 9/15/2020	4,291,350
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017	1,628,000
	Jarden Corporation
3,730,000	7.500%, 5/1/2017	3,655,400
1,070,000	7.500%, 1/15/2020	1,045,925
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014	3,531,937
	Michael Foods, Inc.
3,190,000	9.750%, 7/15/2018[e]	3,277,725
	Mylan Inc./PA
3,680,000	7.875%, 7/15/2020[e]	3,753,600
	Omnicare, Inc.
3,940,000	6.875%, 12/15/2015	3,940,000
900,000	7.750%, 6/1/2020[d]	918,000
	Pinnacle Foods Finance, LLC
3,720,000	9.250%, 4/1/2015[d]	3,794,400
	Pinnacle Foods Finance,
	LLC/Pinnacle Foods Finance Corporation
1,070,000	9.250%, 4/1/2015[e]	1,091,400
	Revlon Consumer Products Corporation
3,200,000	9.750%, 11/15/2015[e]	3,280,000
	Select Medical Corporation
1,700,000	6.143%, 9/15/2010[c,d]	1,470,500
3,445,000	7.625%, 2/1/2015	3,238,300
	Spectrum Brands, Inc.
1,600,000	9.500%, 6/15/2018[e]	1,650,000
	U.S. Oncology, Inc.
2,090,000	10.750%, 8/15/2014	2,142,250
	Valeant Pharmaceuticals International
3,200,000	8.375%, 6/15/2016	3,616,000
	Visant Holding Corporation
4,185,000	10.250%, 12/1/2013	4,273,931
	Viskase Companies, Inc.
1,340,000	9.875%, 1/15/2018[e]	1,346,700

	Total Consumer Non-Cyclical	88,691,598

Energy (8.3%)
	Chesapeake Energy Corporation
1,890,000	6.250%, 1/15/2018	1,908,900
	Citgo Petroleum Corporation
5,050,000	11.500%, 7/1/2017[e]	5,012,125
	Coffeyville Resources, LLC
1,760,000	9.000%, 4/1/2015[e]	1,742,400
3,600,000	10.875%, 4/1/2017[e]	3,510,000
	Compagnie Generale de Geophysique-Veritas
1,940,000	7.500%, 5/15/2015	1,847,850
1,280,000	9.500%, 5/15/2016	1,299,200
	Connacher Oil and Gas, Ltd.
1,220,000	11.750%, 7/15/2014[e]	1,305,400
3,440,000	10.250%, 12/15/2015[e]	3,397,000
	Denbury Resources, Inc.
3,235,000	7.500%, 12/15/2015	3,267,350
800,000	9.750%, 3/1/2016	864,000
428,000	8.250%, 2/15/2020	447,260
	Ferrellgas Partners, LP
2,960,000	6.750%, 5/1/2014	2,900,800
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	3,985,450
	Helix Energy Solutions Group, Inc.
2,680,000	9.500%, 1/15/2016[e]	2,465,600
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020[e]	2,303,438
	McJunkin Red Man Corporation
4,280,000	9.500%, 12/15/2016[e]	4,151,600
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	3,919,500
	PetroHawk Energy Corporation
3,440,000	9.125%, 7/15/2013	3,586,200
850,000	10.500%, 8/1/2014	913,750
	Pioneer Natural Resources Company
3,200,000	7.500%, 1/15/2020	3,297,910
	Plains Exploration & Production Company
1,670,000	7.750%, 6/15/2015	1,653,300
4,270,000	10.000%, 3/1/2016	4,568,900
	SandRidge Energy, Inc.
3,010,000	9.875%, 5/15/2016[e]	3,055,150
	Southwestern Energy Company
2,950,000	7.500%, 2/1/2018	3,134,375

	Total Energy	64,537,458

Financials (3.5%)
	Bank of America Corporation
3,660,000	8.125%, 5/15/2018[d]	3,535,304
	CIT Group, Inc.
5,300,000	7.000%, 5/1/2017[d]	4,770,000
	Deluxe Corporation
1,425,000	7.375%, 6/1/2015	1,414,312
	General Motors Acceptance Corporation, LLC
3,862,000	6.875%, 9/15/2011	3,915,103
2,080,000	7.500%, 12/31/2013	2,074,800
	GMAC, Inc.
2,650,000	8.000%, 3/15/2020[d,e]	2,590,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Financials (3.5%) - continued
	ING Capital Funding Trust III
$1,600,000	8.439%, 12/31/2010	$1,392,000
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015[e]	2,131,875
1,950,000	8.750%, 3/15/2017[d,e]	1,847,625
	SLM Corporation
4,250,000	8.000%, 3/25/2020	3,732,290

	Total Financials	27,403,684

Technology (3.4%)
	Advanced Micro Devices, Inc.
3,200,000	8.125%, 12/15/2017[e]	3,184,000
	First Data Corporation
3,910,000	9.875%, 9/24/2015[d]	2,971,600
	Freescale Semiconductor, Inc.
4,530,000	8.875%, 12/15/2014[d]	4,133,625
1,500,000	10.125%, 12/15/2016[d]	1,200,000
	NXP BV/NXP Funding, LLC
2,050,000	7.875%, 10/15/2014	1,880,875
2,130,000	9.500%, 10/15/2015	1,783,875
	Seagate Technology HDD Holdings
4,995,000	6.800%, 10/1/2016	4,845,150
	SunGard Data Systems, Inc.
1,730,000	9.125%, 8/15/2013	1,758,113
4,430,000	10.250%, 8/15/2015[d]	4,573,975

	Total Technology	26,331,213

Transportation (2.5%)
	American Petroleum Tankers LLC
1,330,000	10.250%, 5/1/2015[e]	1,333,325
	AMR Corporation, Convertible
1,870,000	6.250%, 10/15/2014	1,781,175
	Delta Air Lines, Inc.
1,570,000	9.500%, 9/15/2014[e]	1,648,500
	Kansas City Southern de Mexico SA de CV
2,720,000	7.625%, 12/1/2013	2,774,400
1,130,000	7.375%, 6/1/2014	1,149,775
	Navios Maritime Holdings, Inc.
3,300,000	9.500%, 12/15/2014	3,168,000
1,330,000	8.875%, 11/1/2017[d,e]	1,339,975
	UAL Pass Through Trust
200,283	7.730%, 7/1/2010	197,779
	United Air Lines, Inc.
2,300,000	9.750%, 1/15/2017	2,455,250
	United Maritime Group, LLC/United Maritime Group Finance Corporation
2,140,000	11.750%, 6/15/2015[e]	2,022,300
	Windsor Petroleum Transport Corporation
1,284,912	7.840%, 1/15/2021[j]	1,066,477

	Total Transportation	18,936,956

Utilities (5.5%)
	AES Corporation
680,000	8.750%, 5/15/2013[d,e]	690,200
4,230,000	7.750%, 10/15/2015[d]	4,282,875
	Copano Energy, LLC
3,640,000	8.125%, 3/1/2016	3,585,400
	Crosstex Energy/Crosstex Energy Finance Corporation
3,730,000	8.875%, 2/15/2018[e]	3,725,338
	Edison Mission Energy
2,960,000	7.000%, 5/15/2017	1,894,400
1,210,000	7.200%, 5/15/2019	744,150
	El Paso Corporation
2,600,000	6.875%, 6/15/2014	2,647,255
1,530,000	7.000%, 6/15/2017	1,521,385
	Energy Future Holdings Corporation
2,100,000	10.875%, 11/1/2017[d]	1,554,000
	Holly Energy Partners LP
2,130,000	8.250%, 3/15/2018[e]	2,140,650
	NRG Energy, Inc.
8,240,000	7.375%, 2/1/2016[d]	8,198,800
	Regency Energy Partners, LP
3,480,000	8.375%, 12/15/2013	3,584,400
1,690,000	9.375%, 6/1/2016[e]	1,791,400
	Southern Star Central Corporation
2,643,000	6.750%, 3/1/2016	2,557,102
	Texas Competitive Electric Holdings Company, LLC
6,060,000	10.250%, 11/1/2015[d]	3,999,600

	Total Utilities	42,916,955

	Total Long-Term Fixed Income (cost $701,125,006)	709,390,838

Shares	Preferred Stock (1.5%)	Value

Financials (1.5%)
3,400	Bank of America Corporation, Convertible, 7.250%	3,087,200
26,500	Citigroup, Inc., Convertible, 7.500%	2,994,500
3,381	GMAC, Inc., 7.000%[e]	2,627,988
3,000	Wells Fargo & Company, Convertible, 7.500%	2,793,000

	Total Financials	11,502,688

	Total Preferred Stock (cost $9,974,887)	11,502,688

Shares	Common Stock (0.6%)	Value

Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[i,k]	0

	Total Consumer Discretionary	0

Materials (0.4%)
126,717	Smurfit-Stone Container Enterprises, Inc.[k]	3,136,246
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants, £0.01, expires 7/1/2010[i,j,k]	0

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (0.6%)	Value
Materials (0.4%) - continued
80,000	ZSC Specialty Chemical plc, Stock Warrants, £0.01, expires 7/1/2010[i,j,k]	$0

	Total Materials	3,136,246

Telecommunications Services (<0.1%)
36	USA Mobility, Inc.	465

	Total Telecommunications Services	465

Utilities (0.2%)
51,692	NRG Energy, Inc.[k]	1,096,387
12,652	Semgroup Corporation[k]	332,115
13,318	Semgroup Corporation Warrants, $25, expires 11/30/2014[i,k]	79,039

	Total Utilities	1,507,541

	Total Common Stock (cost $12,027,736)	4,644,252

Shares	Collateral Held for Securities Loaned (8.5%)	Value
65,811,415	Thrivent Financial Securities Lending Trust	65,811,415

	Total Collateral Held for Securities Loaned (cost $65,811,415)	65,811,415

Principal Amount	Short-Term Investments (3.2%)[l]	Value
	Enterprise Funding Company, LLC
7,560,000	0.090%, 7/1/2010	7,560,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.090%, 7/7/2010	4,999,925
5,000,000	0.070%, 7/9/2010	4,999,922
5,000,000	0.070%, 7/14/2010	4,999,874
	Federal Home Loan Mortgage Corporation Discount Notes
1,500,000	0.130%, 7/2/2010	1,499,994
	Federal National Mortgage Association Discount Notes
800,000	0.180%, 7/12/2010[m]	799,956

	Total Short-Term Investments (at amortized cost)	24,859,671

	Total Investments (cost $829,640,004) 107.1%	$831,940,253

	Other Assets and Liabilities, Net (7.1%)	(55,340,151)

	Total Net Assets 100.0%	$776,600,102

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $215,331,956 or 27.7% of total net assets.
f	In bankruptcy. Interest is not being accrued.
g	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
j	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Tunica-Biloxi Gaming Authority	11/8/2005	$4,745,569
Windsor Petroleum Transport Corporation	4/15/1998	984,920
ZSC Specialty Chemical plc, Preferred Stock Warrants, £0.01, expires 7/1/2010	6/24/1999	47,568
ZSC Specialty Chemical plc, Stock Warrants, £0.01, expires 7/1/2010	6/24/1999	111,712

k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
m	At June 30, 2010, $489,973 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,012,330
Gross unrealized depreciation	(26,712,081)

Net unrealized appreciation (depreciation)	$2,300,249

Cost for federal income tax purposes	$829,640,004

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing High Yield Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Consumer Cyclical	5,669,680	—	5,669,680	—
Consumer Non-Cyclical	390,628	—	390,628	—
Financials	3,741,990	—	3,741,990	—
Transportation	1,590,985	—	1,590,985	—
Utilities	4,338,106	—	4,338,106	—
Long-Term Fixed Income
Asset-Backed Securities	5,013,306	—	5,013,306	—
Basic Materials	78,437,758	—	78,437,758	—
Capital Goods	61,478,982	—	61,478,982	—
Communications Services	132,467,381	—	129,807,381	2,660,000
Consumer Cyclical	161,405,697	—	161,405,697	—
Consumer Discretionary	1,769,850	—	1,769,850	—
Consumer Non-Cyclical	88,691,598	—	88,691,598	—
Energy	64,537,458	—	64,537,458	—
Financials	27,403,684	—	27,403,684	—
Technology	26,331,213	—	26,331,213	—
Transportation	18,936,956	—	15,415,229	3,521,727
Utilities	42,916,955	—	42,916,955	—
Preferred Stock
Financials	11,502,688	8,874,700	2,627,988	—
Common Stock
Consumer Discretionary	—	—	—	—
Materials	3,136,246	3,136,246	—	—
Telecommunications Services	465	465	—	—
Utilities	1,507,541	1,428,502	—	79,039
Collateral Held for Securities Loaned	65,811,415	65,811,415	—	—
Short-Term Investments	24,859,671	—	24,859,671	—

Total	$831,940,253	$79,251,328	$746,428,159	$6,260,766

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Credit Default Swaps	52,014	—	52,014	—

Total Asset Derivatives	$52,014	$—	$52,014	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
Communications Services	—	—	—	—	2,660,000	—	—	2,660,000
Transportation	6,239,212	13,962	41,261	(68,016)	(3,693,948)	1,187,035	(197,779)	3,521,727
Common Stock
Consumer Discretionary*	—	—	—	—	—	—	—	—
Materials*	—	—	(136,483)	136,483	—	—	—	—
Utilities	329,285	—	—	81,869	—	—	(332,115)	79,039

Total	$6,568,497	$13,962	($95,222)	$150,336	($1,033,948)	$1,187,035	($529,894)	$6,260,766

*	Securities in these sections are fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 14, 5 Year, at 5.00%; J.P. Morgan Chaseand Co.	Sell	6/20/2015	$8,000,000	$498,465	($446,451)	$52,014
Total Credit Default Swaps					($446,451)	$52,014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	52,014
Total Credit Contracts		52,014

Total Asset Derivatives		$52,014

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	600,424
Total Credit Contracts		600,424

Total		$600,424

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	52,014
Total Credit Contracts		52,014

Total		$52,014

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$2,839,980	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$36,175,205	$179,637,731	$150,001,521	65,811,415	$65,811,415	$86,301
Total Value and Income Earned	36,175,205				65,811,415	86,301

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (69.4%)	Value
Asset-Backed Securities (5.8%)
	Americredit Automobile Receivables Trust
$ 65,876	5.490%, 7/6/2012[a]	$66,000
	Carrington Mortgage Loan Trust
1,200,000	0.497%, 7/26/2010[b]	553,441
	GMAC Mortgage Corporation Loan Trust
456,400	6.180%, 5/25/2036[a]	417,743
	Goldman Sachs Alternative Mortgage Products Trust
750,000	0.427%, 7/26/2010[b]	679,585
	GSAMP Trust
1,010,452	0.527%, 7/26/2010[b]	799,161
	J.P. Morgan Mortgage Trust
695,566	5.264%, 2/25/2036	596,717
	Merna Reinsurance, Ltd.
400,000	2.040%, 7/7/2010[b,c]	399,920
400,000	3.040%, 7/7/2010[b,c]	399,960
	Renaissance Home Equity Loan Trust
520,416	5.746%, 5/25/2036	283,977
632,000	6.011%, 5/25/2036	364,369
950,000	5.797%, 8/25/2036	562,203
	Residential Funding Mortgage Securities
121,607	4.470%, 7/25/2018[a]	118,316

	Total Asset-Backed Securities	5,241,392

Basic Materials (6.6%)
	Allegheny Technologies, Inc., Convertible
203,000	4.250%, 6/1/2014	261,109
	ArcelorMittal
400,000	6.125%, 6/1/2018	418,352
	Arch Coal, Inc.
570,000	8.750%, 8/1/2016[c]	594,225
	CF Industries, Inc.
570,000	7.125%, 5/1/2020	584,250
	CONSOL Energy, Inc.
570,000	8.000%, 4/1/2017[c]	588,525
	Domtar Corporation
480,000	10.750%, 6/1/2017	576,000
	Dow Chemical Company
400,000	8.550%, 5/15/2019	489,645
	FMG Finance, Pty., Ltd.
510,000	10.625%, 9/1/2016[c]	561,000
	Georgia-Pacific Corporation
570,000	8.000%, 1/15/2024	604,200
	Goldcorp, Inc., Convertible
290,000	2.000%, 8/1/2014	337,125
	Lyondell Chemical Company
560,000	11.000%, 5/1/2018	600,600
	Newmont Mining Corporation, Convertible
232,000	3.000%, 2/15/2012	328,860

	Total Basic Materials	5,943,891

Capital Goods (2.4%)
	Alliant Techsystems, Inc. Convertible
261,000	3.000%, 8/15/2024	258,716
	Case New Holland, Inc.
570,000	7.875%, 12/1/2017[c]	574,275
	General Cable Corporation, Convertible
92,000	4.500%, 11/15/2019[d]	86,250
	Owens-Brockway Glass Container, Inc., Convertible
300,000	3.000%, 6/1/2015[c]	275,625
	Owens-Illinois, Inc.
570,000	7.800%, 5/15/2018	593,513
	Textron, Inc.
300,000	7.250%, 10/1/2019	342,488

	Total Capital Goods	2,130,867

Collateralized Mortgage Obligations (11.5%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,081,629	4.625%, 8/25/2010[b]	952,565
	Citigroup Mortgage Loan Trust, Inc.
736,293	5.500%, 11/25/2035	563,453
	Citimortgage Alternative Loan Trust
977,725	5.750%, 4/25/2037	760,198
	Countrywide Alternative Loan Trust
615,772	6.000%, 4/25/2036	487,283
392,698	6.000%, 1/25/2037	261,926
	Deutsche Alt-A Securities, Inc.
1,411,252	1.191%, 7/1/2010[b]	780,013
438,415	5.500%, 10/25/2021	372,679
	First Horizon Mortgage Pass- Through Trust
637,826	5.805%, 8/25/2037	513,022
	GSR Mortgage Loan Trust
768,603	0.537%, 7/26/2010[b]	619,899
	J.P. Morgan Alternative Loan Trust
147,824	0.417%, 7/25/2010[b]	141,977
	J.P. Morgan Mortgage Trust
363,409	6.500%, 1/25/2035	348,281
484,333	5.933%, 10/25/2036	424,682
	MASTR Alternative Loans Trust
986,379	6.500%, 5/25/2034	1,034,583
397,725	6.500%, 7/25/2034	401,481
	New York Mortgage Trust
895,614	5.548%, 5/25/2036	264,548
	Structured Adjustable Rate Mortgage Loan Trust
573,224	5.783%, 9/25/2036	160,750
	WaMu Mortgage Pass Through Certificates
658,303	5.570%, 11/25/2036	575,256
474,889	5.820%, 8/25/2046	389,329
	Washington Mutual Mortgage Pass-Through Certificates
1,163,353	1.163%, 7/1/2010[b]	479,052
	Wells Fargo Mortgage Backed Securities Trust
1,380,926	5.878%, 9/25/2036	225,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (69.4%)	Value
Collateralized Mortgage Obligations (11.5%) - continued
$ 697,268	6.000%, 7/25/2037	$605,424

	Total Collateralized Mortgage Obligations	10,362,240

Commercial Mortgage-Backed Securities (4.3%)
	Banc of America Commercial Mortgage, Inc.
750,000	5.356%, 10/10/2045	750,838
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.530%, 7/15/2010[b,e]	845,574
	Greenwich Capital Commercial Funding Corporation
250,000	5.867%, 12/10/2049	198,495
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,250,000	5.336%, 5/15/2047	1,235,433
	Wachovia Bank Commercial Mortgage Trust
1,000,000	0.470%, 7/15/2010[b,e]	819,669

	Total Commercial Mortgage- Backed Securities	3,850,009

Communications Services (7.1%)
	CBS Corporation
300,000	8.875%, 5/15/2019	377,435
	Clear Channel Worldwide Holdings, Inc.
570,000	9.250%, 12/15/2017[c]	572,850
	Cricket Communications, Inc.
585,000	9.375%, 11/1/2014[f]	593,775
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
400,000	7.625%, 5/15/2016	434,500
	DISH DBS Corporation
570,000	7.125%, 2/1/2016	571,425
	Intelsat Jackson Holdings, Ltd.
570,000	8.500%, 11/1/2019[c]	575,700
	New Communications Holdings, Inc.
570,000	8.250%, 4/15/2017[c]	572,137
	Qwest Communications International, Inc.
570,000	7.500%, 2/15/2014	571,425
	Telecom Italia Capital SA
400,000	7.175%, 6/18/2019	430,645
	Telefonica Emisiones SAU
200,000	5.134%, 4/27/2020	200,459
	Time Warner Cable, Inc.
300,000	8.250%, 4/1/2019	368,941
	Virgin Media Finance plc
570,000	8.375%, 10/15/2019	577,125
	Wind Acquisition Holdings Finance SPA
620,000	12.250%, 7/15/2017[c]	564,200

	Total Communications Services	6,410,617

Consumer Cyclical (6.6%)
	Blockbuster, Inc.
2,000	11.750%, 10/1/2014[c]	1,300
	CVS Caremark Corporation
500,000	6.302%, 6/1/2037	447,500
	Goodyear Tire & Rubber Company
570,000	10.500%, 5/15/2016	619,875
	KB Home
700,000	6.250%, 6/15/2015	623,000
	Lennar Corporation, Convertible
300,000	2.000%, 12/1/2020[c]	263,625
	Macy’s Retail Holdings, Inc.
500,000	8.375%, 7/15/2015	551,250
	MGM Resorts International
520,000	11.125%, 11/15/2017	573,300
	Pinnacle Entertainment, Inc.
570,000	8.625%, 8/1/2017[c]	587,100
	QVC, Inc.
570,000	7.125%, 4/15/2017[c]	558,600
	Starwood Hotels & Resorts Worldwide, Inc.
570,000	6.750%, 5/15/2018	570,000
	Toys R Us Property Company I, LLC
480,000	10.750%, 7/15/2017[c]	524,400
	WMG Acquisition Corporation
530,000	9.500%, 6/15/2016	564,450

	Total Consumer Cyclical	5,884,400

Consumer Non-Cyclical (5.1%)
	Archer-Daniels-Midland Company, Convertible
290,000	0.875%, 2/15/2014	273,325
	Beckman Coulter, Inc., Convertible
261,000	2.500%, 12/15/2036	284,490
	Biomet, Inc.
530,000	10.375%, 10/15/2017	569,750
	Charles River Laboratories International, Inc., Convertible
290,000	2.250%, 6/15/2013	277,312
	Community Health Systems, Inc.
550,000	8.875%, 7/15/2015	567,188
	Fisher Scientific International, Inc. Convertible
232,000	3.250%, 3/1/2024	293,770
	Gilead Sciences, Inc., Convertible
203,000	0.625%, 5/1/2013	225,330
	HCA, Inc.
560,000	9.625%, 11/15/2016	599,200
	JBS USA, LLC/JBS USA Finance, Inc.
570,000	11.625%, 5/1/2014	639,113
	Life Technologies Corporation, Convertible
261,000	3.250%, 6/15/2025	293,625
	Molson Coors Brewing Company Convertible
290,000	2.500%, 7/30/2013	311,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (69.4%)	Value
Consumer Non-Cyclical (5.1%) - continued
	Teva Pharmaceutical Finance
	Company, Convertible
$232,000	1.750%, 2/1/2026	$265,640

	Total Consumer Non-Cyclical	4,599,768

Energy (3.8%)
	Enbridge Energy Partners, LP
400,000	8.050%, 10/1/2037	393,858
	Exterran Holdings, Inc.,
	Convertible
261,000	4.250%, 6/15/2014	341,258
	Forest Oil Corporation
590,000	7.250%, 6/15/2019	569,350
	Marathon Oil Corporation
300,000	7.500%, 2/15/2019	359,734
	Petrohawk Energy Corporation
570,000	7.875%, 6/1/2015	571,425
	Pioneer Natural Resources Company
570,000	7.500%, 1/15/2020	587,440
	Plains Exploration & Production Company
560,000	7.625%, 6/1/2018	547,400

	Total Energy	3,370,465

Financials (9.7%)
	Aegon NV
400,000	3.891%, 7/15/2010[b]	236,120
	American Express Company
400,000	6.800%, 9/1/2066	381,000
	American International Group, Inc.
400,000	8.250%, 8/15/2018	405,000
	Bank of America Corporation
240,000	8.000%, 1/30/2018	231,823
	CIT Group, Inc.
570,000	7.000%, 5/1/2017[f]	513,000
	CNA Financial Corporation
400,000	7.350%, 11/15/2019	425,058
	Developers Diversified Realty Corporation
480,000	5.375%, 10/15/2012	474,066
	Discover Bank
200,000	7.000%, 4/15/2020	201,946
	ERP Operating, LP
300,000	5.750%, 6/15/2017	323,252
	HCP, Inc.
300,000	6.700%, 1/30/2018	316,283
	Icahn Enterprises, LP
570,000	8.000%, 1/15/2018[c]	552,900
	ING Capital Funding Trust III
200,000	8.439%, 12/31/2010	174,000
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	420,675
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027[g]	79,000
	Liberty Mutual Group, Inc.
200,000	10.750%, 6/15/2058[c]	216,000
	Lincoln National Corporation
630,000	6.050%, 4/20/2067	472,500
	MetLife, Inc.
450,000	7.875%, 12/15/2037[c]	432,000
	ProLogis
400,000	5.625%, 11/15/2016	376,045
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	497,035
	SLM Corporation
300,000	5.125%, 8/27/2012	295,534
400,000	8.000%, 3/25/2020	351,274
	Swiss RE Capital I, LP
420,000	6.854%, 5/25/2016[c]	344,400
	Wachovia Capital Trust III
320,000	5.800%, 3/15/2011	254,400
	XL Capital, Ltd.
600,000	6.500%, 4/15/2017	414,000
	ZFS Finance USA Trust II
350,000	6.450%, 12/15/2065[c]	313,250

	Total Financials	8,700,561

Foreign Government (0.6%)
	Russia Government International
	Bond
600,000	5.000%, 4/29/2020[c]	579,000

	Total Foreign Government	579,000

Technology (2.2%)
	EMC Corporation, Convertible
232,000	1.750%, 12/1/2013	293,770
	Freescale Semiconductor, Inc.
570,000	9.250%, 4/15/2018[c]	562,875
	Intel Corporation, Convertible
290,000	3.250%, 8/1/2039[c]	326,613
	International Game Technology, Convertible
232,000	3.250%, 5/1/2014	254,040
	Iron Mountain, Inc.
570,000	8.000%, 6/15/2020	578,550

	Total Technology	2,015,848

Transportation (0.5%)
	Delta Air Lines, Inc.
393,444	7.750%, 12/17/2019	424,919

	Total Transportation	424,919

Utilities (3.2%)
	CMS Energy Corporation,
	Convertible
232,000	5.500%, 6/15/2029	269,700
	El Paso Corporation
570,000	7.000%, 6/15/2017	566,790
	Energy Transfer Partners, LP
300,000	6.625%, 10/15/2036	287,911
	Enterprise Products Operating,
	LLC
700,000	7.034%, 1/15/2068	644,000
	NRG Energy, Inc.
600,000	7.375%, 2/1/2016	597,000
	Southern Union Company
200,000	7.200%, 11/1/2066	177,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (69.4%)	Value
Utilities (3.2%) - continued
	TransCanada PipeLines, Ltd.
$400,000	6.350%, 5/15/2067	$356,500

	Total Utilities	2,899,151

	Total Long-Term Fixed Income (cost $63,376,030)	62,413,128

Shares	Common Stock (25.3%)
Consumer Discretionary (2.3%)
13,700	Comcast Corporation	237,969
11,800	Home Depot, Inc.	331,226
11,400	Mattel, Inc.	241,224
2,900	McDonald’s Corporation	191,023
5,100	McGraw-Hill Companies, Inc.	143,514
7,600	Omnicom Group, Inc.	260,680
7,232	Time Warner, Inc.	209,077
2,300	VF Corporation	163,714
6,800	Yum! Brands, Inc.	265,472

	Total Consumer Discretionary	2,043,899

Consumer Staples (2.4%)
6,500	Kimberly-Clark Corporation	394,095
6,800	Kraft Foods, Inc.	190,400
7,700	Nu Skin Enterprises, Inc.	191,961
8,900	Philip Morris International, Inc.	407,976
3,537	Procter & Gamble Company	212,149
10,600	Safeway, Inc.	208,396
10,900	SYSCO Corporation	311,413
4,400	Wal-Mart Stores, Inc.	211,508

	Total Consumer Staples	2,127,898

Energy (2.4%)
6,900	Chevron Corporation	468,234
10,900	ConocoPhillips	535,081
6,000	Exxon Mobil Corporation	342,420
8,100	Marathon Oil Corporation	251,829
5,700	National Oilwell Varco, Inc.	188,499
6,000	Noble Corporation[h]	185,460
3,200	Royal Dutch Shell plc ADR	160,704

	Total Energy	2,132,227

Financials (8.4%)
4,400	ACE, Ltd.	226,512
3,900	AFLAC, Inc.	166,413
8,500	Allstate Corporation	244,205
4,500	Ameriprise Financial, Inc.	162,585
25,000	Annaly Capital Management, Inc.	428,750
63,000	Anworth Mortgage Asset Corporation	448,560
20,100	Bank of America Corporation	288,837
5,300	Bank of Nova Scotia	243,906
1,500	Goldman Sachs Group, Inc.	196,905
17,250	Invesco Mortgage Capital, Inc.	345,173
22,300	iShares Dow Jones U.S. Real Estate Index Fund[f]	1,052,783
12,000	J.P. Morgan Chase & Company	439,320
5,500	MetLife, Inc.	207,680
7,500	Plum Creek Timber Company, Inc.	258,975
3,500	Royal Bank of Canada ADR	167,265
12,400	SEI Investments Company	252,464
5,100	SPDR S&P Dividend ETF	230,234
4,400	Travelers Companies, Inc.	216,700
38,000	Two Harbors Investment Corporation[f]	313,500
7,600	U.S. Bancorp	169,860
10,000	Unum Group	217,000
22,300	Vanguard REIT ETF[f]	1,036,727
11,600	Wells Fargo & Company	296,960

	Total Financials	7,611,314

Health Care (2.1%)
4,100	Abbott Laboratories	191,798
8,800	AmerisourceBergen Corporation	279,400
6,500	Cardinal Health, Inc.	218,465
7,400	Eli Lilly and Company	247,900
4,900	Johnson & Johnson	289,394
8,844	Merck & Company, Inc.	309,275
24,653	Pfizer, Inc.	351,552

	Total Health Care	1,887,784

Industrials (2.5%)
2,700	3M Company	213,273
4,600	Caterpillar, Inc.	276,322
5,300	Cooper Industries plc	233,200
9,300	Equifax, Inc.	260,958
8,500	Honeywell International, Inc.	331,755
4,500	Illinois Tool Works, Inc.	185,760
5,600	ITT Corporation	251,552
4,700	Raytheon Company	227,433
3,700	United Technologies Corporation	240,167

	Total Industrials	2,220,420

Information Technology (1.9%)
13,600	Altera Corporation	337,416
34,800	EarthLink, Inc.	277,008
12,000	Intel Corporation	233,400
3,700	International Business Machines Corporation	456,876
13,300	Microsoft Corporation	306,033
6,100	Tyco Electronics, Ltd.	154,818

	Total Information Technology	1,765,551

Materials (1.1%)
5,950	ArcelorMittal	159,222
6,400	Bemis Company, Inc.	172,800
3,400	BHP Billiton, Ltd. ADR	210,766
7,600	E.I. du Pont de Nemours and Company	262,884
2,100	Lubrizol Corporation	168,651

	Total Materials	974,323

Telecommunications Services (0.9%)
15,700	AT&T, Inc.	379,783
16,400	Verizon Communications, Inc.	459,528

	Total Telecommunications Services	839,311

Utilities (1.3%)
3,800	Energen Corporation	168,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (25.3%)	Value
Utilities (1.3%) - continued
6,400	Nicor, Inc.	$259,200
20,000	NiSource, Inc.	290,000
5,800	ONEOK, Inc.	250,850
388	Semgroup Corporation[h]	10,185
408	Semgroup Corporation Warrants, $25, expires 11/30/2014[h,i]	2,421
7,700	UGI Corporation	195,888

	Total Utilities	1,176,998

	Total Common Stock (cost $24,239,538)	22,779,725

	Preferred Stock (1.2%)
Financials (0.8%)
6,960	AMG Capital Trust I, Convertible, 5.100%	274,485
3,800	Citigroup, Inc., Convertible, 7.500%	429,400
70	GMAC, Inc., 7.000%[c]	54,410

	Total Financials	758,295

Utilities (0.4%)
11,600	CenterPoint Energy, Inc., Convertible, 2.000%	339,880

	Total Utilities	339,880

	Total Preferred Stock (cost $1,017,396)	1,098,175

	Collateral Held for Securities Loaned (4.2%)
3,749,300	Thrivent Financial Securities Lending Trust	3,749,300

	Total Collateral Held for Securities Loaned (cost $3,749,300)	3,749,300

Principal Amount	Short-Term Investments (2.8%)[j]
	Federal Home Loan Bank Discount Notes
400,000	0.045%, 7/9/2010	399,996
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010[k]	299,991
	Jupiter Securitization Company, LLC
1,765,000	0.090%, 7/1/2010	1,765,000

	Total Short-Term Investments (at amortized cost)	2,464,987

	Total Investments (cost $94,847,251) 102.9%	$92,505,315

	Other Assets and Liabilities, Net (2.9%)	(2,599,533)

	Total Net Assets 100.0%	$89,905,782

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $10,994,890 or 12.2% of total net assets.
d	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$1,000,000
Wachovia Bank Commercial Mortgage Trust	4/25/2007	1,000,000

f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	At June 30, 2010, $299,991 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,131,596
Gross unrealized depreciation	(5,473,532)

Net unrealized appreciation (depreciation)	$(2,341,936)

Cost for federal income tax purposes	$94,847,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Diversified Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	5,241,392	—	4,441,512	799,880
Basic Materials	5,943,891	—	5,943,891	—
Capital Goods	2,130,867	—	2,130,867	—
Collateralized Mortgage Obligations	10,362,240	—	10,362,240	—
Commercial Mortgage-Backed
Securities	3,850,009	—	3,850,009	—
Communications Services	6,410,617	—	6,410,617	—
Consumer Cyclical	5,884,400	—	5,884,400	—
Consumer Non-Cyclical	4,599,768	—	4,599,768	—
Energy	3,370,465	—	3,370,465	—
Financials	8,700,561	—	8,700,561	—
Foreign Government	579,000	—	579,000	—
Technology	2,015,848	—	2,015,848	—
Transportation	424,919	—	—	424,919
Utilities	2,899,151	—	2,899,151	—

Common Stock
Consumer Discretionary	2,043,899	2,043,899	—	—
Consumer Staples	2,127,898	2,127,898	—	—
Energy	2,132,227	2,132,227	—	—
Financials	7,611,314	7,611,314	—	—
Health Care	1,887,784	1,887,784	—	—
Industrials	2,220,420	2,220,420	—	—
Information Technology	1,765,551	1,765,551	—	—
Materials	974,323	974,323	—	—
Telecommunications Services	839,311	839,311	—	—
Utilities	1,176,998	1,174,577	—	2,421

Preferred Stock
Financials	758,295	429,400	328,895	—
Utilities	339,880	—	339,880	—
Collateral Held for Securities Loaned	3,749,300	3,749,300	—	—
Short-Term Investments	2,464,987	—	2,464,987	—

Total	$92,505,315	$26,956,004	$64,322,091	$1,227,220

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	33,640	33,640	—	—

Total Asset Derivatives	$33,640	$33,640	$—	$—

Liability Derivatives
Futures Contracts	65,927	65,927	—	—

Total Liability Derivatives	$65,927	$65,927	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	1,631,215	—	—	68,665	(900,000)	—	—	799,880
Transportation	140,700	(534)	697	8,962	275,094	—	—	424,919
Utilities	10,098	—	—	2,508	—	—	(10,185)	2,421

Total	$1,782,013	($534)	$697	$80,135	($624,906)	$—	($10,185)	$1,227,220

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	September 2010	$3,043,501	$3,077,141	$33,640
10-Yr. U.S. Treasury Bond Futures	(15)	September 2010	(1,814,368)	(1,838,203)	(23,835)
S&P 500 Index Mini-Futures	37	September 2010	1,941,302	1,899,210	(42,092)
Total Futures Contracts					($32,287)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	33,640
Total Interest Rate Contracts		33,640

Total Asset Derivatives		$33,640

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	42,092
Total Equity Contracts		42,092
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	23,835
Total Interest Rate Contracts		23,835

Total Liability Derivatives		$65,927

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	11,357
Futures	Net realized gains/(losses) on Futures contracts	(329,260)
Total Equity Contracts		(317,903)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,942
Total Interest Rate Contracts		1,942
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	11,237
Total Credit Contracts		11,237

Total		($304,724)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	11,479
Total Interest Rate Contracts		11,479
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(4,680)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,575)
Total Equity Contracts		(11,255)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	221,296
Total Credit Contracts		221,296

Total		$221,520

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$2,556,146	2.8%	N/A	N/A	18
Interest Rate Contracts	4,788,210	5.3	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$1,453,813	1.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$1,336,140	$24,814,555	$22,401,395	3,749,300	$3,749,300	$4,243
Total Value and Income Earned	1,336,140				3,749,300	4,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (82.8%)	Value
Asset-Backed Securities (5.5%)
	Americredit Automobile Receivables Trust
$77,119	2.260%, 5/15/2012	$77,455
	Bear Stearns Asset-Backed Securities, Inc.
61,428	5.000%, 1/25/2034	60,107
	Capital One Auto Finance Trust
54,033	5.030%, 4/15/2012[a]	54,173
	Chrysler Financial Lease Trust
60,000	1.780%, 6/15/2011[b]	60,207
	Consumer Portfolio Services, Inc.
58,870	6.480%, 7/15/2013[a,b]	60,540
	Household Automotive Trust
46,616	5.520%, 3/18/2013	47,051

	Total Asset-Backed Securities	359,533

Basic Materials (1.2%)
	FMG Resources Pty, Ltd.
50,000	4.538%, 9/1/2010[b,c]	49,656
	Yara International ASA
20,000	7.875%, 6/11/2019[b]	23,936

	Total Basic Materials	73,592

Capital Goods (1.0%)
	Thomas & Betts Corporation
60,000	5.625%, 11/15/2021	64,291

	Total Capital Goods	64,291

Collateralized Mortgage Obligations (5.3%)
	American Home Mortgage Assets Trust
120,148	1.373%, 7/1/2010[c]	64,207
111,611	0.472%, 7/26/2010[c]	62,129
	Chase Funding Mortgage Loan Asset-Backed Certificates
2,517	4.045%, 5/25/2033	2,501
	Credit Suisse First Boston Mortgage Securities Corporation
45,472	3.056%, 12/25/2033	14,132
	DB Master Finance, LLC
50,000	5.779%, 6/20/2031[b]	48,717
	GMAC Mortgage Corporation Loan Trust
60,000	5.500%, 10/25/2033	59,726
	J.P. Morgan Mortgage Trust
34,040	5.293%, 7/25/2035	33,749
	Merrill Lynch Mortgage Investors Trust
14,800	5.127%, 12/25/2035	14,750
	Residential Asset Securitization Trust
34,675	6.250%, 11/25/2036	20,948
	Structured Asset Securities
22,847	5.000%, 6/25/2035	17,542

	Total Collateralized Mortgage Obligations	338,401

Communications Services (2.5%)
	Cox Communications, Inc.
50,000	7.750%, 11/1/2010	51,016
	EchoStar DBS Corporation
50,000	6.375%, 10/1/2011	51,625
	Telefonica Emisiones SAU
60,000	2.582%, 4/26/2013	59,587

	Total Communications Services	162,228

Consumer Cyclical (3.9%)
	American Honda Finance Corporation
100,000	1.289%, 9/20/2010[b,c]	100,570
	CVS Pass-Through Trust
49,690	7.507%, 1/10/2032[b]	56,579
	GameStop Corporation
50,000	8.000%, 10/1/2012	51,375
	McGuire Air Force Base/Fort Dix Privatized Military Housing Project
50,000	5.611%, 9/15/2051[b]	42,884

	Total Consumer Cyclical	251,408

Consumer Non-Cyclical (2.3%)
	Howard Hughes Medical Institute
60,000	3.450%, 9/1/2014	63,548
	Koninklijke (Royal) Philips Electronics NV
35,000	1.687%, 9/13/2010[c]	35,255
	Postal Square, LP
35,050	8.950%, 6/15/2022	46,700

	Total Consumer Non-Cyclical	145,503

Energy (4.4%)
	Chesapeake Energy Corporation
40,000	6.500%, 8/15/2017	39,450
	Enterprise Products Operating, LLC
70,000	4.600%, 8/1/2012	73,211
	Great River Energy
56,775	5.829%, 7/1/2017[b]	63,685
	Pioneer Natural Resources Company
110,000	5.875%, 7/15/2016	109,888

	Total Energy	286,234

Financials (30.4%)
	Achmea Hypotheekbank NV
60,000	0.694%, 8/3/2010[b,c]	59,734
	Agfirst Farm Credit Bank
120,000	6.585%, 6/15/2012[b]	88,630
	Australia and New Zealand Banking Group, Ltd.
50,000	0.605%, 7/21/2010[b,c]	50,116
	BAC Capital Trust XIV
50,000	1.338%, 9/1/2010[c]	32,608
	Bank of Nova Scotia
60,000	0.788%, 9/7/2010[c]	59,950
	Bear Stearns Companies, LLC
50,000	4.500%, 10/28/2010	50,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (82.8%)	Value
Financials (30.4%) - continued
	BNP Paribas
$50,000	0.695%, 7/8/2010[c]	$48,738
	Capital One Capital VI
50,000	8.875%, 5/15/2040	52,069
	Credit Suisse USA, Inc.
50,000	0.636%, 8/16/2010[c]	49,966
	Glitnir Banki HF
50,000	3.226%, 1/21/2011[d,e]	13,000
	Goldman Sachs Group, Inc.
40,000	0.692%, 7/7/2010[c]	39,647
50,000	0.707%, 7/22/2010[c]	45,147
	HCP, Inc.
60,000	5.950%, 9/15/2011	62,199
	HRPT Properties Trust
50,000	1.137%, 9/16/2010[c]	49,710
	J.P. Morgan Chase & Company
70,000	0.421%, 7/1/2010[c]	70,124
100,000	1.436%, 8/16/2010[c]	73,161
80,000	0.787%, 9/27/2010[c]	80,743
	MBNA Capital
100,000	1.144%, 8/1/2010[c]	67,574
	Nationwide Health Properties, Inc.
60,000	6.900%, 10/1/2037	61,639
	PACCAR Financial Corporation
70,000	0.801%, 7/6/2010[c]	69,905
	Private Export Funding Corporation
75,000	3.050%, 10/15/2014	78,416
	Rabobank Nederland
70,000	11.000%, 6/30/2019[b]	86,450
	Royal Bank of Scotland plc
100,000	4.875%, 3/16/2015	99,496
	State Street Bank and Trust Company
70,000	0.737%, 9/15/2010[c]	70,278
	Suncorp-Metway, Ltd.
70,000	0.914%, 9/17/2010[b,c]	70,037
	SunTrust Bank
70,000	0.588%, 8/23/2010[c]	68,836
	TD Ameritrade Holding Corporation
70,000	4.150%, 12/1/2014	72,644
	US AgBank FCB
50,000	6.110%, 7/10/2012[b]	36,228
	Wachovia Corporation
70,000	0.688%, 9/1/2010[c]	69,200
60,000	7.574%, 8/1/2026	68,154
	Westfield Capital Corporation, Ltd./WT Finance Australia, Pty Ltd./WEA Finance, LLC
40,000	4.375%, 11/15/2010[b]	40,434
	Westpac Banking Corporation
70,000	0.605%, 7/21/2010[b,c]	69,946

	Total Financials	1,955,369

Foreign Government (1.2%)
	Ontario Government Notes
75,000	0.947%, 8/23/2010[c]	75,224

	Total Foreign Government	75,224

Technology (2.0%)
	Amphenol Corporation
50,000	4.750%, 11/15/2014	52,981
	Arrow Electronics, Inc.
70,000	6.875%, 6/1/2018	77,311

	Total Technology	130,292

Transportation (3.6%)
	APL, Ltd.
50,000	8.000%, 1/15/2024	32,500
	Skyway Concession Company, LLC
50,000	0.813%, 9/30/2010[b,c]	49,734
	Toll Road Investors Partnership II, LP
800,000	Zero Coupon, 2/15/2043[b]	125,864
165,840	Zero Coupon, 2/15/2045[b]	22,271

	Total Transportation	230,369

U.S. Government and Agencies (18.7%)
	Federal Home Loan Banks
60,000	5.000%, 11/17/2017	68,468
	Federal National Mortgage Association
100,000	1.250%, 6/22/2012	100,953
	U.S. Department of Housing & Urban Development
1,000,000	3.440%, 8/1/2011	1,031,894

	Total U.S. Government and Agencies	1,201,315

U.S. Municipals (0.8%)
	Oakland, California Redevelopment Agency Tax Allocation Bonds (Central District Redevelopment) (NATL-RE Insured)
50,000	5.252%, 9/1/2016[f]	49,288

	Total U.S. Municipals	49,288

	Total Long-Term Fixed Income (cost $5,056,709)	5,323,047

	Short-Term Investments (12.6%)[g]
	Federal Home Loan Bank Discount Notes
100,000	0.045%, 7/9/2010	99,999
	Federal National Mortgage Association Discount Notes
100,000	0.180%, 7/7/2010[h]	99,997

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (12.6%)[g]	Value
	U.S. Treasury Bills
$610,000	0.020%, 7/8/2010	$609,997

	Total Short-Term Investments (at amortized cost)	809,993

	Total Investments (cost $5,866,702) 95.4%	$6,133,040

	Other Assets and Liabilities, Net 4.6%	292,409

	Total Net Assets 100.0%	$6,425,449

a	All or a portion of the security is insured or guaranteed.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $1,206,218 or 18.8% of total net assets.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Glitnir Banki HF	5/1/2008	$48,097

e	In bankruptcy. Interest is not being accrued.
f	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.
g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
h	At June 30, 2010, $99,997 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$348,938
Gross unrealized depreciation	(82,600)

Net unrealized appreciation (depreciation)	$266,338

Cost for federal income tax purposes	$5,866,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Partner Socially Responsible Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	359,533	—	359,533	—
Basic Materials	73,592	—	73,592	—
Capital Goods	64,291	—	64,291	—
Collateralized Mortgage Obligations	338,401	—	338,401	—
Communications Services	162,228	—	162,228	—
Consumer Cyclical	251,408	—	251,408	—
Consumer Non-Cyclical	145,503	—	145,503	—
Energy	286,234	—	286,234	—
Financials	1,955,369	—	1,955,369	—
Foreign Government	75,224	—	75,224	—
Technology	130,292	—	130,292	—
Transportation	230,369	—	230,369	—
U.S. Government and Agencies	1,201,315	—	1,201,315	—
U.S. Municipals	49,288	—	49,288	—
Short-Term Investments	809,993	—	809,993	—

Total	$6,133,040	$—	$6,133,040	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	47,984	47,984	—	—

Total Asset Derivatives	$47,984	$47,984	$—	$—

Liability Derivatives
Futures Contracts	32,628	32,628	—	—

Total Liability Derivatives	$32,628	$32,628	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(12)	September 2010	($2,615,174)	($2,625,937)	($10,763)
5-Yr. U.S. Treasury Bond Futures	(12)	September 2010	(1,398,354)	(1,420,219)	(21,865)
10-Yr. U.S. Treasury Bond Futures	7	September 2010	843,445	857,828	14,383
20-Yr. U.S. Treasury Bond Futures	9	September 2010	1,113,899	1,147,500	33,601
Total Futures Contracts					$15,356

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	47,984
Total Interest Rate Contracts		47,984

Total Asset Derivatives		$47,984

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	32,628
Total Interest Rate Contracts		32,628

Total Liability Derivatives		$32,628

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	36,874
Total Interest Rate Contracts		36,874

Total		$36,874

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	51,563
Total Interest Rate Contracts		51,563

Total		$51,563

The following table presents Partner Socially Responsible Bond Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts (Long Position)	$2,002,755	32.1%

Interest Rate Contracts (Short Position)	4,215,379	67.6

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Bank Loans (1.2%)[a]	Value
Basic Materials (0.3%)
	CF Industries, Inc., Term Loan
$1,037,518	4.500%, 4/5/2015	$1,037,653
	Lyondell Chemical Company, Term Loan
1,270,000	5.500%, 3/14/2016	1,274,940
	Smurfit-Stone Container Enterprises, Inc., Term Loan
1,250,000	3.510%, 1/2/2016[b,c]	1,243,225

	Total Basic Materials	3,555,818

Communications Services (0.2%)
	Charter Communications Operating, LLC, Term Loan
1,253,588	7.250%, 3/6/2014	1,253,588
	Lamar Media Corporation, Term Loan
1,246,875	4.250%, 12/31/2016	1,242,199

	Total Communications Services	2,495,787

Consumer Cyclical (0.2%)
	Ford Motor Company, Term Loan
1,250,284	3.331%, 12/15/2013	1,180,118
	Universal City Development,
	Term Loan
1,246,867	5.500%, 10/20/2014	1,239,997

	Total Consumer Cyclical	2,420,115

Consumer Non-Cyclical (0.2%)
	Dole Food Company, Term Loan
623,437	5.035%, 3/3/2017	621,449
	HCA, Inc., Term Loan
1,068,496	2.783%, 11/17/2013	1,006,224
	Michael Food, Inc., Term Loan
1,250,000	4.500%, 6/14/2016[b,c]	1,247,663

	Total Consumer Non-Cyclical	2,875,336

Financials (<0.1%)
	American General Finance Corporation, Term Loan
350,000	7.250%, 4/21/2015	340,113

	Total Financials	340,113

Technology (0.1%)
	Freescale Semiconductor, Term Loan
1,250,000	4.250%, 12/1/2016[b,c]	1,097,812

	Total Technology	1,097,812

Utilities (0.2%)
	Calpine Corporation, Term Loan
1,250,000	2.875%, 3/29/2014[b,c]	1,144,475
630,000	5.500%, 4/21/2017[b,c]	622,912

	Total Utilities	1,767,387

	Total Bank Loans (cost $14,698,835)	14,552,368

	Long-Term Fixed Income (95.7%)
Asset-Backed Securities (1.6%)
	Capitalsource Commercial Loan Trust
1,844,782	0.477%, 7/20/2010[d,e]	1,733,398
	Carrington Mortgage Loan Trust
2,200,000	0.497%, 7/26/2010[e]	1,014,642
	GMAC Mortgage Corporation Loan Trust
7,296,321	0.527%, 7/26/2010[e,f]	3,916,045
6,339,805	0.527%, 7/26/2010[e,f]	2,864,438
	Goldman Sachs Alternative Mortgage Products Trust
7,500,000	0.427%, 7/26/2010[e]	6,795,847
	IndyMac Seconds Asset-Backed Trust
886,464	0.517%, 7/26/2010[e,f]	179,490
	Renaissance Home Equity Loan Trust
3,083,949	5.746%, 5/25/2036	1,682,825
2,000,000	6.011%, 5/25/2036	1,153,066

	Total Asset-Backed Securities	19,339,751

Basic Materials (5.1%)
	AK Steel Corporation
160,000	7.625%, 5/15/2020[g]	155,200
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,941,142
6,050,000	6.125%, 6/1/2018	6,327,580
	Arch Western Finance, LLC
1,900,000	6.750%, 7/1/2013	1,904,750
	Ashland, Inc.
1,260,000	9.125%, 6/1/2017	1,379,700
	CF Industries, Inc.
1,870,000	7.125%, 5/1/2020	1,916,750
	CONSOL Energy, Inc.
510,000	8.000%, 4/1/2017[h]	526,575
1,560,000	8.250%, 4/1/2020[h]	1,626,300
	Domtar Corporation
1,900,000	7.125%, 8/15/2015	1,995,000
	Dow Chemical Company
3,250,000	5.900%, 2/15/2015	3,551,685
3,150,000	8.550%, 5/15/2019	3,855,956
	FMG Finance, Pty., Ltd.
1,900,000	10.625%, 9/1/2016[h]	2,090,000
	Freeport-McMoRan Copper & Gold, Inc.
3,060,000	8.375%, 4/1/2017	3,366,000
	Georgia-Pacific, LLC
1,900,000	7.125%, 1/15/2017[h]	1,938,000
	International Paper Company
3,750,000	7.500%, 8/15/2021	4,390,856
1,250,000	7.300%, 11/15/2039	1,378,414
	Mosaic Global Holdings, Inc., Convertible
2,500,000	7.375%, 12/1/2014[h]	2,617,683
	Noble Group, Ltd.
3,150,000	6.750%, 1/29/2020[h]	3,055,500
	NOVA Chemicals Corporation
1,250,000	8.625%, 11/1/2019	1,237,500
	Peabody Energy Corporation
1,250,000	7.375%, 11/1/2016	1,301,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
Basic Materials (5.1%) - continued
	Rio Tinto Finance plc
$1,200,000	8.950%, 5/1/2014	$1,455,523
	Rio Tinto Finance USA, Ltd.
1,200,000	9.000%, 5/1/2019	1,574,723
	Rio Tinto Finance, Ltd.
3,285,000	6.500%, 7/15/2018	3,744,046
	Teck Resources, Ltd.
1,250,000	9.750%, 5/15/2014	1,477,270
2,560,000	10.250%, 5/15/2016	3,020,800
	Vale Overseas, Ltd.
3,125,000	6.875%, 11/10/2039	3,264,681

	Total Basic Materials	62,093,196

Capital Goods (2.2%)
	Bombardier, Inc.
950,000	7.750%, 3/15/2020[h]	985,625
	Case New Holland, Inc.
1,550,000	7.875%, 12/1/2017[h]	1,561,625
	CRH America, Inc.
1,900,000	8.125%, 7/15/2018	2,291,305
	Crown Americas, LLC
1,300,000	7.625%, 5/15/2017[h]	1,345,500
	Hutchinson Whampoa Finance, Ltd.
2,250,000	4.625%, 9/11/2015[h]	2,347,731
	John Deere Capital Corporation
3,300,000	5.350%, 4/3/2018	3,683,843
	L-3 Communications Corporation
1,250,000	5.875%, 1/15/2015	1,234,375
	Republic Services, Inc.
630,000	5.500%, 9/15/2019[h]	681,737
1,600,000	5.000%, 3/1/2020[h]	1,659,067
2,200,000	5.250%, 11/15/2021[h]	2,314,730
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,690,757
	Waste Management, Inc.
4,300,000	7.375%, 3/11/2019	5,210,908
1,050,000	4.750%, 6/30/2020	1,079,426

	Total Capital Goods	27,086,629

Collateralized Mortgage Obligations (2.0%)
	Banc of America Mortgage Securities, Inc.
6,398,149	4.787%, 9/25/2035	5,413,909
	Bear Stearns Mortgage Funding Trust
1,614,632	0.487%, 7/26/2010[e]	325,127
	Countrywide Alternative Loan Trust
5,154,156	6.000%, 1/25/2037	3,437,781
	Deutsche Alt-A Securities, Inc.
3,528,129	1.191%, 7/1/2010[e]	1,950,032
	HomeBanc Mortgage Trust
3,113,908	5.958%, 4/25/2037	2,017,510
	Merrill Lynch Mortgage Investors, Inc.
4,778,720	3.256%, 6/25/2035	4,216,724
	Wachovia Mortgage Loan Trust, LLC
4,095,722	5.531%, 5/20/2036	3,086,221
	Washington Mutual Mortgage Pass-Through Certificates
6,980,121	1.163%, 7/1/2010[e]	2,874,309
1,013,824	0.637%, 7/25/2010[e]	788,213

	Total Collateralized Mortgage Obligations	24,109,826

Commercial Mortgage-Backed Securities (5.6%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.500%, 7/15/2010[d,e]	2,655,000
3,500,000	5.331%, 2/11/2044	3,429,188
	Citigroup Commercial Mortgage Trust
12,500,000	0.490%, 7/15/2010[e,h]	10,888,200
	Citigroup/Deutsche Bank Commercial Mortgage
1,900,000	5.322%, 12/11/2049	1,845,383
	Commercial Mortgage Pass- Through Certificates
104,881	0.450%, 7/15/2010[e,h]	104,755
2,000,000	0.480%, 7/15/2010[d,e]	1,722,976
4,750,000	0.530%, 7/15/2010[d,e]	4,016,477
	Credit Suisse Mortgage Capital Certificates
7,500,000	0.520%, 7/15/2010[e,h]	6,284,512
3,250,000	5.467%, 9/15/2039	3,194,015
	Greenwich Capital Commercial Funding Corporation
4,750,000	5.867%, 12/10/2049	3,771,400
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
11,285,000	5.336%, 5/15/2047	11,153,485
	Merrill Lynch Mortgage Trust
5,200,000	5.265%, 1/12/2044	4,956,401
	Wachovia Bank Commercial Mortgage Trust
7,500,000	0.470%, 7/15/2010[d,e]	6,147,517
7,700,000	4.390%, 2/15/2041	7,783,052
	WaMu Commercial Mortgage Securities Trust
649,054	3.830%, 1/25/2035[h]	655,393

	Total Commercial Mortgage- Backed Securities	68,607,754

Communications Services (11.0%)
	Alltel Corporation
3,875,000	7.000%, 3/15/2016	4,548,405
	America Movil SA de CV
3,800,000	5.000%, 3/30/2020[h]	3,926,057
	American Tower Corporation
4,000,000	4.625%, 4/1/2015	4,160,948
	Cablevision Systems Corporation
1,250,000	8.000%, 4/15/2020[g]	1,265,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
Communications Services (11.0%) - continued
	CBS Corporation
$2,500,000	8.875%, 5/15/2019	$3,145,295
1,300,000	7.875%, 9/1/2023	1,525,919
	Charter Communications Operating, LLC
1,880,000	8.000%, 4/30/2012[h]	1,955,200
	Cincinnati Bell, Inc.
1,870,000	8.250%, 10/15/2017	1,748,450
	Clear Channel Worldwide Holdings, Inc.
1,880,000	9.250%, 12/15/2017[h]	1,889,400
	Comcast Corporation
1,900,000	6.300%, 11/15/2017	2,169,179
2,900,000	5.700%, 5/15/2018	3,187,819
3,200,000	5.150%, 3/1/2020	3,350,237
2,700,000	6.400%, 5/15/2038	2,908,915
	Cox Communications, Inc.
2,900,000	4.625%, 6/1/2013	3,092,116
1,230,000	5.450%, 12/15/2014	1,357,649
3,400,000	9.375%, 1/15/2019[h]	4,505,867
2,500,000	8.375%, 3/1/2039[h]	3,398,330
	Cricket Communications, Inc.
1,890,000	7.750%, 5/15/2016	1,927,800
	DIRECTV Holdings, LLC
2,600,000	6.375%, 6/15/2015	2,691,000
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
4,390,000	7.625%, 5/15/2016	4,768,638
	Discovery Communications LLC
4,375,000	5.050%, 6/1/2020	4,547,673
	DISH DBS Corporation
1,875,000	7.125%, 2/1/2016	1,879,687
	Equinix, Inc.
750,000	8.125%, 3/1/2018	766,875
	Inmarsat Finance plc
1,070,000	7.375%, 12/1/2017[h]	1,094,075
	Insight Communications Company, Inc.
630,000	9.375%, 7/15/2018[c,h,i]	630,000
	Intelsat Jackson Holdings, Ltd.
310,000	8.500%, 11/1/2019[h]	313,100
	Intelsat Subsidiary Holding Company, Ltd.
2,200,000	8.875%, 1/15/2015	2,235,750
	Lamar Media Corporation
160,000	7.875%, 4/15/2018[h]	159,600
	MetroPCS Wireless, Inc.
1,890,000	9.250%, 11/1/2014[g]	1,946,700
	NBC Universal, Inc.
5,000,000	5.150%, 4/30/2020[h]	5,214,940
	New Cingular Wireless Services, Inc.
1,350,000	8.750%, 3/1/2031	1,853,283
	New Communications Holdings, Inc.
1,580,000	8.250%, 4/15/2017[h]	1,585,925
	News America, Inc.
1,900,000	6.900%, 3/1/2019	2,250,622
1,900,000	5.650%, 8/15/2020	2,098,554
2,140,000	6.400%, 12/15/2035	2,329,043
	Nextel Communications, Inc.
1,270,000	7.375%, 8/1/2015	1,206,500
	NII Capital Corporation
1,900,000	8.875%, 12/15/2019	1,919,000
	Qwest Communications International, Inc.
1,900,000	7.125%, 4/1/2018[h]	1,895,250
	Qwest Corporation
600,000	8.375%, 5/1/2016	655,500
3,200,000	6.500%, 6/1/2017	3,224,000
	Rogers Communications, Inc.
2,450,000	6.800%, 8/15/2018	2,896,160
2,410,000	8.750%, 5/1/2032	3,134,405
	SBA Tower Trust
3,500,000	5.101%, 4/15/2017[h]	3,728,382
	Sprint Capital Corporation
1,250,000	8.375%, 3/15/2012	1,310,937
	Telecom Italia Capital SA
2,750,000	5.250%, 10/1/2015	2,775,435
2,500,000	7.175%, 6/18/2019	2,691,533
	Telefonica Emisiones SAU
3,850,000	5.134%, 4/27/2020	3,858,828
	Telefonica SA
2,500,000	4.949%, 1/15/2015	2,618,892
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	3,074,505
2,600,000	6.750%, 6/15/2039	2,872,280
	Time Warner Entertainment Company, LP
1,850,000	8.375%, 3/15/2023	2,371,904
	UPC Holding BV
1,070,000	9.875%, 4/15/2018[h]	1,075,350
	Verizon Communications, Inc.
2,000,000	8.750%, 11/1/2018	2,599,946
1,650,000	8.950%, 3/1/2039[g]	2,337,352
	Virgin Media Finance plc
1,270,000	9.500%, 8/15/2016	1,341,438
620,000	8.375%, 10/15/2019	627,750

	Total Communications Services	134,644,023

Consumer Cyclical (5.8%)
	Ameristar Casinos, Inc.
1,890,000	9.250%, 6/1/2014	1,979,775
	AOL Time Warner, Inc.
1,600,000	7.700%, 5/1/2032	1,929,655
	Cooper-Standard Automotive, Inc.
310,000	8.500%, 5/1/2018[h]	312,325
	CVS Caremark Corporation
3,100,000	6.600%, 3/15/2019	3,607,408
2,500,000	6.302%, 6/1/2037	2,237,500
	FireKeepers Development Authority
1,240,000	13.875%, 5/1/2015[h]	1,432,200
	Ford Motor Credit Company, LLC
1,480,000	8.000%, 6/1/2014	1,527,447
1,930,000	7.000%, 4/15/2015	1,909,098
	Home Depot, Inc.
3,900,000	5.875%, 12/16/2036	3,997,886

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
Consumer Cyclical (5.8%) - continued
	Hyatt Hotels Corporation
$3,100,000	5.750%, 8/15/2015[h]	$3,234,326
	Hyundai Motor Manufacturing Czech
2,525,000	4.500%, 4/15/2015[h]	2,503,992
	J.C. Penney Corporation, Inc.
1,200,000	7.950%, 4/1/2017	1,332,000
	JC Penney Company, Inc.
3,250,000	5.650%, 6/1/2020	3,176,875
	Macy’s Retail Holdings, Inc.
2,930,000	8.375%, 7/15/2015	3,230,325
	MGM Resorts International
1,250,000	11.125%, 11/15/2017	1,378,125
1,300,000	9.000%, 3/15/2020[h]	1,335,750
	Nissan Motor Acceptance Corporation
4,100,000	5.625%, 3/14/2011[h]	4,206,395
	Pinnacle Entertainment, Inc.
1,260,000	8.750%, 5/15/2020[h]	1,167,075
	QVC, Inc.
1,270,000	7.125%, 4/15/2017[h]	1,244,600
320,000	7.375%, 10/15/2020[h]	311,200
	Speedway Motorsports, Inc.
1,250,000	8.750%, 6/1/2016	1,312,500
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	1,850,000
	Time Warner, Inc.
3,200,000	4.875%, 3/15/2020	3,300,070
	Toll Bros Finance Corporation
2,000,000	6.750%, 11/1/2019	1,960,578
	Toyota Motor Credit Corporation
3,450,000	4.500%, 6/17/2020	3,542,336
	Toys R Us Property Company I, LLC
1,250,000	10.750%, 7/15/2017[h]	1,365,625
	Universal City Development Partners, Ltd.
1,270,000	8.875%, 11/15/2015[h]	1,276,350
	Viacom, Inc.
4,300,000	6.250%, 4/30/2016	4,877,266
	Volvo Treasury AB
3,100,000	5.950%, 4/1/2015[h]	3,240,486
	Wal-Mart Stores, Inc.
3,750,000	3.625%, 7/8/2020[c,i]	3,746,550
	WMG Acquisition Corporation
1,250,000	9.500%, 6/15/2016	1,331,250
	Wyndham Worldwide Corporation
635,000	6.000%, 12/1/2016	616,058

	Total Consumer Cyclical	70,473,026

Consumer Non-Cyclical (5.4%)
	Abbott Laboratories
3,100,000	4.125%, 5/27/2020[g]	3,247,501
	Altria Group, Inc.
1,200,000	8.500%, 11/10/2013	1,400,816
3,000,000	9.700%, 11/10/2018	3,799,140
2,500,000	9.950%, 11/10/2038	3,284,410
	Anheuser-Busch InBev Worldwide, Inc.
3,125,000	5.375%, 11/15/2014[h]	3,416,622
1,900,000	6.875%, 11/15/2019[h]	2,191,171
2,550,000	5.375%, 1/15/2020	2,747,862
2,525,000	5.000%, 4/15/2020[h]	2,639,976
	Biomet, Inc.
1,900,000	10.375%, 10/15/2017	2,042,500
	Boston Scientific Corporation
1,875,000	6.000%, 1/15/2020	1,861,551
	Campbell Soup Company
1,550,000	3.050%, 7/15/2017[i]	1,545,521
	Community Health Systems, Inc.
1,950,000	8.875%, 7/15/2015	2,010,938
	Constellation Brands, Inc.
1,200,000	7.250%, 5/15/2017	1,216,500
	DaVita, Inc.
1,250,000	7.250%, 3/15/2015	1,250,000
	Del Monte Corporation
1,250,000	7.500%, 10/15/2019[h]	1,278,125
	Fortune Brands, Inc.
2,500,000	6.375%, 6/15/2014	2,782,722
1,300,000	5.375%, 1/15/2016	1,401,496
	Genzyme Corporation
3,750,000	3.625%, 6/15/2015[h]	3,793,148
	Hasbro, Inc.
3,250,000	6.350%, 3/15/2040	3,310,947
	HCA, Inc.
1,250,000	9.625%, 11/15/2016	1,337,500
2,490,000	8.500%, 4/15/2019	2,639,400
1,270,000	7.250%, 9/15/2020	1,276,350
	Kraft Foods, Inc.
3,150,000	4.125%, 2/9/2016	3,324,746
3,100,000	5.375%, 2/10/2020	3,321,808
	Kroger Company
2,500,000	6.400%, 8/15/2017	2,909,997
1,625,000	6.150%, 1/15/2020	1,877,158
	Life Technologies Corporation
1,900,000	6.000%, 3/1/2020	2,057,529
	TreeHouse Foods, Inc.
1,260,000	7.750%, 3/1/2018	1,307,250
	Valeant Pharmaceuticals International
470,000	7.625%, 3/15/2020[h]	554,600

	Total Consumer Non-Cyclical	65,827,284

Energy (7.5%)
	Anadarko Petroleum Corporation
1,900,000	5.950%, 9/15/2016	1,635,324
	Cenovus Energy, Inc.
2,500,000	6.750%, 11/15/2039[h]	2,870,268
	CenterPoint Energy Resources Corporation
6,850,000	6.125%, 11/1/2017	7,580,744
	Citgo Petroleum Corporation
940,000	11.500%, 7/1/2017[h]	932,950
	Denbury Resources, Inc.
219,000	8.250%, 2/15/2020	228,855
	Enbridge Energy Partners, LP
950,000	5.200%, 3/15/2020	978,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
Energy (7.5%) - continued
$3,800,000	8.050%, 10/1/2037	$3,741,651
	Energy Transfer Partners, LP
5,900,000	6.700%, 7/1/2018	6,344,695
	Enterprise Products Operating, LLC
4,000,000	6.300%, 9/15/2017	4,474,496
2,200,000	5.200%, 9/1/2020	2,259,424
	EOG Resources, Inc.
1,875,000	4.400%, 6/1/2020	1,938,405
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,529,258
	Ferrellgas Partners, LP
1,870,000	6.750%, 5/1/2014	1,832,600
	Forest Oil Corporation
1,200,000	7.250%, 6/15/2019	1,158,000
	Kinder Morgan Energy Partners, LP
1,250,000	5.300%, 9/15/2020[g]	1,292,794
3,100,000	5.800%, 3/1/2021	3,310,598
	Magellan Midstream Partners, LP
2,700,000	6.450%, 6/1/2014	3,048,392
	Marathon Oil Canada Corporation
3,100,000	8.375%, 5/1/2012	3,443,207
	Marathon Oil Corporation
2,600,000	5.900%, 3/15/2018	2,869,485
	Nexen, Inc.
1,300,000	6.200%, 7/30/2019	1,459,604
3,075,000	6.400%, 5/15/2037	3,206,656
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	3,751,790
	ONEOK Partners, LP
1,000,000	8.625%, 3/1/2019	1,231,947
3,250,000	6.850%, 10/15/2037	3,431,006
	PetroHawk Energy Corporation
2,200,000	10.500%, 8/1/2014	2,365,000
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,510,448
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	3,466,811
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	1,893,375
	Pride International, Inc.
1,880,000	7.375%, 7/15/2014	1,872,950
	Valero Energy Corporation
3,125,000	6.125%, 2/1/2020	3,211,237
	Weatherford International, Ltd.
3,100,000	6.000%, 3/15/2018	3,189,531
	Williams Companies, Inc.
4,300,000	8.750%, 3/15/2032	5,017,949
	Woodside Finance, Ltd.
3,125,000	4.500%, 11/10/2014[h]	3,187,225

	Total Energy	91,265,558

Financials (26.9%)
	Abbey National Capital Trust I
3,090,000	8.963%, 6/30/2030	3,106,776

	Aegon NV
2,600,000	3.891%, 7/15/2010[e]	1,534,780
	American Express Credit Corporation
1,650,000	7.300%, 8/20/2013	1,868,138
3,850,000	5.125%, 8/25/2014	4,142,103
	American International Group, Inc.
2,450,000	8.250%, 8/15/2018	2,480,625
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	3,889,832
	AXA SA
3,900,000	6.463%, 12/14/2018[h]	3,037,125
	Axis Specialty Finance, LLC
3,250,000	5.875%, 6/1/2020	3,114,228
	BAC Capital Trust XI
1,300,000	6.625%, 5/23/2036	1,188,638
	Bank of America Corporation
3,250,000	4.500%, 4/1/2015	3,284,843
1,900,000	8.000%, 1/30/2018	1,835,267
1,200,000	8.125%, 5/15/2018	1,159,116
2,500,000	5.625%, 7/1/2020	2,519,858
	Barclays Bank plc
3,700,000	7.434%, 12/15/2017[h]	3,293,000
	Bear Stearns Companies, Inc.
1,900,000	6.400%, 10/2/2017	2,110,415
	Boston Properties, Inc.
3,750,000	5.875%, 10/15/2019	4,011,994
	Canadian Imperial Bank of Commerce
2,500,000	2.600%, 7/2/2015[c,h]	2,513,625
	Cantor Fitzgerald, LP
1,700,000	7.875%, 10/15/2019[h]	1,758,998
	Capital One Capital V
1,925,000	10.250%, 8/15/2039	2,030,875
	Capital One Financial Corporation
1,500,000	6.150%, 9/1/2016	1,587,205
	CIGNA Corporation
2,500,000	6.350%, 3/15/2018	2,793,527
	CIT Group, Inc.
704,731	7.000%, 5/1/2017[g]	634,258
	Citigroup, Inc.
2,500,000	6.500%, 8/19/2013	2,662,943
3,125,000	6.000%, 12/13/2013	3,278,478
3,125,000	6.010%, 1/15/2015	3,277,759
2,700,000	6.125%, 5/15/2018	2,817,941
2,700,000	8.500%, 5/22/2019	3,218,735
	CME Group Index Services, LLC
2,600,000	4.400%, 3/15/2018[h]	2,649,444
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019[g]	4,011,481
	Commonwealth Bank of Australia
3,250,000	5.000%, 3/19/2020[h]	3,362,703
	Corestates Capital Trust I
3,000,000	8.000%, 12/15/2026[h]	3,115,935
	Corporacion Andina de Fomento
2,000,000	8.125%, 6/4/2019	2,457,342
	Developers Diversified Realty Corporation
1,250,000	5.375%, 10/15/2012	1,234,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
Financials (26.9%) - continued
	Discover Bank
$1,875,000	8.700%, 11/18/2019	$2,081,614
950,000	7.000%, 4/15/2020	959,244
	Duke Realty, LP
3,100,000	5.950%, 2/15/2017	3,164,489
	Endurance Specialty Holdings, Ltd.
4,200,000	6.150%, 10/15/2015	4,501,531
	ERP Operating, LP
2,500,000	5.125%, 3/15/2016	2,631,618
1,900,000	5.750%, 6/15/2017	2,047,259
	Fifth Third Bancorp
2,800,000	5.450%, 1/15/2017	2,866,170
	GATX Corporation
1,875,000	4.750%, 10/1/2012	1,973,880
	General Electric Capital Corporation
1,900,000	6.000%, 8/7/2019	2,056,885
1,900,000	5.500%, 1/8/2020[g]	2,007,835
1,550,000	6.875%, 1/10/2039	1,711,405
4,500,000	6.375%, 11/15/2067	4,185,000
	General Motors Acceptance Corporation, LLC
1,250,000	6.875%, 8/28/2012	1,253,125
	Genworth Financial, Inc.
975,000	7.700%, 6/15/2020	973,944
	GMAC, Inc.
2,100,000	8.300%, 2/12/2015[h]	2,126,250
	Goldman Sachs Group, Inc.
5,800,000	6.250%, 9/1/2017	6,138,877
600,000	5.950%, 1/18/2018	623,228
2,500,000	5.375%, 3/15/2020	2,470,290
3,125,000	6.000%, 6/15/2020	3,222,291
1,300,000	6.750%, 10/1/2037	1,274,445
	Health Care REIT, Inc.
3,200,000	6.125%, 4/15/2020	3,310,224
	Icahn Enterprises, LP
1,850,000	8.000%, 1/15/2018[g,h]	1,794,500
	ING Capital Funding Trust III
3,200,000	8.439%, 12/31/2010	2,784,000
	International Lease Finance Corporation
1,900,000	5.300%, 5/1/2012	1,786,000
1,490,000	8.625%, 9/15/2015[h]	1,411,775
	J.P. Morgan Chase & Company
6,100,000	7.900%, 4/30/2018	6,287,453
3,100,000	6.300%, 4/23/2019	3,501,434
1,250,000	4.950%, 3/25/2020	1,299,062
	J.P. Morgan Chase Capital XXV
3,100,000	6.800%, 10/1/2037	3,063,959
	Keybank National Association
3,250,000	5.500%, 9/17/2012	3,460,971
	LBG Capital No. 1 plc
3,100,000	7.875%, 11/1/2020	2,495,500
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	2,946,761
	Lincoln National Corporation
940,000	4.300%, 6/15/2015	956,086
1,250,000	6.250%, 2/15/2020	1,339,149
	Lloyds TSB Bank plc
2,400,000	5.800%, 1/13/2020[h]	2,265,348
	Lukoil International Finance BV
3,100,000	6.375%, 11/5/2014[h]	3,251,280
	Merrill Lynch & Company, Inc.
3,250,000	5.450%, 2/5/2013	3,409,373
5,600,000	6.875%, 4/25/2018	5,973,974
3,000,000	7.750%, 5/14/2038	3,208,641
	MetLife Capital Trust X
3,000,000	9.250%, 4/8/2038[h]	3,240,000
	Morgan Stanley
3,125,000	4.200%, 11/20/2014	3,085,744
1,900,000	5.450%, 1/9/2017	1,883,462
2,450,000	6.625%, 4/1/2018	2,567,928
1,900,000	5.625%, 9/23/2019	1,838,085
4,700,000	5.500%, 1/26/2020	4,546,780
	MUFG Capital Finance 1, Ltd.
5,130,000	6.346%, 7/25/2016	4,963,224
	National City Bank
3,100,000	5.800%, 6/7/2017	3,291,304
	Nationwide Building Society
4,400,000	6.250%, 2/25/2020[h]	4,642,915
	New York Life Insurance Company
2,500,000	6.750%, 11/15/2039[h]	2,920,242
	Nomura Holdings, Inc.
950,000	5.000%, 3/4/2015	1,003,842
	Nordea Bank AB
2,500,000	3.700%, 11/13/2014[h]	2,546,770
	PNC Funding Corporation
3,100,000	3.000%, 5/19/2014	3,129,714
	Preferred Term Securities XXIII, Ltd.
5,520,241	0.737%, 9/22/2010[d,e]	2,980,930
	ProLogis
2,600,000	5.625%, 11/15/2015	2,493,403
1,875,000	7.375%, 10/30/2019	1,836,323
	Prudential Financial, Inc.
1,250,000	6.200%, 1/15/2015	1,375,665
2,900,000	6.000%, 12/1/2017	3,099,984
3,125,000	5.375%, 6/21/2020	3,164,925
1,120,000	5.700%, 12/14/2036	1,040,753
	QBE Insurance Group, Ltd.
1,680,000	9.750%, 3/14/2014[h]	2,030,860
	Regency Centers, LP
2,500,000	5.875%, 6/15/2017	2,635,415
	Regions Financial Corporation
1,875,000	5.750%, 6/15/2015	1,863,139
	Reinsurance Group of America, Inc.
4,785,000	5.625%, 3/15/2017	4,989,253
	Resona Bank, Ltd.
4,400,000	5.850%, 4/15/2016[h]	4,158,290
	Royal Bank of Scotland plc
3,150,000	4.875%, 8/25/2014[h]	3,159,173
4,000,000	4.875%, 3/16/2015	3,979,848
	Simon Property Group, LP
2,280,000	5.750%, 12/1/2015	2,506,536
1,250,000	10.350%, 4/1/2019	1,663,819
3,000,000	5.650%, 2/1/2020	3,177,171
	SLM Corporation
1,250,000	5.125%, 8/27/2012	1,231,392
3,200,000	5.000%, 10/1/2013	3,059,091

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
Financials (26.9%) - continued
	Standard Chartered plc
$ 3,775,000	3.850%, 4/27/2015[h]	$3,808,696
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/25/2016[h]	3,444,000
	TD Ameritrade Holding Corporation
3,775,000	5.600%, 12/1/2019	3,976,902
	TNK-BP Finance SA
3,100,000	7.500%, 7/18/2016[h]	3,208,500
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	2,697,490
	Unum Group
2,500,000	7.125%, 9/30/2016	2,746,875
	USB Capital XIII Trust
3,150,000	6.625%, 12/15/2039	3,321,171
	Wachovia Bank NA
2,025,000	4.875%, 2/1/2015	2,122,271
	Wachovia Capital Trust III
3,585,000	5.800%, 3/15/2011	2,850,075
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,647,465
	WEA Finance, LLC
1,500,000	7.125%, 4/15/2018[h]	1,692,494
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,850,000	7.500%, 6/2/2014[h]	2,096,538
	Westpac Banking Corporation
3,100,000	4.200%, 2/27/2015	3,226,511
1,925,000	4.875%, 11/19/2019	1,988,071
	Willis North America, Inc.
4,600,000	6.200%, 3/28/2017	4,788,264
1,900,000	7.000%, 9/29/2019	2,039,948
	XL Capital, Ltd.
3,100,000	6.250%, 5/15/2027	2,939,067

	Total Financials	328,497,723

Foreign Government (2.0%)
	Brazil Government International Bond
3,150,000	5.625%, 1/7/2041	3,094,875
	British Columbia Government Notes
4,350,000	2.850%, 6/15/2015	4,493,032
	Export-Import Bank of Korea
1,575,000	5.875%, 1/14/2015	1,706,541
1,950,000	5.125%, 6/29/2020	1,957,841
	Korea Development Bank/Republic of Korea
2,500,000	4.375%, 8/10/2015	2,549,100
	Korea Expressway Corporation
1,250,000	4.500%, 3/23/2015[h]	1,279,510
	Manitoba Government Notes
4,375,000	2.625%, 7/15/2015	4,449,393
	Russia Government International Bond
5,575,000	5.000%, 4/29/2020[h]	5,379,875

	Total Foreign Government	24,910,167

Mortgage-Backed Securities (6.7%)
	Federal Home Loan Mortgage
	Corporation 30-Yr. Gold
3,500,000	6.500%, 7/1/2040[c]	3,836,329
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
29,000,000	6.000%, 7/1/2040[c]	31,451,399
43,950,000	5.500%, 8/1/2040[c]	47,026,500

	Total Mortgage-Backed Securities	82,314,228

Technology (1.3%)
	Affiliated Computer Services, Inc.
3,100,000	5.200%, 6/1/2015	3,243,635
	CA, Inc.
3,075,000	5.375%, 12/1/2019	3,259,934
	Flextronics International, Ltd.
1,890,000	6.250%, 11/15/2014	1,875,825
	Iron Mountain, Inc.
1,200,000	8.000%, 6/15/2020[g]	1,218,000
	JDA Software Group, Inc.
310,000	8.000%, 12/15/2014[h]	311,550
	Oracle Corporation
1,900,000	6.125%, 7/8/2039	2,222,187
	Seagate Technology HDD
	Holdings
1,870,000	6.800%, 10/1/2016	1,813,900
	Xerox Corporation
1,250,000	4.250%, 2/15/2015	1,294,120
950,000	5.625%, 12/15/2019	1,010,915

	Total Technology	16,250,066

Transportation (2.3%)
	American Airlines Pass Through Trust
1,886,914	10.375%, 7/2/2019	2,094,475
	Continental Airlines, Inc.
1,125,000	7.250%, 11/10/2019	1,198,125
2,111,924	5.983%, 4/19/2022	2,071,798
	CSX Corporation
1,293,000	7.900%, 5/1/2017	1,585,126
1,807,000	6.220%, 4/30/2040[h]	1,993,426
	Delta Air Lines, Inc.
1,250,000	9.500%, 9/15/2014[h]	1,312,500
3,393,454	7.750%, 12/17/2019	3,664,930
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[h]	3,486,277
	FedEx Corporation
3,176,963	6.845%, 1/15/2019	3,332,065
1,121,019	6.720%, 1/15/2022	1,231,404
	Kansas City Southern de Mexico SA de CV
1,260,000	7.375%, 6/1/2014	1,282,050
	Navios Maritime Holdings, Inc.
1,510,000	8.875%, 11/1/2017[h]	1,521,325
	United Air Lines, Inc.
2,728,667	10.400%, 11/1/2016[g]	2,933,317

	Total Transportation	27,706,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.7%)	Value
U.S. Government and Agencies (3.7%)
	U.S. Treasury Notes
$3,100,000	2.625%, 6/30/2014	$3,240,712
4,400,000	2.500%, 4/30/2015[g]	4,556,407
3,300,000	3.250%, 5/31/2016	3,505,220
4,400,000	2.750%, 5/31/2017	4,492,814
4,500,000	3.125%, 5/15/2019	4,593,865
5,000,000	3.500%, 5/15/2020	5,232,800
	U.S. Treasury Notes, TIPS
2,698,625	2.500%, 7/15/2016	3,003,062
3,225,767	1.625%, 1/15/2018	3,400,158
7,248,887	1.875%, 7/15/2019	7,771,032
5,846,922	1.375%, 1/15/2020	5,987,155

	Total U.S. Government and Agencies	45,783,225

U.S. Municipals (0.6%)
	California General Obligation Bonds (Build America Bonds)
3,250,000	7.950%, 3/1/2036	3,413,768
	Illinois General Obligation Bonds (Build America Bonds)
3,765,000	6.630%, 2/1/2035	3,543,053

	Total U.S. Municipals	6,956,821

Utilities (6.0%)
	Abu Dhabi National Energy Company
1,600,000	6.250%, 9/16/2019[h]	1,630,835
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,923,938
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,684,177
	Commonwealth Edison Company
3,500,000	7.500%, 7/1/2013	3,969,371
1,500,000	6.150%, 9/15/2017	1,721,631
	Consolidated Natural Gas Company
1,550,000	5.000%, 12/1/2014	1,677,255
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	2,626,813
	El Paso Corporation
2,170,000	8.250%, 2/15/2016	2,273,075
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,116,972
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,390,314
	Illinois Power Company
3,200,000	6.125%, 11/15/2017	3,596,384
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[h]	3,272,337
4,000,000	6.050%, 1/31/2018[h]	4,419,920
	MidAmerican Energy Holdings Company
3,350,000	6.500%, 9/15/2037	3,848,637
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,230,766
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,080,941
	NRG Energy, Inc.
2,250,000	7.375%, 2/1/2016	2,238,750
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,735,427
	Ohio Power Company
2,200,000	5.375%, 10/1/2021	2,347,536
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,856,743
	Petrobras International Finance Company
2,050,000	5.750%, 1/20/2020	2,064,448
	Power Receivables Finance, LLC
1,324,773	6.290%, 1/1/2012[d]	1,350,924
	Progress Energy, Inc.
1,075,000	7.000%, 10/30/2031	1,266,203
	PSEG Power, LLC
4,800,000	5.000%, 4/1/2014	5,128,805
	Southern Star Central Corporation
1,600,000	6.750%, 3/1/2016	1,548,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	2,896,077
	Union Electric Company
2,900,000	6.400%, 6/15/2017	3,289,400
	Williams Partners, LP
2,500,000	5.250%, 3/15/2020[h]	2,556,418

	Total Utilities	73,742,097

	Total Long-Term Fixed Income (cost $1,139,902,979)	1,169,608,192

Shares	Mutual Funds (1.4%)
Fixed Income Mutual Funds (1.4%)
3,779,609	Thrivent High Yield Fund	17,159,427

	Total Fixed Income Mutual Funds	17,159,427

	Total Mutual Funds (cost $13,300,000)	17,159,427

	Preferred Stock (0.5%)
Financials (0.5%)
52,000	Citigroup Capital XII, 8.500%	1,299,480
22,000	Citigroup, Inc., Convertible, 7.500%	2,486,000
359,990	Federal National Mortgage Association, 8.250%[j]	122,397
167	GMAC, Inc., 7.000%[h]	129,806
81,250	HSBC Holdings plc, 8.000%[j]	2,043,437

	Total Financials	6,081,120

	Total Preferred Stock (cost $12,551,986)	6,081,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Common Stock (0.1%)	Value
Financials (0.1%)
17,331	CIT Group, Inc.[j]	$586,828

	Total Financials	586,828

	Total Common Stock (cost $554,987)	586,828

	Collateral Held for Securities Loaned (1.7%)
20,182,545	Thrivent Financial Securities Lending Trust	20,182,545

	Total Collateral Held for Securities Loaned (cost $20,182,545)	20,182,545

Principal Amount	Short-Term Investments (7.7%)[k]
	Barclays Bank plc Repurchase Agreement
19,590,000	0.010%, 7/1/2010[l]	19,590,000
	Federal Home Loan Bank Discount Notes
14,000,000	0.070%, 7/9/2010	13,999,782
36,000,000	0.080%, 7/14/2010	35,998,960
	Federal Home Loan Mortgage Corporation Discount Notes
1,100,000	0.175%, 7/7/2010[m]	1,099,968
4,000,000	0.089%, 7/8/2010[m]	3,999,928
9,000,000	0.090%, 7/21/2010	8,999,550
5,000,000	0.085%, 7/23/2010	4,999,740
	Federal National Mortgage Association Discount Notes
1,090,000	0.180%, 7/7/2010[m]	1,089,968
3,460,000	0.080%, 7/15/2010	3,459,893
1,385,000	0.070%, 7/21/2010	1,384,946

	Total Short-Term Investments (at amortized cost)	94,622,735

	Total Investments (cost $1,295,814,067) 108.3%	$1,322,793,215

	Other Assets and Liabilities, Net (8.3%)	(101,853,792)

	Total Net Assets 100.0%	$1,220,939,423

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded as discussed in item 2(T) of the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	1,844,782
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	4,750,000
Power Receivables Finance, LLC	9/30/2003	1,324,384
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,520,240
Wachovia Bank Commercial Mortgage Trust	4/25/2007	7,500,475

e	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
f	All or a portion of the security is insured or guaranteed.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $209,371,058 or 17.1% of total net assets.
i	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
l	Repurchase agreement dated June 30, 2010, $19,590,005 maturing July 1, 2010, collateralized by $19,981,838 U.S. Treasury Notes, 6.000% due February 15, 2026.
m	At June 30, 2010, $1,899,947 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
	€-	Euro.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$69,994,745
Gross unrealized depreciation	(43,015,597)

Net unrealized appreciation (depreciation)	$26,979,148

Cost for federal income tax purposes	$1,295,814,067

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Income Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,555,818	—	3,555,818	—
Communications Services	2,495,787	—	2,495,787	—
Consumer Cyclical	2,420,115	—	2,420,115	—
Consumer Non-Cyclical	2,875,336	—	2,875,336	—
Financials	340,113	—	340,113	—
Technology	1,097,812	—	1,097,812	—
Utilities	1,767,387	—	1,767,387	—
Long-Term Fixed Income
Asset-Backed Securities	19,339,751	—	19,339,751	—
Basic Materials	62,093,196	—	62,093,196	—
Capital Goods	27,086,629	—	27,086,629	—
Collateralized Mortgage Obligations	24,109,826	—	24,109,826	—
Commercial Mortgage-Backed Securities	68,607,754	—	68,607,754	—
Communications Services	134,644,023	—	134,014,023	630,000
Consumer Cyclical	70,473,026	—	66,726,476	3,746,550
Consumer Non-Cyclical	65,827,284	—	64,281,763	1,545,521
Energy	91,265,558	—	91,265,558	—
Financials	328,497,723	—	325,516,793	2,980,930
Foreign Government	24,910,167	—	24,910,167	—
Mortgage-Backed Securities	82,314,228	—	82,314,228	—
Technology	16,250,066	—	16,250,066	—
Transportation	27,706,818	—	15,744,173	11,962,645
U.S. Government and Agencies	45,783,225	—	45,783,225	—
U.S. Municipals	6,956,821	—	6,956,821	—
Utilities	73,742,097	—	73,742,097	—
Mutual Funds
Fixed Income Mutual Funds	17,159,427	17,159,427	—	—
Preferred Stock
Financials	6,081,120	5,951,314	129,806	—
Common Stock
Financials	586,828	586,828	—	—
Collateral Held for Securities Loaned	20,182,545	20,182,545	—	—
Short-Term Investments	94,622,735	—	94,622,735	—

Total	$1,322,793,215	$43,880,114	$1,258,047,455	$20,865,646

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,180,587	2,180,587	—	—
Foreign Currency Forward Contracts	550	—	550	—
Credit Default Swaps	55,999	—	55,999	—

Total Asset Derivatives	$2,237,136	$2,180,587	$56,549	$—

Liability Derivatives
Futures Contracts	2,881,799	2,881,799	—	—
Credit Default Swaps	86,911	—	86,911	—

Total Liability Derivatives	$2,968,710	$2,881,799	$86,911	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	12,067,475	—	(99,531)	182,525	(12,150,469)	—	—	—
Commercial Mortgage- Backed Securities	10,300,000	—	565,625	(300,000)	(10,565,625)	—	—	—
Communications Services	—	—	—	—	630,000	—	—	630,000
Consumer Cyclical	—	—	—	—	3,746,550	—	—	3,746,550
Consumer Non-Cyclical	—	—	—	—	1,545,521	—	—	1,545,521
Financials	2,507,069	—	—	524,885	(51,024)	—	—	2,980,930
Transportation	14,309,188	(8,759)	148,387	276,658	(2,762,829)	—	—	11,962,645

Total	$39,183,732	($8,759)	$614,481	$684,068	($19,607,876)	$—	$—	$20,865,646

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	September 2010	$68,621,742	$68,930,861	$309,119
5-Yr. U.S. Treasury Bond Futures	(595)	September 2010	(69,650,670)	(70,419,178)	(768,508)
10-Yr. U.S. Treasury Bond Futures	(1,475)	September 2010	(178,643,357)	(180,756,648)	(2,113,291)
20-Yr. U.S. Treasury Bond Futures	695	September 2010	86,741,032	88,612,500	1,871,468
Total Futures Contracts					($701,212)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
EURO	275,677	7/1/2010	$336,546	$337,096	$550
Total Foreign Currency
Forward Contracts Purchases			$336,546	$337,096	$550
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$550

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 14, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Sell	6/20/2015	$31,300,000	$205,765	($292,676)	($86,911)
iTraxx, Series 13, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2015	€25,000,000	(344,587)	400,586	55,999
Total Credit Default Swaps					$107,910	($30,912)

1	As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,180,587
Total Interest Rate Contracts		2,180,587
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	550
Total Foreign Exchange Contracts		550
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	55,999
Total Credit Contracts		55,999

Total Asset Derivatives		$2,237,136

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,881,799
Total Interest Rate Contracts		2,881,799
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	86,911
Total Credit Contracts		86,911

Total Liability Derivatives		$2,968,710

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	14,833
Total Equity Contracts		14,833
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,599,656)
Total Interest Rate Contracts		(3,599,656)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(136,036)
Total Credit Contracts		(136,036)

Total		($3,720,859)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,021,940)
Total Interest Rate Contracts		(2,021,940)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	550
Total Foreign Exchange Contracts		550
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(361,251)
Total Credit Contracts		(361,251)

Total		($2,382,641)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$768,195	0.1%	N/A	N/A	N/A	N/A
Interest Rate Contracts	378,797,109	29.9	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$1,862	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$16,931,643	1.3%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
High Yield Fund	$17,310,611	$—	$—	3,779,609	$17,159,427	$725,305
Thrivent Financial
Securities Lending Trust	7,956,950	134,327,092	122,101,497	20,182,545	20,182,545	10,474
Total Value and Income Earned	25,267,561				37,341,972	735,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (107.5%)	Value
Asset-Backed Securities (3.6%)
	Countrywide Asset-Backed Certificates
$ 566,062	6.085%, 6/25/2021[a]	$197,609
793,584	5.549%, 8/25/2021[a]	629,684
	Credit Based Asset Servicing and Securitization, LLC
470,040	5.501%, 12/25/2036	336,809
	First Horizon ABS Trust
1,558,252	0.477%, 7/26/2010[a,b]	1,114,516
1,324,252	0.507%, 7/26/2010[a,b]	672,560
	GMAC Mortgage Corporation Loan Trust
1,584,951	0.527%, 7/26/2010[a,b]	716,110
1,903,388	0.527%, 7/26/2010[a,b]	1,021,577
	Green Tree Financial Corporation
27,695	6.330%, 11/1/2029	27,933
	IndyMac Seconds Asset-Backed Trust
590,976	0.517%, 7/26/2010[a,b]	119,660
	Wachovia Asset Securitization, Inc.
1,615,312	0.487%, 7/26/2010[a,b,c]	1,072,567

	Total Asset-Backed Securities	5,909,025

Basic Materials (0.7%)
	Corporacion Nacional del Cobre de Chile
300,000	6.375%, 11/30/2012[d]	329,924
	Dow Chemical Company
27,000	7.375%, 11/1/2029	29,892
	Potash Corporation of Saskatchewan, Inc.
300,000	7.750%, 5/31/2011	317,411
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	536,640

	Total Basic Materials	1,213,867

Capital Goods (1.2%)
	General Electric Company
600,000	5.000%, 2/1/2013	643,413
	John Deere Capital Corporation
350,000	7.000%, 3/15/2012	384,331
	Republic Services, Inc.
500,000	5.250%, 11/15/2021[d]	526,075
	United Technologies Corporation
275,000	6.050%, 6/1/2036	313,642

	Total Capital Goods	1,867,461

Collateralized Mortgage Obligations (1.3%)
	Bear Stearns Mortgage Funding Trust
345,992	0.487%, 7/26/2010[b]	69,670
	Merrill Lynch Mortgage Investors, Inc.
1,194,680	3.256%, 6/25/2035	1,054,181
	Thornburg Mortgage Securities Trust
1,057,952	0.457%, 7/26/2010[b]	1,018,129

	Total Collateralized Mortgage Obligations	2,141,980

Commercial Mortgage-Backed Securities (8.1%)
	Banc of America Commercial Mortgage, Inc.
645,000	5.658%, 6/10/2049	623,276
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.500%, 7/15/2010[b,c]	2,212,500
	Commercial Mortgage Pass- Through Certificates
26,220	0.450%, 7/15/2010[b,d]	26,189
2,500,000	0.480%, 7/15/2010[b,c]	2,153,720
500,000	5.306%, 12/10/2046	487,743
	Credit Suisse Mortgage Capital Certificates
2,500,000	0.520%, 7/15/2010[b,d]	2,094,838
235,000	5.467%, 9/15/2039	230,952
	General Electric Commercial Mortgage Corporation
800,000	4.641%, 3/10/2040	823,941
	Greenwich Capital Commercial Funding Corporation
250,000	5.867%, 12/10/2049	198,495
	GS Mortgage Securities Corporation II
2,000,000	0.481%, 7/6/2010[b,d]	1,916,936
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,300,000	5.336%, 5/15/2047	1,284,850
	LB-UBS Commercial Mortgage Trust
700,000	4.786%, 10/15/2029	710,969
363,703	4.553%, 7/15/2030	363,905

	Total Commercial Mortgage- Backed Securities	13,128,314

Communications Services (2.0%)
	America Movil SA de CV
350,000	5.000%, 3/30/2020[d]	361,611
	AT&T, Inc.
275,000	5.875%, 2/1/2012	294,163
300,000	6.400%, 5/15/2038	329,833
	BellSouth Corporation
27,000	6.875%, 10/15/2031	30,756
	CBS Corporation
350,000	7.875%, 9/1/2023	410,824
	Cox Communications, Inc.
135,000	6.450%, 12/1/2036[d]	148,923
	NBC Universal, Inc.
250,000	5.150%, 4/30/2020[d]	260,747
	News America, Inc.
275,000	6.400%, 12/15/2035	299,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (107.5%)	Value
Communications Services (2.0%) - continued
	Telecom Italia Capital SA
$800,000	5.250%, 10/1/2015	$807,399
	Time Warner Cable, Inc.
300,000	7.300%, 7/1/2038	348,301
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	33,646

	Total Communications Services	3,325,496

Consumer Cyclical (1.1%)
	AOL Time Warner, Inc.
27,000	7.625%, 4/15/2031	32,480
	Daimler Finance NA, LLC
27,000	8.500%, 1/18/2031	34,491
	Target Corporation
27,000	7.000%, 7/15/2031	32,892
	Toyota Motor Credit Corporation
325,000	4.500%, 6/17/2020	333,698
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	699,250
	Walt Disney Company
500,000	5.625%, 9/15/2016	582,431

	Total Consumer Cyclical	1,715,242

Consumer Non-Cyclical (1.7%)
	AmerisourceBergen Corporation
500,000	4.875%, 11/15/2019	518,032
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	266,731
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	357,041
	Kellogg Company
600,000	4.250%, 3/6/2013	643,057
27,000	7.450%, 4/1/2031	35,644
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	29,643
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	352,040
	Wyeth
550,000	6.000%, 2/15/2036	617,746

	Total Consumer Non-Cyclical	2,819,934

Energy (1.1%)
	Anadarko Finance Company
27,000	7.500%, 5/1/2031	22,707
	Conoco, Inc.
27,000	6.950%, 4/15/2029	33,136
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	34,293
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	483,918
	Petro-Canada
300,000	6.800%, 5/15/2038	344,197
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	522,956
	XTO Energy, Inc.
275,000	6.375%, 6/15/2038	$340,263

	Total Energy	1,781,470

Financials (8.9%)
	African Development Bank
250,000	6.875%, 10/15/2015	297,797
	AIG SunAmerica Global Financing VI
500,000	6.300%, 5/10/2011[d]	505,000
	AXA SA
27,000	8.600%, 12/15/2030	30,496
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	251,443
	Bank of America Corporation
500,000	6.500%, 8/1/2016	541,111
	Bank One Corporation
900,000	5.900%, 11/15/2011	945,789
	Barclays Bank plc
500,000	2.500%, 1/23/2013	497,976
300,000	5.000%, 9/22/2016	307,724
	BNP Paribas SA
1,100,000	5.186%, 6/29/2015[d]	902,000
	Chubb Corporation
600,000	6.500%, 5/15/2038	683,099
	CIGNA Corporation
450,000	6.350%, 3/15/2018	502,835
	Citigroup, Inc.
500,000	6.000%, 12/13/2013	524,557
250,000	4.700%, 5/29/2015	247,964
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	465,787
	Goldman Sachs Group, Inc.
950,000	6.600%, 1/15/2012	1,004,761
	Health Care REIT, Inc.
450,000	6.125%, 4/15/2020	465,500
	Household Finance Corporation
650,000	6.375%, 11/27/2012	701,960
	HSBC Finance Corporation
350,000	5.000%, 6/30/2015	365,189
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	323,304
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	784,125
	Lloyds TSB Bank plc
350,000	5.800%, 1/13/2020[d]	330,363
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	197,870
	Merrill Lynch & Company, Inc.
475,000	5.000%, 2/3/2014	491,541
	MetLife, Inc.
200,000	5.000%, 6/15/2015	213,775
	Morgan Stanley Dean Witter & Company
850,000	6.750%, 4/15/2011	879,421
	Preferred Term Securities XXIII, Ltd.
1,182,909	0.737%, 9/22/2010[b,c]	638,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (107.5%)	Value
Financials (8.9%) - continued
	ProLogis
$ 200,000	6.875%, 3/15/2020	$189,034
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	255,542
	Rabobank Nederland NV
350,000	4.750%, 1/15/2020[d]	359,362
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	524,018
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[e]	2,500

	Total Financials	14,430,614

Foreign Government (1.8%)
	Hydro-Quebec
27,000	8.400%, 1/15/2022	37,630
	Italy Government International Bond
600,000	6.000%, 2/22/2011	615,673
200,000	4.375%, 6/15/2013	205,875
700,000	5.375%, 6/12/2017	732,631
	Nova Scotia Government Notes
250,000	7.250%, 7/27/2013	285,241
	Quebec Government Notes
400,000	4.875%, 5/5/2014	441,135
400,000	7.500%, 7/15/2023	540,900

	Total Foreign Government	2,859,085

Mortgage-Backed Securities (33.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,468	6.500%, 10/1/2012	2,682
2,445	6.500%, 1/1/2013	2,656
1,733	6.000%, 9/1/2013	1,882
5,960	5.500%, 3/1/2014	6,444
13,315	6.000%, 4/1/2014	14,455
5,249	7.000%, 10/1/2014	5,665
8,156	6.500%, 3/1/2016	8,862
17,993	6.000%, 6/1/2016	19,567
20,731	6.000%, 9/1/2016	22,544
209,799	7.000%, 6/1/2017	228,230
326,127	5.500%, 12/1/2017	354,026
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,599	6.500%, 4/1/2024	5,090
5,711	7.000%, 5/1/2024	6,447
1,273	7.500%, 8/1/2025	1,451
14,860	8.500%, 11/1/2025	17,337
1,893	8.000%, 1/1/2026	2,180
2,436	7.000%, 4/1/2027	2,764
3,193	7.500%, 7/1/2027	3,643
4,682	7.000%, 8/1/2027	5,312
3,181	7.500%, 10/1/2027	3,632
3,835	7.000%, 5/1/2028	4,354
19,725	6.000%, 8/1/2028	21,773
7,936	6.500%, 2/1/2029	8,833
17,059	6.000%, 3/1/2029	18,830
10,398	7.000%, 7/1/2029	11,813
12,376	7.500%, 10/1/2029	14,167
5,199	7.500%, 11/1/2029	5,951
6,972	6.500%, 5/1/2031	7,760
41,176	6.000%, 6/1/2031	45,450
10,288	7.000%, 6/1/2031	11,702
9,418	7.000%, 6/1/2031	10,712
33,460	6.000%, 7/1/2031	36,934
10,516	7.000%, 9/1/2031	11,961
27,594	6.500%, 10/1/2031	30,713
178,442	6.000%, 1/1/2032	196,966
34,676	6.000%, 1/1/2032	38,276
18,180	7.000%, 5/1/2032	20,516
208,683	6.500%, 7/1/2032	232,141
159,318	6.500%, 10/1/2032	177,226
271,382	6.000%, 11/1/2032	298,791
7,000,000	5.000%, 7/1/2040[f]	7,403,592
7,250,000	6.000%, 7/1/2040[f]	7,868,512
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
505	6.000%, 4/1/2011	545
208	7.500%, 7/1/2011	216
1,087	8.000%, 7/1/2012	1,160
1,915	6.500%, 12/1/2012	2,082
4,535	6.500%, 6/1/2013	4,930
9,817	6.000%, 12/1/2013	10,664
5,000,000	5.000%, 7/1/2025[f]	5,334,375
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
5,117	10.500%, 8/1/2020	5,871
4,450	8.000%, 12/1/2024	5,128
4,672	7.000%, 10/1/2025	5,280
20,358	6.500%, 11/1/2025	22,522
806	8.500%, 12/1/2025	935
4,026	7.500%, 1/1/2026	4,572
6,266	6.500%, 5/1/2026	6,930
3,120	8.000%, 9/1/2026	3,609
5,044	7.500%, 2/1/2027	5,733
3,623	7.000%, 3/1/2027	4,098
10,021	6.500%, 8/1/2027	11,081
1,241	7.500%, 11/1/2027	1,411
6,367	9.000%, 11/1/2027	7,427
4,095	7.000%, 1/1/2028	4,636
50,705	7.500%, 2/1/2028	57,679
6,200	6.000%, 5/1/2028	6,868
2,874	6.500%, 9/1/2028	3,209
11,045	7.000%, 10/1/2028	12,514
32,165	7.500%, 11/1/2028	36,558
9,317	6.500%, 2/1/2029	10,402
31,817	6.000%, 3/1/2029	35,244
14,963	7.000%, 3/1/2029	16,963
36,643	6.500%, 4/1/2029	40,911
4,137	6.500%, 8/1/2029	4,619
9,778	7.500%, 8/1/2029	11,139
14,886	7.000%, 10/1/2029	16,876
9,816	7.500%, 12/1/2029	11,181
5,561	8.000%, 4/1/2030	6,441
3,210	7.500%, 12/1/2030	3,660
69,664	6.000%, 5/1/2031	76,907
134,467	6.500%, 4/1/2032	150,128
109,059	6.500%, 5/1/2032	121,761
68,375	7.000%, 5/1/2032	77,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (107.5%)	Value
Mortgage-Backed Securities (33.1%) - continued
$ 456,907	6.500%, 7/1/2032	$510,123
206,359	6.500%, 8/1/2032	230,393
27,300,000	5.500%, 8/1/2040[f]	29,211,000
	Government National Mortgage Association 15-Yr. Pass Through
11,473	7.000%, 9/15/2013	12,247
	Government National Mortgage Association 30-Yr. Pass Through
5,222	7.500%, 3/15/2023	5,929
2,114	7.000%, 1/15/2024	2,388
2,552	9.000%, 9/15/2024	2,968
6,248	8.000%, 6/15/2025	7,217
1,886	8.000%, 9/15/2026	2,181
8,064	7.500%, 10/15/2027	9,167
7,221	7.000%, 11/15/2027	8,196
3,691	7.000%, 1/15/2028	4,193
9,173	6.500%, 7/15/2028	10,309
6,801	7.000%, 8/15/2028	7,725
49,152	7.500%, 11/15/2028	55,930
9,375	6.500%, 12/15/2028	10,535
32,674	6.500%, 3/15/2029	36,637
3,100	6.500%, 4/15/2029	3,476
6,817	8.000%, 10/15/2030	7,915
12,772	7.500%, 1/15/2031	14,587
5,517	7.000%, 4/15/2031	6,268
21,174	6.500%, 6/15/2031	23,716
19,807	7.000%, 9/15/2031	22,502
212,864	6.500%, 1/15/2032	237,217
32,600	6.500%, 4/15/2032	36,330

	Total Mortgage-Backed Securities	53,814,570

Transportation (0.4%)
	Union Pacific Corporation
500,000	7.000%, 2/1/2016	592,047

	Total Transportation	592,047

U.S. Government and Agencies (40.7%)
	Federal Home Loan Banks
2,500,000	0.875%, 8/22/2012	2,502,463
1,000,000	3.625%, 5/29/2013	1,071,051
850,000	4.500%, 9/16/2013	934,663
1,000,000	3.625%, 10/18/2013	1,071,140
3,750,000	5.000%, 11/17/2017	4,279,267
	Federal Home Loan Mortgage Corporation
1,000,000	5.125%, 7/15/2012	1,090,340
500,000	3.750%, 6/28/2013	539,227
1,700,000	5.125%, 11/17/2017	1,958,575
350,000	6.750%, 3/15/2031	463,280
	Federal National Mortgage Association
1,000,000	5.000%, 4/15/2015	1,134,558
500,000	5.960%, 9/11/2028	592,747
100,000	6.250%, 5/15/2029	123,730
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	276,086
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	282,269
350,000	5.250%, 9/15/2039	386,922
	U.S. Treasury Bonds
3,500,000	5.250%, 11/15/2028	4,212,579
325,000	4.250%, 5/15/2039	343,637
1,200,000	4.625%, 2/15/2040	1,348,874
	U.S. Treasury Notes
2,500,000	4.500%, 11/30/2011	2,643,360
500,000	4.375%, 8/15/2012	540,039
4,000,000	1.125%, 6/15/2013	4,015,920
2,750,000	2.000%, 11/30/2013	2,823,046
1,500,000	1.875%, 4/30/2014	1,527,070
3,000,000	2.250%, 5/31/2014	3,095,391
2,500,000	4.250%, 8/15/2014	2,778,710
2,000,000	2.500%, 3/31/2015	2,072,500
4,000,000	2.625%, 2/29/2016	4,115,312
5,250,000	3.250%, 5/31/2016	5,576,487
1,500,000	2.750%, 11/30/2016	1,537,851
2,000,000	3.250%, 3/31/2017	2,107,500
8,750,000	3.625%, 8/15/2019	9,252,443
1,000,000	3.375%, 11/15/2019	1,035,703
500,000	3.500%, 2/15/2039	464,453

	Total U.S. Government and Agencies	66,197,193

U.S. Municipals (0.2%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
350,000	5.720%, 12/1/2038	379,768

	Total U.S. Municipals	379,768

Utilities (1.6%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	444,874
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	299,456
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	28,469
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	34,810
	Oncor Electric Delivery Company
475,000	6.375%, 1/15/2015	538,165
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	282,090
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	471,145
	Southern California Edison Company
225,000	5.000%, 1/15/2014	246,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (107.5%)	Value
Utilities (1.6%) - continued
	Xcel Energy, Inc.
$275,000	6.500%, 7/1/2036	$317,242

	Total Utilities	2,662,546

	Total Long-Term Fixed Income (cost $176,206,090)	174,838,612

	Short-Term Investments (22.9%)[g]
	Federal Home Loan Bank Discount Notes
13,000,000	0.090%, 7/7/2010	12,999,805
	Federal Home Loan Mortgage Corporation Discount Notes
22,180,000	0.080%, 7/8/2010	22,179,655
2,000,000	0.060%, 7/19/2010	1,999,940

	Total Short-Term Investments (at amortized cost)	37,179,400

	Total Investments (cost $213,385,490) 130.4%	$212,018,012

	Other Assets and Liabilities, Net (30.4%)	(49,459,578)

	Total Net Assets 100.0%	$162,558,434

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,500,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,182,909
Wachovia Asset Securitization, Inc.	3/16/2007	1,615,312

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $7,761,968 or 4.8% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT - Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$6,346,877
Gross unrealized depreciation	(7,714,355)

Net unrealized appreciation (depreciation)	$(1,367,478)

Cost for federal income tax purposes	$213,385,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Bond Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	5,909,025	—	4,836,458	1,072,567
Basic Materials	1,213,867	—	1,213,867	—
Capital Goods	1,867,461	—	1,867,461	—
Collateralized Mortgage Obligations	2,141,980	—	2,141,980	—
Commercial Mortgage-Backed Securities	13,128,314	—	13,128,314	—
Communications Services	3,325,496	—	3,325,496	—
Consumer Cyclical	1,715,242	—	1,715,242	—
Consumer Non-Cyclical	2,819,934	—	2,819,934	—
Energy	1,781,470	—	1,781,470	—
Financials	14,430,614	—	13,791,843	638,771
Foreign Government	2,859,085	—	2,859,085	—
Mortgage-Backed Securities	53,814,570	—	53,814,570	—
Transportation	592,047	—	592,047	—
U.S. Government and Agencies	66,197,193	—	66,197,193	—
U.S. Municipals	379,768	—	379,768	—
Utilities	2,662,546	—	2,662,546	—
Short-Term Investments	37,179,400	—	37,179,400	—

Total	$212,018,012	$—	$210,306,674	$1,711,338

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	838,603	—	—	324,031	(90,067)	—	—	1,072,567
Financials	537,229	—	—	112,476	(10,934)	—	—	638,771

Total	$1,375,832	$—	$—	$436,507	($101,001)	$—	$—	$1,711,338

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
Thrivent Financial Securities Lending Trust	$6,634,075	$4,578,275	$11,212,350	—	$—	$701
Total Value and Income Earned	6,634,075				—	701

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Asset-Backed Securities (16.8%)
	Americredit Automobile Receivables Trust
$ 329,382	5.490%, 7/6/2012[a]	$330,000
	Bank of America Auto Trust
8,500,000	2.670%, 7/15/2013[b]	8,649,744
6,500,000	1.390%, 3/15/2014[b]	6,529,516
	BMW Vehicle Lease Trust
4,000,000	2.910%, 3/15/2012	4,050,628
	Cabela’s Master Credit Card Trust
7,500,000	4.310%, 12/16/2013[b]	7,605,855
	Capital Auto Receivables Asset Trust
175,140	4.980%, 5/15/2011	175,454
	Carmax Auto Owner Trust
4,500,000	4.120%, 3/15/2013	4,621,590
	Carrington Mortgage Loan Trust
1,400,000	0.497%, 7/26/2010[c]	645,681
	Chase Funding Issuance Trust
7,000,000	2.400%, 6/17/2013	7,099,162
	Chrysler Financial Auto Securitization
6,750,000	2.820%, 1/15/2016	6,884,116
	Chrysler Financial Lease Trust
3,500,000	1.780%, 6/15/2011[b]	3,512,071
	CIT Equipment
4,500,000	3.070%, 8/15/2016[b]	4,548,100
	CNH Equipment Trust
3,350,000	7.210%, 12/16/2013	3,679,680
	Countrywide Asset-Backed Certificates
3,396,374	6.085%, 6/25/2021[a]	1,185,654
1,587,168	5.549%, 8/25/2021[a]	1,259,369
	Credit Based Asset Servicing and Securitization, LLC
2,256,191	5.501%, 12/25/2036	1,616,682
	Discover Card Master Trust
9,500,000	5.100%, 10/15/2013	9,815,001
	First Financial Bank USA
2,500,000	4.750%, 10/15/2015[b]	2,502,223
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
974,490	0.477%, 7/26/2010[a,c]	720,128
	Ford Credit Auto Owner Trust
6,500,000	3.960%, 5/15/2013	6,663,293
	GE Capital Credit Card Master Note Trust
7,800,000	2.540%, 9/15/2014	7,892,321
7,000,000	3.690%, 7/15/2015	7,275,051
	GMAC Mortgage Corporation Loan Trust
4,441,239	0.527%, 7/26/2010[a,c]	2,383,679
1,901,941	0.527%, 7/26/2010[a,c]	859,331
3,029,600	5.750%, 10/25/2036[a]	1,716,275
	Goldman Sachs Alternative Mortgage Products Trust
5,025,000	0.427%, 7/26/2010[c]	4,553,218
	GSAMP Trust
4,041,807	0.527%, 7/26/2010[c]	3,196,645
	Harley-Davidson Motorcycle Trust
3,500,000	3.190%, 11/15/2013	3,573,965
	Honda Auto Receivables Owner Trust
5,500,000	4.430%, 7/15/2015	5,817,823
	Household Home Equity Loan Trust
4,219,240	5.320%, 3/20/2036	4,203,131
	John Deere Owner Trust
3,500,000	3.960%, 5/16/2016	3,678,427
	Merna Reinsurance, Ltd.
7,500,000	2.040%, 7/7/2010[b,c]	7,498,500
	Merrill Auto Trust Securitization
5,892,606	5.500%, 3/15/2012	6,001,731
	Mortgage Equity Conversion Asset Trust
6,296,568	0.820%, 7/25/2010[c,d]	6,110,819
6,404,414	0.910%, 7/25/2010[c,d]	6,198,192
	Nissan Auto Receivables Owner Trust
6,500,000	4.280%, 6/16/2014	6,730,679
6,000,000	4.740%, 8/17/2015	6,447,150
	Renaissance Home Equity Loan Trust
4,047,641	5.608%, 5/25/2036	3,187,639
1,250,000	5.285%, 1/25/2037	1,076,109
	Residential Funding Mortgage Securities
243,213	4.470%, 7/25/2018[a]	236,633
	USAA Auto Owner Trust
7,000,000	4.500%, 10/15/2013	7,263,473
5,500,000	4.770%, 9/15/2014	5,885,792
	Volkswagen Auto Lease Trust
6,500,000	3.410%, 4/16/2012	6,633,257
	Volkswagen Auto Loan Enhanced Trust
2,500,000	1.310%, 1/20/2014	2,511,100
	Wachovia Asset Securitization, Inc.
2,019,140	0.487%, 7/26/2010[a,c,d]	1,340,709
	World Omni Auto Receivables Trust
4,500,000	1.340%, 12/16/2013	4,518,401
2,000,000	5.120%, 5/15/2014	2,151,408

	Total Asset-Backed Securities	201,035,405

Basic Materials (0.8%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,941,143
	Dow Chemical Company
4,300,000	4.850%, 8/15/2012	4,535,876
	Rio Tinto Finance USA, Ltd.
2,000,000	9.000%, 5/1/2019	2,624,538

	Total Basic Materials	10,101,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Capital Goods (2.1%)
	Caterpillar Financial Services Corporation
$ 4,500,000	2.000%, 4/5/2013	$4,552,164
	Hutchinson Whampoa Finance, Ltd.
3,300,000	4.625%, 9/11/2015[b]	3,443,339
	John Deere Capital Corporation
2,500,000	1.875%, 6/17/2013	2,513,550
	L-3 Communications Corporation
4,000,000	5.875%, 1/15/2015	3,950,000
	Lockheed Martin Corporation
2,750,000	4.121%, 3/14/2013	2,944,637
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,906,018
	Tyco International Finance SA
1,500,000	4.125%, 10/15/2014	1,592,250
	Waste Management, Inc.
2,350,000	6.375%, 3/11/2015	2,694,921

	Total Capital Goods	24,596,879

Collateralized Mortgage Obligations (4.4%)
	American Home Mortgage Assets Trust
3,857,939	1.333%, 7/1/2010[c]	1,769,857
	Banc of America Mortgage Securities, Inc.
1,866,127	4.787%, 9/25/2035	1,579,057
	Bear Stearns Adjustable Rate Mortgage Trust
2,269,258	4.625%, 8/25/2010[c]	1,998,481
	Chase Mortgage Finance Corporation
1,476,347	5.398%, 1/25/2036	388,084
	Countrywide Alternative Loan Trust
2,259,118	5.500%, 2/25/2036	1,688,101
2,454,360	6.000%, 1/25/2037	1,637,038
	Countrywide Home Loans, Inc.
3,057,214	5.243%, 3/20/2036	1,863,268
3,028,645	5.639%, 9/20/2036	1,801,150
	Deutsche Alt-A Securities, Inc.
4,939,381	1.191%, 7/1/2010[c]	2,730,045
	GSR Mortgage Loan Trust
5,472,456	0.537%, 7/26/2010[c]	4,413,684
	HomeBanc Mortgage Trust
2,166,197	5.958%, 4/25/2037	1,403,485
	Impac CMB Trust
1,238,286	0.607%, 7/26/2010[c]	900,331
878,948	0.667%, 7/26/2010[c]	615,443
	J.P. Morgan Alternative Loan Trust
4,816,177	5.765%, 3/25/2036	3,103,082
	J.P. Morgan Mortgage Trust
3,208,989	5.738%, 6/25/2036	3,067,765
1,259,266	5.933%, 10/25/2036	1,104,172
	Merrill Lynch Mortgage Investors, Inc.
2,628,296	3.256%, 6/25/2035	2,319,198
	Residential Accredit Loans, Inc.
2,027,372	5.576%, 9/25/2035	1,327,308
	Thornburg Mortgage Securities Trust
1,481,132	0.457%, 7/26/2010[c]	1,425,381
	Wachovia Mortgage Loan Trust, LLC
2,482,256	5.531%, 5/20/2036	1,870,437
	WaMu Mortgage Pass Through Certificates
4,409,952	1.153%, 7/1/2010[c]	2,318,779
4,098,110	1.233%, 7/1/2010[c]	2,416,500
4,287,684	1.293%, 7/1/2010[c]	2,583,210
	Washington Mutual Mortgage Pass-Through Certificates
5,971,881	1.163%, 7/1/2010[c]	2,459,131
3,949,354	1.333%, 7/1/2010[c]	1,610,697
1,448,319	0.637%, 7/25/2010[c]	1,126,019
	Wells Fargo Mortgage Backed Securities Trust
691,321	4.896%, 3/25/2036	612,660
1,913,833	5.051%, 3/25/2036	1,714,869

	Total Collateralized Mortgage Obligations	51,847,232

Commercial Mortgage-Backed Securities (6.7%)
	Banc of America Commercial Mortgage, Inc.
9,746	4.037%, 11/10/2039	9,743
	Banc of America Large Loan Trust
3,171,296	0.460%, 7/15/2010[b,c]	2,958,544
	Bear Stearns Commercial Mortgage Securities, Inc.
4,000,000	0.500%, 7/15/2010[c,d]	3,540,000
6,165,432	5.422%, 9/11/2042	6,376,845
2,000,000	5.331%, 2/11/2044	1,959,536
	Chase Commercial Mortgage Securities Corporation
978,477	7.928%, 7/15/2032	977,027
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	2,913,762
	Commercial Mortgage Pass- Through Certificates
31,464	0.450%, 7/15/2010[b,c]	31,426
4,000,000	0.530%, 7/15/2010[c,d]	3,382,296
1,500,000	5.306%, 12/10/2046	1,463,229
	Credit Suisse First Boston Mortgage Securities Corporation
262,037	3.382%, 5/15/2038	261,859
	Credit Suisse Mortgage Capital Certificates
4,000,000	5.467%, 9/15/2039	3,931,096
	Government National Mortgage Association
10,943,463	3.214%, 1/16/2040	11,269,699
6,483,152	2.870%, 3/16/2051	6,637,308

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Commercial Mortgage-Backed Securities (6.7%) - continued
	GS Mortgage Securities Corporation II
$5,500,000	5.396%, 8/10/2038	$5,801,526
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,000,000	5.336%, 5/15/2047	2,965,038
	LB-UBS Commercial Mortgage Trust
431,777	4.207%, 11/15/2027	432,297
1,602,568	4.567%, 6/15/2029	1,618,797
337,165	4.187%, 8/15/2029	337,280
	Morgan Stanley Capital I, Inc.
7,000,000	4.970%, 4/14/2040	7,135,702
	TIAA Seasoned Commercial Mortgage Trust
4,750,000	5.790%, 8/15/2039	4,995,594
	Wachovia Bank Commercial Mortgage Trust
4,203,283	3.894%, 11/15/2035	4,205,473
2,500,000	5.765%, 7/15/2045	2,621,242
2,800,000	5.308%, 11/15/2048	2,899,070
	WaMu Commercial Mortgage Securities Trust
1,354,900	3.830%, 1/25/2035[b]	1,368,132

	Total Commercial Mortgage- Backed Securities	80,092,521

Communications Services (4.1%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,955,102
	British Telecom plc
2,000,000	9.125%, 6/15/2010	2,068,448
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,145,295
	Crown Castle Towers, LLC
3,250,000	4.523%, 1/15/2015[b]	3,391,030
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
4,000,000	7.625%, 5/15/2016	4,345,000
	Discovery Communications, LLC
2,500,000	3.700%, 6/1/2015	2,563,110
	NBC Universal, Inc.
3,500,000	3.650%, 4/30/2015[b]	3,579,100
	Qwest Corporation
5,000,000	8.875%, 3/15/2012	5,362,500
	Rogers Communications, Inc.
2,620,000	7.875%, 5/1/2012	2,913,010
	SBA Tower Trust
4,500,000	4.254%, 4/15/2015[b]	4,718,619
	Telecom Italia Capital SA
1,400,000	6.200%, 7/18/2011	1,450,736
	Telefonica SA
4,000,000	4.949%, 1/15/2015	4,190,228
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,563,620
3,350,000	7.500%, 4/1/2014	3,892,352
	Verizon Communications, Inc.
1,350,000	4.350%, 2/15/2013	1,443,092

	Total Communications Services	48,581,242

Consumer Cyclical (1.6%)
	American Honda Finance Corporation
4,500,000	2.375%, 3/18/2013[b]	4,562,582
	Ford Motor Credit Company, LLC
2,750,000	7.000%, 4/15/2015	2,720,217
	Nissan Motor Acceptance Corporation
2,000,000	4.500%, 1/30/2015[b]	2,063,644
	Toyota Motor Credit Corporation
4,500,000	3.200%, 6/17/2015	4,592,979
	Wal-Mart Stores, Inc.
4,000,000	2.250%, 7/8/2015[f,g]	3,987,800
1,000,000	3.625%, 7/8/2020[f,g]	999,080

	Total Consumer Cyclical	18,926,302

Consumer Non-Cyclical (3.9%)
	Altria Group, Inc.
6,000,000	8.500%, 11/10/2013	7,004,082
	Amgen, Inc., Convertible
4,500,000	0.125%, 2/1/2011	4,449,375
	Anheuser-Busch InBev Worldwide, Inc.
4,000,000	3.000%, 10/15/2012	4,106,192
3,500,000	5.375%, 11/15/2014[b]	3,826,617
	Cargill, Inc.
2,000,000	5.200%, 1/22/2013[b]	2,153,842
	Dr. Pepper Snapple Group, Inc.
2,000,000	2.350%, 12/21/2012	2,023,146
	Genzyme Corporation
4,000,000	3.625%, 6/15/2015[b]	4,046,024
	Kraft Foods, Inc.
2,500,000	4.125%, 2/9/2016	2,638,688
	Kroger Company
2,000,000	5.000%, 4/15/2013	2,140,692
	Life Technologies Corporation
3,250,000	3.375%, 3/1/2013	3,322,059
1,250,000	4.400%, 3/1/2015	1,292,970
	Teva Pharmaceutical Finance Company
4,500,000	3.000%, 6/15/2015	4,588,168
	Wm. Wrigley, Jr. Company
4,500,000	1.912%, 9/28/2010[b,c]	4,499,131

	Total Consumer Non-Cyclical	46,090,986

Energy (1.8%)
	Cenovus Energy, Inc.
2,000,000	4.500%, 9/15/2014[b]	2,136,378
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,170,658
	Marathon Oil Canada Corporation
1,350,000	8.375%, 5/1/2012	1,499,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Energy (1.8%) - continued
	Nabors Industries, Inc., Convertible
$ 4,000,000	0.940%, 5/15/2011	$3,920,000
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	800,766
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
3,300,000	4.500%, 9/30/2012[b]	3,427,199
1,250,000	5.832%, 9/30/2016[b]	1,344,375
	Valero Energy Corporation
2,000,000	4.500%, 2/1/2015	2,055,104
650,000	6.125%, 2/1/2020	667,937
	Williams Partners, LP
3,000,000	3.800%, 2/15/2015[b]	3,019,476
	Woodside Finance, Ltd.
1,000,000	8.125%, 3/1/2014[b]	1,138,998

	Total Energy	22,180,352

Financials (26.7%)
	Abbey National Treasury Services plc
3,000,000	3.875%, 11/10/2014[b]	2,962,110
	Achmea Hypotheekbank NV
10,000,000	3.200%, 11/3/2014[b]	10,331,570
	Allstate Corporation
1,300,000	6.200%, 5/16/2014	1,474,656
	AMB Property, LP
2,000,000	6.125%, 12/1/2016	2,138,158
	ANZ National International, Ltd.
4,000,000	2.375%, 12/21/2012[b]	4,051,576
	Avalon Bay Communities, Inc.
2,000,000	5.700%, 3/15/2017	2,159,198
	Banco Santander Chile
4,000,000	2.875%, 11/13/2012[b]	3,968,784
	Bank of America Corporation
3,250,000	4.500%, 4/1/2015	3,284,843
3,000,000	6.500%, 8/1/2016	3,246,666
	Bank of Nova Scotia
4,500,000	2.375%, 12/17/2013	4,583,362
	Bank of Tokyo - Mitsubishi UFJ, Ltd.
4,500,000	2.600%, 1/22/2013[b]	4,573,589
	Barclays Bank plc
1,800,000	2.500%, 1/23/2013	1,792,712
	Barclays Bank plc, Convertible
4,500,000	1.000%, 6/25/2017[h]	4,460,850
	BB&T Corporation
3,350,000	5.700%, 4/30/2014	3,678,843
	Bear Stearns Companies, Inc.
2,500,000	6.400%, 10/2/2017	2,776,862
	Berkshire Hathaway Finance Corporation
3,250,000	0.423%, 7/13/2010[c]	3,250,533
4,500,000	5.000%, 8/15/2013	4,941,473
	BlackRock, Inc.
2,000,000	3.500%, 12/10/2014	2,074,208
	Canadian Imperial Bank of Commerce
6,500,000	2.000%, 2/4/2013[b]	6,572,287
	Capital One Bank USA NA
1,000,000	8.800%, 7/15/2019	1,248,411
	CDP Financial, Inc.
6,000,000	3.000%, 11/25/2014[b]	6,055,284
	CIE Financement Foncier
7,500,000	2.125%, 4/22/2013[b]	7,572,607
	Citigroup, Inc.
3,400,000	5.300%, 10/17/2012	3,523,461
2,000,000	5.500%, 4/11/2013	2,079,006
4,600,000	6.000%, 12/13/2013	4,825,920
	CME Group Index Services, LLC
3,000,000	4.400%, 3/15/2018[b]	3,057,051
	CME Group, Inc.
2,700,000	5.400%, 8/1/2013	2,978,481
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,143,226
	Commonwealth Bank of Australia
3,000,000	2.750%, 10/15/2012[b]	3,058,419
6,700,000	2.500%, 12/10/2012[b]	6,875,192
	Corestates Capital Trust I
700,000	8.000%, 12/15/2026[b]	727,052
	Credit Suisse Securities USA, LLC, Convertible
5,500,000	1.000%, 4/28/2017[h]	5,184,300
	Dexia Credit Local SA
9,500,000	2.750%, 4/29/2014[b]	9,572,580
	Duke Realty, LP
2,000,000	7.375%, 2/15/2015	2,218,386
	Fifth Third Bancorp
1,325,000	6.250%, 5/1/2013	1,441,560
	Fifth Third Bank
4,165,000	0.546%, 8/17/2010[c]	3,910,885
	GATX Corporation
2,000,000	4.750%, 10/1/2012	2,105,472
2,000,000	4.750%, 5/15/2015	2,085,374
	Goldman Sachs Group, Inc., Convertible
5,000,000	1.000%, 1/31/2015[h]	4,363,388
	Health Care REIT, Inc.
750,000	6.125%, 4/15/2020	775,834
	International Lease Finance Corporation
1,100,000	8.625%, 9/15/2015[b]	1,042,250
	Irish Life & Permanent plc
9,500,000	3.600%, 1/14/2013[b]	9,412,305
	J.P. Morgan Chase & Company
5,000,000	3.400%, 6/24/2015	5,011,345
	Lehman Brothers Holdings E- Capital Trust I
3,500,000	1.240%, 8/19/2065[i,j]	350
	Lincoln National Corporation
1,200,000	5.650%, 8/27/2012	1,269,239
1,350,000	4.750%, 2/15/2014	1,392,896
650,000	8.750%, 7/1/2019	796,632
	Lloyds TSB Bank plc
5,500,000	4.375%, 1/12/2015[b]	5,299,025
	MassMutual Global Funding II
2,000,000	3.625%, 7/16/2012[b]	2,088,120
	Merrill Lynch & Company, Inc.
2,000,000	6.150%, 4/25/2013	2,138,280
	Metropolitan Life Global Funding
2,680,000	5.125%, 4/10/2013[b]	2,898,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (26.7%) - continued
	Morgan Stanley
$3,000,000	4.750%, 4/1/2014	$3,005,148
2,000,000	4.200%, 11/20/2014	1,974,876
	National Australia Bank, Ltd.
5,500,000	2.500%, 1/8/2013[b]	5,555,033
	Nationwide Building Society
4,000,000	4.650%, 2/25/2015[b]	4,084,220
	New York Life Global Funding
3,000,000	2.250%, 12/14/2012[b]	3,058,014
3,000,000	3.000%, 5/4/2015[b]	3,023,346
	Nordea Bank AB
6,000,000	2.500%, 11/13/2012[b]	6,065,634
	PNC Funding Corporation
3,000,000	3.000%, 5/19/2014	3,028,755
	ProLogis
2,700,000	7.625%, 8/15/2014	2,865,459
2,000,000	6.250%, 3/15/2017	1,904,726
	Prudential Financial, Inc.
1,675,000	3.625%, 9/17/2012	1,725,203
2,000,000	4.750%, 9/17/2015	2,064,858
	Rabobank Nederland NV
4,600,000	4.200%, 5/13/2014[b]	4,884,018
	Regions Financial Corporation
2,000,000	5.750%, 6/15/2015	1,987,348
	Reinsurance Group of America, Inc.
2,500,000	6.450%, 11/15/2019	2,671,925
	Royal Bank of Canada
6,500,000	3.125%, 4/14/2015[b]	6,742,404
	Royal Bank of Scotland Group plc
10,000,000	2.625%, 5/11/2012[b]	10,227,870
	Royal Bank of Scotland plc
4,000,000	4.875%, 8/25/2014[b]	4,011,648
	Simon Property Group, LP
3,700,000	6.750%, 5/15/2014	4,158,504
	SLM Corporation
3,000,000	5.125%, 8/27/2012	2,955,342
1,500,000	8.000%, 3/25/2020	1,317,279
	Standard Chartered plc
2,000,000	3.850%, 4/27/2015[b]	2,017,852
	State Street Capital Trust III
2,000,000	8.250%, 3/15/2011	2,002,800
	Svenske Exportkredit AB
5,000,000	3.250%, 9/16/2014	5,187,160
	Swedbank AB
5,000,000	2.800%, 2/10/2012[b]	5,128,260
	TD Ameritrade Holding Corporation
4,000,000	2.950%, 12/1/2012	4,077,548
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,062,000
	U.S. Central Federal Credit Union
6,500,000	1.900%, 10/19/2012	6,634,088
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	2,147,550
	Vestjysk Bank A/S
9,500,000	1.089%, 9/17/2010[b,c]	9,486,367
	Wachovia Capital Trust III
700,000	5.800%, 3/15/2011	556,500
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
3,350,000	5.750%, 9/2/2015[b]	3,621,293
	Wells Fargo & Company
4,000,000	4.950%, 10/16/2013	4,254,320
2,500,000	3.625%, 4/15/2015[i]	2,554,432
	Westpac Banking Corporation
5,000,000	2.250%, 11/19/2012	5,042,510
	Westpac Securities New Zealand, Ltd.
4,600,000	3.450%, 7/28/2014[b]	4,804,847

	Total Financials	319,362,358

Foreign Government (4.4%)
	British Columbia Government Notes
9,500,000	2.850%, 6/15/2015	9,812,369
	Corporacion Andina de Fomento
5,000,000	5.750%, 1/12/2017	5,442,840
	Export-Import Bank of Korea
1,650,000	5.875%, 1/14/2015	1,787,805
	Kommunalbanken AS
7,500,000	2.750%, 5/5/2015[b]	7,634,385
	Korea Development Bank/ Republic of Korea
4,000,000	4.375%, 8/10/2015	4,078,560
	Korea Expressway Corporation
3,000,000	4.500%, 3/23/2015[b]	3,070,824
	Kreditanstalt fuer Wiederaufbau
10,000,000	1.250%, 6/15/2012	10,015,100
	Qatar Government International Bond
4,000,000	4.000%, 1/20/2015[b]	4,110,000
	Russia Government International Bond
6,500,000	3.625%, 4/29/2015[b]	6,288,750

	Total Foreign Government	52,240,633

Mortgage-Backed Securities (3.4%)
	Federal Home Loan Mortgage Corporation 30-Yr. Gold
4,000,000	6.500%, 7/1/2040[f]	4,384,376
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,718,838	6.500%, 9/1/2037	6,279,461
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,500,000	5.000%, 7/1/2025[f]	5,867,812
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
5,974,364	5.970%, 9/1/2037	6,461,550
4,597,433	5.806%, 10/1/2037	4,947,128
12,000,000	6.000%, 7/1/2040[f]	13,014,372

	Total Mortgage-Backed Securities	40,954,699

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Technology (0.4%)
	Affiliated Computer Services, Inc.
$2,000,000	5.200%, 6/1/2015	$2,092,668
	Xerox Corporation
2,000,000	8.250%, 5/15/2014	2,344,292

	Total Technology	4,436,960

Transportation (2.0%)
	American Airlines Pass Through Trust
1,126,452	6.978%, 10/1/2012	1,134,901
	Continental Airlines, Inc.
4,000,000	7.250%, 11/10/2019	4,260,000
	CSX Corporation
2,500,000	6.250%, 4/1/2015	2,875,158
	Delta Air Lines, Inc.
2,500,000	7.920%, 11/18/2010	2,525,000
1,967,220	7.750%, 12/17/2019	2,124,597
	Erac USA Finance Company
4,500,000	2.750%, 7/1/2013[b]	4,513,833
	Northwest Airlines, Inc.
2,400,000	6.841%, 4/1/2011	2,436,000
	United Air Lines, Inc.
1,949,048	10.400%, 11/1/2016	2,095,226
2,000,000	9.750%, 1/15/2017	2,135,000

	Total Transportation	24,099,715

U.S. Government and Agencies (15.8%)
	FDIC Structured Sale Guaranteed Notes
8,000,000	Zero Coupon, 1/7/2013[b]	7,758,160
	Federal Farm Credit Bank
10,000,000	1.375%, 6/25/2013	10,056,040
	Federal Home Loan Banks
9,700,000	1.000%, 3/15/2011[k]	9,700,650
10,000,000	2.000%, 7/27/2012	10,010,240
15,500,000	0.875%, 8/22/2012	15,515,268
	Federal National Mortgage Association
5,500,000	2.000%, 4/15/2013	5,555,302
	U.S. Treasury Notes
13,000,000	1.125%, 6/15/2013	13,051,740
16,500,000	1.500%, 12/31/2013	16,639,227
9,000,000	1.750%, 1/31/2014	9,144,846
20,300,000	1.875%, 4/30/2014	20,666,354
18,000,000	2.375%, 9/30/2014	18,592,038
12,500,000	2.375%, 2/28/2015	12,882,875
4,000,000	2.500%, 3/31/2015	4,145,000
	U.S. Treasury Notes, TIPS
10,956,417	2.500%, 7/15/2016	12,192,433
10,311,797	1.875%, 7/15/2019	11,054,566
11,088,990	1.375%, 1/15/2020	11,354,948

	Total U.S. Government and Agencies	188,319,687

U.S. Municipals (0.1%)
	Houston, Texas Combined Utility System Revenue Refunding Bonds
1,350,000	5.000%, 5/15/2011[k]	1,397,439

	Total U.S. Municipals	1,397,439

Utilities (1.3%)
	Abu Dhabi National Energy Company
$4,000,000	4.750%, 9/15/2014[b]	4,035,284
	Commonwealth Edison Company
3,300,000	6.150%, 3/15/2012	3,556,961
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013	2,929,896
	Oncor Electric Delivery Company
2,700,000	5.950%, 9/1/2013	2,973,024
	Power Receivables Finance, LLC
209,175	6.290%, 1/1/2012[d]	213,304
	Virginia Electric & Power Company
1,360,000	5.100%, 11/30/2012	1,475,945

	Total Utilities	15,184,414

	Total Long-Term Fixed Income (cost $1,157,012,139)	1,149,448,381

Shares	Mutual Funds (1.6%)
Fixed Income Mutual Funds (1.6%)
4,208,125	Thrivent High Yield Fund	19,104,889

	Total Fixed Income Mutual Funds	19,104,889

	Total Mutual Funds (cost $15,500,000)	19,104,889

	Preferred Stock (0.3%)
Financials (0.3%)
18,750	Citigroup, Inc., Convertible,
	7.500%	2,118,750
148,505	Federal National Mortgage
	Association, 8.250%[l]	50,492
66,000	HSBC Holdings plc, 8.000%[l]	1,659,900

	Total Financials	3,829,142

	Total Preferred Stock (cost $6,754,280)	3,829,142

Contracts	Options Purchased (0.1%)
	Call on 10-Yr. U.S. Treasury Bond Futures
700	$122.50, expires 8/27/2010	$973,441

	Total Options Purchased (cost $964,600)	973,441

Shares	Collateral Held for Securities Loaned (0.2%)
2,652,250	Thrivent Financial Securities Lending Trust	2,652,250

	Total Collateral Held for Securities Loaned (cost $2,652,250)	2,652,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (3.4%)[m]	Value
	Barclays Bank plc Repurchase Agreement
15,260,000	0.010%, 7/1/2010[n]	$15,260,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.090%, 7/7/2010	4,999,925
18,000,000	0.070%, 7/9/2010	17,999,720
	Federal National Mortgage Association Discount Notes
2,260,000	0.180%, 7/7/2010[o]	2,259,933
	Total Short-Term Investments (at amortized cost)	40,519,578

	Total Investments (cost $1,223,402,847) 101.9%	$1,216,527,681

	Other Assets and Liabilities, Net (1.9%)	(22,986,297)

	Total Net Assets 100.0%	$1,193,541,384

a	All or a portion of the security is insured or guaranteed.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $292,794,918 or 24.5% of total net assets.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$4,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	4,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	214,738
Mortgage Equity Conversion Asset Trust	2/14/2007	6,296,568
Mortgage Equity Conversion Asset Trust	1/18/2007	6,404,414
Power Receivables Finance, LLC	9/30/2003	209,113
Wachovia Asset Securitization, Inc.	3/16/2007	2,019,140

e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
h	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
i	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
j	In bankruptcy. Interest is not being accrued.
k	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
n	Repurchase agreement dated June 30, 2010, $15,260,004 maturing July 1, 2010, collateralized by $15,565,279 U.S. Treasury Notes, 6.000% due February 15, 2026.
o	At June 30, 2010, $1,799,947 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$37,324,982
Gross unrealized depreciation	(44,200,148)

Net unrealized appreciation (depreciation)	$(6,875,166)

Cost for federal income tax purposes	$1,223,402,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	201,035,405	—	179,887,185	21,148,220
Basic Materials	10,101,557	—	10,101,557	—
Capital Goods	24,596,879	—	24,596,879	—
Collateralized Mortgage Obligations	51,847,232	—	51,847,232	—
Commercial Mortgage-Backed Securities	80,092,521	—	80,092,521	—
Communications Services	48,581,242	—	48,581,242	—
Consumer Cyclical	18,926,302	—	13,939,422	4,986,880
Consumer Non-Cyclical	46,090,986	—	46,090,986	—
Energy	22,180,352	—	22,180,352	—
Financials	319,362,358	—	309,717,208	9,645,150
Foreign Government	52,240,633	—	52,240,633	—
Mortgage-Backed Securities	40,954,699	11,408,678	29,546,021	—
Technology	4,436,960	—	4,436,960	—
Transportation	24,099,715	—	7,388,991	16,710,724
U.S. Government and Agencies	188,319,687	—	180,561,527	7,758,160
U.S. Municipals	1,397,439	—	1,397,439	—
Utilities	15,184,414	—	15,184,414	—
Mutual Funds
Fixed Income Mutual Funds	19,104,889	19,104,889	—	—
Preferred Stock
Financials	3,829,142	3,829,142	—	—
Options Purchased	973,441	973,441	—	—
Collateral Held for Securities Loaned	2,652,250	2,652,250	—	—
Short-Term Investments	40,519,578	—	40,519,578	—

Total	$1,216,527,681	$37,968,400	$1,118,310,147	$60,249,134

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	13,464	13,464	—	—
Credit Default Swaps	382,567	—	382,567	—

Total Asset Derivatives	$396,031	$13,464	$382,567	$—

Liability Derivatives
Futures Contracts	3,143,668	3,143,668	—	—

Total Liability Derivatives	$3,143,668	$3,143,668	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income Asset-Backed Securities	20,538,327	—	—	981,255	(371,362)	—	—	21,148,220
Commercial Mortgage- Backed Securities	6,695,000	—	367,656	(195,000)	(6,867,656)	—	—	—
Consumer Cyclical	—	—	—	—	4,986,880	—	—	4,986,880
Financials	—	—	—	(354,850)	10,000,000	—	—	9,645,150
Transportation	14,177,257	(28,203)	3,246	545,961	2,012,463	—	—	16,710,724
U.S. Government and Agencies	—	17,314	—	82,190	7,658,656	—	—	7,758,160

Total	$44,410,584	($10,889)	$370,902	$1,059,556	$17,418,981	$—	$—	$60,249,134

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(55)	September 2010	($11,991,551)	($12,035,547)	($43,996)
5-Yr. U.S. Treasury Bond Futures	(1,865)	September 2010	(218,301,309)	(220,725,660)	(2,424,351)
10-Yr. U.S. Treasury Bond Futures	(425)	September 2010	(51,407,103)	(52,082,424)	(675,321)
20-Yr. U.S. Treasury Bond Futures	5	September 2010	624,036	637,500	13,464
Total Futures Contracts					($3,130,204)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 14, 5 Year, at 1.00%; Bank of America	Buy	12/20/2015	$23,500,000	($65,090)	$219,740	$154,650
CDX IG, Series 14, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	35,250,000	(101,694)	329,611	227,917
Total Credit Default Swaps					$549,351	$382,567

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	13,464
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	973,441
Total Interest Rate Contracts		986,905
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	382,567
Total Credit Contracts		382,567

Total Asset Derivatives		$1,369,472

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,143,668
Total Interest Rate Contracts		3,143,668

Total Liability Derivatives		$3,143,668

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	1,083,389
Futures	Net realized gains/(losses) on Futures contracts	(7,227,840)
Total Interest Rate Contracts		(6,144,451)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(88,482)
Total Credit Contracts		(88,482)

Total		($6,232,933)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(7,349,746)
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	123,864
Total Interest Rate Contracts		(7,225,882)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	382,567
Total Credit Contracts		382,567

Total		($6,843,315)

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$258,808,436	22.4%	N/A	N/A	716
Credit Contracts	N/A	N/A	$49,756,939	4.3%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at June 30, 2010	Value June 30, 2010	Income Earned January 1, 2010 - June 30, 2010
High Yield Fund	$19,273,214	$—	$—	4,208,125	$19,104,889	$807,537
Thrivent Financial Securities Lending Trust	813,270	150,184,521	148,345,541	2,652,250	2,652,250	8,294
Total Value and Income Earned	20,086,484				21,757,139	815,831

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Asset-Backed Securities (10.1%)
	Carrington Mortgage Loan Trust
$200,000	0.497%, 7/26/2010[a]	$92,240
	Countrywide Asset-Backed Certificates
195,000	5.859%, 10/25/2046	103,643
	Credit Based Asset Servicing and Securitization, LLC
150,413	5.501%, 12/25/2036	107,779
	First Horizon ABS Trust
623,300	0.477%, 7/26/2010[a,b]	445,806
1,059,402	0.507%, 7/26/2010[a,b]	538,048
	GMAC Mortgage Corporation Loan Trust
1,267,961	0.527%, 7/26/2010[a,b]	572,888
	Goldman Sachs Alternative Mortgage Products Trust
500,000	0.427%, 7/26/2010[a]	453,057
	Popular ABS Mortgage Pass- Through Trust
100,000	5.297%, 11/25/2035	85,724
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	147,948
200,000	5.285%, 1/25/2037	172,177
	Residential Funding Mortgage Securities
60,803	4.470%, 7/25/2018[b]	59,158
	Wachovia Asset Securitization, Inc.
807,656	0.487%, 7/26/2010[a,b,c]	536,284

	Total Asset-Backed Securities	3,314,752

Collateralized Mortgage Obligations (16.7%)
	Banc of America Mortgage Securities, Inc.
533,179	4.787%, 9/25/2035	451,159
	Citimortgage Alternative Loan Trust
256,653	5.750%, 4/25/2037	199,552
	Countrywide Alternative Loan Trust
229,294	5.500%, 10/25/2035	207,928
225,912	5.500%, 2/25/2036	168,810
196,349	6.000%, 1/25/2037	130,963
	Credit Suisse First Boston Mortgage Securities Corporation
33,286	1.087%, 7/26/2010[a]	29,808
	GSAA Home Equity Trust
122,638	4.316%, 11/25/2034	117,728
	GSR Mortgage Loan Trust
94,154	0.537%, 7/26/2010[a]	75,938
	Impac CMB Trust
412,762	0.607%, 7/26/2010[a]	300,111
73,329	0.667%, 7/26/2010[a]	51,345
	J.P. Morgan Alternative Loan Trust
104,808	0.417%, 7/25/2010[a]	100,662
	J.P. Morgan Mortgage Trust
205,932	6.500%, 1/25/2035	197,359
171,030	5.933%, 10/25/2036	149,966
	MASTR Alternative Loans Trust
281,823	6.500%, 5/25/2034	295,595
	Merrill Lynch Mortgage Investors, Inc.
752,648	3.256%, 6/25/2035	664,134
	MLCC Mortgage Investors, Inc.
214,156	0.677%, 7/25/2010[a]	193,575
	Residential Accredit Loans, Inc.
212,871	5.500%, 12/25/2034	208,756
228,079	5.576%, 9/25/2035	149,322
	WaMu Mortgage Pass Through Certificates
245,109	6.020%, 10/25/2036	217,256
158,296	5.820%, 8/25/2046	129,776
	Wells Fargo Mortgage Backed Securities Trust
124,766	5.000%, 3/25/2021	122,091
497,751	4.896%, 3/25/2036	441,115
241,653	4.759%, 4/25/2036	230,483
311,113	5.500%, 4/25/2036	272,731
449,738	6.000%, 7/25/2037	390,499

	Total Collateralized Mortgage Obligations	5,496,662

Commercial Mortgage-Backed Securities (9.1%)
	Citigroup/Deutsche Bank Commercial Mortgage Pass- Through Certificates
295,000	5.617%, 10/15/2048	302,140
	Commercial Mortgage Pass- Through Certificates
20,976	0.450%, 7/15/2010[a,d]	20,951
250,000	5.306%, 12/10/2046	243,872
	Greenwich Capital Commercial Funding Corporation
225,000	5.867%, 12/10/2049	178,645
	LB-UBS Commercial Mortgage Trust
484,937	4.553%, 7/15/2030	485,207
	Morgan Stanley Capital I, Inc.
250,000	4.970%, 4/14/2040	254,847
	TIAA Seasoned Commercial Mortgage Trust
125,000	5.790%, 8/15/2039	131,463
	Wachovia Bank Commercial Mortgage Trust
1,250,000	0.470%, 7/15/2010[a,c]	1,024,586
320,000	5.308%, 11/15/2048	331,322

	Total Commercial Mortgage- Backed Securities	2,973,033

Mortgage-Backed Securities (63.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	5.000%, 7/1/2040[e]	1,057,656
4,700,000	6.000%, 7/1/2040[e]	5,100,966

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Mortgage-Backed Securities (63.7%) - continued
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
$1,128,778	6.000%, 8/1/2024	$1,246,136
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
800,000	4.500%, 7/1/2040[e,f]	829,125
2,300,000	6.500%, 7/1/2040[e]	2,518,859
9,500,000	5.500%, 8/1/2040[e]	10,165,000

	Total Mortgage-Backed Securities	20,917,742

U.S. Government and Agencies (4.5%)
	Federal Home Loan Banks
300,000	1.000%, 3/15/2011[g]	300,020
	U.S. Treasury Notes
100,000	4.875%, 4/30/2011[h]	103,750
	U.S. Treasury Notes, TIPS
350,821	2.500%, 7/15/2016	390,398
306,291	1.875%, 7/15/2019	328,354
327,629	1.375%, 1/15/2020	335,487

	Total U.S. Government and Agencies	1,458,009

	Total Long-Term Fixed Income (cost $35,628,205)	34,160,198

	Short-Term Investments (55.5%)[i]
	Federal Home Loan Bank Discount Notes
10,985,000	0.090%, 7/7/2010	10,984,835
6,100,000	0.070%, 7/9/2010	6,099,905
	U.S. Treasury Bills
1,145,000	0.020%, 7/8/2010	1,144,996

	Total Short-Term Investments (at amortized cost)	18,229,736

	Total Investments (cost $53,857,941) 159.6%	$52,389,934

	Other Assets and Liabilities, Net (59.6%)	(19,561,793)

	Total Net Assets 100.0%	$32,828,141

a	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of June 30, 2010.

Security	Acquisition Date	Amortized Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$807,656
Wachovia Bank Commercial Mortgage Trust	2/28/2007	1,250,118

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2010, the value of these investments was $20,951 or 0.1% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security was earmarked to cover written options.
g	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
h	At June 30, 2010, $103,750 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$878,205
Gross unrealized depreciation	(2,346,212)

Net unrealized appreciation (depreciation)	$(1,468,007)

Cost for federal income tax purposes	$53,857,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Mortgage Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,314,752	—	2,778,468	536,284
Collateralized Mortgage Obligations	5,496,662	—	5,496,662	—
Commercial Mortgage-Backed Securities	2,973,033	—	2,973,033	—
Mortgage-Backed Securities	20,917,742	—	20,917,742	—
U.S. Government and Agencies	1,458,009	—	1,458,009	—
Short-Term Investments	18,229,736	—	18,229,736	—

Total	$52,389,934	$—	$51,853,650	$536,284

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	8,501	8,501	—	—

Total Asset Derivatives	$8,501	$8,501	$—	$—

Liability Derivatives
Call Options Written	6,125	—	—	6,125

Total Liability Derivatives	$6,125	$—	$—	$6,125

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Mortgage Securities Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2010
Long-Term Fixed Income
U.S. Government and Agencies	419,301	—	—	162,017	(45,034)	—	—	536,284

Total	$419,301	$—	$—	$162,017	($45,034)	$—	$—	$536,284

Other Financial Instruments
Liability Derivatives
Call Options Written	—	—	—	6,125	—	—	—	6,125

Total	$—	$—	$—	$6,125	$—	$—	$—	$6,125

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	September 2010	$604,234	$612,735	$8,501
Total Futures Contracts					$8,501

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30-
Yr. Pass Through	1	$102.36	July 2010	($10,375)	($6,125)
Total Call Options Written				($10,375)	($6,125)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2010, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$8,501
Total Interest Rate Contracts		8,501

Total Asset Derivatives		$8,501

Liability Derivatives
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	6,125
Total Interest Rate Contracts		6,125

Total Liability Derivatives		$6,125

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2010, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(9,435)
Futures	Net realized gains/(losses) on Futures contracts	23,848
Total Interest Rate Contracts		14,413

Total		$14,413

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2010, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	22,654
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(6,125)
Total Interest Rate Contracts		16,529

Total		$16,529

The following table presents Mortgage Securities Portfolio’s average volume of derivative activity during the period ended June 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	<1
Interest Rate Contracts	$590,411	1.8%	6

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Principal Amount	Commercial Paper (62.4%)[a]	Value
Banking-Domestic (14.8%)
	Bank of America Corporation
$ 1,000,000	0.570%, 9/17/2010	$998,765
	Bank of America NA
400,000	0.540%, 9/10/2010	399,574
	Liberty Street Funding, LLC
2,100,000	0.480%, 9/15/2010[b]	2,097,872
	Rabobank USA Finance Corporation

2,000,000	0.480%, 9/15/2010[b]	1,997,973
2,100,000	0.480%, 9/24/2010[b]	2,097,620
	Societe Generale North America, Inc.
4,000,000	0.100%, 7/1/2010[b]	4,000,000
	Svenska Handelsbanken, Inc.
2,000,000	0.500%, 9/10/2010	1,998,028
	Toronto Dominion Holdings
3,000,000	0.220%, 7/6/2010[b]	2,999,908
2,100,000	0.450%, 9/2/2010[b]	2,098,346
	US Bank NA
3,000,000	0.250%, 7/2/2010	2,999,979
3,000,000	0.250%, 7/6/2010	2,999,896
2,000,000	0.530%, 11/30/2010	1,995,525
	Variable Funding Capital Company, LLC
2,100,000	0.560%, 9/14/2010[b]	2,097,550
2,100,000	0.500%, 9/17/2010[b]	2,097,725

	Total Banking-Domestic	30,878,761

Banking-Foreign (0.5%)
	Bank of Nova Scotia
1,000,000	0.500%, 8/23/2010	999,264

	Total Banking-Foreign	999,264

Consumer Cyclical (2.6%)
	Golden Funding Corporation
1,000,000	0.360%, 7/6/2010[b]	999,950
	Toyota Financial Services de Puerto Rico, Inc.
2,100,000	0.460%, 8/16/2010	2,098,766
	Wal-Mart Funding Corporation
2,300,000	0.360%, 7/9/2010[b]	2,299,816

	Total Consumer Cyclical	5,398,532

Consumer Non-Cyclical (1.0%)
	Nestle Finance International, Ltd.
2,000,000	0.450%, 8/31/2010[b]	1,998,475

	Total Consumer Non-Cyclical	1,998,475

Energy (0.5%)
	Total Capital Canada, Ltd.
1,000,000	0.280%, 7/16/2010[b]	999,883

	Total Energy	999,883

Finance (39.6%)
	Alaska Housing Finance Corporation
2,500,000	0.550%, 8/13/2010	2,498,358
2,100,000	0.590%, 8/31/2010	2,097,901
2,200,000	0.590%, 9/8/2010	2,197,512
2,100,000	0.590%, 9/9/2010	2,097,591
	Allianceberstein
4,000,000	0.170%, 7/1/2010	4,000,000
	Chariot Funding, LLC
1,000,000	0.530%, 9/21/2010[b]	998,793
	ENI Finance USA, Inc.
4,000,000	0.180%, 7/1/2010[b]	4,000,000
	Falcon Asset Securitization Corporation, LLC

5,500,000	0.090%, 7/1/2010[b]	5,500,000
2,100,000	0.320%, 7/22/2010[b]	2,099,608
2,130,000	0.500%, 10/18/2010[b]	2,126,775
	General Electric Capital Corporation

2,200,000	0.440%, 8/31/2010	2,198,360
2,100,000	0.460%, 9/7/2010	2,098,175
2,100,000	0.490%, 10/19/2010	2,096,856
	GOVCO, Inc.
1,000,000	0.500%, 8/27/2010[b]	999,208
	Jupiter Securitization Company, LLC
2,000,000	0.320%, 7/12/2010[b]	1,999,804
1,000,000	0.420%, 8/9/2010[b]	999,545
1,000,000	0.460%, 8/17/2010[b]	999,399
2,100,000	0.550%, 9/15/2010[b]	2,097,562
	Old Line Funding Corporation
2,100,000	0.480%, 9/14/2010[b]	2,097,900
2,100,000	0.480%, 9/16/2010[b]	2,097,844
2,100,000	0.480%, 9/22/2010[b]	2,097,676
	Ranger Funding Company
9,500,000	0.090%, 7/1/2010[b]	9,500,000
	Straight-A Funding, LLC
2,080,000	0.360%, 8/9/2010	2,079,189
2,000,000	0.400%, 8/11/2010	1,999,089
2,085,000	0.430%, 8/16/2010	2,083,854
1,500,000	0.420%, 8/25/2010	1,499,038
1,000,000	0.410%, 9/8/2010	999,214
2,500,000	0.400%, 9/16/2010	2,497,861
2,100,000	0.400%, 9/20/2010	2,098,110
2,100,000	0.390%, 9/21/2010	2,098,134
2,100,000	0.390%, 9/22/2010	2,098,112
2,000,000	0.390%, 9/23/2010	1,998,180
	Thunder Bay Funding, Inc.
2,000,000	0.230%, 7/6/2010[b]	1,999,936
2,000,000	0.400%, 8/11/2010[b]	1,999,089
2,100,000	0.480%, 9/15/2010[b]	2,097,872

	Total Finance	82,446,545

U.S. Government and Agencies (3.4%)
	Federal Home Loan Bank Discount Notes
2,100,000	0.190%, 7/28/2010	2,099,701
	Federal Home Loan Mortgage Corporation Discount Notes
900,000	0.210%, 7/23/2010	899,884
4,000,000	0.185%, 7/26/2010	3,999,486

	Total U.S. Government and Agencies	6,999,071

	Total Commercial Paper	129,720,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Shares	Other Mutual Funds (3.9%)	Value
15,000	AIM Investments Institutional Government and Agency Portfolio	$15,000
8,053,000	Barclays Prime Money Market Fund	8,053,000
150,000	DWS Money Market Series	150,000

	Total Other Mutual Funds	8,218,000

	Public Corporate (0.5%)
Finance (0.5%)
	General Electric Capital Corporation
1,000,000	4.875%, 10/21/2010	1,013,226

	Total Finance	1,013,226

	Total Public Corporate	1,013,226

Principal Amount	Variable Rate Notes (33.1%)[a]
Banking-Domestic (9.3%)
	Bank of America NA
1,800,000	0.566%, 9/13/2010[b,c]	1,800,407
6,360,000	0.718%, 9/23/2010[b,c]	6,367,977
	J.P. Morgan Chase & Company
6,380,000	0.421%, 7/1/2010[b,c]	6,380,000
	U.S. Central Federal Credit Union
4,750,000	0.304%, 7/19/2010[b,c]	4,750,000

	Total Banking-Domestic	19,298,384

Banking-Foreign (1.9%)
	Royal Bank of Canada
1,900,000	0.390%, 7/1/2010[c]	1,900,000
2,000,000	0.938%, 9/23/2010[c]	2,007,930

	Total Banking-Foreign	3,907,930

Finance (3.8%)
	General Electric Capital Corporation
2,000,000	0.645%, 8/20/2010[c]	2,000,541
5,850,000	0.617%, 9/13/2010[b,c]	5,855,992

	Total Finance	7,856,533

U.S. Government and Agencies (15.2%)
	Federal Home Loan Banks
2,000,000	0.261%, 7/27/2010[c]	2,000,000
1,000,000	0.268%, 7/29/2010[c]	999,966
	Federal Home Loan Mortgage Corporation
2,000,000	0.150%, 7/1/2010[c]	1,992,711
6,994,000	0.284%, 7/16/2010[c]	6,995,721
3,840,000	0.308%, 7/19/2010[c]	3,837,606
2,100,000	0.298%, 7/21/2010[c]	2,098,437
4,800,000	0.607%, 9/9/2010[c]	4,803,897
4,395,000	0.508%, 9/24/2010[c]	4,395,000
	Federal National Mortgage Association
2,200,000	0.308%, 7/19/2010[c]	2,198,912
	Overseas Private Investment Corporation
2,413,793	0.250%, 7/7/2010[b,c]	2,413,793

	Total U.S. Government and Agencies	31,736,043

U.S. Municipals (2.9%)
	Denver, Colorado City and County Airport Revenue Bonds
2,000,000	0.220%, 7/7/2010[b,c]	2,000,000
	Louisiana Housing Finance Agency Variable Rate Demand Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
2,000,000	0.300%, 7/1/2010[b,c]	2,000,000
	Oregon Health and Science University Variable Rate Demand Revenue Bonds
2,055,000	0.250%, 7/1/2010[b,c]	2,055,000

	Total U.S. Municipals	6,055,000

	Total Variable Rate Notes	68,853,890

	Total Investments (at amortized cost) 99.9%	$207,805,647

	Other Assets and Liabilities, Net 0.1%	112,449

	Total Net Assets 100.0%	$207,918,096

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.

Cost for federal income tax purposes	$207,805,647

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2010, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value, as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Commercial Paper
Banking-Domestic	30,878,761	—	30,878,761	—
Banking-Foreign	999,264	—	999,264	—
Consumer Cyclical	5,398,532	—	5,398,532	—
Consumer Non-Cyclical	1,998,475	—	1,998,475	—
Energy	999,883	—	999,883	—
Finance	82,446,545	—	82,446,545	—
U.S. Government and Agencies	6,999,071	—	6,999,071	—
Other Mutual Funds	8,218,000	8,218,000	—	—
Public Corporate
Finance	1,013,226	—	1,013,226	—
Variable Rate Notes
Banking-Domestic	19,298,384	—	19,298,384	—
Banking-Foreign	3,907,930	—	3,907,930	—
Finance	7,856,533	—	7,856,533	—
U.S. Government and Agencies	31,736,043	—	31,736,043	—
U.S. Municipals	6,055,000	—	6,055,000	—

Total	$207,805,647	$8,218,000	$199,587,647	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2010 (unaudited)	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$589,461,680	$2,429,593,328	$3,278,456,581	$1,343,984,927
Investments in securities at market value	156,744,520	509,904,173	655,977,436	310,556,702
Investments in affiliates at market value	324,964,620	1,543,563,098	2,248,291,025	941,645,650
Investments at Market Value	481,709,140	2,053,467,271	2,904,268,461	1,252,202,352
Cash	6,440	209,770	947	151,311
Dividends and interest receivable	421,104	1,680,395	2,326,267	1,066,261
Prepaid expenses	5,402	14,184	18,307	9,006
Receivable for investments sold	923,172	2,070,921	2,973,285	783,996
Receivable for fund shares sold	220,812	1,373,121	2,371,598	2,005,827
Receivable for variation margin	142,095	332,640	245,700	139,500
Total Assets	483,428,165	2,059,148,302	2,912,204,565	1,256,358,253
Liabilities
Accrued expenses	35,250	53,519	65,646	42,751
Other liabilities	—	—	—	—
Payable for investments purchased	7,917,982	27,839,480	40,023,305	16,120,151
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	97,642	482,156	1,148,141	37,999
Unrealized loss on forward contracts	—	—	—	—
Open options written, at value	70,031	285,313	404,625	160,813
Swap agreements, at value	—	—	37,128	—
Payable for variation margin	213,150	606,825	1,076,550	394,245
Payable to affiliate	145,492	545,952	674,865	304,510
Mortgage dollar roll deferred revenue	2,103	4,445	6,121	2,302
Total Liabilities	8,481,650	29,817,690	43,436,381	17,062,771
Net Assets
Capital stock (beneficial interest)	563,499,159	2,353,290,863	3,166,219,391	1,303,194,394
Accumulated undistributed net investment income/(loss)	1,201,713	14,264,787	30,610,878	15,418,340
Accumulated undistributed net realized gain/(loss)	18,460,354	39,762,703	50,454,838	13,821,469
Net unrealized appreciation/(depreciation) on:
Investments	(6,731,745)	(10,451,313)	(5,327,143)	(452,717)
Affiliated investments	(101,020,795)	(365,674,744)	(368,860,977)	(91,329,858)
Written option contracts	(41,344)	(168,438)	(238,875)	(94,938)
Futures contracts	(420,827)	(1,693,246)	(4,052,800)	(1,261,208)
Swap agreements	—	—	(37,128)	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$474,946,515	$2,029,330,612	$2,868,768,184	$1,239,295,482
Shares of beneficial interest outstanding	48,433,608	205,061,402	281,375,394	118,444,935
Net asset value per share	$9.81	$9.90	$10.20	$10.46

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Partner Technology Portfolio	Partner Healthcare Portfolio		Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$28,379,399	$14,235,955		$22,988,383	$20,868,430	$333,409,870	$6,972,589	$167,006,226
28,150,290	15,030,592		20,472,764	21,544,962	278,734,568	6,294,401	158,046,581
4,686,225	—		—	—	31,495,608	—	29,897,467
32,836,515	15,030,592		20,472,764	21,544,962	310,230,176	6,294,401	187,944,048
—	161,940	(a)	151,780	252,650 (b)	1,429	151,335 (c)	399,130
8,911	38,489		13,387	54,426	844,207	18,445	29,495
2,732	2,645		2,684	2,676	4,146	2,597	3,520
94,541	63,310		53	—	84,590	23,477	1,830,356
2,630	2,688		10,315	30,936	3,917	2,554	319
—	—		—	—	—	—	—
32,945,329	15,299,664		20,650,983	21,885,650	311,168,465	6,492,809	190,206,868

16,982	12,122		11,876	25,738	40,770	12,547	29,985
25,610	—		—	—	—	—	—
—	159,252		—	163	169,939	—	1,666,693
4,686,225	—		—	—	31,495,608	—	29,897,467
32,356	295		2,630	26,494	55,326	149	9,943
—	—		—	—	—	101	—
—	—		—	—	—	—	—
—	—		—	—	—	—	—
—	—		—	—	—	—	—
27,532	16,128		20,961	23,155	224,798	2,546	147,145
—	—		—	—	—	—	—
4,788,705	187,797		35,467	75,550	31,986,441	15,343	31,751,233

36,991,176	14,093,082		23,394,556	21,890,839	323,789,912	8,009,253	195,614,957
(104,880)	29,320		(11,856)	115,799	3,604,222	96,332	(558,667)
(13,186,788)	194,213		(251,439)	(872,698)	(25,031,384)	(949,824)	(57,538,477)
4,457,116	794,637		(2,515,619)	676,532	(23,179,694)	(678,188)	20,937,822
—	—		—	—	—	—	—
—	—		—	—	—	—	—
—	—		—	—	—	—	—
—	—		—	—	—	—	—
—	—		—	—	—	(101)	—
—	615		(126)	(372)	(1,032)	(6)	—
$28,156,624	$15,111,867		$20,615,516	$21,810,100	$279,182,024	$6,477,466	$158,455,635
5,216,489	1,423,265		2,860,868	2,235,057	22,697,008	927,486	16,229,669
$5.40	$10.62		$7.21	$9.76	$12.30	$6.98	$9.76

(a)	Includes foreign currency holdings of $1,060 (cost $1,048).
(b)	Includes foreign currency holdings of $35,301 (cost $35,730).
(c)	Includes foreign currency holdings of $4 (cost $4).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2010 (unaudited)	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$248,249,664	$266,016,051	$200,121,097	$117,924,744
Investments in securities at market value	224,927,560	240,814,652	186,863,603	123,166,708
Investments in affiliates at market value	14,206,950	19,927,935	15,610,052	6,016,382
Investments at Market Value	239,134,510	260,742,587	202,473,655	129,183,090
Cash	207,324	2,588	744	239,610
Dividends and interest receivable	326,380	36,245	193,391	48,874
Prepaid expenses	3,912	4,028	3,706	3,294
Receivable for investments sold	39,540	707,419	13,432	354,573
Receivable for fund shares sold	57,001	3,075	949	238
Unrealized gain on forward contracts	—	—	—	—
Total Assets	239,768,667	261,495,942	202,685,877	129,829,679
Liabilities
Accrued expenses	33,770	54,310	58,019	21,047
Payable for investments purchased	—	—	333,182	384,525
Payable upon return of collateral for securities loaned	14,206,950	19,927,935	15,610,052	6,016,382
Payable for fund shares redeemed	24,639	56,750	208,370	4,663
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	35,640	25,598	—
Payable to affiliate	184,328	169,317	72,926	79,666
Total Liabilities	14,449,687	20,243,952	16,308,147	6,506,283
Net Assets
Capital stock (beneficial interest)	241,917,661	335,216,334	189,278,827	106,858,481
Accumulated undistributed net investment income/(loss)	681,390	(45,542)	680,089	(68,551)
Accumulated undistributed net realized gain/(loss)	(8,164,696)	(88,523,340)	(5,829,655)	5,275,120
Net unrealized appreciation/(depreciation) on:
Investments	(9,115,154)	(5,273,464)	2,352,558	11,258,346
Futures contracts	—	(121,998)	(104,089)	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(221)	—	—	—
Total Net Assets	$225,318,980	$241,251,990	$186,377,730	$123,323,396
Shares of beneficial interest outstanding	14,823,620	24,935,381	17,983,205	15,166,513
Net asset value per share	$15.20	$9.68	$10.36	$8.13

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$360,969,165	$193,281,701	$416,010,267	$84,160,519	$328,452,414	$816,081,089	$3,892,553
338,449,167	186,545,497	405,131,585	79,370,439	324,480,295	727,740,386	3,615,753
23,039,914	8,654,545	20,446,060	6,899,558	—	31,575,411	—
361,489,081	195,200,042	425,577,645	86,269,997	324,480,295	759,315,797	3,615,753
226,983	4,651	708	198,821	1,502,045 (a)	887,423 (b)	44,450
123,888	222,667	306,977	77,997	1,510,594	3,083,265	4,599
4,625	3,675	5,035	3,053	4,318	7,259	2,583
1,040,844	2,387,984	1,190,202	30,200	9,671,931	31,126,082	—
15,534	19	10,848	552	53,284	4,332	900
—	—	—	—	52,551	44,471	—
362,900,955	197,819,038	427,091,415	86,580,620	337,275,018	794,468,629	3,668,285

62,921	27,025	53,398	24,286	88,540	143,541	12,205
1,059,020	5,405,619	1,297,091	258,240	6,527,533	21,562,788	—
23,039,914	8,654,545	20,446,060	6,899,558	—	31,575,411	—
187,089	24,044	57,401	29,158	9,053	160,490	1,031
—	—	—	—	114,815	78,278	—
—	—	—	5,443	1,860	—	—
142,949	143,265	274,980	34,914	262,771	545,254	546
24,491,893	14,254,498	22,128,930	7,251,599	7,004,572	54,065,762	13,782

407,916,351	212,080,703	502,563,195	77,975,836	350,993,961	1,103,560,963	4,573,492
196,757	459,687	937,886	391,259	3,891,362	12,114,001	374
(70,223,962)	(30,894,191)	(108,105,974)	(1,125,531)	(20,565,154)	(318,546,383)	(642,563)
519,916	1,918,341	9,567,378	2,109,478	(3,972,119)	(56,765,292)	(276,800)
—	—	—	(22,021)	(19,976)	—	—
—	—	—	—	(62,264)	(33,807)	—
—	—	—	—	4,636	73,385	—
$338,409,062	$183,564,540	$404,962,485	$79,329,021	$330,270,446	$740,402,867	$3,654,503
24,189,580	17,612,583	42,969,084	7,866,579	46,014,698	84,956,244	445,530
$13.99	$10.42	$9.42	$10.08	$7.18	$8.72	$8.20

(a)	Includes foreign currency holdings of $241,361 (cost $240,619).

(b)	Includes foreign currency holdings of $676,538 (cost $646,545).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2010 (unaudited)	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$7,805,863	$5,826,792	$59,516,877	$321,328,055
Investments in securities at market value	7,750,837	5,424,748	53,796,162	312,235,745
Investments in affiliates at market value	—	—	2,793,525	2,058,750
Investments at Market Value	7,750,837	5,424,748	56,589,687	314,294,495
Cash	73,873	239,658	163,072	3,708
Dividends and interest receivable	2,516	5,373	44,674	188,239
Prepaid expenses	2,611	2,595	2,908	4,566
Receivable for investments sold	110,344	160,220	925,172	5,705,430
Receivable for fund shares sold	445	1,049	—	—
Total Assets	7,940,626	5,833,643	57,725,513	320,196,438
Liabilities
Accrued expenses	12,048	13,759	23,032	34,287
Payable for investments purchased	110,837	144,898	1,028,174	1,753,051
Payable upon return of collateral for securities loaned	—	—	2,793,525	2,058,750
Payable for fund shares redeemed	220	134	24,078	5,590
Payable for variation margin	—	—	—	—
Payable to affiliate	5,512	1,441	47,024	180,499
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	128,617	160,232	3,915,833	4,032,177
Net Assets
Capital stock (beneficial interest)	9,054,441	7,281,628	77,229,296	295,777,419
Accumulated undistributed net investment income/(loss)	(20,718)	(2,658)	89,251	507,847
Accumulated undistributed net realized gain/(loss)	(1,166,688)	(1,203,515)	(20,581,677)	26,912,555
Net unrealized appreciation/(depreciation) on:
Investments	(55,026)	(402,044)	(2,927,190)	(7,033,560)
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$7,812,009	$5,673,411	$53,809,680	$316,164,261
Shares of beneficial interest outstanding	1,059,882	797,663	7,609,056	50,384,369
Net asset value per share	$7.37	$7.11	$7.07	$6.28

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$896,866,388	$42,508,719	$698,586,167	$558,005,617	$316,146,619	$59,001,830	$287,894,858
859,882,958	51,629,964	669,994,834	535,423,481	291,189,104	54,570,070	279,945,256
16,468,709	669,349	—	4,286,925	3,441,736	—	1,585,283
876,351,667	52,299,313	669,994,834	539,710,406	294,630,840	54,570,070	281,530,539
338,766	195,841	780	3,218	153,341	394,847	199,816
468,362	37,030	934,676	534,381	397,892	140,941	771,506
8,147	2,893	6,785	5,970	4,402	2,887	4,091
35,286,975	28,051	—	4,197,016	50	—	13,630,279
41,482	21	40,975	137	300	1,516	36,323
912,495,399	52,563,149	670,978,050	544,451,128	295,186,825	55,110,261	296,172,554

190,771	21,018	84,639	85,157	81,191	17,643	75,506
36,244,756	—	—	1,310,164	—	—	38,477,523
16,468,709	669,349	—	4,286,925	3,441,736	—	1,585,283
416,429	20,905	99,479	155,078	110,070	182	221,536
—	—	—	334,755	17,730	48,991	28,275
356,694	42,856	405,204	348,591	107,350	37,481	94,729
—	—	—	—	—	—	64,445
53,677,359	754,128	589,322	6,520,670	3,758,077	104,297	40,547,297

2,091,878,199	53,094,015	869,855,760	722,062,933	341,624,953	69,527,304	261,887,577
2,572,763	(76,918)	4,989,723	1,971,319	2,519,959	599,564	2,693,119
(1,215,118,201)	(10,998,290)	(175,865,422)	(166,618,268)	(31,143,845)	(10,564,690)	(2,359,005)
(20,514,721)	9,790,594	(28,591,333)	(18,295,211)	(21,515,779)	(4,431,760)	(6,364,319)
—	—	—	(1,190,315)	(56,540)	(124,454)	(232,115)
—	(380)	—	—	—	—	—
$858,818,040	$51,809,021	$670,388,728	$537,930,458	$291,428,748	$55,005,964	$255,625,257
62,213,950	5,675,980	76,444,255	76,923,464	20,242,187	7,323,706	20,074,968
$13.80	$9.13	$8.77	$6.99	$14.40	$7.51	$12.73

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2010 (unaudited)	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$829,640,004	$94,847,251	$5,866,702	$1,295,814,067
Investments in securities at market value	766,128,838	88,756,015	6,133,040	1,285,451,243
Investments in affiliates at market value	65,811,415	3,749,300	—	37,341,972
Investments at Market Value	831,940,253	92,505,315	6,133,040	1,322,793,215
Cash	1,111	225,218	194,889	748
Dividends and interest receivable	13,938,288	862,022	43,339	14,200,049
Prepaid expenses	6,745	3,053	2,594	9,656
Receivable for investments sold	—	152,929	203,050	54,058,073
Receivable for fund shares sold	242,625	32,673	—	521,835
Swap agreements, at value	—	—	—	400,586
Unrealized gain on forward contracts	—	—	—	550
Receivable for variation margin	—	—	4,921	307,112
Total Assets	846,129,022	93,781,210	6,581,833	1,392,291,824
Liabilities
Distributions payable	—	—	22	—
Accrued expenses	90,666	23,969	12,622	131,891
Payable for investments purchased	2,660,000	—	142,879	149,794,836
Payable upon return of collateral for securities loaned	65,811,415	3,749,300	—	20,182,545
Payable for fund shares redeemed	220,900	42,622	179	244,086
Open options written, at value	—	—	—	—
Swap agreements, at value	446,451	—	—	292,676
Payable for variation margin	—	18,496	—	37,818
Payable to affiliate	299,488	41,041	682	457,413
Mortgage dollar roll deferred revenue	—	—	—	211,136
Total Liabilities	69,528,920	3,875,428	156,384	171,352,401
Net Assets
Capital stock (beneficial interest)	1,453,245,697	111,347,138	5,977,232	1,264,079,198
Accumulated undistributed net investment income/(loss)	485,027	2,828,522	17,811	548,664
Accumulated undistributed net realized gain/(loss)	(679,482,885)	(21,895,655)	148,712	(69,937,280)
Net unrealized appreciation/(depreciation) on:
Investments	2,300,249	(2,341,936)	266,338	23,119,721
Affiliated investments	—	—	—	3,859,427
Written option contracts	—	—	—	—
Futures contracts	—	(32,287)	15,356	(701,212)
Swap agreements	52,014	—	—	(30,912)
Foreign currency forward contracts	—	—	—	550
Foreign currency transactions	—	—	—	1,267
Total Net Assets	$776,600,102	$89,905,782	$6,425,449	$1,220,939,423
Shares of beneficial interest outstanding	171,619,590	15,115,657	599,691	125,943,849
Net asset value per share	$4.53	$5.95	$10.71	$9.69

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$213,385,490	$1,223,402,847	$53,857,941	$207,805,647
212,018,012	1,194,770,542	52,389,934	207,805,647
—	21,757,139	—	—
212,018,012	1,216,527,681	52,389,934	207,805,647	[a]
220,757	8,497	154,841	3,911
1,038,925	7,610,616	78,208	36,441
3,418	8,796	2,734	3,749
33,613,344	3,899,642	10,281,094	—
53,870	889,200	28,298	271,697
—	549,351	—	—
—	—	—	—
—	150,165	78	—
246,948,326	1,229,643,948	62,935,187	208,121,445

—	—	—	—
40,215	102,276	16,790	62,031
84,006,380	32,672,997	30,008,344	—
—	2,652,250	—	—
119,888	207,091	275	69,027
—	—	10,375	—
—	—	—	—
—	6,643	—	—
60,771	447,765	22,085	72,291
162,638	13,542	49,177	—
84,389,892	36,102,564	30,107,046	203,349

163,995,123	1,217,655,676	34,137,543	207,950,482
(240,624)	196,264	112,828	(46,760)
171,413	(14,687,753)	43,401	14,374

(1,367,478)	(10,480,055)	(1,468,007)	—
—	3,604,889	—	—
—	—	(6,125)	—
—	(3,130,204)	8,501	—
—	382,567	—	—
—	—	—	—
—	—	—	—
$162,558,434	$1,193,541,384	$32,828,141	$207,918,096
15,237,329	122,671,907	3,218,739	207,918,096
$10.67	$9.73	$10.20	$1.00

[a]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the six months ended June 30, 2010 (unaudited)	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$503,160	$1,121,661	$1,069,046	$511,899
Interest	512,916	3,235,414	6,298,093	3,276,685
Income from mortgage dollar rolls	9,813	21,402	28,848	10,654
Income from securities loaned	—	—	—	—
Income from affiliated investments	939,668	12,198,581	26,026,530	13,032,914
Foreign dividend tax withholding	(210)	(449)	(434)	(234)
Total Investment Income	1,965,347	16,576,609	33,422,083	16,831,918
Expenses
Adviser fees	809,709	2,505,723	3,065,631	1,365,478
Sub-Adviser fees	—	—	—	—
Administrative service fees	90,606	247,405	322,653	156,475
Audit and legal fees	13,875	30,010	37,335	20,091
Custody fees	38,900	43,716	54,243	40,715
Insurance expenses	3,515	8,756	11,241	5,682
Directors’ fees	4,730	8,134	10,113	6,062
Other expenses	6,363	8,052	8,628	7,314
Total Expenses Before Reimbursement	967,698	2,851,796	3,509,844	1,601,817
Less:
Reimbursement from adviser	(121,621)	—	—	—
Custody earnings credit	(185)	(212)	(171)	(293)
Total Net Expenses	845,892	2,851,584	3,509,673	1,601,524
Net Investment Income/(Loss)	1,119,455	13,725,025	29,912,410	15,230,394
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	2,995,335	3,595,083	3,165,496	1,698,999
Affiliated investments	(836,003)	955,066	226,541	510,003
Distributions of realized capital gains from affiliated investments	1,106,986	5,204,099	4,756,189	1,107,388
Futures contracts	2,208,566	6,801,484	9,944,997	2,040,530
Foreign currency transactions	—	—	—	—
Swap agreements	(110,967)	(1,293,431)	(1,630,417)	(477,133)
Change in net unrealized appreciation/(depreciation) on:
Investments	(11,690,714)	(19,892,193)	(15,317,796)	(6,373,822)
Affiliated investments	(22,702,766)	(91,548,066)	(79,556,684)	(15,823,502)
Written option contracts	(41,344)	(168,438)	(238,875)	(94,938)
Futures contracts	(1,418,694)	(5,117,197)	(8,735,647)	(2,070,061)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Swap agreements	128,858	1,508,131	1,833,608	555,798
Net Realized and Unrealized Gains/(Losses)	(30,360,743)	(99,955,462)	(85,552,588)	(18,926,738)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(29,241,288)	$(86,230,437)	$(55,640,178)	$(3,696,344)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio
$72,901	$149,544	$128,118	$302,401	$4,727,795	$131,100	$254,137
—	4	1,160	30	63,289	2	3,534
—	—	—	—	—	—	—
6,646	—	—	—	73,839	—	57,301
—	—	—	—	—	—	—
—	(11,358)	(6,051)	(21,742)	(5,254)	(2,269)	(56)
79,547	138,190	123,227	280,689	4,859,669	128,833	314,916

45,845	22,493	33,306	41,770	1,130,226	9,772	305,846
68,768	48,736	49,958	79,554	—	14,657	541,509
43,056	41,499	42,220	42,022	68,255	40,651	56,947
8,781	8,582	8,653	10,475	11,432	8,515	10,187
2,492	2,638	2,690	16,874	7,500	3,737	19,921
1,879	1,812	1,821	1,812	2,613	1,783	2,329
2,256	2,095	2,096	2,095	7,380	2,095	5,196
3,622	4,133	4,962	6,727	4,517	5,155	4,620
176,699	131,988	145,706	201,329	1,231,923	86,365	946,555

—	(27,581)	(13,206)	(49,469)	—	(56,915)	(84,735)
(168)	(188)	(388)	(205)	(262)	(135)	(462)
176,531	104,219	132,112	151,655	1,231,661	29,315	861,358

(96,984)	33,971	(8,885)	129,034	3,628,008	99,518	(546,442)

878,114	198,049	(7,780)	(3,599)	2,048,873	(278,498)	6,063,132
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(3,232)	(2,423)	(10,714)	—	(1,803)	—
—	—	—	—	—	—	—
(2,315,515)	(708,038)	(2,940,676)	(124,816)	9,280,065	(358,894)	(9,696,964)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	(429)	—	(101)	—
—	(290)	(177)	(637)	(552)	3	—
—	—	—	—	—	—	—
(1,437,401)	(513,511)	(2,951,056)	(140,195)	11,328,386	(639,293)	(3,633,832)

$(1,534,385)	$(479,540)	$(2,959,941)	$(11,161)	$14,956,394	$(539,775)	$(4,180,274)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2010 (unaudited)	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$1,946,727	$851,432	$1,035,859	$387,989
Interest	3,165	16,003	2,603	3,863
Income from securities loaned	16,310	132,344	127,458	19,270
Foreign dividend tax withholding	(1,349)	(1,060)	—	(241)
Total Investment Income	1,964,853	998,719	1,165,920	410,881
Expenses
Adviser fees	241,616	902,904	359,304	587,744
Sub-Adviser fees	724,848	—	—	—
Administrative service fees	64,161	66,255	60,531	53,061
Audit and legal fees	10,929	11,477	10,766	9,796
Custody fees	8,950	28,586	24,959	5,890
Insurance expenses	2,546	2,855	2,519	2,196
Directors’ fees	6,613	7,573	6,783	4,834
Other expenses	4,648	5,009	7,079	4,111
Total Expenses Before Reimbursement	1,064,311	1,024,659	471,941	667,632
Less:
Reimbursement from adviser	—	—	—	(195,915)
Custody earnings credit	(161)	(60)	(198)	(145)
Total Net Expenses	1,064,150	1,024,599	471,743	471,572
Net Investment Income/(Loss)	900,703	(25,880)	694,177	(60,691)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	4,620,326	43,790,243	6,630,437	5,942,886
Futures contracts	—	(976,629)	(267,994)	—
Foreign currency transactions	206	(596)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(10,813,394)	(53,585,163)	(8,044,947)	(9,052,000)
Futures contracts	—	(121,998)	(217,371)	—
Foreign currency forward contracts	—	5,249	—	—
Foreign currency transactions	(221)	(4,653)	—	—
Net Realized and Unrealized Gains/(Losses)	(6,193,083)	(10,893,547)	(1,899,875)	(3,109,114)
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(5,292,380)	$(10,919,427)	$(1,205,698)	$(3,169,805)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$1,105,341	$1,274,268	$2,612,413	$619,790	$5,247,619	$17,063,785	$23,985
9,975	3,318	12,089	477	952,436	8,736	—
38,612	27,996	10,303	16,402	—	466,282	—
(541)	—	—	—	(540,639)	(1,848,788)	(768)
1,153,387	1,305,582	2,634,805	636,669	5,659,416	15,690,015	23,217

735,590	263,015	1,500,402	153,399	583,555	1,957,111	6,084
—	473,967	—	—	790,430	1,468,767	10,139
76,779	59,652	84,640	48,765	70,870	122,547	40,405
12,462	10,427	13,448	9,415	19,982	18,451	9,138
10,087	14,728	14,156	12,060	165,757	109,821	1,234
3,087	2,405	3,464	2,087	2,586	4,912	1,776
10,510	5,608	10,957	2,533	6,744	20,127	2,096
4,912	4,191	5,322	5,758	31,036	22,446	3,635
853,427	833,993	1,632,389	234,017	1,670,960	3,724,182	74,507

—	—	—	—	(126,098)	(306,162)	(54,626)
(42)	(149)	(69)	(224)	(1,333)	(334)	(8)
853,385	833,844	1,632,320	233,793	1,543,529	3,417,686	19,873

300,002	471,738	1,002,485	402,876	4,115,887	12,272,329	3,344

10,529,808	12,348,452	18,349,839	2,306,401	(2,299,321)	(20,574,429)	(40,943)
—	—	—	113,900	(1,019,466)	—	—
—	—	—	—	84,132	(880,485)	—

(19,705,030)	(19,051,793)	(33,443,893)	(3,776,570)	(30,747,823)	(100,572,014)	(205,542)
—	—	—	(81,909)	(29,147)	—	—
—	—	—	—	(107,889)	(34,361)	—
—	—	—	—	4,987	56,274	—
(9,175,222)	(6,703,341)	(15,094,054)	(1,438,178)	(34,114,527)	(122,005,015)	(246,485)

$(8,875,220)	$(6,231,603)	$(14,091,569)	$(1,035,302)	$(29,998,640)	$(109,732,686)	$(243,141)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2010 (unaudited)	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$25,931	$39,042	$408,059	$1,604,035
Interest	—	—	41	8,996
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	1,642	13,393
Foreign dividend tax withholding	(243)	(372)	(22)	(1,161)
Total Investment Income	25,688	38,670	409,720	1,625,263
Expenses
Adviser fees	13,031	9,000	107,634	1,417,653
Sub-Adviser fees	28,233	13,500	184,515	—
Administrative service fees	40,868	40,599	46,150	75,441
Audit and legal fees	8,524	8,499	9,157	12,457
Custody fees	2,890	7,757	19,789	15,485
Insurance expenses	1,783	1,777	1,997	3,164
Directors’ fees	2,095	2,095	2,227	9,444
Other expenses	3,850	3,682	4,098	4,841
Total Expenses Before Reimbursement	101,274	86,909	375,567	1,538,485
Less:
Reimbursement from adviser	(57,750)	(57,404)	(61,505)	(443,017)
Custody earnings credit	(88)	(105)	(156)	(109)
Total Net Expenses	43,436	29,400	313,906	1,095,359
Net Investment Income/(Loss)	(17,748)	9,270	95,814	529,904
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	83,103	234,865	4,510,024	27,482,413
Written option contracts	—	—	—	53,646
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(778,279)	(709,929)	(9,105,480)	(67,943,556)
Written option contracts	—	—	—	2,234
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(695,176)	(475,064)	(4,595,456)	(40,405,263)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(712,924)	$(465,794)	$(4,499,642)	$(39,875,359)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$4,919,840	$215,444	$7,452,129	$4,066,972	$3,196,048	$734,894	$1,761,587
12,625	—	9,742	49,310	2,566	122,952	1,109,537
—	—	—	—	—	—	448,629
28,709	349	2,583	11,120	10,979	—	6,386
(9,940)	(3,105)	(9,385)	(2,896)	—	(11,201)	—
4,951,234	212,688	7,455,069	4,124,506	3,209,593	846,645	3,326,139

1,974,608	117,451	2,238,514	1,928,216	553,097	187,673	474,824
—	117,451	—	—	—	—	—
138,730	45,872	114,617	100,600	72,741	45,774	67,522
21,055	9,126	16,712	15,287	12,306	9,048	11,680
25,763	12,096	14,542	26,447	21,431	15,273	21,671
5,566	1,991	4,532	3,973	3,041	1,957	2,870
26,407	2,270	18,243	15,839	10,570	2,257	9,447
6,594	4,438	5,953	5,640	7,045	4,975	11,687
2,198,723	310,695	2,413,113	2,096,002	680,231	266,957	599,701

—	(29,363)	—	—	—	(21,122)	—
(71)	(45)	(51)	(178)	(125)	(416)	(92)
2,198,652	281,287	2,413,062	2,095,824	680,106	245,419	599,609

2,752,582	(68,599)	5,042,007	2,028,682	2,529,487	601,226	2,726,530

60,639,509	2,411,740	43,531,209	38,380,480	97,474	1,513,111	5,062,359
247,478	—	—	66,601	—	2,863	—
—	—	—	(910,642)	(119,651)	(196,694)	(50,931)
—	(265)	—	—	—	—	—
(162,263,853)	(6,865,685)	(115,488,847)	(93,461,894)	(23,345,480)	(4,583,571)	(12,117,681)
5,235	—	—	(76,331)	—	(9,172)	—
—	—	—	(2,158,170)	(96,695)	(203,698)	(248,965)
—	(536)	—	—	—	—	—
(101,371,631)	(4,454,746)	(71,957,638)	(58,159,956)	(23,464,352)	(3,477,161)	(7,355,218)
$(98,619,049)	$(4,523,345)	$(66,915,631)	$(56,131,274)	$(20,934,865)	$(2,875,935)	$(4,628,688)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2010 (unaudited)	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Investment Income
Dividends	$455,538	$474,629	$—	$116,781
Interest	33,553,374	2,655,550	129,994	33,681,896
Income from mortgage dollar rolls	—	—	—	711,921
Income from securities loaned	86,301	4,243	—	10,474
Income from affiliated investments	—	—	—	725,305
Foreign dividend tax withholding	—	(3,256)	—	—
Total Investment Income	34,095,213	3,131,166	129,994	35,246,377
Expenses
Adviser fees	1,530,319	179,177	9,272	2,513,037
Sub-Adviser fees	—	—	12,362	—
Administrative service fees	116,515	48,958	40,618	165,651
Audit and legal fees	16,860	9,417	9,163	22,802
Custody fees	13,315	10,643	1,818	23,290
Insurance expenses	4,674	2,094	1,789	6,709
Directors’ fees	19,338	3,875	2,096	30,825
Other expenses	11,843	9,163	4,844	17,317
Total Expenses Before Reimbursement	1,712,864	263,327	81,962	2,779,631
Less:
Reimbursement from adviser	—	—	(60,779)	(33,343)
Custody earnings credit	(150)	(491)	(168)	(48)
Total Net Expenses	1,712,714	262,836	21,015	2,746,240
Net Investment Income/(Loss)	32,382,499	2,868,330	108,979	32,500,137
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	2,576,752	1,357,341	89,956	27,322,020
Written option contracts	—	11,357	—	—
Futures contracts	—	(327,318)	36,874	(3,584,823)
Swap agreements	600,424	11,237	—	(136,036)
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,328,857)	(2,279,014)	132,907	21,337,382
Affiliated investments	—	—	—	(151,184)
Written option contracts	—	(4,680)	—	—
Futures contracts	—	4,904	51,563	(2,021,940)
Foreign currency forward contracts	—	—	—	550
Foreign currency transactions	—	—	—	1,267
Swap agreements	52,014	221,296	—	(361,251)
Net Realized and Unrealized Gains/(Losses)	(6,099,667)	(1,004,877)	311,300	42,405,985
Net Increase/(Decrease) in Net Assets Resulting From Operations	$26,282,832	$1,863,453	$420,279	$74,906,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$67,575	$—	$2,034
2,041,931	20,982,326	463,350	297,123
821,634	290,196	271,062	—
701	8,294	—	—
—	807,537	—	—
—	—	—	—
2,864,266	22,155,928	734,412	299,157

277,626	2,287,398	80,547	440,129
—	—	—	—
55,864	154,370	43,221	62,006
10,284	20,814	8,814	12,743
7,444	22,286	3,501	6,015
2,445	6,119	1,896	3,880
6,197	26,303	2,233	9,386
8,800	12,775	4,514	7,929
368,660	2,530,065	144,726	542,088

—	(37,122)	—	(228,549)
(193)	(124)	(217)	(8)
368,467	2,492,819	144,509	313,531

2,495,799	19,663,109	589,903	(14,374)

1,512,393	15,979,380	99,766	14,374
—	—	—	—
—	(7,227,840)	23,848	—
—	(88,482)	—	—
6,988,065	11,107,759	1,940,985	—
—	(168,325)	—	—
—	—	(6,125)	—
—	(7,349,746)	22,654	—
—	—	—	—
—	—	—	—
—	382,567	—	—
8,500,458	12,635,313	2,081,128	14,374
$10,996,257	$32,298,422	$2,671,031	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$1,119,455	$5,236,625	$13,725,025	$37,888,690
Net realized gains/(losses)	5,363,917	6,749,517	15,262,301	50,431,279
Change in net unrealized appreciation/(depreciation)	(35,724,660)	102,808,518	(115,217,763)	343,326,328
Net Change in Net Assets Resulting From Operations	(29,241,288)	114,794,660	(86,230,437)	431,646,297
Distributions to Shareholders
From net investment income	(7,662,901)	(18,135,548)	(49,859,905)	(77,679,068)
From net realized gains	(4,658,714)	(160,158)	(32,185,155)	—
Total Distributions to Shareholders	(12,321,615)	(18,295,706)	(82,045,060)	(77,679,068)
Capital Stock Transactions
Sold	29,933,770	62,333,686	174,726,509	262,244,472
Distributions reinvested	12,321,615	18,295,706	82,045,060	77,679,068
Redeemed	(23,322,566)	(33,861,667)	(42,133,221)	(65,488,124)
Capital Stock Transactions	18,932,819	46,767,725	214,638,348	274,435,416
Net Increase/(Decrease) in Net Assets	(22,630,084)	143,266,679	46,362,851	628,402,645
Net Assets, Beginning of Period	497,576,599	354,309,920	1,982,967,761	1,354,565,116
Net Assets, End of Period	$474,946,515	$497,576,599	$2,029,330,612	$1,982,967,761
Accumulated undistributed net investment income/(loss)	$1,201,713	$7,745,159	$14,264,787	$50,399,667
Capital Stock Share Transactions
Sold	2,748,382	6,919,123	15,971,047	27,844,433
Distributions reinvested	1,191,980	1,859,131	7,946,176	7,812,123
Redeemed	(2,167,453)	(3,766,744)	(3,893,531)	(7,416,567)

Total Capital Stock Share Transactions	1,772,909	5,011,510	20,023,692	28,239,989

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Partner Technology Portfolio		Partner Healthcare Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$29,912,410	$66,584,261	$15,230,394	$29,172,718	$(96,984)	$(174,850)	$33,971	$19,365
16,462,806	80,031,567	4,879,787	29,530,413	878,114	1,367,865	194,817	392,382
(102,015,394)	375,952,232	(23,806,525)	122,345,818	(2,315,515)	10,534,837	(708,328)	2,043,886
(55,640,178)	522,568,060	(3,696,344)	181,048,949	(1,534,385)	11,727,852	(479,540)	2,455,633

(76,890,889)	(103,104,758)	(31,302,287)	(36,683,505)	—	—	(23,542)	(1,353)
(45,561,952)	—	(19,836,135)	—	—	—	(262,307)	—
(122,452,841)	(103,104,758)	(51,138,422)	(36,683,505)	—	—	(285,849)	(1,353)

317,654,616	420,024,727	196,722,157	229,376,369	2,200,924	4,164,161	3,445,435	5,875,845
122,452,841	103,104,758	51,138,422	36,683,505	—	—	285,849	1,353
(51,771,887)	(95,625,567)	(29,110,082)	(49,801,447)	(3,458,545)	(9,260,649)	(1,152,987)	(2,167,917)
388,335,570	427,503,918	218,750,497	216,258,427	(1,257,621)	(5,096,488)	2,578,297	3,709,281
210,242,551	846,967,220	163,915,731	360,623,871	(2,792,006)	6,631,364	1,812,908	6,163,561
2,658,525,633	1,811,558,413	1,075,379,751	714,755,880	30,948,630	24,317,266	13,298,959	7,135,398
$2,868,768,184	$2,658,525,633	$1,239,295,482	$1,075,379,751	$28,156,624	$30,948,630	$15,111,867	$13,298,959
$30,610,878	$77,589,357	$15,418,340	$31,490,233	$(104,880)	$(7,896)	$29,320	$18,891

28,750,947	43,010,345	17,687,807	22,979,021	384,364	906,480	297,591	631,405
11,646,203	10,186,103	4,793,583	3,557,016	—	—	26,099	142
(4,702,211)	(10,558,694)	(2,610,083)	(5,101,337)	(606,565)	(2,159,106)	(101,230)	(228,457)

35,694,939	42,637,754	19,871,307	21,434,700	(222,201)	(1,252,626)	222,460	403,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Natural Resources Portfolio		Partner Emerging Markets Portfolio
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$(8,885)	$19,733	$129,034	$66,563
Net realized gains/(losses)	(10,203)	(167,407)	(14,313)	(528,539)
Change in net unrealized appreciation/(depreciation)	(2,940,853)	4,710,942	(125,882)	4,794,107
Net Change in Net Assets Resulting From Operations	(2,959,941)	4,563,268	(11,161)	4,332,131
Distributions to Shareholders
From net investment income	(19,477)	—	—	(76,466)
From net realized gains	—	—	—	—
From return of capital	—	—	—	—
Total Distributions to Shareholders	(19,477)	—	—	(76,466)
Capital Stock Transactions
Sold	4,479,228	12,737,918	7,110,936	12,684,986
Distributions reinvested	19,477	—	—	76,466
Redeemed	(2,035,613)	(2,763,376)	(2,716,560)	(4,919,497)
Capital Stock Transactions	2,463,092	9,974,542	4,394,376	7,841,955
Net Increase/(Decrease) in Net Assets	(516,326)	14,537,810	4,383,215	12,097,620
Net Assets, Beginning of Period	21,131,842	6,594,032	17,426,885	5,329,265
Net Assets, End of Period	$20,615,516	$21,131,842	$21,810,100	$17,426,885
Accumulated undistributed net investment income/(loss)	$(11,856)	$16,506	$115,799	$(13,235)
Capital Stock Share Transactions
Sold	547,966	1,837,899	718,094	1,543,971
Distributions reinvested	2,527	—	—	7,887
Redeemed	(258,158)	(421,288)	(275,751)	(712,596)

Total Capital Stock Share Transactions	292,335	1,416,611	442,343	839,262

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Utilities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$3,628,008	$6,401,449	$99,518	$148,844	$(546,442)	$(491,521)	$900,703	$1,522,980
2,048,873	(18,106,885)	(280,301)	(242,067)	6,063,132	(11,073,509)	4,620,532	(11,704,586)
9,279,513	67,919,294	(358,992)	805,011	(9,696,964)	50,769,096	(10,813,615)	59,656,759
14,956,394	56,213,858	(539,775)	711,788	(4,180,274)	39,204,066	(5,292,380)	49,475,153

—	(6,291,795)	(150,229)	—	—	(111,079)	(522,557)	(1,581,418)
—	—	—	—	—	—	—	(159,744)
—	(2,508,205)	—	—	—	—	—	—
—	(8,800,000)	(150,229)	—	—	(111,079)	(522,557)	(1,741,162)

14,488,725	37,489,864	1,299,262	2,724,661	6,337,591	16,165,667	9,652,362	23,552,161
—	8,800,000	150,229	—	—	111,079	522,557	1,741,162
(15,665,800)	(25,720,724)	(658,307)	(1,412,214)	(4,188,261)	(7,344,076)	(5,387,375)	(14,611,741)
(1,177,075)	20,569,140	791,184	1,312,447	2,149,330	8,932,670	4,787,544	10,681,582
13,779,319	67,982,998	101,180	2,024,235	(2,030,944)	48,025,657	(1,027,393)	58,415,573
265,402,705	197,419,707	6,376,286	4,352,051	160,486,579	112,460,922	226,346,373	167,930,800
$279,182,024	$265,402,705	$6,477,466	$6,376,286	$158,455,635	$160,486,579	$225,318,980	$226,346,373
$3,604,222	$(23,786)	$96,332	$147,043	$(558,667)	$(12,225)	$681,390	$303,244

1,214,470	3,975,463	173,285	398,132	621,664	1,848,403	596,577	1,738,781
—	741,059	20,755	—	—	13,562	32,441	120,126
(1,264,241)	(3,096,946)	(88,070)	(204,597)	(400,599)	(956,588)	(329,637)	(1,250,415)

(49,771)	1,619,576	105,970	193,535	221,065	905,377	299,381	608,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Stock Portfolio		Small Cap Index Portfolio
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$(25,880)	$1,788,616	$694,177	$1,699,363
Net realized gains/(losses)	42,813,018	(6,916,337)	6,362,443	(4,729,130)
Change in net unrealized appreciation/(depreciation)	(53,706,565)	53,295,962	(8,262,318)	43,883,619
Net Change in Net Assets Resulting From Operations	(10,919,427)	48,168,241	(1,205,698)	40,853,852
Distributions to Shareholders
From net investment income	(107,303)	(2,254,275)	(1,688,689)	(3,597,439)
From net realized gains	—	—	—	(31,411,591)
Total Distributions to Shareholders	(107,303)	(2,254,275)	(1,688,689)	(35,009,030)
Capital Stock Transactions
Sold	10,800,868	31,855,260	1,850,390	3,874,146
Distributions reinvested	107,303	2,254,275	1,688,689	35,009,030
Redeemed	(17,122,189)	(28,326,953)	(18,186,454)	(33,002,127)
In-kind redemptions	—	(81,263,535)	—	—
Capital Stock Transactions	(6,214,018)	(75,480,953)	(14,647,375)	5,881,049
Net Increase/(Decrease) in Net Assets	(17,240,748)	(29,566,987)	(17,541,762)	11,725,871
Net Assets, Beginning of Period	258,492,738	288,059,725	203,919,492	192,193,621
Net Assets, End of Period	$241,251,990	$258,492,738	$186,377,730	$203,919,492
Accumulated undistributed net investment income/(loss)	$(45,542)	$87,641	$680,089	$1,674,601
Capital Stock Share Transactions
Sold	1,060,421	3,553,935	163,360	402,579
Distributions reinvested	10,599	233,373	155,052	4,157,496
Redeemed	(1,658,819)	(3,399,243)	(1,634,591)	(3,496,648)
In-kind redemptions	—	(8,813,833)	—	—

Total Capital Stock Share Transactions	(587,799)	(8,425,768)	(1,316,179)	1,063,427

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Growth Portfolio II		Mid Cap Growth Portfolio		Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$(60,691)	$(48,427)	$300,002	$922,344	$471,738	$1,980,078	$1,002,485	$2,300,832
5,942,886	3,074,088	10,529,808	(32,463,158)	12,348,452	(15,137,528)	18,349,839	(9,046,940)
(9,052,000)	36,378,132	(19,705,030)	159,600,719	(19,051,793)	54,456,720	(33,443,893)	149,325,178
(3,169,805)	39,403,793	(8,875,220)	128,059,905	(6,231,603)	41,299,270	(14,091,569)	142,579,070

—	(1,858)	(947,099)	(53,590)	(718,800)	(1,544,209)	(319,045)	(2,265,664)
(1,376,838)	—	—	—	—	—	—	—
(1,376,838)	(1,858)	(947,099)	(53,590)	(718,800)	(1,544,209)	(319,045)	(2,265,664)

3,529,211	11,002,912	6,701,441	9,597,955	8,545,350	24,284,192	14,885,393	44,812,008
1,376,838	1,858	947,099	53,590	718,800	1,544,209	319,045	2,265,664
(2,878,501)	(5,335,093)	(24,632,658)	(47,544,157)	(2,453,244)	(5,216,249)	(39,353,823)	(28,894,369)
—	—	—	—	—	—	—	(94,857,255)
2,027,548	5,669,677	(16,984,118)	(37,892,612)	6,810,906	20,612,152	(24,149,385)	(76,673,952)

(2,519,095)	45,071,612	(26,806,437)	90,113,703	(139,497)	60,367,213	(38,559,999)	63,639,454
125,842,491	80,770,879	365,215,499	275,101,796	183,704,037	123,336,824	443,522,484	379,883,030
$123,323,396	$125,842,491	$338,409,062	$365,215,499	$183,564,540	$183,704,037	$404,962,485	$443,522,484
$(68,551)	$(7,860)	$196,757	$843,854	$459,687	$706,749	$937,886	$254,446

415,585	1,475,899	443,494	818,856	781,047	2,536,751	1,507,421	5,114,930
159,598	273	63,855	4,650	64,388	147,914	31,941	235,365
(330,789)	(853,810)	(1,650,679)	(4,288,947)	(217,986)	(655,612)	(3,831,551)	(3,635,718)
—	—	—	—	—	—	—	(10,101,945)

244,394	622,362	(1,143,330)	(3,465,441)	627,449	2,029,053	(2,292,189)	(8,387,368)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$402,876	$912,375	$4,115,887	$3,223,252
Net realized gains/(losses)	2,420,301	(1,605,754)	(3,234,655)	(3,510,140)
Change in net unrealized appreciation/(depreciation)	(3,858,479)	24,798,146	(30,879,872)	49,581,521
Net Change in Net Assets Resulting From Operations	(1,035,302)	24,104,767	(29,998,640)	49,294,633
Distributions to Shareholders
From net investment income	(915,779)	(1,478,447)	(24,083)	(3,279,164)
From net realized gains	—	(4,989,989)	—	—
Total Distributions to Shareholders	(915,779)	(6,468,436)	(24,083)	(3,279,164)
Capital Stock Transactions
Sold	2,143,297	3,308,320	108,314,686	104,369,167
Distributions reinvested	915,779	6,468,436	24,083	3,279,164
Redeemed	(8,711,302)	(15,621,055)	(2,917,445)	(4,693,486)
Capital Stock Transactions	(5,652,226)	(5,844,299)	105,421,324	102,954,845
Net Increase/(Decrease) in Net Assets	(7,603,307)	11,792,032	75,398,601	148,970,314
Net Assets, Beginning of Period	86,932,328	75,140,296	254,871,845	105,901,531
Net Assets, End of Period	$79,329,021	$86,932,328	$330,270,446	$254,871,845
Accumulated undistributed net investment income/(loss)	$391,259	$904,162	$3,891,362	$(200,442)
Capital Stock Share Transactions
Sold	194,784	382,861	13,870,512	15,224,114
Distributions reinvested	86,004	791,604	3,209	420,103
Redeemed	(798,333)	(1,829,731)	(388,502)	(679,559)

Total Capital Stock Share Transactions	(517,545)	(655,266)	13,485,219	14,964,658

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio		Partner All Cap Value Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$12,272,329	$17,683,619	$3,344	$14,493	$(17,748)	$(6,294)	$9,270	$42,158
(21,454,914)	(121,748,365)	(40,943)	(321,107)	83,103	(435,801)	234,865	(268,937)
(100,550,101)	278,620,507	(205,542)	1,399,369	(778,279)	2,145,133	(709,929)	1,305,621
(109,732,686)	174,555,761	(243,141)	1,092,755	(712,924)	1,703,038	(465,794)	1,078,842

(365,985)	(18,300,363)	—	(16,869)	—	—	—	(56,625)
—	—	—	—	—	—	—	—
(365,985)	(18,300,363)	—	(16,869)	—	—	—	(56,625)

3,078,371	7,808,530	904,434	1,124,562	2,067,150	6,018,255	1,416,723	3,449,075
365,985	18,300,363	—	16,869	—	—	—	56,625
(35,885,900)	(77,546,663)	(1,136,805)	(1,288,022)	(1,638,657)	(2,034,630)	(800,978)	(1,465,765)
(32,441,544)	(51,437,770)	(232,371)	(146,591)	428,493	3,983,625	615,745	2,039,935

(142,540,215)	104,817,628	(475,512)	929,295	(284,431)	5,686,663	149,951	3,062,152
882,943,082	778,125,454	4,130,015	3,200,720	8,096,440	2,409,777	5,523,460	2,461,308
$740,402,867	$882,943,082	$3,654,503	$4,130,015	$7,812,009	$8,096,440	$5,673,411	$5,523,460
$12,114,001	$207,657	$374	$(2,970)	$(20,718)	$(2,970)	$(2,658)	$(11,928)

321,258	950,413	101,504	151,940	254,845	906,141	179,027	514,033
39,955	1,849,007	—	1,928	—	—	—	7,401
(3,771,994)	(9,592,809)	(127,502)	(176,017)	(203,030)	(349,083)	(103,338)	(249,068)

(3,410,781)	(6,793,389)	(25,998)	(22,149)	51,815	557,058	75,689	272,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner All Cap Portfolio		Large Cap Growth Portfolio II
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$95,814	$422,911	$529,904	$2,244,993
Net realized gains/(losses)	4,510,024	(2,362,387)	27,536,059	48,044,595
Change in net unrealized appreciation/(depreciation)	(9,105,480)	15,986,057	(67,941,322)	65,858,838
Net Change in Net Assets Resulting From Operations	(4,499,642)	14,046,581	(39,875,359)	116,148,426
Distributions to Shareholders
From net investment income	(425,206)	(744,537)	(462,853)	(1,800,000)
From net realized gains	—	—	(11,523,852)	(34,604,586)
Total Distributions to Shareholders	(425,206)	(744,537)	(11,986,705)	(36,404,586)
Capital Stock Transactions
Sold	2,091,771	3,017,479	11,796,207	37,627,887
Distributions reinvested	425,206	744,537	11,986,705	36,404,586
Redeemed	(6,397,264)	(10,602,481)	(13,142,418)	(12,742,230)
In-kind redemptions	—	—	—	(92,633,477)
Capital Stock Transactions	(3,880,287)	(6,840,465)	10,640,494	(31,343,234)
Net Increase/(Decrease) in Net Assets	(8,805,135)	6,461,579	(41,221,570)	48,400,606
Net Assets, Beginning of Period	62,614,815	56,153,236	357,385,831	308,985,225
Net Assets, End of Period	$53,809,680	$62,614,815	$316,164,261	$357,385,831
Accumulated undistributed net investment income/(loss)	$89,251	$418,643	$507,847	$440,796
Capital Stock Share Transactions
Sold	263,952	462,092	1,633,463	5,172,919
Distributions reinvested	56,045	117,219	1,776,703	5,075,903
Redeemed	(812,544)	(1,685,580)	(1,816,216)	(2,095,667)
In-kind redemptions	—	—	—	(12,151,976)

Total Capital Stock Share Transactions	(492,547)	(1,106,269)	1,593,950	(3,998,821)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Growth Portfolio		Partner Growth Stock Portfolio		Large Cap Value Portfolio		Large Cap Stock Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$2,752,582	$7,117,900	$(68,599)	$8,053	$5,042,007	$11,851,639	$2,028,682	$5,355,536
60,886,987	(43,627,231)	2,411,475	(6,420,038)	43,531,209	(130,856,830)	37,536,439	(61,424,828)
(162,258,618)	350,249,363	(6,866,221)	25,925,820	(115,488,847)	260,863,957	(95,696,395)	186,052,726
(98,619,049)	313,740,032	(4,523,345)	19,513,835	(66,915,631)	141,858,766	(56,131,274)	129,983,434

(377,772)	(6,800,000)	(10,928)	(168,813)	(187,197)	(12,050,128)	(104,436)	(5,328,987)
—	—	—	—	—	—	—	—
(377,772)	(6,800,000)	(10,928)	(168,813)	(187,197)	(12,050,128)	(104,436)	(5,328,987)

8,105,319	15,247,288	1,224,808	2,008,107	24,280,455	115,078,386	11,712,024	36,368,850
377,772	6,800,000	10,928	168,813	187,197	12,050,128	104,436	5,328,987
(75,981,191)	(148,213,234)	(6,230,467)	(12,277,879)	(19,995,952)	(51,951,746)	(34,922,834)	(46,479,433)
—	—	—	—	—	(136,060,265)	—	—
(67,498,100)	(126,165,946)	(4,994,731)	(10,100,959)	4,471,700	(60,883,497)	(23,106,374)	(4,781,596)

(166,494,921)	180,774,086	(9,529,004)	9,244,063	(62,631,128)	68,925,141	(79,342,084)	119,872,851
1,025,312,961	844,538,875	61,338,025	52,093,962	733,019,856	664,094,715	617,272,542	497,399,691
$858,818,040	$1,025,312,961	$51,809,021	$61,338,025	$670,388,728	$733,019,856	$537,930,458	$617,272,542
$2,572,763	$197,953	$(76,918)	$2,609	$4,989,723	$134,913	$1,971,319	$47,073

526,902	1,221,624	121,655	250,857	2,512,565	13,763,893	1,522,840	5,248,402
25,428	437,921	1,117	21,147	20,014	1,245,398	13,970	685,503
(4,922,840)	(12,116,518)	(622,667)	(1,581,892)	(2,054,856)	(6,675,323)	(4,519,483)	(7,473,745)
—	—	—	—	—	(14,352,349)	—	—
(4,370,510)	(10,456,973)	(499,895)	(1,309,888)	477,723	(6,018,381)	(2,982,673)	(1,539,840)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Index Portfolio		Equity Income Plus Portfolio
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$2,529,487	$6,110,966	$601,226	$975,504
Net realized gains/(losses)	(22,177)	(12,662,349)	1,319,280	(2,085,233)
Change in net unrealized appreciation/(depreciation)	(23,442,175)	77,470,581	(4,796,441)	8,440,660
Net Change in Net Assets Resulting From Operations	(20,934,865)	70,919,198	(2,875,935)	7,330,931
Distributions to Shareholders
From net investment income	(6,071,009)	(9,467,689)	(69,095)	(906,000)
From net realized gains	—	(17,308,240)	—	—
Total Distributions to Shareholders	(6,071,009)	(26,775,929)	(69,095)	(906,000)
Capital Stock Transactions
Sold	2,173,905	5,924,668	3,547,063	7,722,033
Distributions reinvested	6,071,009	26,775,929	69,095	906,000
Redeemed	(27,980,767)	(58,384,704)	(644,256)	(1,425,336)
Capital Stock Transactions	(19,735,853)	(25,684,107)	2,971,902	7,202,697
Net Increase/(Decrease) in Net Assets	(46,741,727)	18,459,162	26,872	13,627,628
Net Assets, Beginning of Period	338,170,475	319,711,313	54,979,092	41,351,464
Net Assets, End of Period	$291,428,748	$338,170,475	$55,005,964	$54,979,092
Accumulated undistributed net investment income/(loss)	$2,519,959	$6,061,481	$599,564	$67,433
Capital Stock Share Transactions
Sold	135,661	435,006	444,993	1,060,712
Distributions reinvested	396,951	2,079,361	8,713	113,302
Redeemed	(1,752,444)	(4,351,097)	(81,667)	(223,105)

Total Capital Stock Share Transactions	(1,219,832)	(1,836,730)	372,039	950,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Balanced Portfolio		High Yield Portfolio		Diversified Income Plus Portfolio		Partner Socially Responsible Bond Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$2,726,530	$6,741,178	$32,382,499	$63,190,081	$2,868,330	$5,464,674	$108,979	$275,353
5,011,428	3,502,410	3,177,176	(39,327,941)	1,052,617	(4,915,023)	126,830	84,431
(12,366,646)	40,989,265	(9,276,843)	221,535,617	(2,057,494)	21,423,316	184,470	332,393
(4,628,688)	51,232,853	26,282,832	245,397,757	1,863,453	21,972,967	420,279	692,177

(7,030,465)	(11,644,909)	(32,363,200)	(62,236,431)	(4,650,351)	(5,981,706)	(90,088)	(234,799)
(1,826,310)	(4,181,300)	—	—	—	—	—	(346,960)
(8,856,775)	(15,826,209)	(32,363,200)	(62,236,431)	(4,650,351)	(5,981,706)	(90,088)	(581,759)

3,359,234	4,403,989	42,923,812	52,076,075	8,061,485	7,684,739	2,476,760	2,952,032
8,856,775	15,826,209	32,363,200	62,236,431	4,650,351	5,981,706	90,046	582,116
(24,263,486)	(54,499,515)	(48,575,088)	(138,725,078)	(7,170,808)	(17,511,175)	(2,655,486)	(4,276,959)
(12,047,477)	(34,269,317)	26,711,924	(24,412,572)	5,541,028	(3,844,730)	(88,680)	(742,811)

(25,532,940)	1,137,327	20,631,556	158,748,754	2,754,130	12,146,531	241,511	(632,393)
281,158,197	280,020,870	755,968,546	597,219,792	87,151,652	75,005,121	6,183,938	6,816,331
$255,625,257	$281,158,197	$776,600,102	$755,968,546	$89,905,782	$87,151,652	$6,425,449	$6,183,938
$2,693,119	$6,997,054	$485,027	$465,728	$2,828,522	$4,610,543	$17,811	$(1,080)

246,015	363,420	9,318,133	12,542,548	1,282,818	1,373,725	235,274	290,876
670,374	1,383,688	7,076,810	15,502,844	770,104	1,166,457	8,625	57,700
(1,766,810)	(4,643,812)	(10,592,928)	(33,976,502)	(1,140,050)	(3,307,219)	(252,594)	(420,767)
(850,421)	(2,896,704)	5,802,015	(5,931,110)	912,872	(767,037)	(8,695)	(72,191)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Income Portfolio		Bond Index Portfolio
For the periods ended	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009
Operations
Net investment income/(loss)	$32,500,137	$65,695,155	$2,495,799	$6,005,484
Net realized gains/(losses)	23,601,161	(41,235,693)	1,512,393	3,014,854
Change in net unrealized appreciation/(depreciation)	18,804,824	198,015,845	6,988,065	3,482,736
Net Change in Net Assets Resulting From Operations	74,906,122	222,475,307	10,996,257	12,503,074
Distributions to Shareholders
From net investment income	(32,611,378)	(66,102,037)	(2,735,787)	(6,320,731)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(32,611,378)	(66,102,037)	(2,735,787)	(6,320,731)
Capital Stock Transactions
Sold	76,919,075	101,063,089	9,850,199	13,056,172
Distributions reinvested	32,611,378	66,102,037	2,735,787	6,320,731
Redeemed	(209,041,489)	(142,485,709)	(14,816,171)	(43,680,117)
Capital Stock Transactions	(99,511,036)	24,679,417	(2,230,185)	(24,303,214)
Net Increase/(Decrease) in Net Assets	(57,216,292)	181,052,687	6,030,285	(18,120,871)
Net Assets, Beginning of Period	1,278,155,715	1,097,103,028	156,528,149	174,649,020
Net Assets, End of Period	$1,220,939,423	$1,278,155,715	$162,558,434	$156,528,149
Accumulated undistributed net investment income/(loss)	$548,664	$659,905	$(240,624)	$(636)
Capital Stock Share Transactions
Sold	8,012,921	11,238,206	946,971	1,322,464
Distributions reinvested	3,401,568	7,637,385	263,217	644,945
Redeemed	(21,638,130)	(16,534,979)	(1,423,553)	(4,488,055)

Total Capital Stock Share Transactions	(10,223,641)	2,340,612	(213,365)	(2,520,646)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009	6/30/2010 (unaudited)	12/31/2009

$19,663,109	$41,538,278	$589,903	$1,462,372	$(14,374)	$2,773,294
8,663,058	(3,921,593)	123,614	808,926	14,374	92,385
3,972,255	90,309,241	1,957,514	1,415,938	—	—
32,298,422	127,925,926	2,671,031	3,687,236	—	2,865,679

(19,524,360)	(40,607,051)	(477,075)	(1,111,908)	—	(2,865,679)
—	—	(314,976)	—	—	—
(19,524,360)	(40,607,051)	(792,051)	(1,111,908)	—	(2,865,679)

115,785,041	153,358,304	1,920,252	1,508,556	35,381,429	2,263,584,061
19,524,360	40,611,936	792,051	1,111,908	—	2,865,687
(60,182,691)	(101,588,023)	(3,316,204)	(8,809,487)	(73,471,407)	(2,703,888,201)
75,126,710	92,382,217	(603,901)	(6,189,023)	(38,089,978)	(437,438,453)

87,900,772	179,701,092	1,275,079	(3,613,695)	(38,089,978)	(437,438,453)
1,105,640,612	925,939,520	31,553,062	35,166,757	246,008,074	683,446,527
$1,193,541,384	$1,105,640,612	$32,828,141	$31,553,062	$207,918,096	$246,008,074
$196,264	$57,515	$112,828	$—	$(46,760)	$(32,386)

11,913,825	16,309,348	191,179	163,053	35,381,429	2,263,584,061
2,010,078	4,409,004	78,520	123,075	—	2,865,687
(6,182,592)	(11,098,117)	(329,706)	(992,951)	(73,471,407)	(2,703,888,201)

7,741,311	9,620,235	(60,007)	(706,823)	(38,089,978)	(437,438,453)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Portfolio’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were valued as determined in good faith under the direction of the Board of Directors. As of June 30, 2010, the following Portfolios held these types of securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Emerging Markets	1	0.21%
Small Cap Index	1	<0.01%
Partner Worldwide Allocation	3	0.13%
High Yield	5	0.35%
Diversified Income Plus	1	0.00%
Income	3	0.49%
Limited Maturity Bond	2	0.42%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. During the six months ended June 30, 2010, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Small Cap Stock Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio and Income Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends and gains, if applicable, have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Portfolios to make additional tax disclosures with respect to the tax effects of any uncertain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. In order to be recognized in the financial statements, the benefits of a tax position must meet a “more likely than not” standard, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Portfolio must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Portfolios analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of June 30, 2010, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2006, through 2009. Additionally, as of June 30, 2010, the tax year ended December 31, 2005, is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of June 30, 2010, management of the Portfolios has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for written options arises when the Portfolio has purchased an option, exercised that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 30, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner All Cap Value Portfolio, Large Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in these types of investments.

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

risk as the exchange guarantees the contracts against default. During the six months ended June 30, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. During the six months ended June 30, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of June 30, 2010.

Total Rate of Return Swaps – A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

effective vehicle available. During the six months ended June 30, 2010, Moderate Allocation Portfolio engaged in these types of investments. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of June 30, 2010.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into mortgage dollar roll transactions on securities to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended June 30, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Balanced Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive payments equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the six months ended June 30, 2010, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of June 30, 2010, the value of securities on loan is as follows:

Fund	Securities on Loan
Partner Technology	$4,587,151
Real Estate Securities	30,631,689
Partner Small Cap Growth	28,798,737
Partner Small Cap Value	13,379,223
Small Cap Stock	19,141,086
Small Cap Index	15,024,490
Mid Cap Growth II	5,687,629
Mid Cap Growth	22,075,890
Partner Mid Cap Value	8,398,735
Mid Cap Stock	19,701,592
Mid Cap Index	6,677,928
Partner International Stock	26,731,356
Partner All Cap	2,665,242
Large Cap Growth II	2,014,425
Large Cap Growth	16,069,019
Partner Growth Stock	641,473
Large Cap Stock	4,200,906
Large Cap Index	3,347,832
Balanced	1,545,656
High Yield	60,099,861
Diversified Income Plus	3,509,785
Income	19,522,394
Limited Maturity Bond	2,554,455

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended June 30, 2010, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Technology Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended June 30, 2010, Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments and may represent all or a portion of the loan’s market value.

(U) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Portfolio is named as a defendant in this action, we do not expect that the Portfolio’s assets will be subject to a loss contingency.

(V) In-Kind Redemptions – During the year ended December 31, 2009, the Thrivent Asset Allocation Portfolios, as the shareholders of Portfolios of the Fund (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”). The underlying portfolios distributed portfolio securities rather than cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolios recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. The net realized gains below are included in the Statement of Operations of the underlying portfolios as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolios. These in-kind transactions were conducted at market value. The transactions were as follows:

Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Net Realized Gain
Aggressive Allocation Portfolio
Large Cap Growth II	3,195,439	9/29/ 2009	$24,477,060	$3,035,443
Large Cap Value	1,537,741	10/ 7/ 2009	14,577,788	1,381,084
Mid Cap Stock	1,515,286	10/ 26/ 2009	14,228,534	2,387,605
Small Cap Stock	2,073,841	10/ 28/ 2009	19,120,811	2,410,449

Moderately Aggressive Allocation Portfolio
Large Cap Growth II	3,834,479	9/29/ 2009	$29,372,109	$3,572,459
Large Cap Value	5,125,837	10/ 7/ 2009	48,592,931	5,123,681
Mid Cap Stock	4,040,753	10/ 26/ 2009	37,942,669	6,650,830
Small Cap Stock	3,110,760	10/ 28/ 2009	28,681,210	3,469,982

Moderate Allocation Portfolio
Large Cap Growth II	3,834,479	9/29/ 2009	$29,372,109	$3,901,784
Large Cap Value	5,125,837	10/ 7/ 2009	48,592,931	5,302,997
Mid Cap Stock	3,535,679	10/ 26/ 2009	33,200,023	5,271,453
Small Cap Stock	2,592,308	10/ 28/ 2009	23,901,077	2,522,694

Moderately Conservative Allocation Portfolio
Large Cap Growth II	1,287,579	8/ 3/ 2009	$9,412,199	$693,692
Large Cap Value	2,562,934	10/ 7/ 2009	24,296,615	2,382,088
Mid Cap Stock	1,010,227	10/ 26/ 2009	9,486,029	894,881
Small Cap Stock	1,036,924	10/ 28/ 2009	9,560,437	882,070

(W) Recent Accounting Pronouncements

FASB ASC 815-10-50: Derivatives and Hedging

This pronouncement was announced in March 2008 and is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The Portfolios implemented this provision for the December 31, 2009 shareholder report.

FASB ASC 850-10-50: Related Party Transactions

This pronouncement was announced in May 2009 and is intended to establish general standards of accounting for and disclosure of events or transactions that occur after the balance sheet date but before financial statements are issued or available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Portfolios implemented this provision for the December 31, 2009 shareholder report.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

This pronouncement was announced in April 2009 and provides additional guidance for estimating fair value. The pronouncement focuses on markets that experience significant decline in volume and level of activity for assets or liabilities as compared to markets that have a history of being inactive. When this exposure to pricing conditions is present further evaluation and disclosure is provided. The Portfolios implemented this provision for the December 31, 2009 shareholder report.

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for its asset allocation services. In addition, for investments (other then underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to$750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Worldwide
Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Socially Responsible Bond	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

Effective July 1, 2009, the Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Natural Resources Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Utilities Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Utilities Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Natural Resources Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% of average daily net assets over $100 million. Thrivent Partner Small Cap Growth Fund is included in determining breakpoints for the assets managed by Turner.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

Effective December 1, 2009, the Adviser has entered into a new subadvisory agreement with Turner for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets managed by Victory, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Asset Management Company, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

(C) Expense Reimbursements – As of June 30, 2010, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.30%	N/A
Partner International Stock	0.07%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.25%	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.10%	N/A

As of June 30, 2010, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Aggressive Allocation	0.89%	5/15/2011
Moderately Aggressive Allocation	0.83%	5/15/2011
Moderate Allocation	0.77%	5/15/2011
Moderately Conservative Allocation	0.73%	5/15/2011
Partner Healthcare	1.39%	4/30/2011
Partner Natural Resources	1.19%	4/30/2011
Partner Emerging Markets	1.50%	4/30/2011
Partner Utilities	0.90%	4/30/2011
Partner Worldwide Allocation	1.00%	4/30/2011
Partner Socially Responsible Stock	0.98%	4/30/2011
Partner All Cap Growth	1.00%	4/30/2011
Partner All Cap Value	0.98%	4/30/2011
Equity Income Plus	0.85%	4/30/2011
Partner Socially Responsible Bond	0.68%	4/30/2011

Each equity, hybrid and fixed income Portfolio may invest in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the six months ended June 30, 2010, Income Portfolio and Limited Maturity Bond Portfolio invested in High Yield Fund. During the six months ended June 30, 2010, no Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund and Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the six months ended June 30, 2010, the Adviser received aggregate fees for accounting and administrative personnel and services of $3,375,094 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $125,796 in fees from the Fund for the six months ended June 30, 2010. No remuneration has been paid by the Fund to any of the officers or non-independent Directors of the Fund. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 30, 2010, tax-basis balances have not yet been determined.

At December 31, 2009, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Technology	$11,378,393	2016
	2,198,564	2017

	$13,576,957

Partner Natural Resources	19,375	2016
	220,112	2017

	$239,487

Partner Emerging Markets	63,274	2016
	783,676	2017

	$846,950

Real Estate Securities	8,066,759	2016
	18,439,010	2017

	$26,505,769

Partner Utilities	375,164	2016
	285,260	2017

	$660,424

Partner Small Cap Growth	34,011,452	2016
	28,535,801	2017

	$62,547,253

Partner Small Cap Value	11,480,883	2017

	$11,480,883

Small Cap Stock	60,076,135	2016
	69,139,593	2017

	$129,215,728

Small Cap Index	6,962,218	2017

	$6,962,218

Mid Cap Growth	10,809,135	2010
	252,495	2016
	60,666,902	2017

	$71,728,532

Partner Mid Cap Value	16,998,457	2016
	23,650,190	2017

	$40,648,647

Mid Cap Stock	90,742,741	2016
	27,996,719	2017

	$118,739,460

Mid Cap Index	888,376	2017

	$888,376

Partner Worldwide Allocation	8,058,363	2016
	8,548,351	2017

	$16,606,714

Partner International Stock	2,858,197	2010
	103,512,513	2016
	186,079,623	2017

	$292,450,333

Partner Socially Responsible Stock	99,213	2016
	493,087	2017

	$592,300

Partner All Cap Growth	536,343	2016
	586,578	2017

	$1,122,921

Partner All Cap Value	499,329	2016
	885,072	2017

	$1,384,401

Partner All Cap	12,922,307	2016
	11,312,120	2017

	$24,234,427

Large Cap Growth	724,404,403	2010
	198,356,425	2011
	163,432,783	2016
	185,646,034	2017

	$1,271,839,645

Partner Growth Stock	1,995,784	2016
	11,047,477	2017

	$13,043,261

Large Cap Value	71,155,534	2016
	139,308,484	2017

	$210,464,018

Large Cap Stock	94,107,202	2016
	98,352,276	2017

	$192,459,478

Large Cap Index	9,154,087	2017

	$9,154,087

Equity Income Plus	5,806,765	2016
	5,497,079	2017

	$11,303,844

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(4) TAX INFORMATION – CONTINUED

Portfolio	Capital Loss Carryover	Expiration Year
High Yield	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016
	46,838,004	2017

	$680,925,990

Diversified Income Plus	2,850,377	2010
	9,888,303	2016
	9,354,607	2017

	$22,093,287

Income	2,082,528	2014
	39,514,415	2016
	51,183,448	2017

	$92,780,391

Bond Index	1,161,958	2014
	103,719	2015

	$1,265,677

Limited Maturity Bond	2,108,299	2013
	1,181,750	2014
	1,010,934	2015
	10,441,148	2016
	6,959,975	2017

	$21,702,106

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following Portfolios deferred, on a tax basis, the following post-October 2009 losses:

Portfolio	Post-October Loss
Partner Healthcare	$1,681
Partner Emerging Markets	2,964
Partner Utilities	216
Partner Small Cap Value	414,892
Small Cap Index	537,807
Mid Cap Growth	2,738,883
Partner Mid Cap Value	69,456
Partner Worldwide Allocation	1,632
Partner International Stock	940,958
Partner All Cap Growth	119,009
Partner All Cap Value	21,588
Partner All Cap	261,708
Partner Growth Stock	56,085
Large Cap Value	4,405,919
Large Cap Index	891,250
Equity Income Plus	269,813
High Yield	1,317,551
Diversified Income Plus	276,002
Partner Socially Responsible Bond	14,325
Income	1,558,121
Mortgage Securities	94,366

These amounts are deferred for tax purposes and deemed to occur in the fiscal year ended December 31, 2010.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 30, 2010, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$159,375	$148,108
Moderately Aggressive Allocation	441,495	307,907
Moderate Allocation	526,352	257,744
Moderately Conservative Allocation	285,548	118,330
Partner Technology	6,666	7,637
Partner Healthcare	5,265	2,770
Partner Natural Resources	3,885	392
Partner Emerging Markets	5,389	650
Real Estate Securities	20,591	14,393
Partner Utilities	1,606	936
Partner Small Cap Growth	88,230	86,779
Partner Small Cap Value	41,318	32,332
Small Cap Stock	355,960	370,158
Small Cap Index	8,851	23,422
Mid Cap Growth II	32,205	28,920
Mid Cap Growth	87,760	106,332
Partner Mid Cap Value	104,438	93,152
Mid Cap Stock	108,258	127,823
Mid Cap Index	5,788	10,617
Partner Worldwide Allocation	249,453	133,895
Partner International Stock	414,010	453,210
Partner Socially Responsible Stock	942	1,162
Partner All Cap Growth	3,914	3,347
Partner All Cap Value	4,775	4,214
Partner All Cap	65,652	69,787
Large Cap Growth II	389,116	392,340
Large Cap Growth	1,068,431	1,126,699
Partner Growth Stock	11,004	16,121
Large Cap Value	535,255	527,194
Large Cap Stock	538,524	527,210
Large Cap Index	12,361	34,081
Equity Income Plus	148,280	142,004
Balanced	10,479	29,066
High Yield	290,699	274,830
Diversified Income Plus	56,836	49,934
Partner Socially Responsible Bond	2,011	2,389
Income	523,964	631,592
Bond Index	4,680	8,780
Limited Maturity Bond	416,825	389,588
Mortgage Securities	1,162	3,616

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$40,410	$13,178
Moderately Aggressive Allocation	117,324	38,826
Moderate Allocation	159,846	53,451
Moderately Conservative Allocation	61,193	20,591
Balanced	194,120	192,690
Diversified Income Plus	1,495	1,490
Partner Socially Responsible Bond	143	43
Income	453,976	435,360

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(5) SECURITY TRANSACTIONS – CONTINUED

	In thousands
Portfolio	Purchases	Sales
Bond Index	350,865	349,064
Limited Maturity Bond	334,294	274,879
Mortgage Securities	111,597	109,726

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 30, 2010, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Worldwide Allocation	6	0.35%
Balanced	4	2.10%
High Yield	4	0.69%
Diversified Income Plus	2	1.85%
Partner Socially Responsible Bond	1	0.20%
Income	7	1.69%
Bond Index	4	3.74%
Limited Maturity Bond	7	1.74%
Mortgage Securities	2	4.75%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the six months ended June 30, 2010, were as follows:

	Number of Contracts	Premium Amount
Aggressive Allocation
Balance at December 31, 2009	—	$—
Opened	11	58,469
Closed	—	—
Expired	—	—
Exercised	(6)	(29,781)

Balance at June 30, 2010	5	$28,688

Moderately Aggressive Allocation
Balance at December 31, 2009	—	$—
Opened	44	237,813
Closed	—	—
Expired	—	—
Exercised	(22)	(120,938)

Balance at June 30, 2010	22	$116,875

Moderate Allocation
Balance at December 31, 2009	—	$—
Opened	62	337,125
Closed	—	—
Expired	—	—
Exercised	(31)	(171,375)

Balance at June 30, 2010	31	$165,750

Moderately Conservative Allocation
Balance at December 31, 2009	—	$—
Opened	25	133,938
Closed	—	—
Expired	—	—
Exercised	(13)	(68,063)

Balance at June 30, 2010	12	$65,875

Large Cap Growth II
Balance at December 31, 2009	195	$11,416
Opened	761	56,800
Closed	(112)	(6,837)
Expired	(649)	(49,963)
Exercised	(195)	(11,416)

Balance at June 30, 2010	—	$—

Large Cap Growth
Balance at December 31, 2009	457	$26,754
Opened	3,858	313,574
Closed	(1,922)	(172,667)
Expired	(1,936)	(140,908)
Exercised	(457)	(26,755)

Balance at June 30, 2010	—	$—

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2010

(unaudited)

(5) SECURITY TRANSACTIONS – CONTINUED

	Number of Contracts	Premium Amount
Large Cap Stock
Balance at December 31, 2009	1,145	$415,231
Opened	9,086	3,643,437
Closed	(9,113)	(3,930,464)
Expired	(973)	(119,715)
Exercised	(145)	(8,489)

Balance at June 30, 2010	—	$—

Equity Income Plus
Balance at December 31, 2009	110	$44,897
Opened	870	369,305
Closed	(930)	(405,871)
Expired	(50)	(8,331)
Exercised	—	—

Balance at June 30, 2010	—	$—

Diversified Income Plus
Balance at December 31, 2009	60	$24,405
Opened	350	147,888
Closed	(390)	(168,960)
Expired	(20)	(3,333)
Exercised	—	—

Balance at June 30, 2010	—	$—

Mortgage Securities
Balance at December 31, 2009	—	$—
Opened	2	9,125
Closed	—	—
Expired	—	—
Exercised	(1)	(4,875)

Balance at June 30, 2010	1	$4,250

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2010, the Portfolios engaged in purchases and sales of securities of $22,932,586 and $21,483,582, respectively.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events through August 19, 2010, the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$10.66	$0.02	$(0.61)	$(0.59)	$(0.16)	$(0.10)
Year Ended 12/31/2009	8.51	0.09	2.47	2.56	(0.41)	—
Year Ended 12/31/2008	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—
Year Ended 12/31/2005 (c)	10.00	—	1.44	1.44	—	—

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.72	0.05	(0.46)	(0.41)	(0.25)	(0.16)
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—
Year Ended 12/31/2005 (c)	10.00	0.02	1.19	1.21	(0.02)	—

MODERATE ALLOCATION PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.82	0.08	(0.24)	(0.16)	(0.29)	(0.17)
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—
Year Ended 12/31/2005 (c)	10.00	0.04	0.96	1.00	(0.04)	—

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.91	0.09	(0.08)	0.01	(0.28)	(0.18)
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—
Year Ended 12/31/2005 (c)	10.00	0.06	0.68	0.74	(0.06)	—

PARTNER TECHNOLOGY PORTFOLIO
Period Ended 6/30/2010 (unaudited)	5.69	(0.02)	(0.27)	(0.29)	—	—
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 29, 2005.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.26)	$9.81	(5.72)%	$474.9	0.33%	0.44%	0.38%	0.39%	34%
(0.41)	10.66	30.62%	497.6	0.23%	1.29%	0.26%	1.27%	22%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

(0.41)	9.90	(3.93)%	2,029.3	0.27%	1.32%	0.27%	1.32%	18%
(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

(0.46)	10.20	(1.70)%	2,868.8	0.25%	2.12%	0.25%	2.12%	12%
(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

(0.46)	10.46	(0.01)%	1,239.3	0.28%	2.62%	0.28%	2.62%	13%
(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

—	5.40	(5.15)%	28.2	1.16%	(0.64)%	1.16%	(0.64)%	22%
—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%

( b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
PARTNER HEALTHCARE PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$11.08	$0.02	$(0.27)	$(0.25)	$(0.02)	$(0.19)	$—
Year Ended 12/31/2009	8.94	0.02	2.12	2.14	—	—	—
Year Ended 12/31/2008 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—	—

PARTNER NATURAL RESOURCES PORTFOLIO
Period Ended 6/30/2010 (unaudited)	8.23	—	(1.01)	(1.01)	(0.01)	—	—
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.72	0.06	(0.02)	0.04	—	—	—
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—	—
Year Ended 12/31/2008 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Period Ended 6/30/2010 (unaudited)	11.67	0.16	0.47	0.63	—	—	—
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)
Year Ended 12/31/2008	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	—
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	—

PARTNER UTILITIES PORTFOLIO
Period Ended 6/30/2010 (unaudited)	7.76	0.09	(0.70)	(0.61)	(0.17)	—	—
Year Ended 12/31/2009	6.93	0.18	0.65	0.83	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—

PARTNER SMALL CAP GROWTH PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.03	(0.03)	(0.24)	(0.27)	—	—	—
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	—
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	—
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.

Thrivent Series Fund, Inc.

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.21)	$10.62	(2.35)%	$15.1	1.39%	0.45%	1.76%	0.08%	19%
—	11.08	23.83%	13.3	1.39%	0.19%	2.10%	(0.52)%	80%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

(0.01)	7.21	(12.33)%	20.6	1.19%	(0.08)%	1.31%	(0.20)%	2%
—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

—	9.76	0.38%	21.8	1.50%	1.27%	1.99%	0.78%	3%
(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

—	12.30	5.42%	279.2	0.87%	2.57%	0.87%	2.57%	5%
(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%

(0.17)	6.98	(7.96)%	6.5	0.90%	3.05%	2.65%	1.30%	15%
—	7.76	12.00%	6.4	0.90%	2.93%	3.10%	0.73%	22%
(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

—	9.76	(2.61)%	158.5	1.02%	(0.65)%	1.12%	(0.75)%	54%
(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$15.58	$0.06	$(0.40)	$(0.34)	$(0.04)	$—
Year Ended 12/31/2009	12.07	0.11	3.52	3.63	(0.11)	(0.01)
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)

SMALL CAP STOCK PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.13	—	(0.45)	(0.45)	—	—
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)

SMALL CAP INDEX PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.57	0.05	(0.17)	(0.12)	(0.09)	—
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)

MID CAP GROWTH PORTFOLIO II
Period Ended 6/30/2010 (unaudited)	8.43	—	(0.21)	(0.21)	—	(0.09)
Year Ended 12/31/2009	5.65	—	2.78	2.78	—	—
Year Ended 12/31/2008	11.42	0.01	(4.37)	(4.36)	(0.03)	(1.38)
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—

MID CAP GROWTH PORTFOLIO
Period Ended 6/30/2010 (unaudited)	14.42	0.01	(0.40)	(0.39)	(0.04)	—
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.04)	$15.20	(2.25)%	$225.3	0.88%	0.75%	0.88%	0.75%	14%
(0.12)	15.58	30.24%	226.3	0.89%	0.86%	0.90%	0.85%	19%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%

—	9.68	(4.43)%	241.3	0.78%	(0.02)%	0.78%	(0.02)%	145%
(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%

(0.09)	10.36	(1.06)%	186.4	0.46%	0.68%	0.46%	0.68%	4%
(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%

(0.09)	8.13	(2.56)%	123.3	0.72%	(0.09)%	1.02%	(0.39)%	24%
—	8.43	49.31%	125.8	0.68%	(0.05)%	1.05%	(0.42)%	73%
(1.41)	5.65	(42.71)%	80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%

(0.04)	13.99	(2.70)%	338.4	0.46%	0.16%	0.46%	0.16%	25%
—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$10.82	$0.03	$(0.39)	$(0.36)	$(0.04)	$—
Year Ended 12/31/2009	8.25	0.12	2.54	2.66	(0.09)	—
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)
Year Ended 12/31/2005 (c)	10.00	0.04	1.51	1.55	(0.04)	(0.03)

MID CAP STOCK PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.80	0.02	(0.39)	(0.37)	(0.01)	—
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)

MID CAP INDEX PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.37	0.06	(0.23)	(0.17)	(0.12)	—
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Period Ended 6/30/2010 (unaudited)	7.84	0.09	(0.75)	(0.66)	—	—
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—
Year Ended 12/31/2008(d)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

PARTNER INTERNATIONAL STOCK PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.99	0.14	(1.41)	(1.27)	—	—
Year Ended 12/31/2009	8.18	0.20	1.82	2.02	(0.21)	—
Year Ended 12/31/2008	17.26	0.33	(6.56)	(6.23)	(0.68)	(2.17)
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—

PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Period Ended 6/30/2010 (unaudited)	8.76	0.01	(0.57)	(0.56)	—	—
Year Ended 12/31/2009	6.48	0.03	2.29	2.32	(0.04)	—
Year Ended 12/31/2008(d)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 29, 2005.
(d)	Since inception, April 30, 2008.

Thrivent Series Fund, Inc.

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.04)	$10.42	(3.28)%	$183.6	0.85%	0.48%	0.85%	0.48%	49%
(0.09)	10.82	32.33%	183.7	0.87%	1.42%	0.88%	1.41%	114%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

(0.01)	9.42	(3.75)%	405.0	0.73%	0.45%	0.73%	0.45%	26%
(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%

(0.12)	10.08	(1.67)%	79.3	0.53%	0.92%	0.53%	0.92%	7%
(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%

—	7.18	(8.39)%	330.3	1.00%	2.67%	1.08%	2.58%	46%
(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

—	8.72	(12.74)%	740.4	0.83%	2.97%	0.90%	2.90%	51%
(0.21)	9.99	24.79%	882.9	0.85%	2.29%	0.91%	2.23%	76%
(2.85)	8.18	(41.10)%	778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%

—	8.20	(6.35)%	3.7	0.98%	0.16%	3.67%	(2.53)%	24%
(0.04)	8.76	35.65%	4.1	0.98%	0.41%	4.06%	(2.67)%	41%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER ALL CAP GROWTH PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$8.03	$(0.02)	$(0.64)	$(0.66)	$—	$—
Year Ended 12/31/2009	5.34	(0.01)	2.70	2.69	—	—
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Period Ended 6/30/2010 (unaudited)	7.65	0.01	(0.55)	(0.54)	—	—
Year Ended 12/31/2009	5.47	0.06	2.20	2.26	(0.08)	—
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Period Ended 6/30/2010 (unaudited)	7.73	0.02	(0.62)	(0.60)	(0.06)	—
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—

LARGE CAP GROWTH PORTFOLIO II
Period Ended 6/30/2010 (unaudited)	7.32	0.01	(0.80)	(0.79)	(0.01)	(0.24)
Year Ended 12/31/2009	5.85	0.05	2.26	2.31	(0.04)	(0.80)
Year Ended 12/31/2008	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—

LARGE CAP GROWTH PORTFOLIO
Period Ended 6/30/2010 (unaudited)	15.40	0.04	(1.63)	(1.59)	(0.01)	—
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$7.37	(8.23)%	$7.8	1.00%	(0.41)%	2.33%	(1.74)%	40%
—	8.03	50.32%	8.1	1.00%	(0.15)%	3.79%	(2.94)%	46%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

—	7.11	(7.03)%	5.7	0.98%	0.31%	2.90%	(1.61)%	74%
(0.08)	7.65	41.20%	5.5	0.98%	1.26%	4.67%	(2.43)%	143%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.06)	7.07	(7.82)%	53.8	1.02%	0.31%	1.22%	0.11%	109%
(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%

(0.25)	6.28	(11.20)%	316.2	0.62%	0.30%	0.87%	0.05%	115%
(0.84)	7.32	39.78%	357.4	0.57%	0.67%	0.87%	0.37%	235%
(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%

(0.01)	13.80	(10.32)%	858.8	0.45%	0.56%	0.45%	0.56%	112%
(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$9.93	$(0.01)	$(0.79)	$(0.80)	$—	$—
Year Ended 12/31/2009	6.96	—	3.00	3.00	(0.03)	—
Year Ended 12/31/2008	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—

LARGE CAP VALUE PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.65	0.07	(0.95)	(0.88)	—	—
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—

LARGE CAP STOCK PORTFOLIO
Period Ended 6/30/2010 (unaudited)	7.72	0.03	(0.76)	(0.73)	—	—
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)

LARGE CAP INDEX PORTFOLIO
Period Ended 6/30/2010 (unaudited)	15.76	0.15	(1.21)	(1.06)	(0.30)	—
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—

EQUITY INCOME PLUS PORTFOLIO
Period Ended 6/30/2010 (unaudited)	7.91	0.08	(0.47)	(0.39)	(0.01)	—
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$9.13	(8.08)%	$51.8	0.96%	(0.23)%	1.06%	(0.33)%	19%
(0.03)	9.93	43.17%	61.3	0.98%	0.01%	1.08%	(0.09)%	53%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%

—	8.77	(9.09)%	670.4	0.65%	1.35%	0.65%	1.35%	73%
(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%

—	6.99	(9.46)%	537.9	0.69%	0.67%	0.69%	0.67%	100%
(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%

(0.30)	14.40	(6.81)%	291.4	0.42%	1.55%	0.42%	1.55%	4%
(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%

(0.01)	7.51	(4.92)%	55.0	0.85%	2.08%	0.92%	2.01%	282%
(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$13.44	$0.16	$(0.42)	$(0.26)	$(0.36)	$(0.09)
Year Ended 12/31/2009	11.75	0.38	2.06	2.44	(0.55)	(0.20)
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—

HIGH YIELD PORTFOLIO
Period Ended 6/30/2010 (unaudited)	4.56	0.19	(0.03)	0.16	(0.19)	—
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—
Year Ended 12/31/2008	4.84	0.37	(1.34)	(0.97)	(0.39)	—
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—

DIVERSIFIED INCOME PLUS PORTFOLIO
Period Ended 6/30/2010 (unaudited)	6.14	0.19	(0.06)	0.13	(0.32)	—
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Period Ended 6/30/2010 (unaudited)	10.16	0.18	0.52	0.70	(0.15)	—
Year Ended 12/31/2009	10.02	0.43	0.62	1.05	(0.36)	(0.55)
Year Ended 12/31/2008 (c)	10.00	0.26	0.01	0.27	(0.25)	—

INCOME PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.39	0.25	0.30	0.55	(0.25)	—
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.45)	$12.73	(1.97)%	$255.6	0.44%	1.98%	0.44%	1.98%	73%
(0.75)	13.44	21.76%	281.2	0.44%	2.55%	0.44%	2.54%	115%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%

(0.19)	4.53	3.51%	776.6	0.45%	8.46%	0.45%	8.46%	37%
(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%

(0.32)	5.95	2.14%	89.9	0.59%	6.40%	0.59%	6.40%	62%
(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%

(0.15)	10.71	6.93%	6.4	0.69%	3.52%	2.65%	1.55%	40%
(0.91)	10.16	10.98%	6.2	0.68%	4.17%	2.51%	2.33%	148%
(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.25)	9.69	5.97%	1,220.9	0.44%	5.17%	0.44%	5.17%	79%
(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Period Ended 6/30/2010 (unaudited)	$10.13	$0.16	$0.56	$0.72	$(0.18)	$—
Year Ended 12/31/2009	9.72	0.37	0.43	0.80	(0.39)	—
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—

LIMITED MATURITY BOND PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.62	0.17	0.10	0.27	(0.16)	—
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—

MORTGAGE SECURITIES PORTFOLIO
Period Ended 6/30/2010 (unaudited)	9.62	0.18	0.65	0.83	(0.15)	(0.10)
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—
Year Ended 12/31/2008	9.71	0.44	(0.91)	(0.47)	(0.42)	—
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—

MONEY MARKET PORTFOLIO
Period Ended 6/30/2010 (unaudited)	1.00	—	—	—	—	—
Year Ended 12/31/2009	1.00	—	—	—	—	—
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.18)	$10.67	7.12%	$162.6	0.46%	3.15%	0.46%	3.15%	206%
(0.39)	10.13	8.47%	156.5	0.46%	3.78%	0.47%	3.77%	388%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%

(0.16)	9.73	2.86%	1,193.5	0.44%	3.44%	0.44%	3.43%	59%
(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%

(0.25)	10.20	8.59%	32.8	0.90%	3.66%	0.90%	3.66%	332%
(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%

—	1.00	—	207.9	0.28%	(0.01)%	0.49%	(0.22)%	N/A
—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A

(b )

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2010

With respect to Thrivent Money Market Portfolio

The Principal Strategies sections for the Thrivent Money Market Portfolio in the summary and non-summary sections of the prospectus are replaced with the following:

The Portfolio tries to produce current income while maintaining liquidity by investing in high quality, short-term money market instruments, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes and U.S. Treasury Bills. The Portfolio’s Adviser looks for prime commercial paper issued by corporations that it believes are financially sound, have strong cash flows and solid capital levels, are leaders in their industry and have experienced management.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine which money market instruments to buy and sell.

The Adviser manages the Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Portfolio may maintain a stable $1.00 share price. Those rules generally require the Portfolio, among other things, to invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Portfolio to maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days.

Under these rules, at least 97% of the Portfolio’s total assets must be invested in “first tier” securities. First-tier securities generally must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality). First-tier securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

The remainder of the Portfolio’s assets will be invested in securities rated within the two highest rating categories by at least two rating agencies (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality) or kept in cash.

The date of this Supplement is June 30, 2010

Please include this Supplement with your Prospectus

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2010

With respect to Thrivent Partner Socially Responsible Bond Portfolio

The last paragraph on page 126 of the prospectus in the “Sustainable and Socially Responsible Investment Criteria” section and the next-to-last full paragraph on page 170 of the prospectus in the “Sustainable and Socially Responsible Investment Criteria” section are deleted and replaced with the following:

With respect to U.S. government securities, the Portfolio invests in debt obligations issued by the U.S. Government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Portfolio’s sustainable and socially responsible investment criteria.

The date of this Supplement is July 6, 2010

Please include this Supplement with your Prospectus

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We’re Listening to You!

In response to concerns regarding multiple mailings, we send one copy of an annual and semiannual report and one copy of a prospectus for Thrivent Series Fund, Inc., to each household. This consolidation helps reduce printing and postage costs, thereby saving money and reducing waste. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.

625 Fourth Ave. S., Minneapolis, MN 55415-1665 Thrivent.com • email: mail@thrivent.com 800-THRIVENT (800-847-4836)

23572SAR R8-10

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(1)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(2)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 27, 2010	THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 27, 2010	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 27, 2010	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer